UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-5954
The Charles Schwab Family of Funds
(Exact name of registrant as specified in charter)
211 Main St, San Francisco, California 94105
(Address of principal executive offices)      (Zip code)
Marie Chandoha
The Charles Schwab Family of Funds
211 Main St, San Francisco, California 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 636-7000
Date of fiscal year end: December 31
Date of reporting period: December 31, 2010

Item 1: Report(s) to Shareholders.

Annual report dated December 31, 2010 enclosed.

Schwab Retirement Advantage Money Fund ®
Schwab Investor Money Fund ®

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Schwab Retirement Advantage Money Fund ®
Schwab Investor Money Fund ®

Annual Report
December 31, 2010

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In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Money market investors experienced historically low yields during the year as the Federal Reserve (the Fed) targeted its federal funds rate between zero and 0.25%.

Dear Shareholder,

It is a pleasure to have this opportunity to write to you for the first time as President and Chief Executive Officer of Charles Schwab Investment Management, Inc., the investment adviser to the Schwab Funds. In the accompanying pages, please find the annual report for the Schwab Retirement Advantage Money Fund and Schwab Investor Money for the 12-month period that ended December 31, 2010.

During most of 2010, investors and markets weathered a tepid U.S. economy, regulatory changes to the money market fund industry, and Federal Reserve (the Fed) actions that were aimed at keeping short term interest rates low. Despite stubbornly high unemployment and few signs of a turnaround in the housing market in the United States, nearly all investment markets rewarded investors with positive returns. Boosted by high corporate profits in many sectors, U.S. equity markets generated positive returns for the reporting period, as measured by the S&P 500’s 15.1% return. A broad benchmark for fixed income, the Barclays Capital U.S. Aggregate Bond Index, returned 6.5%. International stocks, as measured by the MSCI EAFE Index, returned 8.2%. Equities in emerging countries rewarded investors with a 19.2% return, according to the MSCI Emerging Markets Index, as their economies rebounded and their currencies rose in many cases.

Money market investors experienced historically low yields during the year as the Federal Reserve targeted its federal funds rate between zero and 0.25%. The Fed continued its quantitative easing programs, buying Treasuries to keep borrowing rates low and stimulate economic growth. In mid-year, fears of a debt crisis in Greece and other European nations temporarily pressed short-term interest rates upward, but they settled lower again some months later. Toward the year’s end, intermediate and longer-term interest rates began to rise in anticipation of a stronger economy, the extension of the Bush tax cuts for 2011, and a rebound in consumer spending.

In February 2010, the Securities and Exchange Commission (SEC) adopted new amendments to Rule 2a-7 of the Investment Company Act of 1940, the rule that regulates money funds. The changes included new requirements for money funds to maintain minimum levels of liquidity and lowered the maximum permissible weighted average maturity of a money fund portfolio. The SEC also mandated increased disclosure to investors to help them make more informed decisions about the money funds they invest in. The new rules helped drive demand up and yields down for short-term instruments.

Recognizing the important role that money market funds play in investors’ portfolios, the funds’ investment adviser and its affiliates continued to waive certain fees or expenses during the year to maintain positive net yields for certain Schwab money funds.

Thank you for investing with the Schwab money market funds. We encourage you to review your investment portfolio regularly to make sure it meets your current financial plan. For answers to questions you may have or to consult our website for more information, please visit www.schwabfunds.com. We are also happy to hear from you at 1-800-435-4000.

Sincerely,

2 Schwab Retirement Advantage Money Fund & Schwab Investor Money Fund

The Investment Environment

Economic Overview

The decision by the Federal Open Market Committee (the FOMC) in November 2010 to initiate a new program of security purchases, often referred to as quantitative easing, reminded investors that the U.S. economy was still in need of systemic reinforcement.

This latest announcement from the FOMC that it would purchase an additional $600 billion in longer-term U.S. Treasury securities followed earlier policy decisions that included: lowering the federal funds rate to near zero in December 2008 and keeping it there for an extended period of time; authorizing the large-scale purchase of longer-term securities in 2009 and early 2010; and modifying the Federal Reserve’s (the Fed) reinvestment policy in the summer of 2010 on mortgage-related securities, as they matured or were redeemed, in an effort to manage the Fed’s balance sheet.

Contributing to the FOMC’s decision to purchase an additional $600 billion in U.S. Treasuries was a U.S. unemployment rate that had remained above 9% since the fall of 2009 and an inflation rate that was still below optimal levels for what the Fed believed to be a sustainable recovery. Moreover, reports that many of the unemployed in the United States have been seeking employment for more than six months highlighted the fact that job creation had not kept pace with the rising number of people looking for jobs. Adding to the complexity of this economic picture was the decline in housing prices, accompanied by a rise in foreclosures.

Positive economic news was also part of the landscape. Corporations reported high profits for the period under review and increased their investment in equipment and software. Household spending was also up for the reporting period. Gross Domestic Product (GDP) growth—the output of goods and services produced by labor and property in the United States—was positive. The first, second, and third quarter GDP growth rates reached 3.7%, 1.7%, and 2.6%, respectively.

At the international level, news from Europe in the spring of 2010 described the challenges faced by several euro-zone countries as they tried to meet the demands of their sovereign debt. Central banks in Europe responded with financial supports of various types that typically came with the mandate that the countries receiving help also make deep budget cuts. Many of the cuts targeted the rising costs linked to maintaining long-standing benefits such as retirement pensions and subsidized education and health care, which had become unaffordable in an environment of declining revenue.

Money Markets

The Fed’s decision to keep the federal funds rate in the 0% to 0.25% range resulted in a low interest rate environment throughout the reporting period. Low interest rates combined with limited supply of short-term, high-quality taxable and tax-exempt securities suppressed short-term yields. The limited supply was driven, in part, by the new SEC regulations that required money market funds to maintain a weighted average maturity (WAM) of 60 days or less and that required them to meet new minimum liquidity standards. The need to meet these new regulations created higher demand for shorter-term securities, especially short-term U.S. Treasuries, which put downward pressure on yields.

Fixed Income

In the tax-free fixed income markets, many state and local governments saw 4−5% increases in tax revenues during the third quarter of 2010, which continued through year-end. However, tax revenues still remained well below the highs that occurred in 2008. Many fiscal 2011 budgets, passed in the summer of 2010, relied on the final year of federal stimulus funds for Medicaid and education, deep spending cuts, and the use of reserves to achieve balanced budgets. The slow recovery of municipal revenues, continued high unemployment in many states, news regarding high state and local government pension costs, and the spectre of future budgets without federal stimulus funds, all raised investor concerns in the last few months of the reporting period.

Also adding to the challenges in the bond markets was investor response to market volatility. The Euro-debt concerns that crystallized in May 2010 helped to push investors toward U.S. Treasuries. This put further downward pressure on U.S. Treasury rates, as demand outpaced supply. However, as the global stock market gained momentum toward the end of summer and continued to rise through the end of 2010, intermediate and longer-term U.S. Treasury rates rose to nearly match where they had been at the beginning of the reporting period. However, the shorter-term rates remained well below 1.00%.

In other categories, corporate bonds, including investment-grade and high-yield, offered investors returns that outpaced U.S. Treasuries, as did commercial mortgage-backed and agency mortgage-backed securities.

Schwab Retirement Advantage Money Fund & Schwab Investor Money Fund 3

The Investment Environment continued

As for broad bond market performance, the Barclays Capital U.S. Aggregate Bond Index returned 6.54%, the Barclays Capital U.S. TIPS Index returned 6.31%, the Barclays U.S. Treasury Index returned 5.87%, and the Barclays Capital General Muni Bond Index returned 2.38% for the 12 months under review.

Equities

The U.S. and international stock markets weathered a few ups and downs during the reporting period. In addition to the European debt crisis, the Deepwater Horizon oil spill on April 20, 2010, in the Gulf of Mexico, caused a short-lived decline in energy stocks. This was followed by a sudden, but temporary, 999-point drop in the Dow Jones Industrial Average within a 30-minute timeframe, on May 6, 2010. The equity market event was subsequently named the “flash crash.” As a result of the flash crash, more than 16,000 trades were cancelled by the major U.S. stock exchanges. Despite these events, both U.S. and international equity markets rebounded. In fact, the U.S. and international stock markets rewarded investors with positive returns for the 12 months under review, despite these disturbances and the slow-paced economic recovery.

For the reporting period, the S&P 500 Index returned 15.06%. In general, growth stocks outperformed value in small-, mid-, and large-cap categories, though not necessarily by wide margins. Small-cap growth stocks had the widest spread, with the Russell 2000 Growth Index returning 29.09% and the Russell 2000 Value Index returning 24.50%. By comparison, the Russell Midcap Growth Index returned 26.38%, compared to the Russell Midcap Value Index returning 24.75%, while the Russell 1000 Growth Index returned 16.71%, against the Russell 1000 Value Index return of 15.51%.

On the international side, the MSCI EAFE Index (Gross) returned 8.21%, while the MSCI EAFE Growth Index returned 12.60%, followed by the MSCI EAFE Value Index, which returned 3.81%. Here again, growth outpaced value, but the best performing index on the international level was the MSCI Emerging Markets Index, which returned 19.20%.

Sectors

All sectors in the U.S. equity markets had positive absolute returns. Consumer Discretionary and Industrials were the best performing sectors, followed by Materials, Energy, and Telecommunications, which also had solid returns. Sectors with low, but still positive returns included Health Care, Utilities, and Information Technology.

Top performing sectors at the international level were Industrials, Consumer Discretionary, and Materials. Utilities and Financials posted negative returns and were the poorest performers on an international level.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

4 Schwab Retirement Advantage Money Fund & Schwab Investor Money Fund

Fund Management

Linda Klingman, a managing director and portfolio manager of the investment adviser, has overall responsibility for the management of the funds. She joined the firm in 1990 and has managed money market funds since 1988.

Mike Neitzke, a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the management of the funds. He joined the firm in March 2001 and has worked in the financial industry as a portfolio manager since 1986.

Michael Lin, a portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the funds. He joined the firm in 2000 and was named to his current position in 2004.

Schwab Retirement Advantage Money Fund & Schwab Investor Money Fund 5

Schwab Retirement Advantage Money Fund®

Schwab Retirement Advantage Money Fund (the fund) seeks the highest current income consistent with stability of capital and liquidity.

During the 12-month reporting period that ended December 31, 2010, the fund provided safety and liquidity to shareholders, in the face of an investment environment characterized by low yields on short term, high quality investments. The fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses to maintain a positive net yield for the fund.* Please read more about the yield and other important characteristics of the fund in the charts and footnotes following this discussion.

The fund’s low yield was a product of both a low interest rate environment and recent regulatory changes relating to money market funds. During 2010 the Federal Reserve continued to target its federal funds rate at a historically low range of 0-0.25%, which maintained low yields on securities in which the fund invests and, in turn, kept the yield of the fund low. In addition, in February 2010 the Securities and Exchange Commission (SEC) adopted amendments to Rule 2a-7 of the Investment Company Act of 1940 to bolster the ability of money funds to withstand economic stresses. The new regulations established minimum daily and weekly liquidity levels and shortened the maximum weighted average maturity (WAM) for money market funds from 90 days to 60 days. These changes increased demand for short-term securities across all money funds, helping to depress money market yields.

The investment adviser shortened the portfolio’s WAM during the first half of the year in anticipation of the new SEC regulations. Having a shortened WAM prior to the European credit crisis placed the fund in a position to purchase longer dated securities in the credit sector at attractive yields as the crisis started to wane. At the end of the reporting period, the fund’s WAM was 40 days. The fund also invested in repurchase agreements collateralized by equity securities based on the credit quality of the repurchase agreement counterparty.

As of 12/31/10:
 Portfolio Composition by Maturity1

% of Investments

1-15 Days	48.5%
16-30 Days	11.0%
31-60 Days	13.0%
61-90 Days	14.7%
91-120 Days	2.7%
More than 120 Days	10.1%

 Statistics

Weighted Average Maturity[2]	40 Days
Credit Quality of Holdings[3] % of portfolio	99.99% Tier 1

 Portfolio Composition by Security Type4

% of Investments

U.S. Treasury	0.6%
Government Agency & Other Government Securities[5]	13.7%
Repurchase Agreement	20.7%
Commercial Paper (CP)
Asset Backed CP	16.5%
Bank/Financial CP	8.3%
Certificate of Deposit	35.1%
Bank Note	2.5%
Corporate Note	1.1%
Time Deposit	0.6%
Other	0.9%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, please see Note 4 of the Financial Notes section.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Portfolio Composition is calculated using the Par Value of Investments.
[5]	Includes debt issued by Straight A Funding LLC, which the U.S. Securities and Exchange Commission has stated is permissible for money market funds to treat as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).

6 Schwab Retirement Advantage Money Fund®

Performance and Fund Facts as of 12/31/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-Day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

Schwab Retirement
Advantage
Money Fund

Ticker Symbol	SWIXX
Minimum Initial Investment[1]	$25,000

Seven-Day Yield[2]	0.01%

Seven-Day Yield—Without Contractual Expense Limitation[3]	-0.13%

Seven-Day Effective Yield[2]	0.01%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit the fund’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. Please see Note 4 in the Financial Notes section for additional details.
[3]	Yield does not reflect the effect of the contractual expense limitation but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.13% to the seven-day yield.

Schwab Retirement Advantage Money Fund® 7

Schwab Investor Money Fund®

Schwab Investor Money Fund (the fund) seeks the highest current income consistent with stability of capital and liquidity.

During the 12-month reporting period that ended December 31, 2010, the fund provided safety and liquidity to shareholders in the face of an investment environment characterized by low yields on short term, high quality investments. The fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses to maintain a positive net yield for the fund.* From time to time, the adviser also recaptured previously waived fees, which reduced the yield for the fund at such times. Please read more about the yield and other important characteristics of the fund in the charts and footnotes following this discussion.

The fund’s low yield was a product of both a low interest rate environment and recent regulatory changes relating to money market funds. During 2010 the Federal Reserve continued to target its federal funds rate at a historically low range of 0-0.25%, which maintained low yields on securities in which the fund invests and, in turn, kept the yield of the fund low. In addition, in February 2010 the Securities and Exchange Commission (SEC) adopted amendments to Rule 2a-7 of the Investment Company Act of 1940 to bolster the ability of money funds to withstand economic stresses. The new regulations established minimum daily and weekly liquidity levels and shortened the maximum weighted average maturity (WAM) for money market funds from 90 days to 60 days. These changes increased demand for short-term securities across all money funds, helping to depress money market yields.

The investment adviser shortened the portfolio’s WAM during the first half of the year in anticipation of the new SEC regulations. Having a shortened WAM prior to the European credit crisis placed the fund in a position to purchase longer dated securities in the credit sector at attractive yields as the crisis started to wane. At the end of the reporting period, the fund’s WAM was 42 days. The fund also invested in repurchase agreements collateralized by equity securities based on the credit quality of the repurchase agreement counterparty.

As of 12/31/10:
 Portfolio Composition by Maturity1

% of Investments

1-15 Days	40.6%
16-30 Days	17.3%
31-60 Days	18.7%
61-90 Days	9.3%
91-120 Days	2.9%
More than 120 Days	11.2%

 Statistics

Weighted Average Maturity[2]	42 Days
Credit Quality of Holdings[3] % of portfolio	99.99% Tier 1

 Portfolio Composition by Security Type4

% of Investments

U.S. Treasury	0.6%
Government Agency & Other Government Securities[5]	12.1%
Repurchase Agreement	14.8%
Commercial Paper (CP)
Asset Backed CP	19.7%
Bank/Financial CP	9.8%
Certificate of Deposit	34.6%
Bank Note	1.9%
Corporate Note	2.8%
Time Deposit	3.2%
Other	0.5%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, please see Note 4 of the Financial Notes section.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Portfolio Composition is calculated using the Par Value of Investments.
[5]	Includes debt issued by Straight A Funding LLC, which the U.S. Securities and Exchange Commission has stated is permissible for money market funds to treat as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).

8 Schwab Investor Money Fund®

Performance and Fund Facts as of 12/31/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-Day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

Schwab Investor
Money Fund

Ticker Symbol	SWRXX
Minimum Initial Investment[1]	$1 Retirement Plan Participants
$2,500 Other Investors

Seven-Day Yield[2]	0.01%

Seven-Day Yield—Without Contractual Expense Limitation[3]	-0.03%

Seven-Day Effective Yield[2]	0.01%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit the fund’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. Please see Note 4 in the Financial Notes section for additional details.
[3]	Yield does not reflect the effect of the contractual expense limitation but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.25% to the seven-day yield.

Schwab Investor Money Fund® 9

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning July 1, 2010 and held through December 31, 2010.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 7/1/10	at 12/31/10	7/1/10–12/31/10

Schwab Retirement Advantage Money Fund®
Actual Return	0.37%	$1,000	$1,000.10	$1.87
Hypothetical 5% Return	0.37%	$1,000	$1,023.34	$1.89

Schwab Investor Money Fund®
Actual Return	0.37%	$1,000	$1,000.10	$1.87
Hypothetical 5% Return	0.37%	$1,000	$1,023.34	$1.89

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights, which covers a 12-month period.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 365 days of the fiscal year.

10 Schwab Retirement Advantage Money Fund & Schwab Investor Money Fund

Schwab Retirement Advantage Money Fund®

Financial Statements

Financial Highlights

	1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–
	12/31/10		12/31/09		12/31/08	12/31/07	12/31/06

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.03	0.05	0.05
Net realized and unrealized gains (losses)	0.00	[1,2]	(0.00)[1]		—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.03	0.05	0.05
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.03)	(0.05)	(0.05)

Net asset value at end of period	1.00		1.00		1.00	1.00	1.00

Total return (%)	0.01		0.20		2.56	4.96	4.67

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.34	[3]	0.44	[3,4]	0.48 [4]	0.48	0.49
Gross operating expenses	0.60		0.62		0.60	0.62	0.64
Net investment income (loss)	0.01		0.20		2.52	4.85	4.59
Net assets, end of period ($ x 1,000,000)	873		954		984	946	802

1 Per-share amount was less than $0.01.
2 Net realized and unrealized gains (losses) ratio includes payment from affiliate of $471,270. (See financial note 4)
3 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)
4 The ratio of net operating expenses would have been 0.41% for 2009 and 0.47% for 2008, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been included.

See financial notes 11

 Schwab Retirement Advantage Money Fund

Portfolio Holdings as of December 31, 2010

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting Schwab’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

			Cost	Value
Holdings by Category			($)	($)

56.6%		Fixed-Rate Obligations	493,628,109	493,628,109
9.8%		Variable-Rate Obligations	85,914,897	85,914,897
6.2%		U.S. Government Securities	53,998,605	53,998,605
8.4%		U.S. Government Agency Securities	73,493,225	73,493,225
21.2%		Repurchase Agreements	185,102,344	185,102,344
0.0%		Other Investment	59,677	59,677

102.2%		Total Investments	892,196,857	892,196,857
(2	.2)%	Other Assets and Liabilities, Net		(19,420,527)

100.0%		Net Assets		872,776,330

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)

Fixed-Rate Obligations 56.6% of net assets

Bank Notes 2.5%
Bank of America, N.A.		0.30%		01/05/11	6,000,000	6,000,013
		0.30%		03/04/11	6,000,000	6,000,000
		0.32%		03/23/11	4,000,000	4,000,000
		0.32%		04/04/11	1,000,000	1,000,000

Chase Bank USA, N.A.		0.23%		02/07/11	5,000,000	5,000,000

						22,000,013

Certificates of Deposit 28.1%
Abbey National Treasury Services PLC	a	0.67%		03/29/11	2,000,000	2,000,000
	a	0.68%		05/02/11	3,000,000	3,000,050

Banco Santander S.A.		0.64%		03/03/11	9,000,000	9,000,000

Bank of Nova Scotia		0.23%		01/06/11	12,000,000	12,000,000
		0.28%		03/03/11	1,000,000	1,000,000
		0.29%		03/03/11	4,000,000	4,000,000

Bank of Tokyo Mitsubishi UFJ Ltd.		0.30%		01/05/11	1,000,000	1,000,000
		0.30%		03/31/11	9,000,000	9,000,000
		0.52%		07/27/11	1,000,000	1,000,000

Barclays Bank PLC		0.72%		05/04/11	6,000,000	6,000,000

BNP Paribas		0.30%		01/03/11	8,000,000	8,000,000
		0.71%		01/10/11	1,000,000	1,000,000
		0.61%		01/28/11	4,000,000	4,000,000
		0.56%		02/03/11	1,000,000	1,000,000

12 See financial notes

 Schwab Retirement Advantage Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)
BNP Paribas continued		0.44%		03/10/11	5,000,000	5,000,000
		0.50%		06/17/11	18,000,000	18,000,000
		0.45%		07/13/11	4,000,000	4,000,000
		0.46%		07/15/11	1,000,000	1,000,000

Credit Agricole Corporate & Investment Bank		0.30%		02/01/11	3,000,000	3,000,000

Credit Agricole S.A.		0.32%		02/01/11	3,000,000	3,000,000

Credit Suisse AG		0.23%		01/03/11	2,000,000	2,000,000

Deutsche Bank AG		0.26%		01/06/11	10,000,000	10,000,000
		0.37%		06/07/11	10,000,000	10,000,000

DnB NOR Bank ASA		0.40%		02/18/11	10,000,000	10,000,000

Intesa Sanpaolo		0.37%		01/04/11	6,000,000	6,000,020

Lloyds TSB Bank PLC		0.63%		02/07/11	4,000,000	4,000,000
		0.44%		05/03/11	7,000,000	7,000,000

Mitsubishi UFJ Trust & Banking Corp.		0.30%		01/05/11	7,000,000	7,000,000
		0.30%		03/14/11	1,000,000	1,000,000

Mizuho Corporate Bank Ltd.		0.27%		01/10/11	2,000,000	2,000,000
		0.27%		01/24/11	6,000,000	6,000,000

Nationwide Building Society		0.53%		03/02/11	3,000,000	3,000,025

Royal Bank of Scotland PLC		0.64%		07/19/11	2,000,000	2,000,000
		1.00%		08/24/11	10,000,000	10,000,000

Societe Generale		0.34%		03/08/11	4,000,000	4,000,000
		0.40%		04/08/11	4,000,000	4,000,000
		0.40%		04/18/11	2,000,000	2,000,000

Sumitomo Mitsui Banking Corp.		0.29%		02/07/11	2,000,000	2,000,000
		0.30%		04/08/11	10,000,000	10,000,000

Sumitomo Trust & Banking Co.		0.28%		01/11/11	4,000,000	4,000,000
		0.33%		01/11/11	4,000,000	4,000,006

Toronto Dominion Bank		0.24%		02/10/11	4,000,000	4,000,000
		0.28%		03/18/11	8,000,000	8,000,000

UBS AG		0.70%		01/31/11	5,000,000	5,000,000
		0.48%		02/09/11	7,000,000	7,000,000
		0.59%		05/31/11	5,000,000	5,000,000

UniCredit S.p.A.		0.95%		02/22/11	10,000,000	10,000,000

						245,000,101

Commercial Paper & Other Corporate Obligations 25.4%
Alpine Securitization Corp.	a,b,c	0.24%		01/11/11	5,000,000	4,999,667

Amsterdam Funding Corp.	a,b,c	0.32%		01/27/11	1,490,000	1,489,656
	a,b,c	0.27%		02/04/11	3,000,000	2,999,235
	a,b,c	0.30%		03/08/11	1,250,000	1,249,313

ANZ National (Int’l) Ltd.	a	0.25%		01/04/11	3,000,000	2,999,937

Argento Variable Funding Co., L.L.C.	a,b,c	0.32%		03/02/11	4,000,000	3,997,867

See financial notes 13

 Schwab Retirement Advantage Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)

Atlantis One Funding Corp.	a,b,c	0.30%		03/03/11	3,000,000	2,998,475
	a,b,c	0.29%		03/07/11	9,000,000	8,995,287
	a,b,c	0.37%		06/09/11	1,000,000	998,366

CAFCO, L.L.C.	a,b,c	0.67%		01/18/11	6,000,000	5,998,102
	a,b,c	0.59%		01/20/11	2,000,000	1,999,377
	a,b,c	0.34%		02/03/11	1,000,000	999,688

Cancara Asset Securitization, L.L.C.	a,b,c	0.30%		01/10/11	4,000,000	3,999,700
	a,b,c	0.30%		01/14/11	3,000,000	2,999,675
	a,b,c	0.30%		01/18/11	4,000,000	3,999,433
	a,b,c	0.30%		03/11/11	1,000,000	999,425

Chariot Funding, L.L.C.	a,b,c	0.23%		01/06/11	6,000,000	5,999,808

Ciesco, L.L.C.	a,b,c	0.58%		01/10/11	8,000,000	7,998,840

Citigroup Funding, Inc.	a	0.49%		02/07/11	1,000,000	999,496
	a	0.29%		03/03/11	1,000,000	999,509
	a	0.40%		03/08/11	7,000,000	6,994,867
	a	0.40%		03/16/11	3,000,000	2,997,533

Commonwealth Bank of Australia	c	0.28%		03/15/11	10,000,000	9,994,322

CRC Funding, L.L.C.	a,b,c	0.30%		01/10/11	2,000,000	1,999,850
	a,b,c	0.57%		02/01/11	2,000,000	1,999,018
	a,b,c	0.55%		02/03/11	1,000,000	999,496

Danske Corp.	a,c	0.29%		01/03/11	3,000,000	2,999,952

Falcon Asset Securitization Corp.	a,b,c	0.23%		01/03/11	12,000,000	11,999,847

Gemini Securitization Corp., L.L.C.	a,b,c	0.30%		03/16/11	11,000,000	10,993,217
	a,b,c	0.30%		03/21/11	1,000,000	999,342

General Electric Capital Corp.		0.39%		06/15/11	18,000,000	17,967,825
		0.39%		06/27/11	3,000,000	2,994,247

Grampian Funding, L.L.C.	a,b,c	0.58%		02/10/11	1,000,000	999,356
	a,b,c	0.50%		03/15/11	3,000,000	2,996,958
	a,b,c	0.51%		03/17/11	5,000,000	4,994,687

HSBC USA, Inc.		0.23%		01/11/11	4,000,000	3,999,744

Jupiter Securitization Corp.	a,b,c	0.23%		01/18/11	12,000,000	11,998,697

Lloyds TSB Bank PLC		0.50%		03/10/11	1,000,000	999,056

Nationwide Building Society		0.45%		05/04/11	1,000,000	998,463

Nordea North America, Inc.	a	0.30%		03/15/11	2,000,000	1,998,783

Santander Central Hispano Finance (Delaware), Inc.	a	0.67%		02/04/11	4,000,000	3,997,469

Sheffield Receivables Corp.	a,b,c	0.30%		01/06/11	2,000,000	1,999,917

Skandinaviska Enskilda Banken AB		0.36%		01/18/11	2,000,000	1,999,665

Societe Generale North America, Inc.	a	0.26%		01/03/11	4,000,000	3,999,943
	a	0.40%		04/06/11	7,000,000	6,992,611

Solitaire Funding, L.L.C.	a,b,c	0.31%		01/07/11	6,000,000	5,999,690
	a,b,c	0.30%		01/18/11	2,000,000	1,999,717
	a,b,c	0.30%		01/27/11	3,000,000	2,999,350

14 See financial notes

 Schwab Retirement Advantage Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)

Starbird Funding Corp.	a,b,c	0.26%		01/31/11	1,000,000	999,783

Thames Asset Global Securitization No. 1, Inc.	a,b,c	0.28%		03/10/11	6,000,000	5,996,827

Thunder Bay Funding, L.L.C.	a,b,c	0.25%		01/19/11	6,000,000	5,999,250

Ticonderoga Funding, L.L.C.	a,b,c	0.30%		01/25/11	2,000,000	1,999,600

Windmill Funding Corp.	a,b,c	0.27%		02/07/11	7,000,000	6,998,057

						221,627,995

Time Deposit 0.6%
Citibank, N.A.		0.25%		01/03/11	5,000,000	5,000,000

Total Fixed-Rate Obligations
(Cost $493,628,109)						493,628,109

Variable-Rate Obligations 9.8% of net assets

Banco Bilbao Vizcaya Argentaria S.A.		0.56%		01/07/11	5,000,000	5,000,000

Barclays Bank PLC		0.76%	01/18/11	10/17/11	7,000,000	7,000,000

Dexia Credit Local		0.56%		01/07/11	5,000,000	5,000,000

JPMorgan Chase Bank, N.A.		0.26%	01/21/11	01/21/12	10,000,000	10,000,000

National Australia Bank Ltd.		0.28%		01/31/11	5,000,000	5,000,000

New York City IDA
Revenue Bonds (Allway Tools) Series 1997	a	0.51%		01/07/11	105,000	105,000

Palm Springs, CA
Certificates of Participation Series 2002A	a	0.45%		01/07/11	7,810,000	7,810,000

Rabobank Nederland		0.34%	01/07/11	10/07/11	16,000,000	16,000,000
		0.35%	01/05/11	12/05/11	5,000,000	5,000,000

Westpac Banking Corp.		0.30%	01/15/11	03/15/11	5,000,000	4,999,897
		0.31%	01/04/11	06/01/11	20,000,000	20,000,000

Total Variable-Rate Obligations
(Cost $85,914,897)						85,914,897

U.S. Government Securities 6.2% of net assets

U.S. Treasury Bill 0.6%
U.S. Treasury Bill		0.20%		01/13/11	5,000,000	4,999,667

Other Government Related 5.6%
Straight A Funding, L.L.C.	a,b,c,f	0.23%		01/04/11	42,000,000	41,999,195
	a,b,c,f	0.22%		01/07/11	7,000,000	6,999,743

						48,998,938

Total U.S. Government Securities
(Cost $53,998,605)						53,998,605

See financial notes 15

 Schwab Retirement Advantage Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)

U.S. Government Agency Securities 8.4% of net assets

Fixed-Rate Discount Notes 6.7%
Fannie Mae		0.17%		02/01/11	25,000,000	24,996,576
		0.16%		02/22/11	1,000,000	999,769

Federal Home Loan Bank		0.15%		01/07/11	1,000,000	999,975
		0.16%		01/07/11	3,500,000	3,499,907
		0.14%		01/14/11	2,000,000	1,999,895
		0.15%		01/19/11	4,000,000	3,999,700
		0.17%		01/26/11	22,000,000	21,997,403

						58,493,225

Variable-Rate Obligation 1.7%
Freddie Mac		0.14%	01/10/11	11/10/11	15,000,000	15,000,000

Total U.S. Government Agency Securities
(Cost $73,493,225)						73,493,225

					Face/
					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)

Repurchase Agreements 21.2% of net assets

Barclays Capital, Inc.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $35,700,000, issued 12/23/10, due 01/03/11.		0.14%		01/03/11	34,001,454	34,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $10,500,000, issued 12/22/10, due 01/03/11.		0.20%		01/03/11	10,000,667	10,000,000

Credit Suisse Securities (USA), L.L.C.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $66,408,236, issued 12/31/10, due 01/03/11.		0.15%		01/03/11	65,103,158	65,102,344

Deutsche Bank Securities, Inc.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $1,040,000, issued 12/21/10, due 01/03/11.		0.21%		01/03/11	1,000,076	1,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $27,040,000, issued 12/10/10, due 01/06/11.		0.20%		01/06/11	26,003,900	26,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $4,160,000, issued 12/14/10, due 01/06/11.		0.20%		01/06/11	4,000,511	4,000,000

16 See financial notes

 Schwab Retirement Advantage Money Fund

Portfolio Holdings continued

					Face/
					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)

Goldman Sachs & Co.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $21,000,000, issued 12/31/10, due 01/03/11.		0.17%		01/03/11	20,000,283	20,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $7,350,000, issued 12/23/10, due 01/03/11.		0.18%		01/03/11	7,000,385	7,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $1,050,000, issued 12/31/10, due 01/07/11.		0.19%		01/07/11	1,000,037	1,000,000
Tri-Party Repurchase Agreement Collateralized by Equity Securities with a value of $2,100,001, issued 11/04/10, due 02/17/11.	d	0.60%		02/17/11	2,003,500	2,000,000
Tri-Party Repurchase Agreement Collateralized by Equity Securities with a value of $5,250,017, issued 11/09/10, due 02/22/11.	d	0.60%		02/22/11	5,008,750	5,000,000
Tri-Party Repurchase Agreement Collateralized by Equity Securities with a value of $3,150,018, issued 11/16/10, due 03/01/11.	d	0.57%		03/01/11	3,004,988	3,000,000
Tri-Party Repurchase Agreement Collateralized by Equity Securities with a value of $7,350,045, issued 11/29/10, due 03/14/11.	d	0.60%		03/14/11	7,012,250	7,000,000

Total Repurchase Agreements
(Cost $185,102,344)						185,102,344

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)

Other Investment 0.0% of net assets

Whistlejacket Capital, L.L.C.	c,d,e	n/a	n/a	n/a	59,677	59,677

Total Other Investments
(Cost $59,677)						59,677

End of Investments.

At 12/31/10, the tax basis cost of the fund’s investments was $892,196,857.

*	If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as interest rate reset, demand feature or put feature, the effective maturity date is disclosed. The second maturity date is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity column.
a	Credit-enhanced security.
b	Asset-backed security.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $209,747,462 or 24.0% of net assets.
d	Illiquid security. At the period end, the value of these amounted to $17,059,677 or 2.0% of net assets.
e	Whistlejacket notes are in receivership, and the fund elected to sell all of its Whistlejacket notes at auction (4/29/2009). The remaining investment represents an interest in a small residual fund that is being held to cover any remaining expenses and liabilities associated with receivership.
f	The U.S. Securities and Exchange Commission has stated that it is permissible for money market funds to treat Straight A Funding LLC securities as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).

IDA —	Industrial development agency/authority

See financial notes 17

 Schwab Retirement Advantage Money Fund

Statement of
Assets and Liabilities
As of December 31, 2010.

Assets

Investments, at cost and value		$707,094,513
Repurchase agreements, at cost and value	+	185,102,344

Total investments, at cost and value (Note 2a)		892,196,857
Cash		1
Receivables:
Fund shares sold		15,874,814
Interest		348,448
Prepaid expenses	+	3,555

Total assets		908,423,675

Liabilities

Payables:
Investments bought		24,996,577
Investment adviser and administrator fees		5,494
Shareholder services fees		15,612
Fund shares redeemed		10,589,735
Distributions to shareholders		25
Accrued expenses	+	39,902

Total liabilities		35,647,345

Net Assets

Total assets		908,423,675
Total liabilities	−	35,647,345

Net assets		$872,776,330

Net Assets by Source
Capital received from investors		872,747,091
Net investment income not yet distributed		29,239

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$872,776,330		872,776,330		$1.00

18 See financial notes

 Schwab Retirement Advantage Money Fund

Statement of
Operations
For January 1, 2010 through December 31, 2010.

Investment Income

Interest		$3,095,322

Expenses

Investment adviser and administrator fees		3,100,577
Shareholder service fees		1,948,934
Portfolio accounting fees		65,198
Custodian fees		41,769
Registration fees		39,387
Trustees’ fees		33,250
Professional fees		26,727
Transfer agent fees		15,076
Shareholder reports		2,870
Interest expense		1
Other expenses	+	30,409

Total expenses		5,304,198
Expense reduction by adviser and Schwab	−	2,297,466
Custody credits	−	34

Net expenses	−	3,006,698

Net investment income		88,624

Realized Gains (Losses)

Net realized gains on investments		26,714
Payment from affiliate (See financial note 4)	+	471,270

Net realized gains		497,984

Increase in net assets resulting from operations		$586,608

See financial notes 19

 Schwab Retirement Advantage Money Fund

Statements of
Changes in Net Assets
For current and prior report periods.

Operations

1/1/10-12/31/10			1/1/09-12/31/09
Net investment income		$88,624	$1,979,552
Net realized gains (losses)	+	497,984	(463,376)

Increase in net assets from operations		586,608	1,516,176

Distributions to Shareholders

Distributions from net investment income		(88,624)	(2,012,395)

Transactions in Fund Shares*

Shares sold		437,892,659	760,611,997
Shares reinvested		88,250	1,959,951
Shares redeemed	+	(519,558,779)	(792,370,449)

Net transactions in fund shares		(81,577,870)	(29,798,501)

Net Assets

Beginning of period		953,856,216	984,150,936
Total decrease	+	(81,079,886)	(30,294,720)

End of period		$872,776,330	$953,856,216

Net investment income not yet distributed		$29,239	$—

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

20 See financial notes

Schwab Investor Money Fund®

Financial Statements

Financial Highlights

	1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–
	12/31/10		12/31/09		12/31/08	12/31/07	12/31/06

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.02	0.05	0.04
Net realized and unrealized gains (losses)	0.00	[1,2]	(0.00)[1]		—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.02	0.05	0.04
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.02)	(0.05)	(0.04)

Net asset value at end of period	1.00		1.00		1.00	1.00	1.00

Total return (%)	0.01		0.16		2.41	4.82	4.50

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.34	[3]	0.51	[3,4]	0.60	0.62	0.67
Gross operating expenses	0.62		0.64		0.62	0.63	0.67
Net investment income (loss)	0.01		0.17		2.37	4.71	4.50
Net assets, end of period ($ x 1,000,000)	1,495		1,832		2,360	2,089	1,314

1 Per-share amount was less than $0.01.
2 Net realized and unrealized gains (losses) ratio includes payment from affiliate of $1,351,086. (See financial note 4)
3 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)
4 The ratio of net operating expenses would have been 0.48% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

See financial notes 21

 Schwab Investor Money Fund

Portfolio Holdings as of December 31, 2010

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting Schwab’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

			Cost	Value
Holdings by Category			($)	($)

63.3%		Fixed-Rate Obligations	946,668,710	946,668,710
10.3%		Variable-Rate Obligations	153,924,114	153,924,114
4.3%		U.S. Government Securities	64,430,408	64,430,408
8.6%		U.S. Government Agency Securities	128,806,443	128,806,443
15.0%		Repurchase Agreements	224,010,661	224,010,661
0.0%		Other Investment	198,914	198,914

101.5%		Total Investments	1,518,039,250	1,518,039,250
(1	.5)%	Other Assets and Liabilities, Net		(23,083,085)

100.0%		Net Assets		1,494,956,165

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)

Fixed-Rate Obligations 63.3% of net assets

Bank Notes 1.9%
Bank of America, N.A.		0.30%		01/05/11	4,000,000	4,000,009
		0.57%		01/26/11	10,000,000	10,000,000
		0.55%		02/01/11	7,000,000	7,000,000
		0.29%		02/17/11	4,000,000	4,000,000
		0.32%		03/23/11	4,000,000	4,000,000

						29,000,009

Certificates of Deposit 29.0%
Abbey National Treasury Services PLC	a	0.67%		03/29/11	7,000,000	7,000,000

Banco Santander S.A.		0.64%		03/03/11	13,000,000	13,000,000

Bank of Nova Scotia		0.25%		02/08/11	21,000,000	21,000,000
		0.29%		03/03/11	8,000,000	8,000,000

Bank of Tokyo Mitsubishi UFJ Ltd.		0.30%		03/31/11	7,000,000	7,000,000
		0.47%		07/07/11	7,000,000	7,000,000
		0.50%		07/22/11	6,000,000	6,000,000

Barclays Bank PLC		0.72%		05/04/11	2,000,000	2,000,000
		0.60%		06/22/11	11,000,000	11,000,000
		0.58%		06/24/11	3,000,000	3,000,000

BNP Paribas		0.30%		01/03/11	12,000,000	12,000,000
		0.67%		01/19/11	6,000,000	6,000,000
		0.61%		01/28/11	4,000,000	4,000,000
		0.56%		02/03/11	22,000,000	22,000,000
		0.45%		07/05/11	8,000,000	8,000,000

22 See financial notes

 Schwab Investor Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)
		0.45%		07/18/11	10,000,000	10,000,000

Credit Agricole Corporate & Investment Bank		0.25%		01/03/11	5,000,000	5,000,000

Credit Agricole S.A.		0.32%		02/01/11	10,000,000	10,000,000

Credit Suisse AG		0.23%		01/03/11	22,000,000	22,000,000
		0.25%		01/24/11	6,000,000	6,000,000

Deutsche Bank AG		0.24%		01/03/11	10,000,000	10,000,000
		0.29%		04/01/11	22,000,000	22,000,000
		0.50%		06/21/11	8,000,000	8,000,000

DnB NOR Bank ASA		0.40%		02/18/11	19,000,000	19,000,000

Landesbank Hessen-Thuringen Girozentrale		0.36%		02/17/11	2,000,000	2,000,013

Lloyds TSB Bank PLC		0.63%		02/07/11	9,000,000	9,000,000
		0.44%		05/03/11	14,000,000	14,000,000

Mitsubishi UFJ Trust & Banking Corp.		0.30%		02/16/11	6,000,000	6,000,000
		0.30%		03/08/11	7,000,000	7,000,000

Mizuho Corporate Bank Ltd.		0.27%		01/10/11	8,000,000	8,000,000
		0.27%		01/24/11	6,000,000	6,000,000
		0.28%		01/28/11	1,000,000	1,000,000

Nationwide Building Society		0.53%		03/02/11	4,000,000	4,000,033

Nordea Bank Finland PLC		0.27%		03/04/11	1,000,000	1,000,000

Royal Bank of Scotland PLC		0.99%		04/20/11	6,000,000	6,000,000
		1.00%		08/24/11	20,000,000	20,000,000

Societe Generale		0.34%		03/08/11	8,000,000	8,000,000
		0.42%		04/01/11	2,000,000	2,000,000
		0.40%		04/08/11	5,000,000	5,000,000
		0.40%		04/18/11	9,000,000	9,000,000

Sumitomo Mitsui Banking Corp.		0.30%		01/04/11	8,000,000	8,000,000
		0.27%		01/18/11	3,000,000	3,000,000
		0.27%		01/24/11	1,000,000	1,000,000
		0.27%		02/15/11	1,000,000	1,000,000
		0.30%		03/02/11	5,000,000	5,000,000

Sumitomo Trust & Banking Co.		0.33%		01/07/11	4,000,000	4,000,003
		0.32%		02/25/11	2,000,000	2,000,000
		0.40%		05/17/11	9,000,000	9,000,000

Toronto Dominion Bank		0.24%		02/10/11	2,000,000	2,000,000

UBS AG		0.48%		02/09/11	7,000,000	7,000,000
		0.59%		05/31/11	12,000,000	12,000,000

UniCredit Bank AG		0.49%		02/10/11	4,000,000	4,000,000

UniCredit S.p.A.		0.48%		02/18/11	1,000,000	1,000,000
		0.95%		02/22/11	15,000,000	15,000,000
		0.48%		02/23/11	2,000,000	2,000,000

						433,000,049

Commercial Paper & Other Corporate Obligations 28.8%
Alpine Securitization Corp.	a,b,c	0.24%		01/11/11	4,000,000	3,999,733

See financial notes 23

 Schwab Investor Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)
	a,b,c	0.25%		01/21/11	3,000,000	2,999,583

Amsterdam Funding Corp.	a,b,c	0.27%		02/04/11	13,000,000	12,996,685

Argento Variable Funding Co., L.L.C.	a,b,c	0.32%		03/02/11	5,000,000	4,997,333

Atlantis One Funding Corp.	a,b,c	0.26%		02/03/11	10,000,000	9,997,617
	a,b,c	0.29%		02/10/11	9,000,000	8,997,100
	a,b,c	0.29%		03/07/11	1,000,000	999,476
	a,b,c	0.37%		06/09/11	9,000,000	8,985,293
	a,b,c	0.37%		06/14/11	2,000,000	1,996,629

CAFCO, L.L.C.	a,b,c	0.67%		01/18/11	12,000,000	11,996,203
	a,b,c	0.57%		02/01/11	4,000,000	3,998,037

Cancara Asset Securitization, L.L.C.	a,b,c	0.30%		01/14/11	20,000,000	19,997,833
	a,b,c	0.30%		03/11/11	1,000,000	999,425

Chariot Funding, L.L.C.	a,b,c	0.23%		01/03/11	18,000,000	17,999,770
	a,b,c	0.23%		01/06/11	1,000,000	999,968

Ciesco, L.L.C.	a,b,c	0.70%		01/11/11	8,000,000	7,998,445
	a,b,c	0.64%		01/13/11	1,000,000	999,787
	a,b,c	0.35%		02/14/11	3,500,000	3,498,503

Citigroup Funding, Inc.	a	0.59%		02/01/11	6,000,000	5,996,952
	a	0.30%		03/09/11	2,000,000	1,998,883
	a	0.40%		03/16/11	14,000,000	13,988,489

Commonwealth Bank of Australia	c	0.27%		03/09/11	10,000,000	9,994,975
	c	0.29%		03/15/11	8,000,000	7,995,377

CRC Funding, L.L.C.	a,b,c	0.67%		01/18/11	1,000,000	999,684
	a,b,c	0.55%		02/03/11	10,000,000	9,994,958

Danske Corp.	a,c	0.29%		01/14/11	6,000,000	5,999,372

Falcon Asset Securitization Corp.	a,b,c	0.23%		01/03/11	3,000,000	2,999,962
	a,b,c	0.23%		01/07/11	6,000,000	5,999,770
	a,b,c	0.23%		01/12/11	3,000,000	2,999,789
	a,b,c	0.23%		01/13/11	9,000,000	8,999,310

Gemini Securitization Corp., L.L.C.	a,b,c	0.25%		01/06/11	12,000,000	11,999,583
	a,b,c	0.26%		01/10/11	2,000,000	1,999,870
	a,b,c	0.29%		02/14/11	2,400,000	2,399,149

General Electric Capital Corp.		0.39%		06/15/11	16,000,000	15,971,400
		0.39%		06/23/11	12,000,000	11,977,510
		0.39%		06/27/11	8,000,000	7,984,660

Grampian Funding, L.L.C.	a,b,c	0.30%		02/15/11	6,000,000	5,997,750
	a,b,c	0.50%		03/15/11	1,000,000	998,986
	a,b,c	0.51%		03/17/11	3,000,000	2,996,813
	a,b,c	0.47%		05/17/11	5,000,000	4,991,122

HSBC USA, Inc.		0.23%		01/11/11	7,000,000	6,999,553

Intesa Funding, L.L.C.	a	0.33%		03/16/11	11,000,000	10,992,538

Jupiter Securitization Corp.	a,b,c	0.23%		01/03/11	10,000,000	9,999,872
	a,b,c	0.23%		01/18/11	11,000,000	10,998,805

Manhattan Asset Funding Capital Co., L.L.C.	a,b,c	0.28%		01/18/11	4,000,000	3,999,471

24 See financial notes

 Schwab Investor Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)

Market Street Funding Corp.	a,b,c	0.25%		01/05/11	1,000,000	999,972
	a,b,c	0.29%		03/10/11	6,000,000	5,996,713

Nationwide Building Society		0.48%		03/18/11	1,000,000	998,987
		0.45%		05/04/11	2,000,000	1,996,925

Nieuw Amsterdam Receivables Corp.	a,b,c	0.30%		01/27/11	6,000,000	5,998,700

Nordea North America, Inc.	a	0.29%		03/15/11	3,000,000	2,998,236

Old Line Funding, L.L.C.	a,b,c	0.25%		01/18/11	3,000,000	2,999,646

Santander Central Hispano Finance (Delaware), Inc.	a	0.67%		02/04/11	12,000,000	11,992,407
	a	0.65%		05/16/11	1,000,000	997,563

Sheffield Receivables Corp.	a,b,c	0.28%		02/17/11	12,000,000	11,995,613

Skandinaviska Enskilda Banken AB		0.36%		01/18/11	5,000,000	4,999,162

Societe Generale North America, Inc.	a	0.26%		01/03/11	5,000,000	4,999,929
	a	0.31%		01/27/11	3,000,000	2,999,328

Solitaire Funding, L.L.C.	a,b,c	0.30%		01/12/11	6,000,000	5,999,450
	a,b,c	0.30%		01/14/11	1,000,000	999,892
	a,b,c	0.30%		01/18/11	1,000,000	999,858
	a,b,c	0.30%		01/21/11	12,000,000	11,998,000

Thames Asset Global Securitization No. 1, Inc.	a,b,c	0.27%		02/28/11	4,000,000	3,998,260
	a,b,c	0.28%		03/10/11	11,000,000	10,994,182

Thunder Bay Funding, L.L.C.	a,b,c	0.25%		01/19/11	9,976,000	9,974,753

Ticonderoga Funding, L.L.C.	a,b,c	0.30%		01/25/11	3,000,000	2,999,400

Variable Funding Capital Corp.	a,b,c	0.25%		01/06/11	10,000,000	9,999,653

						430,668,652

Promissory Note 0.3%
The Goldman Sachs Group, Inc.	c,d	1.02%		08/02/11	5,000,000	5,000,000

Time Deposits 3.3%
Citibank, N.A.		0.25%		01/03/11	6,000,000	6,000,000

Royal Bank of Canada		0.14%		01/03/11	43,000,000	43,000,000

						49,000,000

Total Fixed-Rate Obligations
(Cost $946,668,710)						946,668,710

Variable-Rate Obligations 10.3% of net assets

Banco Bilbao Vizcaya Argentaria S.A.		0.56%		01/07/11	9,000,000	9,000,000

Barclays Bank PLC		0.76%	01/18/11	10/17/11	6,000,000	6,000,000

BNP Paribas		0.46%	01/18/11	06/15/11	13,000,000	13,000,000

Dexia Credit Local		0.56%		01/07/11	9,000,000	9,000,000

Eagle County, CO
Housing Facilities Revenue Bonds (BC Housing) Series 1997B	a	0.27%		01/07/11	1,500,000	1,500,000

See financial notes 25

 Schwab Investor Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)

JPMorgan Chase Bank, N.A.		0.26%	01/21/11	01/21/12	38,000,000	38,000,000

Labcon, N.A.
Bonds Series 2010	a	0.36%		01/07/11	2,455,000	2,455,000

National Australia Bank Ltd.		0.28%		01/31/11	8,000,000	8,000,000

Rabobank Nederland		0.26%	01/10/11	02/09/11	1,000,000	1,000,000
		0.34%	01/07/11	10/07/11	10,000,000	10,000,000

Societe Generale		0.48%	01/20/11	06/20/11	3,000,000	3,000,000

Texas
General Obligation Refunding Bonds (Veterans Land) Series 2006A	a	0.34%		01/07/11	1,970,000	1,970,000
General Obligation Bonds (Veterans Housing Assistance) Series 1994A2	a	0.34%		01/07/11	1,000,000	1,000,000

Toronto Dominion Bank		0.33%	01/28/11	10/28/11	3,000,000	3,000,000

Westpac Banking Corp.		0.30%	01/15/11	03/15/11	20,000,000	19,999,588
		0.31%	01/04/11	06/01/11	10,000,000	10,000,000
	c	0.35%	01/18/11	09/16/11	14,000,000	14,000,000

Westpac Securities NZ Ltd.	a,c	0.35%	01/04/11	02/03/11	3,000,000	2,999,526

Total Variable-Rate Obligations
(Cost $153,924,114)						153,924,114

U.S. Government Securities 4.3% of net assets

U.S. Treasury Bill 0.6%
U.S. Treasury Bill		0.20%		01/13/11	9,000,000	8,999,400

Other Government Related 3.7%
Straight A Funding, L.L.C.	a,b,c,f	0.23%		01/04/11	38,000,000	37,999,272
	a,b,c,f	0.22%		01/07/11	15,000,000	14,999,450
	a,b,c,f	0.24%		02/14/11	2,433,000	2,432,286

						55,431,008

Total U.S. Government Securities
(Cost $64,430,408)						64,430,408

U.S. Government Agency Securities 8.6% of net assets

Fixed-Rate Discount Notes 6.3%
Fannie Mae		0.12%		01/19/11	8,000,000	7,999,520
		0.17%		02/01/11	10,815,000	10,813,519
		0.18%		02/01/11	10,000,000	9,998,590

Federal Home Loan Bank		0.14%		01/12/11	12,000,000	11,999,487
		0.12%		01/19/11	8,000,000	7,999,520
		0.15%		01/19/11	13,000,000	12,999,025
		0.17%		01/19/11	2,000,000	1,999,830
		0.15%		01/20/11	6,000,000	5,999,525
		0.12%		01/21/11	6,000,000	5,999,600
		0.16%		01/21/11	1,000,000	999,914
		0.13%		02/04/11	17,000,000	16,997,913

						93,806,443

26 See financial notes

 Schwab Investor Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)

Variable-Rate Obligations 2.3%
Federal Farm Credit Bank		0.27%	01/28/11	02/28/11	10,000,000	10,000,000

Freddie Mac		0.14%	01/10/11	11/10/11	25,000,000	25,000,000

						35,000,000

Total U.S. Government Agency Securities
(Cost $128,806,443)						128,806,443

					Face/
					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)

Repurchase Agreements 15.0% of net assets

Barclays Capital, Inc.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $25,200,000, issued 12/23/10, due 01/03/11.		0.14%		01/03/11	24,001,027	24,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $7,350,000, issued 12/23/10, due 01/03/11.		0.18%		01/03/11	7,000,385	7,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $3,150,000, issued 12/22/10, due 01/03/11.		0.18%		01/03/11	3,000,180	3,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $21,000,001, issued 12/22/10, due 01/03/11.		0.20%		01/03/11	20,001,333	20,000,000

Credit Suisse Securities (USA), L.L.C.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $98,953,273, issued 12/31/10, due 01/03/11.		0.15%		01/03/11	97,011,874	97,010,661

Deutsche Bank Securities, Inc.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $6,240,001, issued 12/21/10, due 01/03/11.		0.21%		01/03/11	6,000,455	6,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $12,480,001, issued 12/14/10, due 01/06/11.		0.20%		01/06/11	12,001,533	12,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $10,400,001, issued 12/10/10, due 01/06/11.		0.20%		01/06/11	10,001,500	10,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $5,200,000, issued 12/13/10, due 01/07/11.		0.20%		01/07/11	5,000,694	5,000,000

Goldman Sachs & Co.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $10,500,000, issued 12/23/10, due 01/03/11.		0.18%		01/03/11	10,000,550	10,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $5,250,000, issued 12/31/10, due 01/07/11.		0.19%		01/07/11	5,000,185	5,000,000
Tri-Party Repurchase Agreement Collateralized by Equity Securities with a value of $4,200,009, issued 11/04/10, due 02/17/11.	d	0.60%		02/17/11	4,007,000	4,000,000
Tri-Party Repurchase Agreement Collateralized by Equity Securities with a value of $6,300,052, issued 11/08/10, due 02/18/11.	d	0.60%		02/18/11	6,010,200	6,000,000

See financial notes 27

 Schwab Investor Money Fund

Portfolio Holdings continued

					Face/
					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)

Merrill Lynch, Pierce, Fenner & Smith, Inc.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $15,450,000, issued 12/20/10, due 01/19/11.		0.24%		01/07/11	15,001,800	15,000,000

Total Repurchase Agreements
(Cost $224,010,661)						224,010,661

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)

Other Investment 0.0% of net assets

Whistlejacket Capital, L.L.C.	c,d,e	n/a	n/a	n/a	198,914	198,914

Total Other Investments
(Cost $198,914)						198,914

End of Investments.

At 12/31/10, the tax basis cost of the fund’s investments was $1,518,039,250.

*	If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as interest rate reset, demand feature or put feature, the effective maturity date is disclosed. The second maturity date is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity column.
a	Credit-enhanced security.
b	Asset-backed security.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $400,405,578 or 26.8% of net assets.
d	Illiquid security. At the period end, the value of these amounted to $15,198,914 or 1.0% of net assets.
e	Whistlejacket notes are in receivership, and the fund elected to sell all of its Whistlejacket notes at auction (4/29/2009). The remaining investment represents an interest in a small residual fund that is being held to cover any remaining expenses and liabilities associated with receivership.
f	The U.S. Securities and Exchange Commission has stated that it is permissible for money market funds to treat Straight A Funding LLC securities as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).

28 See financial notes

 Schwab Investor Money Fund

Statement of
Assets and Liabilities
As of December 31, 2010.

Assets

Investments, at cost and value		$1,294,028,589
Repurchase agreements, at cost and value	+	224,010,661

Total investments, at cost and value (Note 2a)		1,518,039,250
Receivables:
Investments sold		40,000
Fund shares sold		2,852,318
Interest		642,091
Prepaid expenses	+	18,507

Total assets		1,521,592,166

Liabilities

Payables:
Investments bought		20,812,109
Investment adviser and administrator fees		6,362
Shareholder services fees		30,647
Fund shares redeemed		5,663,683
Distributions to shareholders		3,880
Accrued expenses	+	119,320

Total liabilities		26,636,001

Net Assets

Total assets		1,521,592,166
Total liabilities	−	26,636,001

Net assets		$1,494,956,165

Net Assets by Source
Capital received from investors		1,495,041,198
Net realized capital losses		(85,033)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$1,494,956,165		1,494,956,165		$1.00

See financial notes 29

 Schwab Investor Money Fund

Statement of
Operations
For January 1, 2010 through December 31, 2010.

Investment Income

Interest		$5,754,520

Expenses

Investment adviser and administrator fees		5,528,095
Shareholder service fees		4,084,450
Shareholder reports		160,151
Registration fees		102,174
Portfolio accounting fees		81,966
Custodian fees		70,865
Trustees’ fees		35,611
Professional fees		28,369
Transfer agent fees		12,626
Interest expense		1
Other expenses	+	40,637

Total expenses		10,144,945
Expense reduction by adviser and Schwab	−	4,553,878
Custody credits	−	27

Net expenses	−	5,591,040

Net investment income		163,480

Realized Gains (Losses)

Net realized gains on investments		72,539
Payment from affiliate (See financial note 4)	+	1,351,086

Net realized gains		1,423,625

Increase in net assets resulting from operations		$1,587,105

30 See financial notes

 Schwab Investor Money Fund

Statements of
Changes in Net Assets
For current and prior report periods.

Operations

1/1/10-12/31/10			1/1/09-12/31/09
Net investment income		$163,480	$3,640,279
Net realized gains (losses)	+	1,423,625	(1,508,658)

Increase in net assets from operations		1,587,105	2,131,621

Distributions to Shareholders

Distributions from net investment income		(163,480)	(3,755,028)

Transactions in Fund Shares*

Shares sold		666,668,670	1,083,081,725
Shares reinvested		132,813	3,546,209
Shares redeemed	+	(1,005,275,991)	(1,613,094,704)

Net transactions in fund shares		(338,474,508)	(526,466,770)

Net Assets

Beginning of period		1,832,007,048	2,360,097,225
Total decrease	+	(337,050,883)	(528,090,177)

End of period		$1,494,956,165	$1,832,007,048

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

See financial notes 31

 Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund

Financial Notes

1. Business Structure of the Funds:

Each of the funds discussed in this report is a series of The Charles Schwab Family of Funds (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust including the funds discussed in this report, which are highlighted:

The Charles Schwab Family of Funds (organized October 20, 1989)
Schwab Money Market Fund
Schwab Government Money Fund
Schwab U.S. Treasury Money Fund
Schwab Value Advantage Money Fund
Schwab Advisor Cash Reserves
Schwab Cash Reserves
Schwab Retirement Advantage Money Fund
Schwab Investor Money Fund
Schwab Municipal Money Fund
Schwab AMT Tax-Free Money Fund
Schwab California Municipal Money Fund
Schwab California AMT Tax-Free Money Fund
Schwab New York AMT Tax-Free Money Fund
Schwab New Jersey AMT Tax-Free Money Fund
Schwab Pennsylvania Municipal Money Fund
Schwab Massachusetts AMT Tax-Free Money Fund

Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund each offers one share class. Shares are bought and sold at $1.00 per share. Each share has a par value of 1/1,000 of a cent, and the trustees may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities laws.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with the accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Securities in the funds are valued at amortized cost (which approximates market value) as permitted in accordance with Rule 2a-7 of the 1940 Act. In the event that security valuations do not approximate market value, securities may be valued as determined in accordance with procedures adopted by the Board of Trustees.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The funds do not adjust the quoted price for such investments, even in situations where the funds hold a large position and a sale could reasonably impact the quoted price.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be

32

 Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information. Securities held by money funds operating under Rule 2a-7 of the 1940 Act are valued at amortized cost which approximates current market value and are considered to be valued using Level 2 inputs.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At December 31, 2010, all of the funds’ investment securities were classified as Level 2. The breakdown of the funds’ investments into major categories is disclosed on the portfolio holdings.

In January 2010, the Financial Accounting Standards Board issued new guidance requiring reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements of Level 3 securities on a gross basis. The new and revised disclosures are required to be implemented for annual and interim periods beginning after December 15, 2009, except for the disclosures surrounding purchases, sales, issuances and settlements of Level 3 fair value measurements on a gross basis, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

The funds have adopted the new guidance for the period ended December 31, 2010. There were no significant transfers between Level 1 and Level 2 for the period ended December 31, 2010. Management is currently evaluating the impact of the adoption of the other provisions of the new guidance on the funds’ financial statements.

(b) Accounting Policies for Certain Portfolio Investments (if held):

Repurchase Agreements: In a repurchase agreement, funds buy a security from another party (usually a financial institution) with the agreement that it be sold back in the future. Repurchase agreements subject the funds to counterparty risk, meaning that the funds could lose money if the other party fails to perform under the terms of the agreement. The funds mitigate this risk by ensuring that the funds’ repurchase agreements are collateralized by cash, U.S. government securities, fixed income securities, equity securities or other types of securities. All collateral is held by the funds’ custodian (or, with tri-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement. Investments in repurchase agreements are also based on a review of the credit quality of the repurchase agreement counterparty.

Delayed-Delivery: The funds may buy securities on a delayed-delivery basis. In these transactions, a fund agrees to buy a security for a stated price, with settlement generally occurring within two weeks. If the security’s value falls before settlement occurs, a fund could end up paying more for the security than its market value at the time of settlement. The funds have set aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

(d) Investment Income:

Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the

 33

 Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The funds declare distributions from net investment income, if any, every day they are open for business. These distributions, which are substantially equal to the funds’ net investment income for that day, are paid out to shareholders once a month. The funds declare distributions from net realized capital gains, if any, once a year.

(g) Custody Credit:

Certain funds have an arrangement with their custodian bank, State Street Bank and Trust Company, under which the funds receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to the funds to be remote.

3. Risk factors:

Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

An investment in a fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of a shareholder’s investment at $1 per share, it is possible to lose money by investing in the funds.

Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, a fund’s yield will change over time. During periods when interest rates are low, a fund’s yield (and total return) also will be low. In addition, to the extent a fund makes any reimbursement payments to the investment adviser and/or its affiliates, the fund’s yield would be lower.

A fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. A fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations. The negative perceptions of an issuer’s ability to make such payments could

34

 Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund

Financial Notes (continued)

3. Risk factors (continued):

also cause the price of that investment to decline. The credit quality of a fund’s portfolio holdings can change rapidly in certain market environments and any default on the part of a single portfolio investment could cause the fund’s share price or yield to fall. The additional risks of foreign investments are due to reasons ranging from lack of issuer information to the risk of political uncertainties. Many of the U.S. government securities that the funds invest in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities a fund owns do not extend to the shares of the fund itself.

An actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. A fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect a fund’s yield, and in unusual circumstances potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, a fund’s yield at times could lag those of other money market funds.

Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

A fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in a fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the funds, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

The funds are not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the funds’ investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between it and the trust.

For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee payable monthly based on the funds average daily net assets described as follows:

Average Daily Net Assets

First $1 billion	0.35%
More than $1 billion but not exceeding $10 billion	0.32%
More than $10 billion but not exceeding $20 billion	0.30%
More than $20 billion but not exceeding $40 billion	0.27%
Over $40 billion	0.25%

The Board of Trustees has adopted a Shareholder Servicing and Sweep Administration Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees.

 35

 Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to the amount set forth in the table below. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds), and the funds will pay no more than the amounts listed in the table below of the average annual daily net asset value of the funds shares owned by shareholders holding shares through such service providers. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

Shareholder Service Fees

Schwab Retirement Advantage Money Fund	0.22%
Schwab Investor Money Fund	0.25%

Contractual Expense Limitations

Although these agreements specify certain fees for these services, CSIM and Schwab have made an additional agreement (“expense limitation”) with the Schwab Retirement Advantage Money Fund to limit the total annual fund operating expenses, excluding interest, taxes, and certain non-routine expenses, to 0.49% through April 29, 2012, which may only be amended or terminated with the approval of the fund’s Board of Trustees.

In addition, effective January 1, 2010 through December 31, 2010, CSIM and Schwab agreed to waive an additional amount of the Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund expenses equal to 0.035% of the funds’ average daily net assets.

Voluntary Expense Waiver/Reimbursement

In addition to the contractual expense limitation agreement noted above, Schwab and the investment adviser also may voluntarily waive and/or reimburse expenses to the extent necessary to maintain a positive net yield for each fund. Schwab and the investment adviser may recapture from a fund any of these expenses or fees they have waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. These reimbursement payments by a fund to Schwab and/or the investment adviser are considered “non-routine expenses” and are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could negatively affect the funds’ future net yield. As of December 31, 2010, the balance of the recoupable expenses is as follows:

	Schwab	Schwab
	Retirement Advantage	Investor
Expiration Date	Money Fund	Money Fund

December 31, 2012	$428,510	$2,068,715
December 31, 2013	1,024,503	3,969,429

Total	$1,453,013	$6,038,144

The funds may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers. For the period ended December 31, 2010, the funds had no direct security transactions with other Schwab Funds.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. The funds had no interfund borrowing or lending activity during the period.

On September 14, 2010, the Charles Schwab Corporation made a payment of $471,270 to Schwab Retirement Advantage Fund and $1,351,086 to Schwab Investor Money Fund to cover the net remaining losses recognized as a result of its investment in a single structured investment vehicle that defaulted in 2008. This payment represented 0.1% of the funds’ net assets on that date and is presented as a “Payment from affiliate” on the Statement of Operations.

36

 Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund

Financial Notes (continued)

5. Transfer Agent Services:

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agent services for each fund.

6. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or Schwab. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

7. Borrowing from Banks:

The funds may borrow money from banks and custodians. The funds have custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company, an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street Bank and Trust Company for the committed line of credit.

There were no borrowings from the lines of credit during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed on the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Federal Income Taxes:

As of December 31, 2010, the components of distributable earnings on tax basis were as follows:

	Schwab	Schwab
	Retirement Advantage	Investor
	Money Fund	Money Fund

Undistributed ordinary income	$29,239	$—

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of December 31, 2010, the following funds had capital loss carryforwards available to offset future net capital gains before the expiration date:

	Schwab	Schwab
	Retirement Advantage	Investor
Expiration Date	Money Fund	Money Fund

December 31, 2017	$—	$85,033

For tax purposes, realized net capital losses, incurred after October 31, may be deferred and treated as occurring on the first day of the following year. For the period ended December 31, 2010, the funds had no capital losses deferred and capital losses utilized were as follows:

	Schwab	Schwab
	Retirement Advantage	Investor
	Money Fund	Money Fund

Capital losses utilized	$463,376	$1,423,625

The tax-basis components of distributions during the current and prior periods were:

	Schwab	Schwab
	Retirement Advantage	Investor
	Money Fund	Money Fund

Current period distributions
Ordinary income	$88,624	$163,480
Prior period distributions
Ordinary income	$2,012,395	$3,755,028

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due

 37

 Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund

Financial Notes (continued)

8. Federal Income Taxes (continued):

primarily to differing treatment for items such as short-term capital gains. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

The permanent book and tax basis differences may result in reclassifications between capital account and other accounts as required. The adjustments have no impact on net assets or the results of operations. As of December 31, 2010, the funds made the following reclassifications:

	Schwab	Schwab
	Retirement Advantage	Investor
	Money Fund	Money Fund

Capital shares	$5,369	$—
Undistributed net investment income	29,239	—
Net realized capital gains (losses)	(34,608)	—

As of December 31, 2010, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2010, the funds did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by The President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

9. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

38

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Retirement Advantage Money Fund
Schwab Investor Money Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Retirement Advantage Money Fund and Schwab Investor Money Fund (two of the portfolios constituting The Charles Schwab Family of Funds, hereafter referred to as the “Funds”) at December 31, 2010, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
February 16, 2011

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Trustees and Officers

The tables below give information about the trustees and officers for The Charles Schwab Family of Funds which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 86 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman of JDN Corporate Advisory LLC.	73	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009) Director, Excelsior Funds (2006 – 2007)

John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	73	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	73	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Harris-Stratex Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
Director, Genitope Corporation (2000 – 2009)
			Director, Excelsior Funds (2006 – 2007)

David L. Mahoney 1954 Trustee (Trustee of Schwab The Charles Schwab Family of Funds since 2011.)	Private Investor.	73	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

40

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Kiran M. Patel 1948 Trustee (Trustee of Schwab The Charles Schwab Family of Funds since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	73	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	73	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	73	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of The Charles Schwab Family of Funds since 1989.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	73	None

 41

 Interested Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Walter W. Bettinger II2 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	86	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of The Charles Schwab Family of Funds since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer, (Sept. 2010 – present), Charles Schwab Investment Management, Inc.; President and Chief Executive Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Dec. 2010 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of The Charles Schwab Family of Funds since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds (June 2006 – June 2007).

Koji E. Felton 1961 Secretary and Chief Legal Officer (Officer of The Charles Schwab Family of Funds since 1998.)	Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc. (July 2000 – present); Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. (June 1998 – present); Vice President and Assistant Clerk, Laudus Funds (Jan. 2010 – present); Chief Legal Officer and Secretary, Schwab Funds (Nov. 1998 – present) and Schwab ETFs (Oct. 2009 – present); Chief Legal Officer and Secretary, Excelsior Funds (June 2006 – June 2007).

42

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Catherine MacGregor 1964 Vice President (Officer of The Charles Schwab Family of Funds since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk, Laudus Funds (March 2007 – present); Vice President and Assistant Clerk, Schwab Funds (Dec. 2005 – present) and Schwab ETFs (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of The Charles Schwab Family of Funds since 2006.)	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc. (2004 – present); Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Funds; Vice President, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

 43

Glossary

agency discount notes Notes issued by federal agencies—known as Government Sponsored Enterprises, or GSEs—at a discount to their value at maturity. An agency discount note is a short-term investment alternative offering a high degree of credit quality.

asset-backed commercial paper A short-term investment that is typically issued by a bank or other financial institution. The notes represent an interest in financial assets such as trade receivables, credit card receivables, auto receivables, etc. and are generally used for the short-term financing needs of companies.

Barclays Capital General Municipal Bond Index An index that covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds.

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

commercial paper Promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.

corporate note An unsecured debt security issued by a corporation that is subject to the credit risk of the issuer.

credit-enhanced securities Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.

credit quality The capacity of an issuer to make its interest and principal payments. Federal regulations strictly regulate the credit quality of the securities a money market fund can buy.

credit ratings Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor’s, Fitch, Inc. and Moody’s Investor Service, to rate their creditworthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor’s and Fitch, and Aaa, Aa, A and Baa for Moody’s.

credit risk The risk that a debt issuer may be unable to pay interest or repay principal to its debt holders.

dollar-weighted average maturity (DWAM) See weighted average maturity.

effective yield A measurement of a fund’s yield that assumes that all interest income is reinvested in additional shares of the fund.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets for the year.

face value The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.

illiquid securities Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.

interest Payments to holders of debt securities as compensation for loaning a security’s principal to the issuer.

liquidity-enhanced security The security’s structure includes a liquidity arrangement that requires an entity other than the issuer (such as a large financial institution) to provide funds to pay a tender under most circumstances. Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities for repayment within a specified time period (usually one day or one week) at any time prior to their final maturity.

maturity The date a debt security is scheduled to be “retired” and its principal amount repaid. The Maturity of an investment will generally reflect the security’s final maturity date unless the security’s structure includes a maturity-shortening provision such as an interest rate reset, demand feature or put feature (the “Effective Maturity Date”). For those securities with a maturity-shortening provision, including variable-rate demand securities, the Maturity is determined by using the Effective Maturity Date, as permitted by Rule 2a-7.

MSCI EAFE (Europe, Australasia, Far East) Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

MSCI EAFE Growth Index An index that is a subset of the MSCI EAFE Index that generally represents 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the growth style.

MSCI EAFE Value Index An index that is a subset of the MSCI EAFE Index that generally represents 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the value style.

MSCI Emerging Markets Index A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

municipal securities Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

net asset value per share (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding. Money funds seek to maintain a steady NAV of $1.00.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

44

restricted securities Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.

Russell 1000 Growth Index An index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2000 Growth Index An index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index An index that measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Growth Index An index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Value Index An index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

section 3c7 securities Section 3c7 of the Investment Company Act of 1940 (the “1940 Act”) exempts certain issuers from many regulatory requirements applicable to investment companies under the 1940 Act. An issuer whose outstanding securities are exclusively owned by “qualified purchasers” and who is not making or proposing to make a public offering of the securities may qualify for this exemption.

section 4(2)/144A securities Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

taxable-equivalent yield The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% ÷ [1 − 0.25%] = 6.0%).

Tier 1, Tier 2 Tier 1 is the highest category of credit quality, Tier 2 the second highest. A security’s tier can be established either by an independent rating organization or by a determination of the investment adviser. Money market fund shares and U.S. government securities are automatically considered Tier 1 securities. The Schwab Money Funds only purchase securities which are considered to be Tier 1; however, they may hold Tier 2 securities as a result of a downgrade of a portfolio security.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average life (WAM) For money market mutual funds as per rule 2a-7, the maturity date or Effective Maturity Date (see definition of maturity) of all the debt securities in its portfolio or the date the interest rate on those securities is reset or those securities that can be redeemed through demand, calculated as a weighted average. As a rule, the longer the fund’s weighted average maturity, the greater its interest rate risk. Effective June 30, 2010, money funds are required to maintain a weighted average maturity of no more than 60 days.

weighted average maturity (WAL) For money market mutual funds as per rule 2a-7, the weighted average life calculation takes into account either the final maturity date for each security held in the portfolio or, when relevant, the date of the next demand feature (when the fund is scheduled to receive payment of principal and interest after a demand). Effective June 30, 2010, money funds are required to maintain a weighted average life of no more than 120 days. Weighted average life for all Schwab money market funds is available in each fund’s monthly schedule of portfolio holdings at www.schwabfunds.com/prospectus and also available in each fund’s Form N-MFP on the SEC’s website at www.sec.gov 60 days after the end of the month to which the information pertains.

yield The income paid out by an investment, expressed as a percentage of the investments market value.

 45

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

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We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

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Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call one of the numbers below.

Schwab Funds® direct investors:  1-800-407-0256

© 2010 Schwab Funds. All rights reserved.

Notes

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab YieldPlus Fund®
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab Inflation Protected Fundtm
Schwab Tax-Free YieldPlus Fundtm
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free YieldPlus Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

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Annual Report
December 31, 2010

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In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Money market investors experienced historically low yields during the year as the Federal Reserve (the Fed) targeted its federal funds rate between zero and 0.25%.

Dear Shareholder,

It is a pleasure to have this opportunity to write to you for the first time as President and Chief Executive Officer of Charles Schwab Investment Management, Inc., the investment adviser to the Schwab Funds. In the accompanying pages, please find the annual report for the Schwab Cash Reserves for the 12-month period that ended December 31, 2010.

During most of 2010, investors and markets weathered a tepid U.S. economy, regulatory changes to the money market fund industry, and Federal Reserve (the Fed) actions that were aimed at keeping short term interest rates low. Despite stubbornly high unemployment and few signs of a turnaround in the housing market in the United States, nearly all investment markets rewarded investors with positive returns. Boosted by high corporate profits in many sectors, U.S. equity markets generated positive returns for the reporting period, as measured by the S&P 500’s 15.1% return. A broad benchmark for fixed income, the Barclays Capital U.S. Aggregate Bond Index, returned 6.5%. International stocks, as measured by the MSCI EAFE Index, returned 8.2%. Equities in emerging countries rewarded investors with a 19.2% return, according to the MSCI Emerging Markets Index, as their economies rebounded and their currencies rose in many cases.

Money market investors experienced historically low yields during the year as the Federal Reserve targeted its federal funds rate between zero and 0.25%. The Fed continued its quantitative easing programs, buying Treasuries to keep borrowing rates low and stimulate economic growth. In mid-year, fears of a debt crisis in Greece and other European nations temporarily pressed short-term interest rates upward, but they settled lower again some months later. Toward the year’s end, intermediate and longer-term interest rates began to rise in anticipation of a stronger economy, the extension of the Bush tax cuts for 2011, and a rebound in consumer spending.

In February 2010, the Securities and Exchange Commission (SEC) adopted new amendments to Rule 2a-7 of the Investment Company Act of 1940, the rule that regulates money funds. The changes included new requirements for money funds to maintain minimum levels of liquidity and lowered the maximum permissible weighted average maturity of a money fund portfolio. The SEC also mandated increased disclosure to investors to help them make more informed decisions about the money funds they invest in. The new rules helped drive demand up and yields down for short-term instruments.

Recognizing the important role that money market funds play in investors’ portfolios, the funds’ investment adviser and its affiliates continued to waive certain fees or expenses during the year to maintain positive net yields for certain Schwab money funds.

Thank you for investing with the Schwab money market funds. We encourage you to review your investment portfolio regularly to make sure it meets your current financial plan. For answers to questions you may have or to consult our website for more information, please visit www.schwabfunds.com. We are also happy to hear from you at 1-800-435-4000.

Sincerely,

2 Schwab Cash Reserves

The Investment Environment

Economic Overview

The decision by the Federal Open Market Committee (the FOMC) in November 2010 to initiate a new program of security purchases, often referred to as quantitative easing, reminded investors that the U.S. economy was still in need of systemic reinforcement.

This latest announcement from the FOMC that it would purchase an additional $600 billion in longer-term U.S. Treasury securities followed earlier policy decisions that included: lowering the federal funds rate to near zero in December 2008 and keeping it there for an extended period of time; authorizing the large-scale purchase of longer-term securities in 2009 and early 2010; and modifying the Federal Reserve’s (the Fed) reinvestment policy in the summer of 2010 on mortgage-related securities, as they matured or were redeemed, in an effort to manage the Fed’s balance sheet.

Contributing to the FOMC’s decision to purchase an additional $600 billion in U.S. Treasuries was a U.S. unemployment rate that had remained above 9% since the fall of 2009 and an inflation rate that was still below optimal levels for what the Fed believed to be a sustainable recovery. Moreover, reports that many of the unemployed in the United States have been seeking employment for more than six months highlighted the fact that job creation had not kept pace with the rising number of people looking for jobs. Adding to the complexity of this economic picture was the decline in housing prices, accompanied by a rise in foreclosures.

Positive economic news was also part of the landscape. Corporations reported high profits for the period under review and increased their investment in equipment and software. Household spending was also up for the reporting period. Gross Domestic Product (GDP) growth—the output of goods and services produced by labor and property in the United States—was positive. The first, second, and third quarter GDP growth rates reached 3.7%, 1.7%, and 2.6%, respectively.

At the international level, news from Europe in the spring of 2010 described the challenges faced by several euro-zone countries as they tried to meet the demands of their sovereign debt. Central banks in Europe responded with financial supports of various types that typically came with the mandate that the countries receiving help also make deep budget cuts. Many of the cuts targeted the rising costs linked to maintaining long-standing benefits such as retirement pensions and subsidized education and health care, which had become unaffordable in an environment of declining revenue.

Money Markets

The Fed’s decision to keep the federal funds rate in the 0% to 0.25% range resulted in a low interest rate environment throughout the reporting period. Low interest rates combined with limited supply of short-term, high-quality taxable and tax-exempt securities suppressed short-term yields. The limited supply was driven, in part, by the new SEC regulations that required money market funds to maintain a weighted average maturity (WAM) of 60 days or less and that required them to meet new minimum liquidity standards. The need to meet these new regulations created higher demand for shorter-term securities, especially short-term U.S. Treasuries, which put downward pressure on yields.

Fixed Income

In the tax-free fixed income markets, many state and local governments saw 4−5% increases in tax revenues during the third quarter of 2010, which continued through year-end. However, tax revenues still remained well below the highs that occurred in 2008. Many fiscal 2011 budgets, passed in the summer of 2010, relied on the final year of federal stimulus funds for Medicaid and education, deep spending cuts, and the use of reserves to achieve balanced budgets. The slow recovery of municipal revenues, continued high unemployment in many states, news regarding high state and local government pension costs, and the spectre of future budgets without federal stimulus funds, all raised investor concerns in the last few months of the reporting period.

Also adding to the challenges in the bond markets was investor response to market volatility. The Euro-debt concerns that crystallized in May 2010 helped to push investors toward U.S. Treasuries. This put further downward pressure on U.S. Treasury rates, as demand outpaced supply. However, as the global stock market gained momentum toward the end of summer and continued to rise through the end of 2010, intermediate and longer-term U.S. Treasury rates rose to nearly match where they had been at the beginning of the reporting period. However, the shorter-term rates remained well below 1.00%.

In other categories, corporate bonds, including investment-grade and high-yield, offered investors returns that outpaced U.S. Treasuries, as did commercial mortgage-backed and agency mortgage-backed securities.

Schwab Cash Reserves 3

The Investment Environment continued

As for broad bond market performance, the Barclays Capital U.S. Aggregate Bond Index returned 6.54%, the Barclays Capital U.S. TIPS Index returned 6.31%, the Barclays U.S. Treasury Index returned 5.87%, and the Barclays Capital General Muni Bond Index returned 2.38% for the 12 months under review.

Equities

The U.S. and international stock markets weathered a few ups and downs during the reporting period. In addition to the European debt crisis, the Deepwater Horizon oil spill on April 20, 2010, in the Gulf of Mexico, caused a short-lived decline in energy stocks. This was followed by a sudden, but temporary, 999-point drop in the Dow Jones Industrial Average within a 30-minute timeframe, on May 6, 2010. The equity market event was subsequently named the “flash crash.” As a result of the flash crash, more than 16,000 trades were cancelled by the major U.S. stock exchanges. Despite these events, both U.S. and international equity markets rebounded. In fact, the U.S. and international stock markets rewarded investors with positive returns for the 12 months under review, despite these disturbances and the slow-paced economic recovery.

For the reporting period, the S&P 500 Index returned 15.06%. In general, growth stocks outperformed value in small-, mid-, and large-cap categories, though not necessarily by wide margins. Small-cap growth stocks had the widest spread, with the Russell 2000 Growth Index returning 29.09% and the Russell 2000 Value Index returning 24.50%. By comparison, the Russell Midcap Growth Index returned 26.38%, compared to the Russell Midcap Value Index returning 24.75%, while the Russell 1000 Growth Index returned 16.71%, against the Russell 1000 Value Index return of 15.51%.

On the international side, the MSCI EAFE Index (Gross) returned 8.21%, while the MSCI EAFE Growth Index returned 12.60%, followed by the MSCI EAFE Value Index, which returned 3.81%. Here again, growth outpaced value, but the best performing index on the international level was the MSCI Emerging Markets Index, which returned 19.20%.

Sectors

All sectors in the U.S. equity markets had positive absolute returns. Consumer Discretionary and Industrials were the best performing sectors, followed by Materials, Energy, and Telecommunications, which also had solid returns. Sectors with low, but still positive returns included Health Care, Utilities, and Information Technology.

Top performing sectors at the international level were Industrials, Consumer Discretionary, and Materials. Utilities and Financials posted negative returns and were the poorest performers on an international level.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

4 Schwab Cash Reserves

Fund Management

Linda Klingman, a managing director and portfolio manager of the investment adviser, has overall responsibility for the management of the fund. She joined the firm in 1990 and has managed money market funds since 1988.

Mike Neitzke, a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the management of the fund. He joined the firm in March 2001 and has worked in the financial industry as a portfolio manager since 1986.

Michael Lin, a portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the fund. He joined the firm in 2000 and was named to his current position in 2004.

Schwab Cash Reserves 5

Schwab Cash Reserves™

Schwab Cash Reserves (the fund) seeks the highest current income consistent with stability of capital and liquidity.

During the 12-month reporting period that ended December 31, 2010, the fund provided safety and liquidity to shareholders in the face of an investment environment characterized by low yields on short term, high quality investments. The fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses to maintain a positive net yield for the fund.* Please read more about the yield and other important characteristics of the fund in the charts and footnotes following this discussion.

The fund’s low yield was a product of both a low interest rate environment and recent regulatory changes relating to money market funds. During 2010 the Federal Reserve continued to target its federal funds rate at a historically low range of 0-0.25%, which maintained low yields on securities in which the fund invests and, in turn, kept the yield of the fund low. In addition, in February 2010 the Securities and Exchange Commission (SEC) adopted amendments to Rule 2a-7 of the Investment Company Act of 1940 to bolster the ability of money funds to withstand economic stresses. The new regulations established minimum daily and weekly liquidity levels and shortened the maximum weighted average maturity (WAM) for money market funds from 90 days to 60 days. These changes increased demand for short-term securities across all money funds, helping to depress money market yields.

The investment adviser shortened the portfolio’s WAM during the first half of the year in anticipation of the new SEC regulations. Having a shortened WAM prior to the European credit crisis placed the fund in a position to purchase longer dated securities in the credit sector at attractive yields as the crisis started to wane. At the end of the reporting period, the fund’s WAM was 41 days. The fund also invested in repurchase agreements collateralized by equity securities based on the credit quality of the repurchase agreement counterparty.

As of 12/31/10:
 Portfolio Composition by Maturity1

% of Investments

1-15 Days	43.4%
16-30 Days	14.8%
31-60 Days	18.4%
61-90 Days	10.6%
91-120 Days	2.4%
More than 120 Days	10.4%

 Statistics

Weighted Average Maturity[2]	41 Days
Credit Quality of Holdings[3] % of portfolio	99.99% Tier 1

 Portfolio Composition by Security Type4

% of Investments

U.S. Treasury	0.5%
Government Agency & Other Government Securities[5]	9.1%
Repurchase Agreement	14.1%
Commercial Paper (CP)
Asset Backed CP	14.1%
Bank/Financial CP	11.1%
Certificate of Deposit	36.7%
Bank Note	4.5%
Corporate Note	3.2%
Time Deposit	6.6%
Other	0.1%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, please see Note 4 of the Financial Notes section.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Portfolio Composition is calculated using the Par Value of Investments.
[5]	Includes debt issued by Straight A Funding LLC, which the U.S. Securities and Exchange Commission has stated is permissible for money market funds to treat as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).

6 Schwab Cash Reservestm

Performance and Fund Facts as of 12/31/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-Day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

Schwab Cash Reserves
Sweep Shares

Ticker Symbol	SWSXX
Minimum Initial Investment[1]	*

Seven-Day Yield[2]	0.05%

Seven-Day Yield—Without Contractual Expense Limitation[3]	-0.02%

Seven-Day Effective Yield[2]	0.05%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Subject to eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit the fund’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. Please see Note 4 in the Financial Notes section for additional details.
[3]	Yield does not reflect the effect of the contractual expense limitation but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.34% to the seven-day yield.

Schwab Cash Reservestm 7

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning July 1, 2010 and held through December 31, 2010.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 7/1/10	at 12/31/10	7/1/10–12/31/10

Schwab Cash Reservestm
Actual Return	0.33%	$1,000	$1,000.30	$1.66
Hypothetical 5% Return	0.33%	$1,000	$1,023.54	$1.68

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights, which covers a 12-month period.
[2]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 365 days of the fiscal year.

8 Schwab Cash Reserves

Schwab Cash Reserves™

Financial Statements

Financial Highlights

	1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–
	12/31/10		12/31/09		12/31/08	12/31/07	12/31/06

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.02	0.05	0.04
Net realized and unrealized gains (losses)	0.00	[1,2]	(0.00)[1]		—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.02	0.05	0.04
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.02)	(0.05)	(0.04)

Net asset value at end of period	1.00		1.00		1.00	1.00	1.00

Total return (%)	0.07		0.16		2.36	4.77	4.50

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.28	[3]	0.47	[3,4]	0.66 [5]	0.68	0.69
Gross operating expenses	0.71		0.74		0.73	0.74	0.82
Net investment income (loss)	0.07		0.16		2.33	4.66	4.59
Net assets, end of period ($ x 1,000,000)	32,419		31,720		29,253	26,162	16,738

1 Per-share amount was less than $0.01.
2 Net realized and unrealized gains (losses) ratio includes payment from affiliate of $24,987,098. (See financial note 4)
3 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)
4 The ratio of net operating expenses would have been 0.45% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.
5 The ratio of net operating expenses would have been 0.65% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

See financial notes 9

 Schwab Cash Reserves

Portfolio Holdings as of December 31, 2010

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting Schwab’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

			Cost	Value
Holdings by Category			($)	($)

66.7%		Fixed-Rate Obligations	21,620,976,288	21,620,976,288
9.8%		Variable-Rate Obligations	3,180,850,565	3,180,850,565
1.1%		U.S. Government Securities	365,956,896	365,956,896
8.6%		U.S. Government Agency Securities	2,767,552,986	2,767,552,986
14.1%		Repurchase Agreements	4,582,671,864	4,582,671,864
0.0%		Other Investment	3,957,867	3,957,867

100.3%		Total Investments	32,521,966,466	32,521,966,466
(0	.3)%	Other Assets and Liabilities, Net		(102,576,867)

100.0%		Net Assets		32,419,389,599

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)

Fixed-Rate Obligations 66.7% of net assets

Bank Notes 4.5%
Bank of America, N.A.		0.30%		01/05/11	205,000,000	205,000,455
		0.57%		01/26/11	275,000,000	275,000,000
		0.55%		02/01/11	253,000,000	253,000,000
		0.46%		02/04/11	190,000,000	190,000,000
		0.30%		02/25/11	200,000,000	200,000,000
		0.30%		03/01/11	100,000,000	100,000,000
		0.32%		03/23/11	35,000,000	35,000,000

Chase Bank USA, N.A.		0.23%		02/07/11	201,000,000	201,000,000

						1,459,000,455

Certificates of Deposit 30.2%
Abbey National Treasury Services PLC	a	0.67%		03/29/11	158,000,000	158,000,000
	a	0.68%		05/02/11	4,000,000	4,000,067

Banco Santander S.A.		0.65%		02/04/11	83,000,000	83,000,000
		0.64%		03/03/11	116,000,000	116,000,000
		0.54%		05/03/11	98,000,000	98,000,000

Bank of Nova Scotia		0.23%		01/06/11	98,000,000	98,000,000
		0.25%		02/08/11	267,000,000	267,000,000
		0.29%		03/03/11	185,000,000	185,000,000
		0.28%		03/18/11	16,000,000	16,000,000
		0.28%		03/21/11	51,000,000	51,000,000

Bank of Tokyo Mitsubishi UFJ Ltd.		0.15%		01/07/11	183,000,000	183,000,000
		0.30%		03/31/11	120,000,000	120,000,000
		0.50%		07/22/11	40,000,000	40,000,000

10 See financial notes

 Schwab Cash Reserves

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)
		0.52%		07/27/11	337,000,000	337,000,000

Barclays Bank PLC		0.72%		05/04/11	200,000,000	200,000,000
		0.69%		05/27/11	96,000,000	96,000,000
		0.58%		06/24/11	5,000,000	5,000,000
		0.58%		07/05/11	84,000,000	84,000,000
		0.58%		07/27/11	37,000,000	37,000,000

BNP Paribas		0.30%		01/03/11	188,000,000	188,000,000
		0.71%		01/10/11	18,000,000	18,000,000
		0.30%		02/03/11	82,000,000	82,000,000
		0.56%		02/03/11	17,000,000	17,000,000
		0.44%		03/10/11	145,000,000	145,000,000
		0.68%		05/09/11	362,000,000	362,000,000
		0.52%		05/31/11	27,000,000	27,000,000
		0.50%		06/17/11	103,000,000	103,000,000
		0.45%		07/05/11	45,000,000	45,000,000
		0.48%		07/05/11	29,000,000	29,000,000
		0.45%		07/13/11	328,000,000	328,000,000
		0.45%		07/18/11	3,000,000	3,000,000
		0.48%		08/08/11	11,000,000	11,000,000

Credit Agricole Corporate & Investment Bank		0.25%		01/03/11	120,000,000	120,000,000
		0.32%		03/22/11	125,000,000	125,000,000

Credit Agricole S.A.		0.32%		02/01/11	31,000,000	31,000,000

Credit Suisse AG		0.23%		01/03/11	504,000,000	504,000,000
		0.25%		01/10/11	86,000,000	86,000,000
		0.25%		01/24/11	278,000,000	278,000,000

Deutsche Bank AG		0.24%		01/03/11	209,000,000	209,000,000
		0.29%		03/10/11	150,000,000	150,000,000
		0.29%		04/01/11	11,000,000	11,000,000
		0.50%		06/21/11	94,000,000	94,000,000

DnB NOR Bank ASA		0.40%		02/18/11	381,000,000	381,000,000

Intesa Sanpaolo		0.34%		01/21/11	7,000,000	7,000,000
		0.30%		02/02/11	421,000,000	421,000,000

Landesbank Hessen-Thuringen Girozentrale		0.36%		02/17/11	70,000,000	70,000,457

Lloyds TSB Bank PLC		0.47%		03/07/11	131,000,000	131,000,000
		0.47%		03/23/11	10,000,000	10,000,000
		0.45%		04/12/11	45,000,000	45,000,000
		0.44%		05/03/11	102,000,000	102,000,000

Mitsubishi UFJ Trust & Banking Corp.		0.30%		01/05/11	1,000,000	1,000,000
		0.30%		01/10/11	53,000,000	53,000,000
		0.32%		01/10/11	61,000,000	61,000,000
		0.32%		01/27/11	4,000,000	4,000,000
		0.30%		02/16/11	61,000,000	61,000,000
		0.30%		03/14/11	6,000,000	6,000,000
		0.32%		03/18/11	45,000,000	45,000,000

Mizuho Corporate Bank Ltd.		0.27%		01/07/11	75,000,000	75,000,000
		0.27%		01/10/11	116,000,000	116,000,000
		0.28%		01/19/11	64,000,000	64,000,000
		0.27%		01/24/11	65,000,000	65,000,000

National Australia Bank Ltd.		0.27%		02/22/11	303,000,000	303,000,000

Nationwide Building Society		0.53%		03/02/11	4,000,000	4,000,033

See financial notes 11

 Schwab Cash Reserves

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)

Royal Bank of Scotland PLC		0.84%		05/20/11	158,000,000	158,000,000
		0.64%		07/19/11	75,000,000	75,000,000
		0.64%		07/27/11	2,000,000	2,000,000
		1.00%		08/24/11	125,000,000	125,000,000

Societe Generale		0.34%		03/08/11	7,000,000	7,000,000
		0.42%		04/01/11	200,000,000	200,000,000
		0.40%		04/08/11	47,000,000	47,000,000

Sumitomo Mitsui Banking Corp.		0.27%		01/12/11	20,000,000	20,000,000
		0.27%		01/18/11	76,000,000	76,000,000
		0.27%		01/24/11	134,000,000	134,000,000
		0.30%		01/31/11	34,000,000	34,000,000
		0.27%		02/15/11	12,000,000	12,000,000
		0.30%		03/02/11	30,000,000	30,000,000
		0.30%		04/08/11	147,000,000	147,000,000

Sumitomo Trust & Banking Co.		0.33%		01/11/11	106,000,000	106,000,147
		0.32%		02/25/11	58,000,000	58,000,000
		0.32%		03/23/11	40,000,000	40,000,000
		0.40%		05/17/11	58,000,000	58,000,000
		0.55%		05/24/11	58,000,000	58,001,147

Toronto Dominion Bank		0.23%		01/24/11	254,000,000	254,000,000
		0.28%		03/18/11	134,000,000	134,000,000

UBS AG		0.35%		04/18/11	83,000,000	83,000,000
		0.59%		05/31/11	135,000,000	135,000,000
		0.60%		06/13/11	196,000,000	196,000,000

UniCredit Bank AG		0.50%		02/04/11	95,000,000	95,000,000

UniCredit S.p.A.		0.47%		01/26/11	15,000,000	15,000,000
		0.48%		02/18/11	61,000,000	61,000,000
		0.95%		02/22/11	135,000,000	135,000,000
		0.48%		02/23/11	28,000,000	28,000,000

Union Bank, N.A.		0.25%		01/20/11	88,000,000	88,000,000

						9,780,001,851

Commercial Paper & Other Corporate Obligations 25.0%
Alpine Securitization Corp.	a,b,c	0.24%		01/11/11	104,000,000	103,993,067
	a,b,c	0.25%		01/21/11	113,000,000	112,984,306

Amsterdam Funding Corp.	a,b,c	0.27%		02/01/11	27,500,000	27,493,606
	a,b,c	0.27%		02/04/11	15,000,000	14,996,175

ANZ National (Int’l) Ltd.	a	0.25%		01/04/11	25,000,000	24,999,479

Argento Variable Funding Co., L.L.C.	a,b,c	0.52%		02/22/11	120,000,000	119,909,867
	a,b,c	0.32%		03/02/11	33,000,000	32,982,400

Atlantis One Funding Corp.	a,b,c	0.23%		01/03/11	117,000,000	116,998,505
	a,b,c	0.26%		01/21/11	150,000,000	149,978,333
	a,b,c	0.26%		02/03/11	129,000,000	128,969,255
	a,b,c	0.30%		03/03/11	32,000,000	31,983,733
	a,b,c	0.29%		03/11/11	54,000,000	53,969,985
	a,b,c	0.29%		03/14/11	119,000,000	118,930,980
	a,b,c	0.37%		06/09/11	50,000,000	49,918,292

Bank of America Corp.		0.28%		01/11/11	311,000,000	310,975,811
		0.28%		02/03/11	9,000,000	8,997,690

12 See financial notes

 Schwab Cash Reserves

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)

Barton Capital, L.L.C.	a,b,c	0.24%		01/03/11	7,000,000	6,999,907

CAFCO, L.L.C.	a,b,c	0.67%		01/13/11	100,000,000	99,977,667
	a,b,c	0.67%		01/14/11	100,000,000	99,975,806
	a,b,c	0.67%		01/18/11	22,000,000	21,993,039
	a,b,c	0.56%		02/01/11	20,000,000	19,990,356
	a,b,c	0.57%		02/01/11	16,000,000	15,992,147
	a,b,c	0.34%		02/03/11	43,000,000	42,986,598
	a,b,c	0.39%		02/17/11	16,000,000	15,991,853
	a,b,c	0.28%		03/02/11	11,289,000	11,283,732

Cancara Asset Securitization, L.L.C.	a,b,c	0.30%		01/10/11	2,000,000	1,999,850
	a,b,c	0.27%		01/12/11	14,000,000	13,998,845
	a,b,c	0.30%		01/14/11	14,000,000	13,998,483
	a,b,c	0.30%		01/24/11	2,000,000	1,999,617
	a,b,c	0.30%		01/25/11	75,000,000	74,985,000
	a,b,c	0.60%		02/04/11	54,000,000	53,969,400
	a,b,c	0.30%		02/24/11	13,000,000	12,994,150
	a,b,c	0.32%		03/08/11	7,000,000	6,995,893
	a,b,c	0.30%		03/10/11	21,500,000	21,487,817
	a,b,c	0.30%		03/11/11	35,000,000	34,979,875
	a,b,c	0.30%		03/14/11	80,000,000	79,952,000

Chariot Funding, L.L.C.	a,b,c	0.23%		01/03/11	50,000,000	49,999,361
	a,b,c	0.23%		01/06/11	42,000,000	41,998,658
	a,b,c	0.23%		01/11/11	35,224,000	35,221,750
	a,b,c	0.23%		01/12/11	45,000,000	44,996,838
	a,b,c	0.23%		01/13/11	60,000,000	59,995,400

Ciesco, L.L.C.	a,b,c	0.32%		02/04/11	99,000,000	98,970,080
	a,b,c	0.35%		02/14/11	18,000,000	17,992,300
	a,b,c	0.39%		04/04/11	50,000,000	49,949,625

Citigroup Funding, Inc.	a	0.64%		01/14/11	67,000,000	66,984,516
	a	0.29%		02/22/11	30,000,000	29,987,433
	a	0.29%		02/24/11	50,000,000	49,978,250
	a	0.40%		03/08/11	66,000,000	65,951,600
	a	0.30%		03/09/11	152,000,000	151,915,133

Commonwealth Bank of Australia	c	0.27%		03/14/11	275,000,000	274,851,500
	c	0.29%		03/15/11	141,000,000	140,918,514

CRC Funding, L.L.C.	a,b,c	0.30%		01/10/11	8,000,000	7,999,400
	a,b,c	0.67%		01/14/11	100,000,000	99,975,806
	a,b,c	0.67%		01/18/11	69,000,000	68,978,169
	a,b,c	0.56%		02/02/11	100,000,000	99,950,222
	a,b,c	0.55%		02/03/11	30,000,000	29,984,875
	a,b,c	0.29%		03/14/11	5,000,000	4,997,100

Danske Corp.	a,c	0.29%		01/03/11	10,000,000	9,999,839
	a,c	0.29%		01/07/11	116,000,000	115,994,393
	a,c	0.28%		02/08/11	4,000,000	3,998,818

Falcon Asset Securitization Corp.	a,b,c	0.23%		01/03/11	24,000,000	23,999,693
	a,b,c	0.23%		01/06/11	60,000,000	59,998,083
	a,b,c	0.23%		01/07/11	25,000,000	24,999,042
	a,b,c	0.23%		01/12/11	50,000,000	49,996,486

Gemini Securitization Corp., L.L.C.	a,b,c	0.25%		01/06/11	73,000,000	72,997,465
	a,b,c	0.26%		01/10/11	106,000,000	105,993,110
	a,b,c	0.30%		03/16/11	106,000,000	105,934,633

General Electric Capital Corp.		0.22%		02/07/11	222,000,000	221,949,803
		0.22%		02/08/11	270,000,000	269,937,300

See financial notes 13

 Schwab Cash Reserves

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)
		0.39%		06/15/11	207,000,000	206,629,987
		0.39%		06/27/11	90,000,000	89,827,425

Grampian Funding, L.L.C.	a,b,c	0.31%		01/24/11	9,000,000	8,998,218
	a,b,c	0.51%		03/17/11	161,000,000	160,828,937
	a,b,c	0.48%		04/12/11	155,000,000	154,791,267

Intesa Funding, L.L.C.	a	0.35%		03/02/11	52,000,000	51,969,667

JP Morgan Chase & Co.		0.23%		02/09/11	130,000,000	129,967,608

Jupiter Securitization Corp.	a,b,c	0.23%		01/18/11	50,000,000	49,994,569

Lloyds TSB Bank PLC		0.50%		03/10/11	174,000,000	173,835,667

Manhattan Asset Funding Capital Co., L.L.C.	a,b,c	0.28%		01/03/11	11,000,000	10,999,829
	a,b,c	0.28%		01/18/11	15,000,000	14,998,017
	a,b,c	0.28%		01/24/11	2,000,000	1,999,642

Market Street Funding Corp.	a,b,c	0.29%		03/14/11	24,317,000	24,302,896
	a,b,c	0.29%		03/18/11	50,043,000	50,012,363

Nationwide Building Society		0.80%		01/04/11	40,000,000	39,997,333
		0.80%		01/12/11	22,000,000	21,994,622
		0.49%		03/11/11	61,000,000	60,942,711
		0.45%		05/04/11	32,000,000	31,950,800

Nieuw Amsterdam Receivables Corp.	a,b,c	0.30%		01/11/11	23,000,000	22,998,083
	a,b,c	0.30%		01/27/11	62,000,000	61,986,567
	a,b,c	0.31%		03/01/11	15,000,000	14,992,379

Nordea North America, Inc.	a	0.29%		03/15/11	40,000,000	39,976,478

Old Line Funding, L.L.C.	a,b,c	0.24%		01/06/11	43,000,000	42,998,567
	a,b,c	0.25%		01/18/11	12,000,000	11,998,583
	a,b,c	0.24%		01/21/11	56,600,000	56,592,453

Santander Central Hispano Finance (Delaware), Inc.	a	0.67%		02/04/11	149,000,000	148,905,716
	a	0.53%		03/15/11	132,000,000	131,858,137
	a	0.65%		05/16/11	61,000,000	60,851,312

Sheffield Receivables Corp.	a,b,c	0.30%		01/06/11	18,000,000	17,999,250
	a,b,c	0.27%		02/11/11	15,000,000	14,995,388
	a,b,c	0.28%		02/16/11	40,000,000	39,985,689
	a,b,c	0.28%		02/17/11	38,000,000	37,986,109
	a,b,c	0.28%		02/22/11	75,000,000	74,969,667

Skandinaviska Enskilda Banken AB		0.34%		01/04/11	58,000,000	57,998,357
		0.36%		01/18/11	61,000,000	60,989,774

Societe Generale North America, Inc.	a	0.26%		01/03/11	176,000,000	175,997,507
	a	0.30%		01/04/11	59,000,000	58,998,525
	a	0.31%		01/27/11	77,000,000	76,982,761
	a	0.35%		03/16/11	105,000,000	104,924,458
	a	0.40%		04/06/11	42,000,000	41,955,667

Solitaire Funding, L.L.C.	a,b,c	0.30%		01/14/11	228,000,000	227,975,300
	a,b,c	0.30%		01/18/11	3,000,000	2,999,575
	a,b,c	0.30%		01/27/11	25,000,000	24,994,583
	a,b,c	0.28%		01/28/11	120,000,000	119,974,800
	a,b,c	0.28%		02/03/11	40,000,000	39,989,733
	a,b,c	0.31%		02/28/11	5,100,000	5,097,453

Starbird Funding Corp.	a,b,c	0.15%		01/03/11	50,000,000	49,999,583

14 See financial notes

 Schwab Cash Reserves

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)
	a,b,c	0.26%		01/31/11	99,000,000	98,978,550

Sumitomo Mitsui Banking Corp.	c	0.30%		02/02/11	4,000,000	3,998,933

Thames Asset Global Securitization No. 1, Inc.	a,b,c	0.25%		01/18/11	107,014,000	107,001,366
	a,b,c	0.27%		02/28/11	96,000,000	95,958,240

Thunder Bay Funding, L.L.C.	a,b,c	0.25%		01/19/11	40,000,000	39,995,000

Variable Funding Capital Corp.	a,b,c	0.25%		01/06/11	24,000,000	23,999,167

						8,099,973,982

Promissory Note 0.4%
The Goldman Sachs Group, Inc.	c,d	1.02%		08/02/11	125,000,000	125,000,000

Time Deposits 6.6%
Australia & New Zealand Bank Group Ltd.		0.14%		01/03/11	180,000,000	180,000,000

Citibank, N.A.		0.17%		01/03/11	100,000,000	100,000,000
		0.25%		01/03/11	160,000,000	160,000,000
		0.23%		01/05/11	216,000,000	216,000,000

Commerzbank AG		0.18%		01/07/11	356,000,000	356,000,000

Royal Bank of Canada		0.14%		01/03/11	1,145,000,000	1,145,000,000

						2,157,000,000

Total Fixed-Rate Obligations
(Cost $21,620,976,288)						21,620,976,288

Variable-Rate Obligations 9.8% of net assets

Banco Bilbao Vizcaya Argentaria S.A.		0.51%		01/07/11	90,000,000	90,000,000
		0.56%		01/07/11	165,000,000	165,000,000

Bank of America, N.A.		0.59%	01/24/11	01/20/12	174,000,000	174,000,000

Barclays Bank PLC		0.46%	01/12/11	02/14/11	17,000,000	17,000,000
		0.76%	01/18/11	10/17/11	23,000,000	23,000,000

BNP Paribas		0.46%	01/18/11	06/15/11	167,000,000	167,000,000

Citigroup, Inc.		0.37%	02/18/11	05/18/11	109,550,000	109,425,956

Deutsche Bank AG		0.47%		01/10/11	100,000,000	99,999,869
		0.35%		01/24/11	335,000,000	335,000,000

Dexia Credit Local		0.56%		01/07/11	166,000,000	166,000,000

JPMorgan Chase Bank, N.A.		0.26%	01/21/11	01/21/12	250,000,000	250,000,000

National Australia Bank Ltd.		0.28%		01/31/11	155,000,000	155,000,000

Rabobank Nederland		0.26%	01/10/11	02/09/11	48,000,000	48,000,000
		0.35%	01/13/11	09/13/11	116,000,000	116,000,000
		0.34%	01/07/11	10/07/11	71,000,000	71,000,000
		0.35%	01/05/11	12/05/11	150,000,000	150,000,000

Societe Generale		0.48%	01/20/11	06/20/11	86,000,000	86,000,000

Svenska Handelsbanken AB	c	0.39%	01/04/11	04/02/11	240,000,000	240,000,000

See financial notes 15

 Schwab Cash Reserves

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)

Tenderfoot Seasonal Housing, CO
Housing Facilities Revenue Notes Series 2000B	a	0.27%		01/07/11	3,000,000	3,000,000

Texas
General Obligation Refunding Bonds (Veterans Land) Series 2006A	a	0.34%		01/07/11	24,620,000	24,620,000
General Obligation Bonds (Veterans Housing Assistance) Series 1994A2	a	0.34%		01/07/11	32,000,000	32,000,000

Toronto Dominion Bank		0.33%	01/28/11	10/28/11	90,000,000	90,000,000

UBS AG		0.66%	01/18/11	10/17/11	6,000,000	6,000,000

Wells Fargo & Co.		0.39%		01/12/11	29,818,000	29,817,927

Westpac Banking Corp.		0.30%	01/15/11	03/15/11	50,000,000	49,998,971
		0.31%	01/04/11	06/01/11	306,000,000	306,000,000
	c	0.36%	01/28/11	01/27/12	100,000,000	100,000,000

Westpac Securities NZ Ltd.	a,c	0.35%	01/04/11	02/03/11	77,000,000	76,987,842

Total Variable-Rate Obligations
(Cost $3,180,850,565)						3,180,850,565

U.S. Government Securities 1.1% of net assets

U.S. Treasury Bill 0.5%
U.S. Treasury Bill		0.20%		01/13/11	166,000,000	165,988,933

Other Government Related 0.6%
Straight A Funding, L.L.C.	a,b,c,f	0.23%		01/04/11	55,000,000	54,998,946
	a,b,c,f	0.22%		01/07/11	45,000,000	44,998,350
	a,b,c,f	0.24%		02/14/11	100,000,000	99,970,667

						199,967,963

Total U.S. Government Securities
(Cost $365,956,896)						365,956,896

U.S. Government Agency Securities 8.6% of net assets

Fixed-Rate Discount Notes 7.3%
Fannie Mae		0.13%		01/10/11	130,000,000	129,995,694
		0.17%		01/18/11	30,000,000	29,997,592
		0.16%		01/20/11	40,000,000	39,996,622
		0.17%		02/01/11	65,000,000	64,991,099
		0.18%		02/01/11	50,000,000	49,992,951

Federal Home Loan Bank		0.15%		01/05/11	249,000,000	248,995,905
		0.13%		01/05/11	148,000,000	147,997,862
		0.15%		01/07/11	243,000,000	242,993,925
		0.14%		01/12/11	34,000,000	33,998,545
		0.15%		01/12/11	79,500,000	79,496,478
		0.14%		01/14/11	150,716,000	150,708,380
		0.15%		01/14/11	81,400,000	81,395,738
		0.12%		01/19/11	13,000,000	12,999,220
		0.15%		01/19/11	177,000,000	176,986,725
		0.15%		01/20/11	120,000,000	119,990,500
		0.12%		01/21/11	10,000,000	9,999,333
		0.16%		01/21/11	3,000,000	2,999,742
		0.17%		01/26/11	113,000,000	112,986,660
		0.18%		01/26/11	50,000,000	49,993,923

16 See financial notes

 Schwab Cash Reserves

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)
Federal Home Loan Bank continued		0.18%		01/28/11	100,000,000	99,986,875
		0.13%		02/04/11	3,000,000	2,999,632
		0.15%		02/11/11	6,000,000	5,999,009
		0.14%		02/16/11	5,000,000	4,999,105
		0.16%		02/16/11	1,400,000	1,399,723

Freddie Mac		0.16%		01/05/11	10,000,000	9,999,828
		0.13%		01/10/11	3,000,000	2,999,901
		0.14%		01/10/11	27,700,000	27,699,030
		0.15%		01/14/11	50,000,000	49,997,292
		0.14%		01/18/11	350,000,000	349,976,861
		0.15%		01/19/11	25,000,000	24,998,125

						2,367,572,275

Variable-Rate Obligations 1.3%
Federal Farm Credit Bank		0.27%	01/28/11	02/28/11	105,000,000	105,000,000

Federal Home Loan Bank		0.17%	01/25/11	07/25/11	75,000,000	74,980,711

Freddie Mac		0.14%	01/10/11	11/10/11	220,000,000	220,000,000

						399,980,711

Total U.S. Government Agency Securities
(Cost $2,767,552,986)						2,767,552,986

					Face/
					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)

Repurchase Agreements 14.1% of net assets

Barclays Capital, Inc.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $431,550,001, issued 12/23/10, due 01/03/11.		0.14%		01/03/11	411,017,582	411,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $137,550,001, issued 12/23/10, due 01/03/11.		0.18%		01/03/11	131,007,205	131,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $245,700,000, issued 12/22/10, due 01/03/11.		0.18%		01/03/11	234,014,040	234,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $299,250,000, issued 12/22/10, due 01/03/11.		0.20%		01/03/11	285,019,000	285,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $73,500,000, issued 12/21/10, due 01/03/11.		0.20%		01/03/11	70,005,056	70,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $133,900,830, issued 12/31/10, due 01/03/11.		0.25%		01/03/11	130,002,708	130,000,000

Credit Suisse Securities (USA), L.L.C.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $70,047,835, issued 12/31/10, due 01/03/11.		0.15%		01/03/11	68,672,722	68,671,864

See financial notes 17

 Schwab Cash Reserves

Portfolio Holdings continued

					Face/
					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)

Deutche Bank Securities, Inc.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $130,000,000, issued 12/21/10, due 01/03/11.		0.21%		01/03/11	125,009,479	125,000,000
Tri-Party Repurchase Agreement Collateralized by Equity Securities with a value of $36,750,021, issued 12/31/10, due 01/03/11.		0.35%		01/03/11	35,001,021	35,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $156,000,000, issued 12/14/10, due 01/06/11.		0.20%		01/06/11	150,019,167	150,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $62,400,000, issued 12/10/10, due 01/06/11.		0.20%		01/06/11	60,009,000	60,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $138,320,000, issued 12/13/10, due 01/07/11.		0.20%		01/07/11	133,018,472	133,000,000

Goldman Sachs & Co.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $47,250,001, issued 12/31/10, due 01/03/11.		0.17%		01/03/11	45,000,638	45,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $320,250,000, issued 12/23/10, due 01/03/11.		0.18%		01/03/11	305,016,775	305,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $351,750,001, issued 12/31/10, due 01/07/11.		0.19%		01/07/11	335,012,376	335,000,000
Tri-Party Repurchase Agreement Collateralized by Equity Securities with a value of $169,050,001, issued 11/04/10, due 02/17/11.	d	0.60%		02/17/11	161,281,750	161,000,000
Tri-Party Repurchase Agreement Collateralized by Equity Securities with a value of $68,250,004, issued 11/08/10, due 02/18/11.	d	0.60%		02/18/11	65,110,500	65,000,000
Tri-Party Repurchase Agreement Collateralized by Equity Securities with a value of $93,450,021, issued 11/09/10, due 02/22/11.	d	0.60%		02/22/11	89,155,750	89,000,000
Tri-Party Repurchase Agreement Collateralized by Equity Securities with a value of $99,750,019, issued 11/16/10, due 03/01/11.	d	0.57%		03/01/11	95,157,937	95,000,000
Tri-Party Repurchase Agreement Collateralized by Equity Securities with a value of $15,750,030, issued 12/06/10, due 03/21/11.	d	0.58%		03/21/11	15,025,375	15,000,000

JPMorgan Securities, Inc.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $206,000,001, issued 12/31/10, due 01/03/11.		0.30%		01/03/11	200,005,000	200,000,000

Merrill Lynch, Pierce, Fenner & Smith, Inc.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $659,200,001, issued 12/31/10, due 01/03/11.		0.22%		01/03/11	640,011,733	640,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $515,000,000, issued 12/17/10, due 01/18/11.		0.24%		01/07/11	500,070,000	500,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $309,000,000, issued 12/20/10, due 01/19/11.		0.24%		01/07/11	300,036,000	300,000,000

Total Repurchase Agreements
(Cost $4,582,671,864)						4,582,671,864

18 See financial notes

 Schwab Cash Reserves

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)

Other Investment 0.0% of net assets

Whistlejacket Capital, L.L.C.	c,d,e	n/a	n/a	n/a	3,957,868	3,957,867

Total Other Investments
(Cost $3,957,867)						3,957,867

End of Investments.

At 12/31/10, the tax basis cost of the fund’s investments was $32,521,966,466.

*	If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as interest rate reset, demand feature or put feature, the effective maturity date is disclosed. The second maturity date is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity column.
a	Credit-enhanced security.
b	Asset-backed security.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $5,877,656,127 or 18.1% of net assets.
d	Illiquid security. At the period end, the value of these amounted to $553,957,867 or 1.7% of net assets.
e	Whistlejacket notes are in receivership, and the fund elected to sell all of its Whistlejacket notes at auction (4/29/2009). The remaining investment represents an interest in a small residual fund that is being held to cover any remaining expenses and liabilities associated with receivership.
f	The U.S. Securities and Exchange Commission has stated that it is permissible for money market funds to treat Straight A Funding LLC securities as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).

See financial notes 19

 Schwab Cash Reserves

Statement of
Assets and Liabilities
As of December 31, 2010.

Assets

Investments, at cost and value		$27,939,294,602
Repurchase agreements, at cost and value	+	4,582,671,864

Total investments, at cost and value (Note 2a)		32,521,966,466
Cash		1
Receivables:
Interest		13,196,046
Prepaid expenses	+	355,385

Total assets		32,535,517,898

Liabilities

Payables:
Investments bought		114,984,050
Shareholder services fees		732,633
Accrued expenses	+	411,616

Total liabilities		116,128,299

Net Assets

Total assets		32,535,517,898
Total liabilities	−	116,128,299

Net assets		$32,419,389,599

Net Assets by Source
Capital received from investors		32,421,069,039
Net realized capital losses		(1,679,440)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$32,419,389,599		32,419,389,598		$1.00

20 See financial notes

 Schwab Cash Reserves

Statement of
Operations
For January 1, 2010 through December 31, 2010.

Investment Income

Interest		$111,877,703

Expenses

Investment adviser and administrator fees		94,236,893
Shareholder service fees		127,313,916
Custodian fees		1,078,875
Registration fees		871,076
Portfolio accounting fees		728,190
Shareholder reports		681,832
Trustees’ fees		127,751
Professional fees		113,909
Transfer agent fees		32,563
Interest expense		26
Other expenses	+	790,925

Total expenses		225,975,956
Expense reduction by adviser and Schwab	−	136,149,920
Custody credits	−	185

Net expenses	−	89,825,851

Net investment income		22,051,852

Realized Gains (Losses)

Net realized gains on investments		1,325,393
Payment from affiliate (See financial note 4)	+	24,987,098

Net realized gains		26,312,491

Increase in net assets resulting from operations		$48,364,343

See financial notes 21

 Schwab Cash Reserves

Statements of
Changes in Net Assets
For current and prior report periods.

Operations

1/1/10-12/31/10			1/1/09-12/31/09
Net investment income		$22,051,852	$48,948,891
Net realized gains (losses)	+	26,312,491	(27,991,931)

Increase in net assets from operations		48,364,343	20,956,960

Distributions to Shareholders

Distributions from net investment income		(22,051,852)	(49,018,864)

Transactions in Fund Shares*

Shares sold		87,759,673,074	91,762,583,144
Shares reinvested		21,747,070	48,557,085
Shares redeemed	+	(87,108,683,093)	(89,316,228,307)

Net transactions in fund shares		672,737,051	2,494,911,922

Net Assets

Beginning of period		31,720,340,057	29,253,490,039
Total increase	+	699,049,542	2,466,850,018

End of period		$32,419,389,599	$31,720,340,057

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

22 See financial notes

 Schwab Cash Reserves

Financial Notes

1. Business Structure of the Fund:

Schwab Cash Reserves is a series of The Charles Schwab Family of Funds (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust including the fund discussed in this report, which is highlighted:

The Charles Schwab Family of Funds (organized October 20, 1989)	Schwab Municipal Money Fund
Schwab Money Market Fund	Schwab AMT Tax-Free Money Fund
Schwab Government Money Fund	Schwab California Municipal Money Fund
Schwab U.S. Treasury Money Fund	Schwab California AMT Tax-Free Money Fund
Schwab Value Advantage Money Fund	Schwab New York AMT Tax-Free Money Fund
Schwab Advisor Cash Reserves	Schwab New Jersey AMT Tax-Free Money Fund
Schwab Cash Reserves	Schwab Pennsylvania Municipal Money Fund
Schwab Retirement Advantage Money Fund	Schwab Massachusetts AMT Tax-Free Money Fund
Schwab Investor Money Fund

Schwab Cash Reserves offers one share class. Shares are bought and sold at $1.00 per share. Each share has a par value of 1/1,000 of a cent, and the trustees may authorize the issuance of as many shares as necessary.

The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities laws.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Securities in the fund are valued at amortized cost (which approximates market value) as permitted in accordance with Rule 2a-7 of the 1940 Act. In the event that security valuations do not approximate market value, securities may be valued as determined in accordance with procedures adopted by the Board of Trustees.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The fund does not adjust the quoted price for such instruments, even in situations where the fund holds a large position and a sale could reasonably impact the quoted prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)— Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or nontransferability, which are generally based on available market information. Securities held by money funds operating under Rule 2a-7 of the 1940 Act are valued at amortized cost which approximates current market value and are considered to be valued using Level 2 inputs.

 23

 Schwab Cash Reserves

Financial Notes (continued)

2. Significant Accounting Policies (continued):

•	Level 3 — significant unobservable inputs (including the fund’s own assumption in determining the fair value of investments)— Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At December 31, 2010, all of the fund’s investment securities were classified as Level 2. The breakdown of the fund’s investments into major categories is disclosed on the portfolio holdings.

In January 2010, the Financial Accounting Standards Board issued new guidance requiring reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements of Level 3 securities on a gross basis. The new and revised disclosures are required to be implemented for annual and interim periods beginning after December 15, 2009, except for the disclosures surrounding purchases, sales, issuances and settlements of Level 3 fair value measurements on a gross basis, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

The fund has adopted the new guidance for the period ended December 31, 2010. There were no significant transfers between Level 1 and Level 2 for the period ended December 31, 2010. Management is currently evaluating the impact of the adoption of the other provisions of the new guidance on the fund’s financial statements.

(b) Accounting Policies for certain Portfolio Investments (if held):

Repurchase Agreements: In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. Repurchase agreements subject the fund to counterparty risk, meaning that a fund could lose money if the other party fails to perform under the terms of the agreements. The fund mitigates this risk by ensuring that the fund’s repurchase agreements are collateralized by cash, U.S. government securities, fixed income securities, equity or other types of securities. All collateral is held by the funds’ custodian (or, with tri-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement. Investments in repurchase agreements are also based on a review of the credit of the repurchase agreement counterparty.

Delayed-Delivery: The fund may buy securities on a delayed-delivery basis. In these transactions, a fund agrees to buy a security for a stated price, with settlement generally occurring within two weeks. If the security’s value falls before settlement occurs, a fund could end up paying more for the security than its market value at the time of settlement. The fund has set aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

(d) Investment Income:

Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price.

24

 Schwab Cash Reserves

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The fund declares distributions from net investment income, if any, every day it is open for business. These distributions, which are substantially equal to the fund’s net investment income for that day, are paid out to shareholders once a month. The fund declares distributions from net realized capital gains, if any, once a year.

(g) Custody Credits:

The fund has an arrangement with its custodian bank, State Street Bank and Trust Company, under which the fund receives a credit for its uninvested cash balance to offset its custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the fund’s operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The fund intends to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the fund distributes substantially all of its net investment income and realized net capital gains, if any, to its respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss to be remote.

3. Risk factors:

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of a shareholder’s investment at $1 per share, it is possible to lose money by investing in the fund.

Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also will be low. In addition, to the extent the fund makes any reimbursement payments to the investment adviser and/or its affiliates, the fund’s yield would be lower.

The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. The fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations. The negative perceptions of an issuer’s ability to make such payments could also cause the price of that investment to decline. The credit quality of a fund’s portfolio holdings can change rapidly in certain market environments and any default on the part of a single portfolio investment could cause the fund’s share price or yield to fall. The additional risks of foreign investments are due to reasons ranging from a lack of issuer information to the risk of political uncertainties. Many of the U.S. government securities that the funds invest in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not

 25

 Schwab Cash Reserves

Financial Notes (continued)

3. Risk factors (continued):

obligated to do so under law. Also, any government guarantees on securities the fund owns do not extend to the shares of the fund itself.

Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect the fund’s yield, and in unusual circumstances potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund’s yield at times could lag those of other money market funds.

Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in the fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the funds, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

The fund is not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and

Administration Agreement (“Advisory Agreement”) between it and the trust.

For its advisory and administrative services to the fund, CSIM is entitled to receive an annual fee payable monthly based on the fund’s average daily net assets described as follows:

Average Daily Net Assets

First $1 billion	0.35%
More than $1 billion but not exceeding $10 billion	0.32%
More than $10 billion but not exceeding $20 billion	0.30%
More than $20 billion but not exceeding $40 billion	0.27%
Over $40 billion	0.25%

The Board of Trustees has adopted a Shareholder Servicing and Sweep Administration Plan (the “Plan”) on behalf of the fund. The Plan enables the fund to bear expenses relating to the provision by Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the fund. The Plan also enables the fund to pay Schwab for certain sweep administration services, such as processing of automatic purchases and redemptions it provides to fund shareholders.

Pursuant to the Plan, the fund’s shares are subject to an annual shareholder servicing fee of up to 0.25%. The shareholder servicing fee paid to Schwab is made pursuant to its written agreement with the fund and the fund will pay no more than 0.25% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through Schwab. Pursuant to the Plan, the fund’s shares are subject to an annual sweep administration fee of up to 0.15%. The sweep administration fee paid to Schwab is based on the average daily net asset value of the fund shares owned by shareholders holding shares through Schwab. Payments under the Plan are made as described above regardless of Schwab’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payment received, the unexpended portion of the fees may be retained as profit by Schwab.

26

 Schwab Cash Reserves

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Contractual Expense Limitation

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements (“expense limitation”) with the fund to limit the total annual fund operating expenses, excluding interest, taxes, and certain non-routine expenses to 0.66% for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the fund’s Board of Trustees.

In addition, effective January 1, 2010 through December 31, 2010, CSIM and Schwab agreed to waive an additional amount of the fund’s expenses equal to 0.035% of the fund’s average daily net assets.

Voluntary Expense Waiver/Reimbursement

In addition to the contractual expense limitation agreement noted above, Schwab and the investment adviser also may waive and/or reimburse expenses to the extent necessary to maintain a positive net yield for the fund. Schwab and the investment adviser may recapture from the fund any of these expenses or fees they have waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. These reimbursement payments by the fund to Schwab and/or the investment adviser are considered “non-routine expenses” and are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could negatively affect the fund’s future yield. As of December 31, 2010, the balance of recoupable expenses is as follows:

Expiration Date	Schwab Cash Reserves

December 31, 2012	$55,069,426
December 31, 2013	109,025,081

Total	$164,094,507

The fund may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers. For the period ended December 31, 2010, the fund had no direct security transactions with other Schwab Funds.

Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. The fund had no interfund borrowing or lending activity during the period.

On September 14, 2010, the Charles Schwab Corporation made a payment of $24,987,098 to Schwab Cash Reserves to cover the net remaining losses recognized as a result of its investment in a single structured investment vehicle that defaulted in 2008. This payment represented 0.1% of the fund’s net assets on that date and is presented as a “Payment from affiliate” on the Statement of Operations.

5. Transfer Agent Services:

Boston Financial data Services, Inc. (“BFDS”) provides transfer agent services for the fund.

6. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or Schwab. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in the fund’s Statement of Operations.

7. Borrowing from Banks:

The fund may borrow money from banks and custodians. The fund has custodian overdraft facilities, a committed line of credit of $150,000,000 with State Street Bank and Trust Company, an uncommitted line of credit of $100,000,000 with Bank of

 27

 Schwab Cash Reserves

Financial Notes (continued)

7. Borrowing from Banks (continued):

America, N.A. and an uncommitted line of credit of $50,000,000 with Brown Brothers Harriman. The fund pays interest on the amounts it borrows at rates that are negotiated periodically. The fund also pays an annual fee to State Street Bank and Trust Company for the committed line of credit.

There were no borrowings from the lines of credit during the period. However, the fund may have utilized its overdraft facility and incurred interest expense, which is disclosed on the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds rate.

8. Federal Income Taxes:

As of December 31, 2010, the fund had no distributable earnings on a tax basis.

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of December 31, 2010, the fund had capital loss carryforwards of $1,679,440 available to offset net capital gains before the expiration date of December 31, 2017.

For tax purposes, realized net capital losses, incurred after October 31, may be deferred and treated as occurring on the first day of the following year. For the period ended December 31, 2010, the fund had capital losses utilized of $26,312,491 and no capital losses deferred.

The tax-basis components of distributions during the current and prior period were:

	Current Period Distributions	Prior Period Distributions

Ordinary income	$22,051,852	$49,018,864

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes; there were no such differences in the current year. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

The permanent book and tax basis differences may result in reclassifications between capital account and other accounts as required. The adjustments have no impact on net assets or the results of operations. As of December 31, 2010, no such reclassifications were required.

As of December 31, 2010, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2010, the fund did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by The President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

28

 Schwab Cash Reserves

Financial Notes (continued)

8. Federal Income Taxes (continued):

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

9. Subsequent Events:

Management has determined there are no subsequent events and transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

 29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Cash Reserves

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Cash Reserves (one of the portfolios constituting The Charles Schwab Family of Funds, hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
February 16, 2011

30

Trustees and Officers

The tables below give information about the trustees and officers for The Charles Schwab Family of Funds which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 86 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman of JDN Corporate Advisory LLC.	73	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009) Director, Excelsior Funds (2006 – 2007)

John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	73	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	73	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Harris-Stratex Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
Director, Genitope Corporation (2000 – 2009)
			Director, Excelsior Funds (2006 – 2007)

David L. Mahoney 1954 Trustee (Trustee of Schwab The Charles Schwab Family of Funds since 2011.)	Private Investor.	73	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

 31

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Kiran M. Patel 1948 Trustee (Trustee of Schwab The Charles Schwab Family of Funds since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	73	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	73	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	73	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of The Charles Schwab Family of Funds since 1989.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	73	None

32

 Interested Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Walter W. Bettinger II2 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	86	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of The Charles Schwab Family of Funds since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer, (Sept. 2010 – present), Charles Schwab Investment Management, Inc.; President and Chief Executive Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Dec. 2010 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of The Charles Schwab Family of Funds since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds (June 2006 – June 2007).

Koji E. Felton 1961 Secretary and Chief Legal Officer (Officer of The Charles Schwab Family of Funds since 1998.)	Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc. (July 2000 – present); Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. (June 1998 – present); Vice President and Assistant Clerk, Laudus Funds (Jan. 2010 – present); Chief Legal Officer and Secretary, Schwab Funds (Nov. 1998 – present) and Schwab ETFs (Oct. 2009 – present); Chief Legal Officer and Secretary, Excelsior Funds (June 2006 – June 2007).

 33

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Catherine MacGregor 1964 Vice President (Officer of The Charles Schwab Family of Funds since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk, Laudus Funds (March 2007 – present); Vice President and Assistant Clerk, Schwab Funds (Dec. 2005 – present) and Schwab ETFs (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of The Charles Schwab Family of Funds since 2006.)	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc. (2004 – present); Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Funds; Vice President, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

34

Glossary

agency discount notes Notes issued by federal agencies—known as Government Sponsored Enterprises, or GSEs—at a discount to their value at maturity. An agency discount note is a short-term investment alternative offering a high degree of credit quality.

asset-backed commercial paper A short-term investment that is typically issued by a bank or other financial institution. The notes represent an interest in financial assets such as trade receivables, credit card receivables, auto receivables, etc. and are generally used for the short-term financing needs of companies.

Barclays Capital General Municipal Bond Index An index that covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds.

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

commercial paper Promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.

corporate note An unsecured debt security issued by a corporation that is subject to the credit risk of the issuer.

credit-enhanced securities Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.

credit quality The capacity of an issuer to make its interest and principal payments. Federal regulations strictly regulate the credit quality of the securities a money market fund can buy.

credit ratings Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor’s, Fitch, Inc. and Moody’s Investor Service, to rate their creditworthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor’s and Fitch, and Aaa, Aa, A and Baa for Moody’s.

credit risk The risk that a debt issuer may be unable to pay interest or repay principal to its debt holders.

dollar-weighted average maturity (DWAM) See weighted average maturity.

effective yield A measurement of a fund’s yield that assumes that all interest income is reinvested in additional shares of the fund.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets for the year.

face value The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.

illiquid securities Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.

interest Payments to holders of debt securities as compensation for loaning a security’s principal to the issuer.

liquidity-enhanced security The security’s structure includes a liquidity arrangement that requires an entity other than the issuer (such as a large financial institution) to provide funds to pay a tender under most circumstances. Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities for repayment within a specified time period (usually one day or one week) at any time prior to their final maturity.

maturity The date a debt security is scheduled to be “retired” and its principal amount repaid. The Maturity of an investment will generally reflect the security’s final maturity date unless the security’s structure includes a maturity-shortening provision such as an interest rate reset, demand feature or put feature (the “Effective Maturity Date”). For those securities with a maturity-shortening provision, including variable-rate demand securities, the Maturity is determined by using the Effective Maturity Date, as permitted by Rule 2a-7.

MSCI EAFE (Europe, Australasia, Far East) Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

MSCI EAFE Growth Index An index that is a subset of the MSCI EAFE Index that generally represents 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the growth style.

MSCI EAFE Value Index An index that is a subset of the MSCI EAFE Index that generally represents 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the value style.

MSCI Emerging Markets Index A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

municipal securities Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

net asset value per share (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding. Money funds seek to maintain a steady NAV of $1.00.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

 35

restricted securities Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.

Russell 1000 Growth Index An index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2000 Growth Index An index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index An index that measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Growth Index An index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Value Index An index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

section 3c7 securities Section 3c7 of the Investment Company Act of 1940 (the “1940 Act”) exempts certain issuers from many regulatory requirements applicable to investment companies under the 1940 Act. An issuer whose outstanding securities are exclusively owned by “qualified purchasers” and who is not making or proposing to make a public offering of the securities may qualify for this exemption.

section 4(2)/144A securities Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

taxable-equivalent yield The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% ÷ [1 − 0.25%] = 6.0%).

Tier 1, Tier 2 Tier 1 is the highest category of credit quality, Tier 2 the second highest. A security’s tier can be established either by an independent rating organization or by a determination of the investment adviser. Money market fund shares and U.S. government securities are automatically considered Tier 1 securities. The Schwab Money Funds only purchase securities which are considered to be Tier 1; however, they may hold Tier 2 securities as a result of a downgrade of a portfolio security.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average life (WAM) For money market mutual funds as per rule 2a-7, the maturity date or Effective Maturity Date (see definition of maturity) of all the debt securities in its portfolio or the date the interest rate on those securities is reset or those securities that can be redeemed through demand, calculated as a weighted average. As a rule, the longer the fund’s weighted average maturity, the greater its interest rate risk. Effective June 30, 2010, money funds are required to maintain a weighted average maturity of no more than 60 days.

weighted average maturity (WAL) For money market mutual funds as per rule 2a-7, the weighted average life calculation takes into account either the final maturity date for each security held in the portfolio or, when relevant, the date of the next demand feature (when the fund is scheduled to receive payment of principal and interest after a demand). Effective June 30, 2010, money funds are required to maintain a weighted average life of no more than 120 days. Weighted average life for all Schwab money market funds is available in each fund’s monthly schedule of portfolio holdings at www.schwabfunds.com/prospectus and also available in each fund’s Form N-MFP on the SEC’s website at www.sec.gov 60 days after the end of the month to which the information pertains.

yield The income paid out by an investment, expressed as a percentage of the investments market value.

36

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call one of the numbers below.

Schwab Funds® direct investors:  1-800-407-0256

© 2010 Schwab Funds. All rights reserved.

Notes

Notes

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab YieldPlus Fund®
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab Inflation Protected Fundtm
Schwab Tax-Free YieldPlus Fundtm
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free YieldPlus Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2011 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR31381-06

Annual report dated December 31, 2010 enclosed.

Schwab Taxable Money Funds

Schwab Government
Money Fundtm

Schwab U.S. Treasury
Money Fundtm

Schwab Value Advantage
Money Fund®

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Schwab Taxable Money Funds

Annual Report
December 31, 2010

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Schwab U.S. Treasury
Money Fundtm

Schwab Value Advantage
Money Fund®

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In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Money market investors experienced historically low yields during the year as the Federal Reserve (the Fed) targeted its federal funds rate between zero and 0.25%.

Dear Shareholder,

It is a pleasure to have this opportunity to write to you for the first time as President and Chief Executive Officer of Charles Schwab Investment Management, Inc., the investment adviser to the Schwab Funds. In the accompanying pages, please find the annual report for the Schwab Taxable Money Funds for the 12-month period that ended December 31, 2010.

During most of 2010, investors and markets weathered a tepid U.S. economy, regulatory changes to the money market fund industry, and Federal Reserve (the Fed) actions that were aimed at keeping short term interest rates low. Despite stubbornly high unemployment and few signs of a turnaround in the housing market in the United States, nearly all investment markets rewarded investors with positive returns. Boosted by high corporate profits in many sectors, U.S. equity markets generated positive returns for the reporting period, as measured by the S&P 500’s 15.1% return. A broad benchmark for fixed income, the Barclays Capital U.S. Aggregate Bond Index, returned 6.5%. International stocks, as measured by the MSCI EAFE Index, returned 8.2%. Equities in emerging countries rewarded investors with a 19.2% return, according to the MSCI Emerging Markets Index, as their economies rebounded and their currencies rose in many cases.

Money market investors experienced historically low yields during the year as the Federal Reserve targeted its federal funds rate between zero and 0.25%. The Fed continued its quantitative easing programs, buying Treasuries to keep borrowing rates low and stimulate economic growth. In mid-year, fears of a debt crisis in Greece and other European nations temporarily pressed short-term interest rates upward, but they settled lower again some months later. Toward the year’s end, intermediate and longer-term interest rates began to rise in anticipation of a stronger economy, the extension of the Bush tax cuts for 2011, and a rebound in consumer spending.

In February 2010, the Securities and Exchange Commission (SEC) adopted new amendments to Rule 2a-7 of the Investment Company Act of 1940, the rule that regulates money funds. The changes included new requirements for money funds to maintain minimum levels of liquidity and lowered the maximum permissible weighted average maturity of a money fund portfolio. The SEC also mandated increased disclosure to investors to help them make more informed decisions about the money funds they invest in. The new rules helped drive demand up and yields down for short-term instruments.

Recognizing the important role that money market funds play in investors’ portfolios, the funds’ investment adviser and its affiliates continued to waive certain fees or expenses during the year to maintain positive net yields for certain Schwab money funds.

Thank you for investing with the Schwab money market funds. We encourage you to review your investment portfolio regularly to make sure it meets your current financial plan. For answers to questions you may have or to consult our website for more information, please visit www.schwabfunds.com. We are also happy to hear from you at 1-800-435-4000.

Sincerely,

2 Schwab Taxable Money Funds

The Investment Environment

Economic Overview

The decision by the Federal Open Market Committee (the FOMC) in November 2010 to initiate a new program of security purchases, often referred to as quantitative easing, reminded investors that the U.S. economy was still in need of systemic reinforcement.

This latest announcement from the FOMC that it would purchase an additional $600 billion in longer-term U.S. Treasury securities followed earlier policy decisions that included: lowering the federal funds rate to near zero in December 2008 and keeping it there for an extended period of time; authorizing the large-scale purchase of longer-term securities in 2009 and early 2010; and modifying the Federal Reserve’s (the Fed) reinvestment policy in the summer of 2010 on mortgage-related securities, as they matured or were redeemed, in an effort to manage the Fed’s balance sheet.

Contributing to the FOMC’s decision to purchase an additional $600 billion in U.S. Treasuries was a U.S. unemployment rate that had remained above 9% since the fall of 2009 and an inflation rate that was still below optimal levels for what the Fed believed to be a sustainable recovery. Moreover, reports that many of the unemployed in the United States have been seeking employment for more than six months highlighted the fact that job creation had not kept pace with the rising number of people looking for jobs. Adding to the complexity of this economic picture was the decline in housing prices, accompanied by a rise in foreclosures.

Positive economic news was also part of the landscape. Corporations reported high profits for the period under review and increased their investment in equipment and software. Household spending was also up for the reporting period. Gross Domestic Product (GDP) growth—the output of goods and services produced by labor and property in the United States—was positive. The first, second, and third quarter GDP growth rates reached 3.7%, 1.7%, and 2.6%, respectively.

At the international level, news from Europe in the spring of 2010 described the challenges faced by several euro-zone countries as they tried to meet the demands of their sovereign debt. Central banks in Europe responded with financial supports of various types that typically came with the mandate that the countries receiving help also make deep budget cuts. Many of the cuts targeted the rising costs linked to maintaining long-standing benefits such as retirement pensions and subsidized education and health care, which had become unaffordable in an environment of declining revenue.

Money Markets

The Fed’s decision to keep the federal funds rate in the 0% to 0.25% range resulted in a low interest rate environment throughout the reporting period. Low interest rates combined with limited supply of short-term, high-quality taxable and tax-exempt securities suppressed short-term yields. The limited supply was driven, in part, by the new SEC regulations that required money market funds to maintain a weighted average maturity (WAM) of 60 days or less and that required them to meet new minimum liquidity standards. The need to meet these new regulations created higher demand for shorter-term securities, especially short-term U.S. Treasuries, which put downward pressure on yields.

Fixed Income

In the tax-free fixed income markets, many state and local governments saw 4−5% increases in tax revenues during the third quarter of 2010, which continued through year-end. However, tax revenues still remained well below the highs that occurred in 2008. Many fiscal 2011 budgets, passed in the summer of 2010, relied on the final year of federal stimulus funds for Medicaid and education, deep spending cuts, and the use of reserves to achieve balanced budgets. The slow recovery of municipal revenues, continued high unemployment in many states, news regarding high state and local government pension costs, and the spectre of future budgets without federal stimulus funds, all raised investor concerns in the last few months of the reporting period.

Also adding to the challenges in the bond markets was investor response to market volatility. The Euro-debt concerns that crystallized in May 2010 helped to push investors toward U.S. Treasuries. This put further downward pressure on U.S. Treasury rates, as demand outpaced supply. However, as the global stock market gained momentum toward the end of summer and continued to rise through the end of 2010, intermediate and longer-term U.S. Treasury rates rose to nearly match where they had been at the beginning of the reporting period. However, the shorter-term rates remained well below 1.00%.

In other categories, corporate bonds, including investment-grade and high-yield, offered investors returns that outpaced U.S. Treasuries, as did commercial mortgage-backed and agency mortgage-backed securities.

Schwab Taxable Money Funds 3

The Investment Environment continued

As for broad bond market performance, the Barclays Capital U.S. Aggregate Bond Index returned 6.54%, the Barclays Capital U.S. TIPS Index returned 6.31%, the Barclays U.S. Treasury Index returned 5.87%, and the Barclays Capital General Muni Bond Index returned 2.38% for the 12 months under review.

Equities

The U.S. and international stock markets weathered a few ups and downs during the reporting period. In addition to the European debt crisis, the Deepwater Horizon oil spill on April 20, 2010, in the Gulf of Mexico, caused a short-lived decline in energy stocks. This was followed by a sudden, but temporary, 999-point drop in the Dow Jones Industrial Average within a 30-minute timeframe, on May 6, 2010. The equity market event was subsequently named the “flash crash.” As a result of the flash crash, more than 16,000 trades were cancelled by the major U.S. stock exchanges. Despite these events, both U.S. and international equity markets rebounded. In fact, the U.S. and international stock markets rewarded investors with positive returns for the 12 months under review, despite these disturbances and the slow-paced economic recovery.

For the reporting period, the S&P 500 Index returned 15.06%. In general, growth stocks outperformed value in small-, mid-, and large-cap categories, though not necessarily by wide margins. Small-cap growth stocks had the widest spread, with the Russell 2000 Growth Index returning 29.09% and the Russell 2000 Value Index returning 24.50%. By comparison, the Russell Midcap Growth Index returned 26.38%, compared to the Russell Midcap Value Index returning 24.75%, while the Russell 1000 Growth Index returned 16.71%, against the Russell 1000 Value Index return of 15.51%.

On the international side, the MSCI EAFE Index (Gross) returned 8.21%, while the MSCI EAFE Growth Index returned 12.60%, followed by the MSCI EAFE Value Index, which returned 3.81%. Here again, growth outpaced value, but the best performing index on the international level was the MSCI Emerging Markets Index, which returned 19.20%.

Sectors

All sectors in the U.S. equity markets had positive absolute returns. Consumer Discretionary and Industrials were the best performing sectors, followed by Materials, Energy, and Telecommunications, which also had solid returns. Sectors with low, but still positive returns included Health Care, Utilities, and Information Technology.

Top performing sectors at the international level were Industrials, Consumer Discretionary, and Materials. Utilities and Financials posted negative returns and were the poorest performers on an international level.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

4 Schwab Taxable Money Funds

Fund Management

Linda Klingman, a managing director and portfolio manager of the investment adviser, has overall responsibility for the management of the funds. She joined the firm in 1990 and has managed money market funds since 1988.

Karen Wiggan, a managing director and portfolio manager of the investment adviser, has been responsible for day-to-day management of the funds since 1999. She joined the firm in 1987 and has worked in fixed-income portfolio management since 1991.

Mike Neitzke, a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the management of the funds. He joined the firm in March 2001 and has worked in the financial industry as a portfolio manager since 1986.

Michael Lin, a portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the funds. He joined the firm in 2000 and was named to his current position in 2004.

Schwab Taxable Money Funds 5

Schwab Government Money Fund™

Schwab Government Money Fund (the fund) seeks the highest current income consistent with stability of capital and liquidity.

During the 12-month reporting period that ended December 31, 2010, the fund provided safety and liquidity to shareholders in the face of an investment environment characterized by low yields on short term, high quality investments. The fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses to maintain a positive net yield for the fund.* Please read more about the yield and other important characteristics of the fund in the charts and footnotes following this discussion.

The fund’s low yield was a product of both a low interest rate environment and recent regulatory changes relating to money market funds. During 2010 the Federal Reserve continued to target its federal funds rate at a historically low range of 0-0.25%, which maintained low yields on securities in which the fund invests and, in turn, kept the yield of the fund low. In addition, in February 2010, the Securities and Exchange Commission (SEC) adopted amendments to Rule 2a-7 of the Investment Company Act of 1940 to bolster the ability of money funds to withstand economic stresses. The new regulations established minimum daily and weekly liquidity levels and shortened the maximum weighted average maturity (WAM) for money market funds from 90 days to 60 days. These changes increased demand for short-term securities across all money funds, helping to depress money market yields. The SEC’s new liquidity requirements also heated up demand for short-term agency discount notes, especially those with maturities of 60 days or less, bringing in many new money market fund participants who needed to fulfill their liquidity requirements under the new regulations.

Coincident with the SEC’s changes, Fannie Mae, Freddie Mac, and the Federal Home Loan Banks reduced their issuance of new discount notes, which also reduced supply. At the same time, the uncertainties in Europe added to the demand for high quality securities, further helping to drive yields down.

Throughout most of the period, the fund held allocations both to longer and shorter dated securities. At the end of the reporting period, the fund’s WAM was 45 days.

At various times during the year, the investment adviser extended the fund’s WAM and weighted average life (WAL) by investing in one and three month London Interbank Offered Rate (LIBOR) variable rate agency securities and daily variable rate federal funds securities, both of which offered value versus agency discount notes. The fund also invested in Straight A Funding, an asset-backed commercial paper program which the SEC has stated is permissible for money market funds to treat as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).

As of 12/31/10:
 Portfolio Composition by Maturity1

% of Investments

1-15 Days	44.6%
16-30 Days	13.2%
31-60 Days	18.5%
61-90 Days	3.1%
91-120 Days	13.7%
More than 120 Days	6.9%

 Statistics

Weighted Average Maturity[2]	45 Days
Credit Quality of Holdings[3] % of portfolio	100% Tier 1

 Portfolio Composition by Security Type4

% of Investments

U.S. Treasury	6.4%
Government Agency & Other Government Securities[5]	67.0%
Repurchase Agreement	26.6%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, please see Note 4 of the Financial Notes section.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Portfolio Composition is calculated using the Par Value of Investments.
[5]	Includes debt issued by Straight A Funding LLC, which the U.S. Securities and Exchange Commission (SEC) has stated is permissible for money market funds to treat as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).

6 Schwab Government Money Fundtm

Performance and Fund Facts as of 12/31/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-Day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

Schwab Government
Money Fund
Sweep Shares

Ticker Symbol	SWGXX
Minimum Initial Investment[1]	*

Seven-Day Yield[2]	0.01%

Seven-Day Yield—Without Contractual Expense Limitation[3]	-0.03%

Seven-Day Effective Yield[2]	0.01%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Subject to eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit the fund’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. Please see Note 4 in the Financial Notes section for additional details.
[3]	Yield does not reflect the effect of the contractual expense limitation but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.49% to the seven-day yield.

Schwab Government Money Fundtm 7

Schwab U.S. Treasury Money Fund™

Schwab U.S. Treasury Money Fund (the fund) seeks the highest current income consistent with stability of capital and liquidity.

During the 12-month reporting period that ended December 31, 2010, the fund provided safety and liquidity to shareholders in the face of an investment environment characterized by low yields on short term, high quality investments. On August 4, 2010, the fund was reopened to new investors. Throughout the period, the fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses to maintain a positive net yield for the fund.* Please read more about the yield and other important characteristics of the fund in the charts and footnotes following this discussion.

The fund’s low yield was a product of both a low interest rate environment and recent regulatory changes relating to money market funds. During 2010 the Federal Reserve continued to target its federal funds rate at a historically low range of 0-0.25%, which maintained low yields on securities in which the fund invests and, in turn, kept the yield of the fund low. In addition, in February 2010, the Securities and Exchange Commission (SEC) adopted amendments to Rule 2a-7 of the Investment Company Act of 1940 to bolster the ability of money funds to withstand economic stresses. The new regulations established minimum daily and weekly liquidity levels and shortened the maximum weighted average maturity (WAM) for money market funds from 90 days to 60 days. These changes increased demand for short-term securities across all money funds, helping to depress money market yields.

The SEC’s new liquidity requirements heated up demand for short-term Treasury bills, bringing in many new money market fund participants who needed to fulfill their liquidity requirements under the new regulations. At the same time, uncertainties in Europe also added to the demand for Treasury securities. In combination these forces served to maintain a low yield environment and compressed the differences in yields between three-month and six-month Treasury bills.

The fund’s investment adviser lowered the fund’s WAM early in the year by increasing its position in 30-day Treasury bills in anticipation of the new SEC regulations. The new limits on WAM reduced the fund’s ability to invest in longer dated Treasury bills and notes, which had historically provided slightly higher yields to the fund. As opportunities arose, the investment adviser purchased select government agency securities, which supported the gross yield of the fund. At the end of the reporting period, the fund’s WAM was 48 days.

As of 12/31/10:
 Portfolio Composition by Maturity1

% of Investments

1-15 Days	15.0%
16-30 Days	13.9%
31-60 Days	40.0%
61-90 Days	29.4%
91-120 Days	0.0%
More than 120 Days	1.7%

 Statistics

Weighted Average Maturity[3]	48 Days
Credit Quality of Holdings[4] % of portfolio	100% Tier 1

 Portfolio Composition by Security Type2,5

% of Investments

U.S. Treasury	84.9%
Government Agency	15.1%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, please see Note 4 of the Financial Notes section.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	The Fund may elect to invest up to 20 percent of its net assets in (i) obligations that are issued by the U.S. government, its agencies or instrumentalities, including obligations that are not guaranteed by the U.S. Treasury and (ii) obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities. Please refer to the fund prospectus for further details on investment objectives, risks, charges, tax implications and expenses.
[3]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[4]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[5]	Portfolio Composition is calculated using the Par Value of Investments.

8 Schwab U.S. Treasury Money Fundtm

Performance and Fund Facts as of 12/31/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-Day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

Schwab US Treasury
Money Fund
Sweep Shares

Ticker Symbol	SWUXX
Minimum Initial Investment[1]	*

Seven-Day Yield[2]	0.01%

Seven-Day Yield—Without Contractual Expense Limitation[3]	-0.15%

Seven-Day Effective Yield[2]	0.01%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Subject to eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit the fund’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. Please see Note 4 in the Financial Notes section for additional details.
[3]	Yield does not reflect the effect of the contractual expense limitation but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.41% to the seven-day yield.

Schwab U.S. Treasury Money Fundtm 9

Schwab Value Advantage Money Fund®

Schwab Value Advantage Money Fund (the fund) seeks the highest current income consistent with stability of capital and liquidity.

During the 12-month reporting period that ended December 31, 2010, the fund provided safety and liquidity to shareholders in the face of an investment environment characterized by low yields on short term, high quality investments. The fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses to maintain a positive net yield for certain share classes of the fund.* From time to time, with respect to the fund’s Select shares, the adviser also recaptured previously waived fees, which reduced the yield for that share class at such times. Please read more about the yield and other important characteristics of the fund in the charts and footnotes following this discussion.

The fund’s low yield was a product of both a low interest rate environment and recent regulatory changes relating to money market funds. During 2010 the Federal Reserve continued to target its federal funds rate at a historically low range of 0-0.25%, which maintained low yields on securities in which the fund invests and, in turn, kept the yield of the fund low. In addition, in February 2010, the Securities and Exchange Commission (SEC) adopted amendments to Rule 2a-7 of the Investment Company Act of 1940 to bolster the ability of money funds to withstand economic stresses. The new regulations established minimum daily and weekly liquidity levels and shortened the maximum weighted average maturity (WAM) for money market funds from 90 days to 60 days. These changes increased demand for short-term securities across all money funds, helping to depress money market yields.

The investment adviser shortened the portfolio’s WAM during the first half of the year in anticipation of the new SEC regulations. Having a shortened WAM during the first half of the year prior to the European credit crisis placed the fund in a position to purchase longer dated securities in the credit sector at attractive yields as the crisis started to wane. At the end of the reporting period, the fund’s WAM was 41 days. The fund also invested in repurchase agreements collateralized by equity securities based on the credit quality of the repurchase agreement counterparty.

As of 12/31/10:

 Portfolio Composition by Maturity1

% of Investments

1-15 Days	38.1%
16-30 Days	17.7%
31-60 Days	19.8%
61-90 Days	9.6%
91-120 Days	4.6%
More than 120 Days	10.2%

 Statistics

Weighted Average Maturity[2]	41 Days
Credit Quality of Holdings[3] % of portfolio	99.96% Tier 1

 Portfolio Composition by Security Type4

% of Investments

U.S. Treasury	0.6%
Government Agency & Other Government Securities[5]	10.3%
Repurchase Agreement	16.0%
Commercial Paper (CP)
Asset Backed CP	12.6%
Bank/Financial CP	12.2%
Certificate of Deposit	33.6%
Bank Note	5.2%
Corporate Note	3.5%
Time Deposit	6.0%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, please see Note 4 of the Financial Notes section. With respect to the fund’s Select shares, the fund’s adviser recaptured a portion of previously waived fees, which reduced the yield for that share class.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Portfolio Composition is calculated using the Par Value of Investments.
[5]	Includes debt issued by Straight A Funding LLC, which the U.S. Securities and Exchange Commission (SEC) has stated is permissible for money market funds to treat as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).

10 Schwab Value Advantage Money Fund®

Performance and Fund Facts as of 12/31/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-Day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

	Schwab Value Advantage Money Fund
				Institutional
	Investor	Select	Institutional	Prime
	Shares	Shares®	Shares	Shares®

Ticker Symbol	SWVXX	SWBXX	SWAXX	SNAXX
Minimum Initial Investment[1]	$25,000[2]	$1,000,000	$3,000,000	$10,000,000

Seven-Day Yield[3]	0.01%	0.02%	0.10%	0.13%

Seven-Day Yield—Without Contractual Expense Limitation[4]	-0.14%	-0.12%	-0.01%	0.01%

Seven-Day Effective Yield[3]	0.01%	0.02%	0.10%	0.13%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Minimum initial investment for IRA and custodial accounts is $15,000.
[3]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit each share class’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for certain share classes of the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver (if any), the fund’s yield would have been lower. Please see Note 4 in the Financial Notes section for additional details.
[4]	Yield does not reflect the effect of the contractual expense limitation but does reflect the effect of the voluntary expense waiver (if any). The voluntary expense waiver added 0.09% to the seven-day yield of the Investor Shares.

Schwab Value Advantage Money Fund® 11

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning July 1, 2010 and held through December 31, 2010.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 7/1/10	at 12/31/10	7/1/10–12/31/10

Schwab Government Money Fundtm
Actual Return	0.24%	$1,000	$1,000.10	$1.21
Hypothetical 5% Return	0.24%	$1,000	$1,024.00	$1.22

Schwab U.S. Treasury Money Fundtm
Actual Return	0.17%	$1,000	$1,000.10	$0.86
Hypothetical 5% Return	0.17%	$1,000	$1,024.35	$0.87

Schwab Value Advantage Money Fund®
Investor Shares
Actual Return	0.36%	$1,000	$1,000.10	$1.81
Hypothetical 5% Return	0.36%	$1,000	$1,023.39	$1.84
Select Shares®
Actual Return	0.32%	$1,000	$1,000.20	$1.61
Hypothetical 5% Return	0.32%	$1,000	$1,023.59	$1.63
Institutional Shares
Actual Return	0.24%	$1,000	$1,000.70	$1.21
Hypothetical 5% Return	0.24%	$1,000	$1,024.00	$1.22
Institutional Prime Shares®
Actual Return	0.21%	$1,000	$1,000.80	$1.06
Hypothetical 5% Return	0.21%	$1,000	$1,024.15	$1.07

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights, which covers a 12-month period.
[2]	Expenses for each fund or share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 365 days of the fiscal year.

12 Schwab Taxable Money Funds

Schwab Government Money Fund™

Financial Statements

Financial Highlights

	1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–
	12/31/10		12/31/09		12/31/08	12/31/07	12/31/06

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.02	0.04	0.04
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.02	0.04	0.04
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.02)	(0.04)	(0.04)

Net asset value at end of period	1.00		1.00		1.00	1.00	1.00

Total return (%)	0.01		0.09		1.98	4.55	4.37

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.23	[2]	0.50	[2,3]	0.73 [4]	0.74	0.75
Gross operating expenses	0.73		0.74		0.75	0.75	0.84
Net investment income (loss)	0.01		0.09		1.86	4.41	4.31
Net assets, end of period ($ x 1,000,000)	14,514		14,555		15,473	7,544	3,513

1 Per-share amount was less than $0.01.
2 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)
3 The ratio of net operating expenses would have been 0.49% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) have not been incurred.
4 The ratio of net operating expenses would have been 0.72% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) have not been incurred.

See financial notes 13

 Schwab Government Money Fund

Portfolio Holdings as of December 31, 2010

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting Schwab’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

			Cost	Value
Holdings by Category			($)	($)

13.6%		U.S. Government Securities	1,981,581,513	1,981,581,513
64.5%		U.S. Government Agency Securities	9,356,321,744	9,356,321,744
28.3%		Repurchase Agreements	4,101,016,029	4,101,016,029

106.4%		Total Investments	15,438,919,286	15,438,919,286
(6	.4)%	Other Assets and Liabilities, Net		(925,149,887)

100.0%		Net Assets		14,513,769,399

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)

U.S. Government Securities 13.6% of net assets

Treasury Notes 1.6%
U.S. Treasury Notes		5.00%		02/15/11	235,000,000	236,388,458

U.S. Treasury Bills 5.2%
U.S. Treasury Bills		0.02%		01/06/11	250,000,000	249,999,305
		0.12%		02/17/11	500,000,000	499,921,667

						749,920,972

Other Government Related 6.8%
Straight A Funding, L.L.C.	a,b,c,e	0.26%		01/03/11	45,000,000	44,999,350
	a,b,c,e	0.24%		01/10/11	51,300,000	51,296,922
	a,b,c,e	0.25%		01/12/11	30,000,000	29,997,708
	a,b,c,e	0.24%		01/13/11	30,000,000	29,997,600
	a,b,c,e	0.24%		01/19/11	50,000,000	49,994,000
	a,b,c,e	0.26%		01/25/11	75,000,000	74,987,000
	a,b,c,e	0.26%		01/26/11	104,094,000	104,075,205
	a,b,c,e	0.25%		02/07/11	100,000,000	99,974,306
	a,b,c,e	0.25%		02/09/11	222,000,000	221,939,875
	a,b,c,e	0.25%		02/14/11	35,720,000	35,709,086
	a,b,c,e	0.25%		03/02/11	75,000,000	74,968,750
	a,b,c,e	0.25%		03/04/11	97,412,000	97,370,059
	a,b,c,e	0.25%		03/10/11	80,000,000	79,962,222

						995,272,083

Total U.S. Government Securities
(Cost $1,981,581,513)						1,981,581,513

U.S. Government Agency Securities 64.5% of net assets

Fixed-Rate Coupon Notes 6.7%
Federal Home Loan Bank		2.88%		03/11/11	145,000,000	145,747,993

14 See financial notes

 Schwab Government Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)
Federal Home Loan Bank continued		0.75%		03/18/11	75,000,000	75,038,060
		0.31%		04/01/11	125,000,000	125,031,795
		0.35%		04/05/11	150,000,000	149,978,774
		0.55%		06/01/11	100,000,000	99,976,336
		0.30%		11/18/11	75,000,000	74,997,128

Freddie Mac		4.75%		01/18/11	100,000,000	100,210,060
		2.75%		04/11/11	200,000,000	201,378,298

						972,358,444

Fixed-Rate Discount Notes 43.8%
Fannie Mae		0.20%		01/03/11	89,000,000	88,999,011
		0.21%		01/03/11	778,684,000	778,675,002
		0.30%		01/18/11	100,000,000	99,985,833
		0.21%		02/01/11	699,934,464	699,808,078
		0.27%		02/01/11	100,000,000	99,976,750
		0.20%		02/01/11	65,000,000	64,989,085
		0.21%		03/01/11	192,002,000	191,936,554
		0.20%		04/01/11	894,970,000	894,537,391
		0.17%		04/01/11	9,529,000	9,524,341
		0.21%		04/01/11	31,250,000	31,234,340
		0.28%		04/01/11	100,000,000	99,930,000
		0.42%		07/05/11	75,000,000	74,838,125

Federal Home Loan Bank		0.17%		01/26/11	435,000,000	434,948,646
		0.17%		01/28/11	413,000,000	412,947,342
		0.20%		04/29/11	100,000,000	99,934,444
	d	0.40%		11/28/11	75,000,000	75,000,000
	d	0.40%		12/09/11	175,000,000	175,000,000
	d	0.50%		12/30/11	100,000,000	100,000,000

Freddie Mac		0.20%		01/11/11	8,000,000	7,999,556
		0.21%		01/18/11	200,000,000	199,980,167
		0.22%		01/18/11	40,000,000	39,995,844
		0.21%		02/02/11	200,000,000	199,962,667
		0.13%		02/24/11	100,000,000	99,980,500
		0.16%		02/24/11	383,268,000	383,178,890
		0.16%		02/25/11	20,000,000	19,995,264
		0.23%		04/05/11	200,000,000	199,879,889
		0.19%		04/18/11	50,000,000	49,971,764
		0.20%		04/25/11	250,000,000	249,841,667
		0.18%		05/25/11	185,000,000	184,866,800
		0.19%		05/25/11	136,115,000	136,011,553
		0.24%		07/26/11	150,000,000	149,794,000

						6,353,723,503

Variable-Rate Coupon Notes 14.0%
Fannie Mae		0.17%	01/11/11	08/11/11	300,000,000	299,901,771
		0.22%	01/19/11	09/19/11	50,000,000	49,985,738
		0.28%	01/23/11	08/23/12	100,000,000	99,950,096
		0.39%	01/03/11	12/03/12	150,000,000	149,941,905

Federal Farm Credit Bank		0.27%	01/28/11	02/28/11	71,000,000	71,000,000

Federal Home Loan Bank		0.15%	01/15/11	07/15/11	150,000,000	149,959,286
		0.17%	01/25/11	07/25/11	100,000,000	99,974,281
		0.16%	01/01/11	08/01/11	150,000,000	149,973,616
		0.17%	01/12/11	08/12/11	200,000,000	199,894,965
		0.17%	01/25/11	08/25/11	110,000,000	109,909,112

Freddie Mac	d	0.14%	01/10/11	11/10/11	150,000,000	150,000,000

See financial notes 15

 Schwab Government Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)
Freddie Mac continued		0.35%	01/03/11	11/21/11	100,000,000	99,964,153
		0.22%	01/16/11	02/16/12	100,000,000	99,954,621
		0.24%	01/03/11	04/03/12	200,000,000	199,898,172
		0.24%	01/11/11	05/11/12	100,000,000	99,932,081

						2,030,239,797

Total U.S. Government Agency Securities
(Cost $9,356,321,744)						9,356,321,744

					Face/
					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)

Repurchase Agreements 28.3% of net assets

Barclays Capital, Inc.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $535,602,741, issued 12/31/10, due 01/03/11.		0.25%		01/03/11	520,010,833	520,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $525,000,000, issued 12/14/10, due 01/05/11.		0.18%		01/05/11	500,055,000	500,000,000

Credit Suisse Securities (USA), L.L.C.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $11,239,554, issued 12/31/10, due 01/03/11.		0.15%		01/03/11	11,016,167	11,016,029

Deutsche Bank Securities, Inc.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $774,800,000, issued 12/31/10, due 01/03/11.		0.28%		01/03/11	745,017,383	745,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $364,000,000, issued 12/10/10, due 01/07/11.		0.20%		01/07/11	350,054,444	350,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $520,000,000, issued 11/03/10, due 01/31/11.		0.23%		01/07/11	500,207,639	500,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $520,000,001, issued 12/01/10, due 03/01/11.		0.23%		01/07/11	500,287,500	500,000,000

Goldman Sachs & Co.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $341,250,001, issued 12/09/10, due 01/06/11.		0.20%		01/06/11	325,050,556	325,000,000

JPMorgan Securities, L.L.C.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $103,000,001, issued 12/31/10, due 01/03/11.		0.30%		01/03/11	100,002,500	100,000,000

Merrill Lynch, Pierce, Fenner & Smith, Inc.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $463,500,000, issued 12/31/10, due 01/03/11.		0.22%		01/03/11	450,008,250	450,000,000

16 See financial notes

 Schwab Government Money Fund

Portfolio Holdings continued

					Face/
					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)

Morgan Stanley & Co., Inc.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $102,000,001, issued 12/31/10, due 01/03/11.		0.15%		01/03/11	100,001,250	100,000,000

Total Repurchase Agreements
(Cost $4,101,016,029)						4,101,016,029

End of Investments.

At 12/31/10, the tax basis cost of the fund’s investments was $15,438,919,286.

*	If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as interest rate reset, demand feature or put feature, the effective maturity date is disclosed. The second maturity date is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity column.
a	Credit-enhanced security.
b	Asset-backed security.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $995,272,083 or 6.9% of net assets.
d	Callable security.
e	The U.S. Securities and Exchange Commission has stated that it is permissible for money market funds to treat Straight A Funding LLC securities as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).

See financial notes 17

 Schwab Government Money Fund

Statement of
Assets and Liabilities
As of December 31, 2010.

Assets

Investments, at cost and value		$11,337,903,257
Repurchase agreements, at cost and value	+	4,101,016,029

Total investments, at cost and value (Note 2a)		15,438,919,286
Receivables:
Interest		10,557,578
Prepaid expenses	+	162,162

Total assets		15,449,639,026

Liabilities

Payables:
Investments bought		935,296,073
Shareholder services fees		231,868
Accrued expenses	+	341,686

Total liabilities		935,869,627

Net Assets

Total assets		15,449,639,026
Total liabilities	−	935,869,627

Net assets		$14,513,769,399

Net Assets by Source
Capital received from investors		14,513,765,061
Net investment income not yet distributed		4,338

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$14,513,769,399		14,514,812,197		$1.00

18 See financial notes

 Schwab Government Money Fund

Statement of
Operations
For January 1, 2010 through December 31, 2010.

Investment Income

Interest		$34,317,447

Expenses

Investment adviser and administrator fees		44,870,074
Shareholder service fees		56,760,098
Shareholder reports		593,368
Registration fees		364,035
Portfolio accounting fees		341,339
Custodian fees		291,598
Trustees’ fees		73,635
Professional fees		60,241
Transfer agent fees		21,935
Interest expense		1
Other expenses	+	377,078

Total expenses		103,753,402
Expense reduction by adviser and Schwab	−	70,853,555

Net expenses	−	32,899,847

Net investment income		1,417,600

Realized Gains (Losses)

Net realized gains on investments		21,367

Increase in net assets resulting from operations		$1,438,967

See financial notes 19

 Schwab Government Money Fund

Statements of
Changes in Net Assets
For current and prior report periods.

Operations

1/1/10-12/31/10			1/1/09-12/31/09
Net investment income		$1,417,600	$14,564,023
Net realized gains	+	21,367	1,526

Increase in net assets from operations		1,438,967	14,565,549

Distributions to Shareholders

Distributions from net investment income		(1,419,126)	(14,594,812)

Transactions in Fund Shares*

Shares sold		66,677,160,968	60,343,646,090
Shares reinvested		1,319,089	14,324,123
Shares redeemed	+	(66,719,230,793)	(61,275,987,378)

Net transactions in fund shares		(40,750,736)	(918,017,165)

Net Assets

Beginning of period		14,554,500,294	15,472,546,722
Total decrease	+	(40,730,895)	(918,046,428)

End of period		$14,513,769,399	$14,554,500,294

Net investment income not yet distributed		$4,338	$1,526

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

20 See financial notes

Schwab U.S. Treasury Money Fund™

Financial Statements

Financial Highlights

	1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–
	12/31/10		12/31/09		12/31/08	12/31/07	12/31/06

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.01	0.04	0.04
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.01	0.04	0.04
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.01)	(0.04)	(0.04)

Net asset value at end of period	1.00		1.00		1.00	1.00	1.00

Total return (%)	0.01		0.01		1.35	4.15	4.18

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.16	[2]	0.36	[2,3]	0.59 [4]	0.60	0.62
Gross operating expenses	0.72		0.72		0.74	0.75	0.83
Net investment income (loss)	0.01		0.01		1.02	3.90	4.10
Net assets, end of period ($ x 1,000,000)	18,004		19,509		31,986	9,967	3,538

1 Per-share amount was less than $0.01.
2 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)
3 The ratio of net operating expenses would have been 0.35% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.
4 The ratio of net operating expenses would have been 0.58% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

See financial notes 21

 Schwab U.S. Treasury Money Fund

Portfolio Holdings as of December 31, 2010

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting Schwab’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

		Cost	Value
Holdings by Category		($)	($)

84.8%	U.S. Government Securities	15,257,953,386	15,257,953,386
15.0%	U.S. Government Agency Securities	2,703,433,063	2,703,433,063

99.8%	Total Investments	17,961,386,449	17,961,386,449
0.2%	Other Assets and Liabilities, Net		42,552,846

100.0%	Net Assets		18,003,939,295

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)

U.S. Government Securities 84.8% of net assets

Treasury Notes 28.1%
U.S. Treasury Notes		0.88%		01/31/11	1,570,000,000	1,570,886,589
		5.00%		02/15/11	1,153,000,000	1,159,820,252
		0.88%		02/28/11	1,045,000,000	1,046,174,967
		4.50%		02/28/11	500,000,000	503,475,238
		0.88%		03/31/11	525,000,000	525,905,926
		4.75%		03/31/11	250,000,000	252,780,755

						5,059,043,727

U.S. Treasury Bills 56.7%
U.S. Treasury Bills		0.12%		01/06/11	200,000,000	199,996,806
		0.21%		01/06/11	500,000,000	499,985,549
		0.12%		01/13/11	200,000,000	199,992,000
		0.13%		01/13/11	200,000,000	199,991,667
		0.20%		01/13/11	300,000,000	299,980,000
		0.13%		01/20/11	250,000,000	249,983,111
		0.14%		01/20/11	600,000,000	599,956,458
		0.16%		01/20/11	300,000,000	299,974,667
		0.13%		01/27/11	250,000,000	249,976,528
		0.14%		01/27/11	150,000,000	149,985,375
		0.12%		02/10/11	137,095,000	137,076,340
		0.13%		02/10/11	1,148,010,000	1,147,844,721
		0.12%		02/17/11	253,635,000	253,595,264
		0.14%		02/17/11	660,525,000	660,406,624
		0.14%		02/24/11	350,000,000	349,926,500
		0.17%		03/03/11	900,000,000	899,742,445
		0.18%		03/03/11	200,000,000	199,940,695
		0.14%		03/10/11	150,000,000	149,961,750
		0.15%		03/10/11	500,000,000	499,858,333
		0.16%		03/10/11	400,000,000	399,879,112
		0.14%		03/17/11	950,000,000	949,719,791
		0.15%		03/17/11	400,000,000	399,879,166
		0.13%		03/24/11	500,000,000	499,851,945
		0.18%		03/31/11	400,000,000	399,824,472

22 See financial notes

 Schwab U.S. Treasury Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)
		0.23%		06/30/11	301,920,000	301,580,340

						10,198,909,659

Total U.S. Government Securities
(Cost $15,257,953,386)						15,257,953,386

U.S. Government Agency Securities 15.0% of net assets

Fixed-Rate Discount Notes 6.1%
Fannie Mae		0.20%		01/20/11	300,000,000	299,968,333
		0.18%		02/17/11	100,000,000	99,976,500

Federal Home Loan Bank		0.00%		01/03/11	52,515,000	52,514,997
		0.17%		01/07/11	300,000,000	299,991,750

Freddie Mac		0.17%		01/10/11	51,550,000	51,547,809
		0.21%		01/18/11	200,000,000	199,980,167
		0.20%		03/14/11	100,000,000	99,960,000

						1,103,939,556

Variable-Rate Obligations 8.9%
Fannie Mae		0.28%	01/23/11	08/23/12	100,000,000	99,950,096

Federal Home Loan Bank		0.17%	01/12/11	08/12/11	100,000,000	99,919,634
		0.28%	01/13/11	10/13/11	100,000,000	99,984,221
		0.17%	01/27/11	10/27/11	350,000,000	350,045,973
		0.25%	02/07/11	11/07/11	250,000,000	249,915,301

Freddie Mac		0.22%	01/14/11	12/14/11	400,000,000	399,848,029
		0.24%	01/03/11	04/03/12	200,000,000	199,898,172
		0.24%	01/11/11	05/11/12	100,000,000	99,932,081

						1,599,493,507

Total U.S. Government Agency Securities
(Cost $2,703,433,063)						2,703,433,063

End of Investments.

At 12/31/10, the tax basis cost of the fund’s investments was $17,961,386,449.

*	If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as interest rate reset, demand feature or put feature, the effective maturity date is disclosed. The second maturity date is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity column.

See financial notes 23

 Schwab U.S. Treasury Money Fund

Statement of
Assets and Liabilities
As of December 31, 2010.

Assets

Investments, at cost and value (Note 2a)		$17,961,386,449
Cash		3,085
Receivables:
Interest		42,812,982
Prepaid expenses	+	208,712

Total assets		18,004,411,228

Liabilities

Payables:
Shareholder services fees		217,344
Accrued expenses	+	254,589

Total liabilities		471,933

Net Assets

Total assets		18,004,411,228
Total liabilities	−	471,933

Net assets		$18,003,939,295

Net Assets by Source
Capital received from investors		18,003,910,828
Net investment income not yet distributed		28,467

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$18,003,939,295		18,004,100,741		$1.00

24 See financial notes

 Schwab U.S. Treasury Money Fund

Statement of
Operations
For January 1, 2010 through December 31, 2010.

Investment Income

Interest		$30,546,263

Expenses

Investment adviser and administrator fees		57,166,003
Shareholder service fees		73,154,671
Portfolio accounting fees		410,267
Custodian fees		359,323
Shareholder reports		316,665
Registration fees		173,357
Trustees’ fees		86,741
Professional fees		69,682
Transfer agent fees		25,169
Interest expense		13
Other expenses	+	565,022

Total expenses		132,326,913
Expense reduction by adviser and Schwab	−	103,603,464
Custody credits	−	19

Net expenses	−	28,723,430

Net investment income		1,822,833

Realized Gains (Losses)

Net realized gains on investments		46,270

Increase in net assets resulting from operations		$1,869,103

See financial notes 25

 Schwab U.S. Treasury Money Fund

Statements of
Changes in Net Assets
For current and prior report periods.

Operations

1/1/10-12/31/10			1/1/09-12/31/09
Net investment income		$1,822,833	$3,372,217
Net realized gains	+	46,270	138,848

Increase in net assets from operations		1,869,103	3,511,065

Distributions to Shareholders

Distributions from net investment income		(1,828,911)	(3,372,217)

Transactions in Fund Shares*

Shares sold		46,625,924,275	56,097,897,159
Shares reinvested		1,774,375	3,293,557
Shares redeemed	+	(48,133,170,808)	(68,577,851,479)

Net transactions in fund shares		(1,505,472,158)	(12,476,660,763)

Net Assets

Beginning of period		19,509,371,261	31,985,893,176
Total decrease	+	(1,505,431,966)	(12,476,521,915)

End of period		$18,003,939,295	$19,509,371,261

Net investment income not yet distributed		$28,467	$6,078

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

26 See financial notes

Schwab Value Advantage Money Fund®

Financial Statements

Financial Highlights

	1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–
Investor Shares	12/31/10		12/31/09		12/31/08	12/31/07	12/31/06

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.03	0.05	0.05
Net realized and unrealized gains (losses)	0.00	[1,2]	(0.00)[1]		—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.03	0.05	0.05
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.03)	(0.05)	(0.05)

Net asset value at end of period	1.00		1.00		1.00	1.00	1.00

Total return (%)	0.01		0.24		2.59	5.01	4.72

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.33	[3]	0.43	[3,4]	0.44 [5]	0.45	0.45
Gross operating expenses	0.56		0.59		0.56	0.55	0.57
Net investment income (loss)	0.01		0.27		2.60	4.89	4.65
Net assets, end of period ($ x 1,000,000)	15,291		23,242		37,685	43,248	33,206

	1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–
Select Shares	12/31/10		12/31/09		12/31/08	12/31/07	12/31/06

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.03	0.05	0.05
Net realized and unrealized gains (losses)	0.00	[1,2]	(0.00)[1]		—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.03	0.05	0.05
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.03)	(0.05)	(0.05)

Net asset value at end of period	1.00		1.00		1.00	1.00	1.00

Total return (%)	0.03		0.31		2.69	5.12	4.82

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.32	[3]	0.35	[3,4]	0.34 [5]	0.35	0.35
Gross operating expenses	0.46		0.49		0.45	0.45	0.53
Net investment income (loss)	0.03		0.35		2.71	4.99	4.79
Net asset, end of period ($ x 1,000,000)	2,617		4,091		6,130	7,453	5,158

1 Per-share amount was less than $0.01.
2 Net realized and unrealized gains (losses) ratio includes payment from affiliate of $56,536,372. (See financial note 4)
3 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)
4 The ratio of net operating expenses would have been 0.40% for Investor Shares and 0.31% for Select Shares, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.
5 The ratio of net operating expenses would have been 0.43% for Investor Shares and 0.33% for Select Shares, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

See financial notes 27

 Schwab Value Advantage Money Fund

Financial Highlights continued

	1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–
Institutional Shares	12/31/10		12/31/09		12/31/08	12/31/07	12/31/06

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.03	0.05	0.05
Net realized and unrealized gains (losses)	0.00	[1,2]	(0.00)[1]		—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.03	0.05	0.05
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.03)	(0.05)	(0.05)

Net asset value at end of period	1.00		1.00		1.00	1.00	1.00

Total return (%)	0.11		0.39		2.78	5.23	4.94

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.24	[3]	0.28	[3,4]	0.25 [4]	0.24	0.24
Gross operating expenses	0.35		0.38		0.35	0.34	0.49
Net investment income (loss)	0.10		0.42		2.77	5.10	4.90
Net assets, end of period ($ x 1,000,000)	2,160		3,087		4,464	4,748	3,817

	1/1/10–		1/1/09–		1/1/08–	1/1/07–	10/5/06[5]–
Institutional Prime Shares	12/31/10		12/31/09		12/31/08	12/31/07	12/31/06

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.03	0.05	0.01
Net realized and unrealized gains (losses)	0.00	[1,2]	(0.00)[1]		—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.03	0.05	0.01
Less Distributions From:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.03)	(0.05)	(0.01)

Net asset value at end of period	1.00		1.00		1.00	1.00	1.00

Total return (%)	0.14		0.42		2.81	5.26	1.25	[6]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.21	[3]	0.25	[3,4]	0.22 [4]	0.21	0.21	[7]
Gross operating expenses	0.33		0.35		0.32	0.32	0.36	[7]
Net investment income (loss)	0.14		0.43		2.89	5.12	5.18	[7]
Net assets, end of period ($ x 1,000,000)	1,975		2,185		2,476	4,235	1,693

1 Per-share amount was less than $0.01.
2 Net realized and unrealized gains (losses) ratio includes payment from affiliate of $56,536,372. (See financial note 4)
3 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)
4 The ratio of net operating expenses would have been 0.24% for Institutional Shares and 0.21% for Institutional Prime Shares, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.
5 Commencement of operations.
6 Not annualized.
7 Annualized.

28 See financial notes

 Schwab Value Advantage Money Fund

Portfolio Holdings as of December 31, 2010

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting Schwab’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

			Cost	Value
Holdings by Category			($)	($)

63.1%		Fixed-Rate Obligations	13,898,305,047	13,898,305,047
10.6%		Variable-Rate Obligations	2,341,013,148	2,341,013,148
1.6%		U.S. Government Securities	341,749,089	341,749,089
9.5%		U.S. Government Agency Securities	2,088,247,007	2,088,247,007
16.1%		Repurchase Agreements	3,553,921,201	3,553,921,201
0.0%		Other Investment	8,910,162	8,910,162

100.9%		Total Investments	22,232,145,654	22,232,145,654
(0	.9)%	Other Assets and Liabilities, Net		(189,396,164)

100.0%		Net Assets		22,042,749,490

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)

Fixed-Rate Obligations 63.1% of net assets

Bank Notes 5.2%
Bank of America, N.A.		0.30%		01/05/11	170,000,000	170,000,045
		0.57%		01/26/11	138,000,000	138,000,000
		0.55%		02/01/11	101,000,000	101,000,000
		0.29%		02/17/11	55,000,000	55,000,000
		0.30%		03/04/11	325,000,000	325,000,000
		0.33%		05/04/11	106,000,000	106,000,000

Chase Bank USA, N.A.		0.23%		02/07/11	252,000,000	252,000,000

						1,147,000,045

Certificates of Deposit 28.1%
Abbey National Treasury Services PLC	a	0.67%		03/29/11	2,000,000	2,000,000
	a	0.68%		05/02/11	113,000,000	113,001,893

Banco Santander S.A.		0.60%		02/04/11	42,000,000	42,000,000
		0.65%		02/04/11	101,000,000	101,000,000
		0.54%		05/03/11	45,000,000	45,000,000

Bank of Nova Scotia		0.25%		02/08/11	181,000,000	181,000,000
		0.29%		03/03/11	117,000,000	117,000,000

Bank of Tokyo Mitsubishi UFJ Ltd.		0.30%		01/05/11	180,000,000	180,000,000
		0.52%		07/27/11	66,000,000	66,000,000

Barclays Bank PLC		0.72%		05/04/11	92,000,000	92,000,000
		0.60%		06/22/11	26,000,000	26,000,000

BNP Paribas		0.30%		01/03/11	141,000,000	141,000,000

See financial notes 29

 Schwab Value Advantage Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)
BNP Paribas continued		0.67%		01/19/11	2,000,000	2,000,000
		0.61%		01/28/11	175,000,000	175,000,000
		0.30%		02/03/11	61,000,000	61,000,000
		0.46%		02/14/11	127,000,000	127,000,000
		0.49%		05/24/11	15,000,000	15,000,000
		0.52%		05/31/11	4,000,000	4,000,000
		0.48%		07/05/11	56,000,000	56,000,000
		0.45%		07/13/11	132,000,000	132,000,000
		0.46%		07/15/11	152,000,000	152,000,000
		0.45%		07/18/11	109,000,000	109,000,000
		0.46%		07/20/11	52,000,000	52,000,000
		0.48%		08/08/11	55,000,000	55,000,000

Citibank, N.A.		0.40%		02/09/11	200,000,000	200,000,000

Credit Agricole Corporate & Investment Bank		0.25%		01/03/11	29,000,000	29,000,000
		0.31%		03/08/11	89,000,000	89,000,000

Credit Agricole S.A.		0.32%		02/01/11	97,000,000	97,000,000

Credit Suisse AG		0.23%		01/03/11	120,000,000	120,000,000

Deutsche Bank AG		0.24%		01/03/11	51,000,000	51,000,000
		0.26%		01/06/11	173,000,000	173,000,000
		0.29%		03/10/11	30,000,000	30,000,000
		0.29%		04/01/11	281,000,000	281,000,000
		0.50%		06/21/11	75,000,000	75,000,000

DnB NOR Bank ASA		0.40%		02/18/11	295,000,000	295,000,000

Intesa Sanpaolo		0.33%		02/11/11	3,000,000	3,000,000

Landesbank Hessen-Thuringen Girozentrale		0.36%		02/17/11	92,000,000	92,000,600

Lloyds TSB Bank PLC		0.47%		03/23/11	248,000,000	248,000,000

Mitsubishi UFJ Trust & Banking Corp.		0.30%		01/05/11	183,000,000	183,000,000
		0.30%		03/08/11	81,000,000	81,000,000

Mizuho Corporate Bank Ltd.		0.27%		01/07/11	88,000,000	88,000,000
		0.28%		01/19/11	140,000,000	140,000,000

Nordea Bank Finland PLC		0.27%		03/04/11	180,000,000	180,000,000

Royal Bank of Scotland PLC		0.68%		06/07/11	214,000,000	214,000,000
		0.66%		06/16/11	39,000,000	39,000,000
		0.64%		07/27/11	117,000,000	117,000,000

Societe Generale		0.40%		04/08/11	23,000,000	23,000,000
		0.40%		04/18/11	200,000,000	200,000,000

Sumitomo Mitsui Banking Corp.		0.29%		02/07/11	142,000,000	142,000,000
		0.30%		04/08/11	63,000,000	63,000,000

Sumitomo Trust & Banking Co.		0.33%		01/07/11	50,000,000	50,000,041
		0.40%		04/05/11	65,000,000	65,000,000
		0.40%		05/17/11	71,000,000	71,000,000
		0.55%		05/24/11	45,000,000	45,000,890

UBS AG		0.70%		01/31/11	77,000,000	77,000,000
		0.48%		02/09/11	110,000,000	110,000,000
		0.59%		05/31/11	75,000,000	75,000,000

30 See financial notes

 Schwab Value Advantage Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)

UniCredit Bank AG		0.49%		02/10/11	70,000,000	70,000,000

UniCredit S.p.A.		0.46%		01/25/11	53,000,000	53,000,000
		0.47%		01/26/11	20,000,000	20,000,000
		0.48%		02/18/11	73,000,000	73,000,000
		0.95%		02/22/11	130,000,000	130,000,000

Union Bank, N.A.		0.25%		01/20/11	51,000,000	51,000,000

						6,189,003,424

Commercial Paper & Other Corporate Obligations 23.6%
Alpine Securitization Corp.	a,b,c	0.24%		01/12/11	65,000,000	64,995,233
	a,b,c	0.25%		01/21/11	2,000,000	1,999,722

ANZ National (Int’l) Ltd.	a	0.25%		01/04/11	38,000,000	37,999,208

Argento Variable Funding Co., L.L.C.	a,b,c	0.31%		01/26/11	30,000,000	29,993,542
	a,b,c	0.51%		03/02/11	31,000,000	30,973,650
	a,b,c	0.51%		03/14/11	21,000,000	20,978,580

Atlantis One Funding Corp.	a,b,c	0.26%		02/03/11	145,000,000	144,965,442
	a,b,c	0.30%		03/03/11	198,000,000	197,899,350
	a,b,c	0.29%		03/07/11	12,000,000	11,993,717
	a,b,c	0.29%		03/11/11	63,000,000	62,964,982
	a,b,c	0.37%		06/09/11	50,000,000	49,918,292

Bank of America Corp.		0.46%		02/04/11	232,000,000	231,899,209

BNZ International Funding Ltd.	a	0.41%		02/25/11	37,000,000	36,976,824

CAFCO, L.L.C.	a,b,c	0.59%		01/19/11	9,500,000	9,497,198
	a,b,c	0.64%		01/19/11	30,000,000	29,990,400
	a,b,c	0.55%		01/20/11	44,000,000	43,987,228
	a,b,c	0.57%		02/01/11	138,000,000	137,932,265

Cancara Asset Securitization, L.L.C.	a,b,c	0.30%		01/10/11	2,000,000	1,999,850
	a,b,c	0.30%		01/14/11	59,000,000	58,993,608
	a,b,c	0.30%		01/18/11	157,000,000	156,977,758
	a,b,c	0.30%		01/25/11	5,000,000	4,999,000
	a,b,c	0.30%		03/08/11	9,000,000	8,995,050
	a,b,c	0.30%		03/11/11	16,000,000	15,990,800

Chariot Funding, L.L.C.	a,b,c	0.23%		01/03/11	34,000,000	33,999,566
	a,b,c	0.23%		01/13/11	41,000,000	40,996,857
	a,b,c	0.23%		01/19/11	87,000,000	86,989,995

Ciesco, L.L.C.	a,b,c	0.64%		01/13/11	33,000,000	32,992,960
	a,b,c	0.64%		01/14/11	85,000,000	84,980,356
	a,b,c	0.35%		02/14/11	24,000,000	23,989,733

Citigroup Funding, Inc.	a	0.49%		02/07/11	117,000,000	116,941,077
	a	0.40%		04/11/11	100,000,000	99,888,889
	a	0.37%		04/18/11	87,000,000	86,904,324

Commonwealth Bank of Australia	c	0.27%		03/09/11	87,000,000	86,956,282
	c	0.29%		03/10/11	206,000,000	205,889,103

CRC Funding, L.L.C.	a,b,c	0.30%		01/10/11	62,000,000	61,995,350
	a,b,c	0.25%		01/25/11	30,000,000	29,995,000
	a,b,c	0.57%		02/01/11	58,000,000	57,971,532
	a,b,c	0.56%		02/02/11	44,000,000	43,978,098
	a,b,c	0.55%		02/03/11	4,000,000	3,997,983

See financial notes 31

 Schwab Value Advantage Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)

Danske Corp.	a,c	0.29%		01/07/11	14,000,000	13,999,323
	a,c	0.29%		01/14/11	21,000,000	20,997,801
	a,c	0.27%		01/31/11	41,500,000	41,490,662
	a,c	0.28%		02/08/11	12,000,000	11,996,453

Falcon Asset Securitization Corp.	a,b,c	0.23%		01/06/11	35,000,000	34,998,882
	a,b,c	0.23%		01/07/11	18,000,000	17,999,310
	a,b,c	0.23%		01/13/11	83,000,000	82,993,637
	a,b,c	0.23%		01/14/11	100,000,000	99,991,694

Gemini Securitization Corp., L.L.C.	a,b,c	0.15%		01/03/11	50,000,000	49,999,583
	a,b,c	0.25%		01/06/11	150,000,000	149,994,792

General Electric Capital Corp.		0.41%		04/20/11	33,000,000	32,959,034
		0.40%		04/28/11	80,000,000	79,896,000
		0.40%		05/11/11	70,000,000	69,898,889
		0.40%		05/12/11	350,000,000	349,490,556
		0.39%		06/15/11	58,000,000	57,896,325

Grampian Funding, L.L.C.	a,b,c	0.58%		02/10/11	20,000,000	19,987,111
	a,b,c	0.52%		02/15/11	141,000,000	140,908,350
	a,b,c	0.50%		03/15/11	68,000,000	67,931,056

Jupiter Securitization Corp.	a,b,c	0.23%		01/18/11	35,000,000	34,996,199

Manhattan Asset Funding Capital Co., L.L.C.	a,b,c	0.27%		01/03/11	11,000,000	10,999,835
	a,b,c	0.27%		01/11/11	25,000,000	24,998,125

Market Street Funding Corp.	a,b,c	0.29%		03/07/11	28,187,000	28,172,241
	a,b,c	0.29%		03/10/11	24,000,000	23,986,853

Nationwide Building Society		0.48%		03/18/11	120,000,000	119,878,400

Nieuw Amsterdam Receivables Corp.	a,b,c	0.30%		01/27/11	41,000,000	40,991,117
	a,b,c	0.29%		02/08/11	16,000,000	15,995,102
	a,b,c	0.31%		03/01/11	10,000,000	9,994,919

Nordea North America, Inc.	a	0.29%		03/02/11	111,000,000	110,946,350
	a	0.29%		03/15/11	19,000,000	18,988,827
	a	0.29%		03/17/11	2,000,000	1,998,792

Old Line Funding, L.L.C.	a,b,c	0.25%		01/18/11	10,000,000	9,998,819

Santander Central Hispano Finance (Delaware), Inc.	a	0.67%		02/04/11	137,000,000	136,913,309
	a	0.65%		05/16/11	62,000,000	61,848,875

Skandinaviska Enskilda Banken AB		0.36%		01/18/11	88,000,000	87,985,248

Societe Generale North America, Inc.	a	0.26%		01/03/11	105,000,000	104,998,513
	a	0.40%		04/06/11	87,000,000	86,908,167

Solitaire Funding, L.L.C.	a,b,c	0.31%		01/07/11	7,000,000	6,999,638
	a,b,c	0.30%		01/14/11	4,000,000	3,999,567
	a,b,c	0.30%		01/20/11	101,000,000	100,984,008
	a,b,c	0.30%		01/21/11	92,000,000	91,984,667
	a,b,c	0.30%		01/27/11	3,000,000	2,999,350
	a,b,c	0.28%		01/28/11	8,000,000	7,998,320
	a,b,c	0.28%		02/03/11	39,000,000	38,989,990
	a,b,c	0.33%		03/23/11	41,000,000	40,969,557

Sumitomo Mitsui Banking Corp.	c	0.30%		02/02/11	88,000,000	87,976,533

Thunder Bay Funding, L.L.C.	a,b,c	0.28%		03/01/11	36,000,000	35,983,480

32 See financial notes

 Schwab Value Advantage Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)

Variable Funding Capital Corp.	a,b,c	0.25%		01/06/11	20,000,000	19,999,306

						5,204,301,578

Promissory Note 0.2%
The Goldman Sachs Group, Inc.	c,d	1.02%		08/02/11	30,000,000	30,000,000

Time Deposits 6.0%
Australia & New Zealand Bank Group Ltd.		0.14%		01/03/11	135,000,000	135,000,000

Citibank, N.A.		0.25%		01/03/11	115,000,000	115,000,000

Commerzbank AG		0.15%		01/03/11	100,000,000	100,000,000
		0.18%		01/07/11	142,000,000	142,000,000

Royal Bank of Canada		0.14%		01/03/11	836,000,000	836,000,000

						1,328,000,000

Total Fixed-Rate Obligations
(Cost $13,898,305,047)						13,898,305,047

Variable-Rate Obligations 10.6% of net assets

Banco Bilbao Vizcaya Argentaria S.A.		0.56%		01/07/11	134,000,000	134,000,000

Bank of America, N.A.		0.59%	01/24/11	01/20/12	149,000,000	149,000,000

Barclays Bank PLC		0.46%	01/12/11	02/14/11	165,000,000	165,000,000
		0.76%	01/18/11	10/17/11	108,000,000	108,000,000

Citigroup, Inc.		0.37%	02/18/11	05/18/11	50,000,000	49,922,937

Commonwealth Bank of Australia	c	0.36%	01/27/11	01/27/12	50,000,000	50,000,000

Dexia Credit Local		0.56%		01/07/11	134,000,000	134,000,000

JPMorgan Chase Bank, N.A.		0.26%	01/21/11	01/21/12	500,000,000	500,000,000

National Australia Bank Ltd.		0.28%		01/31/11	213,000,000	213,000,000

New Jersey Economic Development Auth
Economic Development Bonds (MSNBC/CNBC) Series 1997A	a	0.35%		01/01/11	1,100,000	1,100,000

Rabobank Nederland		0.35%	01/18/11	09/15/11	125,000,000	125,000,000
		0.34%	01/07/11	10/07/11	22,000,000	22,000,000
		0.35%	01/05/11	12/05/11	150,000,000	150,000,000

Societe Generale		0.48%	01/20/11	06/20/11	94,000,000	94,000,000

Toronto Dominion Bank		0.33%	01/28/11	10/28/11	60,000,000	60,000,000

UBS AG		0.66%	01/18/11	10/17/11	87,000,000	87,000,000

Westpac Banking Corp.	c	0.35%	01/18/11	09/16/11	237,000,000	237,000,000

Westpac Securities NZ Ltd.	a,c	0.35%	01/04/11	02/03/11	62,000,000	61,990,211

Total Variable-Rate Obligations
(Cost $2,341,013,148)						2,341,013,148

See financial notes 33

 Schwab Value Advantage Money Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)

U.S. Government Securities 1.6% of net assets

U.S. Treasury Bill 0.6%
U.S. Treasury Bill		0.20%		01/13/11	133,000,000	132,991,133

Other Government Related 1.0%
Straight A Funding, L.L.C.	a,b,c,f	0.22%		01/07/11	20,000,000	19,999,267
	a,b,c,f	0.24%		01/10/11	116,000,000	115,993,040
	a,b,c,f	0.24%		02/14/11	72,787,000	72,765,649

						208,757,956

Total U.S. Government Securities
(Cost $341,749,089)						341,749,089

U.S. Government Agency Securities 9.5% of net assets

Fixed-Rate Coupon Note 0.6%
Freddie Mac		4.75%		01/18/11	135,000,000	135,286,925

Fixed-Rate Discount Notes 7.3%
Fannie Mae		0.17%		01/18/11	25,000,000	24,997,993
		0.16%		01/20/11	85,000,000	84,992,822
		0.17%		02/01/11	125,000,000	124,982,882
		0.18%		02/01/11	50,000,000	49,992,951

Federal Home Loan Bank		0.15%		01/05/11	150,000,000	149,997,500
		0.15%		01/07/11	100,000,000	99,997,500
		0.14%		01/14/11	100,000,000	99,994,944
		0.17%		01/14/11	50,000,000	49,996,931
		0.15%		01/19/11	96,000,000	95,992,800
		0.15%		01/20/11	97,000,000	96,992,321
		0.16%		01/21/11	10,000,000	9,999,139
		0.17%		01/26/11	513,000,000	512,939,437
		0.18%		01/28/11	50,000,000	49,993,438

Freddie Mac		0.14%		01/18/11	90,598,000	90,592,010
		0.16%		01/18/11	14,502,000	14,500,939
		0.15%		01/19/11	47,000,000	46,996,475

						1,602,960,082

Variable-Rate Obligation 1.6%
Freddie Mac		0.14%	01/10/11	11/10/11	350,000,000	350,000,000

Total U.S. Government Agency Securities
(Cost $2,088,247,007)						2,088,247,007

34 See financial notes

 Schwab Value Advantage Money Fund

Portfolio Holdings continued

					Face/
					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)

Repurchase Agreements 16.1% of net assets

Barclays Capital, Inc.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $617,844,631, issued 12/23/10, due 01/03/11.		0.14%		01/03/11	594,025,410	594,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $207,900,000, issued 12/22/10, due 01/03/11.		0.18%		01/03/11	198,011,880	198,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $54,600,000, issued 12/23/10, due 01/03/11.		0.18%		01/03/11	52,002,860	52,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $194,250,000, issued 12/22/10, due 01/03/11.		0.20%		01/03/11	185,012,333	185,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $68,250,000, issued 12/21/10, due 01/03/11.		0.20%		01/03/11	65,004,694	65,000,000

Credit Suisse Securities (USA), L.L.C.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $104,983,544, issued 12/31/10, due 01/03/11.		0.15%		01/03/11	102,922,488	102,921,201

Deutsche Bank Securities, Inc.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $104,000,000, issued 12/21/10, due 01/03/11.		0.21%		01/03/11	100,007,583	100,000,000
Tri-Party Repurchase Agreement Collateralized by Equity Securities with a value of $26,250,014, issued 12/31/10, due 01/03/11.		0.35%		01/03/11	25,000,729	25,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $136,240,001, issued 12/14/10, due 01/06/11.		0.20%		01/06/11	131,016,739	131,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $260,000,001, issued 12/10/10, due 01/06/11.		0.20%		01/06/11	250,037,500	250,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $126,880,001, issued 12/13/10, due 01/07/11.		0.20%		01/07/11	122,016,944	122,000,000

Goldman Sachs & Co.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $231,000,001, issued 12/31/10, due 01/03/11.		0.17%		01/03/11	220,003,117	220,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $51,450,000, issued 12/23/10, due 01/03/11.		0.18%		01/03/11	49,002,695	49,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $294,000,001, issued 12/31/10, due 01/07/11.		0.19%		01/07/11	280,010,344	280,000,000
Tri-Party Repurchase Agreement Collateralized by Equity Securities with a value of $68,250,009, issued 11/04/10, due 02/17/11.	d	0.60%		02/17/11	65,113,750	65,000,000
Tri-Party Repurchase Agreement Collateralized by Equity Securities with a value of $50,400,000, issued 11/08/10, due 02/18/11.	d	0.60%		02/18/11	48,081,600	48,000,000
Tri-Party Repurchase Agreement Collateralized by Equity Securities with a value of $90,300,008, issued 11/09/10, due 02/22/11.	d	0.60%		02/22/11	86,150,500	86,000,000
Tri-Party Repurchase Agreement Collateralized by Equity Securities with a value of $142,800,011, issued 11/16/10, due 03/01/11.	d	0.57%		03/01/11	136,226,100	136,000,000

See financial notes 35

 Schwab Value Advantage Money Fund

Portfolio Holdings continued

					Face/
					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)

Merrill Lynch, Pierce, Fenner & Smith, Inc.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $267,800,001, issued 12/31/10, due 01/03/11.		0.22%		01/03/11	260,004,767	260,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $412,000,000, issued 12/17/10, due 01/18/11.		0.24%		01/07/11	400,056,000	400,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $190,550,000, issued 12/20/10, due 01/19/11.		0.24%		01/07/11	185,022,200	185,000,000

Total Repurchase Agreements
(Cost $3,553,921,201)						3,553,921,201

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)

Other Investment 0.0% of net assets

Whistlejacket Capital, L.L.C.	c,d,e	n/a	n/a	n/a	8,910,162	8,910,162

Total Other Investments
(Cost $8,910,162)						8,910,162

End of Investments.

At 12/31/10, the tax basis cost of the fund’s investments was $22,232,145,654.

*	If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as interest rate reset, demand feature or put feature, the effective maturity date is disclosed. The second maturity date is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity column.
a	Credit-enhanced security.
b	Asset-backed security.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $3,869,743,091 or 17.6% of net assets.
d	Illiquid security. At the period end, the value of these amounted to $373,910,162 or 1.7% of net assets.
e	Whistlejacket notes are in receivership, and the fund elected to sell all of its Whistlejacket notes at auction (4/29/2009). The remaining investment represents an interest in a small residual fund that is being held to cover any remaining expenses and liabilities associated with receivership.
f	The U.S. Securities and Exchange Commission has stated that it is permissible for money market funds to treat Straight A Funding LLC securities as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).

36 See financial notes

 Schwab Value Advantage Money Fund

Statement of
Assets and Liabilities
As of December 31, 2010.

Assets

Investments, at cost and value		$18,678,224,453
Repurchase agreements, at cost and value	+	3,553,921,201

Total investments, at cost and value (Note 2a)		22,232,145,654
Receivables:
Investments sold		200,000
Fund shares sold		32,627,969
Interest		11,574,862
Prepaid expenses	+	306,499

Total assets		22,276,854,984

Liabilities

Payables:
Investments bought		174,975,833
Investment adviser and administrator fees		354,761
Shareholder services fees		211,698
Fund shares redeemed		58,105,161
Distributions to shareholders		148,958
Accrued expenses	+	309,083

Total liabilities		234,105,494

Net Assets

Total assets		22,276,854,984
Total liabilities	−	234,105,494

Net assets		$22,042,749,490

Net Assets by Source
Capital received from investors		22,044,746,401
Net realized capital losses		(1,996,911)

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Investor Shares	$15,290,811,867		15,290,809,411		$1.00
Select Shares	$2,617,307,779		2,617,307,364		$1.00
Institutional Shares	$2,160,020,067		2,160,019,721		$1.00
Institutional Prime Shares	$1,974,609,777		1,974,609,495		$1.00

See financial notes 37

 Schwab Value Advantage Money Fund

Statement of
Operations
For January 1, 2010 through December 31, 2010.

Investment Income

Interest		$90,069,528

Expenses

Investment adviser and administrator fees		79,079,948
Shareholder service fees:
Investor Shares		46,370,465
Select Shares		4,709,135
Institutional Shares		1,023,004
Institutional Prime Shares		385,897
Custodian fees		811,874
Portfolio accounting fees		579,358
Registration fees		465,388
Shareholder reports		272,949
Trustees’ fees		114,850
Transfer agent fees		103,272
Professional fees		90,653
Interest expense		30
Other expenses	+	954,611

Total expenses		134,961,434
Expense reduction by adviser and Schwab	−	52,945,920
Custody credits	−	225

Net expenses	−	82,015,289

Net investment income		8,054,239

Realized Gains (Losses)

Net realized gains on investments		4,271,259
Payment from affiliate (See financial note 4)	+	56,536,372

Net realized gains		60,807,631

Increase in net assets resulting from operations		$68,861,870

38 See financial notes

 Schwab Value Advantage Money Fund

Statements of
Changes in Net Assets
For current and prior report periods.

Operations

1/1/10-12/31/10			1/1/09-12/31/09
Net investment income		$8,054,239	$132,517,105
Net realized gains (losses)	+	60,807,631	(62,804,542)

Increase in net assets from operations		68,861,870	69,712,563

Distributions to Shareholders

Distributions from net investment income
Investor Shares		(1,857,898)	(87,260,662)
Select Shares		(884,729)	(19,023,790)
Institutional Shares		(2,647,108)	(16,857,750)
Institutional Prime Shares	+	(2,664,504)	(10,025,882)

Total distributions from net investment income		(8,054,239)	(133,168,084)

Transactions in Fund Shares*

Shares Sold
Investor Shares		2,944,937,403	13,891,277,905
Select Shares		852,562,457	3,892,078,372
Institutional Shares		1,397,211,652	3,624,569,490
Institutional Prime Shares	+	1,897,679,870	2,875,063,311

Total shares sold		7,092,391,382	24,282,989,078

Shares Reinvested
Investor Shares		1,701,913	78,252,004
Select Shares		814,573	17,126,202
Institutional Shares		2,334,506	14,701,410
Institutional Prime Shares	+	2,027,106	8,323,006

Total shares reinvested		6,878,098	118,402,622

Shares Redeemed
Investor Shares		(10,942,649,860)	(28,365,828,621)
Select Shares		(2,334,830,174)	(5,940,471,501)
Institutional Shares		(2,332,437,213)	(5,010,039,465)
Institutional Prime Shares	+	(2,112,744,986)	(3,171,663,161)

Total shares redeemed		(17,722,662,233)	(42,488,002,748)

Net transactions in fund shares		(10,623,392,753)	(18,086,611,048)

Net Assets

Beginning of period		32,605,334,612	50,755,401,181
Total decrease	+	(10,562,585,122)	(18,150,066,569)

End of period		$22,042,749,490	$32,605,334,612

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

See financial notes 39

 Schwab Taxable Money Funds

Financial Notes

1. Business Structure of the Funds:

Each of the funds discussed in this report is a series of The Charles Schwab Family of Funds (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust including the funds discussed in this report, which are highlighted:

The Charles Schwab Family of Funds (organized October 20, 1989)
Schwab Money Market Fund
Schwab Government Money Fund
Schwab U.S. Treasury Money Fund
Schwab Value Advantage Money Fund
Schwab Advisor Cash Reserves
Schwab Cash Reserves
Schwab Retirement Advantage Money Fund
Schwab Investor Money Fund
Schwab Municipal Money Fund
Schwab AMT Tax-Free Money Fund
Schwab California Municipal Money Fund
Schwab California AMT Tax-Free Money Fund
Schwab New York AMT Tax-Free Money Fund
Schwab New Jersey AMT Tax-Free Money Fund
Schwab Pennsylvania Municipal Money Fund
Schwab Massachusetts AMT Tax-Free Money Fund

Schwab Value Advantage Money Fund offers four share classes: Investor Shares, Select Shares, Institutional Shares and Institutional Prime Shares. Shares of each class represent interest in the same portfolio, but each class has different expenses and investment minimums. Schwab Government Money Fund and Schwab U.S. Treasury Money Fund each offer one share class.

Shares are bought and sold at $1.00 per share. Each share has a par value of 1/1,000 of a cent, and the trustees may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities laws.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds uses in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Securities in the funds are valued at amortized cost (which approximates market value) as permitted in accordance with Rule 2a-7 of the 1940 Act. In the event that security valuations do not approximate market value, securities may be valued as determined in accordance with procedures adopted by the Board of Trustees.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The funds do not adjust the quoted price for such instruments, even in situations where the funds hold a large position and a sale could reasonably impact the quoted prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be

40

 Schwab Taxable Money Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information. Securities held by money funds operating under Rule 2a-7 of the 1940 Act are valued at amortized cost which approximates current market value and are considered to be valued using Level 2 inputs.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At December 31, 2010, all of the funds’ investment securities were classified as Level 2. The breakdown of the funds’ investments into major categories is disclosed on the portfolio holdings.

In January 2010, the Financial Accounting Standards Board issued new guidance requiring reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements of Level 3 securities on a gross basis. The new and revised disclosures are required to be implemented for annual and interim periods beginning after December 15, 2009, except for the disclosures surrounding purchases, sales, issuances and settlements of Level 3 fair value measurements on a gross basis, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

The funds have adopted the new guidance for the period ended December 31, 2010. There were no significant transfers between Level 1 and Level 2 for the period ended December 31, 2010. Management is currently evaluating the impact of the adoption of the other provisions of the new guidance on the funds’ financial statements.

(b) Accounting Policies for certain Portfolio Investments (if held):

Repurchase Agreements: In a repurchase agreement, funds buy a security from another party (usually a financial institution) with the agreement that it be sold back in the future. Repurchase agreements subject the funds to counterparty risk, meaning that the funds could lose money if the other party fails to perform under the terms of the agreement. The funds mitigate this risk by ensuring that the funds’ repurchase agreements are collateralized by cash, U.S. government securities, fixed income securities, equity securities or other types of securities. All collateral is held by the funds’ custodian (or, with tri-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement. Investments in repurchase agreements are also based on a review of the credit quality of the repurchase agreement counterparty.

Delayed-Delivery: The funds may buy securities on a delayed-delivery basis. In these transactions, a fund agrees to buy a security for a stated price, with settlement generally occurring within two weeks. If the security’s value falls before settlement occurs, a fund could end up paying more for the security than its market value at the time of settlement. The funds have set aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

(d) Investment Income:

Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable

 41

 Schwab Taxable Money Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

For funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, are allocated daily to each class in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The funds declare distributions from net investment income, if any, every day they are open for business. These distributions, which are substantially equal to the funds’ net investment income for that day, are paid out to shareholders once a month. The funds declare distributions from net realized capital gains, if any, once a year.

(g) Custody Credit:

Certain funds have an arrangement with their custodian bank, State Street Bank and Trust Company, under which the funds receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(k) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

3. Risk factors:

An investment in a fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of a shareholder’s investment at $1 per share, it is possible to lose money by investing in the funds.

Interest rates will rise and fall over time. As with any investment whose yield reflects current interest rates, a fund’s yield will change over time. During periods when interest rates are low, a fund’s yield (and total return) also will be low. In addition, to the extent a fund makes any reimbursement payments to the investment adviser and/or its affiliates, the fund’s yield would be lower.

A fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. A fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations. The negative perceptions of an issuer’s ability to make such payments could also cause the price of that investment to decline. The credit quality of a fund’s portfolio holdings can change rapidly in

42

 Schwab Taxable Money Funds

Financial Notes (continued)

3. Risk factors (continued):

certain market environments and any default on the part of a single portfolio investment could cause the fund’s share price or yield to fall. The additional risks of any foreign investments are due to reasons ranging from lack of issuer information to the risk of political uncertainties. Many of the U.S. government securities that the funds invest in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities a fund owns do not extend to the shares to the fund itself.

Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. A fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect a fund’s yield, and in unusual circumstance potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, a fund’s yield at times could lag those of other money market funds.

Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

A fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in a fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the funds, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

The funds are not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the funds’ investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between it and the trust.

For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee payable monthly based on the funds’ average daily net assets described as follows:

Average Daily Net Assets

First $1 billion	0.35%
More than $1 billion but not exceeding $10 billion	0.32%
More than $10 billion but not exceeding $20 billion	0.30%
More than $20 billion but not exceeding $40 billion	0.27%
Over $40 billion	0.25%

The Board of Trustees has adopted a Shareholder Servicing and Sweep Administration Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees. The Plan also enables Schwab Government Money Fund and Schwab U.S. Treasury Money Fund to pay Schwab for certain sweep administration services, such as processing of automatic purchases and redemptions it provides to fund shareholders invested in such funds.

 43

 Schwab Taxable Money Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to the amount set forth in the table below. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds), and the funds will pay no more than the amount listed in the table below of the average annual daily net asset value of the funds shares owned by shareholders holding shares through such service providers. Shares of the Schwab Government Money Fund and the Schwab Treasury Money Fund are also subject to an annual sweep administration fee up to the amount set forth below.

The sweep administration fee paid to Schwab is based on the average daily net asset value of the fund shares owned by shareholders holding shares through Schwab. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

	Shareholder Service Fees	Sweep Administration Fee

Schwab Government Money Fund	0.25%	0.15%
Schwab U.S. Treasury Money Fund	0.25%	0.15%
Schwab Value Advantage Money Fund
Investor Shares	0.25%	n/a
Select Shares	0.15%	n/a
Institutional Shares	0.04%	n/a
Institutional Prime Shares	0.02%	n/a

Contractual Expense Limitation

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements (“expense limitation”) with the funds to limit the total annual fund operating expenses, excluding interest, taxes, and certain non-routine expenses, as follows:

Schwab Government Money Fund*	0.75%
Schwab U.S. Treasury Money Fund*	0.60%
Schwab Value Advantage Money Fund
Investor Shares*	0.45%
Select Shares**	0.35%
Institutional Shares**	0.24%
Institutional Prime Shares**	0.21%

*	CSIM and Schwab have agreed to limit the fund’s or fund share class’ expenses as described above for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the fund’s Board of Trustees.
**	CSIM and Schwab have agreed to limit this share class’s expenses as described above through April 29, 2012.

In addition, effective January 1, 2010 through December 31, 2010, CSIM and Schwab agreed to waive an additional amount of the Schwab Government Money Fund, Schwab U.S. Treasury Money Fund and Schwab Value Advantage Money Fund — Investor Shares and Select Shares expenses equal to 0.035% of the funds’ average daily net assets.

Voluntary Expense Waiver/Reimbursement

In addition to the contractual expense limitation agreements noted above, Schwab and the investment adviser also may waive and/or reimburse expenses to the extent necessary to maintain a positive net yield for each fund or each class of a fund. Schwab and the investment adviser may recapture from a fund any of these expenses or fees they have waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. These reimbursement payments by a fund to Schwab and/or the investment adviser are considered “non-routine expenses” and are not subject to any net operating expense limitations in effect at the time of such payment. This recapture

44

 Schwab Taxable Money Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

could negatively affect a fund’s future yield. For Schwab Value Advantage Money Fund, Select Shares, $5,618 was recaptured during the period. As of December 31, 2010, the balance of the recoupable expenses is as follows:

			Schwab Value
			Advantage
	Schwab	Schwab U.S.	Money Fund* —
Expiration Date	Government Fund	Treasury Fund	Investor Shares

December 31, 2012	$32,001,593	$53,047,784	$6,431,819
December 31, 2013	65,865,111	74,589,172	15,099,405

Total	$97,866,704	$127,636,956	$21,531,224

*	As of December 31, 2010, the fund had no recoupable expenses for its Select Shares, Institutional Shares and Institutional Prime Shares.

The funds may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers. For the period ended December 31, 2010, the funds had no direct security transactions with other Schwab Funds.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. The funds had no interfund borrowing or lending activity during the period.

On September 14, 2010, the Charles Schwab Corporation made a payment of $56,536,372 to the Schwab Value Advantage Money Fund to cover the net remaining losses recognized as a result of its investment in a single structured investment vehicle that defaulted in 2008. This payment represented 0.2% of the fund’s net assets on that date and is presented as a “Payment from affiliate” on the Statement of Operations.

5. Transfer Agent Services:

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agent services for each fund.

6. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or Schwab. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

7. Borrowings from Banks:

The funds may borrow money from banks and custodians. The funds have custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company, an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street Bank and Trust Company for the committed line of credit.

There were no borrowings from the lines of credit during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed on the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds rate.

 45

 Schwab Taxable Money Funds

Financial Notes (continued)

8. Federal Income Taxes:

As of December 31, 2010, the components of distributable earnings on a tax-basis were as follows:

	Schwab	Schwab	Schwab Value
	Government	U.S. Treasury	Advantage
	Money Fund	Money Fund	Money Fund

Undistributed net investment income	$4,338	$28,467	$—

Capital loss carry forwards may be used to offset future realized capital gains for federal income tax purposes. As of December 31, 2010, the following funds had capital loss carry forwards available to offset net capital gains before the expiration dates:

	Schwab	Schwab	Schwab Value
	Government	U.S. Treasury	Advantage
Expiration Date	Money Fund	Money Fund	Money Fund

December 31, 2017	$—	$—	$1,996,911

For tax purposes, realized net capital losses, occurring after October 31, may be deferred and treated as occurring on the first day of the following year. For the period ended December 31, 2010, the funds had deferred realized net capital losses and capital loses utilized as follows:

	Schwab	Schwab	Schwab Value
	Government	U.S. Treasury	Advantage
	Money Fund	Money Fund	Money Fund

Deferred capital losses	$—	$—	$—
Capital losses utilized	—	—	60,807,631
Capital losses expired	—	—	—

The tax-basis components of distributions during the current and prior periods were:

	Schwab	Schwab	Schwab Value
	Government	U.S. Treasury	Advantage
	Money Fund	Money Fund	Money Fund

Current period distributions
Ordinary income	$1,419,126	$1,828,911	$8,054,239
Prior period distributions
Ordinary income	$14,594,812	$3,372,217	$133,168,084

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

The permanent book and tax basis differences may result in reclassifications between capital account and other accounts as required. The adjustments have no impact on net assets or the results of operations. As of December 31, 2010, the funds made the following reclassifications:

	Schwab	Schwab	Schwab Value
	Government	U.S. Treasury	Advantage
	Money Fund	Money Fund	Money Fund

Capital shares	$17,029	$17,803	$—
Undistributed net investment income	4,338	28,467	—
Net realized capital gains and losses	(21,367)	(46,270)	—

As of December 31, 2010, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any,

46

 Schwab Taxable Money Funds

Financial Notes (continued)

8. Federal Income Taxes (continued):

related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2010, the funds did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by The President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

9. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

 47

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Government Money Fund
Schwab U.S. Treasury Money Fund
Schwab Value Advantage Money Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Government Money Fund, Schwab U.S. Treasury Money Fund and Schwab Value Advantage Money Fund (three of the portfolios constituting The Charles Schwab Family of Funds, hereafter referred to as the “Funds”) at December 31, 2010, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
February 16, 2011

48

Other Federal Tax Information (unaudited)

For the period ended December 31, 2010, the Schwab U.S. Treasury Money Fund hereby designates $6,364 as a capital gain dividend under section 852(b)(3)(C) of the Internal Revenue Code.

 49

Trustees and Officers

The tables below give information about the trustees and officers for The Charles Schwab Family of Funds which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 86 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman of JDN Corporate Advisory LLC.	73	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009) Director, Excelsior Funds (2006 – 2007)

John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	73	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	73	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Harris-Stratex Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
Director, Genitope Corporation (2000 – 2009)
			Director, Excelsior Funds (2006 – 2007)

David L. Mahoney 1954 Trustee (Trustee of Schwab The Charles Schwab Family of Funds since 2011.)	Private Investor.	73	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

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 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Kiran M. Patel 1948 Trustee (Trustee of Schwab The Charles Schwab Family of Funds since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	73	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	73	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	73	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of The Charles Schwab Family of Funds since 1989.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	73	None

 51

 Interested Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Walter W. Bettinger II2 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	86	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of The Charles Schwab Family of Funds since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer, (Sept. 2010 – present), Charles Schwab Investment Management, Inc.; President and Chief Executive Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Dec. 2010 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of The Charles Schwab Family of Funds since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds (June 2006 – June 2007).

Koji E. Felton 1961 Secretary and Chief Legal Officer (Officer of The Charles Schwab Family of Funds since 1998.)	Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc. (July 2000 – present); Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. (June 1998 – present); Vice President and Assistant Clerk, Laudus Funds (Jan. 2010 – present); Chief Legal Officer and Secretary, Schwab Funds (Nov. 1998 – present) and Schwab ETFs (Oct. 2009 – present); Chief Legal Officer and Secretary, Excelsior Funds (June 2006 – June 2007).

52

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Catherine MacGregor 1964 Vice President (Officer of The Charles Schwab Family of Funds since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk, Laudus Funds (March 2007 – present); Vice President and Assistant Clerk, Schwab Funds (Dec. 2005 – present) and Schwab ETFs (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of The Charles Schwab Family of Funds since 2006.)	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc. (2004 – present); Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Funds; Vice President, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

 53

Glossary

agency discount notes Notes issued by federal agencies—known as Government Sponsored Enterprises, or GSEs—at a discount to their value at maturity. An agency discount note is a short-term investment alternative offering a high degree of credit quality.

asset-backed commercial paper A short-term investment that is typically issued by a bank or other financial institution. The notes represent an interest in financial assets such as trade receivables, credit card receivables, auto receivables, etc. and are generally used for the short-term financing needs of companies.

Barclays Capital General Municipal Bond Index An index that covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds.

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

commercial paper Promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.

corporate note An unsecured debt security issued by a corporation that is subject to the credit risk of the issuer.

credit-enhanced securities Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.

credit quality The capacity of an issuer to make its interest and principal payments. Federal regulations strictly regulate the credit quality of the securities a money market fund can buy.

credit ratings Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor’s, Fitch, Inc. and Moody’s Investor Service, to rate their creditworthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor’s and Fitch, and Aaa, Aa, A and Baa for Moody’s.

credit risk The risk that a debt issuer may be unable to pay interest or repay principal to its debt holders.

dollar-weighted average maturity (DWAM) See weighted average maturity.

effective yield A measurement of a fund’s yield that assumes that all interest income is reinvested in additional shares of the fund.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets for the year.

face value The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.

illiquid securities Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.

interest Payments to holders of debt securities as compensation for loaning a security’s principal to the issuer.

liquidity-enhanced security The security’s structure includes a liquidity arrangement that requires an entity other than the issuer (such as a large financial institution) to provide funds to pay a tender under most circumstances. Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities for repayment within a specified time period (usually one day or one week) at any time prior to their final maturity.

maturity The date a debt security is scheduled to be “retired” and its principal amount repaid. The Maturity of an investment will generally reflect the security’s final maturity date unless the security’s structure includes a maturity-shortening provision such as an interest rate reset, demand feature or put feature (the “Effective Maturity Date”). For those securities with a maturity-shortening provision, including variable-rate demand securities, the Maturity is determined by using the Effective Maturity Date, as permitted by Rule 2a-7.

MSCI EAFE (Europe, Australasia, Far East) Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

MSCI EAFE Growth Index An index that is a subset of the MSCI EAFE Index that generally represents 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the growth style.

MSCI EAFE Value Index An index that is a subset of the MSCI EAFE Index that generally represents 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the value style.

MSCI Emerging Markets Index A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

municipal securities Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

net asset value per share (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding. Money funds seek to maintain a steady NAV of $1.00.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

54

restricted securities Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.

Russell 1000 Growth Index An index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2000 Growth Index An index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index An index that measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Growth Index An index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Value Index An index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

section 3c7 securities Section 3c7 of the Investment Company Act of 1940 (the “1940 Act”) exempts certain issuers from many regulatory requirements applicable to investment companies under the 1940 Act. An issuer whose outstanding securities are exclusively owned by “qualified purchasers” and who is not making or proposing to make a public offering of the securities may qualify for this exemption.

section 4(2)/144A securities Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

taxable-equivalent yield The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% ÷ [1 − 0.25%] = 6.0%).

Tier 1, Tier 2 Tier 1 is the highest category of credit quality, Tier 2 the second highest. A security’s tier can be established either by an independent rating organization or by a determination of the investment adviser. Money market fund shares and U.S. government securities are automatically considered Tier 1 securities. The Schwab Money Funds only purchase securities which are considered to be Tier 1; however, they may hold Tier 2 securities as a result of a downgrade of a portfolio security.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average life (WAM) For money market mutual funds as per rule 2a-7, the maturity date or Effective Maturity Date (see definition of maturity) of all the debt securities in its portfolio or the date the interest rate on those securities is reset or those securities that can be redeemed through demand, calculated as a weighted average. As a rule, the longer the fund’s weighted average maturity, the greater its interest rate risk. Effective June 30, 2010, money funds are required to maintain a weighted average maturity of no more than 60 days.

weighted average maturity (WAL) For money market mutual funds as per rule 2a-7, the weighted average life calculation takes into account either the final maturity date for each security held in the portfolio or, when relevant, the date of the next demand feature (when the fund is scheduled to receive payment of principal and interest after a demand). Effective June 30, 2010, money funds are required to maintain a weighted average life of no more than 120 days. Weighted average life for all Schwab money market funds is available in each fund’s monthly schedule of portfolio holdings at www.schwabfunds.com/prospectus and also available in each fund’s Form N-MFP on the SEC’s website at www.sec.gov 60 days after the end of the month to which the information pertains.

yield The income paid out by an investment, expressed as a percentage of the investments market value.

 55

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Schwab Funds® direct investors:  1-800-407-0256

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Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

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A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab YieldPlus Fund®
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab Inflation Protected Fundtm
Schwab Tax-Free YieldPlus Fundtm
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free YieldPlus Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
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Annual Report
December 31, 2010

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In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Money market investors experienced historically low yields during the year as the Federal Reserve (the Fed) targeted its federal funds rate between zero and 0.25%.

Dear Shareholder,

It is a pleasure to have this opportunity to write to you for the first time as President and Chief Executive Officer of Charles Schwab Investment Management, Inc., the investment adviser to the Schwab Funds. In the accompanying pages, please find the annual report for the Schwab Money Market Fund for the 12-month period that ended December 31, 2010.

During most of 2010, investors and markets weathered a tepid U.S. economy, regulatory changes to the money market fund industry, and Federal Reserve (the Fed) actions that were aimed at keeping short term interest rates low. Despite stubbornly high unemployment and few signs of a turnaround in the housing market in the United States, nearly all investment markets rewarded investors with positive returns. Boosted by high corporate profits in many sectors, U.S. equity markets generated positive returns for the reporting period, as measured by the S&P 500’s 15.1% return. A broad benchmark for fixed income, the Barclays Capital U.S. Aggregate Bond Index, returned 6.5%. International stocks, as measured by the MSCI EAFE Index, returned 8.2%. Equities in emerging countries rewarded investors with a 19.2% return, according to the MSCI Emerging Markets Index, as their economies rebounded and their currencies rose in many cases.

Money market investors experienced historically low yields during the year as the Federal Reserve targeted its federal funds rate between zero and 0.25%. The Fed continued its quantitative easing programs, buying Treasuries to keep borrowing rates low and stimulate economic growth. In mid-year, fears of a debt crisis in Greece and other European nations temporarily pressed short-term interest rates upward, but they settled lower again some months later. Toward the year’s end, intermediate and longer-term interest rates began to rise in anticipation of a stronger economy, the extension of the Bush tax cuts for 2011, and a rebound in consumer spending.

In February 2010, the Securities and Exchange Commission (SEC) adopted new amendments to Rule 2a-7 of the Investment Company Act of 1940, the rule that regulates money funds. The changes included new requirements for money funds to maintain minimum levels of liquidity and lowered the maximum permissible weighted average maturity of a money fund portfolio. The SEC also mandated increased disclosure to investors to help them make more informed decisions about the money funds they invest in. The new rules helped drive demand up and yields down for short-term instruments.

Recognizing the important role that money market funds play in investors’ portfolios, the funds’ investment adviser and its affiliates continued to waive certain fees or expenses during the year to maintain positive net yields for certain Schwab money funds.

Thank you for investing with the Schwab money market funds. We encourage you to review your investment portfolio regularly to make sure it meets your current financial plan. For answers to questions you may have or to consult our website for more information, please visit www.schwabfunds.com. We are also happy to hear from you at 1-800-435-4000.

Sincerely,

2 Schwab Money Market Fund

The Investment Environment

Economic Overview

The decision by the Federal Open Market Committee (the FOMC) in November 2010 to initiate a new program of security purchases, often referred to as quantitative easing, reminded investors that the U.S. economy was still in need of systemic reinforcement.

This latest announcement from the FOMC that it would purchase an additional $600 billion in longer-term U.S. Treasury securities followed earlier policy decisions that included: lowering the federal funds rate to near zero in December 2008 and keeping it there for an extended period of time; authorizing the large-scale purchase of longer-term securities in 2009 and early 2010; and modifying the Federal Reserve’s (the Fed) reinvestment policy in the summer of 2010 on mortgage-related securities, as they matured or were redeemed, in an effort to manage the Fed’s balance sheet.

Contributing to the FOMC’s decision to purchase an additional $600 billion in U.S. Treasuries was a U.S. unemployment rate that had remained above 9% since the fall of 2009 and an inflation rate that was still below optimal levels for what the Fed believed to be a sustainable recovery. Moreover, reports that many of the unemployed in the United States have been seeking employment for more than six months highlighted the fact that job creation had not kept pace with the rising number of people looking for jobs. Adding to the complexity of this economic picture was the decline in housing prices, accompanied by a rise in foreclosures.

Positive economic news was also part of the landscape. Corporations reported high profits for the period under review and increased their investment in equipment and software. Household spending was also up for the reporting period. Gross Domestic Product (GDP) growth—the output of goods and services produced by labor and property in the United States—was positive. The first, second, and third quarter GDP growth rates reached 3.7%, 1.7%, and 2.6%, respectively.

At the international level, news from Europe in the spring of 2010 described the challenges faced by several euro-zone countries as they tried to meet the demands of their sovereign debt. Central banks in Europe responded with financial supports of various types that typically came with the mandate that the countries receiving help also make deep budget cuts. Many of the cuts targeted the rising costs linked to maintaining long-standing benefits such as retirement pensions and subsidized education and health care, which had become unaffordable in an environment of declining revenue.

Money Markets

The Fed’s decision to keep the federal funds rate in the 0% to 0.25% range resulted in a low interest rate environment throughout the reporting period. Low interest rates combined with limited supply of short-term, high-quality taxable and tax-exempt securities suppressed short-term yields. The limited supply was driven, in part, by the new SEC regulations that required money market funds to maintain a weighted average maturity (WAM) of 60 days or less and that required them to meet new minimum liquidity standards. The need to meet these new regulations created higher demand for shorter-term securities, especially short-term U.S. Treasuries, which put downward pressure on yields.

Fixed Income

In the tax-free fixed income markets, many state and local governments saw 4−5% increases in tax revenues during the third quarter of 2010, which continued through year-end. However, tax revenues still remained well below the highs that occurred in 2008. Many fiscal 2011 budgets, passed in the summer of 2010, relied on the final year of federal stimulus funds for Medicaid and education, deep spending cuts, and the use of reserves to achieve balanced budgets. The slow recovery of municipal revenues, continued high unemployment in many states, news regarding high state and local government pension costs, and the spectre of future budgets without federal stimulus funds, all raised investor concerns in the last few months of the reporting period.

Also adding to the challenges in the bond markets was investor response to market volatility. The Euro-debt concerns that crystallized in May 2010 helped to push investors toward U.S. Treasuries. This put further downward pressure on U.S. Treasury rates, as demand outpaced supply. However, as the global stock market gained momentum toward the end of summer and continued to rise through the end of 2010, intermediate and longer-term U.S. Treasury rates rose to nearly match where they had been at the beginning of the reporting period. However, the shorter-term rates remained well below 1.00%.

In other categories, corporate bonds, including investment-grade and high-yield, offered investors returns that outpaced U.S. Treasuries, as did commercial mortgage-backed and agency mortgage-backed securities.

Schwab Money Market Fund 3

The Investment Environment continued

As for broad bond market performance, the Barclays Capital U.S. Aggregate Bond Index returned 6.54%, the Barclays Capital U.S. TIPS Index returned 6.31%, the Barclays U.S. Treasury Index returned 5.87%, and the Barclays Capital General Muni Bond Index returned 2.38% for the 12 months under review.

Equities

The U.S. and international stock markets weathered a few ups and downs during the reporting period. In addition to the European debt crisis, the Deepwater Horizon oil spill on April 20, 2010, in the Gulf of Mexico, caused a short-lived decline in energy stocks. This was followed by a sudden, but temporary, 999-point drop in the Dow Jones Industrial Average within a 30-minute timeframe, on May 6, 2010. The equity market event was subsequently named the “flash crash.” As a result of the flash crash, more than 16,000 trades were cancelled by the major U.S. stock exchanges. Despite these events, both U.S. and international equity markets rebounded. In fact, the U.S. and international stock markets rewarded investors with positive returns for the 12 months under review, despite these disturbances and the slow-paced economic recovery.

For the reporting period, the S&P 500 Index returned 15.06%. In general, growth stocks outperformed value in small-, mid-, and large-cap categories, though not necessarily by wide margins. Small-cap growth stocks had the widest spread, with the Russell 2000 Growth Index returning 29.09% and the Russell 2000 Value Index returning 24.50%. By comparison, the Russell Midcap Growth Index returned 26.38%, compared to the Russell Midcap Value Index returning 24.75%, while the Russell 1000 Growth Index returned 16.71%, against the Russell 1000 Value Index return of 15.51%.

On the international side, the MSCI EAFE Index (Gross) returned 8.21%, while the MSCI EAFE Growth Index returned 12.60%, followed by the MSCI EAFE Value Index, which returned 3.81%. Here again, growth outpaced value, but the best performing index on the international level was the MSCI Emerging Markets Index, which returned 19.20%.

Sectors

All sectors in the U.S. equity markets had positive absolute returns. Consumer Discretionary and Industrials were the best performing sectors, followed by Materials, Energy, and Telecommunications, which also had solid returns. Sectors with low, but still positive returns included Health Care, Utilities, and Information Technology.

Top performing sectors at the international level were Industrials, Consumer Discretionary, and Materials. Utilities and Financials posted negative returns and were the poorest performers on an international level.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

4 Schwab Money Market Fund

Fund Management

Linda Klingman, a managing director and portfolio manager of the investment adviser, has overall responsibility for the management of the fund. She joined the firm in 1990 and has managed money market funds since 1988.

Mike Neitzke, a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the management of the fund. He joined the firm in March 2001 and has worked in the financial industry as a portfolio manager since 1986.

Michael Lin, a portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the fund. He joined the firm in 2000 and was named to his current position in 2004.

Schwab Money Market Fund 5

Schwab Money Market Fund™

Schwab Money Market Fund (the fund) seeks the highest current income consistent with stability of capital and liquidity.

During the 12-month reporting period that ended December 31, 2010, the fund provided safety and liquidity to shareholders in the face of an investment environment characterized by low yields on short term, high quality investments. The fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses to maintain a positive net yield for the fund.* Please read more about the yield and other important characteristics of the fund in the charts and footnotes following this discussion.

The fund’s low yield was a product of both a low interest rate environment and recent regulatory changes relating to money market funds. During 2010 the Federal Reserve continued to target its federal funds rate at a historically low range of 0-0.25%, which maintained low yields on securities in which the fund invests and, in turn, kept the yield of the fund low. In addition, in February 2010 the Securities and Exchange Commission (SEC) adopted amendments to Rule 2a-7 of the Investment Company Act of 1940 to bolster the ability of money funds to withstand economic stresses. The new regulations established minimum daily and weekly liquidity levels and shortened the maximum weighted average maturity (WAM) for money market funds from 90 days to 60 days. These changes increased demand for short-term securities across all money funds, helping to depress money market yields.

The investment adviser shortened the portfolio’s WAM during the first half of the year in anticipation of the new SEC regulations. Having a shortened WAM prior to the European credit crisis placed the fund in a position to purchase longer dated securities in the credit sector at attractive yields as the crisis started to wane. At the end of the reporting period, the fund’s WAM was 39 days. The fund also invested in repurchase agreements collateralized by equity securities based on the credit quality of the repurchase agreement counterparty.

As of 12/31/10:
 Portfolio Composition by Maturity1

% of Investments

1-15 Days	44.5%
16-30 Days	17.3%
31-60 Days	14.5%
61-90 Days	10.8%
91-120 Days	3.9%
More than 120 Days	9.0%

 Statistics

Weighted Average Maturity[2]	39 Days
Credit Quality of Holdings[3] % of portfolio	99.97% Tier 1

 Portfolio Composition by Security Type4

% of Investments

U.S. Treasury	0.5%
Government Agency & Other Government Securities[5]	9.6%
Repurchase Agreement	14.5%
Commercial Paper (CP)
Asset Backed CP	11.2%
Bank/Financial CP	11.3%
Certificate of Deposit	38.7%
Bank Note	4.9%
Corporate Note	2.9%
Time Deposit	5.9%
Other	0.5%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, please see Note 4 of the Financial Notes section.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Portfolio Composition is calculated using the Par Value of Investments.
[5]	Includes debt issued by Straight A Funding LLC, which the U.S. Securities and Exchange Commission (SEC) has stated is permissible for money market funds to treat as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).

6 Schwab Money Market Fundtm

Performance and Fund Facts as of 12/31/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-Day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

Schwab Money Market Fund
Sweep Shares

Ticker Symbol	SWMXX
Minimum Initial Investment[1]	*

Seven-Day Yield[2]	0.01%

Seven-Day Yield—Without Contractual Expense Limitation[3]	-0.05%

Seven-Day Effective Yield[2]	0.01%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Subject to eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit the fund’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. Please see Note 4 in the Financial Notes section for additional details.
[3]	Yield does not reflect the effect of the contractual expense limitation but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.34% to the seven-day yield.

Schwab Money Market Fundtm 7

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning July 1, 2010 and held through December 31, 2010.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 7/1/10	at 12/31/10	7/1/10–12/31/10

Schwab Money Market Fundtm
Actual Return	0.38%	$1,000	$1,000.10	$1.92
Hypothetical 5% Return	0.38%	$1,000	$1,023.29	$1.94

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights, which covers a 12-month period.
[2]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 365 days of the fiscal year.

8 Schwab Money Market Fund

Schwab Money Market Fund™

Financial Statements

Financial Highlights

	1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–
	12/31/10		12/31/09		12/31/08	12/31/07	12/31/06

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.02	0.05	0.04
Net realized and unrealized gains (losses)	0.00	[1,2]	(0.00)[1]		—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.02	0.05	0.04
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.02)	(0.05)	(0.04)

Net asset value at end of period	1.00		1.00		1.00	1.00	1.00

Total return (%)	0.01		0.10		2.26	4.72	4.40

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.33	[3]	0.53	[4,3]	0.71 [5]	0.72	0.74
Gross operating expenses	0.73		0.77		0.75	0.73	0.79
Net investment income (loss)	0.01		0.10		2.34	4.62	4.24
Net assets, end of period ($ x 1,000,000)	13,409		14,098		14,295	19,584	21,762

1 Per-share amount was less than $0.01.
2 Net realized and unrealized gains (losses) ratio includes payment from affiliate of $22,341,858. (See financial note 4)
3 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)
4 The ratio of net operating expenses would have been 0.49%, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.
5 The ratio of net operating expenses would have been 0.70%, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

See financial notes 9

 Schwab Money Market Fund

Portfolio Holdings as of December 31, 2010

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting Schwab’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

			Cost	Value
Holdings by Category			($)	($)

64.6%		Fixed-Rate Obligations	8,653,997,511	8,653,997,511
11.3%		Variable-Rate Obligations	1,517,934,702	1,517,934,702
1.6%		U.S. Government Securities	216,969,460	216,969,460
8.6%		U.S. Government Agency Securities	1,150,359,353	1,150,359,353
14.6%		Repurchase Agreements	1,961,669,721	1,961,669,721
0.0%		Other Investment	3,759,257	3,759,257

100.7%		Total Investments	13,504,690,004	13,504,690,004
(0	.7)%	Other Assets and Liabilities, Net		(95,442,243)

100.0%		Net Assets		13,409,247,761

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)

Fixed-Rate Obligations 64.6% of net assets

Bank Notes 5.0%
Bank of America, N.A.		0.30%		01/07/11	32,000,000	32,000,000
		0.46%		02/04/11	60,000,000	60,000,000
		0.29%		02/17/11	65,000,000	65,000,000
		0.30%		03/14/11	31,000,000	31,000,000
		0.32%		03/23/11	103,000,000	103,000,000
		0.32%		04/04/11	211,000,000	211,000,000

Chase Bank USA, N.A.		0.23%		02/07/11	162,000,000	162,000,000

						664,000,000

Certificates of Deposit 32.9%
Abbey National Treasury Services PLC	a	0.67%		04/07/11	48,000,000	48,000,000
	a	0.68%		05/02/11	18,000,000	18,000,301

Banco Santander S.A.		0.65%		02/04/11	74,000,000	74,000,000
		0.64%		03/03/11	25,000,000	25,000,000
		0.54%		05/03/11	38,000,000	38,000,000

Bank of Nova Scotia		0.29%		03/03/11	145,000,000	145,000,000

Bank of Tokyo Mitsubishi UFJ Ltd.		0.15%		01/07/11	198,000,000	198,000,000
		0.30%		03/31/11	4,000,000	4,000,000
		0.52%		07/27/11	64,000,000	64,000,000

Barclays Bank PLC		0.69%		05/27/11	31,000,000	31,000,000
		0.41%		06/14/11	38,000,000	38,000,000

BNP Paribas		0.71%		01/10/11	59,000,000	59,000,000

10 See financial notes

 Schwab Money Market Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)
BNP Paribas continued		0.71%		01/14/11	104,000,000	104,000,000
		0.67%		01/19/11	158,000,000	158,000,000
		0.61%		01/28/11	18,000,000	18,000,000
		0.50%		06/17/11	11,000,000	11,000,000
		0.45%		07/13/11	50,000,000	50,000,000
		0.46%		07/15/11	103,000,000	103,000,000
		0.45%		07/18/11	135,000,000	135,000,000
		0.46%		07/20/11	1,000,000	1,000,000
		0.48%		08/08/11	8,000,000	8,000,000

Credit Agricole Corporate & Investment Bank		0.25%		01/03/11	60,000,000	60,000,000
		0.32%		03/22/11	50,000,000	50,000,000

Credit Agricole S.A.		0.32%		02/01/11	93,000,000	93,000,000

Credit Suisse AG		0.23%		01/03/11	259,000,000	259,000,000
		0.25%		01/10/11	169,000,000	169,000,000

Deutsche Bank AG		0.24%		01/03/11	109,000,000	109,000,000
		0.29%		03/10/11	50,000,000	50,000,000
		0.29%		04/01/11	61,000,000	61,000,000
		0.51%		06/20/11	127,000,000	127,000,000
		0.50%		06/21/11	10,000,000	10,000,000

DnB NOR Bank ASA		0.40%		02/18/11	135,000,000	135,000,000

Intesa Sanpaolo		0.37%		01/04/11	69,000,000	69,000,230
		0.34%		01/21/11	125,000,000	125,000,000

Landesbank Hessen-Thuringen Girozentrale		0.36%		02/17/11	52,000,000	52,000,339

Lloyds TSB Bank PLC		0.72%		01/18/11	24,000,000	24,000,000
		0.63%		02/07/11	80,000,000	80,000,000
		0.47%		03/23/11	5,000,000	5,000,000

Mitsubishi UFJ Trust & Banking Corp.		0.30%		01/05/11	47,000,000	47,000,000
		0.30%		01/10/11	76,000,000	76,000,000
		0.29%		02/03/11	42,000,000	42,000,000
		0.30%		03/14/11	31,000,000	31,000,000
		0.32%		03/18/11	37,000,000	37,000,000

Mizuho Corporate Bank Ltd.		0.27%		01/10/11	25,000,000	25,000,000
		0.27%		01/24/11	83,000,000	83,000,000
		0.28%		01/28/11	25,000,000	25,000,000

National Australia Bank Ltd.		0.27%		02/22/11	176,000,000	176,000,000

Nationwide Building Society		0.53%		03/02/11	38,000,000	38,000,316

Royal Bank of Scotland PLC		0.68%		06/07/11	24,000,000	24,000,000
		0.66%		06/16/11	2,000,000	2,000,000
		0.65%		07/05/11	35,000,000	35,000,000
		0.64%		07/19/11	17,000,000	17,000,000
		0.64%		07/27/11	20,000,000	20,000,000

Societe Generale		0.42%		03/15/11	83,000,000	83,000,000
		0.40%		04/08/11	61,000,000	61,000,000

Sumitomo Mitsui Banking Corp.		0.30%		01/04/11	26,000,000	26,000,000
		0.27%		01/12/11	30,000,000	30,000,000
		0.27%		01/24/11	17,000,000	17,000,000
		0.27%		02/15/11	48,000,000	48,000,000
		0.29%		03/17/11	23,000,000	23,000,000
		0.30%		04/08/11	32,000,000	32,000,000

See financial notes 11

 Schwab Money Market Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)

Sumitomo Trust & Banking Co.		0.28%		01/11/11	54,000,000	54,000,000
		0.32%		03/23/11	14,000,000	14,000,000
		0.40%		04/05/11	21,000,000	21,000,000
		0.55%		05/24/11	43,000,000	43,000,851

Toronto Dominion Bank		0.28%		03/18/11	73,000,000	73,000,000

UBS AG		0.70%		01/31/11	19,000,000	19,000,000
		0.48%		02/09/11	146,000,000	146,000,000
		0.59%		05/31/11	41,000,000	41,000,000

UniCredit Bank AG		0.49%		02/10/11	40,000,000	40,000,000

UniCredit S.p.A.		0.67%		01/03/11	16,000,000	16,000,000
		0.61%		01/11/11	27,000,000	27,000,000
		0.62%		01/14/11	50,000,000	50,000,000
		0.47%		01/26/11	40,000,000	40,000,000
		0.95%		02/22/11	25,000,000	25,000,000

						4,415,002,037

Commercial Paper & Other Corporate Obligations 20.2%
Alpine Securitization Corp.	a,b,c	0.24%		01/11/11	59,000,000	58,996,067
	a,b,c	0.25%		01/21/11	31,000,000	30,995,694

Argento Variable Funding Co., L.L.C.	a,b,c	0.32%		03/02/11	55,000,000	54,970,667

Atlantis One Funding Corp.	a,b,c	0.26%		02/03/11	47,000,000	46,988,798
	a,b,c	0.30%		02/11/11	3,500,000	3,498,804
	a,b,c	0.29%		03/07/11	46,000,000	45,975,914
	a,b,c	0.37%		06/14/11	85,000,000	84,856,728

Bank of America Corp.		0.28%		01/11/11	17,000,000	16,998,678
		0.31%		03/04/11	38,000,000	37,979,712

Barton Capital, L.L.C.	a,b,c	0.24%		01/03/11	7,000,000	6,999,907

CAFCO, L.L.C.	a,b,c	0.67%		01/18/11	10,000,000	9,996,836
	a,b,c	0.64%		01/19/11	65,000,000	64,979,200
	a,b,c	0.64%		01/20/11	42,000,000	41,985,813
	a,b,c	0.39%		02/17/11	13,000,000	12,993,381

Cancara Asset Securitization, L.L.C.	a,b,c	0.27%		01/12/11	5,000,000	4,999,588
	a,b,c	0.30%		01/14/11	46,000,000	45,995,017
	a,b,c	0.30%		01/24/11	30,000,000	29,994,250
	a,b,c	0.30%		01/25/11	70,000,000	69,986,000
	a,b,c	0.30%		02/24/11	1,000,000	999,550
	a,b,c	0.32%		03/08/11	8,000,000	7,995,307
	a,b,c	0.30%		03/11/11	25,000,000	24,985,625

Chariot Funding, L.L.C.	a,b,c	0.23%		01/12/11	20,000,000	19,998,594
	a,b,c	0.23%		01/13/11	25,000,000	24,998,083

Ciesco, L.L.C.	a,b,c	0.64%		01/13/11	8,000,000	7,998,293
	a,b,c	0.56%		02/02/11	57,000,000	56,971,627

Citigroup Funding, Inc.	a	0.59%		02/01/11	87,000,000	86,955,799
	a	0.29%		02/22/11	35,000,000	34,985,339
	a	0.40%		03/16/11	29,000,000	28,976,156

Commonwealth Bank of Australia	c	0.29%		03/10/11	134,000,000	133,927,863

CRC Funding, L.L.C.	a,b,c	0.67%		01/13/11	92,000,000	91,979,453
	a,b,c	0.67%		01/14/11	50,000,000	49,987,903

12 See financial notes

 Schwab Money Market Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)

Danske Corp.	a,c	0.29%		01/03/11	52,000,000	51,999,162

Falcon Asset Securitization Corp.	a,b,c	0.23%		01/03/11	15,000,000	14,999,808
	a,b,c	0.23%		01/06/11	23,000,000	22,999,265
	a,b,c	0.23%		01/07/11	10,000,000	9,999,617
	a,b,c	0.23%		01/12/11	22,000,000	21,998,454

Gemini Securitization Corp., L.L.C.	a,b,c	0.15%		01/03/11	15,000,000	14,999,875
	a,b,c	0.26%		01/10/11	50,000,000	49,996,750

General Electric Capital Corp.		0.22%		02/07/11	12,000,000	11,997,287
		0.22%		02/08/11	14,000,000	13,996,749
		0.40%		04/28/11	76,000,000	75,901,200
		0.40%		05/06/11	138,000,000	137,808,333
		0.39%		06/23/11	60,000,000	59,887,550
		0.39%		06/27/11	30,000,000	29,942,475

Grampian Funding, L.L.C.	a,b,c	0.30%		01/04/11	8,000,000	7,999,800
	a,b,c	0.31%		01/24/11	29,000,000	28,994,256
	a,b,c	0.58%		02/10/11	20,000,000	19,987,111
	a,b,c	0.52%		02/15/11	9,000,000	8,994,150
	a,b,c	0.50%		03/15/11	27,000,000	26,972,625
	a,b,c	0.51%		03/17/11	41,000,000	40,956,437

Intesa Funding, L.L.C.	a	0.33%		03/16/11	7,000,000	6,995,252

Jupiter Securitization Corp.	a,b,c	0.23%		01/18/11	20,000,000	19,997,828

Lloyds TSB Bank PLC		0.50%		03/10/11	46,000,000	45,956,556

Manhattan Asset Funding Capital Co., L.L.C.	a,b,c	0.28%		01/18/11	6,000,000	5,999,207
	a,b,c	0.28%		01/24/11	18,000,000	17,996,780

Nationwide Building Society		0.80%		01/04/11	19,000,000	18,998,733
		0.48%		03/18/11	2,000,000	1,997,973
		0.45%		05/04/11	7,000,000	6,989,238

Nieuw Amsterdam Receivables Corp.	a,b,c	0.30%		01/11/11	27,000,000	26,997,750
	a,b,c	0.30%		01/27/11	17,000,000	16,996,317
	a,b,c	0.30%		02/03/11	17,000,000	16,995,325
	a,b,c	0.29%		02/08/11	31,000,000	30,990,511

Nordea North America, Inc.	a	0.29%		03/02/11	159,000,000	158,923,150

Old Line Funding, L.L.C.	a,b,c	0.25%		01/18/11	10,000,000	9,998,819
	a,b,c	0.24%		01/21/11	10,000,000	9,998,667

Santander Central Hispano Finance (Delaware), Inc.	a	0.53%		03/15/11	98,000,000	97,894,677
	a	0.65%		05/16/11	27,000,000	26,934,187

Skandinaviska Enskilda Banken AB		0.34%		01/04/11	50,000,000	49,998,583

Societe Generale North America, Inc.	a	0.26%		01/03/11	16,000,000	15,999,773
	a	0.31%		01/27/11	35,000,000	34,992,164
	a	0.41%		04/05/11	12,000,000	11,987,153

Solitaire Funding, L.L.C.	a,b,c	0.31%		01/07/11	44,000,000	43,997,727
	a,b,c	0.30%		01/12/11	24,000,000	23,997,800
	a,b,c	0.30%		01/14/11	2,000,000	1,999,783
	a,b,c	0.30%		01/18/11	26,000,000	25,996,317
	a,b,c	0.30%		01/24/11	43,000,000	42,991,758
	a,b,c	0.30%		01/27/11	35,000,000	34,992,417

See financial notes 13

 Schwab Money Market Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)

Variable Funding Capital Corp.	a,b,c	0.25%		01/06/11	15,000,000	14,999,479

						2,712,995,474

Promissory Note 0.5%
The Goldman Sachs Group, Inc.	c,d	1.02%		08/02/11	60,000,000	60,000,000

Time Deposits 6.0%
Australia & New Zealand Bank Group Ltd.		0.14%		01/03/11	70,000,000	70,000,000

Citibank, N.A.		0.25%		01/03/11	70,000,000	70,000,000

Commerzbank AG		0.18%		01/07/11	147,000,000	147,000,000

Royal Bank of Canada		0.14%		01/03/11	515,000,000	515,000,000

						802,000,000

Total Fixed-Rate Obligations
(Cost $8,653,997,511)						8,653,997,511

Variable-Rate Obligations 11.3% of net assets

ABAG Financial Authority for Nonprofit Corps - Series B
Revenue Bonds (Public Policy Institute) Series 2001	a	0.45%		01/07/11	17,550,000	17,550,000

Banco Bilbao Vizcaya Argentaria S.A.		0.51%		01/07/11	47,000,000	47,000,000
		0.56%		01/07/11	74,000,000	74,000,000

Barclays Bank PLC		0.46%	01/12/11	02/14/11	15,000,000	15,000,000
		0.76%	01/18/11	10/17/11	85,000,000	85,000,000

Citigroup, Inc.		0.37%	02/18/11	05/18/11	48,010,000	47,936,005

Commonwealth Bank of Australia	c	0.36%	01/27/11	01/27/12	150,000,000	150,000,000

Deutsche Bank AG		0.47%		01/10/11	48,000,000	47,999,937

Dexia Credit Local		0.56%		01/07/11	73,000,000	73,000,000

JPMorgan Chase Bank, N.A.		0.26%	01/21/11	01/21/12	129,000,000	129,000,000

National Australia Bank Ltd.		0.28%		01/31/11	13,000,000	13,000,000

New Jersey Economic Development Auth
Lease Revenues Bonds (Camden Center) Series 2002A	a	0.36%		01/07/11	15,960,000	15,960,000
Lease Revenues Bonds (Camden Center) Series 2002B	a	0.36%		01/07/11	20,000,000	20,000,000

Rabobank Nederland		0.35%	01/13/11	09/13/11	145,000,000	145,000,000
		0.34%	01/07/11	10/07/11	13,000,000	13,000,000
		0.35%	01/05/11	12/05/11	100,000,000	100,000,000

Societe Generale		0.38%	01/08/11	03/07/11	69,000,000	69,000,000
		0.48%	01/20/11	06/20/11	6,000,000	6,000,000

Southeast Christian Church of Jefferson Cnty, KY
Bonds Series 2003	a	0.31%		01/07/11	495,000	495,000

Toronto Dominion Bank		0.33%	01/28/11	10/28/11	45,000,000	45,000,000

UBS AG		0.66%	01/18/11	10/17/11	11,000,000	11,000,000

Westpac Banking Corp.		0.30%	01/15/11	03/15/11	50,000,000	49,998,971

14 See financial notes

 Schwab Money Market Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)
		0.31%	01/04/11	06/01/11	20,000,000	20,000,000
	c	0.35%	01/18/11	09/16/11	290,000,000	290,000,000

Westpac Securities NZ Ltd.	a,c	0.35%	01/04/11	02/03/11	33,000,000	32,994,789

Total Variable-Rate Obligations
(Cost $1,517,934,702)						1,517,934,702

U.S. Government Securities 1.6% of net assets

U.S. Treasury Bill 0.5%
U.S. Treasury Bill		0.20%		01/13/11	73,000,000	72,995,133

Other Government Related 1.1%
Straight A Funding, L.L.C.	a,b,c,f	0.22%		01/07/11	10,000,000	9,999,633
	a,b,c,f	0.24%		01/10/11	60,000,000	59,996,400
	a,b,c,f	0.24%		02/14/11	74,000,000	73,978,294

						143,974,327

Total U.S. Government Securities
(Cost $216,969,460)						216,969,460

U.S. Government Agency Securities 8.6% of net assets

Fixed-Rate Discount Notes 7.5%
Fannie Mae		0.17%		01/04/11	19,800,000	19,799,720
		0.17%		01/05/11	27,275,000	27,274,485
		0.12%		01/19/11	47,487,000	47,484,151
		0.17%		02/01/11	86,341,000	86,329,176
		0.13%		02/01/11	1,250,000	1,249,860
		0.18%		02/01/11	14,111,592	14,109,603
		0.14%		02/17/11	2,500,000	2,499,543

Federal Home Loan Bank		0.17%		01/05/11	40,000,000	39,999,245
		0.13%		01/05/11	60,000,000	59,999,133
		0.15%		01/07/11	67,000,000	66,998,325
		0.14%		01/12/11	33,000,000	32,998,588
		0.14%		01/14/11	77,000,000	76,996,107
		0.17%		01/14/11	5,550,000	5,549,659
		0.12%		01/19/11	31,000,000	30,998,140
		0.15%		01/19/11	20,000,000	19,998,500
		0.17%		01/19/11	108,000,000	107,990,820
		0.13%		01/20/11	45,000,000	44,996,913
		0.15%		01/20/11	77,000,000	76,993,904
		0.12%		01/21/11	4,000,000	3,999,733
		0.16%		01/21/11	45,000,000	44,996,125
		0.17%		01/26/11	50,000,000	49,994,097
		0.18%		01/26/11	5,000,000	4,999,392
		0.13%		02/04/11	2,000,000	1,999,754
		0.15%		02/11/11	1,000,000	999,835
		0.14%		02/16/11	1,330,000	1,329,762

Freddie Mac		0.14%		01/10/11	6,790,000	6,789,771
		0.14%		01/18/11	75,000,000	74,995,042
		0.15%		01/19/11	48,000,000	47,996,400

						1,000,365,783

Variable-Rate Obligations 1.1%
Federal Home Loan Bank		0.17%	01/25/11	07/25/11	25,000,000	24,993,570

See financial notes 15

 Schwab Money Market Fund

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)

Freddie Mac		0.14%	01/10/11	11/10/11	125,000,000	125,000,000

						149,993,570

Total U.S. Government Agency Securities
(Cost $1,150,359,353)						1,150,359,353

					Face/
					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)

Repurchase Agreements 14.6% of net assets

Barclays Capital, Inc.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $121,800,001, issued 12/23/10, due 01/03/11.		0.14%		01/03/11	116,004,962	116,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $63,000,000, issued 12/23/10, due 01/03/11.		0.18%		01/03/11	60,003,300	60,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $84,000,001, issued 12/22/10, due 01/03/11.		0.18%		01/03/11	80,004,800	80,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $120,750,000, issued 12/22/10, due 01/03/11.		0.20%		01/03/11	115,007,667	115,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $30,902,181, issued 12/31/10, due 01/03/11.		0.25%		01/03/11	30,000,625	30,000,000

Credit Suisse Securities (USA), L.L.C.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $28,225,490, issued 12/31/10, due 01/03/11.		0.15%		01/03/11	27,670,067	27,669,721

Deutsche Bank Securities, Inc.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $58,240,000, issued 12/21/10, due 01/03/11.		0.21%		01/03/11	56,004,247	56,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $135,200,001, issued 12/31/10, due 01/03/11.		0.28%		01/03/11	130,003,033	130,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Equity Securities with a value of $15,750,001, issued 12/31/10, due 01/03/11.		0.35%		01/03/11	15,000,438	15,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $135,200,001, issued 12/10/10, due 01/06/11.		0.20%		01/06/11	130,019,500	130,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $55,120,000, issued 12/14/10, due 01/06/11.		0.20%		01/06/11	53,006,772	53,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $145,600,001, issued 12/13/10, due 01/07/11.		0.20%		01/07/11	140,019,444	140,000,000

16 See financial notes

 Schwab Money Market Fund

Portfolio Holdings continued

					Face/
					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)

Goldman Sachs & Co.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $182,700,000, issued 12/23/10, due 01/03/11.		0.18%		01/03/11	174,009,570	174,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $131,250,000, issued 12/31/10, due 01/07/11.		0.19%		01/07/11	125,004,618	125,000,000
Tri-Party Repurchase Agreement Collateralized by Equity Securities with a value of $47,250,019, issued 11/04/10, due 02/17/11.	d	0.60%		02/17/11	45,078,750	45,000,000
Tri-Party Repurchase Agreement Collateralized by Equity Securities with a value of $110,250,018, issued 11/05/10, due 02/18/11.	d	0.60%		02/18/11	105,183,750	105,000,000
Tri-Party Repurchase Agreement Collateralized by Equity Securities with a value of $36,750,006, issued 11/29/10, due 03/14/11.	d	0.60%		03/14/11	35,061,250	35,000,000

Merrill Lynch, Pierce, Fenner & Smith, Inc.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $334,750,000, issued 12/31/10, due 01/03/11.		0.22%		01/03/11	325,005,958	325,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $206,000,000, issued 12/20/10, due 01/19/11.		0.24%		01/07/11	200,024,000	200,000,000

Total Repurchase Agreements
(Cost $1,961,669,721)						1,961,669,721

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)

Other Investment 0.0% of net assets

Whistlejacket Capital, L.L.C.	c,d,e	n/a	n/a	n/a	3,759,258	3,759,257

Total Other Investments
(Cost $3,759,257)						3,759,257

End of Investments.

At 12/31/10, the tax basis cost of the fund’s investments was $13,504,690,004.

*	If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as interest rate reset, demand feature or put feature, the effective maturity date is disclosed. The second maturity date is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity column.
a	Credit-enhanced security.
b	Asset-backed security.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $2,380,627,130 or 17.8% of net assets.
d	Illiquid security. At the period end, the value of these amounted to $248,759,257 or 1.9% of net assets.
e	Whistlejacket notes are in receivership, and the fund elected to sell all of its Whistlejacket notes at auction (4/29/2009). The remaining investment represents an interest in a small residual fund that is being held to cover any remaining expenses and liabilities associated with receivership.
f	The U.S. Securities and Exchange Commission has stated that it is permissible for money market funds to treat Straight A Funding LLC securities as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).

See financial notes 17

 Schwab Money Market Fund

Statement of
Assets and Liabilities
As of December 31, 2010.

Assets

Investments, at cost and value		$11,543,020,283
Repurchase agreements, at cost and value	+	1,961,669,721

Total investments, at cost and value (Note 2a)		13,504,690,004
Receivables:
Interest		5,588,002
Prepaid expenses	+	154,844

Total assets		13,510,432,850

Liabilities

Payables:
Investments bought		100,438,779
Shareholder services fees		348,642
Accrued expenses	+	397,668

Total liabilities		101,185,089

Net Assets

Total assets		13,510,432,850
Total liabilities	−	101,185,089

Net assets		$13,409,247,761

Net Assets by Source
Capital received from investors		13,411,334,397
Net investment income not yet distributed		4,712
Net realized capital losses		(2,091,348)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$13,409,247,761		13,409,243,050		$1.00

18 See financial notes

 Schwab Money Market Fund

Statement of
Operations
For January 1, 2010 through December 31, 2010.

Investment Income

Interest		$47,117,066

Expenses

Investment adviser and administrator fees		43,681,027
Shareholder service fees		55,174,703
Shareholder reports		830,008
Custodian fees		491,549
Portfolio accounting fees		343,758
Registration fees		239,825
Trustees’ fees		72,904
Professional fees		64,232
Transfer agent fees		21,699
Interest expense		7
Other expenses	+	319,993

Total expenses		101,239,705
Expense reduction by adviser and Schwab	−	55,508,248
Custody credits	−	149

Net expenses	−	45,731,308

Net investment income		1,385,758

Realized Gains (Losses)

Net realized gains on investments		1,616,366
Payment from affiliate (See financial note 4)	+	22,341,858

Net realized gains		23,958,224

Increase in net assets resulting from operations		$25,343,982

See financial notes 19

 Schwab Money Market Fund

Statements of
Changes in Net Assets
For current and prior report periods.

Operations

1/1/10-12/31/10			1/1/09-12/31/09
Net investment income		$1,385,758	$14,417,692
Net realized gains (losses)	+	23,958,224	(26,049,572)

Increase (Decrease) in net assets from operations		25,343,982	(11,631,880)

Distributions to Shareholders

Distributions from net investment income		(1,381,046)	(14,570,954)

Transactions in Fund Shares*

Shares sold		37,080,496,219	36,400,849,310
Shares reinvested		1,252,926	14,384,923
Shares redeemed	+	(37,794,818,752)	(36,585,971,110)

Net transactions in fund shares		(713,069,607)	(170,736,877)

Net Assets

Beginning of period		14,098,354,432	14,295,294,143
Total decrease	+	(689,106,671)	(196,939,711)

End of period		$13,409,247,761	$14,098,354,432

Net investment income not yet distributed		$4,712	$—

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

20 See financial notes

 Schwab Money Market Fund

Financial Notes

1. Business Structure of the Fund:

Schwab Money Market Fund is a series of The Charles Schwab Family of Funds (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust including the fund discussed in this report, which is highlighted:

The Charles Schwab Family of Funds (organized October 20, 1989)	Schwab Municipal Money Fund
Schwab Money Market Fund	Schwab AMT Tax-Free Money Fund
Schwab Government Money Fund	Schwab California Municipal Money Fund
Schwab U.S. Treasury Money Fund	Schwab California AMT Tax-Free Money Fund
Schwab Value Advantage Money Fund	Schwab New York AMT Tax-Free Money Fund
Schwab Advisor Cash Reserves	Schwab New Jersey AMT Tax-Free Money Fund
Schwab Cash Reserves	Schwab Pennsylvania Municipal Money Fund
Schwab Retirement Advantage Money Fund	Schwab Massachusetts AMT Tax-Free Money Fund
Schwab Investor Money Fund

Schwab Money Market Fund offers one share class. Shares are bought and sold at $1.00 per share. Each share has a par value of 1/1,000 of a cent, and the trustees may authorize the issuance of as many shares as necessary.

The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund also may keep certain assets in segregated accounts, as required by securities laws.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Securities in the fund are valued at amortized cost (which approximates market value) as permitted in accordance with Rule 2a-7 of the 1940 Act. In the event that security valuations do not approximate market value, securities may be valued as determined in accordance with procedures adopted by the Board of Trustees.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The fund does not adjust the quoted price for such instruments, even in situations where the fund holds a large position and a sale could reasonably impact the quoted prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or nontransferability, which are generally based on available market information. Securities held by money funds operating under Rule 2a-7 of the 1940 Act are valued at amortized cost which approximates current market value and are considered to be valued using Level 2 inputs.

 21

 Schwab Money Market Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

•	Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s result of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At December 31, 2010, all of the fund’s investment securities were classified as Level 2. The breakdown of the fund’s investments into major categories is disclosed on the portfolio holdings.

In January 2010, the Financial Accounting Standards Board issued new guidance requiring reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements of Level 3 securities on a gross basis. The new and revised disclosures are required to be implemented for annual and interim periods beginning after December 15, 2009, except for the disclosures surrounding purchases, sales, issuances and settlements of Level 3 fair value measurements on a gross basis, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

The fund has adopted the new guidance for the period ended December 31, 2010. There were no significant transfers between Level 1 and Level 2 for the period ended December 31, 2010. Management is currently evaluating the impact of the adoption of the other provisions of the new guidance on the fund’s financial statements.

(b) Accounting Policies for certain Portfolio Investments (if held):

Repurchase Agreements: In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. Repurchase agreements subject the fund to counterparty risk, meaning that a fund could lose money if the other party fails to perform under the terms of the agreement. The fund mitigates this risk by ensuring that the fund’s repurchase agreements are collateralized by cash, U.S. government securities, fixed income securities, equity or other types of securities. All collateral is held by the fund’s custodian (or, with tri-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement. Investments in repurchase agreements are also based on a review of the credit of the repurchase agreement counterparty.

Delayed-Delivery: The fund may buy securities on a delayed-delivery basis. In these transactions, a fund agrees to buy a security for a stated price, with settlement generally occurring within two weeks. If the security’s value falls before settlement occurs, a fund could end up paying more for the security than its market value at the time of settlement. The fund sets aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

(d) Investment Income:

Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price.

22

 Schwab Money Market Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The fund declares distributions from net investment income, if any, every day it is open for business. These distributions, which are substantially equal to a fund’s net investment income for that day, are paid out to shareholders once a month. The fund may declare distributions from any net realized capital gains, if any, once a year.

(g) Custody Credit:

The fund has an arrangement with its custodian bank, State Street Bank and Trust Company, under which the fund receives a credit for its uninvested cash balance to offset its custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the fund’s operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The fund intends to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the fund distributes substantially all of its net investment income and realized net capital gains, if any, to its respective shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss to be remote.

3. Risk factors:

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of a shareholder’s investment at $1 per share, it is possible to lose money by investing in the fund.

Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also will be low. In addition, to the extent the fund makes any reimbursement payments to the investment adviser and/or its affiliates, the fund’s yield would be lower.

The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. The fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations. The negative perceptions of an issuer’s ability to make such payments could also cause the price of that investment to decline. The credit quality of the fund’s portfolio holdings can change rapidly in certain market environments and any default on the part of a single portfolio investment could cause the fund’s share price or yield to fall. The additional risks of foreign investments are due to reasons ranging from a lack of issuer information to the risk of political uncertainties. Many of the U.S. government securities that the fund invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not

 23

 Schwab Money Market Fund

Financial Notes (continued)

3. Risk factors (continued):

obligated to do so under law. Also, any government guarantees on securities the fund owns do not extend to the shares of the fund itself.

Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect the fund’s yield, and in unusual circumstances potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund’s yield at times could lag those of other money market funds.

Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in the fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the funds, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

The fund is not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between it and the trust.

For its advisory and administrative services to the fund, CSIM is entitled to receive an annual fee payable monthly based on the fund’s average daily net assets described as follows:

Average Daily Net Assets

First $1 billion	0.35%
More than $1 billion but not exceeding $10 billion	0.32%
More than $10 billion but not exceeding $20 billion	0.30%
More than $20 billion but not exceeding $30 billion	0.27%
Over $40 billion	0.25%

The Board of Trustees has adopted a Shareholder Servicing and Sweep Administration Plan (the “Plan”) on behalf of the funds. The Plan enables the fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the fund. The Plan also enables the fund to pay Schwab for certain sweep administration services, such as processing of automatic purchases and redemptions it provides to fund shareholders.

Pursuant to the Plan, the fund’s shares are subject to an annual shareholder servicing fee up to 0.25%. The shareholder servicing fee paid to Schwab is made pursuant to its written agreement with the fund and the fund will pay no more than 0.25% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through Schwab. Pursuant to the Plan, the fund’s shares are subject to an annual sweep administration fee up to 0.15%. The sweep administration fee paid to Schwab is based on the average daily net asset value of the fund shares owned by shareholders holding shares through Schwab. Payments under the Plan are made as described above regardless of Schwab’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payment received, the unexpended portion of the fees may be retained as profit by Schwab.

24

 Schwab Money Market Fund

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Contractual Expense Limitation

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements (“expense limitation”) with the fund to limit the total annual fund operating expenses, excluding interest, taxes and certain non-routine expenses, to 0.71% for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the fund’s Board of Trustees.

In addition, effective January 1, 2010 through December 31, 2010, CSIM and Schwab agreed to waive an additional amount of the fund’s expenses equal to 0.035% of the fund’s average daily net assets.

Voluntary Expense Waiver/Reimbursement

In addition to the contractual expense limitation agreement note above, Schwab and the investment adviser also may waive and/or reimburse expenses to the extent necessary to maintain a positive net yield for the fund. Schwab and the investment adviser may recapture from the fund any of these expenses or fees they have waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. These reimbursement payments by the fund to Schwab and/or the investment adviser are considered “non-routine expenses” and are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could negatively affect the fund’s future yield. As of December 31, 2010 the balance of recoupable expenses is as follows:

Schwab
Expiration Date	Money Market Fund

December 31, 2012	$26,653,803
December 31, 2013	47,297,540

$73,951,343

The fund may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers. For the period ended December 31, 2010 the fund had no direct security transactions with other Schwab Funds.

Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. The fund had no interfund borrowing or lending activity during the period.

On September 14, 2010, the Charles Schwab Corporation made a payment of $22,341,858 to Schwab Money Market Fund to cover the net remaining losses recognized as a result of its investment in a single structured investment vehicle that defaulted in 2008. This payment represented 0.2% of the fund’s net assets on that date and is presented as a “Payment from affiliate” on the Statement of Operations.

5. Transfer Agent Services:

Boston Financial data Services, Inc. (“BFDS”) provides transfer agent services for the fund.

6. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or Schwab. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in the fund’s Statement of Operations.

 25

 Schwab Money Market Fund

Financial Notes (continued)

7. Borrowing from Banks:

The fund may borrow money from banks and custodians. The fund has custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company, an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman. The fund pays interest on the amounts it borrows at rates that are negotiated periodically. The fund also pays an annual fee to State Street Bank and Trust Company for the committed line of credit.

There were no borrowings from the lines of credit during the period. However, the fund may have utilized its overdraft facility and incurred interest expense, which is disclosed on the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds rate.

8. Federal Income Taxes:

As on December 31, 2010, the components of distributable earnings on a tax-basis were as follows:

Undistributed ordinary income	$4,712

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of December 31, 2010, the fund had capital loss carryforwards of $2,091,348 available to offset net capital gains before the expiration date of December 31, 2017.

For tax purposes, realized net capital losses, incurred after October 31, may be deferred and treated as occurring on the first day of the following year. For the period ended December 31, 2010, the fund had capital losses utilized of $23,958,224 and no capital losses deferred.

The tax-basis components of distributions during the current and prior periods were:

	Current Period Distributions	Prior Period Distributions

Ordinary income	$1,381,046	$14,570,954

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes; there were no such differences in the current year. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

The permanent book and tax basis differences may result in reclassifications between capital account and other accounts as required. The adjustments have no impact on net assets or the results of operations. As of December 31, 2010, no such reclassifications were required.

As of December 31, 2010, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2010, the fund did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by The President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

26

 Schwab Money Market Fund

Financial Notes (continued)

8. Federal Income Taxes (continued):

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

9. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

 27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Money Market Fund (one of the portfolios constituting The Charles Schwab Family of Funds, hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
February 16, 2011

28

Trustees and Officers

The tables below give information about the trustees and officers for The Charles Schwab Family of Funds which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 86 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman of JDN Corporate Advisory LLC.	73	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009) Director, Excelsior Funds (2006 – 2007)

John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	73	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	73	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Harris-Stratex Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
Director, Genitope Corporation (2000 – 2009)
			Director, Excelsior Funds (2006 – 2007)

David L. Mahoney 1954 Trustee (Trustee of Schwab The Charles Schwab Family of Funds since 2011.)	Private Investor.	73	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

 29

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Kiran M. Patel 1948 Trustee (Trustee of Schwab The Charles Schwab Family of Funds since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	73	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	73	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	73	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of The Charles Schwab Family of Funds since 1989.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	73	None

30

 Interested Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Walter W. Bettinger II2 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	86	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of The Charles Schwab Family of Funds since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer, (Sept. 2010 – present), Charles Schwab Investment Management, Inc.; President and Chief Executive Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Dec. 2010 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of The Charles Schwab Family of Funds since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds (June 2006 – June 2007).

Koji E. Felton 1961 Secretary and Chief Legal Officer (Officer of The Charles Schwab Family of Funds since 1998.)	Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc. (July 2000 – present); Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. (June 1998 – present); Vice President and Assistant Clerk, Laudus Funds (Jan. 2010 – present); Chief Legal Officer and Secretary, Schwab Funds (Nov. 1998 – present) and Schwab ETFs (Oct. 2009 – present); Chief Legal Officer and Secretary, Excelsior Funds (June 2006 – June 2007).

 31

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Catherine MacGregor 1964 Vice President (Officer of The Charles Schwab Family of Funds since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk, Laudus Funds (March 2007 – present); Vice President and Assistant Clerk, Schwab Funds (Dec. 2005 – present) and Schwab ETFs (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of The Charles Schwab Family of Funds since 2006.)	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc. (2004 – present); Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Funds; Vice President, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

32

Glossary

agency discount notes Notes issued by federal agencies—known as Government Sponsored Enterprises, or GSEs—at a discount to their value at maturity. An agency discount note is a short-term investment alternative offering a high degree of credit quality.

asset-backed commercial paper A short-term investment that is typically issued by a bank or other financial institution. The notes represent an interest in financial assets such as trade receivables, credit card receivables, auto receivables, etc. and are generally used for the short-term financing needs of companies.

Barclays Capital General Municipal Bond Index An index that covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds.

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

commercial paper Promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.

corporate note An unsecured debt security issued by a corporation that is subject to the credit risk of the issuer.

credit-enhanced securities Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.

credit quality The capacity of an issuer to make its interest and principal payments. Federal regulations strictly regulate the credit quality of the securities a money market fund can buy.

credit ratings Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor’s, Fitch, Inc. and Moody’s Investor Service, to rate their creditworthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor’s and Fitch, and Aaa, Aa, A and Baa for Moody’s.

credit risk The risk that a debt issuer may be unable to pay interest or repay principal to its debt holders.

dollar-weighted average maturity (DWAM) See weighted average maturity.

effective yield A measurement of a fund’s yield that assumes that all interest income is reinvested in additional shares of the fund.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets for the year.

face value The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.

illiquid securities Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.

interest Payments to holders of debt securities as compensation for loaning a security’s principal to the issuer.

liquidity-enhanced security The security’s structure includes a liquidity arrangement that requires an entity other than the issuer (such as a large financial institution) to provide funds to pay a tender under most circumstances. Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities for repayment within a specified time period (usually one day or one week) at any time prior to their final maturity.

maturity The date a debt security is scheduled to be “retired” and its principal amount repaid. The Maturity of an investment will generally reflect the security’s final maturity date unless the security’s structure includes a maturity-shortening provision such as an interest rate reset, demand feature or put feature (the “Effective Maturity Date”). For those securities with a maturity-shortening provision, including variable-rate demand securities, the Maturity is determined by using the Effective Maturity Date, as permitted by Rule 2a-7.

MSCI EAFE (Europe, Australasia, Far East) Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

MSCI EAFE Growth Index An index that is a subset of the MSCI EAFE Index that generally represents 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the growth style.

MSCI EAFE Value Index An index that is a subset of the MSCI EAFE Index that generally represents 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the value style.

MSCI Emerging Markets Index A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

municipal securities Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

net asset value per share (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding. Money funds seek to maintain a steady NAV of $1.00.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

 33

restricted securities Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.

Russell 1000 Growth Index An index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2000 Growth Index An index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index An index that measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Growth Index An index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Value Index An index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

section 3c7 securities Section 3c7 of the Investment Company Act of 1940 (the “1940 Act”) exempts certain issuers from many regulatory requirements applicable to investment companies under the 1940 Act. An issuer whose outstanding securities are exclusively owned by “qualified purchasers” and who is not making or proposing to make a public offering of the securities may qualify for this exemption.

section 4(2)/144A securities Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

taxable-equivalent yield The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% ÷ [1 − 0.25%] = 6.0%).

Tier 1, Tier 2 Tier 1 is the highest category of credit quality, Tier 2 the second highest. A security’s tier can be established either by an independent rating organization or by a determination of the investment adviser. Money market fund shares and U.S. government securities are automatically considered Tier 1 securities. The Schwab Money Funds only purchase securities which are considered to be Tier 1; however, they may hold Tier 2 securities as a result of a downgrade of a portfolio security.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average life (WAM) For money market mutual funds as per rule 2a-7, the maturity date or Effective Maturity Date (see definition of maturity) of all the debt securities in its portfolio or the date the interest rate on those securities is reset or those securities that can be redeemed through demand, calculated as a weighted average. As a rule, the longer the fund’s weighted average maturity, the greater its interest rate risk. Effective June 30, 2010, money funds are required to maintain a weighted average maturity of no more than 60 days.

weighted average maturity (WAL) For money market mutual funds as per rule 2a-7, the weighted average life calculation takes into account either the final maturity date for each security held in the portfolio or, when relevant, the date of the next demand feature (when the fund is scheduled to receive payment of principal and interest after a demand). Effective June 30, 2010, money funds are required to maintain a weighted average life of no more than 120 days. Weighted average life for all Schwab money market funds is available in each fund’s monthly schedule of portfolio holdings at www.schwabfunds.com/prospectus and also available in each fund’s Form N-MFP on the SEC’s website at www.sec.gov 60 days after the end of the month to which the information pertains.

yield The income paid out by an investment, expressed as a percentage of the investments market value.

34

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 THIS IS NOT PART OF THE SHAREHOLDER REPORT

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We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

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•	APPLICATION AND REGISTRATION INFORMATION.

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Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call one of the numbers below.

Schwab Funds® direct investors:  1-800-407-0256

© 2010 Schwab Funds. All rights reserved.

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab YieldPlus Fund®
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab Inflation Protected Fundtm
Schwab Tax-Free YieldPlus Fundtm
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free YieldPlus Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
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Member SIPC®
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Annual report dated December 31, 2010 enclosed.

Schwab Advisor Cash Reserves ®

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Schwab Advisor Cash Reserves ®

Annual Report
December 31, 2010

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In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Money market investors experienced historically low yields during the year as the Federal Reserve (the Fed) targeted its federal funds rate between zero and 0.25%.

Dear Shareholder,

It is a pleasure to have this opportunity to write to you for the first time as President and Chief Executive Officer of Charles Schwab Investment Management, Inc., the investment adviser to the Schwab Funds. In the accompanying pages, please find the annual report for the Schwab Advisor Cash Reserves for the 12-month period that ended December 31, 2010.

During most of 2010, investors and markets weathered a tepid U.S. economy, regulatory changes to the money market fund industry, and Federal Reserve (the Fed) actions that were aimed at keeping short term interest rates low. Despite stubbornly high unemployment and few signs of a turnaround in the housing market in the United States, nearly all investment markets rewarded investors with positive returns. Boosted by high corporate profits in many sectors, U.S. equity markets generated positive returns for the reporting period, as measured by the S&P 500’s 15.1% return. A broad benchmark for fixed income, the Barclays Capital U.S. Aggregate Bond Index, returned 6.5%. International stocks, as measured by the MSCI EAFE Index, returned 8.2%. Equities in emerging countries rewarded investors with a 19.2% return, according to the MSCI Emerging Markets Index, as their economies rebounded and their currencies rose in many cases.

Money market investors experienced historically low yields during the year as the Federal Reserve targeted its federal funds rate between zero and 0.25%. The Fed continued its quantitative easing programs, buying Treasuries to keep borrowing rates low and stimulate economic growth. In mid-year, fears of a debt crisis in Greece and other European nations temporarily pressed short-term interest rates upward, but they settled lower again some months later. Toward the year’s end, intermediate and longer-term interest rates began to rise in anticipation of a stronger economy, the extension of the Bush tax cuts for 2011, and a rebound in consumer spending.

In February 2010, the Securities and Exchange Commission (SEC) adopted new amendments to Rule 2a-7 of the Investment Company Act of 1940, the rule that regulates money funds. The changes included new requirements for money funds to maintain minimum levels of liquidity and lowered the maximum permissible weighted average maturity of a money fund portfolio. The SEC also mandated increased disclosure to investors to help them make more informed decisions about the money funds they invest in. The new rules helped drive demand up and yields down for short-term instruments.

Recognizing the important role that money market funds play in investors’ portfolios, the funds’ investment adviser and its affiliates continued to waive certain fees or expenses during the year to maintain positive net yields for certain Schwab money funds.

Thank you for investing with the Schwab money market funds. We encourage you to review your investment portfolio regularly to make sure it meets your current financial plan. For answers to questions you may have or to consult our website for more information, please visit www.schwabfunds.com. We are also happy to hear from you at 1-800-435-4000.

Sincerely,

2 Schwab Advisor Cash Reserves

The Investment Environment

Economic Overview

The decision by the Federal Open Market Committee (the FOMC) in November 2010 to initiate a new program of security purchases, often referred to as quantitative easing, reminded investors that the U.S. economy was still in need of systemic reinforcement.

This latest announcement from the FOMC that it would purchase an additional $600 billion in longer-term U.S. Treasury securities followed earlier policy decisions that included: lowering the federal funds rate to near zero in December 2008 and keeping it there for an extended period of time; authorizing the large-scale purchase of longer-term securities in 2009 and early 2010; and modifying the Federal Reserve’s (the Fed) reinvestment policy in the summer of 2010 on mortgage-related securities, as they matured or were redeemed, in an effort to manage the Fed’s balance sheet.

Contributing to the FOMC’s decision to purchase an additional $600 billion in U.S. Treasuries was a U.S. unemployment rate that had remained above 9% since the fall of 2009 and an inflation rate that was still below optimal levels for what the Fed believed to be a sustainable recovery. Moreover, reports that many of the unemployed in the United States have been seeking employment for more than six months highlighted the fact that job creation had not kept pace with the rising number of people looking for jobs. Adding to the complexity of this economic picture was the decline in housing prices, accompanied by a rise in foreclosures.

Positive economic news was also part of the landscape. Corporations reported high profits for the period under review and increased their investment in equipment and software. Household spending was also up for the reporting period. Gross Domestic Product (GDP) growth—the output of goods and services produced by labor and property in the United States—was positive. The first, second, and third quarter GDP growth rates reached 3.7%, 1.7%, and 2.6%, respectively.

At the international level, news from Europe in the spring of 2010 described the challenges faced by several euro-zone countries as they tried to meet the demands of their sovereign debt. Central banks in Europe responded with financial supports of various types that typically came with the mandate that the countries receiving help also make deep budget cuts. Many of the cuts targeted the rising costs linked to maintaining long-standing benefits such as retirement pensions and subsidized education and health care, which had become unaffordable in an environment of declining revenue.

Money Markets

The Fed’s decision to keep the federal funds rate in the 0% to 0.25% range resulted in a low interest rate environment throughout the reporting period. Low interest rates combined with limited supply of short-term, high-quality taxable and tax-exempt securities suppressed short-term yields. The limited supply was driven, in part, by the new SEC regulations that required money market funds to maintain a weighted average maturity (WAM) of 60 days or less and that required them to meet new minimum liquidity standards. The need to meet these new regulations created higher demand for shorter-term securities, especially short-term U.S. Treasuries, which put downward pressure on yields.

Fixed Income

In the tax-free fixed income markets, many state and local governments saw 4−5% increases in tax revenues during the third quarter of 2010, which continued through year-end. However, tax revenues still remained well below the highs that occurred in 2008. Many fiscal 2011 budgets, passed in the summer of 2010, relied on the final year of federal stimulus funds for Medicaid and education, deep spending cuts, and the use of reserves to achieve balanced budgets. The slow recovery of municipal revenues, continued high unemployment in many states, news regarding high state and local government pension costs, and the spectre of future budgets without federal stimulus funds, all raised investor concerns in the last few months of the reporting period.

Also adding to the challenges in the bond markets was investor response to market volatility. The Euro-debt concerns that crystallized in May 2010 helped to push investors toward U.S. Treasuries. This put further downward pressure on U.S. Treasury rates, as demand outpaced supply. However, as the global stock market gained momentum toward the end of summer and continued to rise through the end of 2010, intermediate and longer-term U.S. Treasury rates rose to nearly match where they had been at the beginning of the reporting period. However, the shorter-term rates remained well below 1.00%.

In other categories, corporate bonds, including investment-grade and high-yield, offered investors returns that outpaced U.S. Treasuries, as did commercial mortgage-backed and agency mortgage-backed securities.

Schwab Advisor Cash Reserves 3

The Investment Environment continued

As for broad bond market performance, the Barclays Capital U.S. Aggregate Bond Index returned 6.54%, the Barclays Capital U.S. TIPS Index returned 6.31%, the Barclays U.S. Treasury Index returned 5.87%, and the Barclays Capital General Muni Bond Index returned 2.38% for the 12 months under review.

Equities

The U.S. and international stock markets weathered a few ups and downs during the reporting period. In addition to the European debt crisis, the Deepwater Horizon oil spill on April 20, 2010, in the Gulf of Mexico, caused a short-lived decline in energy stocks. This was followed by a sudden, but temporary, 999-point drop in the Dow Jones Industrial Average within a 30-minute timeframe, on May 6, 2010. The equity market event was subsequently named the “flash crash.” As a result of the flash crash, more than 16,000 trades were cancelled by the major U.S. stock exchanges. Despite these events, both U.S. and international equity markets rebounded. In fact, the U.S. and international stock markets rewarded investors with positive returns for the 12 months under review, despite these disturbances and the slow-paced economic recovery.

For the reporting period, the S&P 500 Index returned 15.06%. In general, growth stocks outperformed value in small-, mid-, and large-cap categories, though not necessarily by wide margins. Small-cap growth stocks had the widest spread, with the Russell 2000 Growth Index returning 29.09% and the Russell 2000 Value Index returning 24.50%. By comparison, the Russell Midcap Growth Index returned 26.38%, compared to the Russell Midcap Value Index returning 24.75%, while the Russell 1000 Growth Index returned 16.71%, against the Russell 1000 Value Index return of 15.51%.

On the international side, the MSCI EAFE Index (Gross) returned 8.21%, while the MSCI EAFE Growth Index returned 12.60%, followed by the MSCI EAFE Value Index, which returned 3.81%. Here again, growth outpaced value, but the best performing index on the international level was the MSCI Emerging Markets Index, which returned 19.20%.

Sectors

All sectors in the U.S. equity markets had positive absolute returns. Consumer Discretionary and Industrials were the best performing sectors, followed by Materials, Energy, and Telecommunications, which also had solid returns. Sectors with low, but still positive returns included Health Care, Utilities, and Information Technology.

Top performing sectors at the international level were Industrials, Consumer Discretionary, and Materials. Utilities and Financials posted negative returns and were the poorest performers on an international level.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

4 Schwab Advisor Cash Reserves

Fund Management

Linda Klingman, a managing director and portfolio manager of the investment adviser, has overall responsibility for the management of the fund. She joined the firm in 1990 and has managed money market funds since 1988.

Mike Neitzke, a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the management of the fund. He joined the firm in March 2001 and has worked in the financial industry as a portfolio manager since 1986.

Michael Lin, a portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the fund. He joined the firm in 2000 and was named to his current position in 2004.

Schwab Advisor Cash Reserves 5

Schwab Advisor Cash Reserves®

Schwab Advisor Cash Reserves (the fund) seeks the highest current income consistent with stability of capital and liquidity.

During the 12-month reporting period that ended December 31, 2010, the fund provided safety and liquidity to shareholders, in the face of an investment environment characterized by low yields on short term, high quality investments. The fund’s investment adviser and its affiliates voluntarily waived certain fees or expenses to maintain a positive net yield for each share class of the fund.* Please read more about the yield and other important characteristics of the fund in the charts and footnotes following this discussion.

The fund’s low yield was a product of both a low interest rate environment and recent regulatory changes relating to money market funds. During 2010 the Federal Reserve continued to target its federal funds rate at a historically low range of 0-0.25%, which maintained low yields on securities in which the fund invests and, in turn, kept the yield of the fund low. In addition, in February 2010 the Securities and Exchange Commission (SEC) adopted amendments to Rule 2a-7 of the Investment Company Act of 1940 to bolster the ability of money funds to withstand economic stresses. The new regulations established minimum daily and weekly liquidity levels and shortened the maximum weighted average maturity (WAM) for money market funds from 90 days to 60 days. These changes increased demand for short-term securities across all money funds, helping to depress money market yields.

The investment adviser shortened the portfolio’s WAM during the first half of the year in anticipation of the new SEC regulations. Having a shortened WAM prior to the European credit crisis placed the fund in a position to purchase longer dated securities in the credit sector at attractive yields as the crisis started to wane. At the end of the reporting period, the fund’s WAM was 41 days. The fund also invested in repurchase agreements collateralized by equity securities based on the credit quality of the repurchase agreement counterparty.

As of 12/31/10:
 Portfolio Composition by Maturity1

% of Investments

1-15 Days	38.4%
16-30 Days	17.6%
31-60 Days	18.2%
61-90 Days	13.4%
91-120 Days	2.9%
More than 120 Days	9.5%

 Statistics

Weighted Average Maturity[2]	41 Days
Credit Quality of Holdings[3] % of portfolio	99.98% Tier 1

 Portfolio Composition by Security Type4

% of Investments

U.S. Treasury	0.5%
Government Agency & Other Government Securities[5]	9.9%
Repurchase Agreement	16.1%
Commercial Paper (CP)
Asset Backed CP	14.8%
Bank/Financial CP	10.7%
Certificate of Deposit	36.3%
Bank Note	4.1%
Corporate Note	2.0%
Time Deposit	5.4%
Other	0.2%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, please see Note 4 of the Financial Notes section.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Portfolio Composition is calculated using the Par Value of Investments.
[5]	Includes debt issued by Straight A Funding LLC, which the U.S. Securities and Exchange Commission has stated is permissible for money market funds to treat as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).

6 Schwab Advisor Cash Reserves®

Performance and Fund Facts as of 12/31/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-Day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

	Schwab Advisor
	Cash Reserves
	Sweep Shares	Premier Sweep Shares

Ticker Symbol	SWQXX	SWZXX
Minimum Initial Investment[1]	*	*

Seven-Day Yield[2]	0.01%	0.01%

Seven-Day Yield—Without Contractual Expense Limitation[3]	-0.08%	-0.15%

Seven-Day Effective Yield[2]	0.01%	0.01%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Subject to eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit each share class’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for each share class of the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. Please see Note 4 in the Financial Notes section for additional details.
[3]	Yield does not reflect the effect of the contractual expense limitation but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.29% and 0.22% to the seven-day yields of the Sweep Shares and Premier Sweep Shares, respectively.

Schwab Advisor Cash Reserves® 7

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning July 1, 2010 and held through December 31, 2010.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 7/1/10	at 12/31/10	7/1/10–12/31/10

Schwab Advisor Cash Reserves®
Sweep Shares
Actual Return	0.38%	$1,000	$1,000.10	$1.92
Hypothetical 5% Return	0.38%	$1,000	$1,023.29	$1.94
Premier Sweep Shares
Actual Return	0.38%	$1,000	$1,000.10	$1.92
Hypothetical 5% Return	0.38%	$1,000	$1,023.29	$1.94

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights, which covers a 12-month period.
[2]	Expenses for each share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 365 days of the fiscal year.

8 Schwab Advisor Cash Reserves

Schwab Advisor Cash Reserves®

Financial Statements

Financial Highlights

	1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–
Sweep Shares	12/31/10		12/31/09		12/31/08	12/31/07	12/31/06

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.02	0.05	0.04
Net realized and unrealized gains (losses)	0.00	[1,2]	(0.00)[1]		—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.02	0.05	0.04
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.02)	(0.05)	(0.04)

Net asset value at end of period	1.00		1.00		1.00	1.00	1.00

Total return (%)	0.01		0.13		2.36	4.78	4.47

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.34	[3]	0.53	[3,4]	0.65 [5]	0.66	0.68
Gross operating expenses	0.73		0.76		0.75	0.75	0.84
Net investment income (loss)	0.01		0.14		2.34	4.67	4.48
Net assets, end of period ($ x 1,000,000)	5,617		5,786		7,286	6,416	5,222

	1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–
Premier Sweep Shares	12/31/10		12/31/09		12/31/08	12/31/07	12/31/06

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00	1.00	1.00

Income from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.02	0.05	0.04
Net realized and unrealized gains (losses)	0.00	[1,2]	(0.00)[1]		—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.02	0.05	0.04
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.02)	(0.05)	(0.04)

Net asset value at end of period	1.00		1.00		1.00	1.00	1.00

Total Return (%)	0.01		0.16		2.43	4.86	4.57

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.34	[3]	0.50	[3,4]	0.58 [5]	0.59	0.59
Gross operating expenses	0.73		0.76		0.75	0.75	0.84
Net investment income (loss)	0.01		0.17		2.42	4.74	4.56
Net assets, end of period ($ x 1,000,000)	15,342		14,132		16,245	15,023	10,784

1 Per-share amount was less than $0.01.
2 Net realized and unrealized gains (losses) ratio includes payment from affiliate of $25,575,062. (See financial note 4)
3 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)
4 The ratio of net operating expenses would have been 0.51% for Sweep Shares and 0.47% for Premier Sweep Shares, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.
5 The ratio of net operating expenses would have been 0.64% for Sweep Shares and 0.57% for Premier Sweep Shares, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

See financial notes 9

 Schwab Advisor Cash Reserves

Portfolio Holdings as of December 31, 2010

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting Schwab’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

			Cost	Value
Holdings by Category			($)	($)

63.0%		Fixed-Rate Obligations	13,215,290,327	13,215,290,327
10.8%		Variable-Rate Obligations	2,270,061,181	2,270,061,181
1.9%		U.S. Government Securities	389,716,997	389,716,997
8.6%		U.S. Government Agency Securities	1,799,465,933	1,799,465,933
16.2%		Repurchase Agreements	3,389,603,270	3,389,603,270
0.0%		Other Investment	3,838,564	3,838,564

100.5%		Total Investments	21,067,976,272	21,067,976,272
(0	.5)%	Other Assets and Liabilities, Net		(109,040,118)

100.0%		Net Assets		20,958,936,154

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)

Fixed-Rate Obligations 63.0% of net assets

Bank Notes 4.1%
Bank of America, N.A.		0.58%		01/19/11	43,000,000	43,000,000
		0.57%		01/26/11	65,000,000	65,000,000
		0.55%		02/01/11	204,000,000	204,000,000
		0.30%		03/14/11	50,000,000	50,000,000
		0.32%		03/23/11	25,000,000	25,000,000
		0.33%		05/05/11	220,000,000	220,000,000
		0.33%		05/12/11	200,000,000	200,000,000

Chase Bank USA, N.A.		0.23%		02/07/11	53,000,000	53,000,000

						860,000,000

Certificates of Deposit 27.7%
Abbey National Treasury Services PLC	a	0.75%		02/25/11	27,000,000	27,000,000
	a	0.67%		04/07/11	66,000,000	66,000,000
	a	0.68%		05/02/11	4,000,000	4,000,067

Banco Santander S.A.		0.60%		02/04/11	113,000,000	113,000,000
		0.64%		03/03/11	113,000,000	113,000,000
		0.54%		05/03/11	36,000,000	36,000,000

Bank of Nova Scotia		0.25%		02/08/11	38,000,000	38,000,000
		0.28%		03/03/11	137,000,000	137,000,000
		0.29%		03/03/11	41,000,000	41,000,000
		0.27%		03/14/11	83,000,000	83,000,000
		0.28%		03/18/11	7,000,000	7,000,000

Bank of Tokyo Mitsubishi UFJ Ltd.		0.15%		01/07/11	300,000,000	300,000,000
		0.50%		07/22/11	24,000,000	24,000,000

10 See financial notes

 Schwab Advisor Cash Reserves

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)
		0.52%		07/27/11	48,000,000	48,000,000

Barclays Bank PLC		0.72%		05/04/11	100,000,000	100,000,000
		0.63%		05/24/11	53,000,000	53,000,000
		0.58%		06/24/11	75,000,000	75,000,000
		0.59%		07/05/11	28,000,000	28,000,000

BNP Paribas		0.30%		01/03/11	4,000,000	4,000,000
		0.71%		01/10/11	31,000,000	31,000,000
		0.61%		01/28/11	218,000,000	218,000,000
		0.30%		02/03/11	83,000,000	83,000,000
		0.56%		02/03/11	9,000,000	9,000,000
		0.68%		05/09/11	48,000,000	48,000,000
		0.49%		05/24/11	4,000,000	4,000,000
		0.52%		05/31/11	7,000,000	7,000,000
		0.50%		06/17/11	26,000,000	26,000,000
		0.48%		07/05/11	105,000,000	105,000,000
		0.46%		07/15/11	10,000,000	10,000,000
		0.59%		09/15/11	25,000,000	25,000,000

Credit Agricole Corporate & Investment Bank		0.25%		01/03/11	32,000,000	32,000,000
		0.31%		03/08/11	19,000,000	19,000,000
		0.32%		03/22/11	60,000,000	60,000,000

Credit Agricole S.A.		0.32%		02/01/11	136,000,000	136,000,000

Credit Suisse AG		0.23%		01/03/11	138,000,000	138,000,000
		0.25%		01/24/11	149,000,000	149,000,000

Deutsche Bank AG		0.24%		01/03/11	57,000,000	57,000,000
		0.50%		06/21/11	70,000,000	70,000,000

DnB NOR Bank ASA		0.40%		02/18/11	195,000,000	195,000,000

Intesa Sanpaolo		0.37%		01/04/11	75,000,000	75,000,249
		0.34%		01/21/11	60,000,000	60,000,000

Landesbank Hessen-Thuringen Girozentrale		0.36%		02/17/11	69,000,000	69,000,450

Lloyds TSB Bank PLC		0.63%		02/07/11	73,000,000	73,000,000
		0.47%		03/07/11	26,000,000	26,000,000
		0.47%		03/23/11	60,000,000	60,000,000
		0.44%		05/03/11	65,000,000	65,000,000

Mitsubishi UFJ Trust & Banking Corp.		0.32%		01/10/11	69,000,000	69,000,000
		0.32%		01/27/11	104,000,000	104,000,000
		0.29%		02/03/11	48,000,000	48,000,000
		0.30%		02/16/11	97,000,000	97,000,000
		0.30%		03/08/11	4,000,000	4,000,000
		0.30%		03/14/11	29,000,000	29,000,000
		0.32%		03/18/11	36,000,000	36,000,000

Mizuho Corporate Bank Ltd.		0.27%		01/07/11	120,000,000	120,000,000
		0.28%		01/28/11	77,000,000	77,000,000

National Australia Bank Ltd.		0.27%		02/22/11	115,000,000	115,000,000

Nordea Bank Finland PLC		0.27%		03/04/11	156,000,000	156,000,000

Royal Bank of Scotland PLC		0.99%		04/20/11	122,000,000	122,000,000
		0.80%		05/18/11	50,000,000	50,000,000
		0.84%		05/20/11	57,000,000	57,000,000
		0.68%		06/07/11	28,000,000	28,000,000
		0.66%		06/16/11	17,000,000	17,000,000

See financial notes 11

 Schwab Advisor Cash Reserves

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)
		0.64%		07/19/11	40,000,000	40,000,000
		1.00%		08/24/11	65,000,000	65,000,000

Societe Generale		0.34%		03/08/11	62,000,000	62,000,000
		0.42%		04/01/11	53,000,000	53,000,000
		0.40%		04/08/11	43,000,000	43,000,000

Sumitomo Mitsui Banking Corp.		0.27%		01/18/11	82,000,000	82,000,000
		0.27%		01/24/11	30,000,000	30,000,000
		0.30%		01/31/11	20,000,000	20,000,000
		0.29%		02/07/11	60,000,000	60,000,000
		0.30%		03/02/11	19,000,000	19,000,000
		0.29%		03/17/11	20,000,000	20,000,000

Sumitomo Trust & Banking Co.		0.33%		01/10/11	80,000,000	80,000,100
		0.33%		01/11/11	22,000,000	22,000,031
		0.32%		02/25/11	54,000,000	54,000,000
		0.32%		03/23/11	6,000,000	6,000,000
		0.40%		05/17/11	35,000,000	35,000,000

Svenska Handelsbanken AB		0.29%		03/17/11	102,000,000	102,000,000

Toronto Dominion Bank		0.23%		01/24/11	82,000,000	82,000,000
		0.24%		02/10/11	173,000,000	173,000,000
		0.28%		03/18/11	8,000,000	8,000,000

UBS AG		0.70%		01/31/11	166,000,000	166,000,000
		0.59%		05/31/11	31,000,000	31,000,000

UniCredit Bank AG		0.50%		02/04/11	43,000,000	43,000,000
		0.49%		02/10/11	15,000,000	15,000,000

UniCredit S.p.A.		0.47%		01/26/11	70,000,000	70,000,000
		0.48%		02/18/11	13,000,000	13,000,000
		0.95%		02/22/11	75,000,000	75,000,000
		0.48%		02/23/11	53,000,000	53,000,000

Union Bank, N.A.		0.25%		01/20/11	7,000,000	7,000,000

						5,805,000,897

Commercial Paper & Other Corporate Obligations 25.4%
Alpine Securitization Corp.	a,b,c	0.24%		01/11/11	52,000,000	51,996,533
	a,b,c	0.25%		01/21/11	87,000,000	86,987,917

Argento Variable Funding Co., L.L.C.	a,b,c	0.52%		02/22/11	3,000,000	2,997,747
	a,b,c	0.51%		03/02/11	29,000,000	28,975,350

Atlantis One Funding Corp.	a,b,c	0.23%		01/03/11	10,000,000	9,999,872
	a,b,c	0.26%		02/03/11	34,000,000	33,991,897
	a,b,c	0.30%		03/03/11	55,000,000	54,972,042
	a,b,c	0.29%		03/11/11	239,000,000	238,867,156
	a,b,c	0.29%		03/14/11	46,000,000	45,973,320
	a,b,c	0.37%		06/09/11	50,000,000	49,918,292

Bank of America Corp.		0.28%		02/03/11	112,000,000	111,971,253
		0.46%		02/04/11	18,000,000	17,992,180
		0.31%		03/04/11	65,000,000	64,965,297

Barton Capital, L.L.C.	a,b,c	0.24%		01/03/11	11,000,000	10,999,853

BNZ International Funding Ltd.	a	0.41%		02/25/11	13,000,000	12,991,857

CAFCO, L.L.C.	a,b,c	0.59%		01/20/11	39,000,000	38,987,856

12 See financial notes

 Schwab Advisor Cash Reserves

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)
	a,b,c	0.57%		02/01/11	71,000,000	70,965,151
	a,b,c	0.34%		02/03/11	13,000,000	12,995,948

Cancara Asset Securitization, L.L.C.	a,b,c	0.27%		01/12/11	28,000,000	27,997,690
	a,b,c	0.30%		02/10/11	60,000,000	59,980,000
	a,b,c	0.31%		02/15/11	38,000,000	37,985,275
	a,b,c	0.30%		02/24/11	27,000,000	26,987,850
	a,b,c	0.30%		03/14/11	102,000,000	101,938,800

Chariot Funding, L.L.C.	a,b,c	0.23%		01/03/11	24,000,000	23,999,693
	a,b,c	0.23%		01/12/11	35,000,000	34,997,540
	a,b,c	0.23%		01/19/11	13,000,000	12,998,505

Ciesco, L.L.C.	a,b,c	0.58%		01/10/11	30,000,000	29,995,650
	a,b,c	0.70%		01/11/11	40,000,000	39,992,222
	a,b,c	0.64%		01/13/11	15,000,000	14,996,800
	a,b,c	0.56%		02/02/11	93,000,000	92,953,707

Citigroup Funding, Inc.	a	0.67%		01/10/11	28,000,000	27,995,310
	a	0.49%		02/07/11	13,000,000	12,993,453
	a	0.29%		03/03/11	24,000,000	23,988,207
	a	0.40%		03/08/11	9,000,000	8,993,400
	a	0.37%		04/18/11	173,000,000	172,809,748

Commonwealth Bank of Australia	c	0.28%		03/15/11	94,000,000	93,946,629
	c	0.29%		03/15/11	160,000,000	159,907,533

CRC Funding, L.L.C.	a,b,c	0.67%		01/13/11	4,000,000	3,999,107
	a,b,c	0.57%		02/01/11	190,000,000	189,906,742
	a,b,c	0.29%		03/14/11	10,000,000	9,994,200
	a,b,c	0.30%		03/14/11	6,000,000	5,996,400

Danske Corp.	a,c	0.29%		01/03/11	15,000,000	14,999,758
	a,c	0.29%		01/14/11	7,000,000	6,999,267

Falcon Asset Securitization Corp.	a,b,c	0.23%		01/03/11	29,000,000	28,999,629
	a,b,c	0.23%		01/06/11	32,000,000	31,998,978
	a,b,c	0.23%		01/07/11	16,000,000	15,999,387

Gemini Securitization Corp., L.L.C.	a,b,c	0.15%		01/03/11	35,030,000	35,029,708
	a,b,c	0.25%		01/06/11	98,000,000	97,996,597
	a,b,c	0.26%		01/10/11	67,000,000	66,995,645
	a,b,c	0.30%		03/16/11	105,000,000	104,935,250

General Electric Capital Corp.		0.22%		02/07/11	70,000,000	69,984,172
		0.22%		02/08/11	82,000,000	81,980,958
		0.40%		04/28/11	110,000,000	109,857,000
		0.39%		06/15/11	163,000,000	162,708,637
		0.39%		06/23/11	36,000,000	35,932,530
		0.39%		06/27/11	34,000,000	33,934,805

Grampian Funding, L.L.C.	a,b,c	0.27%		01/04/11	9,000,000	8,999,798
	a,b,c	0.62%		02/08/11	28,000,000	27,981,676
	a,b,c	0.58%		02/10/11	9,000,000	8,994,200
	a,b,c	0.51%		03/17/11	87,000,000	86,907,562
	a,b,c	0.47%		05/17/11	75,000,000	74,866,833

HSBC USA, Inc.		0.23%		01/11/11	37,000,000	36,997,636

Intesa Funding, L.L.C.	a	0.35%		03/02/11	54,000,000	53,968,500
	a	0.33%		03/16/11	100,000,000	99,932,167

Jupiter Securitization Corp.	a,b,c	0.23%		01/03/11	28,000,000	27,999,642
	a,b,c	0.23%		01/12/11	23,547,000	23,545,345

See financial notes 13

 Schwab Advisor Cash Reserves

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)

Lloyds TSB Bank PLC		0.50%		03/10/11	129,000,000	128,878,167

Manhattan Asset Funding Capital Co., L.L.C.	a,b,c	0.17%		01/03/11	21,442,000	21,441,797
	a,b,c	0.28%		01/03/11	18,000,000	17,999,720

Market Street Funding Corp.	a,b,c	0.27%		01/27/11	11,924,000	11,921,675
	a,b,c	0.28%		02/02/11	22,031,000	22,025,517

Nationwide Building Society		0.80%		01/04/11	27,000,000	26,998,200
		0.80%		01/12/11	22,000,000	21,994,622
		0.48%		03/18/11	20,000,000	19,979,733
		0.45%		05/04/11	27,000,000	26,958,488

Nieuw Amsterdam Receivables Corp.	a,b,c	0.30%		01/27/11	60,000,000	59,987,000
	a,b,c	0.30%		02/03/11	50,000,000	49,986,250
	a,b,c	0.30%		03/07/11	13,000,000	12,992,958

Nordea North America, Inc.	a	0.29%		03/02/11	200,000,000	199,903,333

Santander Central Hispano Finance (Delaware), Inc.	a	0.53%		03/15/11	58,000,000	57,937,666
	a	0.65%		05/16/11	60,000,000	59,853,750

Skandinaviska Enskilda Banken AB		0.36%		01/18/11	74,000,000	73,987,595

Societe Generale North America, Inc.	a	0.26%		01/03/11	86,000,000	85,998,782
	a	0.41%		04/05/11	46,000,000	45,950,754

Solitaire Funding, L.L.C.	a,b,c	0.24%		01/05/11	6,000,000	5,999,840
	a,b,c	0.30%		01/12/11	40,000,000	39,996,333
	a,b,c	0.30%		01/14/11	40,000,000	39,995,667
	a,b,c	0.30%		01/18/11	34,000,000	33,995,183
	a,b,c	0.30%		01/21/11	4,000,000	3,999,333
	a,b,c	0.29%		01/25/11	8,000,000	7,998,453
	a,b,c	0.30%		01/27/11	47,000,000	46,989,817
	a,b,c	0.28%		01/28/11	34,000,000	33,992,860
	a,b,c	0.34%		02/28/11	3,000,000	2,998,357
	a,b,c	0.33%		03/23/11	53,000,000	52,960,648

Starbird Funding Corp.	a,b,c	0.15%		01/03/11	70,000,000	69,999,417

Sumitomo Mitsui Banking Corp.	c	0.30%		02/02/11	43,000,000	42,988,533

Thames Asset Global Securitization No. 1, Inc.	a,b,c	0.27%		01/13/11	119,227,000	119,216,270
	a,b,c	0.28%		01/20/11	74,000,000	73,989,064

Thunder Bay Funding, L.L.C.	a,b,c	0.25%		01/19/11	26,000,000	25,996,750
	a,b,c	0.28%		03/01/11	116,000,000	115,946,769

Ticonderoga Funding, L.L.C.	a,b,c	0.30%		01/25/11	21,000,000	20,995,800

Variable Funding Capital Corp.	a,b,c	0.25%		01/06/11	25,000,000	24,999,132

Windmill Funding Corp.	a,b,c	0.34%		01/04/11	60,000,000	59,998,300
	a,b,c	0.27%		02/07/11	46,000,000	45,987,235

						5,324,289,430

Promissory Note 0.4%
The Goldman Sachs Group, Inc.	c,d	1.02%		08/02/11	80,000,000	80,000,000

Time Deposits 5.4%
Australia & New Zealand Bank Group Ltd.		0.14%		01/03/11	115,000,000	115,000,000

14 See financial notes

 Schwab Advisor Cash Reserves

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)

Citibank, N.A.		0.25%		01/03/11	105,000,000	105,000,000

Commerzbank AG		0.22%		01/03/11	16,000,000	16,000,000
		0.18%		01/07/11	214,000,000	214,000,000

Royal Bank of Canada		0.14%		01/03/11	696,000,000	696,000,000

						1,146,000,000

Total Fixed-Rate Obligations
(Cost $13,215,290,327)						13,215,290,327

Variable-Rate Obligations 10.8% of net assets

Banco Bilbao Vizcaya Argentaria S.A.		0.51%		01/07/11	58,000,000	58,000,000
		0.56%		01/07/11	107,000,000	107,000,000

Bank of America, N.A.		0.59%	01/24/11	01/20/12	147,000,000	147,000,000

Barclays Bank PLC		0.76%	01/18/11	10/17/11	64,000,000	64,000,000

BNP Paribas		0.46%	01/18/11	06/15/11	390,000,000	390,000,000

Breckenridge Terrace L.L.C.	a	0.27%		01/07/11	1,000,000	1,000,000

Citigroup, Inc.		0.37%	02/18/11	05/18/11	50,000,000	49,987,771

Deutsche Bank AG		0.47%		01/10/11	70,000,000	69,999,908

Dexia Credit Local		0.56%		01/07/11	107,000,000	107,000,000

Eagle County, Co
Housing Facilities Revenue Bonds (The Tarnes at BC) Series 1999B	a	0.27%		01/07/11	2,000,000	2,000,000

JPMorgan Chase Bank, N.A.		0.26%	01/21/11	01/21/12	47,000,000	47,000,000

Rabobank Nederland		0.35%	01/18/11	09/15/11	130,000,000	130,000,000
		0.34%	01/07/11	10/07/11	63,000,000	63,000,000
		0.35%	01/05/11	12/05/11	78,000,000	78,000,000

Societe Generale		0.38%	01/08/11	03/07/11	131,000,000	131,000,000
		0.48%	01/20/11	06/20/11	60,000,000	60,000,000

Tenderfoot Seasonal Housing, CO
Housing Facilities Revenue Notes Series 2000B	a	0.27%		01/07/11	2,885,000	2,885,000

Texas
General Obligation Refunding Bonds (Veterans) Series 2010B	a	0.29%		01/07/11	13,190,000	13,190,000
General Obligation Refunding Bonds (Veterans Land) Series 2006A	a	0.34%		01/07/11	1,110,000	1,110,000
General Obligation Bonds (Veterans Housing Assistance) Series 1994A2	a	0.34%		01/07/11	6,900,000	6,900,000

Toronto Dominion Bank		0.33%	01/28/11	10/28/11	45,000,000	45,000,000

UBS AG		0.66%	01/18/11	10/17/11	92,000,000	92,000,000

Westpac Banking Corp.		0.30%	01/15/11	03/15/11	175,000,000	174,996,397
		0.31%	01/04/11	06/01/11	279,000,000	279,000,000
	c	0.36%	01/28/11	01/27/12	100,000,000	100,000,000

See financial notes 15

 Schwab Advisor Cash Reserves

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)

Westpac Securities NZ Ltd.	a,c	0.35%	01/04/11	02/03/11	50,000,000	49,992,105

Total Variable-Rate Obligations
(Cost $2,270,061,181)						2,270,061,181

U.S. Government Securities 1.9% of net assets

U.S. Treasury Bill 0.5%
U.S. Treasury Bill		0.20%		01/13/11	108,000,000	107,992,800

Other Government Related 1.4%
Straight A Funding, L.L.C.	a,b,c,f	0.23%		01/04/11	19,000,000	18,999,636
	a,b,c,f	0.22%		01/07/11	18,000,000	17,999,340
	a,b,c,f	0.24%		02/14/11	99,000,000	98,970,960
	a,b,c,f	0.24%		02/15/11	145,798,000	145,754,261

						281,724,197

Total U.S. Government Securities
(Cost $389,716,997)						389,716,997

U.S. Government Agency Securities 8.6% of net assets

Fixed-Rate Discount Notes 8.1%
Fannie Mae		0.14%		01/04/11	15,630,000	15,629,818
		0.13%		01/10/11	20,000,000	19,999,337
		0.11%		01/12/11	2,000,000	1,999,933
		0.13%		01/12/11	1,500,000	1,499,940
		0.13%		01/18/11	1,600,000	1,599,902
		0.16%		01/18/11	15,650,000	15,648,855
		0.16%		01/20/11	25,000,000	24,997,889
		0.17%		02/01/11	84,236,000	84,224,464
		0.14%		02/01/11	15,930,000	15,928,080
		0.18%		02/01/11	32,777,172	32,772,551

Federal Home Loan Bank		0.15%		01/05/11	13,500,000	13,499,782
		0.11%		01/05/11	65,150,000	65,149,240
		0.16%		01/05/11	45,000,000	44,999,200
		0.13%		01/07/11	10,000,000	9,999,779
		0.14%		01/07/11	23,000,000	22,999,482
		0.15%		01/07/11	9,000,000	8,999,775
		0.17%		01/07/11	12,750,000	12,749,639
		0.14%		01/12/11	44,650,000	44,648,090
		0.13%		01/12/11	5,500,000	5,499,782
		0.14%		01/14/11	65,000,000	64,996,714
		0.16%		01/14/11	4,585,000	4,584,743
		0.17%		01/14/11	50,000,000	49,996,931
		0.15%		01/19/11	65,000,000	64,995,125
		0.12%		01/19/11	8,000,000	7,999,520
		0.14%		01/19/11	1,000,000	999,930
		0.13%		01/20/11	80,000,000	79,994,511
		0.15%		01/20/11	80,000,000	79,993,667
		0.16%		01/21/11	104,100,000	104,091,036
		0.12%		01/21/11	12,000,000	11,999,200
		0.14%		01/21/11	37,336,000	37,333,096
		0.18%		01/26/11	26,699,000	26,695,755
		0.17%		01/26/11	240,000,000	239,971,667
		0.14%		01/26/11	2,700,000	2,699,737
		0.13%		01/28/11	25,000,000	24,997,562
		0.18%		01/28/11	50,000,000	49,993,437
		0.15%		02/02/11	2,000,000	1,999,733
		0.16%		02/02/11	3,745,000	3,744,484

16 See financial notes

 Schwab Advisor Cash Reserves

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)
Federal Home Loan Bank continued		0.13%		02/04/11	4,000,000	3,999,509
		0.18%		02/04/11	8,080,000	8,078,665
		0.19%		02/04/11	110,000,000	109,980,781
		0.15%		02/09/11	6,000,000	5,999,025
		0.15%		02/11/11	6,600,000	6,598,890
		0.16%		02/18/11	4,500,000	4,499,070

Freddie Mac		0.14%		01/10/11	5,000,000	4,999,825
		0.13%		01/10/11	67,350,000	67,347,771
		0.17%		01/10/11	10,383,000	10,382,559
		0.12%		01/11/11	6,270,000	6,269,791
		0.14%		01/11/11	10,490,000	10,489,592
		0.14%		01/18/11	25,000,000	24,998,347
		0.15%		01/19/11	130,000,000	129,990,250
		0.14%		01/24/11	5,900,000	5,899,472

						1,699,465,933

Variable-Rate Obligation 0.5%
Freddie Mac		0.14%	01/10/11	11/10/11	100,000,000	100,000,000

Total U.S. Government Agency Securities
(Cost $1,799,465,933)						1,799,465,933

					Face/
					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)

Repurchase Agreements 16.2% of net assets

Barclays Capital, Inc.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $340,200,001, issued 12/23/10, due 01/03/11.		0.14%		01/03/11	324,013,860	324,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $175,350,000, issued 12/22/10, due 01/03/11.		0.18%		01/03/11	167,010,020	167,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $71,400,000, issued 12/23/10, due 01/03/11.		0.18%		01/03/11	68,003,740	68,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $194,250,001, issued 12/22/10, due 01/03/11.		0.20%		01/03/11	185,012,333	185,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $68,250,000, issued 12/21/10, due 01/03/11.		0.20%		01/03/11	65,004,694	65,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $51,500,302, issued 12/31/10, due 01/03/11.		0.25%		01/03/11	50,001,042	50,000,000

Credit Suisse Securities (USA), L.L.C.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $51,616,003, issued 12/31/10, due 01/03/11.		0.15%		01/03/11	50,603,903	50,603,270

See financial notes 17

 Schwab Advisor Cash Reserves

Portfolio Holdings continued

					Face/
					Maturity
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)

Deutsche Bank Securities, Inc.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $220,480,000, issued 12/21/10, due 01/03/11.		0.21%		01/03/11	212,016,076	212,000,000
Tri-Party Repurchase Agreement Collateralized by Equity Securities with a value of $26,250,009, issued 12/31/10, due 01/03/11.		0.35%		01/03/11	25,000,729	25,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $156,000,000, issued 12/14/10, due 01/06/11.		0.20%		01/06/11	150,019,167	150,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $24,960,000, issued 12/10/10, due 01/06/11.		0.20%		01/06/11	24,003,600	24,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $104,000,001, issued 12/13/10, due 01/07/11.		0.20%		01/07/11	100,013,889	100,000,000

Goldman Sachs & Co.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $225,750,000, issued 12/31/10, due 01/03/11.		0.17%		01/03/11	215,003,046	215,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $30,450,001, issued 12/23/10, due 01/03/11.		0.18%		01/03/11	29,001,595	29,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $210,000,000, issued 12/31/10, due 01/07/11.		0.19%		01/07/11	200,007,389	200,000,000
Tri-Party Repurchase Agreement Collateralized by Equity Securities with a value of $31,500,088, issued 11/04/10, due 02/17/11.	d	0.60%		02/17/11	30,052,500	30,000,000
Tri-Party Repurchase Agreement Collateralized by Equity Securities with a value of $68,250,043, issued 11/08/10, due 02/18/11.	d	0.60%		02/18/11	65,110,500	65,000,000
Tri-Party Repurchase Agreement Collateralized by Equity Securities with a value of $78,750,021, issued 11/16/10, due 03/01/11.	d	0.57%		03/01/11	75,124,688	75,000,000
Tri-Party Repurchase Agreement Collateralized by Equity Securities with a value of 110,250,019, issued 12/06/10, due 03/21/11.	d	0.58%		03/21/11	105,177,625	105,000,000

JPMorgan Securities, Inc.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $206,000,000, issued 12/31/10, due 01/03/11.		0.30%		01/03/11	200,005,000	200,000,000

Merrill Lynch, Pierce, Fenner & Smith, Inc.
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $463,500,000, issued 12/31/10, due 01/03/11.		0.22%		01/03/11	450,008,250	450,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $309,000,000, issued 12/17/10, due 01/18/11.		0.24%		01/07/11	300,042,000	300,000,000
Tri-Party Repurchase Agreement Collateralized by U.S. Government Securities with a value of $309,000,001, issued 12/20/10, due 01/19/11.		0.24%		01/07/11	300,036,000	300,000,000

Total Repurchase Agreements
(Cost $3,389,603,270)						3,389,603,270

18 See financial notes

 Schwab Advisor Cash Reserves

Portfolio Holdings continued

					Face
			Effective	Maturity	Amount	Value
Issuer	Footnotes	Rate	Maturity*	Date*	($)	($)

Other Investment 0.0% of net assets

Whistlejacket Capital, L.L.C.	c,d,e	n/a	n/a	n/a	3,838,564	3,838,564

Total Other Investments
(Cost $3,838,564)						3,838,564

End of Investments.

At 12/31/10, the tax basis cost of the fund’s investments was $21,067,976,272.

*	If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as interest rate reset, demand feature or put feature, the effective maturity date is disclosed. The second maturity date is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity column.
a	Credit-enhanced security.
b	Asset-backed security.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $3,951,406,096 or 18.9% of net assets.
d	Illiquid security. At the period end, the value of these amounted to $358,838,564 or 1.7% of net assets.
e	Whistlejacket notes are in receivership, and the fund elected to sell all of its Whistlejacket notes at auction (4/29/2009). The remaining investment represents an interest in a small residual fund that is being held to cover any remaining expenses and liabilities associated with receivership.
f	The U.S. Securities and Exchange Commission has stated that it is permissible for money market funds to treat Straight A Funding LLC securities as government securities for the purpose of compliance with the diversification requirements of Rule 2a-7(c)(4)(i).

See financial notes 19

 Schwab Advisor Cash Reserves

Statement of
Assets and Liabilities
As of December 31, 2010.

Assets

Investments, at cost and value		$17,678,373,002
Repurchase agreements, at cost and value	+	3,389,603,270

Total investments, at cost and value (Note 2a)		21,067,976,272
Receivables:
Interest		8,709,399
Prepaid expenses	+	231,781

Total assets		21,076,917,452

Liabilities

Payables:
Investments bought		116,997,016
Investment adviser and administrator fees		371,215
Shareholder services fees		186,681
Accrued expenses	+	426,386

Total liabilities		117,981,298

Net Assets

Total assets		21,076,917,452
Total liabilities	−	117,981,298

Net assets		$20,958,936,154

Net Assets by Source
Capital received from investors		20,960,338,867
Net realized capital losses		(1,402,713)

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Sweep Shares	$5,617,306,534		5,617,304,412		$1.00
Premier Sweep Shares	$15,341,629,620		15,341,624,202		$1.00

20 See financial notes

 Schwab Advisor Cash Reserves

Statement of
Operations
For January 1, 2010 through December 31, 2010.

Investment Income

Interest		$70,503,334

Expenses

Investment adviser and administrator fees		62,140,106
Shareholder service fees:
Sweep Shares		22,588,998
Premier Sweep Shares		57,251,068
Registration fees		1,127,739
Shareholder reports		796,325
Custodian fees		655,871
Portfolio accounting fees		475,321
Trustees’ fees		91,094
Professional fees		85,813
Transfer agent fees		39,959
Interest expense		37
Other expenses	+	511,097

Total expenses		145,763,428
Expense reduction by adviser and Schwab	−	77,257,881
Custody credits	−	116

Net expenses	−	68,505,431

Net investment income		1,997,903

Realized Gains (Losses)

Net realized gains on investments		1,220,459
Payment from affiliate (See financial note 4)	+	25,575,062

Net realized gains		26,795,521

Increase in net assets resulting from operations		$28,793,424

See financial notes 21

 Schwab Advisor Cash Reserves

Statements of
Changes in Net Assets
For current and prior report periods.

Operations

1/1/10-12/31/10			1/1/09-12/31/09
Net investment income		$1,997,903	$35,156,116
Net realized gains (losses)	+	26,795,521	(28,198,234)

Increase in net assets from operations		28,793,424	6,957,882

Distributions to Shareholders

Distributions from net investment income
Sweep Shares		(565,291)	(9,225,197)
Premier Sweep Shares	+	(1,432,612)	(25,930,919)

Total distributions from net investment income		(1,997,903)	(35,156,116)

Transactions in Fund Shares*

Shares Sold
Sweep Shares		20,396,254,662	20,258,225,458
Premier Sweep Shares	+	66,618,285,602	62,255,381,381

Total shares sold		87,014,540,264	82,513,606,839

Shares Reinvested
Sweep Shares		486,309	9,093,911
Premier Sweep Shares	+	1,350,058	25,547,970

Total shares reinvested		1,836,367	34,641,881

Shares Redeemed
Sweep Shares		(20,573,914,470)	(21,758,188,413)
Premier Sweep Shares	+	(65,428,925,307)	(64,373,996,258)

Total shares redeemed		(86,002,839,777)	(86,132,184,671)

Net transactions in fund shares		1,013,536,854	(3,583,935,951)

Net Assets

Beginning of period		19,918,603,779	23,530,737,964
Total increase or decrease	+	1,040,332,375	(3,612,134,185)

End of period		$20,958,936,154	$19,918,603,779

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

22 See financial notes

 Schwab Advisor Cash Reserves

Financial Notes

1. Business Structure of the Fund:

Schwab Advisor Cash Reserves is a series of The Charles Schwab Family of Funds (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust including the fund discussed in this report, which is highlighted:

The Charles Schwab Family of Funds (organized October 20, 1989)
Schwab Money Market Fund
Schwab Government Money Fund
Schwab U.S. Treasury Money Fund
Schwab Value Advantage Money Fund
Schwab Advisor Cash Reserves
Schwab Cash Reserves
Schwab Retirement Advantage Money Fund
Schwab Investor Money Fund
Schwab Municipal Money Fund
Schwab AMT Tax-Free Money Fund
Schwab California Municipal Money Fund
Schwab California AMT Tax-Free Money Fund
Schwab New York AMT Tax-Free Money Fund
Schwab New Jersey AMT Tax-Free Money Fund
Schwab Pennsylvania Municipal Money Fund
Schwab Massachusetts AMT Tax-Free Money Fund

Schwab Advisor Cash Reserves offers two share classes: Sweep Shares and Premier Sweep Shares. Shares of each class represent interest in the same portfolio, but each class has different expenses and investment minimums.

Shares are bought and sold at $1.00 per share. Each share has a par value of 1/1,000 of a cent, and the trustees may authorize the issuance of as many shares as necessary.

The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Securities in the fund are valued at amortized cost (which approximates market value) as permitted in accordance with Rule 2a-7 of the 1940 Act. In the event that security valuations do not approximate market value, securities may be valued as determined in accordance with procedures adopted by the Board of Trustees.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The fund does not adjust the quoted price for such instruments, even in situations where the fund holds a large position and a sale could reasonably impact the quoted prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be

 23

 Schwab Advisor Cash Reserves

Financial Notes (continued)

2. Significant Accounting Policies (continued):

adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information. Securities held by money funds operating under Rule 2a-7 of the 1940 Act are valued at amortized cost which approximates current market value and are considered to be valued using Level 2 inputs.

•	Level 3 — significant unobservable inputs (including the fund’s own assumption in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At December 31, 2010, all of the fund’s investment securities were classified as Level 2. The breakdown of the fund’s investments into major categories is disclosed on the portfolio holdings.

In January 2010, the Financial Accounting Standards Board issued new guidance requiring reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements of Level 3 securities on a gross basis. The new and revised disclosures are required to be implemented for annual and interim periods beginning after December 15, 2009, except for the disclosures surrounding purchases, sales, issuances and settlements of Level 3 fair value measurements on a gross basis, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

The fund has adopted the new guidance for the period ended December 31, 2010. There were no significant transfers between Level 1 and Level 2 for the period ended December 31, 2010. Management is currently evaluating the impact of the adoption of the other provisions of the new guidance on the fund’s financial statements.

(b) Accounting Policies for certain Portfolio Investments (if held):

Repurchase Agreements: In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. Repurchase agreements subject the fund to counterparty risk, meaning that a fund could lose money if the other party fails to perform under the terms of the agreement. The fund mitigates this risk by ensuring that the fund’s repurchase agreements are collateralized by cash, U.S. government securities, fixed income securities, equity or other types of securities. All collateral is held by the fund’s custodian (or, with tri-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement. Investments in repurchase agreements are also based on a review of the credit of the repurchase agreement counterparty.

Delayed-Delivery: The fund may buy securities on a delayed-delivery basis. In these transactions, a fund agrees to buy a security for a stated price, with settlement generally occurring within two weeks. If the security’s value falls before settlement occurs, a fund could end up paying more for the security than its market value at the time of settlement. The fund has set aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

(d) Investment Income:

Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the

24

 Schwab Advisor Cash Reserves

Financial Notes (continued)

2. Significant Accounting Policies (continued):

case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to the funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

For funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, are allocated daily to each class in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The fund declares distributions from net investment income, if any, every day it is open for business. These distributions, which are substantially equal to the fund’s net investment income for that day, are paid out to shareholders once a month. The fund declares distributions from net realized capital gains, if any, once a year.

(g) Custody Credit:

The fund has an arrangement with its custodian bank, State Street Bank and Trust Company, under which the fund receives a credit for its uninvested cash balance to offset its custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the fund’s operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The fund intends to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the fund distributes substantially all of its net investment income and realized net capital gains, if any, to its respective shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss to be remote.

3. Risk Factors:

Investing in the fund may involve certain risks, as discussed in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of a shareholder’s investment at $1 per share, it is possible to lose money by investing in the fund.

Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also will be low. In addition, to the extent the fund makes any reimbursement payments to the investment adviser and/or its affiliates, the fund’s yield would be lower.

 25

 Schwab Advisor Cash Reserves

Financial Notes (continued)

3. Risk Factors (continued):

The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. The fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations. The negative perceptions of an issuer’s ability to make such payments could also cause the price of that investment to decline. The credit quality of a fund’s portfolio holdings can change rapidly in certain market environments and any default on the part of a single portfolio investment could cause the fund’s share price or yield to fall. The additional risks of foreign investments are due to reasons ranging from a lack of issuer information to the risk of political uncertainties. Many of the U.S. government securities that the funds invest in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities the fund owns do not extend to the shares of the fund itself.

Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect the fund’s yield, and in unusual circumstances potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund’s yield at times could lag those of other money market funds.

Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in the fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the funds, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

The fund is not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between it and the trust.

For its advisory and administrative services to the fund, CSIM is entitled to receive an annual fee payable monthly based on the fund’s average daily net assets described as follows:

Average daily net assets

First $1 billion	0.35%
More than $1 billion but not exceeding $10 billion	0.32%
More than $10 billion but not exceeding $20 billion	0.30%
More than $20 billion but not exceeding $40 billion	0.27%
Over $40 billion	0.25%

The Board of Trustees has adopted a Shareholder Servicing and Sweep Administration Plan (the “Plan”) on behalf of the fund. The Plan enables the fund to bear expenses relating to the provision by Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the

26

 Schwab Advisor Cash Reserves

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

fund. The Plan also enables the fund to pay Schwab for certain sweep administration services, such as processing of automatic purchases and redemptions it provides to fund shareholders.

Pursuant to the Plan, the fund’s shares are subject to an annual shareholder servicing fee of up to 0.25%. The shareholder servicing fee paid to Schwab is made pursuant to its written agreement with the fund and the fund will pay no more than 0.25% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through Schwab. Pursuant to the Plan, the fund’s shares are subject to an annual sweep administration fee of up to 0.15%. The sweep administration fee paid to Schwab is based on the average daily net asset value of the fund shares owned by shareholders holding shares through Schwab. Payments under the Plan are made as described above regardless of Schwab’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payment received, the unexpended portion of the fees may be retained as profit by Schwab.

Contractual Expense Limitation

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements (“expense limitation”) with the fund to limit the total annual fund operating expenses, excluding interest, taxes and certain non-routine expenses, for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the fund’s board of trustees, as follows:

Sweep Shares	0.66%
Premier Sweep Shares	0.59%

In addition, effective January 1, 2010 through December 31, 2010, CSIM and Schwab agreed to waive an additional amount of the fund’s expenses equal to 0.035% of the fund’s average daily net assets.

Voluntary Expense Waiver/Reimbursement

In addition to the contractual expense limitation agreement noted above, Schwab and the investment adviser also may waive and/or reimburse expenses to the extent necessary to maintain a positive net yield for each share class of the fund. Schwab and the investment adviser may recapture from the fund any of these expenses or fees they have waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. These reimbursement payments by the fund to Schwab and/or the investment adviser are considered “non-routine expenses” and are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could negatively affect the fund’s future yield. As of December 31, 2010, the balance of recoupable expenses is as follows:

	Schwab Advisor Cash Reserves
	Sweep	Premier Sweep
Expiration Date	Shares	Shares

December 31, 2012	$7,890,129	$13,137,784
December 31, 2013	15,882,287	30,275,610

	$23,772,416	$43,413,394

The fund may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers. For the period ended December 31, 2010 the fund had no direct security transactions with other Schwab Funds.

Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. The fund had no interfund borrowing or lending activity during the period.

On September 14, 2010, the Charles Schwab Corporation made a payment of $25,575,062 to Schwab Advisor Cash Reserves to cover the net remaining losses recognized as a result of its investment in a single structured investment vehicle that defaulted in

 27

 Schwab Advisor Cash Reserves

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

2008. This payment represented 0.1% of the fund’s net assets on that date and is presented as a “Payment from affiliate” on the Statement of Operations.

5. Transfer Agent Services:

Boston Financial data Services, Inc. (“BFDS”) provides transfer agent services for the fund.

6. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or Schwab. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in the fund’s Statement of Operations.

7. Borrowings from Banks:

The fund may borrow money from banks and custodians. The fund has custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company, an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman. The fund pays interest on the amounts it borrows at rates that are negotiated periodically. The fund also pays an annual fee to State Street Bank and Trust Company for the committed line of credit.

There were no borrowings from the lines of credit during the period. However, the fund may have utilized its overdraft facility and incurred interest expense, which is disclosed on the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds rate.

8. Federal Income Taxes:

As of December 31, 2010, the fund had no distributable earnings on a tax basis.

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of December 31, 2010, the fund had capital loss carryforwards of $1,402,713 available to offset net capital gains before the expiration date of December 31, 2017.

For tax purposes, realized net capital losses, incurred after October 31, may be deferred and treated as occurring on the first day of the following year. For the period ended December 31, 2010, the fund had capital losses of $26,795,521 utilized and no capital losses deferred.

The tax-basis components of distributions during the current and prior periods were:

	Current Period Distributions	Prior Period Distributions

Ordinary income	$1,997,903	$35,156,116

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes; there were no such differences in the current year. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

The permanent book and tax basis differences may result in reclassifications between capital account and other accounts as required. The adjustments have no impact on net assets or the results of operations. As of December 31, 2010, no such reclassifications were required.

As of December 31, 2010, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related

28

 Schwab Advisor Cash Reserves

Financial Notes (continued)

8. Federal Income Taxes (continued):

to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2010, the fund did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by The President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

9. Subsequent Events:

Management has determined there are no subsequent events and transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

 29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Advisor Cash Reserves

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Advisor Cash Reserves (one of the portfolios constituting The Charles Schwab Family of Funds, hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
February 16, 2011

30

Trustees and Officers

The tables below give information about the trustees and officers for The Charles Schwab Family of Funds which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 86 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman of JDN Corporate Advisory LLC.	73	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009) Director, Excelsior Funds (2006 – 2007)

John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	73	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	73	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Harris-Stratex Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
Director, Genitope Corporation (2000 – 2009)
			Director, Excelsior Funds (2006 – 2007)

David L. Mahoney 1954 Trustee (Trustee of Schwab The Charles Schwab Family of Funds since 2011.)	Private Investor.	73	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

 31

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Kiran M. Patel 1948 Trustee (Trustee of Schwab The Charles Schwab Family of Funds since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	73	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	73	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	73	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of The Charles Schwab Family of Funds since 1989.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	73	None

32

 Interested Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Walter W. Bettinger II2 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	86	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of The Charles Schwab Family of Funds since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer, (Sept. 2010 – present), Charles Schwab Investment Management, Inc.; President and Chief Executive Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Dec. 2010 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of The Charles Schwab Family of Funds since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds (June 2006 – June 2007).

Koji E. Felton 1961 Secretary and Chief Legal Officer (Officer of The Charles Schwab Family of Funds since 1998.)	Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc. (July 2000 – present); Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. (June 1998 – present); Vice President and Assistant Clerk, Laudus Funds (Jan. 2010 – present); Chief Legal Officer and Secretary, Schwab Funds (Nov. 1998 – present) and Schwab ETFs (Oct. 2009 – present); Chief Legal Officer and Secretary, Excelsior Funds (June 2006 – June 2007).

 33

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Catherine MacGregor 1964 Vice President (Officer of The Charles Schwab Family of Funds since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk, Laudus Funds (March 2007 – present); Vice President and Assistant Clerk, Schwab Funds (Dec. 2005 – present) and Schwab ETFs (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of The Charles Schwab Family of Funds since 2006.)	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc. (2004 – present); Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Funds; Vice President, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

34

Glossary

agency discount notes Notes issued by federal agencies—known as Government Sponsored Enterprises, or GSEs—at a discount to their value at maturity. An agency discount note is a short-term investment alternative offering a high degree of credit quality.

asset-backed commercial paper A short-term investment that is typically issued by a bank or other financial institution. The notes represent an interest in financial assets such as trade receivables, credit card receivables, auto receivables, etc. and are generally used for the short-term financing needs of companies.

Barclays Capital General Municipal Bond Index An index that covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds.

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

commercial paper Promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.

corporate note An unsecured debt security issued by a corporation that is subject to the credit risk of the issuer.

credit-enhanced securities Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.

credit quality The capacity of an issuer to make its interest and principal payments. Federal regulations strictly regulate the credit quality of the securities a money market fund can buy.

credit ratings Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor’s, Fitch, Inc. and Moody’s Investor Service, to rate their creditworthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor’s and Fitch, and Aaa, Aa, A and Baa for Moody’s.

credit risk The risk that a debt issuer may be unable to pay interest or repay principal to its debt holders.

dollar-weighted average maturity (DWAM) See weighted average maturity.

effective yield A measurement of a fund’s yield that assumes that all interest income is reinvested in additional shares of the fund.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets for the year.

face value The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.

illiquid securities Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.

interest Payments to holders of debt securities as compensation for loaning a security’s principal to the issuer.

liquidity-enhanced security The security’s structure includes a liquidity arrangement that requires an entity other than the issuer (such as a large financial institution) to provide funds to pay a tender under most circumstances. Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities for repayment within a specified time period (usually one day or one week) at any time prior to their final maturity.

maturity The date a debt security is scheduled to be “retired” and its principal amount repaid. The Maturity of an investment will generally reflect the security’s final maturity date unless the security’s structure includes a maturity-shortening provision such as an interest rate reset, demand feature or put feature (the “Effective Maturity Date”). For those securities with a maturity-shortening provision, including variable-rate demand securities, the Maturity is determined by using the Effective Maturity Date, as permitted by Rule 2a-7.

MSCI EAFE (Europe, Australasia, Far East) Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

MSCI EAFE Growth Index An index that is a subset of the MSCI EAFE Index that generally represents 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the growth style.

MSCI EAFE Value Index An index that is a subset of the MSCI EAFE Index that generally represents 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the value style.

MSCI Emerging Markets Index A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

municipal securities Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

net asset value per share (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding. Money funds seek to maintain a steady NAV of $1.00.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

 35

restricted securities Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.

Russell 1000 Growth Index An index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2000 Growth Index An index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index An index that measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Growth Index An index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Value Index An index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

section 3c7 securities Section 3c7 of the Investment Company Act of 1940 (the “1940 Act”) exempts certain issuers from many regulatory requirements applicable to investment companies under the 1940 Act. An issuer whose outstanding securities are exclusively owned by “qualified purchasers” and who is not making or proposing to make a public offering of the securities may qualify for this exemption.

section 4(2)/144A securities Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

taxable-equivalent yield The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% ÷ [1 − 0.25%] = 6.0%).

Tier 1, Tier 2 Tier 1 is the highest category of credit quality, Tier 2 the second highest. A security’s tier can be established either by an independent rating organization or by a determination of the investment adviser. Money market fund shares and U.S. government securities are automatically considered Tier 1 securities. The Schwab Money Funds only purchase securities which are considered to be Tier 1; however, they may hold Tier 2 securities as a result of a downgrade of a portfolio security.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average life (WAM) For money market mutual funds as per rule 2a-7, the maturity date or Effective Maturity Date (see definition of maturity) of all the debt securities in its portfolio or the date the interest rate on those securities is reset or those securities that can be redeemed through demand, calculated as a weighted average. As a rule, the longer the fund’s weighted average maturity, the greater its interest rate risk. Effective June 30, 2010, money funds are required to maintain a weighted average maturity of no more than 60 days.

weighted average maturity (WAL) For money market mutual funds as per rule 2a-7, the weighted average life calculation takes into account either the final maturity date for each security held in the portfolio or, when relevant, the date of the next demand feature (when the fund is scheduled to receive payment of principal and interest after a demand). Effective June 30, 2010, money funds are required to maintain a weighted average life of no more than 120 days. Weighted average life for all Schwab money market funds is available in each fund’s monthly schedule of portfolio holdings at www.schwabfunds.com/prospectus and also available in each fund’s Form N-MFP on the SEC’s website at www.sec.gov 60 days after the end of the month to which the information pertains.

yield The income paid out by an investment, expressed as a percentage of the investments market value.

36

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We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

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Schwab Funds® direct investors:  1-800-407-0256

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Notes

Notes

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab YieldPlus Fund®
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab Inflation Protected Fundtm
Schwab Tax-Free YieldPlus Fundtm
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free YieldPlus Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

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unless preceded or accompanied by a current prospectus.
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Member SIPC®
Printed on recycled paper.
MFR31382-06

Annual report dated December 31, 2010 enclosed.

Schwab Municipal Money Funds

Schwab New York AMT
Tax-Free Money Fundtm

Schwab New Jersey AMT
Tax-Free Money Fundtm

Schwab Pennsylvania
Municipal Money Fundtm

Schwab Massachusetts AMT
Tax-Free Money Fundtm

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Schwab Municipal Money Funds

Annual Report
December 31, 2010

Schwab New York AMT
Tax-Free Money Fundtm

Schwab New Jersey AMT
Tax-Free Money Fundtm

Schwab Pennsylvania
Municipal Money Fundtm

Schwab Massachusetts AMT
Tax-Free Money Fundtm

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In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Money market investors experienced historically low yields during the year as the Federal Reserve (the Fed) targeted its federal funds rate between zero and 0.25%.

Dear Shareholder,

It is a pleasure to have this opportunity to write to you for the first time as President and Chief Executive Officer of Charles Schwab Investment Management, Inc., the investment adviser to the Schwab Funds. In the accompanying pages, please find the annual report for the Schwab Municipal Money Funds for the 12-month period that ended December 31, 2010.

During most of 2010, investors and markets weathered a tepid U.S. economy, regulatory changes to the money market fund industry, and Federal Reserve (the Fed) actions that were aimed at keeping short term interest rates low. Despite stubbornly high unemployment and few signs of a turnaround in the housing market in the United States, nearly all investment markets rewarded investors with positive returns. Boosted by high corporate profits in many sectors, U.S. equity markets generated positive returns for the reporting period, as measured by the S&P 500’s 15.1% return. A broad benchmark for fixed income, the Barclays Capital U.S. Aggregate Bond Index, returned 6.5%. International stocks, as measured by the MSCI EAFE Index, returned 8.2%. Equities in emerging countries rewarded investors with a 19.2% return, according to the MSCI Emerging Markets Index, as their economies rebounded and their currencies rose in many cases.

Money market investors experienced historically low yields during the year as the Federal Reserve targeted its federal funds rate between zero and 0.25%. The Fed continued its quantitative easing programs, buying Treasuries to keep borrowing rates low and stimulate economic growth. In mid-year, fears of a debt crisis in Greece and other European nations temporarily pressed short-term interest rates upward, but they settled lower again some months later. Toward the year’s end, intermediate and longer-term interest rates began to rise in anticipation of a stronger economy, the extension of the Bush tax cuts for 2011, and a rebound in consumer spending.

In February 2010, the Securities and Exchange Commission (SEC) adopted new amendments to Rule 2a-7 of the Investment Company Act of 1940, the rule that regulates money funds. The changes included new requirements for money funds to maintain minimum levels of liquidity and lowered the maximum permissible weighted average maturity of a money fund portfolio. The SEC also mandated increased disclosure to investors to help them make more informed decisions about the money funds they invest in. The new rules helped drive demand up and yields down for short-term instruments.

Recognizing the important role that money market funds play in investors’ portfolios, the funds’ investment adviser and its affiliates continued to waive certain fees or expenses during the year to maintain positive net yields for certain Schwab money funds.

Thank you for investing with the Schwab money market funds. We encourage you to review your investment portfolio regularly to make sure it meets your current financial plan. For answers to questions you may have or to consult our website for more information, please visit www.schwabfunds.com. We are also happy to hear from you at 1-800-435-4000.

Sincerely,

2 Schwab Municipal Money Funds

The Investment Environment

Economic Overview

The decision by the Federal Open Market Committee (the FOMC) in November 2010 to initiate a new program of security purchases, often referred to as quantitative easing, reminded investors that the U.S. economy was still in need of systemic reinforcement.

This latest announcement from the FOMC that it would purchase an additional $600 billion in longer-term U.S. Treasury securities followed earlier policy decisions that included: lowering the federal funds rate to near zero in December 2008 and keeping it there for an extended period of time; authorizing the large-scale purchase of longer-term securities in 2009 and early 2010; and modifying the Federal Reserve’s (the Fed) reinvestment policy in the summer of 2010 on mortgage-related securities, as they matured or were redeemed, in an effort to manage the Fed’s balance sheet.

Contributing to the FOMC’s decision to purchase an additional $600 billion in U.S. Treasuries was a U.S. unemployment rate that had remained above 9% since the fall of 2009 and an inflation rate that was still below optimal levels for what the Fed believed to be a sustainable recovery. Moreover, reports that many of the unemployed in the United States have been seeking employment for more than six months highlighted the fact that job creation had not kept pace with the rising number of people looking for jobs. Adding to the complexity of this economic picture was the decline in housing prices, accompanied by a rise in foreclosures.

Positive economic news was also part of the landscape. Corporations reported high profits for the period under review and increased their investment in equipment and software. Household spending was also up for the reporting period. Gross Domestic Product (GDP) growth—the output of goods and services produced by labor and property in the United States—was positive. The first, second, and third quarter GDP growth rates reached 3.7%, 1.7%, and 2.6%, respectively.

At the international level, news from Europe in the spring of 2010 described the challenges faced by several euro-zone countries as they tried to meet the demands of their sovereign debt. Central banks in Europe responded with financial supports of various types that typically came with the mandate that the countries receiving help also make deep budget cuts. Many of the cuts targeted the rising costs linked to maintaining long-standing benefits such as retirement pensions and subsidized education and health care, which had become unaffordable in an environment of declining revenue.

Money Markets

The Fed’s decision to keep the federal funds rate in the 0% to 0.25% range resulted in a low interest rate environment throughout the reporting period. Low interest rates combined with limited supply of short-term, high-quality taxable and tax-exempt securities suppressed short-term yields. The limited supply was driven, in part, by the new SEC regulations that required money market funds to maintain a weighted average maturity (WAM) of 60 days or less and that required them to meet new minimum liquidity standards. The need to meet these new regulations created higher demand for shorter-term securities, especially short-term U.S. Treasuries, which put downward pressure on yields.

Fixed Income

In the tax-free fixed income markets, many state and local governments saw 4−5% increases in tax revenues during the third quarter of 2010, which continued through year-end. However, tax revenues still remained well below the highs that occurred in 2008. Many fiscal 2011 budgets, passed in the summer of 2010, relied on the final year of federal stimulus funds for Medicaid and education, deep spending cuts, and the use of reserves to achieve balanced budgets. The slow recovery of municipal revenues, continued high unemployment in many states, news regarding high state and local government pension costs, and the spectre of future budgets without federal stimulus funds, all raised investor concerns in the last few months of the reporting period.

Also adding to the challenges in the bond markets was investor response to market volatility. The Euro-debt concerns that crystallized in May 2010 helped to push investors toward U.S. Treasuries. This put further downward pressure on U.S. Treasury rates, as demand outpaced supply. However, as the global stock market gained momentum toward the end of summer and continued to rise through the end of 2010, intermediate and longer-term U.S. Treasury rates rose to nearly match where they had been at the beginning of the reporting period. However, the shorter-term rates remained well below 1.00%.

In other categories, corporate bonds, including investment-grade and high-yield, offered investors returns that outpaced U.S. Treasuries, as did commercial mortgage-backed and agency mortgage-backed securities.

Schwab Municipal Money Funds 3

The Investment Environment continued

As for broad bond market performance, the Barclays Capital U.S. Aggregate Bond Index returned 6.54%, the Barclays Capital U.S. TIPS Index returned 6.31%, the Barclays U.S. Treasury Index returned 5.87%, and the Barclays Capital General Muni Bond Index returned 2.38% for the 12 months under review.

Equities

The U.S. and international stock markets weathered a few ups and downs during the reporting period. In addition to the European debt crisis, the Deepwater Horizon oil spill on April 20, 2010, in the Gulf of Mexico, caused a short-lived decline in energy stocks. This was followed by a sudden, but temporary, 999-point drop in the Dow Jones Industrial Average within a 30-minute timeframe, on May 6, 2010. The equity market event was subsequently named the “flash crash.” As a result of the flash crash, more than 16,000 trades were cancelled by the major U.S. stock exchanges. Despite these events, both U.S. and international equity markets rebounded. In fact, the U.S. and international stock markets rewarded investors with positive returns for the 12 months under review, despite these disturbances and the slow-paced economic recovery.

For the reporting period, the S&P 500 Index returned 15.06%. In general, growth stocks outperformed value in small-, mid-, and large-cap categories, though not necessarily by wide margins. Small-cap growth stocks had the widest spread, with the Russell 2000 Growth Index returning 29.09% and the Russell 2000 Value Index returning 24.50%. By comparison, the Russell Midcap Growth Index returned 26.38%, compared to the Russell Midcap Value Index returning 24.75%, while the Russell 1000 Growth Index returned 16.71%, against the Russell 1000 Value Index return of 15.51%.

On the international side, the MSCI EAFE Index (Gross) returned 8.21%, while the MSCI EAFE Growth Index returned 12.60%, followed by the MSCI EAFE Value Index, which returned 3.81%. Here again, growth outpaced value, but the best performing index on the international level was the MSCI Emerging Markets Index, which returned 19.20%.

Sectors

All sectors in the U.S. equity markets had positive absolute returns. Consumer Discretionary and Industrials were the best performing sectors, followed by Materials, Energy, and Telecommunications, which also had solid returns. Sectors with low, but still positive returns included Health Care, Utilities, and Information Technology.

Top performing sectors at the international level were Industrials, Consumer Discretionary, and Materials. Utilities and Financials posted negative returns and were the poorest performers on an international level.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

4 Schwab Municipal Money Funds

Fund Management

Kevin Shaughnessy, CFA, a managing director and portfolio manager of the investment adviser, has overall responsibility for the management of the funds. He joined the firm in 2000 and has worked in fixed-income and asset management since 1993.

Cameron Ullyatt, CFA, a portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the funds. He joined the firm in June 2008 and has worked in fixed-income asset management since 1999.

Schwab Municipal Money Funds 5

State Investment Environment

New York

The State of New York completed its fiscal 2011 budget in early August 2010, four months into the new fiscal year. The $56 billion 2011 budget closed a $9.2 billion deficit, which included almost $2 billion that was carried forward from the prior year. Because many of the deficit-closing actions were one-time in nature, the state now faces the challenge of closing a similarly sized deficit for the fiscal year 2012, which begins April 1, 2011. Further, for the last three fiscal years, the federal government has provided states with stimulus funding to support Medicaid spending and salaries for teachers to forestall lay-offs. However, there is no expectation that additional federal funding will be available to stabilize fiscal 2012 state budgets, including that for New York State.

Newly elected Governor Cuomo and the legislative leaders have limited time to reach an agreement on necessary cuts and new sources of revenue before the new fiscal year begins in April. The governor has said that he does not support new taxes, an indication that most of the shortfall elimination will come from cuts to services. Cuts in state spending often result in costs being shifted to local governments. In addition, the governor has recommended capping local property tax growth at 2% per year. Both of these actions will require local governments to reduce their own budgets in order to maintain fiscal stability.

The State’s actions to balance its budget will impact securities issued by the state, but also those issued by counties, cities, towns, villages and school districts, all of whom receive some amount of state funding in support of operations. In addition, the proposal to cap local property tax growth will significantly reduce the financial flexibility of the lower levels of government. Many state and local agencies such as the New York Power Authority and the New York City Municipal Water Finance Authority do not receive any support from the state as they provide services for which they provide their own dedicated revenues which are used to pay off their bonds.

New York State’s economy had moved out of the recession, with unemployment of 8.3% in November 2010, down from 9% a year prior and well below the national average of 9.8%. Per capita personal income for New York is 121% of the U.S. average and is the fourth highest among the states.

New York remained a solid investment-grade credit during the period due to its deep and diverse economy and its high personal wealth levels which give it great financial flexibility. The State’s general obligation debt was rated Aa2 by Moody’s and AA by both Fitch and Standard & Poor’s as of the date of this report.

New Jersey

Governor Christie closed the State of New Jersey’s $11 billion fiscal 2011 budget gap by deferring pension payments and cutting spending, including reductions in aid to local governments and schools. The gap was equal to roughly 28% of the State’s estimated spending. State revenues for the first six months of the fiscal year, which began July 1, were running marginally above projections, giving the state hope that it would not need to institute further painful cuts mid-year. In February, Governor Christie is expected to present his fiscal 2012 budget which will include his plan to address what is expected to be another large budget gap.

With the state’s own budget situation at least temporarily out of the limelight, the Christie Administration has turned its focus toward controlling the growth of local property taxes. In May 2010, Governor Christie revealed his reform plan, calling for a reduction in the cap on local property taxes and the adoption of reforms to help local governments manage within the new cap. The State Legislature approved a measure lowering the property tax cap to 2% from 4% in July. While the cap, on top of a reduction in state aid, was expected to reduce the financial flexibility of local governments and school districts in the absence of major reform, the general obligation debt issued by these governmental units was secured by a pledge to levy property taxes which is not subject to the 2% cap. To give local governments more operating flexibility, the legislature approved some of the Governor’s reforms, including a cap on school superintendent salaries and changes to the arbitration process. The Administration continued to push for additional reforms, including modifications to the state’s pension and benefit system that covers teachers and other public employees. The State’s pension funding ratio—the ratio of plan assets to estimated liabilities—was one of the lowest among the states, in part due to the state’s history of deferring contributions to the plan to help balance the operating budget.

The state’s income levels are among the highest in the nation and its unemployment rate, at 9.2% as of November 2010, was below the national average, although overall job growth since the end of the recession has been stagnant.

6 Schwab Municipal Money Funds

State Investment Environment continued

During the period, New Jersey remained a solid investment-grade credit due to its diverse economy and high personal wealth levels, although its financial flexibility has been reduced due to a decline in tax receipts and a rise in pension costs. New Jersey’s general obligation debt was rated AA by Standard & Poor’s and Fitch, and Aa2 by Moody’s as of the date of this report, although Moody’s had assigned a negative outlook to the state’s rating.

Pennsylvania

The continuing effects of the national economic recession negatively impacted Pennsylvania’s economy during fiscal 2010 as Commonwealth revenues remained challenged, but revenues through the first half of fiscal 2011, which began July 1, 2010, have rebounded and are ahead of budget.

The Commonwealth’s fiscal 2011 general fund budget of $26.7 billion assumed 3.1% growth in tax revenues and, for the first six months of the fiscal year, tax revenues have exceeded projections by about 1.7%. The 2011 budget includes about $2.8 billion of federal stimulus funding, primarily for education and Medicaid spending, which helped the state avoid having to make large cuts to achieve structural balance.

Pennsylvania’s unemployment rate compared favorably to the national level and income levels were consistent with the national average. Pennsylvania’s unemployment rate improved to 8.6% as of November 2010, compared to the national average of 9.8% for the month. The Commonwealth’s economy exhibited good employment diversification and, while manufacturing remained an important part of the economy, it has fallen in overall and percentage terms over the past decade.

Pennsylvania’s general obligation debt was rated Aa2 by Moody’s, AA by Standard and Poor’s, and AA+ by Fitch as of the date of this report. Both the Moody’s and Fitch ratings carry negative outlooks related to the state’s reduced financial flexibility.

There are numerous other municipal debt issuers in Pennsylvania, including state and local government agencies, counties, cities, school districts, colleges and universities, and healthcare providers. Many of these local governmental units, particularly school districts, cities and counties receive some type of state payments or support, and so are more impacted by the commonwealth’s financial condition. However, they all also maintain other unique and diversified revenue streams that provide them with additional financial flexibility unrelated to the state’s condition.

Massachusetts

Massachusetts experienced slight job growth during the latter part of 2010 which began to improve the Commonwealth’s tax revenues. The original $28 billion fiscal 2011 budget, which began July 1, 2010, was balanced with service cuts, some one-time measures, and remaining federal stimulus monies. For the first six months of fiscal 2011, tax collections were 7.5% above budget. Massachusetts projects an ending balance of $800 million, or 3% of spending.

The Commonwealth’s economy remained diverse with a well-established base of educational, healthcare and information technology employment. Income levels consistently measured above the national averages. In 2009, Massachusetts’ per capita personal income of almost $50,000 placed it third in the nation behind New Jersey and Connecticut and was 125% of the national average. Following job losses in 2008 and 2009, employment was stable to slightly positive in 2010. This trend is reflected in Massachusetts’ unemployment rate which fell to 8.2% in November 2010 from a peak of 9.5% in February 2010. Like the income statistics, unemployment in Massachusetts fares better than the nation. The national monthly rate ranged from 9.4% to 9.7% in 2010.

During the period, Massachusetts remained a solid investment-grade credit due to its deep and diverse economy, its high personal-wealth levels, and its solid financial management as demonstrated by its sound financial position. As of the date of this report, the Commonwealth’s credit ratings were Aa1 from Moody’s, AA from Standard & Poor’s, and AA+ from Fitch and were affirmed in November 2010, when Massachusetts last sold general obligation bonds.

Massachuetts local governments, along with state agencies, private institutions of higher education and non-profit healthcare providers, issue tax-exempt debt. While the local governments, primarily cities and school districts, receive some level of state assistance, they also have their own revenue streams that comprise the bulk of their revenues.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

Schwab Municipal Money Funds 7

Schwab New York AMT Tax-Free Money Fund™

Schwab New York AMT Tax-Free Money Fund (the fund) seeks the highest current income that is consistent with stability of capital and liquidity, and is exempt from federal and New York State and local income tax.

During the 12-month reporting period that ended December 31, 2010, the fund provided safety and liquidity to shareholders, while emphasizing credit quality. The fund’s investment adviser and its affiliates continued to voluntarily waive certain fees or expenses to maintain a positive net yield for each share class of the fund.* Please read more about the yield and other important characteristics of the fund in the charts and footnotes following this discussion.

The downward pressure on the fund’s yield, as well as for municipal money market funds in general, came from a few sources. The Federal Reserve’s ongoing commitment to keep the federal funds rate in the low range of 0%–0.25% for an extended period resulted in less supply at the short-end of the municipal yield curve as many issuers sought to take advantage of low, long-term interest rates by issuing longer-term securities. The pressure on money market fund yields that resulted from this decline in supply was further exacerbated by an increase in demand from crossover buyers. Recent changes by the Securities and Exchange Commission imposed new minimum liquidity requirements on money market funds resulting in taxable money market funds purchasing short-term, tax-exempt securities to meet the new requirements. This added demand put downward pressure on the already low tax-exempt money market yields. The Security Industry and Financial Markets Association Municipal Swap Index (SIFMA index), which is the benchmark rate for most municipal floating-rate instruments, averaged 0.26% for 2010 compared to 0.41% for 2009.

Most of the fund’s assets were allocated to liquid securities with maturities of 15 days or less. However, in light of the managers’ expectation that interest rates would remain low, some of the fund’s assets were invested in high-quality, longer-duration notes and commercial paper.

The fund’s weighted average maturity (WAM) was lower during the first half of the reporting period than it was in the second half when supply of longer maturities rose in line with traditional seasonal patterns. Specifically, the fund increased its allocation to fixed-rate notes maturing in 6–13 months, and funded the purchases by selling shorter-term variable rate demand notes.

As of 12/31/10:
 Portfolio Composition by Maturity1

% of Investments

1-15 Days	69.5%
16-30 Days	3.0%
31-60 Days	3.8%
61-90 Days	2.6%
91-120 Days	1.2%
More than 120 Days	19.9%

 Statistics

Weighted Average Maturity[2]	52 Days
Credit Quality of Holdings[3] % of portfolio	100% Tier 1
Credit-Enhanced Securities % of portfolio	29%

 Portfolio Composition by Security Type4

% of Investments

Tender Option Bonds	39.2%
Variable Rate Demand Obligations	25.2%
Commercial Paper	12.4%
Fixed Rate Notes	23.2%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, please see Note 4 of the Financial Notes section.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Portfolio Composition is calculated using the Par Value of Investments.

8 Schwab New York AMT Tax-Free Money Fundtm

Performance and Fund Facts as of 12/31/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-Day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

	Schwab New York
	AMT Tax-Free
	Money Fund
		Value Advantage
	Sweep Shares	Shares®

Ticker Symbol	SWNXX	SWYXX
Minimum Initial Investment[1]	*	$25,000[2]

Seven-Day Yield[3]	0.01%	0.01%

Seven-Day Yield—Without Contractual Expense Limitation[4]	-0.05%	-0.12%

Seven-Day Effective Yield[3]	0.01%	0.01%

Seven-Day Taxable-Equivalent Effective Yield[3,5]	0.02%	0.02%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Subject to the eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Minimum initial investment for IRA and custodial accounts is $15,000. Municipal money funds are generally not appropriate investments for IRAs and other tax-deferred accounts. Please consult with your tax advisor about your situation.
[3]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit each share class’ total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for each share class of the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, each class’ yield would have been lower. Please see Note 4 in the Financial Notes section for additional details.
[4]	Yield does not reflect the effect of the contractual expense limitation but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.26% and 0.06% to the seven-day yields of the Sweep Shares and Value Advantage Shares, respectively.
[5]	Taxable-equivalent effective yield assumes a 2010 maximum combined federal regular income, New York state and New York City tax rate of 46.03%. Investment income may be subject to the Alternative Minimum Tax.

Schwab New York AMT Tax-Free Money Fundtm 9

Schwab New Jersey AMT Tax-Free Money Fund™

Schwab New Jersey AMT Tax-Free Money Fund (the fund) seeks the highest current income that is consistent with stability of capital and liquidity, and is exempt from federal and New Jersey gross income tax.

During the 12-month reporting period that ended December 31, 2010, the fund provided safety and liquidity to shareholders, while emphasizing credit quality. The fund’s investment adviser and its affiliates continued to voluntarily waive certain fees or expenses to maintain a positive net yield for the fund.* Please read more about the yield and other important characteristics of the fund in the charts and footnotes following this discussion.

The downward pressure on the fund’s yield, as well as for municipal money market funds in general, came from a few sources. The Federal Reserve’s ongoing commitment to keep the federal funds rate in the low range of 0%–0.25% for an extended period resulted in less supply at the short-end of the municipal yield curve as many issuers sought to take advantage of low, long-term interest rates by issuing longer-term securities. The pressure on money market fund yields that resulted from this decline in supply was further exacerbated by an increase in demand from crossover buyers. Recent changes by the Securities and Exchange Commission imposed new minimum liquidity requirements on money market funds resulting in taxable money market funds purchasing short-term, tax-exempt securities to meet the new requirements. This added demand put downward pressure on the already low tax-exempt money market yields. The Security Industry and Financial Markets Association Municipal Swap Index (SIFMA index), which is the benchmark rate for most municipal floating-rate instruments, averaged 0.26% for 2010 compared to 0.41% for 2009.

Most of the fund’s assets were allocated to liquid securities with maturities of 15 days or less. However, in light of the managers’ expectation that interest rates would remain low, some of the fund’s assets were invested in high-quality, longer-duration notes and commercial paper.

The fund’s weighted average maturity (WAM) was lower during the first half of the reporting period than it was in the second half when supply of longer maturities rose in line with traditional seasonal patterns. Specifically, the fund increased its allocation to fixed-rate notes maturing in 6–13 months, and funded the purchases by selling shorter-term variable rate demand notes.

As of 12/31/10:
 Portfolio Composition by Maturity1

% of Investments

1-15 Days	66.8%
16-30 Days	0.0%
31-60 Days	6.2%
61-90 Days	4.0%
91-120 Days	1.8%
More than 120 Days	21.2%

 Statistics

Weighted Average Maturity[2]	57 Days
Credit Quality of Holdings[3] % of portfolio	100% Tier 1
Credit-Enhanced Securities % of portfolio	54%

 Portfolio Composition by Security Type4

% of Investments

Tender Option Bonds	36.7%
Variable Rate Demand Obligations	31.7%
Commercial Paper	7.5%
Fixed Rate Notes	24.1%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, please see Note 4 of the Financial Notes section.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Portfolio Composition is calculated using the Par Value of Investments.

10 Schwab New Jersey AMT Tax-Free Money Fundtm

Performance and Fund Facts as of 12/31/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-Day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

Schwab New Jersey
AMT Tax-Free
Money Fund
Sweep Shares

Ticker Symbol	SWJXX
Minimum Initial Investment[1]	*

Seven-Day Yield[2]	0.01%

Seven-Day Yield—Without Contractual Expense Limitation[3]	-0.09%

Seven-Day Effective Yield[2]	0.01%

Seven-Day Taxable-Equivalent Effective Yield[2,4]	0.02%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Subject to the eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit the fund’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. Please see Note 4 in the Financial Notes section for additional details.
[3]	Yield does not reflect the effect of the contractual expense limitation but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.27% to the seven-day yield.
[4]	Taxable-equivalent effective yield assumes a 2010 maximum combined federal regular income and New Jersey state personal income tax rate of 44.90%. Investment income may be subject to the Alternative Minimum Tax.

Schwab New Jersey AMT Tax-Free Money Fundtm 11

Schwab Pennsylvania Municipal Money Fund™

Schwab Pennsylvania Municipal Money Fund (the fund) seeks the highest current income that is consistent with stability of capital and liquidity, and is exempt from federal and Pennsylvania personal income tax.

During the 12-month reporting period that ended December 31, 2010, the fund provided safety and liquidity to shareholders, while emphasizing credit quality. The fund’s investment adviser and its affiliates continued to voluntarily waive certain fees or expenses to maintain a positive net yield for the fund.* Please read more about the yield and other important characteristics of the fund in the charts and footnotes following this discussion.

The downward pressure on the fund’s yield, as well as for municipal money market funds in general, came from a few sources. The Federal Reserve’s ongoing commitment to keep the federal funds rate in the low range of 0%–0.25% for an extended period resulted in less supply at the short-end of the municipal yield curve as many issuers sought to take advantage of low, long-term interest rates by issuing longer-term securities. The pressure on money market fund yields that resulted from this decline in supply was further exacerbated by an increase in demand from crossover buyers. Recent changes by the Securities and Exchange Commission imposed new minimum liquidity requirements on money market funds resulting in taxable money market funds purchasing short-term, tax-exempt securities to meet the new requirements. This added demand put downward pressure on the already low tax-exempt money market yields. The Security Industry and Financial Markets Association Municipal Swap Index (SIFMA index), which is the benchmark rate for most municipal floating-rate instruments, averaged 0.26% for 2010 compared to 0.41% for 2009.

Most of the fund’s assets were allocated to liquid securities with maturities of 15 days or less. However, in light of the managers’ expectation that interest rates would remain low, some of the fund’s assets were invested in high-quality, longer-duration notes and commercial paper. In addition, the fund held 4.5% of its net assets in Variable Rate Demand Preferred Shares issued by closed-end municipal bond funds at the end of the reporting period.

The fund’s weighted average maturity (WAM) was lower during the first half of the reporting period than it was in the second half when supply of longer maturities rose in line with traditional seasonal patterns. Specifically, the fund increased its allocation to fixed-rate notes maturing in 6–13 months, and funded the purchases by selling shorter-term variable rate demand notes.

As of 12/31/10:
 Portfolio Composition by Maturity1

% of Investments

1-15 Days	69.9%
16-30 Days	0.0%
31-60 Days	4.1%
61-90 Days	0.0%
91-120 Days	4.4%
More than 120 Days	21.6%

 Statistics

Weighted Average Maturity[2]	56 Days
Credit Quality of Holdings[3] % of portfolio	100% Tier 1
Credit-Enhanced Securities % of portfolio	59%

 Portfolio Composition by Security Type4

% of Investments

Tender Option Bonds	29.6%
Variable Rate Demand Obligations	41.7%
Commercial Paper	6.3%
Fixed Rate Notes	22.4%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, please see Note 4 of the Financial Notes section.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Portfolio Composition is calculated using the Par Value of Investments.

12 Schwab Pennsylvania Municipal Money Fundtm

Performance and Fund Facts as of 12/31/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-Day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

Schwab
Pennsylvania Municipal
Money Fund
Sweep Shares

Ticker Symbol	SWEXX
Minimum Initial Investment[1]	*

Seven-Day Yield[2]	0.01%

Seven-Day Yield—Without Contractual Expense Limitation[3]	-0.10%

Seven-Day Effective Yield[2]	0.01%

Seven-Day Taxable-Equivalent Effective Yield[2,4]	0.02%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Subject to the eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit the fund’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. Please see Note 4 in the Financial Notes section for additional details.
[3]	Yield does not reflect the effect of the contractual expense limitation but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.21% to the seven-day yield.
[4]	Taxable-equivalent effective yield assumes a 2010 maximum combined federal regular income and Pennsylvania state personal income tax rate of 38.07%. Investment income may be subject to the Alternative Minimum Tax.

Schwab Pennsylvania Municipal Money Fundtm 13

Schwab Massachusetts AMT Tax-Free Money Fund™

Schwab Massachusetts AMT Tax-Free Money Fund (the fund) seeks the highest current income that is consistent with stability of capital and liquidity, and that is exempt from federal and Massachusetts personal income tax.

During the 12-month reporting period that ended December 31, 2010, the fund provided safety and liquidity to shareholders, while emphasizing credit quality. The fund’s investment adviser and its affiliates continued to voluntarily waive certain fees or expenses to maintain a positive net yield for the fund.* Please read more about the yield and other important characteristics of the fund in the charts and footnotes following this discussion.

The downward pressure on the fund’s yield, as well as for municipal money market funds in general, came from a few sources. The Federal Reserve’s ongoing commitment to keep the federal funds rate in the low range of 0%–0.25% for an extended period resulted in less supply at the short-end of the municipal yield curve as many issuers sought to take advantage of low, long-term interest rates by issuing longer-term securities. The pressure on money market fund yields that resulted from this decline in supply was further exacerbated by an increase in demand from crossover buyers. Recent changes by the Securities and Exchange Commission imposed new minimum liquidity requirements on money market funds resulting in taxable money market funds purchasing short-term, tax-exempt securities to meet the new requirements. This added demand put downward pressure on the already low tax-exempt money market yields. The Security Industry and Financial Markets Association Municipal Swap Index (SIFMA index), which is the benchmark rate for most municipal floating-rate instruments, averaged 0.26% for 2010 compared to 0.41% for 2009.

Most of the fund’s assets were allocated to liquid securities with maturities of 15 days or less. However, in light of the managers’ expectation that interest rates would remain low, some of the fund’s assets were invested in high-quality, longer-duration notes and commercial paper.

The fund’s weighted average maturity (WAM) was lower during the first half of the reporting period than it was in the second half when supply of longer maturities rose in line with traditional seasonal patterns. Specifically, the fund increased its allocation to fixed-rate notes maturing in 6–13 months, and funded the purchases by selling shorter-term variable rate demand notes.

As of 12/31/10:
 Portfolio Composition by Maturity1

% of Investments

1-15 Days	71.7%
16-30 Days	1.1%
31-60 Days	7.4%
61-90 Days	0.0%
91-120 Days	1.0%
More than 120 Days	18.8%

 Statistics

Weighted Average Maturity[2]	49 Days
Credit Quality of Holdings[3] % of portfolio	100% Tier 1
Credit-Enhanced Securities % of portfolio	30%

 Portfolio Composition by Security Type4

% of Investments

Tender Option Bonds	54.7%
Variable Rate Demand Obligations	16.4%
Commercial Paper	5.6%
Fixed Rate Notes	22.2%
Other	1.1%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, please see Note 4 of the Financial Notes section.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Portfolio Composition is calculated using the Par Value of Investments.

14 Schwab Massachusetts AMT Tax-Free Money Fundtm

Performance and Fund Facts as of 12/31/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-Day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

Schwab Massachusetts
AMT Tax-Free
Money Fund
Sweep Shares

Ticker Symbol	SWDXX
Minimum Initial Investment[1]	*

Seven-Day Yield[2]	0.01%

Seven-Day Yield—Without Contractual Expense Limitation[3]	-0.09%

Seven-Day Effective Yield[2]	0.01%

Seven-Day Taxable-Equivalent Effective Yield[2,4]	0.02%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Subject to the eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit the fund’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. Please see Note 4 in the Financial Notes section for additional details.
[3]	Yield does not reflect the effect of the contractual expense limitation but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.26% to the seven-day yield.
[4]	Taxable-equivalent effective yield assumes a 2010 maximum combined federal regular income and Massachusetts state personal income tax rate of 40.30%. Investment income may be subject to the Alternative Minimum Tax.

Schwab Massachusetts AMT Tax-Free Money Fundtm 15

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning July 1, 2010 and held through December 31, 2010.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 7/1/10	at 12/31/10	7/1/10–12/31/10

Schwab New York AMT Tax-Free Money Fundtm
Sweep Shares
Actual Return	0.34%	$1,000	$1,000.30	$1.71
Hypothetical 5% Return	0.34%	$1,000	$1,023.49	$1.73
Value Advantage Shares®
Actual Return	0.34%	$1,000	$1,000.30	$1.71
Hypothetical 5% Return	0.34%	$1,000	$1,023.49	$1.73

Schwab New Jersey AMT Tax-Free Money Fundtm
Actual Return	0.34%	$1,000	$1,000.10	$1.71
Hypothetical 5% Return	0.34%	$1,000	$1,023.49	$1.73

Schwab Pennsylvania Municipal Money Fundtm
Actual Return	0.38%	$1,000	$1,000.40	$1.92
Hypothetical 5% Return	0.38%	$1,000	$1,023.29	$1.94

Schwab Massachusetts AMT Tax-Free Money Fundtm
Actual Return	0.34%	$1,000	$1,000.60	$1.71
Hypothetical 5% Return	0.34%	$1,000	$1,023.49	$1.73

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights, which covers a 12-month period.
[2]	Expenses for each fund or share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 365 days of the fiscal year.

16 Schwab Municipal Money Funds

Schwab New York AMT Tax-Free Money Fund™

Financial Statements

Financial Highlights

	1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–
Sweep Shares	12/31/10		12/31/09		12/31/08	12/31/07	12/31/06

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.02	0.03	0.03
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.02	0.03	0.03
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)
Distributions from net realized gains	(0.00)[1]		(0.00)[1]		—	—	—

Total distributions	(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)

Net asset value at end of period	1.00		1.00		1.00	1.00	1.00

Total return (%)	0.04		0.13		1.62	3.03	2.82

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.33	[2]	0.55	[2,3]	0.65	0.65	0.65
Gross operating expenses	0.70		0.73		0.71	0.70	0.84
Net investment income (loss)	0.01		0.11		1.60	2.98	2.80
Net assets, end of period ($ x 1,000,000)	1,545		1,622		1,786	1,561	1,217

	1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–
Value Advantage Shares	12/31/10		12/31/09		12/31/08	12/31/07	12/31/06

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.02	0.03	0.03
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.02	0.03	0.03
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)
Distributions from net realized gains	(0.00)[1]		(0.00)[1]		—	—	—

Total distributions	(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)

Net asset value at end of period	1.00		1.00		1.00	1.00	1.00

Total return (%)	0.04		0.23		1.82	3.24	3.03

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.33	[2]	0.45	[2,3]	0.45	0.45	0.45
Gross operating expenses	0.57		0.60		0.58	0.57	0.60
Net investment income (loss)	0.01		0.22		1.79	3.18	2.98
Net assets, end of period ($ x 1,000,000)	531		870		1,349	1,477	1,103

1 Per-share amount was less than $0.01.
2 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)
3 The ratio of net operating expenses would have been 0.52% for Sweep Shares and 0.42% for Value Advantage Shares, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

See financial notes 17

 Schwab New York AMT Tax-Free Money Fund

Portfolio Holdings as of December 31, 2010

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting Schwab’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

			Cost	Value
Holdings by Category			($)	($)

101.4%		Municipal Securities	2,105,106,894	2,105,106,894

101.4%		Total Investments	2,105,106,894	2,105,106,894
(1	.4)%	Other Assets and Liabilities, Net		(29,981,508)

100.0%		Net Assets		2,075,125,386

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)

Municipal Securities 101.4% of net assets

New York 99.2%
Albany IDA
Civic Facility RB (St. Rose College) Series 2001A	b	5.38%		07/01/11	2,755,000	2,849,082
Albany SD
BAN 2010		1.50%		06/24/11	14,000,000	14,050,989
Amherst CSD
BAN 2010		1.25%		08/04/11	12,475,000	12,526,874
Amherst IDA
Civic Facility RB (Daemen College) Series 2006B	a,b	0.35%		01/07/11	16,160,000	16,160,000
Bay Shore UFSD
TAN 2010-2011		1.25%		06/24/11	12,000,000	12,050,400
Broome Cnty IDA
Civic Facility RB (Methodist Homes for the Aging) Series 2003	a,b	0.65%		01/07/11	2,235,000	2,235,000
Copiague UFSD
TAN 2010-2011		1.50%		06/30/11	8,900,000	8,941,871
Deer Park UFSD
TAN 2010-2011		1.25%		06/30/11	18,000,000	18,059,014
East Irondequoit CSD
BAN 2010		1.00%	02/15/11	07/19/11	16,000,000	16,006,791
East Rochester Housing Auth
Housing RB (Park Ridge Nursing Home) Series 2008	a,b	0.35%		01/07/11	9,235,000	9,235,000
Eastport South Manor CSD
TAN 2010-2011		1.25%		06/24/11	4,000,000	4,016,401
Herricks UFSD
TAN 2010-2011		1.25%		06/24/11	5,200,000	5,221,493
Ithaca SD
BAN 2010		1.50%		07/08/11	11,240,000	11,294,073
Lancaster IDA
Civic Facility RB (2000 GreenField Manor)	a,b	0.39%		01/07/11	10,035,000	10,035,000
Lindenhurst UFSD
TAN 2010-2011	f	1.50%		06/23/11	29,200,000	29,333,436
Long Island Power Auth
CP Notes Series CP1	b	0.35%		02/09/11	22,200,000	22,200,000
Electric System General RB Series 2004A	a,b,c,d	0.35%		01/07/11	22,275,000	22,275,000
Electric System General RB Series 2006C	a,b,c,d	0.32%		01/07/11	6,500,000	6,500,000

18 See financial notes

 Schwab New York AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
Metropolitan Transportation Auth
Dedicated Tax Fund Bonds Series 2002B	a,c	0.39%		01/07/11	35,505,000	35,505,000
	a,c,e	0.39%		01/07/11	28,485,000	28,485,000
Dedicated Tax Fund Refunding Bonds Series 2008A	a,c	0.36%		01/07/11	20,000,000	20,000,000
Transportation RB Series 2002A	a,b,c,d	0.44%		01/07/11	7,250,000	7,250,000
Transportation RB Series 2003A	a,b,c,d	0.35%		01/07/11	10,195,000	10,195,000
Transportation RB Series 2005B	a,b,c,d	0.34%		01/07/11	4,995,000	4,995,000
Transportation RB Series 2007A	a,b,c,d,f	0.35%		01/07/11	31,000,000	31,000,000
Transportation RB Series 2010D		1.50%		11/15/11	11,850,000	11,934,155
Transportation Revenue BAN Series CP2B	b	0.33%		02/04/11	11,500,000	11,500,000
	b	0.33%		03/04/11	23,500,000	23,500,000
Transportation Revenue BAN Series CP2C	b	0.26%		01/11/11	5,000,000	5,000,000
	b	0.28%		02/03/11	5,000,000	5,000,000
	b	0.29%		03/07/11	5,000,000	5,000,000
	b	0.30%		04/07/11	5,000,000	5,000,000
	b	0.31%		04/07/11	7,000,000	7,000,000
Middle Cnty CSD
TAN 2010-2011		1.25%		06/30/11	30,000,000	30,119,449
Mineola UFSD
TAN 2010-2011		1.25%		06/28/11	12,000,000	12,038,894
Monroe Cnty IDA
Civic Facility RB Series 2004	a,b	0.44%		01/07/11	1,750,000	1,750,000
Nassau Cnty
GO RAN Series 2010A		2.00%		03/15/11	20,000,000	20,063,748
Nassau Cnty Interim Finance Auth
Sales Tax Secured Bonds Series 2008D1	a,c	0.36%		01/07/11	61,000,000	61,000,000
New York
GO Refunding Bonds Series 2005C		4.00%		04/15/11	200,000	201,764
New York City
GO Bonds Fiscal 1997 Series B		6.50%		08/15/11	735,000	762,723
GO Bonds Fiscal 2002 Series A8		2.00%		11/01/11	690,000	698,932
GO Bonds Fiscal 2002 Series F		5.75%		08/01/11	435,000	448,364
GO Bonds Fiscal 2002 Series G		5.75%		08/01/11	200,000	206,032
GO Bonds Fiscal 2003 Series C1		5.25%		08/01/11	1,805,000	1,855,335
GO Bonds Fiscal 2003 Series C3B	a,c	0.30%		01/07/11	2,580,000	2,580,000
GO Bonds Fiscal 2003 Series I		4.20%		03/01/11	275,000	276,584
GO Bonds Fiscal 2004 Series G		5.00%		08/01/11	1,250,000	1,282,981
GO Bonds Fiscal 2004 Series J	a,c,d	0.34%		01/07/11	7,670,000	7,670,000
GO Bonds Fiscal 2005 Series C3	a,c,d	0.34%		01/07/11	12,700,000	12,700,000
GO Bonds Fiscal 2005 Series G	a,c,d	0.34%		01/07/11	7,555,000	7,555,000
GO Bonds Fiscal 2005 Series J	a,c,d	0.34%		01/07/11	5,025,000	5,025,000
GO Bonds Fiscal 2005 Series M		5.00%		04/01/11	500,000	505,637
GO Bonds Fiscal 2005 Series O	a,c,d	0.34%		01/07/11	7,000,000	7,000,000
GO Bonds Fiscal 2006 Series C		5.00%		08/01/11	830,000	852,016
GO Bonds Fiscal 2006 Series I7	a,b	0.36%		01/07/11	16,000,000	16,000,000
GO Bonds Fiscal 2006 Series I8	a,b	0.33%		01/03/11	8,030,000	8,030,000
GO Bonds Fiscal 2007 Series B		3.63%		02/01/11	500,000	501,333
GO Bonds Fiscal 2007 Series D		5.00%		02/01/11	1,780,000	1,786,658
GO Bonds Fiscal 2008 Series C1		5.00%		10/01/11	250,000	258,340
GO Bonds Fiscal 2008 Series E	a,c,d	0.35%		01/07/11	18,695,000	18,695,000
		5.00%		08/01/11	800,000	821,099
GO Bonds Fiscal 2008 Series J4	a,c,d	0.37%		01/03/11	2,275,000	2,275,000
GO Bonds Fiscal 2008 Series L5	a,c	0.37%		01/03/11	6,930,000	6,930,000
GO Bonds Fiscal 2009 Series B1		3.00%		09/01/11	2,115,000	2,150,390
GO Bonds Fiscal 2009 Series H1	a,c,d	0.35%		01/07/11	8,250,000	8,250,000
		5.00%		03/01/11	200,000	201,366
GO Bonds Fiscal 2009 Series I1	a,c,d	0.34%		01/07/11	14,740,000	14,740,000
GO Bonds Fiscal 2009 Series J1	a,c,d	0.34%		01/07/11	4,250,000	4,250,000
GO Bonds Fiscal 2010 Series C		5.00%		08/01/11	2,500,000	2,566,395
GO Bonds Fiscal 2010 Series E		3.00%		08/01/11	1,860,000	1,888,008
New York City Capital Resource Corp
RB (Loan Enhanced Assistance Program) Series 2008B1	a,b	0.42%		01/07/11	4,010,000	4,010,000
New York City Housing Development Corp
M/F Housing RB Series 2009C1	a,c,d	0.34%		01/07/11	4,715,000	4,715,000
M/F Housing RB Series 2009E2A		0.41%		09/15/11	15,000,000	15,000,000

See financial notes 19

 Schwab New York AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
M/F Housing RB Series 2009H2		0.55%		07/01/11	13,000,000	13,000,000
M/F Housing RB Series 2010B	a,c,d	0.38%		01/07/11	35,750,000	35,750,000
M/F Housing RB (James Tower) Series 2002A	a,b	0.33%		01/07/11	5,030,000	5,030,000
M/F Rental RB (Related-Monterey) Series 1997A	a,b	0.31%		01/07/11	1,700,000	1,700,000
New York City IDA
Civic Facility RB (New York Univ) Series 2001	a,c,d	0.35%		01/07/11	6,530,000	6,530,000
New York City Municipal Water Finance Auth
CP Series 6		0.32%		01/07/11	26,260,000	26,260,000
Crossover Refunding Bond Series 2002E	a,c,d	0.34%		01/07/11	6,865,000	6,865,000
Extendible CP Notes Series 7		0.34%	01/13/11	09/12/11	25,000,000	25,000,000
		0.34%	01/14/11	09/12/11	26,000,000	26,000,000
Extendible CP Notes Series 8		0.39%	01/18/11	07/17/11	10,200,000	10,200,000
Water & Sewer System RB Series 2003E	a,c,d	0.34%		01/07/11	4,995,000	4,995,000
Water & Sewer System RB Fiscal 2000 Series C	a,c	0.30%		01/03/11	10,000,000	10,000,000
Water & Sewer System RB Fiscal 2001 Series F1	a,c	0.32%		01/03/11	6,315,000	6,315,000
Water & Sewer System RB Fiscal 2001 Series F2	a,c	0.30%		01/07/11	3,525,000	3,525,000
Water & Sewer System RB Fiscal 2003 Series A	a,c,d	0.34%		01/07/11	9,900,000	9,900,000
Water & Sewer System RB Fiscal 2005 Series D	a,c,d	0.34%		01/07/11	16,265,000	16,265,000
	a,c,d	0.35%		01/07/11	5,800,000	5,800,000
Water & Sewer System RB Fiscal 2006 Series A	a,c,d	0.34%		01/07/11	9,585,000	9,585,000
	a,b,c,d	0.35%		01/07/11	10,000,000	10,000,000
Water & Sewer System RB Fiscal 2007 Series A	a,c,d	0.40%		01/07/11	12,750,000	12,750,000
Water & Sewer System RB Fiscal 2008 Series B2	a,c	0.26%		01/03/11	2,140,000	2,140,000
Water & Sewer System RB Fiscal 2009 Series DD	a,c,d	0.34%		01/07/11	5,205,000	5,205,000
Water & Sewer System RB Fiscal 2009 Series FF2	a,c,d	0.34%		01/07/11	24,000,000	24,000,000
Water & Sewer System RB Fiscal 2011 Series BB	a,c,d	0.34%		01/07/11	5,500,000	5,500,000
New York City Transitional Finance Auth
Building Aid RB Fiscal 2007 Series S2	a,c,d	0.37%		01/07/11	14,590,000	14,590,000
Building Aid RB Fiscal 2009 Series S4	b,c,d	0.45%		06/02/11	16,435,000	16,435,000
Building Aid RB Fiscal 2009 Series S5	b,c,d	0.45%		06/02/11	18,080,000	18,080,000
Future Tax Secured Sr Refunding Bonds Fiscal 2006 Series A1		5.00%		11/01/11	1,000,000	1,037,704
Future Tax Secured Sub Bonds Fiscal 2007 Series C1	a,c,d	0.35%		01/07/11	6,000,000	6,000,000
Future Tax Secured Sub Bonds Fiscal 2010 Series D		5.00%		11/01/11	1,000,000	1,037,354
Recovery Bonds Fiscal 2003 Series 2A	a,c	0.31%		01/03/11	7,095,000	7,095,000
New York City Trust for Cultural Resources
RB (Museum of Modern Art) Series 2001-1D	a,c,d	0.35%		01/07/11	4,015,000	4,015,000
Refunding RB (American Museum of Natural History) Series 2004A	a,c,d	0.37%		01/07/11	3,745,000	3,745,000
Refunding RB (American Museum of Natural History) Series 2008A1	a,c	0.32%		01/03/11	1,360,000	1,360,000
Refunding RB (American Museum of Natural History) Series 2008A2	a,c	0.28%		01/03/11	2,625,000	2,625,000
Refunding RB (Lincoln Center for the Performing Arts) Series 2008A1	a,b	0.32%		01/03/11	3,100,000	3,100,000
New York Liberty Development Corp
Liberty RB (3 World Trade Center) Series 2010A1	b	0.42%		01/19/12	12,000,000	12,000,000
Liberty RB (World Trade Center) Series 2009A2	b	0.32%		05/05/11	20,000,000	20,000,000
New York State Dormitory Auth
Consolidated RB (City Univ) Series 1993A	a,c,d	0.47%		01/07/11	22,105,000	22,105,000
Court Facilities Lease RB Series 2003A		5.25%		05/15/11	635,000	646,242
CP Notes (Cornell Univ)		0.34%		03/10/11	6,155,000	6,155,000
Hospital RB (NY & Presbyterian Hospital) Series 2007	a,b,c,d	0.35%		01/07/11	9,900,000	9,900,000
Mental Health Services Facilities Improvement RB Series 2005D1		5.00%		08/15/11	500,000	513,740
Mental Health Services Facilities Improvement RB Series 2009A1		4.00%		02/15/11	350,000	351,479
RB (Cornell Univ) Series 2006A	a,c,d	0.40%		01/07/11	9,865,000	9,865,000
RB (Cornell Univ) Series 2010A	a,c,d	0.40%		01/07/11	14,535,000	14,535,000
RB (New York Univ) Series 2001-2	a,c,d	0.35%		01/07/11	3,450,000	3,450,000
RB (New York Univ) Series 2009A	a,c,d	0.34%		01/07/11	3,195,000	3,195,000
	a,c,d	0.35%		01/07/11	7,085,000	7,085,000
	b,c,d	0.40%		09/29/11	12,580,000	12,580,000
RB (Royal Charter Properties-East) Series 2006A	a,b	0.30%		01/07/11	3,190,000	3,190,000
Refunding RB (Consolidated Service Contract) Series 2009A		2.00%		07/01/11	3,000,000	3,022,769
		3.00%		07/01/11	2,000,000	2,022,839
State Personal Income Tax RB Series 2003A		5.50%		03/15/11	1,000,000	1,010,315
		5.00%		12/15/11	200,000	208,156

20 See financial notes

 Schwab New York AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
State Personal Income Tax RB Series 2005B	a,c,d	0.47%		01/07/11	2,000,000	2,000,000
State Personal Income Tax RB Series 2005F	a,c,d	0.34%		01/07/11	11,930,000	11,930,000
	a,c,d	0.40%		01/07/11	7,500,000	7,500,000
State Personal Income Tax RB Series 2006D	a,c,d	0.36%		01/07/11	22,500,000	22,500,000
State Personal Income Tax RB Series 2009A	a,c,d	0.34%		01/07/11	2,500,000	2,500,000
State Personal Income Tax RB Series 2009D		3.00%		06/15/11	200,000	201,939
		4.00%		06/15/11	300,000	304,331
State Personal Income Tax RB Series 2010F	a,c,d	0.40%		01/07/11	5,000,000	5,000,000
State Personal Income Tax Refunding RB Series 2005B	a,c,d	0.47%		01/07/11	14,680,000	14,680,000
New York State Environmental Facilities Corp
Clean Water & Drinking Water Revolving Funds RB Series 2002B	a,c,d	0.34%		01/07/11	9,200,000	9,200,000
	a,c,d	0.38%		01/07/11	9,000,000	9,000,000
	a,c,d,e	0.38%		01/07/11	9,300,000	9,300,000
Clean Water & Drinking Water Revolving Funds RB Series 2002D		5.00%		06/15/11	400,000	408,036
Clean Water & Drinking Water Revolving Funds RB Series 2009A	a,c,d	0.34%		01/07/11	1,995,000	1,995,000
	a,c,d	0.40%		01/07/11	10,070,000	10,070,000
State Revolving Funds RB Series 2010C	a,c,d	0.40%		01/07/11	1,465,000	1,465,000
New York State HFA
Housing RB (505 W 37th St) Series 2009A	a,b	0.33%		01/07/11	35,960,000	35,960,000
Housing RB (600 W 42nd St) Series 2009A	a,b	0.33%		01/07/11	100,700,000	100,700,000
Housing RB (College Arms Apts) Series 2008A	a,b	0.40%		01/07/11	3,795,000	3,795,000
Housing RB (Tribeca Green) Series 2003A	a,b	0.38%		01/07/11	8,615,000	8,615,000
Service Contract Refunding RB Series 2003I	a,b	0.34%		01/07/11	5,000,000	5,000,000
New York State Local Government Assistance Corp
Sub Lien Refunding Bonds Series 2003A4V	a,c	0.33%		01/07/11	7,550,000	7,550,000
New York State Mortgage Agency
Homeowner Mortgage RB Series 162	a,c,e	0.32%		01/07/11	23,165,000	23,165,000
New York State Power Auth
CP Series 1		0.30%		01/12/11	10,000,000	10,000,000
		0.34%		01/12/11	4,000,000	4,000,000
		0.29%		01/18/11	10,000,000	10,000,000
		0.35%		02/09/11	2,050,000	2,050,000
CP Series 2		0.29%		01/18/11	24,000,000	24,000,000
		0.30%		01/18/11	18,240,000	18,240,000
New York State Thruway Auth
General RB Series G	a,b,c,d	0.37%		01/07/11	2,000,000	2,000,000
	a,b,c,d	0.43%		01/07/11	3,950,000	3,950,000
General RB Series H	a,b,c,d	0.35%		01/07/11	17,570,000	17,570,000
	a,b,c,d	0.44%		01/07/11	4,645,000	4,645,000
New York State Tobacco Settlement Financing Corp
Asset-Backed RB Series 2003A1C	a,c,d	0.39%		01/07/11	4,795,000	4,795,000
Asset-Backed RB Series 2008A		5.00%		06/01/11	150,000	152,534
New York State Urban Development Corp
Service Contract RB Series 2002A		5.00%		01/01/11	11,185,000	11,185,000
		5.25%		01/01/11	4,450,000	4,450,000
		5.50%		01/01/11	41,640,000	41,640,000
Service Contract Refunding RB Series 2005A		5.00%		01/01/11	1,140,000	1,140,000
Service Contract Refunding RB Series 2005B		5.00%		01/01/11	1,150,000	1,150,000
Service Contract Refunding RB Series 2008D		5.00%		01/01/12	1,200,000	1,250,097
Service Contract Refunding RB Series 2010A1		3.00%		01/01/12	2,000,000	2,048,259
State Facilities Refunding RB Series 1995		5.75%		04/01/11	5,450,000	5,522,086
State Personal Income Tax RB Series 2004A3A	a,c	0.40%		01/07/11	7,500,000	7,500,000
State Personal Income Tax RB Series 2004A3C	a,c	0.40%		01/07/11	3,090,000	3,090,000
State Personal Income Tax RB Series 2005B	a,c,d	0.34%		01/07/11	9,195,000	9,195,000
State Personal Income Tax RB Series 2008A1		5.00%		12/15/11	250,000	260,188
State Personal Income Tax RB Series 2009A1	a,c,d	0.34%		01/07/11	7,535,000	7,535,000
Newburg SD
BAN Series 2010D		1.50%		12/16/11	23,000,000	23,194,407
Port Auth of New York & New Jersey
Consolidated Bonds 135th Series	a,c,d	0.34%		01/07/11	2,085,000	2,085,000
Consolidated Bonds 140th Series	a,b,c,d	0.35%		01/07/11	10,935,000	10,935,000
Consolidated Bonds 144th Series	a,c,d	0.34%		01/07/11	1,695,000	1,695,000
Consolidated Bonds 148th Series	a,c,d	0.34%		01/07/11	27,820,000	27,820,000
	a,c,d,f	0.35%		01/07/11	36,350,000	36,350,000
	a,c,d	0.35%		01/07/11	8,230,000	8,230,000

See financial notes 21

 Schwab New York AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
Consolidated Bonds 160th Series	a,c,d	0.35%		01/07/11	3,125,000	3,125,000
CP Series B		0.32%		04/06/11	6,600,000	6,600,000
		0.37%		06/03/11	1,920,000	1,920,000
		0.36%		06/08/11	6,000,000	6,000,000
Putnam Cnty
GO TAN 2010		1.25%		10/27/11	17,000,000	17,115,334
Rondout Valley CSD at Accord
BAN 2010		1.25%		08/11/11	10,860,298	10,908,253
Sachem CSD at Holbrook
BAN 2010		2.00%		08/26/11	8,000,000	8,083,268
TAN 2010-2011		1.50%		06/23/11	5,000,000	5,026,697
Sales Tax Asset Receivable Corp
RB Fiscal 2005 Series A	a,c,d	0.37%		01/07/11	8,815,000	8,815,000
Schenectady IDA
RB (Sunnyview Hospital & Rehabilitation Center) Series 2003A	a,b	0.35%		01/07/11	6,830,000	6,830,000
RB (Sunnyview Hospital & Rehabilitation Center) Series 2003B	a,b	0.35%		01/07/11	4,185,000	4,185,000
Seaford UFSD
TAN 2010-2011		1.50%		06/23/11	8,000,000	8,035,767
Suffolk Cnty
BAN Series 2010A		1.50%		05/27/11	9,510,000	9,548,487
Tarrytowns UFSD
BAN Series 2010		1.00%		02/18/11	19,630,000	19,644,895
Triborough Bridge & Tunnel Auth
Convention Center Bonds Series E		6.00%		01/01/11	560,000	560,000
General Purpose RB Series 2001A	a,c,d	0.35%		01/07/11	7,400,000	7,400,000
General RB Series 2005A	a,c	0.39%		01/07/11	15,080,000	15,080,000
General RB Series 2008C	a,c,d	0.40%		01/07/11	1,100,000	1,100,000
General RB Series 2009A2	a,c,d	0.35%		01/07/11	6,500,000	6,500,000
		2.50%		11/15/11	300,000	305,282
General Refunding RB Series 2005B2	a,c	0.34%		01/07/11	14,465,000	14,465,000
Sub RB Series 2008D		4.00%		11/15/11	150,000	153,938
Sub Refunding RB Series 2002E	a,c,d	0.33%		01/07/11	11,875,000	11,875,000
	a,c,d	0.35%		01/07/11	10,660,000	10,660,000
	a,c,d	0.43%		01/07/11	9,500,000	9,500,000
	a,c,d,f	0.43%		01/07/11	24,925,000	24,925,000
Ulster Cnty
BAN 2010		1.25%		11/18/11	7,265,000	7,315,219
Watertown SD
BAN 2010		1.25%		07/28/11	10,000,000	10,039,289
Westchester Cnty IDA
Mortgage RB (Kendal on Hudson) Series 2007	a,b	0.78%		01/07/11	8,000,000	8,000,000

						2,059,519,531

Puerto Rico 2.2%
Puerto Rico
Public Improvement Refunding Bonds Series 2008B	a,b	0.22%		01/03/11	16,225,000	16,225,000
Puerto Rico Highway & Transportation Auth
Transportation RB Series A	a,b	0.32%		01/07/11	220,000	220,000
Puerto Rico Sales Tax Financing Corp
Sales Tax RB Series 2007A	a,b,c,d	0.34%		01/07/11	25,035,000	25,035,000
Sales Tax RB First Sub Series 2009A	b	5.00%		08/01/11	4,000,000	4,107,363

						45,587,363

Total Municipal Securities
(Cost $2,105,106,894)						2,105,106,894

End of Investments.

22 See financial notes

 Schwab New York AMT Tax-Free Money Fund

Portfolio Holdings continued

At 12/31/10, the tax basis cost of the fund’s investments was $2,105,106,894.

*	If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as interest rate reset, demand feature or put feature, the effective maturity date is disclosed. The second maturity date is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity column.
a	Variable-rate security.
b	Credit-enhanced security.
c	Liquidity-enhanced security.
d	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $826,695,000 or 39.8% of net assets.
e	Delayed-delivery security.
f	All or a portion of this security is held as collateral for delayed-delivery securities.

BAN —	Bond anticipation note
COP —	Certificate of participation
CP —	Commercial paper
CSD —	Central school district
GO —	General obligation
HFA —	Housing finance agency/authority
HRA —	Housing & redevelopment authority
IDA —	Industrial development agency/authority
IDB —	Industrial development board
IDRB —	Industrial development revenue bond
ISD —	Independent school district
M/F —	Multi-family
RAN —	Revenue anticipation note
RB —	Revenue bond
SD —	School district
S/F —	Single-family
TAN —	Tax anticipation note
TECP —	Tax-exempt commercial paper
TRAN —	Tax and revenue anticipation note
UFSD —	Union free school district
UHSD —	Union high school district
USD —	Unified school district

See financial notes 23

 Schwab New York AMT Tax-Free Money Fund

Statement of
Assets and Liabilities
As of December 31, 2010.

Assets

Investments, at cost and value (Note 2a)		$2,105,106,894
Cash		16,216
Receivables:
Investments sold		47,375,899
Interest		5,061,451
Fund shares sold		3,982
Prepaid expenses	+	23,706

Total assets		2,157,588,148

Liabilities

Payables:
Investments bought		81,123,262
Investment adviser and administrator fees		46,413
Shareholder services fees		14,432
Fund shares redeemed		1,212,915
Distributions to shareholders		13,524
Accrued expenses	+	52,216

Total liabilities		82,462,762

Net Assets

Total assets		2,157,588,148
Total liabilities	−	82,462,762

Net assets		$2,075,125,386

Net Assets by Source
Capital received from investors		2,075,125,386

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Sweep Shares	$1,544,591,848		1,543,680,588		$1.00
Value Advantage Shares	$530,533,538		530,129,883		$1.00

24 See financial notes

 Schwab New York AMT Tax-Free Money Fund

Statement of
Operations
For January 1, 2010 through December 31, 2010.

Investment Income

Interest		$7,519,199

Expenses

Investment adviser and administrator fees		7,397,569
Shareholder service fees:
Sweep Shares		5,422,650
Value Advantage Shares		1,471,056
Portfolio accounting fees		83,424
Custodian fees		50,938
Registration fees		49,472
Shareholder reports		48,384
Trustees’ fees		37,437
Professional fees		36,128
Transfer agent fees		25,872
Interest expense		2,124
Tax expenses		70
Other expenses	+	74,447

Total expenses		14,699,571
Expense reduction by adviser and Schwab	−	7,401,622
Custody credits	−	386

Net expenses	−	7,297,563

Net investment income		221,636

Realized Gains (Losses)

Net realized gains on investments		543,450

Increase in net assets resulting from operations		$765,086

See financial notes 25

 Schwab New York AMT Tax-Free Money Fund

Statements of
Changes in Net Assets
For current and prior report periods.

Operations

1/1/10-12/31/10			1/1/09-12/31/09
Net investment income		$221,636	$4,557,636
Net realized gains	+	543,450	559,429

Increase in net assets from operations		765,086	5,117,065

Distributions to Shareholders

Distributions from net investment income
Sweep Shares		(154,831)	(1,990,711)
Value Advantage Shares	+	(66,805)	(2,601,878)

Total distributions from net investment income		(221,636)	(4,592,589)

Distributions from net realized gains
Sweep Shares		(416,676)	(372,934)
Value Advantage Shares	+	(143,425)	(200,343)

Total distributions from net realized gains		(560,101)	(573,277)

Total distributions		(781,737)	(5,165,866)

Transactions in Fund Shares*

Shares Sold
Sweep Shares		4,720,993,181	6,192,682,117
Value Advantage Shares	+	96,055,187	484,980,928

Total shares sold		4,817,048,368	6,677,663,045

Shares Reinvested
Sweep Shares		562,413	2,333,895
Value Advantage Shares	+	189,735	2,458,669

Total shares reinvested		752,148	4,792,564

Shares Redeemed
Sweep Shares		(4,799,722,262)	(6,358,981,341)
Value Advantage Shares	+	(435,603,880)	(965,927,052)

Total shares redeemed		(5,235,326,142)	(7,324,908,393)

Net transactions in fund shares		(417,525,626)	(642,452,784)

Net Assets

Beginning of period		2,492,667,663	3,135,169,248
Total decrease	+	(417,542,277)	(642,501,585)

End of period		$2,075,125,386	$2,492,667,663

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

26 See financial notes

Schwab New Jersey AMT Tax-Free Money Fund™

Financial Statements

Financial Highlights

	1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–
	12/31/10		12/31/09		12/31/08	12/31/07	12/31/06

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.02	0.03	0.03
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.02	0.03	0.03
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)
Distributions from net realized gains	(0.00)[1]		(0.00)[1]		—	—	—

Total distributions	(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)

Net asset value at end of period	1.00		1.00		1.00	1.00	1.00

Total return (%)	0.02		0.09		1.66	3.02	2.82

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.33	[2]	0.56	[2,3]	0.64	0.66 [4]	0.65
Gross operating expenses	0.73		0.76		0.74	0.76	0.88
Net investment income (loss)	0.01		0.08		1.63	2.96	2.78
Net assets, end of period ($ x 1,000,000)	635		721		835	726	513

1 Per-share amount was less than $0.01.
2 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)
3 The ratio of net operating expenses would have been 0.53% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.
4 The ratio of net operating expenses would have been 0.65% if tax expenses had not been incurred.

See financial notes 27

 Schwab New Jersey AMT Tax-Free Money Fund

Portfolio Holdings as of December 31, 2010

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting Schwab’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

			Cost	Value
Holdings by Category			($)	($)

101.2%		Municipal Securities	641,925,139	641,925,139

101.2%		Total Investments	641,925,139	641,925,139
(1	.2)%	Other Assets and Liabilities, Net		(7,320,197)

100.0%		Net Assets		634,604,942

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)

Municipal Securities 101.2% of net assets

New Jersey 94.7%
Brick Township
BAN Series 2010A		1.75%		09/30/11	5,790,000	5,848,853
Burlington Cnty Bridge Commission
Solid Waste Project Notes Series 2010		2.00%		10/11/11	6,500,000	6,575,197
Camden Cnty Improvement Auth
Cnty Guaranteed Loan Revenue Notes Series 2010		1.50%		12/28/11	5,000,000	5,042,745
Cranbury Township
BAN 2010		1.40%		01/14/11	3,317,500	3,318,628
Delaware River Jt Toll Bridge Commission
Bridge System RB Series 2007B1	a,b	0.33%		01/07/11	10,470,000	10,470,000
Delaware River Port Auth
Refunding RB Series 2008A	a,b,f	0.37%		01/07/11	13,830,000	13,830,000
Refunding RB Series 2008B	a,b	0.29%		01/07/11	3,620,000	3,620,000
East Brunswick
BAN		1.40%		01/07/11	4,438,000	4,438,705
		2.50%		04/27/11	7,000,000	7,042,691
	e	2.00%		01/06/12	7,195,000	7,291,485
Essex Cnty Improvement Auth
M/F Housing RB (Fern Sr Housing) Series 2010	a,b	0.31%		01/07/11	3,300,000	3,300,000
Fairfield
BAN		1.50%		02/24/11	4,385,385	4,391,514
Garden State Preservation Trust
Open Space & Farmland Preservation Bonds Series 2003B	a,c,d	0.36%		01/07/11	6,000,000	6,000,000
Open Space & Farmland Preservation Bonds Series 2005A	a,c,d	0.34%		01/07/11	4,190,000	4,190,000
Hudson Cnty Improvement Auth
Guaranteed Pool Notes Series 2010E1		1.50%		08/31/11	14,200,000	14,274,820
Jefferson Township
BAN		1.50%		06/29/11	6,498,370	6,525,586
Livingston Township
BAN		1.25%		02/11/11	16,700,000	16,714,626
Mendham Township
BAN		1.50%		05/26/11	1,973,000	1,980,007
Middlesex Cnty Improvement Auth
Capital Equipment RB Series 2010		1.50%		09/15/11	1,900,000	1,911,970
Monroe
BAN		1.00%		02/09/11	6,000,000	6,003,696

28 See financial notes

 Schwab New Jersey AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
New Jersey
GO Refunding Bonds Series D		6.00%		02/15/11	2,400,000	2,416,102
GO Refunding Bonds Series J		5.00%		07/15/11	1,000,000	1,024,168
GO Refunding Bonds Series N	a,c,d	0.47%		01/07/11	3,260,000	3,260,000
Refunding GO Bonds Series H		5.25%		07/01/11	1,350,000	1,382,490
New Jersey Economic Development Auth
Economic Development Bonds (Ranney School) Series 2007	a,b	0.77%		01/07/11	6,205,000	6,205,000
Motor Vehicle Surcharge RB Series 2004A	a,b,c,d	0.40%		01/07/11	5,715,000	5,715,000
RB (Catholic Community Service) Series 1993	a,b	0.38%		01/07/11	3,280,000	3,280,000
RB (Crane’s Mill) Series 2008B	a,b	0.31%		01/07/11	4,375,000	4,375,000
RB (Presbyterian Homes Assisted Living) Series 2006A	a,b	0.29%		01/07/11	5,080,000	5,080,000
RB (Princeton Day School) Series 2005	a,b	0.31%		01/07/11	10,000,000	10,000,000
RB (Wyckoff Family YMCA) 2003	a,b,e	0.35%		01/07/11	2,190,000	2,190,000
School Facilities Construction Bonds Series 2008X	a,b	0.37%		01/07/11	19,900,000	19,900,000
School Facilities Construction Refunding Bonds Series 2008V2	a,b	0.39%		01/07/11	42,030,000	42,030,000
School Facilities Construction Refunding Bonds Series 2008V3	a,b	0.28%		01/07/11	7,900,000	7,900,000
School Facilities Construction Refunding Bonds Series 2008V4	a,b	0.33%		01/07/11	7,805,000	7,805,000
Transportation System Bonds Series 2005B & 2006A & School Facilities Construction Refunding Bonds Series 2005K	a,c,d	0.34%		01/07/11	9,595,000	9,595,000
New Jersey Educational Facilities Auth
RB (Princeton Univ) Series 2007E	a,c,d	0.40%		01/07/11	2,053,000	2,053,000
RB (Princeton Univ) Series 2007F	a,c,d	0.34%		01/07/11	6,435,000	6,435,000
New Jersey Health Care Facilities Financing Auth
RB (Composite Program) Series 2003A2	a,b	0.43%		01/07/11	2,400,000	2,400,000
RB (Hospital Capital Asset Financing Program) Series 1985A	a,b	0.34%		01/07/11	3,800,000	3,800,000
RB (Meridian Health System) Series 2003A	a,b	0.34%		01/07/11	17,365,000	17,365,000
RB (Princeton HealthCare System) Series 2010B	a,b	0.29%		01/07/11	1,000,000	1,000,000
RB (St. Peter’s Univ Hospital) Series 2000B	a,b	0.37%		01/07/11	1,900,000	1,900,000
RB (Virtua Health) Series 2009C	a,b	0.29%		01/07/11	355,000	355,000
Refunding RB (Underwood-Memorial Hospital) Series 2008	a,b	0.28%		01/07/11	2,580,000	2,580,000
New Jersey Transportation Trust Fund Auth
Transportation System Bonds Series 2004B		5.25%		12/15/11	1,535,000	1,604,727
Transportation System Bonds Series 2006A	a,c,d	0.33%		01/07/11	12,000,000	12,000,000
Transportation System Bonds Series 2006C	a,b,c,d	0.34%		01/07/11	35,655,000	35,655,000
	a,b,c,d,f	0.36%		01/07/11	11,065,000	11,065,000
	b,c,d,f	0.43%		08/04/11	13,655,000	13,655,000
Transportation System Bonds Series 2007A	a,b,c,d	0.35%		01/07/11	10,205,000	10,205,000
	a,c,d	0.40%		01/07/11	7,400,000	7,400,000
Transportation System Bonds Series 2009A	b,c,d	0.45%		05/19/11	16,320,000	16,320,000
Transportation System Bonds Series 2009D	a,b	0.30%		01/07/11	8,900,000	8,900,000
New Jersey Turnpike Auth
RB Series 2003A	a,b,c,d	0.35%		01/07/11	12,260,000	12,260,000
RB Series 2003A & Refunding RB Series 2005A	a,b,c,d	0.44%		01/07/11	5,335,000	5,335,000
RB Series 2009A	a,b	0.34%		01/07/11	4,225,000	4,225,000
Refunding RB Series 2005A	a,b,c,d	0.36%		01/07/11	6,500,000	6,500,000
Newark Housing Auth
Port Auth-Port Newark Marine Terminal Refunding Bonds (Newark Redevelopment) Series 2007	a,b,c,d	0.34%		01/07/11	3,395,000	3,395,000
North Bergen
BAN Series 2010		1.50%		06/02/11	5,595,500	5,615,167
Port Auth of New York & New Jersey
Consolidated Bonds 133rd Series		3.00%		07/15/11	1,000,000	1,013,383
Consolidated Bonds 140th Series	a,b,c,d,f	0.35%		01/07/11	2,945,000	2,945,000
Consolidated Bonds 144th Series	a,c,d	0.34%		01/07/11	15,900,000	15,900,000
Consolidated Bonds 148th Series	a,c,d	0.34%		01/07/11	2,180,000	2,180,000
	a,c,d	0.35%		01/07/11	1,000,000	1,000,000
	a,c,d,f	0.35%		01/07/11	16,000,000	16,000,000
Consolidated Bonds 156th Series	a,c,d	0.34%		01/07/11	1,400,000	1,400,000
CP Series B		0.30%		03/04/11	8,500,000	8,500,000
		0.30%		03/15/11	15,050,000	15,050,000
		0.37%		06/03/11	16,080,000	16,080,000
		0.36%		06/08/11	6,300,000	6,300,000
River Vale Township
BAN		0.39%		01/14/11	13,000,000	13,000,129

See financial notes 29

 Schwab New Jersey AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
Rockaway Township
GO Bonds Series 2003		2.88%		07/15/11	440,000	445,516
Rutgers State Univ
CP Series A&B	c	0.31%		03/07/11	1,850,000	1,850,000
GO Bonds Series 2009F	a,c,d	0.34%		01/07/11	2,815,000	2,815,000
GO Refunding Bonds Series 2002A	a,c	0.27%		01/03/11	3,370,000	3,370,000
South Orange Village Township
BAN Series 2010A		1.25%		02/01/11	10,000,000	10,006,400
BAN Series 2010B		2.00%		09/08/11	1,000,000	1,008,839
Union Cnty
BAN		2.00%		07/01/11	19,965,000	20,114,695
West Milford
BAN		1.50%		04/15/11	4,658,523	4,671,319

						600,601,458

Puerto Rico 6.5%
Puerto Rico Electric Power Auth
Power Refunding RB Series UU	a,b,c,d	0.34%		01/07/11	17,000,000	17,000,000
Puerto Rico Highway & Transportation Auth
Transportation RB Series A	a,b	0.32%		01/07/11	17,105,000	17,105,000
Puerto Rico Sales Tax Financing Corp
Sales Tax RB Series 2007A	a,b,c,d	0.34%		01/07/11	5,165,000	5,165,000
Sales Tax RB First Sub Series 2009A	b	5.00%		08/01/11	2,000,000	2,053,681

						41,323,681

Total Municipal Securities
(Cost $641,925,139)						641,925,139

End of Investments.

At 12/31/10, the tax basis cost of the fund’s investments was $641,925,139.

*	If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as interest rate reset, demand feature or put feature, the effective maturity date is disclosed. The second maturity date is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity column.
a	Variable-rate security.
b	Credit-enhanced security.
c	Liquidity-enhanced security.
d	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $235,443,000 or 37.1% of net assets.
e	Delayed-delivery security.
f	All or a portion of this security is held as collateral for delayed-delivery securities.

30 See financial notes

 Schwab New Jersey AMT Tax-Free Money Fund

Portfolio Holdings continued

BAN —	Bond anticipation note
COP —	Certificate of participation
CP —	Commercial paper
CSD —	Central school district
GO —	General obligation
HFA —	Housing finance agency/authority
HRA —	Housing & redevelopment authority
IDA —	Industrial development agency/authority
IDB —	Industrial development board
IDRB —	Industrial development revenue bond
ISD —	Independent school district
M/F —	Multi-family
RAN —	Revenue anticipation note
RB —	Revenue bond
SD —	School district
S/F —	Single-family
TAN —	Tax anticipation note
TECP —	Tax-exempt commercial paper
TRAN —	Tax and revenue anticipation note
UFSD —	Union free school district
UHSD —	Union high school district
USD —	Unified school district

See financial notes 31

 Schwab New Jersey AMT Tax-Free Money Fund

Statement of
Assets and Liabilities
As of December 31, 2010.

Assets

Investments, at cost and value (Note 2a)		$641,925,139
Cash		10,719
Receivables:
Investments sold		690,000
Interest		1,501,139
Prepaid expenses	+	7,777

Total assets		644,134,774

Liabilities

Payables:
Investments bought		9,481,485
Shareholder services fees		17,504
Accrued expenses	+	30,843

Total liabilities		9,529,832

Net Assets

Total assets		644,134,774
Total liabilities	−	9,529,832

Net assets		$634,604,942

Net Assets by Source
Capital received from investors		634,604,942

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$634,604,942		634,022,842		$1.00

32 See financial notes

 Schwab New Jersey AMT Tax-Free Money Fund

Statement of
Operations
For January 1, 2010 through December 31, 2010.

Investment Income

Interest		$2,293,069

Expenses

Investment adviser and administrator fees		2,347,285
Shareholder service fees		2,347,285
Portfolio accounting fees		53,873
Trustees’ fees		32,621
Registration fees		31,393
Professional fees		26,326
Shareholder reports		17,587
Custodian fees		16,343
Transfer agent fees		14,736
Interest expense		2,122
Tax expenses		132
Other expenses	+	23,565

Total expenses		4,913,268
Expense reduction by adviser and Schwab	−	2,686,817
Custody credits	−	387

Net expenses	−	2,226,064

Net investment income		67,005

Realized Gains (Losses)

Net realized gains on investments		35,090

Increase in net assets resulting from operations		$102,095

See financial notes 33

 Schwab New Jersey AMT Tax-Free Money Fund

Statements of
Changes in Net Assets
For current and prior report periods.

Operations

1/1/10-12/31/10			1/1/09-12/31/09
Net investment income		$67,005	$630,606
Net realized gains	+	35,090	65,878

Increase in net assets from operations		102,095	696,484

Distributions to Shareholders

Distributions from net investment income		(67,005)	(650,177)
Distributions from net realized gains	+	(38,038)	(71,987)

Total distributions		(105,043)	(722,164)

Transactions in Fund Shares*

Shares sold		1,664,249,661	1,740,725,558
Shares reinvested		102,913	713,827
Shares redeemed	+	(1,750,284,719)	(1,856,122,473)

Net transactions in fund shares		(85,932,145)	(114,683,088)

Net Assets

Beginning of period		720,540,035	835,248,803
Total decrease	+	(85,935,093)	(114,708,768)

End of period		$634,604,942	$720,540,035

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

34 See financial notes

Schwab Pennsylvania Municipal Money Fund™

Financial Statements

Financial Highlights

	1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–
	12/31/10		12/31/09		12/31/08	12/31/07	12/31/06

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.02	0.03	0.03
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.02	0.03	0.03
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)
Distributions from net realized gains	(0.00)[1]		(0.00)[1]		—	—	—

Total distributions	(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)

Net asset value at end of period	1.00		1.00		1.00	1.00	1.00

Total return (%)	0.04		0.19		1.74	3.06	2.85

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.36	[2]	0.59	[2,3]	0.65	0.65	0.65
Gross operating expenses	0.74		0.76		0.75	0.77	0.89
Net investment income (loss)	0.01		0.20		1.71	3.00	2.81
Net assets, end of period ($ x 1,000,000)	465		529		631	525	412

1 Per-share amount was less than $0.01.
2 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)
3 The ratio of net operating expenses would have been 0.56% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

See financial notes 35

 Schwab Pennsylvania Municipal Money Fund

Portfolio Holdings as of December 31, 2010

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting Schwab’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

			Cost	Value
Holdings by Category			($)	($)

98.3%		Municipal Securities	457,375,043	457,375,043
4.5%		Other Investments	21,000,000	21,000,000

102.8%		Total Investments	478,375,043	478,375,043
(2	.8)%	Other Assets and Liabilities, Net		(13,169,070)

100.0%		Net Assets		465,205,973

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)

Municipal Securities 98.3% of net assets

Pennsylvania 97.7%
Adams Cnty IDA
RB (Brethren Home Community) Series 2007	a,b	0.35%		01/07/11	7,180,000	7,180,000
Allegheny Cnty
TRAN Series 2011	e	1.00%		04/05/11	16,000,000	16,024,960
Allegheny Cnty Hospital Development Auth
RB (Univ of Pittsburgh Medical Center) Series 2008A		5.00%		09/01/11	11,815,000	12,173,623
Allegheny Cnty IDA
RB (St. Joseph HS) Series 2009	b	0.60%		12/01/11	6,000,000	6,000,000
Berks Cnty Municipal Auth
RB (Phoebe-Devitt Homes) Series 2008A	a,b	0.80%		01/07/11	9,600,000	9,600,000
Bucks Cnty IDA
RB (Pennswood Village) Series 2007B	a,b	0.36%		01/07/11	8,340,000	8,340,000
Butler Cnty General Auth
School RB (Butler Area SD) Series 2007	a,b,c,d	0.34%		01/07/11	7,770,000	7,770,000
Butler Cnty IDA
RB (Armco) Series 1996A	a,b	0.39%		01/07/11	6,650,000	6,650,000
RB (Butler Cnty Family YMCA) Series 2005	a,b	0.36%		01/07/11	4,355,000	4,355,000
Commonwealth Financing Auth
RB Series 2006A	a,c,d	0.37%		01/07/11	9,850,000	9,850,000
Delaware Cnty IDA
Water Facilities RB (Aqua Pennsylvania) Series 2005A	a,b,c,d	0.39%		01/07/11	500,000	500,000
Delaware River Jt Toll Bridge Commission
Bridge System RB Series 2007B1	a,b	0.33%		01/07/11	6,045,000	6,045,000
Delaware River Port Auth
Refunding RB Series 2008A	a,b	0.37%		01/07/11	8,695,000	8,695,000
Emmaus General Auth
Bonds (Pennsylvania Loan Program) Series 2000A	a,b	0.33%		01/07/11	14,200,000	14,200,000
Erie City Water Auth
Water RB Series 2006C	b	2.50%		06/01/11	5,000,000	5,033,903
Water RB Series 2006D	b	2.50%		06/01/11	4,675,000	4,706,699
Lancaster Cnty Hospital Auth
RB (Landis Homes Retirement Community) Series 2002	a,b	0.39%		01/07/11	4,695,000	4,695,000
RB (Landis Homes Retirement Community) Series 2009	a,b	0.37%		01/07/11	4,075,000	4,075,000

36 See financial notes

 Schwab Pennsylvania Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
Luzerne Cnty IDA
Water Facility Refunding RB (Pennsylvania-American Water) Series 2004A	a,b,c,d	0.40%		01/07/11	5,000,000	5,000,000
Water Facility Refunding RB (Pennsylvania-American Water) Series 2009	b,c,d	0.45%		06/02/11	5,000,000	5,000,000
Montgomery Cnty IDA
Environmental Facilities RB (Lonza) Series 2000	a,b	0.47%		01/07/11	7,000,000	7,000,000
Montgomery Cnty Redevelopment Auth
M/F Housing RB (Kingswood Apts) Series 2001A	a,b	0.35%		01/07/11	6,400,000	6,400,000
North Hampton Cnty
RB (Binney & Smith) Series 1997A	a,b	0.50%		01/07/11	7,500,000	7,500,000
Owen J. Roberts SD
GO Notes Series 2006	a,c,d	0.37%		01/07/11	1,375,000	1,375,000
Pennsylvania
GO Bonds First Series 2003		5.00%		01/01/12	500,000	522,465
GO Bonds First Series 2006		5.00%		10/01/11	500,000	517,241
GO Bonds Second Series 2007A	a,c,d	0.33%		01/07/11	5,200,000	5,200,000
GO Refunding Bonds First Series 2008		5.00%		08/01/11	750,000	769,769
Pennsylvania Economic Development Financing Auth
Exempt Facilities RB (Amtrak) Series 2001B	a,b	0.35%		01/07/11	8,690,000	8,690,000
RB (Lithographers Real Estate) Series 2008B1	a,b	0.39%		01/07/11	3,900,000	3,900,000
Refunding RB (Aqua Pennsylvania) Series 2010A	b,c,d	0.48%		08/18/11	7,500,000	7,500,000
Pennsylvania Energy Development Auth
RB (B&W Ebensburg) Series 1986	a,b	0.33%		01/07/11	5,455,000	5,455,000
Pennsylvania HFA
Rental Housing Refunding Bonds Series 2008A	a,c	0.40%		01/07/11	8,015,000	8,015,000
Rental Housing Refunding Bonds Series 2008B	a,c	0.40%		01/07/11	5,145,000	5,145,000
S/F Mortgage RB Series 2003-97A	a,c,d	0.45%		01/07/11	370,000	370,000
S/F Mortgage RB Series 2004-77B	a,c	0.36%		01/07/11	9,000,000	9,000,000
S/F Mortgage RB Series 2004-82B	a,c	0.34%		01/07/11	3,710,000	3,710,000
S/F Mortgage RB Series 2005-88B	a,c	0.45%		01/07/11	9,905,000	9,905,000
S/F Mortgage RB Series 2005-88C	a,c,f	0.45%		01/07/11	15,080,000	15,080,000
S/F Mortgage RB Series 2006-93,94&95A, 2007-97&98A	a,c,d	0.37%		01/07/11	1,320,000	1,320,000
S/F Mortgage RB Series 2006-99A, 2007-99A&100A	a,c,d	0.40%		01/07/11	3,055,000	3,055,000
S/F Mortgage RB Series 2007-100A	a,c,d	0.48%		01/07/11	7,685,000	7,685,000
S/F Mortgage RB Series 2007-99A	a,c,d	0.38%		01/07/11	4,680,000	4,680,000
S/F Mortgage RB Series 2009-105C	a,c,d	0.41%		01/07/11	10,000,000	10,000,000
S/F Mortgage RB Series 2010-111		0.45%		09/22/11	6,000,000	6,000,000
Pennsylvania Higher Educational Facilities Auth
RB (Assoc of Independent Colleges & Univs of Pennsylvania) Series 2001-I1	a,b	0.37%		01/07/11	5,500,000	5,500,000
RB (Bryn Mawr College) Series 2009		0.38%		02/02/11	9,600,000	9,600,000
RB (Holy Family Univ) Series 2008	a,b	0.34%		01/07/11	1,170,000	1,170,000
RB (Robert Morris College) Series 2000F2	b	0.70%		05/01/11	2,900,000	2,900,000
RB (Waynesburg College) Series 2002J4	b	0.70%		05/01/11	2,100,000	2,100,000
Pennsylvania Infrastructure Investment Auth
CP Revenue Notes Series 2010A	b	0.32%		02/03/11	5,000,000	5,000,000
Pennsylvania State Turnpike Commission
Sub Special RB Series 2010B1	a,c,d	0.35%		01/07/11	9,000,000	9,000,000
Turnpike RB Series 2008B4	a,b	0.37%		01/07/11	5,000,000	5,000,000
Philadelphia
Airport RB Series 2007A	a,b,c,d	0.36%		01/07/11	14,700,000	14,700,000
Airport Refunding RB Series 2007B	a,b,c,d	0.36%		01/07/11	2,845,000	2,845,000
Water & Wastewater Refunding RB Series 2007B	b,c,d	0.43%		07/21/11	13,730,000	13,730,000
Philadelphia Hospital & Higher Educational Facilities Auth
Hospital RB (Children’s Hospital of Philadelphia) Series 2008A	a,c	0.28%		01/03/11	740,000	740,000
Philadelphia IDA
RB (Fox Chase Cancer Center) Series 2007B	a,b,c,d,f	0.34%		01/07/11	24,600,000	24,600,000
RB (Philadelphia Protestant Home) Series 2008	a,b	0.35%		01/07/11	760,000	760,000
Philadelphia SD
GO Refunding Bonds Series 2009C	a,b	0.29%		01/07/11	1,500,000	1,500,000
TRAN 2010-2011 Series A		2.50%		06/30/11	10,000,000	10,060,857
Pittsburgh Water & Sewer Auth
Sub Refunding RB Series 2008C1A	b	0.45%		09/01/11	2,500,000	2,500,000
Sub Refunding RB Series 2008C1B	b	0.45%		09/01/11	5,000,000	5,000,000

See financial notes 37

 Schwab Pennsylvania Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
Sayre Health Care Facilities Auth
RB (Guthrie Health) Series 2002A	b	5.75%		12/01/11	2,185,000	2,311,850
Temple Univ
Funding Obligations Series 2010		1.50%		04/06/11	5,000,000	5,012,676
Univ of Pittsburgh
Univ Capital Project & Refunding Bonds Series 2005C		0.30%		01/13/11	20,000,000	20,000,000
Univ Capital Project & Refunding Bonds Series 2007B		0.32%		02/02/11	4,866,000	4,866,000
Univ Capital Project Bonds Series 2009B	a,c,d	0.34%		01/07/11	4,425,000	4,425,000
Washington Cnty Hospital Auth
Hospital RB (Washington Hospital) Series 2001B	b	0.70%		07/01/11	6,335,000	6,335,000
Hospital RB (Washington Hospital) Series 2007A	b	0.70%		07/01/11	3,195,000	3,195,000
Westmoreland Cnty IDA
IDRB (White Consolidated Industries) Series 1982	b	0.50%		06/01/11	6,940,000	6,940,000

						454,480,043

Puerto Rico 0.6%
Puerto Rico Sales Tax Financing Corp
Sales Tax RB Series 2007A	a,b,c,d	0.34%		01/07/11	2,895,000	2,895,000

Total Municipal Securities
(Cost $457,375,043)						457,375,043

Other Investments 4.5% of net assets

Nuveen Pennsylvania Investment Quality Municipal Fund
Variable Rate Demand Preferred Shares Series 1	a,b,d	0.59%		01/07/11	11,000,000	11,000,000
Nuveen Pennsylvania Premium Income Municipal Fund 2
Variable Rate Demand Preferred Shares Series 1	a,b,d	0.59%		01/07/11	10,000,000	10,000,000

Total Other Investments
(Cost $21,000,000)						21,000,000

End of Investments.

At 12/31/10, the tax basis cost of the fund’s investments was $478,375,043.

*	If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as interest rate reset, demand feature or put feature, the effective maturity date is disclosed. The second maturity date is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity column.
a	Variable-rate security.
b	Credit-enhanced security.
c	Liquidity-enhanced security.
d	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $162,500,000 or 34.9% of net assets.
e	Delayed-delivery security.
f	All or a portion of this security is held as collateral for delayed-delivery securities.

38 See financial notes

 Schwab Pennsylvania Municipal Money Fund

Portfolio Holdings continued

BAN —	Bond anticipation note
COP —	Certificate of participation
CP —	Commercial paper
CSD —	Central school district
GO —	General obligation
HFA —	Housing finance agency/authority
HRA —	Housing & redevelopment authority
IDA —	Industrial development agency/authority
IDB —	Industrial development board
IDRB —	Industrial development revenue bond
ISD —	Independent school district
M/F —	Multi-family
RAN —	Revenue anticipation note
RB —	Revenue bond
SD —	School district
S/F —	Single-family
TAN —	Tax anticipation note
TECP —	Tax-exempt commercial paper
TRAN —	Tax and revenue anticipation note
UFSD —	Union free school district
UHSD —	Union high school district
USD —	Unified school district

See financial notes 39

 Schwab Pennsylvania Municipal Money Fund

Statement of
Assets and Liabilities
As of December 31, 2010.

Assets

Investments, at cost and value (Note 2a)		$478,375,043
Cash		13,057
Receivables:
Investments sold		2,180,522
Interest		713,880
Prepaid expenses	+	4,737

Total assets		481,287,239

Liabilities

Payables:
Investments bought		16,024,960
Shareholder services fees		14,575
Accrued expenses	+	41,731

Total liabilities		16,081,266

Net Assets

Total assets		481,287,239
Total liabilities	−	16,081,266

Net assets		$465,205,973

Net Assets by Source
Capital received from investors		465,205,973

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$465,205,973		464,959,064		$1.00

40 See financial notes

 Schwab Pennsylvania Municipal Money Fund

Statement of
Operations
For January 1, 2010 through December 31, 2010.

Investment Income

Interest		$1,754,038

Expenses

Investment adviser and administrator fees		1,662,659
Shareholder service fees		1,662,659
Portfolio accounting fees		49,063
Registration fees		42,639
Trustees’ fees		32,004
Professional fees		25,841
Shareholder reports		16,271
Transfer agent fees		13,940
Custodian fees		13,047
Interest expense		998
Tax expenses		108
Other expenses	+	16,951

Total expenses		3,536,180
Expense reduction by adviser and Schwab	−	1,829,408
Custody credits	−	204

Net expenses	−	1,706,568

Net investment income		47,470

Realized Gains (Losses)

Net realized gains on investments		140,295

Increase in net assets resulting from operations		$187,765

See financial notes 41

 Schwab Pennsylvania Municipal Money Fund

Statements of
Changes in Net Assets
For current and prior report periods.

Operations

1/1/10-12/31/10			1/1/09-12/31/09
Net investment income		$47,470	$1,131,991
Net realized gains	+	140,295	9,381

Increase in net assets from operations		187,765	1,141,372

Distributions to Shareholders

Distributions from net investment income		(47,471)	(1,141,650)
Distributions from net realized gains	+	(144,091)	(10,583)

Total distributions		(191,562)	(1,152,233)

Transactions in Fund Shares*

Shares sold		1,439,039,039	1,527,366,024
Shares reinvested		189,638	1,137,652
Shares redeemed	+	(1,503,449,502)	(1,630,081,221)

Net transactions in fund shares		(64,220,825)	(101,577,545)

Net Assets

Beginning of period		529,430,595	631,019,001
Total decrease	+	(64,224,622)	(101,588,406)

End of period		$465,205,973	$529,430,595

Net investment income not yet distributed		$—	$1

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

42 See financial notes

Schwab Massachusetts AMT Tax-Free Money Fund™

Financial Statements

Financial Highlights

	1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–
	12/31/10		12/31/09		12/31/08	12/31/07	12/31/06

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.02	0.03	0.03
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.02	0.03	0.03
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)
Distributions from net realized gains	(0.00)[1]		(0.00)[1]		—	—	—

Total distributions	(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)

Net asset value at end of period	1.00		1.00		1.00	1.00	1.00

Total return (%)	0.06		0.22		1.62	3.04	2.81

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.32	[2]	0.57	[2,3]	0.64	0.65	0.65
Gross operating expenses	0.74		0.77		0.75	0.78	0.90
Net investment income (loss)	0.01		0.18		1.59	2.99	2.77
Net assets, end of period ($ x 1,000,000)	485		481		523	543	399

1 Per-share amount was less than $0.01.
2 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)
3 The ratio of net operating expenses would have been 0.54% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

See financial notes 43

 Schwab Massachusetts AMT Tax-Free Money Fund

Portfolio Holdings as of December 31, 2010

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting Schwab’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

		Cost	Value
Holdings by Category		($)	($)

99.4%	Municipal Securities	481,464,022	481,464,022

99.4%	Total Investments	481,464,022	481,464,022
0.6%	Other Assets and Liabilities, Net		3,143,086

100.0%	Net Assets		484,607,108

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)

Municipal Securities 99.4% of net assets

Massachusetts 98.1%
Beverly
GO BAN		1.50%		10/21/11	5,900,000	5,948,546
Boston Industrial Development Financing Auth
IDRB (Fenway Community Health Center) Series 2006B	a,b	0.55%		01/07/11	8,570,000	8,570,000
Boston Water & Sewer Commission
CP BAN Series A	b	0.40%		04/04/11	5,000,000	5,000,000
Bourne
GO BAN		1.25%		09/29/11	2,011,255	2,023,590
Brockton
GO BAN		1.50%		05/13/11	6,000,000	6,021,367
East Longmeadow
GO BAN		1.50%		06/29/11	3,539,168	3,556,073
Hanover
GO BAN		1.75%		09/15/11	5,000,000	5,047,492
Haverhill
GO BAN		1.75%		06/01/11	1,582,198	1,589,526
		1.25%		09/01/11	7,000,000	7,035,698
GO BAN Series A		1.50%		06/01/11	817,500	819,847
Lowell
GO BAN		1.25%		09/16/11	2,600,000	2,612,974
Manchester Essex Regional SD
GO BAN 2010		1.25%		08/19/11	4,000,000	4,020,878
Marlborough
GO BAN		1.50%		06/22/11	5,000,000	5,024,968
Massachusetts
GO Bonds Series 2007	a,c,d	0.34%		01/07/11	7,625,000	7,625,000
GO Consolidated Loan Series 2002C	a,c,d	0.34%		01/07/11	5,095,000	5,095,000
		5.50%		11/01/11	400,000	416,630
GO Consolidated Loan Series 2002E		5.50%		01/01/12	1,000,000	1,049,703
GO Consolidated Loan Series 2004D	a,c,d	0.48%		01/07/11	6,625,000	6,625,000
GO Consolidated Loan Series 2005B		5.00%		08/01/11	200,000	204,857
GO Consolidated Loan Series 2005C		5.00%		09/01/11	200,000	205,552
GO Consolidated Loan Series 2007A	a,c,d	0.45%		01/07/11	5,000,000	5,000,000
GO Consolidated Loan Series 2007C	a,c,d	0.34%		01/07/11	12,500,000	12,500,000
	a,c,d	0.39%		01/07/11	3,900,000	3,900,000
GO Refunding Bonds Series 2001B	a,c	0.35%		01/07/11	8,210,000	8,210,000

44 See financial notes

 Schwab Massachusetts AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
GO Refunding Bonds Series 2004A	a,c,d	0.41%		01/07/11	3,535,000	3,535,000
	a,c,d	0.48%		01/07/11	5,380,000	5,380,000
		5.00%		08/01/11	1,000,000	1,026,294
GO Refunding Bonds Series 2004B	a,c,d	0.48%		01/07/11	5,155,000	5,155,000
Special Obligation RB Series A	a,c,d	0.48%		01/07/11	6,060,000	6,060,000
Massachusetts Bay Transportation Auth
Sr Sales Tax Bonds Series 2004C	a,c,d	0.48%		01/07/11	2,140,000	2,140,000
Sr Sales Tax Bonds Series 2008A1	a,c	0.42%		01/07/11	1,530,000	1,530,000
Sr Sales Tax Bonds Series 2008A2	a,c	0.34%		01/07/11	6,600,000	6,600,000
Sr Sales Tax Bonds Series 2010A	e	0.43%		07/29/11	5,815,000	5,815,000
Massachusetts Dept of Transportation
Sub RB Series 2010A2	a,c	0.30%		01/07/11	3,665,000	3,665,000
Sub RB Series 2010A3	a,b	0.33%		01/07/11	5,100,000	5,100,000
Massachusetts Development Finance Agency
First Mortgage RB (Brookhaven at Lexington) Series 2005B	a,b	0.54%		01/07/11	3,690,000	3,690,000
RB (Abby Kelley Foster Charter Public School) Series 2008	a,b	0.32%		01/07/11	5,000,000	5,000,000
RB (Boston College) Series P	a,c,d	0.34%		01/07/11	7,500,000	7,500,000
RB (Greater Boston Food Bank) Series 2008A	a,b	0.42%		01/07/11	1,110,000	1,110,000
RB (Marine Biological Laboratory) Series 2006	a,b	0.34%		01/07/11	1,645,000	1,645,000
RB (Masonic Nursing Home) Series 2002A	a,b	0.35%		01/07/11	14,200,000	14,200,000
RB (Smith College) Series 2007	a,c	0.31%		01/07/11	2,000,000	2,000,000
RB (Tabor Academy) Series 2007B	a,b	0.32%		01/07/11	3,450,000	3,450,000
RB (WGBH Educational Foundation) Series 2008B	a,b,c,d	0.34%		01/07/11	14,366,000	14,366,000
RB (YMCA of Greater Worcester) Series 2006	a,b	0.32%		01/07/11	4,975,000	4,975,000
Refunding RB (Wentworth Institute of Technology) Series 2007A	a,b	0.34%		01/07/11	1,300,000	1,300,000
Massachusetts Health & Educational Facilities Auth
RB (Amherst College) Series 2009K2		2.75%		01/05/12	1,255,000	1,283,339
RB (Amherst College) Series H		0.43%		07/07/11	4,817,000	4,817,000
RB (Capital Asset Program) Series M2	a,b	0.40%		01/07/11	5,180,000	5,180,000
RB (Harvard Univ) Series 2009A	a,c,d	0.41%		01/07/11	21,250,000	21,250,000
RB (Hebrew Rehabilitation Center) Series 2007D	a,b	0.37%		01/07/11	2,100,000	2,100,000
RB (MIT) Series 2008N	a,c,d	0.34%		01/07/11	2,000,000	2,000,000
RB (MIT) Series 2008O	a,c,d	0.34%		01/07/11	7,845,000	7,845,000
RB (Museum of Fine Arts) Series 2007A1	a,c	0.32%		01/03/11	1,400,000	1,400,000
RB (Northeastern Univ) Series 2008T3		0.60%		02/17/11	9,125,000	9,125,570
RB (Partners HealthCare System) Series 2008H1		0.43%		02/11/11	17,000,000	17,000,000
RB (Partners HealthCare System) Series 2010J1	a,c,d	0.34%		01/07/11	5,000,000	5,000,000
RB (Worcester Campus - UMass) Series 2005D	a,b,c,d	0.34%		01/07/11	12,935,000	12,935,000
RB (Worcester Campus - UMass) Series 2007E&F	a,b,c,d	0.36%		01/07/11	30,440,000	30,440,000
Massachusetts HFA
Housing Bonds Series 2003H	a,c,d	0.35%		01/07/11	2,500,000	2,500,000
Housing Bonds Series 2010A		0.57%		06/01/11	5,720,000	5,720,000
S/F Housing RB Series 154		0.45%		06/01/11	665,000	665,000
Massachusetts Port Auth
RB Series 2005A	a,b,c,d	0.36%		01/07/11	6,765,000	6,765,000
Massachusetts School Building Auth
Dedicated Sales Tax Bonds Series 2005A	a,c,d	0.34%		01/07/11	20,975,000	20,975,000
	a,c,d	0.36%		01/07/11	9,800,000	9,800,000
Dedicated Sales Tax Bonds Series 2007A	a,c,d	0.34%		01/07/11	15,850,000	15,850,000
	a,c,d	0.37%		01/07/11	1,315,000	1,315,000
Massachusetts State College Building Auth
Project & Refunding RB Series 2003B	a,b,c,d	0.34%		01/07/11	6,990,000	6,990,000
Massachusetts Water Pollution Abatement Trust
Pool Program Refunding Bonds Series 2006	a,c,d	0.35%		01/07/11	7,600,000	7,600,000
State Revolving Fund Bonds Series 14	a,c,d	0.35%		01/07/11	6,665,000	6,665,000
Massachusetts Water Resources Auth
General RB Series 2002B	a,c,d	0.34%		01/07/11	7,700,000	7,700,000
General RB Series 2002J	a,c,d	0.35%		01/07/11	1,400,000	1,400,000
General RB Series 2010A	a,c,d	0.34%		01/07/11	1,200,000	1,200,000
General Refunding RB Series 1998B		5.50%		08/01/11	250,000	256,890
General Refunding RB Series 2007B	a,c,d	0.36%		01/07/11	5,335,000	5,335,000
	a,c,d	0.48%		01/07/11	7,165,000	7,165,000
New Bedford
GO BAN Series A		1.75%		02/11/11	5,000,000	5,006,133

See financial notes 45

 Schwab Massachusetts AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
Quincy
GO BAN		1.50%		01/28/11	5,000,000	5,003,994
Salem
GO State Qualified Loan Bonds 2010		3.00%		09/01/11	1,188,000	1,207,658
Stoughton
GO BAN		1.50%		05/13/11	1,048,000	1,051,274
Wayland
BAN		1.50%		02/10/11	4,500,000	4,505,499
West Springfield
GO BAN		1.50%		06/29/11	3,696,557	3,713,308
Whitman
GO BAN		1.25%		05/06/11	6,000,000	6,013,681
Woburn
GO BAN		1.50%		09/23/11	7,121,000	7,178,637

						475,302,978

Puerto Rico 1.3%
Puerto Rico Sales Tax Financing Corp
Sales Tax RB First Sub Series 2009A	b	5.00%		08/01/11	6,000,000	6,161,044

Total Municipal Securities
(Cost $481,464,022)						481,464,022

End of Investments.

At 12/31/10, the tax basis cost of the fund’s investments was $481,464,022

*	If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as interest rate reset, demand feature or put feature, the effective maturity date is disclosed. The second maturity date is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity column.
a	Variable-rate security.
b	Credit-enhanced security.
c	Liquidity-enhanced security.
d	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $265,611,000 or 54.8% of net assets.
e	Illiquid security. At the period end, the value of these amounted to $5,815,000 or 1.2% of net assets.

BAN —	Bond anticipation note
COP —	Certificate of participation
CP —	Commercial paper
CSD —	Central school district
GO —	General obligation
HFA —	Housing finance agency/authority
HRA —	Housing & redevelopment authority
IDA —	Industrial development agency/authority
IDB —	Industrial development board
IDRB —	Industrial development revenue bond
ISD —	Independent school district
M/F —	Multi-family
RAN —	Revenue anticipation note
RB —	Revenue bond
SD —	School district
S/F —	Single-family
TAN —	Tax anticipation note
TECP —	Tax-exempt commercial paper
TRAN —	Tax and revenue anticipation note
UFSD —	Union free school district
UHSD —	Union high school district
USD —	Unified school district

46 See financial notes

 Schwab Massachusetts AMT Tax-Free Money Fund

Statement of
Assets and Liabilities
As of December 31, 2010.

Assets

Investments, at cost and value (Note 2a)		$481,464,022
Cash		14,080
Receivables:
Investments sold		2,045,749
Interest		1,127,765
Prepaid expenses	+	5,634

Total assets		484,657,250

Liabilities

Payables:
Shareholder services fees		13,489
Accrued expenses	+	36,653

Total liabilities		50,142

Net Assets

Total assets		484,657,250
Total liabilities	−	50,142

Net assets		$484,607,108

Net Assets by Source
Capital received from investors		484,607,108

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$484,607,108		484,189,580		$1.00

See financial notes 47

 Schwab Massachusetts AMT Tax-Free Money Fund

Statement of
Operations
For January 1, 2010 through December 31, 2010.

Investment Income

Interest		$1,569,740

Expenses

Investment adviser and administrator fees		1,641,011
Shareholder service fees		1,641,011
Portfolio accounting fees		49,330
Registration fees		34,143
Trustees’ fees		31,951
Professional fees		25,933
Transfer agent fees		14,640
Custodian fees		12,403
Shareholder reports		11,829
Tax expenses		853
Interest expense		579
Other expenses	+	16,539

Total expenses		3,480,222
Expense reduction by adviser and Schwab	−	1,957,127
Custody credits	−	180

Net expenses	−	1,522,915

Net investment income		46,825

Realized Gains (Losses)

Net realized gains on investments		259,303

Increase in net assets resulting from operations		$306,128

48 See financial notes

 Schwab Massachusetts AMT Tax-Free Money Fund

Statements of
Changes in Net Assets
For current and prior report periods.

Operations

1/1/10-12/31/10			1/1/09-12/31/09
Net investment income		$46,825	$882,464
Net realized gains	+	259,303	205,954

Increase in net assets from operations		306,128	1,088,418

Distributions to Shareholders

Distributions from net investment income		(46,825)	(901,842)
Distributions from net realized gains	+	(261,318)	(206,656)

Total distributions		(308,143)	(1,108,498)

Transactions in Fund Shares*

Shares sold		1,568,364,549	1,525,120,918
Shares reinvested		306,518	1,100,590
Shares redeemed	+	(1,565,288,865)	(1,567,847,835)

Net transactions in fund shares		3,382,202	(41,626,327)

Net Assets

Beginning of period		481,226,921	522,873,328
Total increase or decrease	+	3,380,187	(41,646,407)

End of period		$484,607,108	$481,226,921

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

See financial notes 49

 Schwab Municipal Money Funds

Financial Notes

1. Business Structure of the Funds:

Each of the funds discussed in this report is a series of The Charles Schwab Family of Funds (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust including the funds discussed in this report, which are highlighted:

The Charles Schwab Family of Funds (organized October 20, 1989)
Schwab Money Market Fund
Schwab Government Money Fund
Schwab U.S. Treasury Money Fund
Schwab Value Advantage Money Fund
Schwab Advisor Cash Reserves
Schwab Cash Reserves
Schwab Retirement Advantage Money Fund
Schwab Investor Money Fund
Schwab Municipal Money Fund
Schwab AMT Tax-Free Money Fund
Schwab California Municipal Money Fund
Schwab California AMT Tax-Free Money Fund
Schwab New York AMT Tax-Free Money Fund
Schwab New Jersey AMT Tax-Free Money Fund
Schwab Pennsylvania Municipal Money Fund
Schwab Massachusetts AMT Tax-Free Money Fund

Schwab New York AMT Tax-Free Money Fund offers two share classes: Sweep Shares and Value Advantage Shares. Shares of each class represent interest in the same portfolio, but each class has different expenses and investment minimums. Schwab New Jersey AMT Tax-Free Money, Schwab Pennsylvania Municipal Money Fund, and Schwab Massachusetts AMT Tax-Free Money Fund each offer one share class: Sweep Shares.

Shares are bought and sold at $1.00 per share. Each share has a par value of 1/1,000 of a cent, and the trustees may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities laws.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Securities in the funds are valued at amortized cost (which approximates market value) as permitted in accordance with Rule 2a-7 of the 1940 Act. In the event that security valuations do not approximate market value, securities may be valued as determined in accordance with procedures adopted by the Board of Trustees.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The funds do not adjust the quoted price for such instruments, even in situations where the funds hold a large position and a sale could reasonably impact the quoted price.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations,

50

 Schwab Municipal Money Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information. Securities held by money funds operating under Rule 2a-7 of the 1940 Act are valued at amortized cost which approximates current market value and are considered to be valued using Level 2 inputs.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At December 31, 2010, all of the funds’ investment securities were classified as Level 2. The breakdown of the funds’ investments into major categories is disclosed on the portfolio holdings.

In January 2010, the Financial Accounting Standards Board issued new guidance requiring reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements of Level 3 securities on a gross basis. The new and revised disclosures are required to be implemented for annual and interim periods beginning after December 15, 2009, except for the disclosures surrounding purchases, sales, issuances and settlements of Level 3 fair value measurements on a gross basis, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

The funds have adopted the new guidance for the period ended December 31, 2010. There were no significant transfers between Level 1 and Level 2 for the period ended December 31, 2010. Management is currently evaluating the impact of the adoption of the other provisions of the new guidance on the funds’ financial statements.

(b) Accounting Policies for certain Portfolio Investments (if held):

Delayed-Delivery: The funds may buy securities on a delayed-delivery basis. In these transactions, a fund agrees to buy a security for a stated price, with settlement generally occurring within two weeks. If the security’s value falls before settlement occurs, a fund could end up paying more for the security than its market value at the time of settlement. The funds have set aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

(d) Investment Income:

Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price.

 51

 Schwab Municipal Money Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

For funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, are allocated daily to each class in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The funds declare distributions from net investment income, if any, every day they are open for business. These distributions, which are substantially equal to the funds’ net investment income for that day, are paid out to shareholders once a month. The funds declare distributions from net realized capital gains, if any, once a year.

(g) Custody Credit:

Certain funds have an arrangement with their custodian bank, State Street Bank and Trust Company, under which the funds receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

3. Risk Factors:

An investment in a fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of a shareholder’s investment at $1 per share, it is possible to lose money by investing in the funds.

Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, a fund’s yield will change over time. During periods when interest rates are low, a fund’s yield (and total return) also will be low. In addition, to the extent a fund makes any reimbursement payments to the investment adviser and/or its affiliates, the fund’s yield would be lower.

A fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. A fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations. The negative perceptions of an issuer’s ability to make such payments could also cause the price of that investment to decline. The credit quality of a fund’s portfolio holdings can change rapidly in certain market environments and any default on the part of a single portfolio investment could cause the fund’s share price or yield to fall.

52

 Schwab Municipal Money Funds

Financial Notes (continued)

3. Risk Factors (continued):

Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. A fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect a fund’s yield, and in unusual circumstances potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, a fund’s yield at times could lag those of other money market funds.

State and regional factors could affect the fund’s performance. To the extent that a fund invests in securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. Certain state constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in adverse consequences affecting the state and/or its municipalities. National governmental actions, such as elimination of tax-exempt status, also could affect performance. To the extent that a fund invests a substantial portion of its assets in municipal securities financing similar projects, the fund may be more sensitive to adverse economic, business or political developments. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of materials needed for the project, or a declining need for the project, would likely affect all similar projects and the overall municipal securities market.

Some of a fund’s income could be taxable. If certain types of investments a fund buys as tax-exempt are later ruled to be taxable, a portion of the fund’s income could become taxable. This risk, although generally considered low, is somewhat higher for investments that have been structured as municipal money market securities than for other types of municipal money market securities. Any defensive investments in taxable securities or securities whose interest is subject to the AMT could generate taxable income.

Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

A fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in a fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the funds, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

The funds are not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the funds’ investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between it and the trust.

For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee payable monthly based on the funds’ average daily net assets described as follows:

Average Daily Net Assets

First $1 billion	0.35%
More than $1 billion but not exceeding $10 billion	0.32%
More than $10 billion but not exceeding $20 billion	0.30%
More than $20 billion but not exceeding $40 billion	0.27%
Over $40 billion	0.25%

 53

 Schwab Municipal Money Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

The Board of Trustees has adopted a Shareholder Servicing and Sweep Administration Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees. The Plan also enables the funds to pay Schwab for certain sweep administration services, such as processing of automatic purchases and redemptions it provides to fund shareholders invested in the funds.

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee and an annual sweep administration fee up to the amount set forth in the table below. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds), and the funds will pay no more than the amounts listed in the table below of the average annual daily net asset value of the funds shares owned by shareholders holding shares through such service providers. The sweep administration fee paid to Schwab is based on the average daily net asset value of the fund shares owned by shareholders holding shares through Schwab. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

	Shareholder Service Fees	Sweep Administration Fees

Sweep Shares	0.25%	0.10%
Value Advantage Shares*	0.22%	n/a

*	Value advantage shares are only offered by Schwab New York AMT Tax-Free Money Fund.

Contractual Expense Limitation

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements (“expense limitation”) with the funds to limit the total annual fund operating expenses, excluding interest, taxes, and certain non-routine expenses, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the funds’ Board of Trustees, as follows:

	Schwab	Schwab	Schwab	Schwab
	New York	New Jersey	Pennsylvania	Massachusetts
	AMT Tax-Free	AMT Tax-Free	Municipal	AMT Tax-Free
	Money Fund	Money Fund	Money Fund	Money Fund

Sweep Shares	0.65%	0.65%	0.65%	0.65%
Value Advantage Shares*	0.45%	n/a	n/a	n/a

*	Value Advantage Shares are only offered by Schwab New York AMT Tax-Free Money Fund.

In addition, effective January 1, 2010 through December 31, 2010, CSIM and Schwab agreed to waive an additional amount of the Schwab New York AMT Tax-Free Money Fund’s Sweep Shares and Value Advantage Shares and the Schwab New Jersey AMT Tax-Free Fund’s, the Schwab Pennsylvania Municipal Money Fund’s and the Schwab Massachusetts AMT Tax-Free Money Fund’s Sweep Shares expenses equal to 0.005% of the funds’ average daily net assets.

Voluntary Expense Waiver Reimbursement

In addition to the contractual expense limitation agreements noted above, Schwab and the investment adviser also may waive and/or reimburse expenses to the extent necessary to maintain a positive net yield for each fund or each class of a fund. Schwab and the investment adviser may recapture from a fund any of these expenses or fees they have waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. The reimbursement payments by a fund to Schwab and/or the investment adviser are considered “non-routine

54

 Schwab Municipal Money Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

expenses” and are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could negatively affect a fund’s future yield. As of December 31, 2010 the balance of recoupable expenses is as follows:

	Schwab New York AMT		Schwab	Schwab	Schwab
	Tax-Free Money Fund		New Jersey	Pennsylvania	Massachusetts
	Sweep	Value Advantage	AMT Tax-Free	Municipal	AMT Tax-Free
Expire	Shares	Shares	Money Fund	Money Fund	Money Fund

December 31, 2012	$2,246,759	$272,392	$922,552	$500,907	$564,970
December 31, 2013	4,886,210	785,362	2,100,964	1,357,923	1,502,176

Total	$7,132,969	$1,057,754	$3,023,516	$1,858,830	$2,067,146

The funds may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers. For the period ended December 31, 2010, each fund’s aggregate security transactions with other Schwab Funds were as follows:

Schwab New York AMT Tax-Free Money Fund	$1,221,300,000
Schwab New Jersey AMT Tax-Free Money Fund	545,116,582
Schwab Pennsylvania Municipal Money Fund	690,420,000
Schwab Massachusetts AMT Tax-Free Money Fund	613,620,000

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. The funds had no interfund borrowing or lending activity during the period.

5. Transfer Agent Services:

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agent services for each fund.

6. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or Schwab. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

7. Borrowing from Banks:

The funds may borrow money from banks and custodians. The funds have custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company, an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street Bank and Trust Company for the committed line of credit.

There were no borrowings from the lines of credit during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed on the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds rate.

8. Federal Income Taxes:

As of December 31, 2010, the funds had no distributable earnings on a tax basis.

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of December 31, 2010, the funds had no capital loss carryforwards.

 55

 Schwab Municipal Money Funds

Financial Notes (continued)

8. Federal Income Taxes (continued):

For tax purposes, realized capital losses, occurring after October 31, may be deferred and treated as occurring on the first day of the following year. For the period ended December 31, 2010, the funds had no capital losses deferred and capital losses utilized.

The tax-basis components of distributions during the current and prior periods were:

	Schwab	Schwab	Schwab	Schwab
	New York	New Jersey	Pennsylvania	Massachusetts
	AMT Tax-Free	AMT Tax-Free	Municipal	AMT Tax-Free
	Money Fund	Money Fund	Money Fund	Money Fund

Current period distributions
Tax-exempt income	$221,636	$67,005	$47,471	$46,825
Ordinary income	103,722	—	116,202	154,855
Long term capital gain	456,379	38,038	27,889	106,463

Prior period distributions
Tax-exempt income	$4,592,589	$650,177	$1,141,650	$901,842
Ordinary income	498,502	35,994	5,446	188,013
Long term capital gain	74,775	35,993	5,137	18,643

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes; there were no such differences in the current year. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

The permanent book and tax basis differences may result in reclassifications between capital account and other accounts as required. The adjustments have no impact on net assets or the results of operations. As of December 31, 2010, the funds made the following reclassifications:

	Schwab	Schwab	Schwab	Schwab
	New York	New Jersey	Pennsylvania	Massachusetts
	AMT Tax-Free	AMT Tax-Free	Municipal	AMT Tax-Free
	Money Fund	Money Fund	Money Fund	Money Fund

Capital shares	($16,651)	($2,948)	($3,796)	($2,015)
Undistributed net investment income	—	—	—	—
Net realized capital gains and losses	16,651	2,948	3,796	2,015

As of December 31, 2010, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2010, the funds did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by The President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

56

 Schwab Municipal Money Funds

Financial Notes (continued)

8. Federal Income Taxes (continued):

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

9. Subsequent Events:

Management has determined that there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

 57

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab New York AMT Tax-Free Money Fund
Schwab New Jersey AMT Tax-Free Money Fund
Schwab Pennsylvania Municipal Money Fund
Schwab Massachusetts AMT Tax-Free Money Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab New York AMT Tax-Free Money Fund, Schwab New Jersey AMT Tax-Free Money Fund, Schwab Pennsylvania Municipal Money Fund, and Schwab Massachusetts AMT Tax-Free Money Fund (four of the portfolios constituting The Charles Schwab Family of Funds, hereafter referred to as the “Funds”) at December 31, 2010, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
February 16, 2011

58

Other Federal Tax Information (unaudited)

The funds designate the following percentage of the distributions paid from net investment income as tax-exempt interest dividends under Internal Revenue Code section 852(b)(5) for the year ended December 31, 2010.

Schwab New York AMT Tax-Free Money Fund	100%
Schwab New Jersey AMT Tax-Free Money Fund	100%
Schwab Pennsylvania Municipal Money Fund	100%
Schwab Massachusetts AMT Tax-Free Money Fund	100%

For the year ended December 31, 2010, the funds hereby designate the following as a capital gain dividend under Internal Revenue Code section 852(b)(3)(C):

Schwab New York AMT Tax-Free Money Fund	$456,379
Schwab New Jersey AMT Tax-Free Money Fund	$38,038
Schwab Pennsylvania Municipal Money Fund	$27,889
Schwab Massachusetts AMT Tax-Free Money Fund	$106,463

 59

Trustees and Officers

The tables below give information about the trustees and officers for The Charles Schwab Family of Funds which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 86 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman of JDN Corporate Advisory LLC.	73	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009) Director, Excelsior Funds (2006 – 2007)

John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	73	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	73	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Harris-Stratex Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
Director, Genitope Corporation (2000 – 2009)
			Director, Excelsior Funds (2006 – 2007)

David L. Mahoney 1954 Trustee (Trustee of Schwab The Charles Schwab Family of Funds since 2011.)	Private Investor.	73	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Schwab The Charles Schwab Family of Funds since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	73	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

60

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	73	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	73	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of The Charles Schwab Family of Funds since 1989.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	73	None

Walter W. Bettinger II2 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	86	None

 61

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of The Charles Schwab Family of Funds since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer, (Sept. 2010 – present), Charles Schwab Investment Management, Inc.; President and Chief Executive Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Dec. 2010 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of The Charles Schwab Family of Funds since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds (June 2006 – June 2007).

Koji E. Felton 1961 Secretary and Chief Legal Officer (Officer of The Charles Schwab Family of Funds since 1998.)	Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc. (July 2000 – present); Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. (June 1998 – present); Vice President and Assistant Clerk, Laudus Funds (Jan. 2010 – present); Chief Legal Officer and Secretary, Schwab Funds (Nov. 1998 – present) and Schwab ETFs (Oct. 2009 – present); Chief Legal Officer and Secretary, Excelsior Funds (June 2006 – June 2007).

Catherine MacGregor 1964 Vice President (Officer of The Charles Schwab Family of Funds since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk, Laudus Funds (March 2007 – present); Vice President and Assistant Clerk, Schwab Funds (Dec. 2005 – present) and Schwab ETFs (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of The Charles Schwab Family of Funds since 2006.)	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc. (2004 – present); Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Funds; Vice President, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

62

Glossary

Alternative Minimum Tax (AMT) A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.

Barclays Capital General Municipal Bond Index An index that covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds.

Barclays Capital U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Barclays Capital U.S. TIPS Index (Series-L) A rules-based, market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury that have at least one year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value.

Barclays Capital U.S. Treasury Index An index that includes public obligations of the U.S. Treasury that have at least one year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value. Excludes Treasury bills, certain special issues and TIPS.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bond holder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.” An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond anticipation notes Obligations sold by a state or local government on a short-term basis in anticipation of the issuance of a longer-term bond in the future.

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

commercial paper Promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.

credit-enhanced securities Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.

credit quality The capacity of an issuer to make its interest and principal payments. Federal regulations strictly regulate the credit quality of the securities a money market fund can buy.

credit ratings Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor’s, Fitch, Inc. and Moody’s Investor Service, to rate their creditworthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor’s and Fitch, and Aaa, Aa, A and Baa for Moody’s.

credit risk The risk that a debt issuer may be unable to pay interest or repay principal to its debt holders.

dollar-weighted average maturity (DWAM) See weighted average maturity.

effective yield A measurement of a fund’s yield that assumes that all interest income is reinvested in additional shares of the fund.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets for the year.

face value The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.

fixed rate notes A security with a fixed rate or coupon and a short maturity (typically within thirteen months). For example, bond, revenue or tax anticipation notes.

illiquid securities Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.

interest Payments to holders of debt securities as compensation for loaning a security’s principal to the issuer.

liquidity-enhanced security The security’s structure includes a liquidity arrangement that requires an entity other than the issuer (such as a large financial institution) to provide funds to pay a tender under most circumstances. Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities for repayment within a specified time period (usually one day or one week) at any time prior to their final maturity.

maturity The date a debt security is scheduled to be “retired” and its principal amount repaid. The Maturity of an investment will generally reflect the security’s final maturity date unless the security’s structure includes a maturity-shortening provision such as an interest rate reset, demand feature or put feature (the “Effective Maturity Date”). For those securities with a maturity-shortening provision, including variable-rate demand securities, the Maturity is determined by using the Effective Maturity Date, as permitted by Rule 2a-7.

money market securities High-quality, short-term debt securities that may be issued by states and local governments and their agencies. Money market securities must have an effective maturity of no longer than 397 days. Examples include bond and tax anticipation notes, commercial paper, variable-rate demand obligations and tender option bonds.

 63

MSCI EAFE (Europe, Australasia, Far East) Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

MSCI EAFE Growth Index An index that is a subset of the MSCI EAFE Index that generally represents 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the growth style.

MSCI EAFE Value Index An index that is a subset of the MSCI EAFE Index that generally represents 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the value style.

MSCI Emerging Markets Index A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

municipal securities Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

net asset value per share (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding. Money funds seek to maintain a steady NAV of $1.00.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

restricted securities Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.

revenue anticipation notes Obligations that are issued in expectation of the receipt of revenue, such as income taxes, property taxes, etc.

Russell 1000 Growth Index An index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2000 Growth Index An index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index An index that measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Growth Index An index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Value Index An index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

section 3c7 securities Section 3c7 of the Investment Company Act of 1940 (the “1940 Act”) exempts certain issuers from many regulatory requirements applicable to investment companies under the 1940 Act. An issuer whose outstanding securities are exclusively owned by “qualified purchasers” and who is not making or proposing to make a public offering of the securities may qualify for this exemption.

section 4(2)/144A securities Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

taxable-equivalent yield The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% ÷ [1 − 0.25%] = 6.0%).

tax anticipation notes Notes that typically are sold to finance the cash flow needs of municipalities in anticipation of the receipt of taxes on a future date.

tender option bond A security which is created by a financial institution by combining a long-term municipal bond with a liquidity facility which converts the long-term bond into a money-market eligible security. Tender option bonds are issued as section 144A securities.

Tier 1, Tier 2 Tier 1 is the highest category of credit quality, Tier 2 the second highest. A security’s tier can be established either by an independent rating organization or by a determination of the investment adviser. Money market fund shares and U.S. government securities are automatically considered Tier 1 securities. The Schwab Money Funds only purchase securities which are considered to be Tier 1; however, they may hold Tier 2 securities as a result of a downgrade of a portfolio security.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

variable rate demand obligations (VRDOs) Securities that have long maturities but which, because of their structure, require them to repay principal plus accrued interest within a specified timeframe (usually one or seven days) upon the demand of the bond holder. Depending on their structure, the repayment may be made by the bond issuer or by a financial institution, such as a highly rated bank.

variable rate demand preferred shares (VRDP) Variable rate demand securities that are issued by single state or national closed-end municipal bond funds, which, in turn, invest primarily in portfolios of tax-exempt municipal bonds. It is anticipated that the interest on VRDPs will be exempt from federal income tax. These securities are considered “municipal money market

64

securities” for purposes of the fund’s investment policy as stated in the prospectus.

weighted average life (WAM) For money market mutual funds as per rule 2a-7, the maturity date or Effective Maturity Date (see definition of maturity) of all the debt securities in its portfolio or the date the interest rate on those securities is reset or those securities that can be redeemed through demand, calculated as a weighted average. As a rule, the longer the fund’s weighted average maturity, the greater its interest rate risk. Effective June 30, 2010, money funds are required to maintain a weighted average maturity of no more than 60 days.

weighted average maturity (WAL) For money market mutual funds as per rule 2a-7, the weighted average life calculation takes into account either the final maturity date for each security held in the portfolio or, when relevant, the date of the next demand feature (when the fund is scheduled to receive payment of principal and interest after a demand). Effective June 30, 2010, money funds are required to maintain a weighted average life of no more than 120 days. Weighted average life for all Schwab money market funds is available in each fund’s monthly schedule of portfolio holdings at www.schwabfunds.com/prospectus and also available in each fund’s Form N-MFP on the SEC’s website at www.sec.gov 60 days after the end of the month to which the information pertains.

yield The income paid out by an investment, expressed as a percentage of the investments market value.

 65

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call one of the numbers below.

Schwab Funds® direct investors:  1-800-407-0256

© 2010 Schwab Funds. All rights reserved.

Notes

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab YieldPlus Fund®
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab Inflation Protected Fundtm
Schwab Tax-Free YieldPlus Fundtm
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free YieldPlus Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2011 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
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MFR13859-14

Annual report dated December 31, 2010 enclosed.

Schwab Municipal Money Fundtm
Schwab AMT Tax-Free Money Fundtm

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Schwab Municipal Money Fundtm
Schwab AMT Tax-Free Money Fundtm

Annual Report
December 31, 2010

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In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Money market investors experienced historically low yields during the year as the Federal Reserve (the Fed) targeted its federal funds rate between zero and 0.25%.

Dear Shareholder,

It is a pleasure to have this opportunity to write to you for the first time as President and Chief Executive Officer of Charles Schwab Investment Management, Inc., the investment adviser to the Schwab Funds. In the accompanying pages, please find the annual report for the Schwab Municipal Money Fund and Schwab AMT Tax-Free Money Fund for the 12-month period that ended December 31, 2010.

During most of 2010, investors and markets weathered a tepid U.S. economy, regulatory changes to the money market fund industry, and Federal Reserve (the Fed) actions that were aimed at keeping short term interest rates low. Despite stubbornly high unemployment and few signs of a turnaround in the housing market in the United States, nearly all investment markets rewarded investors with positive returns. Boosted by high corporate profits in many sectors, U.S. equity markets generated positive returns for the reporting period, as measured by the S&P 500’s 15.1% return. A broad benchmark for fixed income, the Barclays Capital U.S. Aggregate Bond Index, returned 6.5%. International stocks, as measured by the MSCI EAFE Index, returned 8.2%. Equities in emerging countries rewarded investors with a 19.2% return, according to the MSCI Emerging Markets Index, as their economies rebounded and their currencies rose in many cases.

Money market investors experienced historically low yields during the year as the Federal Reserve targeted its federal funds rate between zero and 0.25%. The Fed continued its quantitative easing programs, buying Treasuries to keep borrowing rates low and stimulate economic growth. In mid-year, fears of a debt crisis in Greece and other European nations temporarily pressed short-term interest rates upward, but they settled lower again some months later. Toward the year’s end, intermediate and longer-term interest rates began to rise in anticipation of a stronger economy, the extension of the Bush tax cuts for 2011, and a rebound in consumer spending.

In February 2010, the Securities and Exchange Commission (SEC) adopted new amendments to Rule 2a-7 of the Investment Company Act of 1940, the rule that regulates money funds. The changes included new requirements for money funds to maintain minimum levels of liquidity and lowered the maximum permissible weighted average maturity of a money fund portfolio. The SEC also mandated increased disclosure to investors to help them make more informed decisions about the money funds they invest in. The new rules helped drive demand up and yields down for short-term instruments.

Recognizing the important role that money market funds play in investors’ portfolios, the funds’ investment adviser and its affiliates continued to waive certain fees or expenses during the year to maintain positive net yields for certain Schwab money funds.

Thank you for investing with the Schwab money market funds. We encourage you to review your investment portfolio regularly to make sure it meets your current financial plan. For answers to questions you may have or to consult our website for more information, please visit www.schwabfunds.com. We are also happy to hear from you at 1-800-435-4000.

Sincerely,

2 Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund

The Investment Environment

Economic Overview

The decision by the Federal Open Market Committee (the FOMC) in November 2010 to initiate a new program of security purchases, often referred to as quantitative easing, reminded investors that the U.S. economy was still in need of systemic reinforcement.

This latest announcement from the FOMC that it would purchase an additional $600 billion in longer-term U.S. Treasury securities followed earlier policy decisions that included: lowering the federal funds rate to near zero in December 2008 and keeping it there for an extended period of time; authorizing the large-scale purchase of longer-term securities in 2009 and early 2010; and modifying the Federal Reserve’s (the Fed) reinvestment policy in the summer of 2010 on mortgage-related securities, as they matured or were redeemed, in an effort to manage the Fed’s balance sheet.

Contributing to the FOMC’s decision to purchase an additional $600 billion in U.S. Treasuries was a U.S. unemployment rate that had remained above 9% since the fall of 2009 and an inflation rate that was still below optimal levels for what the Fed believed to be a sustainable recovery. Moreover, reports that many of the unemployed in the United States have been seeking employment for more than six months highlighted the fact that job creation had not kept pace with the rising number of people looking for jobs. Adding to the complexity of this economic picture was the decline in housing prices, accompanied by a rise in foreclosures.

Positive economic news was also part of the landscape. Corporations reported high profits for the period under review and increased their investment in equipment and software. Household spending was also up for the reporting period. Gross Domestic Product (GDP) growth—the output of goods and services produced by labor and property in the United States—was positive. The first, second, and third quarter GDP growth rates reached 3.7%, 1.7%, and 2.6%, respectively.

At the international level, news from Europe in the spring of 2010 described the challenges faced by several euro-zone countries as they tried to meet the demands of their sovereign debt. Central banks in Europe responded with financial supports of various types that typically came with the mandate that the countries receiving help also make deep budget cuts. Many of the cuts targeted the rising costs linked to maintaining long-standing benefits such as retirement pensions and subsidized education and health care, which had become unaffordable in an environment of declining revenue.

Money Markets

The Fed’s decision to keep the federal funds rate in the 0% to 0.25% range resulted in a low interest rate environment throughout the reporting period. Low interest rates combined with limited supply of short-term, high-quality taxable and tax-exempt securities suppressed short-term yields. The limited supply was driven, in part, by the new SEC regulations that required money market funds to maintain a weighted average maturity (WAM) of 60 days or less and that required them to meet new minimum liquidity standards. The need to meet these new regulations created higher demand for shorter-term securities, especially short-term U.S. Treasuries, which put downward pressure on yields.

Fixed Income

In the tax-free fixed income markets, many state and local governments saw 4−5% increases in tax revenues during the third quarter of 2010, which continued through year-end. However, tax revenues still remained well below the highs that occurred in 2008. Many fiscal 2011 budgets, passed in the summer of 2010, relied on the final year of federal stimulus funds for Medicaid and education, deep spending cuts, and the use of reserves to achieve balanced budgets. The slow recovery of municipal revenues, continued high unemployment in many states, news regarding high state and local government pension costs, and the spectre of future budgets without federal stimulus funds, all raised investor concerns in the last few months of the reporting period.

Also adding to the challenges in the bond markets was investor response to market volatility. The Euro-debt concerns that crystallized in May 2010 helped to push investors toward U.S. Treasuries. This put further downward pressure on U.S. Treasury rates, as demand outpaced supply. However, as the global stock market gained momentum toward the end of summer and continued to rise through the end of 2010, intermediate and longer-term U.S. Treasury rates rose to nearly match where they had been at the beginning of the reporting period. However, the shorter-term rates remained well below 1.00%.

In other categories, corporate bonds, including investment-grade and high-yield, offered investors returns that outpaced U.S. Treasuries, as did commercial mortgage-backed and agency mortgage-backed securities.

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund 3

The Investment Environment continued

As for broad bond market performance, the Barclays Capital U.S. Aggregate Bond Index returned 6.54%, the Barclays Capital U.S. TIPS Index returned 6.31%, the Barclays U.S. Treasury Index returned 5.87%, and the Barclays Capital General Muni Bond Index returned 2.38% for the 12 months under review.

Equities

The U.S. and international stock markets weathered a few ups and downs during the reporting period. In addition to the European debt crisis, the Deepwater Horizon oil spill on April 20, 2010, in the Gulf of Mexico, caused a short-lived decline in energy stocks. This was followed by a sudden, but temporary, 999-point drop in the Dow Jones Industrial Average within a 30-minute timeframe, on May 6, 2010. The equity market event was subsequently named the “flash crash.” As a result of the flash crash, more than 16,000 trades were cancelled by the major U.S. stock exchanges. Despite these events, both U.S. and international equity markets rebounded. In fact, the U.S. and international stock markets rewarded investors with positive returns for the 12 months under review, despite these disturbances and the slow-paced economic recovery.

For the reporting period, the S&P 500 Index returned 15.06%. In general, growth stocks outperformed value in small-, mid-, and large-cap categories, though not necessarily by wide margins. Small-cap growth stocks had the widest spread, with the Russell 2000 Growth Index returning 29.09% and the Russell 2000 Value Index returning 24.50%. By comparison, the Russell Midcap Growth Index returned 26.38%, compared to the Russell Midcap Value Index returning 24.75%, while the Russell 1000 Growth Index returned 16.71%, against the Russell 1000 Value Index return of 15.51%.

On the international side, the MSCI EAFE Index (Gross) returned 8.21%, while the MSCI EAFE Growth Index returned 12.60%, followed by the MSCI EAFE Value Index, which returned 3.81%. Here again, growth outpaced value, but the best performing index on the international level was the MSCI Emerging Markets Index, which returned 19.20%.

Sectors

All sectors in the U.S. equity markets had positive absolute returns. Consumer Discretionary and Industrials were the best performing sectors, followed by Materials, Energy, and Telecommunications, which also had solid returns. Sectors with low, but still positive returns included Health Care, Utilities, and Information Technology.

Top performing sectors at the international level were Industrials, Consumer Discretionary, and Materials. Utilities and Financials posted negative returns and were the poorest performers on an international level.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

4 Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund

Fund Management

Kevin Shaughnessy, CFA, a managing director and portfolio manager of the investment adviser, has overall responsibility for the management of the funds. He joined the firm in 2000 and has worked in fixed-income and asset management since 1993.

Cameron Ullyatt, CFA, a portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the funds. He joined the firm in June 2008 and has worked in fixed-income asset management since 1999.

Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund 5

Schwab Municipal Money Fund™

Schwab Municipal Money Fund (the fund) seeks the highest current income that is consistent with stability of capital and liquidity, and is exempt from federal income tax.

During the 12-month reporting period that ended December 31, 2010, the fund provided safety and liquidity to shareholders, while emphasizing credit quality. The fund’s investment adviser and its affiliates continued to voluntarily waive certain fees or expenses to maintain a positive net yield for certain share classes of the fund.* From time to time, with respect to the fund’s Select Shares, the adviser also recaptured previously waived fees, which reduced the yield for that share class at such times. Please read more about the yield and other important characteristics of the fund in the charts and footnotes following this discussion.

The downward pressure on the fund’s yield, as well as for municipal money market funds in general, came from a few sources. The Federal Reserve’s ongoing commitment to keep the federal funds rate in the low range of 0%–0.25% for an extended period resulted in less supply at the short-end of the municipal yield curve as many issuers sought to take advantage of low, long-term interest rates by issuing longer-term securities. The pressure on money market fund yields that resulted from this decline in supply was further exacerbated by an increase in demand from crossover buyers. Recent changes by the Securities and Exchange Commission imposed new minimum liquidity requirements on money market funds resulting in taxable money market funds purchasing short-term, tax-exempt securities to meet the new requirements. This added demand put downward pressure on the already low tax-exempt money market yields. The Security Industry and Financial Markets Association Municipal Swap Index (SIFMA index), which is the benchmark rate for most municipal floating-rate instruments, averaged 0.26% for 2010 compared to 0.41% for 2009.

Most of the fund’s assets were allocated to liquid securities with maturities of 15 days or less. However, in light of the managers’ expectation that interest rates would remain low, some of the fund’s assets were invested in high-quality, longer-duration notes and commercial paper. In addition, the fund held 6.4% of its net assets in Variable Rate Demand Preferred Shares issued by closed-end municipal bond funds at the end of the reporting period.

The fund’s weighted average maturity (WAM) was lower during the first half of the reporting period than it was in the second half when supply of longer maturities rose in line with traditional seasonal patterns. Specifically, the fund increased its allocation to fixed-rate notes maturing in 6–13 months, and funded the purchases by selling shorter-term variable rate demand notes.

As of 12/31/10:
 Portfolio Composition by Maturity1

% of Investments

1-15 Days	70.9%
16-30 Days	1.0%
31-60 Days	3.6%
61-90 Days	2.9%
91-120 Days	1.3%
More than 120 Days	20.3%

 Statistics

Weighted Average Maturity[2]	55 Days
Credit Quality of Holdings[3] % of portfolio	99.9% Tier 1
Credit-Enhanced Securities % of portfolio	58%

 Portfolio Composition by Security Type4

% of Investments

Tender Option Bonds	37.1%
Variable Rate Demand Obligations	35.4%
Commercial Paper	9.5%
Fixed Rate Notes	17.5%
Other	0.5%
Total	100.0%

 Largest Holdings by State

% of Net Assets

Texas	13.1%
Florida	8.9%
California	7.5%
New York	6.4%
Illinois	4.7%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, please see Note 4 of the Financial Notes section.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Portfolio Composition is calculated using the Par Value of Investments.

6 Schwab Municipal Money Fundtm

Performance and Fund Facts as of 12/31/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-Day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

	Schwab Municipal Money Fund
		Value
	Sweep	Advantage	Select	Institutional
	Shares	Shares®	Shares®	Shares

Ticker Symbol	SWXXX	SWTXX	SWLXX	SWOXX
Minimum Initial Investment[1]	*	$25,000[2]	$1,000,000	$3,000,000

Seven-Day Yield[3]	0.01%	0.01%	0.01%	0.18%

Seven-Day Yield—Without Contractual Expense Limitation[4]	-0.07%	-0.09%	-0.19%	-0.13%

Seven-Day Effective Yield[3]	0.01%	0.01%	0.01%	0.18%

Seven-Day Taxable-Equivalent Effective Yield[3,5]	0.02%	0.02%	0.02%	0.28%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Subject to the eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Minimum initial investment for IRA and custodial accounts is $15,000. Municipal money funds are generally not appropriate investments for IRAs and other tax-deferred accounts. Please consult with your tax advisor about your situation.
[3]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit each share class’ total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for certain share classes of the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver (if any), each class’ yield would have been lower. Please see Note 4 in the Financial Notes section for additional details.
[4]	Yield does not reflect the effect of the contractual expense limitation but does reflect the effect/recapture of the voluntary expense waiver, if any. The voluntary expense waiver added 0.18% and 0.04% to the seven-day yields of the Sweep Shares and Value Advantage Shares, respectively. The voluntary expense waiver recapture reduced the seven-day yield of the Select Shares by 0.06%.
[5]	Taxable-equivalent effective yield assumes a 2010 maximum federal regular income tax rate of 35.00%. Investment income may be subject to the Alternative Minimum Tax.

Schwab Municipal Money Fundtm 7

Schwab AMT Tax-Free Money Fund™

Schwab AMT Tax-Free Money Fund (the Fund) seeks the highest current income exempt from federal income tax that is consistent with stability of capital and liquidity.

During the 12-month reporting period that ended December 31, 2010, the fund provided safety and liquidity to shareholders, while emphasizing credit quality. The fund’s investment adviser and its affiliates continued to voluntarily waive certain fees or expenses to maintain a positive net yield for each share class of the fund.* Please read more about the yield and other important characteristics of the fund in the charts and footnotes following this discussion.

The downward pressure on the fund’s yield, as well as for municipal money market funds in general, came from a few sources. The Federal Reserve’s ongoing commitment to keep the federal funds rate in the low range of 0%–0.25% for an extended period resulted in less supply at the short-end of the municipal yield curve as many issuers sought to take advantage of low, long-term interest rates by issuing longer-term securities. The pressure on money market fund yields that resulted from this decline in supply was further exacerbated by an increase in demand from crossover buyers. Recent changes by the Securities and Exchange Commission imposed new minimum liquidity requirements on money market funds resulting in taxable money market funds purchasing short-term, tax-exempt securities to meet the new requirements. This added demand put downward pressure on the already low tax-exempt money market yields. The Security Industry and Financial Markets Association Municipal Swap Index (SIFMA index), which is the benchmark rate for most municipal floating-rate instruments, averaged 0.26% for 2010 compared to 0.41% for 2009.

Most of the fund’s assets were allocated to liquid securities with maturities of 15 days or less. However, in light of the managers’ expectation that interest rates would remain low, some of the fund’s assets were invested in high-quality, longer-duration notes and commercial paper.

The fund’s weighted average maturity (WAM) was lower during the first half of the reporting period than it was in the second half when supply of longer maturities rose in line with traditional seasonal patterns. Specifically, the fund increased its allocation to fixed-rate notes maturing in 6–13 months, and funded the purchases by selling shorter-term variable rate demand notes.

As of 12/31/10:
 Portfolio Composition by Maturity1

% of Investments

1-15 Days	69.2%
16-30 Days	1.7%
31-60 Days	2.3%
61-90 Days	3.4%
91-120 Days	1.2%
More than 120 Days	22.2%

 Statistics

Weighted Average Maturity[2]	54 Days
Credit Quality of Holdings[3] % of portfolio	99.6% Tier 1
Credit-Enhanced Securities % of portfolio	54%

 Portfolio Composition by Security Type4

% of Investments

Tender Option Bonds	40.4%
Variable Rate Demand Obligations	32.3%
Commercial Paper	8.2%
Fixed Rate Notes	17.8%
Other	1.3%
Total	100.0%

 Largest Holdings by State

% of Net Assets

Illinois	14.0%
Texas	11.1%
California	9.2%
New York	9.2%
Florida	7.8%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, please see Note 4 of the Financial Notes section.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Portfolio Composition is calculated using the Par Value of Investments.

8 Schwab AMT Tax-Free Money Fundtm

Performance and Fund Facts as of 12/31/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-Day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

	Schwab AMT Tax-Free
	Money Fund
		Value
	Sweep	Advantage
	Shares	Shares®

Ticker Symbol	SWFXX	SWWXX
Minimum Initial Investment[1]	*	$25,000[2]

Seven-Day Yield[3]	0.01%	0.01%

Seven-Day Yield—Without Contractual Expense Limitation[4]	-0.03%	-0.07%

Seven-Day Effective Yield[3]	0.01%	0.01%

Seven-Day Taxable-Equivalent Effective Yield[3,5]	0.02%	0.02%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Subject to the eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Minimum initial investment for IRA and custodial accounts is $15,000. Municipal money funds are generally not appropriate investments for IRAs and other tax-deferred accounts. Please consult with your tax advisor about your situation.
[3]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit each share class’ total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for each share class of the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, each class’ yield would have been lower. Please see Note 4 in the Financial Notes section for additional details.
[4]	Yield does not reflect the effect of the contractual expense limitation but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.21% and 0.04% to the seven-day yields of the Sweep Shares and Value Advantage Shares, respectively.
[5]	Taxable-equivalent effective yield assumes a 2010 maximum federal regular income tax rate of 35.00%. Investment income may be subject to the Alternative Minimum Tax.

Schwab AMT Tax-Free Money Fundtm 9

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the period beginning July 1, 2010 and held through December 31, 2010.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 7/1/10	at 12/31/10	7/1/10–12/31/10

Schwab Municipal Money Fundtm
Sweep Shares
Actual Return	0.36%	$1,000	$1,000.20	$1.81
Hypothetical 5% Return	0.36%	$1,000	$1,023.39	$1.84
Value Advantage Shares®
Actual Return	0.36%	$1,000	$1,000.20	$1.81
Hypothetical 5% Return	0.36%	$1,000	$1,023.39	$1.84
Select Shares®
Actual Return	0.36%	$1,000	$1,000.20	$1.81
Hypothetical 5% Return	0.36%	$1,000	$1,023.39	$1.84
Institutional Shares
Actual Return	0.24%	$1,000	$1,000.80	$1.21
Hypothetical 5% Return	0.24%	$1,000	$1,024.00	$1.22

Schwab AMT Tax-Free Money Fundtm
Sweep Shares
Actual Return	0.37%	$1,000	$1,000.10	$1.87
Hypothetical 5% Return	0.37%	$1,000	$1,023.34	$1.89
Value Advantage Shares®
Actual Return	0.37%	$1,000	$1,000.10	$1.87
Hypothetical 5% Return	0.37%	$1,000	$1,023.34	$1.89

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights, which covers a 12-month period.
[2]	Expenses for share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 365 days of the fiscal year.

10 Schwab Municipal Money Fund & Schwab AMT Tax-Free Money Fund

Schwab Municipal Money Fund™

Financial Statements

Financial Highlights

	1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–
Sweep Shares	12/31/10		12/31/09		12/31/08	12/31/07	12/31/06

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.02	0.03	0.03
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.02	0.03	0.03
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)
Distributions from net realized gains	(0.00)[1]		(0.00)[1]		—	—	—

Total distributions	(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)

Net asset value at end of period	1.00		1.00		1.00	1.00	1.00

Total return (%)	0.02		0.19		1.85	3.12	2.83

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.35	[2]	0.54	[2,3]	0.60	0.59	0.64
Gross operating expenses	0.68		0.70		0.69	0.68	0.81
Net investment income (loss)	0.01		0.18		1.81	3.07	2.79
Net assets, end of period ($ x 1,000,000)	9,857		10,303		10,856	8,491	7,230

	1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–
Value Advantage Shares	12/31/10		12/31/09		12/31/08	12/31/07	12/31/06

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.02	0.03	0.03
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.02	0.03	0.03
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)
Distributions from net realized gains	(0.00)[1]		(0.00)[1]		—	—	—

Total distributions	(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)

Net asset value at end of period	1.00		1.00		1.00	1.00	1.00

Total return (%)	0.02		0.27		2.00	3.27	3.03

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.34	[2]	0.46	[2,3]	0.45	0.45	0.45
Gross operating expenses	0.55		0.57		0.56	0.55	0.58
Net investment income (loss)	0.01		0.29		1.96	3.22	2.98
Net assets, end of period ($ x 1,000,000)	1,205		1,954		3,219	2,786	2,798

1 Per-share amount was less than $0.01.
2 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)
3 The ratio of net operating expenses would have been 0.52% for Sweep Shares and 0.43% for Value Advantage Shares, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

See financial notes 11

 Schwab Municipal Money Fund

Financial Highlights continued

	1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–
Select Shares	12/31/10		12/31/09		12/31/08	12/31/07	12/31/06

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.02	0.03	0.03
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.02	0.03	0.03
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)
Distributions from net realized gains	(0.00)[1]		(0.00)[1]		—	—	—

Total distributions	(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)

Net asset value at end of period	1.00		1.00		1.00	1.00	1.00

Total return (%)	0.02		0.36		2.10	3.37	3.13

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.34	[2]	0.37	[2,3]	0.35	0.35	0.35
Gross operating expenses	0.55		0.57		0.56	0.55	0.58
Net investment income (loss)	0.01		0.35		2.05	3.31	3.10
Net asset, end of period ($ x 1,000,000)	712		1,389		1,700	1,428	1,244

	1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–
Institutional Shares	12/31/10		12/31/09		12/31/08	12/31/07	12/31/06

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.02	0.03	0.03
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.02	0.03	0.03
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)
Distributions from net realized gains	(0.00)[1]		(0.00)[1]		—	—	—

Total distributions	(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)

Net asset value at end of period	1.00		1.00		1.00	1.00	1.00

Total return (%)	0.13		0.46		2.21	3.48	3.25

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.24	[2]	0.27	[2,3]	0.25 [4]	0.24	0.24
Gross operating expenses	0.55		0.57		0.56	0.55	0.58
Net investment income (loss)	0.12		0.47		2.15	3.41	3.21
Net assets, end of period ($ x 1,000,000)	2,833		3,750		4,811	3,840	2,494

1 Per-share amount was less than $0.01.
2 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)
3 The ratio of net operating expenses would have been 0.35% for Select Shares and 0.24% for Institutional Shares, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money market Funds) had not been incurred.
4 The ratio of net operating expenses would have been 0.24%, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

12 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings as of December 31, 2010

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting Schwab’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

			Cost	Value
Holdings by Category			($)	($)

94.3%		Municipal Securities	13,769,069,927	13,769,069,927
6.4%		Other Investments	941,900,000	941,900,000

100.7%		Total Investments	14,710,969,927	14,710,969,927
(0	.7)%	Other Assets and Liabilities, Net		(103,735,778)

100.0%		Net Assets		14,607,234,149

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)

Municipal Securities 94.3% of net assets

Alabama 1.1%
Alabama
GO Bonds Series 2007A	a,b,c,d	0.37%		01/07/11	12,652,000	12,652,000
Alabama HFA
M/F Housing RB (Chapel Ridge Apts) Series 2005E	a,b	0.43%		01/07/11	11,000,000	11,000,000
M/F Housing Refunding RB (Hunter Ridge Apts) Series 2005F	a,b	0.43%		01/07/11	10,550,000	10,550,000
Alabama Municipal Funding Corp
Municipal Funding Notes Series 2006	a,b	0.35%		01/07/11	21,690,000	21,690,000
Municipal Funding Notes Series 2008A, 2009B & 2010A	a,b	0.35%		01/07/11	4,160,000	4,160,000
Decatur IDB
Exempt Facilities Refunding RB (Nucor Steel Decatur) Series 2003A	a	0.40%		01/07/11	15,790,000	15,790,000
Hoover
GO Sewer Warrants Series 2007	a,b,c,d	0.36%		01/07/11	11,905,000	11,905,000
Jackson IDB
IDRB (Specialty Minerals) Series 1999	a,b	0.36%		01/07/11	8,200,000	8,200,000
Millport IDA
RB (Steel Dust Recycling) Series 2007	a,b	0.41%		01/07/11	5,875,000	5,875,000
Mobile IDB
Pollution Control Refunding RB (Alabama Power) Series 1993A	a	0.36%		01/07/11	12,100,000	12,100,000
Montgomery Cnty Public Building Auth
Revenue Warrants Series 2006	a,b,c,d	0.36%		01/07/11	10,680,000	10,680,000
Montgomery Downtown Redevelopment Auth
Bonds (Southern Poverty Law Center) Series 2000	a	0.47%		01/07/11	15,000,000	15,000,000
Tuscaloosa Cnty IDA
RB (Hunt Refining) Series 2008C	a,b	0.39%		01/07/11	10,000,000	10,000,000
RB (Hunt Refining) Series 2010A	a,b	0.44%		01/07/11	10,000,000	10,000,000

						159,602,000

Alaska 0.5%
Alaska Housing Finance Corp
Collateralized Bonds First Series 2006A2	a,c,d	0.48%		01/07/11	5,480,000	5,480,000
General Mortgage RB Series 2002A	a,c,d	0.39%		01/07/11	6,000,000	6,000,000
General Purpose Housing Bonds Series 2005A	a,c,d	0.34%		01/07/11	8,430,000	8,430,000

See financial notes 13

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
State Capital Bonds Series 2006A	c,d	0.50%		01/07/11	10,400,000	10,400,000
	b,c,d	0.40%		07/14/11	27,385,000	27,385,000
Anchorage
GO School Refunding Bonds Series 2001B		5.50%		07/01/11	8,885,000	9,112,551

						66,807,551

Arizona 1.8%
Arizona Board of Regents
RB (Arizona State Univ) Series 2007A	b,c,d	0.40%		07/20/11	10,260,000	10,260,000
Refunding RB (Northern Arizona Univ) Series 2007	a,b,c,d	0.32%		01/07/11	21,055,000	21,055,000
Chandler IDA
RB (Intel Corp) Series 2007	a,b,c,d	0.36%		01/07/11	117,995,000	117,995,000
Maricopa Cnty IDA
M/F Mortgage Refunding RB (San Fernando Apts) Series 2004	a,b	0.33%		01/07/11	7,750,000	7,750,000
Solid Waste Disposal RB (Michael Pylman Dairy) Series 2005	a,b	0.54%		01/07/11	6,750,000	6,750,000
Phoenix Civic Improvement Corp
Wastewater System Revenue BAN Series 2009	b	0.32%		02/04/11	40,000,000	40,000,000
Pima Cnty
GO Bonds Series 2007	c,d	0.50%		01/03/11	10,980,000	10,980,000
Pima Cnty IDA
Pollution Control RB (Tucson Electric) Series 2009A	b,c,d	0.40%		09/29/11	9,995,000	9,995,000
Tempe IDA
Sr Living RB (Friendship Village of Tempe) Series 2002C	a,b	0.80%		01/07/11	27,700,000	27,700,000
Yavapai Cnty IDA
Hospital RB (Northern Arizona Healthcare System) Series 2008B	a,b	0.70%		01/07/11	7,035,000	7,035,000

						259,520,000

Arkansas 0.1%
Univ of Arkansas
Various Facilities RB (UAMS Campus) Series 2006	b,c,d	0.40%		09/08/11	14,385,000	14,385,000

California 7.5%
Alameda Cnty IDA
RB (Golden West Paper Converting Corp) Series 2008A	a,b	0.40%		01/07/11	3,315,000	3,315,000
RB (Heat & Control) Series 1995A	a,b	0.39%		01/07/11	3,800,000	3,800,000
California
GO CP Notes	b	0.32%		01/04/11	31,216,000	31,216,000
	b	0.34%		01/10/11	20,490,000	20,490,000
	b	0.36%		01/13/11	4,375,000	4,375,000
California Educational Facilities Auth
RB (Univ of Southern California) Series 2009B	a,c,d	0.34%		01/07/11	510,000	510,000
California Health Facilities Financing Auth
RB (Kaiser Permanente) Series 2006E		0.37%		03/30/11	29,000,000	29,000,000
California Infrastructure & Economic Development Bank
IDRB (Murrietta Circuits) Series 2000A	a,b	0.39%		01/07/11	3,075,000	3,075,000
California Pollution Control Financing Auth
Solid Waste Disposal RB (Blue Line Transfer) Series 1999A	a,b	0.39%		01/07/11	5,400,000	5,400,000
Solid Waste Disposal RB (Blue Line Transfer) Series 2001A	a,b	0.39%		01/07/11	2,185,000	2,185,000
Solid Waste Disposal RB (EDCO Disposal) Series 1996A	a,b	0.34%		01/07/11	4,400,000	4,400,000
Solid Waste Disposal RB (GreenWaste of Palo Alto) Series 2008B	a,b	0.42%		01/07/11	10,120,000	10,120,000
Solid Waste Disposal RB (GreenWaste Recovery) Series 2006A	a,b	0.42%		01/07/11	1,640,000	1,640,000
Solid Waste Disposal RB (GreenWaste Recovery) Series 2007A	a,b	0.42%		01/07/11	15,375,000	15,375,000
Solid Waste Disposal RB (GreenWaste Recovery) Series 2008A	a,b	0.42%		01/07/11	14,200,000	14,200,000
Solid Waste Disposal RB (MarBorg Industries) Series 2000A	a,b	0.39%		01/07/11	2,380,000	2,380,000
Solid Waste Disposal RB (MarBorg Industries) Series 2002	a,b	0.39%		01/07/11	3,075,000	3,075,000
Solid Waste Disposal RB (Napa Recycling & Waste Services) Series 2005A	a,b	0.39%		01/07/11	3,215,000	3,215,000
Solid Waste Disposal RB (Ratto Group of Companies) Series 2007A	a,b	0.42%		01/07/11	9,790,000	9,790,000
Solid Waste Disposal RB (Santa Clara Valley Industries) Series 1998A	a,b	0.42%		01/07/11	350,000	350,000

14 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
California Statewide Communities Development Auth
RB (Kaiser Permanente) Series 2004E		0.37%		02/10/11	12,000,000	12,000,000
		0.43%		02/15/11	10,000,000	10,000,000
		0.37%		06/15/11	26,200,000	26,200,000
RB (Kaiser Permanente) Series 2004K		0.38%		03/10/11	3,000,000	3,000,000
		0.37%		03/17/11	20,400,000	20,400,000
RB (Kaiser Permanente) Series 2006D		0.37%		03/17/11	10,000,000	10,000,000
		0.37%		03/30/11	3,200,000	3,200,000
RB (Kaiser Permanente) Series 2008B		0.42%		02/14/11	33,000,000	33,000,000
		0.40%		02/15/11	24,000,000	24,000,000
		0.37%		04/05/11	2,100,000	2,100,000
RB (Kaiser Permanente) Series 2008C		0.36%		05/09/11	23,000,000	23,000,000
RB (Kaiser Permanente) Series 2009B2		0.38%		03/10/11	35,000,000	35,000,000
RB (Kaiser Permanente) Series 2009B5		0.36%		03/30/11	27,000,000	27,000,000
RB (Kaiser Permanente) Series 2009B6		0.39%		02/04/11	27,000,000	27,000,000
RB (Kaiser Permanente) Series 2009E2		4.00%		05/02/11	38,050,000	38,483,548
Delano
COP (Delano Regional Medical Center)	a,b	0.45%		01/07/11	13,010,000	13,010,000
East Bay Municipal Utility District
Extendible CP (Water Series) Notes		0.38%	02/08/11	08/05/11	5,000,000	5,000,000
		0.34%	02/18/11	08/09/11	23,500,000	23,500,000
Eastern Municipal Water District
Water & Sewer Revenue COP Series 2008A	a,c	0.34%		01/07/11	35,895,000	35,895,000
Fresno
TRAN 2010-2011		2.00%		06/30/11	45,000,000	45,286,277
Hartnell Community College District
GO Bonds Series D	b,c,d	0.40%		03/17/11	8,880,000	8,880,000
Imperial Irrigation District
Revenue CP Warrants (Electric & Water Systems) Series A	b	0.34%		02/10/11	10,000,000	10,000,000
Irvine Assessment District
Limited Obligation Improvement Bonds (Assessment District No. 05-21) Series A	a,b	0.28%		01/03/11	6,050,000	6,050,000
Long Beach Community College District
GO Bonds Series 2007D	b,c,d	0.40%		09/08/11	25,220,000	25,220,000
Long Beach Harbor
Refunding RB Series 1998A	a,c,d	0.54%		01/07/11	5,465,000	5,465,000
Los Angeles
TRAN 2010		2.00%		05/31/11	67,000,000	67,328,239
Los Angeles Cnty
TRAN 2010-2011 Series A		2.00%		06/30/11	40,000,000	40,224,901
Los Angeles Cnty Metropolitan Transportation Auth
Second Sub Sales Tax Revenue CP Series A-BB	b	0.30%		01/06/11	32,652,000	32,652,000
Los Angeles Dept of Water & Power
Power System RB Series 2001B3	a,c	0.34%		01/07/11	9,760,000	9,760,000
Los Angeles Harbor Dept
CP Notes Series AB&C	c	0.32%		04/06/11	18,000,000	18,000,000
Los Angeles Municipal Improvement Corp
Lease RB Series 2006A	b,c,d	0.43%		08/11/11	19,480,000	19,480,000
Los Angeles USD
GO Refunding Bonds Series 2007A2	a,c,d	0.33%		01/07/11	10,925,000	10,925,000
TRAN 2010-2011 Series A		2.00%		06/30/11	50,000,000	50,325,632
Oakland
TRAN 2010-2011		2.00%		06/15/11	27,000,000	27,167,258
Port of Oakland
CP Series A&B	b	0.30%		04/08/11	7,133,000	7,133,000
Sacramento
TRAN 2010		2.00%		06/30/11	12,000,000	12,085,289
Sacramento Cnty Sanitation District Financing Auth
Refunding RB Series 2007B	a,c,d	0.34%		01/07/11	17,300,000	17,300,000
San Diego
TRAN 2010-2011 Series A		2.00%		01/31/11	10,000,000	10,013,051
TRAN 2010-2011 Series B		2.00%		04/29/11	10,000,000	10,049,584
TRAN 2010-2011 Series C		2.00%		05/31/11	30,000,000	30,184,311
San Diego USD
TRAN 2010-2011 Series A		2.00%		06/30/11	41,000,000	41,287,210

See financial notes 15

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
Sonoma Cnty
TRAN 2010-2011		2.00%		10/27/11	35,000,000	35,465,463
Victor Valley Community College District
GO Bonds Series 2009C	c,d	0.43%		07/28/11	19,870,000	19,870,000

						1,099,851,763

Colorado 2.0%
Arapahoe Cnty
Refunding IDRB (Denver Jetcenter) Series 1997	a,b	0.60%		01/01/11	3,500,000	3,500,000
Colorado Health Facilities Auth
RB (Catholic Health Initiatives) Series 2006A	a,c,d	0.41%		01/07/11	34,250,000	34,250,000
RB (Sisters of Charity of Leavenworth Health System) Series 2010B	a,c,d	0.34%		01/07/11	4,500,000	4,500,000
Colorado Housing & Finance Auth
S/F Mortgage Class I Bonds Series 2007A2	a,c	0.35%		01/07/11	12,000,000	12,000,000
Colorado Regional Transportation District
Sales Tax Refunding RB Series 2007A	a,c,d	0.34%		01/07/11	64,615,000	64,615,000
Colorado Springs
Hospital Refunding RB Series 2009	b,c,d	0.45%		06/02/11	6,853,000	6,853,000
Utilities System Sub Lien RB Series 2005A	a,c	0.38%		01/07/11	21,695,000	21,695,000
Commerce City
GO Bonds Series 2006	a,b	0.35%		01/07/11	9,825,000	9,825,000
Dawson Ridge Metropolitan District No.1
Limited Tax Refunding Bonds Series 1992A	b,c,d	0.43%		08/04/11	8,490,000	8,490,000
Denver
Airport System RB Series 1992G	a,b	0.35%		01/07/11	1,825,000	1,825,000
Airport System RB Series 2007A	a,b,c,d	0.36%		01/07/11	85,740,000	85,740,000
Airport System RB Series 2007D	a,b,c,d	0.36%		01/07/11	12,320,000	12,320,000
Airport System RB Series 2007E	a,b,c,d	0.34%		01/07/11	17,015,000	17,015,000
Denver Health & Hospital Auth
Healthcare RB Series 2001A	b	6.00%		12/01/11	4,730,000	4,967,431

						287,595,431

Connecticut 0.1%
Connecticut HFA
Housing Mortgage Finance Program Bonds Series 2010G		0.45%		11/15/11	12,000,000	12,000,000

District of Columbia 4.0%
District of Columbia
GO Bonds Series 2007C	a,b,c,d	0.34%		01/07/11	16,775,000	16,775,000
GO Bonds Series 2008E	a,b,c,d	0.41%		01/07/11	6,030,000	6,030,000
GO TRAN Fiscal 2011		2.00%		09/30/11	130,000,000	131,573,520
Income Tax Secured Refunding RB Series 2010A	a,c,d	0.34%		01/07/11	5,500,000	5,500,000
RB (American National Red Cross) Series 2000	b	0.30%		02/01/11	61,500,000	61,500,000
RB (American Psychological Assoc) Series 2003	a,b	0.45%		01/07/11	2,405,000	2,405,000
RB (National Academy of Sciences) Series 2008A	b	0.30%		02/04/11	10,000,000	10,000,000
RB (National Public Radio) Series 2010	a,c,d	0.37%		01/07/11	7,125,000	7,125,000
Refunding RB (Howard Univ) Series 2006A	a,b,c,d	0.35%		01/07/11	11,920,000	11,920,000
District of Columbia Water & Sewer Auth
Public Utility RB Series 1998	a,c,d	0.48%		01/07/11	4,585,000	4,585,000
Metropolitan Washington Airports Auth
Airport System RB Series 2003D1	a,b	0.40%		01/07/11	28,365,000	28,365,000
Airport System RB Series 2004B	a,c,d	0.46%		01/07/11	4,060,000	4,060,000
Airport System RB Series 2005A	a,c,d	0.40%		01/07/11	12,470,000	12,470,000
Airport System RB Series 2006B	a,c,d	0.46%		01/07/11	11,695,000	11,695,000
Airport System RB Series 2007B	a,c,d	0.36%		01/07/11	15,005,000	15,005,000
	a,b,c,d	0.36%		01/07/11	8,995,000	8,995,000
Airport System RB Series 2008A	a,c,d	0.36%		01/07/11	26,915,000	26,915,000
	a,c,d	0.48%		01/07/11	8,020,000	8,020,000
Airport System Refunding RB Series 2002C	a,c,g	0.45%		01/07/11	150,240,000	150,240,000
Airport System Refunding RB Series 2003A	a,b,c,d	0.36%		01/07/11	9,320,000	9,320,000
Airport System Refunding RB Series 2004D		5.00%		10/01/11	4,410,000	4,551,990

16 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
Airport System Refunding RB Series 2007A	a,c,d	0.55%		01/07/11	30,315,000	30,315,000
Airport System Revenue CP Series One A1, A2&B	b	0.35%		02/10/11	17,700,000	17,700,000

						585,065,510

Florida 8.9%
Alachua Cnty Health Facilities Auth
Health Facilities RB (Shands HealthCare) Series 2008A	b	0.34%		01/06/11	25,000,000	25,000,000
Beacon Tradeport Community Development
Special Assessment Bonds Series 1999A	b	6.20%		05/01/11	23,590,000	24,029,607
Brevard Cnty HFA
M/F Housing Refunding RB (Shore View Apts) Series 1995	a,b	0.35%		01/07/11	1,900,000	1,900,000
Brevard Cnty School Board
RAN Series 2010		2.00%		04/22/11	24,000,000	24,106,706
Broward Cnty
Professional Sports Facilities Tax & Refunding RB Series 2006A	a,b,c,d	0.34%		01/07/11	7,045,000	7,045,000
Broward Cnty HFA
M/F Housing RB (Sawgrass Pines Apts) Series 1993A	a,b	0.42%		01/07/11	11,000,000	11,000,000
Broward Cnty SD
COP Series 2005A	a,b,c,d	0.34%		01/07/11	5,490,000	5,490,000
Cape Coral
CP Notes	b	0.33%		01/05/11	31,788,000	31,788,000
	b	0.34%		01/25/11	8,015,000	8,015,000
Charlotte Cnty HFA
M/F Housing RB (Murdock Circle Apts) Series 2000	a,b	0.38%		01/07/11	2,800,000	2,800,000
Collier Cnty HFA
M/F Housing RB (Brittany Bay Apts) Series 2001A	a,b	0.31%		01/07/11	3,800,000	3,800,000
Duval Cnty School Board
COP (Master Lease Program) Series 2007	a,b,c,d	0.34%		01/07/11	16,153,000	16,153,000
Florida
Housing Facility RB (Florida State Univ) Series 2005A	a,b,c,d	0.32%		01/07/11	11,930,000	11,930,000
Florida Dept of Transportation
Turnpike RB Series 2006A	c,d	0.43%		07/21/11	7,110,000	7,110,000
Florida Housing Finance Corp
Housing RB (Caribbean Key Apts) Series 1996F	a,b	0.36%		01/07/11	285,000	285,000
Housing RB (Heritage Pointe Apts) Series 1999I-1	a,b	0.36%		01/07/11	6,960,000	6,960,000
Housing RB (Tiffany Club Apts) Series 1996P	a,b	0.36%		01/07/11	5,450,000	5,450,000
Housing RB (Timberline Apts) Series 1999P	a,b	0.39%		01/07/11	6,535,000	6,535,000
M/F Mortgage RB (Clear Harbor Apts) Series 2007H	a,b	0.38%		01/07/11	3,295,000	3,295,000
M/F Mortgage RB (Lakeshore Apts) Series 2004H	a,b	0.38%		01/07/11	7,800,000	7,800,000
M/F Mortgage RB (Lynn Lake Apts) Series 2005B1	a,b	0.38%		01/07/11	20,315,000	20,315,000
M/F Mortgage RB (Spring Haven Apts) Series 2004F	a,b	0.38%		01/07/11	6,200,000	6,200,000
M/F Mortgage RB (Spring Haven Apts) Series 2006G	a,b	0.38%		01/07/11	3,965,000	3,965,000
M/F Mortgage RB (Wellesley Apts) Series 2003O	a,b	0.34%		01/07/11	10,645,000	10,645,000
Florida Local Government Finance Commission
Pooled CP Series 1994A	b	0.30%		02/08/11	6,260,000	6,260,000
Florida State Board of Education
Public Education Capital Outlay Bonds Series 2003B	a,c,d	0.36%		01/07/11	8,000,000	8,000,000
Public Education Capital Outlay Bonds Series 2006D	a,c,d	0.35%		01/07/11	5,615,000	5,615,000
Public Education Capital Outlay Bonds Series 2006E	a,c,d	0.34%		01/07/11	15,135,000	15,135,000
Greater Orlando Aviation Auth
Airport Facilities Refunding RB Series 2008A		5.00%		10/01/11	20,000,000	20,641,759
Airport Facilities Refunding RB Series 2010B		3.00%		10/01/11	7,940,000	8,076,976
Highlands Cnty Health Facilities Auth
Hospital RB (Adventist Health System/Sunbelt) Series 2006C&G	a,c,d	0.36%		01/07/11	2,500,000	2,500,000
Hillsborough Cnty
Solid Waste & Resource Recovery RB Series 2006A	a,b,c,d	0.36%		01/07/11	9,565,000	9,565,000
Hillsborough Cnty Aviation Auth
RB (Tampa International Airport) Series 2008A	a,b,c,d	0.36%		01/07/11	49,950,000	49,950,000
Hillsborough Cnty Educational Facilities Auth
RB (Univ of Tampa) Series 2000	a,b	0.58%		01/07/11	4,300,000	4,300,000
Hillsborough Cnty HFA
M/F Housing RB (Lake Kathy Apts) Series 2005	a,b	0.38%		01/07/11	20,670,000	20,670,000
Hillsborough Cnty IDA
RB (Independent Day School) Series 2000	a,b	0.58%		01/07/11	600,000	600,000

See financial notes 17

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
Hillsborough Cnty School Board
Sales Tax Refunding RB Series 2007	b,c,d	0.43%		08/04/11	10,990,000	10,990,000
Jacksonville Economic Development Commission
Educational Facilities RB (Episcopal HS) Series 2002	a,b	0.54%		01/07/11	2,830,000	2,830,000
RB (Bolles School) Series 1999A	a,b	0.43%		01/07/11	800,000	800,000
Jacksonville Electric Auth
Water & Sewer RB Series 2008A2	a,b	0.37%		01/07/11	15,000,000	15,000,000
Water & Sewer Sub RB Crossover Series 2005B	a,c,d	0.35%		01/07/11	12,645,000	12,645,000
Jacksonville Port Auth
RB Series 2008	a,b,c,d	0.36%		01/07/11	28,555,000	28,555,000
Lakeland
Energy System Refunding RB Series 2010	b,c,d	0.37%		04/21/11	13,445,000	13,445,000
Manatee Cnty HFA
M/F Housing RB (Sabal Palm Harbor Apts) Series 2000A	a,b	0.38%		01/07/11	4,200,000	4,200,000
Miami-Dade Cnty
Aviation RB (Miami International Airport) Series 2007A	a,b,c,d	0.36%		01/07/11	38,145,000	38,145,000
	b,c,d	0.42%		05/26/11	59,490,000	59,490,000
Aviation RB (Miami International Airport) Series 2008A	a,b,c,d	0.49%		01/07/11	8,250,000	8,250,000
Sub Special Obligation Bonds Series 2009	b,c,d	0.45%		05/19/11	21,840,000	21,840,000
Water & Sewer System RB Series 2010	a,c,d	0.36%		01/07/11	8,185,000	8,185,000
	a,b,c,d	0.44%		01/07/11	2,735,000	2,735,000
Miami-Dade Cnty Expressway Auth
Toll System RB Series 2006	a,b,c,d	0.35%		01/07/11	35,000,000	35,000,000
Miami-Dade Cnty IDA
Airport Facility RB (FlightSafety) Series 1999A	a,b	0.58%		01/07/11	20,210,000	20,210,000
Airport Facility RB (FlightSafety) Series 1999B	a,b	0.58%		01/07/11	20,230,000	20,230,000
IDRB (Tarmac America) Series 2004	a,b	0.41%		01/07/11	2,600,000	2,600,000
RB (Gulliver Schools) Series 2000	a,b	0.45%		01/07/11	9,000,000	9,000,000
Miami-Dade Cnty School Board
COP Series 2006A&B	b,c,d	0.40%		07/14/11	27,955,000	27,955,000
Ocean Highway & Port Auth
RB Series 1990	a,b	0.43%		01/07/11	8,700,000	8,700,000
Okeechobee Cnty
IDRB (Okeechobee Landfill) Series 1999	a,b	0.40%		01/07/11	15,000,000	15,000,000
Orange Cnty Health Facilities Auth
Hospital RB (Orlando Regional Healthcare System) Series 2008E	a,b	0.33%		01/07/11	4,500,000	4,500,000
Orange Cnty HFA
M/F Housing RB (Charleston Club Apts) Series 2001A	a,b	0.31%		01/07/11	12,630,000	12,630,000
M/F Housing RB (Windsor Pines) Series 2000E	a,b	0.38%		01/07/11	4,760,000	4,760,000
Orange Cnty IDA
IDRB (Central Florida YMCA) Series 2002A	a,b	0.45%		01/07/11	3,565,000	3,565,000
RB (Foundation Academy of Winter Garden) Series 2007	a,b	0.37%		01/07/11	9,075,000	9,075,000
Orlando Utilities Commission
Utility System RB Series 2007		5.00%		10/01/11	9,730,000	10,059,968
Utility System RB Series 2008	a,c	0.50%		01/07/11	35,000,000	35,000,000
Water & Electric Sub RB Series 1989D	a,b,c,d	0.33%		01/07/11	5,520,000	5,520,000
Orlando-Orange Cnty Expressway Auth
RB Series 2003D	a,b,c	0.49%		01/07/11	49,130,000	49,130,000
RB Series 2007A	a,b,c,d	0.35%		01/07/11	25,000,000	25,000,000
	b,c,d	0.40%		09/08/11	28,520,000	28,520,000
Palm Beach Cnty
RB (Norton Gallery & School of Art) Series 1995	a,b	0.35%		01/07/11	2,500,000	2,500,000
Palm Beach Cnty HFA
M/F Housing Refunding RB (Spinnaker Landing Apts) Series 1998	a,b	0.35%		01/07/11	2,245,000	2,245,000
Palm Beach Cnty Solid Waste Auth
Improvement RB Series 2009A	a,b,c,d	0.34%		01/07/11	4,545,000	4,545,000
RB Series 2010	b	1.00%		01/12/12	142,000,000	142,842,764
Pinellas Cnty Educational Facility Auth
Refunding RB (Shorecrest Preparatory School) Series 2007	a,b	0.33%		01/07/11	9,260,000	9,260,000
Pinellas Cnty HFA
M/F Housing RB (Greenwood Apts) Series 2002A	a,b	0.55%		01/07/11	3,440,000	3,440,000
Pinellas Cnty Industry Council
RB (Operation Par) Series 1999	a,b	0.48%		01/07/11	1,990,000	1,990,000

18 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
Polk Cnty
Utility System RB Series 2004A	a,b,c,d	0.35%		01/07/11	5,000,000	5,000,000
South Florida Water Management District
COP Series 2006	a,c,d	0.39%		01/07/11	9,760,000	9,760,000
South Miami Health Facilities Auth
Hospital RB (Baptist Health South Florida) Series 2007	a,c,d	0.34%		01/07/11	18,145,000	18,145,000
St. Johns Cnty
Transportation Improvement RB Series 2006	a,b,c,d	0.34%		01/07/11	8,895,000	8,895,000
Water & Sewer Refunding RB Series 2006	a,b,c,d	0.36%		01/07/11	10,860,000	10,860,000
Sunshine State Government Financing Commission
CP Revenue Notes (Miami-Dade Cnty Program) Series L	b	0.36%		01/12/11	17,986,000	17,986,000
	b	0.41%		01/13/11	52,130,000	52,130,000
Tampa Bay Water
Utility System Refunding & RB Series 2005	a,b,c,d	0.34%		01/07/11	23,150,000	23,150,000
Univ of South Florida Research Foundation
RB Series 2004A	a,b	0.38%		01/07/11	17,455,000	17,455,000
Volusia Cnty School Board
COP Series 2007	a,b,c,d	0.32%		01/07/11	10,765,000	10,765,000

						1,297,464,780

Georgia 1.8%
Atlanta
Airport General Refunding RB Series 2010C		2.00%		01/01/12	13,000,000	13,178,001
Atlanta Development Auth
Student Housing Facilities RB (Piedmont/Ellis) Series 2005A	a,b,c,d	0.32%		01/07/11	18,745,000	18,745,000
Atlanta Urban Residential Finance Auth
M/F Housing RB (Alta Coventry Station Apts) Series 2007	a,b	0.38%		01/07/11	28,000,000	28,000,000
M/F Housing RB (Capitol Gateway Apts) Series 2005	a,b	0.38%		01/07/11	2,825,000	2,825,000
M/F Housing RB (M St Apts) Series 2003	a,b	0.41%		01/07/11	21,000,000	21,000,000
Clayton Cnty & Clayton Cnty Water Auth
Water & Sewerage RB Series 2001	b	5.13%		05/01/11	5,000,000	5,125,354
Clayton Cnty Housing Auth
M/F Housing RB (Hyde Park Club Apts) Series 1997	a,b	0.35%		01/07/11	10,895,000	10,895,000
Cobb Cnty Housing Auth
M/F Housing RB (Walton Green Apts) Series 1995	a,b	0.40%		01/07/11	13,500,000	13,500,000
Coweta Cnty Development Auth
RB (Piedmont Healthcare) Series 2010	b,c,d	0.37%		04/29/11	12,635,000	12,635,000
DeKalb Cnty Housing Auth
M/F Housing RB (Brittany Apts) Series 2001	a,b	0.50%		01/07/11	7,200,000	7,200,000
DeKalb Private Hospital Auth
Revenue Anticipation Certificates (Children’s Healthcare of Atlanta) Series 2009	c,d	0.45%		06/02/11	12,395,000	12,395,000
East Point Housing Auth
M/F Housing RB (Eagles Creste Apts) Series 2003	a,b	0.43%		01/07/11	12,525,000	12,525,000
Fulton Cnty
Water & Sewerage RB Series 2004	a,b,c,d	0.32%		01/07/11	12,880,000	12,880,000
Fulton Cnty Housing Auth
M/F Housing RB (Walton Lakes Apts) Series 2008A	a,b	0.37%		01/07/11	6,400,000	6,400,000
Gainesville & Hall Cnty Development Auth
RB (Economic Development Corp) Series 2007	a,b	0.41%		01/07/11	6,165,000	6,165,000
Georgia
GO Bonds Series 2007E	a,c,d	0.37%		01/07/11	2,860,000	2,860,000
Kennesaw Development Auth
M/F Housing RB (Walton Ridenour Apts) Series 2004	a,b	0.37%		01/07/11	7,500,000	7,500,000
Lawrenceville Housing Auth
M/F Housing RB (Chatham Club Apts) Series 2002	a,b	0.36%		01/07/11	7,300,000	7,300,000
Marietta Housing Auth
M/F Housing RB (Walton Village Apts) Series 2005	a,b	0.41%		01/07/11	14,300,000	14,300,000
McDonough Housing Auth
M/F Housing RB (Ashley Woods Apts) Series 2008	a,b	0.50%		01/07/11	6,300,000	6,300,000
Metropolitan Atlanta Rapid Transit Auth
Sales Tax Refunding RB (Third Indenture) Series 2007B	a,c,d	0.41%		01/07/11	3,766,000	3,766,000

See financial notes 19

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
Monroe Cnty Development Auth
Pollution Control RB (Georgia Power Plant Scherer) First Series 2008		0.80%		01/07/11	9,000,000	9,000,000
Private Colleges & Universities Auth
RB (Emory Univ) Series 2008C	a,c,d	0.35%		01/07/11	7,470,000	7,470,000
Summerville Development Auth
Exempt Facility RB (Image Industries) Series 1997	a,b	0.45%		01/07/11	11,000,000	11,000,000
Webster Cnty IDA
IDRB (Tolleson Lumber) Series 1999	a,b	0.43%		01/07/11	3,200,000	3,200,000
Winder-Barrow Cnty Jt Development Auth
IDRB (Price Companies) Series 2007	a,b	0.50%		01/07/11	8,335,000	8,335,000
Worth Cnty IDA
Refunding IDRB (Seabrook Peanut) Series 1996B	a,b	0.37%		01/07/11	3,500,000	3,500,000

						267,999,355

Hawaii 0.4%
Hawaii
Harbor System RB Series 2010A	b,c,d	0.40%		09/15/11	14,620,000	14,620,000
Honolulu
GO Bonds Series 2005A,C&D	a,c,d	0.36%		01/07/11	8,400,000	8,400,000
Wastewater System RB Sr Series 2006A	a,b,c,d	0.32%		01/07/11	16,330,000	16,330,000
Univ of Hawaii
RB Series 2006A	b,c,d	0.50%		01/07/11	14,420,000	14,420,000

						53,770,000

Idaho 0.5%
Idaho
TAN Series 2010		2.00%		06/30/11	40,000,000	40,312,330
Lemhi Cnty Industrial Development Corp
RB (Formation Capital) Series 2010		0.60%		07/05/11	35,100,000	35,100,000

						75,412,330

Illinois 4.7%
Aurora
Collateralized S/F Mortgage RB Series 2007D1	a,b,c,d	0.36%		01/07/11	6,900,000	6,900,000
Carol Stream
M/F Housing Refunding RB (St. Charles Square) Series 1997	a,b	0.39%		01/07/11	4,415,000	4,415,000
Chicago
General Airport (O’Hare) Second Lien RB Series 1994B	a,b	0.38%		01/07/11	13,095,000	13,095,000
General Airport (O’Hare) Third Lien RB Series 2010E		1.75%		01/01/11	7,820,000	7,820,000
GO Project & Refunding Bonds Series 2004A	a,c,d	0.48%		01/07/11	5,535,000	5,535,000
GO Project & Refunding Bonds Series 2005D	a,c	0.44%		01/07/11	40,000,000	40,000,000
GO Project & Refunding Bonds Series 2006A	a,c,d	0.34%		01/07/11	4,915,000	4,915,000
GO Project & Refunding Bonds Series 2007A	a,c,d	0.37%		01/07/11	7,990,000	7,990,000
GO Refunding Bonds Series 2007E	a,c	0.80%		01/03/11	20,000,000	20,000,000
GO Refunding Bonds Series 2008A	a,c,d	0.38%		01/07/11	21,780,000	21,780,000
M/F Housing RB (Oakwood Shores Sr Apts) Series 2010	a,b	0.36%		01/07/11	5,250,000	5,250,000
Second Lien RB (Midway Airport) Series 2004C	a,b	0.37%		01/07/11	61,060,000	61,060,000
Chicago Board of Education
Unlimited Tax GO Bonds Series 1999A	a,b,c,d	0.37%		01/07/11	815,000	815,000
Unlimited Tax GO Refunding Bonds Series 2008C	a,c,d	0.35%		01/07/11	16,480,000	16,480,000
Chicago Park District
GO Unlimited Tax Bonds (Harbor Facilities) Series 2010C	a,c,d	0.34%		01/07/11	5,665,000	5,665,000
Community Unit SD No. 308
GO Bonds Series 2008	a,b,c,d	0.34%		01/07/11	182,000	182,000
Cook Cnty
RB (Catholic Theological Union) Series 2005	a,b	0.39%		01/07/11	2,500,000	2,500,000
East Dundee
IDRB (Otto Engineering) Series 1998	a,b	0.55%		01/07/11	1,065,000	1,065,000
Illinois
GO Bonds Series March 2002	a,b,c,d	0.37%		01/07/11	5,000,000	5,000,000

20 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
Illinois Finance Auth
IDRB (Bison Gear & Engineering) Series 2010	a,b	0.35%		01/07/11	9,230,000	9,230,000
IDRB (Camcraft) Series 1993	a,b	2.12%		01/07/11	900,000	900,000
Qualified Residential Rental Bonds (River Oaks) Series 1989	a,b	0.35%		01/07/11	32,000,000	32,000,000
RB (Advocate Health Care Network) Series 2003C		0.40%		03/25/11	9,305,000	9,305,000
RB (Advocate Health Care Network) Series 2008A1		0.37%		02/10/11	10,000,000	10,000,000
RB (Aurora Central Catholic High School) Series 1994	a,b	0.39%		01/07/11	4,625,000	4,625,000
RB (Catholic Charities Housing Development) Series 1993A	a,b	0.39%		01/07/11	9,160,000	9,160,000
RB (Catholic Charities Housing Development) Series 1993B	a,b	0.39%		01/07/11	910,000	910,000
RB (Central DuPage Health) Series 2009B	c,d	0.50%		01/27/11	19,340,000	19,340,000
RB (FC Harris Pavilion) Series 1994	a,b	0.37%		01/07/11	14,960,000	14,960,000
RB (Korex) Series 1990	a,b	0.63%		01/07/11	4,000,000	4,000,000
RB (Lake Forest Academy) Series 1994	a,b	0.39%		01/07/11	4,000,000	4,000,000
RB (Lake Forest College) Series 2008	a,b	0.39%		01/07/11	2,500,000	2,500,000
RB (Northwestern Memorial Hospital) Series 2009	a,c,d	0.34%		01/07/11	6,285,000	6,285,000
RB (Northwestern Memorial Hospital) Series 2009A	a,c,d	0.34%		01/07/11	6,000,000	6,000,000
RB (Regency Park at Lincolnwood) Series 1991B	a,b,c,d	0.34%		01/07/11	17,370,000	17,370,000
RB (Richard H. Driehaus Museum) Series 2005	a,b	0.39%		01/07/11	3,800,000	3,800,000
RB (St. Ignatius College Prep) Series 2002	a,b	0.39%		01/07/11	2,800,000	2,800,000
RB (St. Vincent de Paul Center) Series 2000A		0.37%		03/02/11	28,300,000	28,299,717
RB (The Clare at Water Tower) Series 2005D	a,b	0.39%		01/07/11	3,700,000	3,700,000
Refunding RB (North Shore Univ Health System) Series 2010	a,c,d	0.34%		01/07/11	6,000,000	6,000,000
Illinois Housing Development Auth
M/F Mortgage Refunding RB (Hyde Park Tower Apts) Series 2000A	a,b	0.38%		01/07/11	11,215,000	11,215,000
Illinois Regional Transportation Auth
GO Bonds Series 2000A	a,c,d	0.48%		01/07/11	4,960,000	4,960,000
GO Bonds Series 2002A	a,c,d	0.48%		01/07/11	5,790,000	5,790,000
	b,c,d	0.40%		09/22/11	9,380,000	9,380,000
GO Bonds Series 2005A	a,c,d	0.34%		01/07/11	28,650,000	28,650,000
Lombard
Refunding IDRB (B&H Partnership) Series 1995	a,b	0.46%		01/07/11	1,850,000	1,850,000
Metropolitan Pier & Exposition Auth
Expansion Project Bonds (McCormick Place) Series 2002A	a,b,c,d	0.34%		01/07/11	18,838,000	18,838,000
	a,b,c,d	0.36%		01/07/11	11,025,000	11,025,000
Hospitality Facilities RB (McCormick Place) Series 1996A	a,b,c,d	0.48%		01/07/11	26,155,000	26,155,000
Metropolitan Water Reclamation District of Greater Chicago
Unlimited Tax GO Refunding Bonds Series 2007B	a,c,d	0.48%		01/07/11	7,010,000	7,010,000
Unlimited Tax GO Refunding Bonds Series 2007B&C	a,c,d	0.43%		01/07/11	43,840,000	43,840,000
Northern Illinois Municipal Power Agency
RB (Prairie State) Series 2007A	a,b,c,d	0.34%		01/07/11	13,070,000	13,070,000
Palatine Village
Special Facility RB (Little City for Community Development) Series 1998	a,b	0.47%		01/07/11	5,000,000	5,000,000
Rockford
IDRB (Rockford Industrial Welding Supply) Series 1996	a,b	0.73%		01/07/11	2,000,000	2,000,000
Southwestern Illinois Development Auth
Refunding IDRB (Holten Meat) Series 2004	a,b	0.37%		01/07/11	6,860,000	6,860,000
St. Clair Cnty
Industrial Building Refunding RB (Winchester Apts) Series 1994	a,b	0.35%		01/07/11	15,550,000	15,550,000
Univ of Illinois
Auxiliary Facilities System RB Series 2006	a,c,d	0.35%		01/07/11	24,660,000	24,660,000
Upper Illinois River Valley Development Auth
M/F Housing RB (Morris Supportive Living) Series 2007	b	1.25%		01/01/11	4,000,000	4,000,000
Will Cnty SD No. 365-U
GO Bonds (Valley View) Series 2005	b,c,d	0.43%		08/04/11	15,315,000	15,315,000
Yorkville
IDRB (FE Wheaton & Co) Series 1996	a,b	0.73%		01/07/11	700,000	700,000

						681,519,717

Indiana 1.5%
Columbia City
RB (Precision Plastics) Series 1997	a,b	0.63%		01/07/11	1,500,000	1,500,000

See financial notes 21

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
Elkhart Cnty
RB (West Plains Apts) Series 1998A	a,b	2.12%		01/07/11	1,540,000	1,540,000
Indiana Finance Auth
Environmental Improvement Refunding RB (Mittal Steel USA) Series 2006	b	2.00%		01/07/11	9,550,000	9,550,000
Health System Refunding RB (Sisters of St. Francis Health Services) Series 2008C	c,d	0.43%		07/28/11	14,705,000	14,705,000
IDRB (Big Sky Park) Series 1999	a,b	0.50%		01/07/11	2,880,000	2,880,000
Refunding & RB (Trinity Health) Series 2009A	c,d	0.50%		01/27/11	24,090,000	24,090,000
Refunding RB (Duke Energy Indiana) Series 2009A1	a,b	0.38%		01/07/11	8,025,000	8,025,000
Indiana Health Facility Financing Auth
Hospital RB (Ascension Health) Series 2001A1		3.63%		08/01/11	4,000,000	4,073,821
Hospital RB (Community Foundation of Northwest Indiana) Series 2001A	b	6.38%		08/01/11	26,000,000	27,150,154
Sub RB (Ascension Health) Series 2005A		5.00%		04/01/11	1,820,000	1,840,676
Sub RB (Ascension Health) Series 2005A10		5.00%		11/01/11	1,250,000	1,296,845
Indiana Housing & Community Development Agency
S/F Mortgage RB Series 2006A2	a,c	0.39%		01/07/11	40,000,000	40,000,000
S/F Mortgage RB Series 2007A	a,c,d	0.47%		01/07/11	4,135,000	4,135,000
Indiana Municipal Power Agency
Power Supply System RB Series 2006A	a,b,c,d	0.35%		01/07/11	25,230,000	25,230,000
Indianapolis
M/F Housing RB (Nora Pines Apts) Series 2001	a,b	0.35%		01/07/11	9,275,000	9,275,000
Indianapolis Local Public Improvement Bond Bank
Waterworks Project Bonds Series 2009A	b,c,d	0.45%		05/19/11	14,545,000	14,545,000
Lawrenceburg
Pollution Control Refunding RB (Indiana Michigan Power) Series H	a,b	0.38%		01/07/11	15,900,000	15,900,000
Middlebury Schools Building Corp
First Mortgage Bonds Series 2006A	b,c,d	0.40%		07/20/11	10,180,000	10,180,000
St. Joseph Cnty
RB (Pin Oaks Apts) Series 1997A	a,b	2.12%		01/07/11	1,000,000	1,000,000
RB (Western Manor Apts) Series 1997C	a,b	2.12%		01/07/11	2,130,000	2,130,000

						219,046,496

Iowa 0.6%
Iowa Finance Auth
M/F Housing RB (Country Club Village) Series 2006	a,b	0.38%		01/07/11	11,370,000	11,370,000
Midwestern Disaster Area RB (Cargill) Series 2009A	a	0.41%		01/07/11	30,000,000	30,000,000
Midwestern Disaster Area RB (Cargill) Series 2009B	a	0.41%		01/07/11	25,000,000	25,000,000
Solid Waste Disposal RB (MidAmerican Energy) Series 2008A	a	0.46%		01/07/11	11,000,000	11,000,000
Iowa Tobacco Settlement Auth
Tobacco Settlement Asset-Backed Bonds Series 2001B	b	5.30%		06/01/11	13,355,000	13,754,842

						91,124,842

Kansas 0.1%
Wyandotte Cnty & Kansas City Unified Government
Utility System Refunding RB Series 2004	a,b,c,d	0.35%		01/07/11	20,730,000	20,730,000

Kentucky 1.0%
Carroll Cnty
Solid Waste Disposal Revenue & Refunding RB (Celotex Corp) Series 2000	a,b	0.34%		01/07/11	12,790,000	12,790,000
Kentucky Economic Development Finance Auth
Health Care Refunding RB (Christian Care Communities) Series 2007A	a,b	0.36%		01/07/11	13,925,000	13,925,000
RB (Catholic Health Initiatives) Series 2009B	a,c,d	0.34%		01/07/11	11,250,000	11,250,000
Kentucky Higher Ed Student Loan Corp
Student Loan RB Series 2010-1A2	b,c,d	0.40%		09/15/11	29,995,000	29,995,000
Kentucky Housing Corp
Housing RB Series 2002A	a,c,d	0.40%		01/07/11	515,000	515,000

22 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
Kentucky State Property & Buildings Commission
Refunding RB Project No. 84	a,c,d	0.41%		01/07/11	34,155,000	34,155,000
Lexington-Fayette Urban Cnty Government
GO BAN (Eastern State Hospital) Series 2010E		2.00%		08/01/11	25,000,000	25,225,216
Residential Facilities Refunding RB (Richmond Place Assoc) Series 1987	b	0.70%		04/01/11	8,010,000	8,010,000
Louisville & Jefferson Cnty Metro Sewer District
Sewer & Drainage System RB Series 2001A	a,b,c,d	0.35%		01/07/11	8,000,000	8,000,000
Richmond
IDRB (Mikron) Series 1995	a,b	0.55%		01/07/11	1,000,000	1,000,000

						144,865,216

Louisiana 2.6%
Ascension Parish IDB
RB (BASF SE) Series 2009	a	0.47%		01/07/11	15,000,000	15,000,000
East Baton Rouge Parish
Sales Tax Refunding RB Series 2008A	a,b	0.45%		01/07/11	8,100,000	8,100,000
Jefferson Sales Tax District
Special Sales Tax RB Series 2005	a,b,c,d	0.34%		01/07/11	3,430,000	3,430,000
Lake Charles Harbor & Terminal District
RB (Lake Charles Cogeneration) Series 2010	b	0.37%		05/31/11	22,000,000	22,000,000
RB (Lake Charles Cogeneration) Series 2010A	b	0.37%		05/31/11	45,000,000	45,000,000
Louisiana HFA
M/F Housing RB (Belmont Village Apts) Series 2009	a,b	0.36%		01/07/11	8,950,000	8,950,000
M/F Housing RB (Jefferson Lakes Apts) Series 2007	a,b	0.43%		01/07/11	14,900,000	14,900,000
M/F Housing RB (Lapalco Court Apts) Series 2007	a,b	0.43%		01/07/11	6,400,000	6,400,000
Louisiana Municipal Natural Gas Purchasing & Distribution Auth
RB (Gas Project No. 1) Series 2006	a,b,c,d,f	0.39%		01/07/11	70,304,000	70,304,000
	a,b,c,d	0.39%		01/07/11	30,000,000	30,000,000
Louisiana Public Facilities Auth
RB (C-Port) Series 2008	a,b	0.41%		01/07/11	5,400,000	5,400,000
Louisiana State Univ & Agricultural & Mechanical College
Auxiliary RB Series 2006	b,c,d	0.40%		07/20/11	27,395,000	27,395,000
New Orleans IDB
M/F Housing RB (3700 Orleans) Series 2000	a,b	0.38%		01/07/11	29,000,000	29,000,000
Plaquemines Port, Harbor & Terminal District
Port Facilities Refunding RB Series 1984B	b	1.20%		03/15/11	16,400,000	16,400,000
St. Charles Parish
RB (Valero) Series 2010	a,b	0.39%		01/07/11	17,000,000	17,000,000
St. James Parish
RB (Nucor Steel) Series 2010A1	a	0.35%		01/07/11	20,000,000	20,000,000
RB (Nucor Steel) Series 2010B1	a	0.34%		01/07/11	40,000,000	40,000,000

						379,279,000

Maine 0.0%
Maine Finance Auth
RB (Jackson Laboratory) Series 2002	a,b	0.36%		01/07/11	4,840,000	4,840,000

Maryland 1.0%
Maryland Community Development Administration
Housing RB Series 2006D&2007B	c,d	0.47%		07/21/11	9,210,000	9,210,000
Residential RB Series 2007A	a,c,d	0.38%		01/07/11	13,460,000	13,460,000
Residential RB Series 2007D	a,c,d	0.40%		01/07/11	5,635,000	5,635,000
Maryland Health & Higher Educational Facilities Auth
CP Revenue Notes (John Hopkins Health System) Series E	b	0.31%		02/04/11	21,500,000	21,500,000
CP Revenue Notes (John Hopkins Health System) Series F	b	0.30%		01/06/11	11,500,000	11,500,000
	b	0.32%		01/06/11	11,500,000	11,500,000
	b	0.32%		01/10/11	20,000,000	20,000,000
Mortgage RB (Western Maryland Health System) Series 2006A	b,c,d	0.40%		09/08/11	14,090,000	14,090,000
RB (Goucher College) Series 2007	a,b	0.40%		01/07/11	11,110,000	11,110,000
RB (LifeBridge Health) Series 2008	a,b,c,d	0.36%		01/07/11	9,000,000	9,000,000
RB (MedStar Health) Series 2007	a,b,c,d	0.35%		01/07/11	12,500,000	12,500,000

See financial notes 23

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
RB (Pooled Loan Program) Series 1994D	a,b	0.40%		01/07/11	502,000	502,000
Montgomery Cnty Housing Opportunities Commission
Housing RB (Oakfield Apts) Series 2005I	a,b	0.31%		01/07/11	8,800,000	8,800,000

						148,807,000

Massachusetts 2.0%
Beverly
GO BAN		1.50%		10/21/11	15,000,000	15,123,421
Boston Water & Sewer Commission
CP BAN Series A	b	0.40%		04/04/11	5,000,000	5,000,000
Bourne
GO BAN		1.25%		09/29/11	5,000,000	5,030,664
Hanover
GO BAN		1.75%		09/15/11	14,340,000	14,476,207
Marlborough
GO BAN		1.50%		06/22/11	2,874,958	2,889,315
Massachusetts
GO Consolidated Loan Series 2007C	a,c,d	0.34%		01/07/11	2,800,000	2,800,000
GO Refunding Bonds Series 1998A	a,c	0.39%		01/07/11	4,500,000	4,500,000
GO Refunding Bonds Series 2004A	a,c,d	0.41%		01/07/11	48,480,000	48,480,000
GO Refunding Bonds Series 2004B	a,c,d	0.48%		01/07/11	7,550,000	7,550,000
Massachusetts Bay Transportation Auth
Assessment Bonds Series 2006A	a,c,d	0.48%		01/07/11	7,915,000	7,915,000
Sr Sales Tax Bonds Series 2004C	a,c,d	0.48%		01/07/11	240,000	240,000
Sr Sales Tax Bonds Series 2005A	a,c,d	0.48%		01/07/11	5,465,000	5,465,000
Sr Sales Tax Bonds Series 2008A1	a,c	0.42%		01/07/11	2,070,000	2,070,000
Sr Sales Tax Bonds Series 2010A	e	0.43%		07/29/11	6,000,000	6,000,000
Massachusetts Development Finance Agency
First Mortgage RB (Brookhaven at Lexington) Series 2005B	a,b	0.54%		01/07/11	1,740,000	1,740,000
M/F Housing RB (Archstone Reading Apts) Series 2004A	a,b	0.38%		01/07/11	12,560,000	12,560,000
M/F Housing Refunding RB (Kensington at Chelmsford) Series 2002	a,b	0.34%		01/07/11	15,250,000	15,250,000
RB (Harvard Univ) Series 2010B2	a,c,d	0.34%		01/07/11	1,000,000	1,000,000
	a,c,d	0.41%		01/07/11	6,250,000	6,250,000
RB (Masonic Nursing Home) Series 2002A	a,b	0.35%		01/07/11	4,030,000	4,030,000
Resource Recovery RB (Waste Management) Series 1999	a,b	0.34%		01/07/11	7,000,000	7,000,000
Massachusetts Health & Educational Facilities Auth
RB (Children’s Hospital) Series 2010N2	a,b	0.31%		01/07/11	5,000,000	5,000,000
RB (Partners HealthCare System) Series 2010J1	a,c,d	0.34%		01/07/11	8,675,000	8,675,000
RB (Worcester Campus - UMass) Series 2005D	a,b,c,d	0.34%		01/07/11	165,000	165,000
Massachusetts HFA
Housing Bonds Series 2005D	a,c,d	0.38%		01/07/11	7,830,000	7,830,000
Housing Bonds Series 2007A&C	a,c,d	0.42%		01/07/11	4,350,000	4,350,000
Housing Bonds Series 2010B	a,c,d	0.35%		01/07/11	7,500,000	7,500,000
S/F Housing RB Series 122	a,c,d	0.45%		01/07/11	20,415,000	20,415,000
Massachusetts School Building Auth
Dedicated Sales Tax Bonds Series 2005A	a,c,d	0.34%		01/07/11	4,300,000	4,300,000
	a,c,d	0.36%		01/07/11	4,070,000	4,070,000
Dedicated Sales Tax Bonds Series 2007A	a,c,d	0.34%		01/07/11	4,830,000	4,830,000
	a,c,d	0.39%		01/07/11	3,690,000	3,690,000
Massachusetts Water Pollution Abatement Trust
Pool Program Refunding Bonds Series 2006	a,c,d	0.35%		01/07/11	595,000	595,000
Massachusetts Water Resources Auth
General RB Series 2002B	a,c,d	0.34%		01/07/11	10,600,000	10,600,000
General RB Series 2002J	a,c,d	0.35%		01/07/11	11,000,000	11,000,000
General RB Series 2007A	c,d	0.45%		06/02/11	19,075,000	19,075,000
General Refunding RB Series 2007B	a,c,d	0.36%		01/07/11	2,530,000	2,530,000
	a,c,d	0.48%		01/07/11	185,000	185,000
Woburn
GO BAN		1.50%		09/23/11	7,000,000	7,056,658

						297,236,265

24 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)

Michigan 2.2%
Detroit
Sewage Disposal System Refunding Sr Lien RB Series 2006D	a,b,c,d	0.64%		01/07/11	4,990,000	4,990,000
Sewage Disposal System Second Lien RB Series 2001B	a,b,c,d	0.44%		01/07/11	12,080,000	12,080,000
Hennepin Cnty Housing & Redevelopment Auth
M/F Housing RB (City Apts at Loring Park) Series 2001	a,b	0.39%		01/07/11	17,250,000	17,250,000
Michigan Finance Auth
RAN Series 2010D2	b	2.00%		08/22/11	35,000,000	35,356,420
RAN Series 2010D3	b	2.00%		08/22/11	18,000,000	18,183,302
Michigan Housing Development Auth
Rental Housing RB Series 2000A	a,c	0.42%		01/07/11	24,210,000	24,210,000
Rental Housing RB Series 2006D	a,c,d	0.48%		01/07/11	7,772,000	7,772,000
S/F Mortgage RB Series 2007D	a,c	0.42%		01/07/11	11,595,000	11,595,000
S/F Mortgage RB Series 2007F	a,c	0.37%		01/07/11	30,000,000	30,000,000
Michigan Job Development Auth
Limited Obligation RB (Frankenmuth Bavarian Inn Motor Lodge) Series 1985	a,b	0.42%		01/01/11	7,100,000	7,100,000
Michigan State Hospital Finance Auth
RB (Ascension Health) Series 2010	e	0.43%		07/29/11	17,220,000	17,220,000
Michigan State Strategic Fund
Limited Obligation RB (American Cancer Society) Series 2000	a,b	0.39%		01/07/11	2,175,000	2,175,000
Limited Obligation RB (Metaltec Steel Abrasive) Series 2006	a,b	0.43%		01/07/11	1,770,000	1,770,000
Limited Obligation RB (Mibelloon Dairy) Series 2006	a,b	0.49%		01/07/11	3,000,000	3,000,000
Oakland Cnty
Limited Obligation RB (Husky Envelope Products) Series 1999	a,b	0.49%		01/07/11	540,000	540,000
Wayne Cnty Airport Auth
Airport RB (Detroit Metropolitan Airport) Series 2005	a,b,c,d	0.37%		01/07/11	41,945,000	41,945,000
Airport RB (Detroit Metropolitan Airport) Series 2008A	a,b,c,d	0.36%		01/07/11	47,675,000	47,675,000
Airport Refunding RB (Detroit Metropolitan Airport) Series 2008 C2	a,b	0.50%		01/07/11	9,050,000	9,050,000
Airport Refunding RB (Detroit Metropolitan Airport) Series 2008 C3	a,b	0.50%		01/07/11	13,785,000	13,785,000
Airport Refunding RB (Detroit Metropolitan Airport) Series 2008D	a,b	0.45%		01/07/11	12,925,000	12,925,000

						318,621,722

Minnesota 1.2%
Bloomington Port Auth
RB (Radisson Blu Moa) Series 2010	b	0.60%		03/01/11	13,280,000	13,280,000
East Grand Forks
Solid Waste Disposal Refunding RB (American Crystal Sugar) Series 2009	a,b	0.35%		01/07/11	19,350,000	19,350,000
Eden Prairie
M/F Housing RB Series 2003A	a,b	0.41%		01/07/11	17,500,000	17,500,000
Hennepin Cnty Housing & Redevelopment Auth
M/F Housing Refunding RB (Stone Arch Apts) Series 2002	a,b	0.36%		01/07/11	2,800,000	2,800,000
Mendota Heights
Refunding IDRB (Dakota Business Plaza) Series 2000	a,b	0.55%		01/07/11	2,300,000	2,300,000
Minneapolis
M/F Housing RB (Gateway Real Estate) Series 2002	a,b	0.41%		01/07/11	4,175,000	4,175,000
Minnesota
GO Bonds Series 2010A	a,c,d	0.34%		01/07/11	3,460,000	3,460,000
Minnesota HFA
Rental Housing Bonds Series 2006B, 2006C1&2007A1	c,d	0.53%		02/10/11	10,685,000	10,685,000
Residential Housing Finance Bonds Series 2006G	a,c,d	0.40%		01/07/11	4,795,000	4,795,000
Residential Housing Finance Bonds Series 2009F	a,c	0.34%		01/07/11	6,220,000	6,220,000
Rochester
Health Care Facilities RB (Mayo Foundation) Series 2000C		0.32%		01/06/11	30,000,000	30,000,000
Health Care Facilities RB (Mayo Foundation) Series 2001A	c	0.31%		01/05/11	12,500,000	12,500,000
Health Care Facilities RB (Mayo Foundation) Series 2001D	c	0.31%		01/05/11	10,500,000	10,500,000
St. Louis Park
M/F Housing Refunding RB (Urban Park Apts) Series 2010A	a,b	0.44%		01/07/11	3,000,000	3,000,000

See financial notes 25

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
Western Minnesota Municipal Power Agency
Power Supply RB Series 2006A	b,c,d	0.40%		07/14/11	27,420,000	27,420,000

						167,985,000

Mississippi 0.5%
Mississippi Business Finance Corp
IDRB (Electric Mills Wood Preserving) Series 1999	a,b	0.47%		01/07/11	5,000,000	5,000,000
RB (PSL North America) Series 2007A	a,b	0.38%		01/07/11	40,000,000	40,000,000
Mississippi Home Corp
M/F Housing RB (Edgewood Manor Apts) Series 2008-2	a,b	0.43%		01/07/11	5,000,000	5,000,000
Mississippi Hospital Equipment & Facilities Auth
RB (Baptist Memorial Health Care) Series 2004B1	a,c,d	0.41%		01/07/11	18,635,000	18,635,000

						68,635,000

Missouri 1.2%
Blue Springs IDA
M/F Housing RB (Autumn Place Apts) Series 2004	a,b	0.36%		01/07/11	8,400,000	8,400,000
Kansas City IDA
M/F Housing RB (Clay Terrace Apts) Series 2006	a,b	0.38%		01/07/11	10,440,000	10,440,000
M/F Housing RB (Timberlane Village Apts) Series 1986	a,b	0.40%		01/07/11	18,400,000	18,400,000
Missouri Development Finance Board
Air Cargo Facility Refunding RB (St. Louis Air Cargo Services) Series 2000	a,b	0.36%		01/07/11	12,000,000	12,000,000
Missouri Health & Educational Facilities Auth
Educational Facilities RB (Washington Univ) Series 2003A	a,c,d	0.34%		01/07/11	5,325,000	5,325,000
Missouri Higher Education Loan Auth
Student Loan RB Sr Series 2008A2	a,b	0.33%		01/07/11	56,250,000	56,250,000
St. Charles Cnty IDA
M/F Housing Refunding RB (Time Centre Apts Phase I) Series 2004A	a,b	0.40%		01/07/11	15,600,000	15,600,000
M/F Housing Refunding RB (Time Centre Apts Phase II) Series 2004B	a,b	0.41%		01/07/11	4,500,000	4,500,000
St. Louis IDA
IDRB (Kessler Container) Series 1997A	a,b	0.55%		01/07/11	1,200,000	1,200,000
M/F Housing RB (Black Forest Apts) Series 1997	a,b	0.37%		01/07/11	4,000,000	4,000,000
M/F Housing RB (Southwest Crossing) Series 2001	a,b	0.38%		01/07/11	9,500,000	9,500,000
M/F Housing RB (Whispering Lakes Apts) Series 1995	a,b	0.37%		01/07/11	7,435,000	7,435,000
M/F Housing Refunding RB (Merchandise Mart Apts) Series 2005A	a,b	0.38%		01/07/11	20,475,000	20,475,000
Washington IDA
IDRB (Clemco Industries) Series 1997	a,b	0.63%		01/07/11	2,450,000	2,450,000
IDRB (Pauwels Transformers) Series 1995	a,b	0.58%		01/07/11	1,500,000	1,500,000

						177,475,000

Nebraska 0.7%
Douglas Cnty Hospital Auth No.3
Health Facilities Refunding RB (Nebraska Methodist Health System) Series 2008	a,b,c,d	0.35%		01/07/11	5,265,000	5,265,000
Nebraska Investment Finance Auth
S/F Housing RB Series 2006F	a,c,d	0.40%		01/07/11	6,195,000	6,195,000
Nebraska Public Power District
General RB Series 2006A	a,b,c,d	0.35%		01/07/11	17,995,000	17,995,000
Omaha Public Power District
Electric System RB Series 2005A	a,b,c,d	0.35%		01/07/11	22,135,000	22,135,000
Electric System RB Series 2006A	c,d	0.50%		01/20/11	10,047,500	10,047,500
Electric System Sub RB Series 2006B	a,c,d	0.35%		01/07/11	3,570,000	3,570,000
Stanton Cnty
IDRB (Nucor Corp) Series 1996	a	0.40%		01/07/11	19,300,000	19,300,000
Washington Cnty
IDRB (Cargill) Series 2010	a	0.41%		01/07/11	7,000,000	7,000,000

26 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
IDRB (Cargill) Series 2010B	a	0.41%		01/07/11	10,000,000	10,000,000

						101,507,500

Nevada 1.3%
Clark Cnty
Highway Refunding & RB (Motor Vehicle Fuel Tax) Series 2007	a,b,c,d	0.34%		01/07/11	3,550,000	3,550,000
Limited Tax GO Bond Bank Bonds Series 2006	c,d	0.50%		01/07/11	17,180,000	17,180,000
Limited Tax GO Bond Bank Bonds Series 2008	a,c,d	0.41%		01/07/11	18,170,000	18,170,000
Passenger Facility Charge RB (Las Vegas-McCarran) Series 2007A2	b,c,d	0.50%		01/27/11	45,660,000	45,660,000
Sub Lien RB (Las Vegas- McCarran) Series 2007A1	a,b,c,d	0.36%		01/07/11	7,160,000	7,160,000
Clark Cnty SD
Limited Tax GO Bonds Series 2006B	a,c,d	0.34%		01/07/11	15,660,000	15,660,000
	a,b,c,d	0.34%		01/07/11	14,250,000	14,250,000
Las Vegas Valley Water District
GO Limited Tax Water CP Series 2004B	c	0.32%		01/10/11	22,000,000	22,000,000
GO Limited Tax Water Refunding Bonds Series 2003A	a,c,d	0.34%		01/07/11	10,345,000	10,345,000
Nevada Dept of Business & Industry
RB (LVE Energy Partners) Series 2007	a,b	0.41%		01/07/11	13,100,000	13,100,000
Nevada Housing Division
M/F Housing RB (Banbridge Apts) Series 2000A	a,b	0.38%		01/07/11	3,960,000	3,960,000
M/F Housing Refunding RB (Oakmont) Series 2002	a,b	0.38%		01/07/11	4,350,000	4,350,000
Truckee Meadows Water Auth
Water Refunding RB Series 2006	a,b,c,d	0.32%		01/07/11	10,240,000	10,240,000
Water Refunding RB Series 2007	a,b,c,d	0.33%		01/07/11	9,990,000	9,990,000

						195,615,000

New Hampshire 0.4%
New Hampshire Business Finance Auth
Solid Waste Disposal RB (Lonza Biologics) Series 2003	a,b	0.47%		01/07/11	30,000,000	30,000,000
New Hampshire Health & Education Facilities Auth
RB (Rivier College) Series 2008	a,b	0.34%		01/07/11	17,075,000	17,075,000
New Hampshire HFA
S/F Mortgage Acquisition RB Series 2005E	a,c,d	0.38%		01/07/11	2,805,000	2,805,000
S/F Mortgage Acquisition RB Series 2006B	a,c,d	0.38%		01/07/11	2,810,000	2,810,000

						52,690,000

New Jersey 1.5%
East Brunswick
BAN		2.50%		04/27/11	10,000,000	10,060,987
Monroe
BAN		1.00%		02/09/11	14,000,000	14,008,625
New Jersey Economic Development Auth
Economic Development Bonds (The Frisch School) Series 2006	a,b	0.77%		01/07/11	20,600,000	20,600,000
IDRB (Advanced Drainage Systems) Series 2007	a,b	0.39%		01/07/11	6,570,000	6,570,000
RB (Chambers Co-Generation)	b	0.43%		01/13/11	30,000,000	30,000,000
RB (Hamilton Industrial Development) Series 1998	a,b	0.50%		01/07/11	3,675,000	3,675,000
RB (Research & Manufacturing Corp of America) Series 2006	a,b	0.50%		01/07/11	3,315,000	3,315,000
Transportation System Bonds Series 2005B & 2006A & School Facilities Construction Refunding Bonds Series 2005K	a,c,d	0.34%		01/07/11	4,400,000	4,400,000
New Jersey Health Care Facilities Financing Auth
RB (Virtua Health) Series 2009C	a,b	0.29%		01/07/11	5,975,000	5,975,000
RB Somerset Medical Center Issue Series 2008	a,b	0.29%		01/07/11	360,000	360,000
New Jersey Housing & Mortgage Finance Agency
M/F RB Series 2008B	a,b	0.37%		01/07/11	8,900,000	8,900,000
New Jersey State Higher Education Assistance Auth
Student Loan RB Series 2010A2	a,c,d	0.47%		01/07/11	25,940,000	25,940,000
New Jersey Transportation Trust Fund Auth
Transportation System Bonds Series 2006C	a,c,d	0.34%		01/07/11	17,200,000	17,200,000
	a,b,c,d	0.34%		01/07/11	21,280,000	21,280,000
	b,c,d	0.43%		08/04/11	330,000	330,000

See financial notes 27

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
Transportation System Bonds Series 2007A	a,c,d	0.40%		01/07/11	1,800,000	1,800,000
Transportation System Bonds Series 2009A	b,c,d	0.45%		05/19/11	740,000	740,000
New Jersey Turnpike Auth
RB Series 2003A	a,b,c,d	0.35%		01/07/11	17,540,000	17,540,000
Union Cnty
BAN		2.00%		07/01/11	30,000,000	30,224,936

						222,919,548

New Mexico 0.8%
Bernalillo Cnty
M/F Housing Refunding RB (Desert Willow Apts) Series 2008	a,b	0.44%		01/07/11	7,500,000	7,500,000
New Mexico Educational Assistance Foundation
Education Loan Bonds Series 2010-1A3	b,c,d	0.43%		08/25/11	17,710,000	17,710,000
Education Loan Bonds Series 2010-2A2	b,c,d	0.43%		09/15/11	29,995,000	29,995,000
Education Loan Bonds Sr Series 2003A1	a,b	0.35%		01/07/11	15,250,000	15,250,000
Education Loan Bonds Sr Series 2003A2	a,b	0.35%		01/07/11	11,750,000	11,750,000
Education Loan Bonds Sr Series 2009A	a,b	0.35%		01/07/11	6,890,000	6,890,000
New Mexico Finance Auth
Sub Lien Public Project Revolving Fund RB Series 2006A	a,b,c,d	0.32%		01/07/11	10,290,000	10,290,000
New Mexico Hospital Equipment Loan Council
Hospital System RB (Presbyterian Healthcare Services) Series 2009A	b,c,d	0.45%		06/23/11	10,615,000	10,615,000

						110,000,000

New York 6.4%
Bethlehem IDA
RB (467 Delaware Ave) Series 2003A	a,b	0.40%		01/07/11	6,055,000	6,055,000
Eastport South Manor CSD
TAN 2010-2011		1.25%		06/24/11	10,000,000	10,041,001
Elwood UFSD
TAN 2010-2011		1.25%		06/24/11	13,500,000	13,554,644
Long Island Power Auth
CP Notes Series CP1	b	0.35%		02/09/11	28,000,000	28,000,000
Electric System General RB Series 2006A	a,b,c,d	0.35%		01/07/11	5,000,000	5,000,000
Longwood CSD
TAN 2010-2011		1.40%		06/24/11	24,000,000	24,111,949
Nassau Cnty
GO RAN Series 2010A		2.00%		03/15/11	45,000,000	45,142,109
New Rochelle IDA
IDRB (West End Phase I Facility) Series 2006	a,b	0.59%		01/07/11	4,265,000	4,265,000
New Rochelle SD
TAN 2010		1.25%		06/30/11	13,500,000	13,555,701
New York City
GO Bonds Fiscal 1994 Series A7	a,b	0.27%		01/03/11	25,000	25,000
GO Bonds Fiscal 2002 Series A1	a,c,d	0.34%		01/07/11	10,610,000	10,610,000
GO Bonds Fiscal 2006 Series E2	a,b	0.29%		01/03/11	8,515,000	8,515,000
GO Bonds Fiscal 2008 Series A1		5.00%		08/01/11	500,000	513,021
GO Bonds Fiscal 2009 Series H1	a,c,d	0.34%		01/07/11	5,000,000	5,000,000
New York City Housing Development Corp
M/F Housing RB Series 2008I2		0.53%		05/13/11	24,000,000	24,000,000
M/F Housing RB Series 2010B	a,c,d,f	0.34%		01/07/11	7,000,000	7,000,000
M/F Mortgage RB (Boricua Village Apts) Series 2007A	a,b	0.36%		01/07/11	11,000,000	11,000,000
New York City Municipal Water Finance Auth
CP Series 6		0.32%		01/07/11	56,000,000	56,000,000
Crossover Refunding Bond Series 2002E	a,c,d	0.34%		01/07/11	1,150,000	1,150,000
Extendible CP Notes Series 8		0.39%	01/14/11	07/17/11	25,000,000	25,000,000
Water & Sewer System RB Fiscal 2003 Series E	a,c,d	0.34%		01/07/11	14,655,000	14,655,000
Water & Sewer System RB Fiscal 2005 Series D	a,c,d	0.34%		01/07/11	4,435,000	4,435,000
Water & Sewer System RB Fiscal 2009 Series AA	a,c,d	0.34%		01/07/11	7,295,000	7,295,000
Water & Sewer System RB Fiscal 2009 Series FF2	a,c,d	0.34%		01/07/11	14,000,000	14,000,000
New York City Transitional Finance Auth
Future Tax Secured Bonds Fiscal 2010 Series A1	a,c,d	0.38%		01/07/11	11,000,000	11,000,000

28 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
New York City Trust for Cultural Resources
RB (Museum of Modern Art) Series 2001-1D	a,c,d	0.35%		01/07/11	2,600,000	2,600,000
New York Liberty Development Corp
Liberty RB (3 World Trade Center) Series 2010A1	b	0.42%		01/19/12	30,000,000	30,000,000
Liberty RB (World Trade Center) Series 2009A2	b	0.32%		05/05/11	42,655,000	42,655,000
New York State Dormitory Auth
State Personal Income Tax RB Series 2005B	a,c,d	0.47%		01/07/11	7,750,000	7,750,000
State Personal Income Tax RB Series 2006D	a,c,d	0.36%		01/07/11	10,500,000	10,500,000
New York State Environmental Facilities Corp
State Revolving Funds RB Series 2010C	a,c,d	0.40%		01/07/11	6,035,000	6,035,000
New York State HFA
Housing RB (88 Leonard St) Series 2005A	a,b	0.36%		01/07/11	7,300,000	7,300,000
Housing RB (Archstone Westbury) Series 2004A	a,b,f	0.36%		01/07/11	22,400,000	22,400,000
Housing RB (Avalon Bowery Place II) Series 2006A	a,b	0.39%		01/07/11	10,000,000	10,000,000
New York State Mortgage Agency
Homeowner Mortgage RB Series 106	a,c,d	0.39%		01/07/11	4,500,000	4,500,000
Homeowner Mortgage RB Series 109	a,c,d	0.43%		01/07/11	9,925,000	9,925,000
Homeowner Mortgage RB Series 115	a,c	0.47%		01/07/11	33,400,000	33,400,000
Homeowner Mortgage RB Series 137	a,c,d	0.39%		01/07/11	2,690,000	2,690,000
Homeowner Mortgage RB Series 145 & 148	a,c,d	0.45%		01/07/11	3,545,000	3,545,000
Homeowner Mortgage RB Series 153	a,c	0.47%		01/07/11	33,600,000	33,600,000
Homeowner Mortgage RB Series 154	a,c	0.45%		01/07/11	8,500,000	8,500,000
Homeowner Mortgage RB Series 29	a,c,d	0.43%		01/07/11	16,055,000	16,055,000
New York State Power Auth
CP Series 1		0.34%		01/12/11	6,000,000	6,000,000
		0.36%	02/08/11	08/07/11	18,212,000	18,212,000
		0.35%	02/08/11	08/30/11	20,000,000	20,000,000
New York State Tobacco Settlement Financing Corp
Asset-Backed RB Series 2008A		5.00%		06/01/11	2,690,000	2,739,646
North Syracuse CSD
GO BAN 2010		1.25%		08/19/11	15,985,000	16,061,157
Port Auth of New York & New Jersey
Consolidated Bonds 126th Series		5.50%		11/15/11	3,835,000	4,003,386
Consolidated Bonds 136th Series	a,c,d	0.44%		01/07/11	7,320,000	7,320,000
Consolidated Bonds 137th Series	a,c,d	0.44%		01/07/11	4,050,000	4,050,000
Consolidated Bonds 141st Series	a,c,d	0.39%		01/07/11	18,165,000	18,165,000
	a,c,d	0.42%		01/07/11	4,085,000	4,085,000
Consolidated Bonds 143rd Series	a,c,d	0.43%		01/07/11	7,870,000	7,870,000
Consolidated Bonds 146th Series	a,c,d	0.54%		01/07/11	75,635,000	75,635,000
Consolidated Bonds 147th Series	a,c,d	0.40%		01/07/11	36,820,000	36,820,000
Consolidated Bonds 148th Series	a,c,d	0.35%		01/07/11	5,800,000	5,800,000
Consolidated Bonds 152nd Series	a,c,d	0.43%		01/07/11	28,540,000	28,540,000
CP Series B		0.36%		06/08/11	10,795,000	10,795,000
Sachem CSD at Holbrook
TAN 2010-2011		1.50%		06/23/11	33,000,000	33,176,201
Tarrytown
BAN Series 2010B		1.50%		11/10/11	14,413,000	14,549,574
William Floyd UFSD
TAN 2010-2011		1.25%		06/30/11	25,000,000	25,107,237

						940,307,626

North Carolina 1.5%
Durham Cnty Industrial Facilities & Pollution Control Financing Auth
Bonds (The Chesterfield) Series 2010	b	0.45%		04/14/11	9,000,000	9,000,000
Hertford Cnty Industrial Facilities & Pollution Control Financing Auth
IDRB (Nucor) Series 2000A	a	0.53%		01/07/11	26,500,000	26,500,000
Johnston Cnty Industrial Facilities & Pollution Control Financing Auth
IDRB (Flanders Corp) Series 1998	a,b	0.57%		01/07/11	4,500,000	4,500,000
Mecklenburg Cnty
GO Refunding Bonds Series 2009D	e	0.44%		07/29/11	19,660,000	19,660,000
North Carolina Medical Care Commission
Health Care Facilities RB (Novant Health) Series 2006	a,b,c,d	0.35%		01/07/11	28,755,000	28,755,000
North Carolina State Education Assistance Auth
Student Loan Refunding RB Series 2008-2A1	a,b	0.36%		01/07/11	20,800,000	20,800,000

See financial notes 29

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
Student Loan Refunding RB Series 2008-2A2	a,b	0.36%		01/07/11	9,970,000	9,970,000
Student Loan Refunding RB Series 2008-3A1	a,b	0.37%		01/07/11	22,300,000	22,300,000
Student Loan Refunding RB Series 2008-3A2	a,b	0.37%		01/07/11	22,945,000	22,945,000
Student Loan Refunding RB Series 2008-5	a,b	0.40%		01/07/11	28,815,000	28,815,000
Piedmont Triad Airport Auth
Airport RB Series 2008A	a,b	0.42%		01/07/11	3,455,000	3,455,000
Airport RB Series 2008B	a,b	0.42%		01/07/11	3,720,000	3,720,000
Rowan Cnty Industrial Facilities & Pollution Control Financing Auth
IDRB (Taylor Clay Products) Series 2007A	a,b	0.50%		01/07/11	7,835,000	7,835,000
Union Cnty
COP Series 2006	b,c,d	0.40%		07/20/11	10,315,000	10,315,000

						218,570,000

North Dakota 0.1%
North Dakota HFA
Home Mortgage Finance Program Series 2009B	a,c	0.32%		01/07/11	8,480,000	8,480,000

Ohio 1.3%
Buckeye Tobacco Settlement Financing Auth
Tobacco Settlement Asset-Backed Bonds Series 2007A2	a,b,c,d	0.34%		01/07/11	55,835,000	55,835,000
Cincinnati SD
Unlimited Tax GO Refunding Bonds Series 2006	a,c,d	0.48%		01/07/11	26,315,000	26,315,000
Cleveland
Airport System RB Series 2000C	b,c,d	0.40%		07/14/11	31,300,000	31,300,000
Water RB Series 2007O	a,c,d	0.34%		01/07/11	14,850,000	14,850,000
Cleveland-Cuyahoga Cnty Port Auth
Development Refunding RB Converted Series 2005B	a,b	0.36%		01/07/11	7,735,000	7,735,000
Refunding RB (Judson) Series 2005A	a,b	0.36%		01/07/11	21,005,000	21,005,000
Columbus Regional Airport Auth
Airport Refunding RB Series 2007	a,b,c,d	0.34%		01/07/11	5,000,000	5,000,000
Montgomery Cnty
RB (Catholic Health Initiatives) Series 2009A	c,d	0.45%		05/19/11	20,000,000	20,000,000
Ohio
Hospital Refunding RB (Cleveland Clinic Health System) Series 2009A	a,c,d	0.34%		01/07/11	7,000,000	7,000,000
Ohio Higher Educational Facility Commission
Hospital RB (Cleveland Clinic Health System) Series 2008A	a,c,d	0.34%		01/07/11	5,175,000	5,175,000

						194,215,000

Oklahoma 0.1%
Oklahoma Development Finance Auth
RB (Shawnee Funding) Series 1996	a,b	0.38%		01/07/11	3,100,000	3,100,000
Oklahoma State Student Loan Auth
Student Loan Bonds & Notes Series 2008 IIA-1	a,b	0.33%		01/07/11	18,130,000	18,130,000

						21,230,000

Oregon 1.3%
Multnomah Cnty Hospital Facilities Auth
RB (Providence Health System) Series 2004	a,c,d	0.41%		01/07/11	5,895,000	5,895,000
Oregon
TAN Series 2010A		2.00%		06/30/11	150,000,000	151,186,071
Oregon Housing & Community Services Dept
S/F Mortgage RB Series 2008I	a,c	0.42%		01/07/11	3,600,000	3,600,000
Oregon State Facilities Auth
RB (Lewis & Clark College) Series 2008A	a,b	0.38%		01/07/11	24,590,000	24,590,000

						185,271,071

30 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)

Pennsylvania 2.3%
Berks Cnty Municipal Auth
RB (Phoebe-Devitt Homes) Series 2008A	a,b	0.80%		01/07/11	1,585,000	1,585,000
Butler Cnty General Auth
School RB (Butler Area SD) Series 2007	a,b,c,d	0.34%		01/07/11	2,395,000	2,395,000
Butler Cnty IDA
RB (Butler Cnty Family YMCA) Series 2005	a,b	0.36%		01/07/11	5,810,000	5,810,000
Crawford Cnty IDA
RB (Greenleaf Corp) Series 2007	a,b	0.42%		01/07/11	7,260,000	7,260,000
Delaware Cnty IDA
Water Facilities RB (Aqua Pennsylvania) Series 2005A	a,b,c,d	0.39%		01/07/11	15,330,000	15,330,000
Erie Cnty Hospital Auth
RB (St. Vincent Health Center) Series 2010B	a,b	0.37%		01/07/11	7,025,000	7,025,000
Luzerne Cnty IDA
Water Facility Refunding RB (Pennsylvania-American Water) Series 2009	b,c,d	0.45%		06/02/11	6,995,000	6,995,000
Montgomery Cnty IDA
RB (Waverly Heights) Series 2009	a,b	0.35%		01/07/11	7,000,000	7,000,000
North Hampton Cnty
RB (Binney & Smith) Series 1997B	a,b	0.63%		01/07/11	600,000	600,000
Pennsylvania Economic Development Financing Auth
Exempt Facilities RB (Amtrak) Series 2001B	a,b	0.35%		01/07/11	5,310,000	5,310,000
Manufacturing Facility RB (Dodge Realty Partners) Series 2007	a,b	0.38%		01/07/11	2,800,000	2,800,000
Pennsylvania Energy Development Auth
RB (B&W Ebensburg) Series 1986	a,b	0.33%		01/07/11	580,000	580,000
Pennsylvania HFA
Rental Housing Refunding Bonds Series 2008C	a,c	0.40%		01/07/11	12,825,000	12,825,000
S/F Mortgage RB Series 2002-73A&74B	a,c,d	0.45%		01/07/11	2,140,000	2,140,000
S/F Mortgage RB Series 2004-77B	a,c	0.36%		01/07/11	5,975,000	5,975,000
S/F Mortgage RB Series 2004-82B	a,c	0.34%		01/07/11	11,215,000	11,215,000
S/F Mortgage RB Series 2005-88B	a,c	0.45%		01/07/11	2,035,000	2,035,000
S/F Mortgage RB Series 2005-88C	a,c	0.45%		01/07/11	16,150,000	16,150,000
S/F Mortgage RB Series 2006-93,94&95A, 2007-97&98A	a,c,d	0.37%		01/07/11	8,820,000	8,820,000
S/F Mortgage RB Series 2006-94B	a,c	0.40%		01/07/11	11,315,000	11,315,000
S/F Mortgage RB Series 2006-95A	a,c,d	0.40%		01/07/11	2,400,000	2,400,000
S/F Mortgage RB Series 2006-99A, 2007-99A&100A	a,c,d	0.40%		01/07/11	27,590,000	27,590,000
Pennsylvania State Turnpike Commission
Turnpike RB Series 2004A	a,b,c,d	0.35%		01/07/11	28,215,000	28,215,000
Philadelphia
Airport RB Series 2007A	a,b,c,d	0.36%		01/07/11	20,060,000	20,060,000
	a,b,c,d	0.54%		01/07/11	4,325,000	4,325,000
Airport Refunding RB Series 2007B	a,b,c,d	0.36%		01/07/11	2,850,000	2,850,000
Philadelphia IDA
RB (Fox Chase Cancer Center) Series 2007B	a,b,c,d,f	0.34%		01/07/11	17,795,000	17,795,000
RB (Philadelphia Protestant Home) Series 2008	a,b	0.35%		01/07/11	4,040,000	4,040,000
Philadelphia Redevelopment Auth
Qualified Redevelopment RB Series 2005B	a,b,c,d	0.36%		01/07/11	30,250,000	30,250,000
Philadelphia SD
TRAN 2010-2011 Series A		2.50%		06/30/11	49,250,000	49,552,956
Temple Univ
Funding Obligations Series 2010		1.50%		04/06/11	22,000,000	22,055,773

						342,298,729

Puerto Rico 0.1%
Puerto Rico
Public Improvement Refunding Bonds Series 2008B	a,b	0.22%		01/03/11	10,680,000	10,680,000

Rhode Island 0.1%
Rhode Island Housing & Mortgage Finance Corp
Homeownership Opportunity Bonds Series 56A	a,c,d	0.40%		01/07/11	9,410,000	9,410,000
Homeownership Opportunity Bonds Series 58A	a,c,d	0.38%		01/07/11	7,895,000	7,895,000

						17,305,000

See financial notes 31

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)

South Carolina 0.8%
Building Equity Sooner For Tomorrow
Refunding RB (Greenville Cnty SD) Series 2006	a,c,d	0.36%		01/07/11	9,615,000	9,615,000
	a,c,d	0.48%		01/07/11	4,960,000	4,960,000
Greenville
IDRB (Stevens Aviation Technical Services) Series 1997	a,b	0.55%		01/07/11	8,300,000	8,300,000
Greenwood Cnty
Hospital Facilities RB (Self Regional Healthcare) Series 2009	b,c,d	0.45%		06/02/11	7,410,000	7,410,000
South Carolina Housing Finance & Development Auth
M/F Rental Housing Refunding RB (Fairway Apts) Series 2001A	a,b	0.35%		01/07/11	7,735,000	7,735,000
Mortgage RB Series 2006A2	a,c,d	0.38%		01/07/11	12,480,000	12,480,000
South Carolina Jobs Economic Development Auth
Industrial RB (South Carolina Electric & Gas) Series 2008	a,b	0.40%		01/07/11	7,000,000	7,000,000
IRB (South Carolina Generating) Series 2008	a,b	0.40%		01/07/11	5,000,000	5,000,000
RB (Holcim) Series 2003	a,b	0.44%		01/07/11	25,000,000	25,000,000
RB (Innovative Fibers) Series 2007	a,b	0.43%		01/07/11	5,900,000	5,900,000
South Carolina Public Service Auth
Revenue Obligation Series 2004A	a,c,d	0.35%		01/07/11	23,760,000	23,760,000

						117,160,000

South Dakota 0.5%
South Dakota Health & Educational Facilities Auth
RB (Avera Health) Series 2008A1	a,b	0.34%		01/07/11	35,800,000	35,800,000
South Dakota Housing Development Auth
Homeownership Mortgage Bonds Series 2003B&H, 2004B&2005B	a,c,d	0.46%		01/07/11	4,220,000	4,220,000
Homeownership Mortgage Bonds Series 2003I	a,c	0.33%		01/07/11	7,820,000	7,820,000
Homeownership Mortgage Bonds Series 2005C	a,c	0.33%		01/07/11	10,000,000	10,000,000
Homeownership Mortgage Bonds Series 2005K	a,c,d	0.40%		01/07/11	5,970,000	5,970,000
Homeownership Mortgage Bonds Series 2008C	a,c	0.31%		01/07/11	5,000,000	5,000,000
M/F Housing RB (Harmony Heights) Series 2001	a,b	0.39%		01/07/11	6,500,000	6,500,000

						75,310,000

Tennessee 4.1%
Clarksville Public Building Auth
Pooled Financing RB (Tennessee Municipal Bond Fund) Series 1997	a,b	0.41%		01/07/11	1,800,000	1,800,000
Grundy Cnty IDB
Limited Obligation RB (Toyo Seat USA) Series 2001	a,b	0.49%		01/07/11	1,110,000	1,110,000
Jackson Energy Auth
Wastewater System Refunding RB Series 2009	a,b	0.41%		01/07/11	9,000,000	9,000,000
Jackson Health, Educational & Housing Facility Board
M/F Housing RB (Patrician Terrace Apts) Series 2005	a,b	0.38%		01/07/11	2,300,000	2,300,000
Lewisburg IDB
Solid Waste Disposal RB (Waste Management) Series 2003	a,b	0.38%		01/07/11	15,000,000	15,000,000
Memphis & Shelby Cnty IDB
Exempt Facilities RB (Nucor) Series 2007	a	0.40%		01/07/11	28,000,000	28,000,000
Metro Government of Nashville & Davidson Cnty
Water & Sewer Revenue CP Series A	c	0.32%		01/13/11	3,000,000	3,000,000
Water & Sewer Revenue CP Series B	c	0.32%		01/13/11	5,000,000	5,000,000
Metro Government of Nashville & Davidson Cnty Health & Educational Facilities Board
M/F Housing RB (Burning Tree Apts) Series 2005	a,b	0.38%		01/07/11	8,160,000	8,160,000
M/F Housing RB (Chippington Tower Apts I & II) Series 2005	a,b	0.47%		01/07/11	13,325,000	13,325,000
M/F Housing RB (Jackson Grove Apts) Series 2006A	a,b	0.39%		01/07/11	10,000,000	10,000,000
M/F Housing Refunding RB (Brentwood Oaks Apts) Series 1991	a,b	0.36%		01/07/11	11,320,000	11,320,000
Metro Government of Nashville & Davidson Cnty IDB
RB (Nashville Symphony Hall) Series 2004	a,b	0.41%		01/07/11	15,395,000	15,395,000
Montgomery Cnty Public Building Auth
Pooled Financing RB (Tennessee Cnty Loan Pool) Series 1995	a,b,d	0.41%		01/07/11	1,900,000	1,900,000
Pooled Financing RB (Tennessee Cnty Loan Pool) Series 1997	a,b	0.41%		01/07/11	13,585,000	13,585,000

32 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
Municipal Energy Acquisition Corp
Gas RB Series 2006A	a,b,c,d,g	0.39%		01/07/11	121,080,000	121,080,000
Gas RB Series 2006B	a,b,c,d,g	0.39%		01/07/11	144,900,000	144,900,000
Rutherford Cnty Health & Educational Facilities Board
RB (Ascension Health) Series 2010C	a,c,d	0.35%		01/07/11	3,750,000	3,750,000
Sevier Cnty Public Building Auth
Public Improvement Bonds Series VA1	a,b	0.43%		01/07/11	13,150,000	13,150,000
Shelby Cnty Health, Educational & Housing Facilities Board
RB (Methodist Healthcare) Series 2004B	a,b,c,d	0.42%		01/07/11	7,495,000	7,495,000
Tennergy Corp
Gas RB Series 2006A	a,b,c,d,g	0.39%		01/07/11	166,595,000	166,595,000

						595,865,000

Texas 13.1%
Austin
Water & Wastewater System Refunding RB Series 2006A	c,d	0.50%		01/07/11	17,031,000	17,031,000
Water & Wastewater System Refunding RB Series 2008	a,b	0.39%		01/07/11	59,670,000	59,670,000
Caddo Mills ISD
Unlimited Tax Bonds Series 2007	a,b,c,d	0.34%		01/07/11	5,218,000	5,218,000
Calhoun Port Auth
Environmental Facilities RB (Formosa Plastics) Series 2008	a,b	0.41%		01/07/11	10,000,000	10,000,000
Clear Creek ISD
Unlimited Tax Refunding Bonds Series 2008	a,b,c,d	0.34%		01/07/11	16,685,000	16,685,000
Unlimited Tax Refunding Bonds Series 2008A	a,b,c,d	0.41%		01/07/11	5,000,000	5,000,000
Crawford Education Facilities Corp
Education Refunding RB (Houston Baptist Univ) Series 2007	a,b	0.32%		01/07/11	51,160,000	51,160,000
Cypress-Fairbanks ISD
Unlimited Tax GO Bonds Series 2005A	b,c,d	0.50%		01/07/11	14,580,000	14,580,000
Unlimited Tax Refunding GO Bonds Series 2001	a,b,c,d	0.34%		01/07/11	6,650,000	6,650,000
Dallas
Waterworks & Sewer System CP Series D	c	0.34%		01/06/11	2,200,000	2,200,000
Waterworks & Sewer System Revenue Refunding & Improvement Bonds Series 2006	a,c,d	0.36%		01/07/11	13,930,000	13,930,000
Dallas Area Rapid Transit
Sr Lien Sales Tax RB Series 2008	a,c,d	0.36%		01/07/11	22,100,000	22,100,000
Sr Lien Sales Tax Refunding RB Series 2007	a,c,d	0.48%		01/07/11	18,405,000	18,405,000
Dallas Fort Worth International Airport
Joint Revenue Improvement Bonds Series 2010A	b,c,d	0.48%		08/18/11	24,830,000	24,830,000
Dallas ISD
Unlimited Tax Refunding GO Bonds Series 2004A	a,b,c,d	0.34%		01/07/11	2,500,000	2,500,000
Denton ISD
Unlimited Tax Refunding GO Bonds Series 2006	a,b,c,d	0.51%		01/07/11	6,625,000	6,625,000
El Paso
GO Bonds Series 2006	a,b,c,d	0.32%		01/07/11	10,730,000	10,730,000
El Paso Cnty Hospital District
GO Bonds Series 2008A	a,b,c,d	0.39%		01/07/11	8,930,000	8,930,000
Garland ISD
Unlimited Tax GO Bonds Series 2004B	b,c	0.35%		02/10/11	22,700,000	22,700,000
Grand Prairie IDA
IDRB (NTA Leasing) Series 1994	a,b	0.35%		01/07/11	595,000	595,000
Grapevine Industrial Development Corp
Airport RB (Singer Co) Series 1983A	b	0.55%		04/01/11	19,000,000	19,000,000
Hale Cnty Industrial Development Corp
Economic Development RB (Silverado Developments) Series 2008	a,b	0.54%		01/07/11	5,400,000	5,400,000
IDRB (Jess Visser d/b/a White River Ranch) Series 2004	a,b	0.49%		01/07/11	4,000,000	4,000,000
Harris Cnty
Toll Road Sr Lien Refunding RB Series 2004A	a,c,d	0.32%		01/07/11	23,545,000	23,545,000
Unlimited Tax Road & Refunding Bonds Series 2006B	c,d	0.37%		04/14/11	13,665,000	13,665,000
Harris Cnty Cultural Education Facilities Finance Corp
Refunding RB (Methodist Hospital System) Series 2009C1		0.45%		01/11/11	10,000,000	10,000,000
		0.38%		03/03/11	10,000,000	10,000,000
		0.38%		03/22/11	50,000,000	50,000,000
		0.35%		06/07/11	10,000,000	10,000,000

See financial notes 33

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
Harris Cnty Health Facilities Development Corp
Health Care System RB (Sisters of Charity of the Incarnate Word) Series 1997B	a,b,c,d	0.48%		01/07/11	9,395,000	9,395,000
Hospital Refunding RB (Memorial Hermann Healthcare System) Series 2008A	a,c	0.35%		01/07/11	20,000,000	20,000,000
Harris Cnty Housing Finance Corp
M/F Housing RB (Dominion Square Apts) Series 2000	a,b	0.56%		01/07/11	2,825,000	2,825,000
M/F Housing RB (Lafayette Village Apts) Series 2006	a,b	0.34%		01/07/11	6,900,000	6,900,000
M/F Housing RB (Village At Cornerstone Apts) Series 2004	a,b	0.34%		01/07/11	8,055,000	8,055,000
Harris Cnty Industrial Development Corp
Marine Terminal RB (HFOTCO) Series 2010	a,b	0.29%		01/07/11	20,000,000	20,000,000
Houston
Airport System Sub Lien Refunding RB Series 2007B	a,b,c,d	0.34%		01/07/11	28,080,000	28,080,000
	a,b,c,d	0.36%		01/07/11	23,000,000	23,000,000
First Lien Refunding RB Series 2004A	a,b,c,d	0.34%		01/07/11	23,795,000	23,795,000
First Lien Refunding RB Series 2007B	a,b,c,d	0.34%		01/07/11	11,130,000	11,130,000
First Lien Refunding RB Series 2009A	a,c,d	0.34%		01/07/11	4,500,000	4,500,000
Jr Lien Refunding RB Series 1998A	a,c,d	0.34%		01/07/11	155,000	155,000
TRAN Series 2010		2.00%		06/30/11	100,000,000	100,780,824
Houston Community College
Maintenance Tax Notes Series 2008	a,b,c,d	0.34%		01/07/11	4,125,000	4,125,000
Houston ISD
Limited Tax Bonds Series 2008	a,b,c,d	0.34%		01/07/11	4,995,000	4,995,000
	a,b,c,d	0.36%		01/07/11	9,900,000	9,900,000
Houston Port Auth
Unlimited Tax Refunding Bonds Series 2008A	a,c,d	0.44%		01/07/11	12,610,000	12,610,000
Jefferson Cnty Industrial Development Corp
Hurricane Ike Disaster Area RB (Jefferson Refinery) Series 2010A	b	0.55%		03/30/11	110,000,000	110,000,000
Jewett Economic Development Corp
IDRB (Nucor Corp) Series 2003	a	0.40%		01/07/11	6,200,000	6,200,000
Lavaca-Navidad River Auth
Water Contract RB (Formosa Plastics) Series 1990	a,b	0.40%		01/07/11	13,600,000	13,600,000
Lower Colorado River Auth
Refunding RB Series 1999A	a,b,c,d	0.35%		01/07/11	4,340,000	4,340,000
Transmission Contact Revenue CP Notes Series B	b	0.31%		01/05/11	10,100,000	10,100,000
Transmission Contract Refunding RB Series 2009	b,c,d	0.50%		01/27/11	14,620,000	14,620,000
Transmission Contract Revenue CP Notes	b	0.35%		03/03/11	7,500,000	7,500,000
Matagorda Cnty Navigation District No. 1
Pollution Control Refunding RB (Central Power & Light) Series 2001A	b,c,d	0.50%		01/27/11	7,495,000	7,495,000
New Caney ISD
Unlimited Tax Bonds Series 2006	a,b,c,d	0.35%		01/07/11	6,595,000	6,595,000
North Central Texas Health Facilities Development Corp
Hospital RB (Children’s Medical Center of Dallas) Series 2009	a,c,d	0.34%		01/07/11	17,490,000	17,490,000
North East ISD
Unlimited Tax Bonds Series 2007A	a,b,c,d	0.34%		01/07/11	9,050,000	9,050,000
	a,b,c,d	0.36%		01/07/11	5,485,000	5,485,000
Unlimited Tax Refunding Bonds Series 2007	a,b,c,d	0.34%		01/07/11	13,280,000	13,280,000
	a,b,c,d	0.48%		01/07/11	4,145,000	4,145,000
North Texas Higher Education Auth
Student Loan RB Series 1998	a,b	0.31%		01/07/11	35,000,000	35,000,000
North Texas Tollway Auth
System Refunding RB Series 2008D	a,b,c,d	0.34%		01/07/11	50,942,000	50,942,000
Panhandle-Plains Higher Education Auth
Student Loan RB Series 2010-1A3	a,c,d	0.41%		01/07/11	6,995,000	6,995,000
Student Loan RB Series 2010-1A4	a,c,d	0.41%		01/07/11	28,520,000	28,520,000
	b,c,d	0.40%		09/15/11	29,995,000	29,995,000
Parmer Cnty Industrial Development Corp
RB (Visser Family Trust) Series 2008	a,b	0.49%		01/07/11	1,600,000	1,600,000
Port Arthur Navigation District Industrial Development Corp
Exempt Facilities RB (TOTAL Petrochemicals USA) Series 2010A	a	0.37%		01/07/11	32,000,000	32,000,000
Port of Port Arthur Navigation District
Exempt Facilities RB (TOTAL Petrochemicals USA) Series 2009	a	0.37%		01/07/11	8,000,000	8,000,000

34 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
Red River Education Finance Corp
Higher Education RB (Texas Christian Univ) Series 2007	a,b,c,d	0.34%		01/07/11	8,615,000	8,615,000
Round Rock ISD
Unlimited Tax Bonds Series 2007	a,b,c,d	0.37%		01/07/11	11,055,000	11,055,000
San Antonio
Electric & Gas Systems Refunding RB New Series 2009A	a,c,d	0.34%		01/07/11	9,020,000	9,020,000
Tax & Revenue Certificates of Obligation Series 2006	c,d	0.43%		07/21/11	43,000	43,000
Water System CP Notes Series A	c	0.30%		03/08/11	17,900,000	17,900,000
Water System Refunding RB Series 2005	a,c,d	0.34%		01/07/11	46,055,000	46,055,000
San Antonio ISD
Unlimited Tax Refunding Bonds Series 2001B	a,b,c,d	0.35%		01/07/11	4,900,000	4,900,000
San Jacinto Community College District
Limited Tax GO Bonds Series 2008	a,c,d	0.34%		01/07/11	12,600,000	12,600,000
Southeast Housing Finance Corp
M/F Housing RB (Piedmont Apts) Series 2006	a,b	0.33%		01/07/11	13,800,000	13,800,000
Spring Branch ISD
Limited Tax Bonds Series 2008	a,b,c,d	0.34%		01/07/11	2,250,000	2,250,000
Tarrant Cnty Cultural Education Facilities Finance Corp
RB (Texas Health Resources) Series 2010	c,d	0.43%		08/25/11	24,055,000	24,055,000
Refunding RB (Texas Health Resources) Series 2007A	a,c,d	0.41%		01/07/11	14,420,000	14,420,000
Tarrant Cnty Housing Finance Corp
M/F Housing Refunding RB (SF Apts) Series 1993	a,b	0.36%		01/07/11	7,050,000	7,050,000
Texas
GO Refunding Bonds (College Student Loan) Series 2006	a,c	0.34%		01/07/11	67,155,000	67,155,000
TRAN Series 2010	g	2.00%		08/31/11	190,000,000	192,043,276
Texas A&M Univ
Permanent Univ Fund Bonds Series 1998	a,c,d	0.48%		01/07/11	31,390,000	31,390,000
Revenue Financing System Bonds Series 2010A	a,c,d	0.35%		01/07/11	4,620,000	4,620,000
Texas Dept of Housing & Community Affairs
Housing Refunding RB (Addison Park Apts) Series 2008	a,b	0.43%		01/07/11	13,690,000	13,690,000
M/F Housing RB (Atascocita Pines Apts) Series 2005	a,b	0.34%		01/07/11	11,600,000	11,600,000
M/F Housing RB (Bristol Apts) Series 2004	a,b	0.34%		01/07/11	8,300,000	8,300,000
M/F Housing RB (Creek Point Apts) Series 2000	a,b	0.39%		01/07/11	6,160,000	6,160,000
M/F Housing RB (Montgomery Pines Apts) Series 2004	a,b	0.34%		01/07/11	12,000,000	12,000,000
M/F Housing RB (Pinnacle Apts) Series 2004	a,b	0.33%		01/07/11	6,900,000	6,900,000
M/F Housing RB (Tower Ridge Apts) Series 2005	a,b	0.43%		01/07/11	15,000,000	15,000,000
M/F Housing Refunding RB (Alta Cullen Apts) Series 2008	a,b	0.38%		01/07/11	14,000,000	14,000,000
S/F Mortgage RB Series 2007B	a,c,d	0.39%		01/07/11	10,000,000	10,000,000
Texas Transportation Commission
GO Mobility Fund Bonds Series 2005A	a,c,d	0.34%		01/07/11	3,790,000	3,790,000
GO Mobility Fund Bonds Series 2006	a,c,d	0.41%		01/07/11	8,750,000	8,750,000
GO Mobility Fund Bonds Series 2006A	a,c,d	0.34%		01/07/11	6,420,000	6,420,000
GO Mobility Fund Bonds Series 2007	a,c,d	0.34%		01/07/11	5,700,000	5,700,000
	a,c,d	0.35%		01/07/11	4,200,000	4,200,000
	a,c,d	0.36%		01/07/11	60,000,000	60,000,000
	a,c,d	0.41%		01/07/11	10,841,000	10,841,000
State Highway Fund First Tier RB Series 2006B	a,c	0.57%		01/07/11	25,700,000	25,700,000
Texas Water Development Board
Water Financial Assistance GO Bonds Series 2007D	a,c,d	0.36%		01/07/11	5,800,000	5,800,000
Trinity River Auth
Solid Waste Disposal RB (Community Waste Disposal) Series 1999	a,b	0.39%		01/07/11	1,700,000	1,700,000
Univ of North Texas
Revenue Financing System Bonds Series 2007	a,b,c,d	0.34%		01/07/11	12,815,000	12,815,000
Waco Health Facilities Development Corp
Mortgage RB (Hillcrest Health System) Series 2006A	a,b,c,d	0.32%		01/07/11	21,285,000	21,285,000

						1,909,969,100

Utah 1.1%
Clearfield
M/F Housing Refunding RB (Oakstone Apts) Series 2008	a,b	0.35%		01/07/11	12,100,000	12,100,000
Riverton
Hospital RB (IHC Health Services) Series 2009	c,d	0.50%		01/27/11	18,695,000	18,695,000

See financial notes 35

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
Salt Lake Cnty Housing Auth
M/F Housing Refunding RB (Bridgeside Landing Apts) Series 2008	a,b	0.35%		01/07/11	14,225,000	14,225,000
Utah State Board of Regents
Hospital Refunding RB (Univ of Utah) Series 2006A	a,b,c,d,g	0.32%		01/07/11	48,870,000	48,870,000
Utah Transit Auth
Sales Tax RB Series 2008A	a,c,d	0.40%		01/07/11	3,160,000	3,160,000
	c,d	0.43%		07/28/11	39,310,000	39,310,000
Sub Sales Tax Refunding RB Series 2007A	a,c,d	0.41%		01/07/11	18,510,000	18,510,000

						154,870,000

Vermont 0.2%
Vermont Economic Development Auth
IDRB (Agri-Mark) Series 1999A	a,b	0.49%		01/07/11	17,000,000	17,000,000
IDRB (Agri-Mark) Series 1999B	a,b	0.49%		01/07/11	1,000,000	1,000,000
Vermont HFA
Multiple Purpose Bonds Series 2007C	a,c	0.48%		01/07/11	16,500,000	16,500,000

						34,500,000

Virginia 1.4%
Fairfax Cnty Economic Development Auth
Student Housing RB (George Mason Univ Foundation) Series 2003	a,b	0.40%		01/07/11	14,020,000	14,020,000
Fairfax Cnty IDA
Health Care RB (Inova Health) Series 2005C2	a	0.36%		01/07/11	27,405,000	27,405,000
Health Care RB (Inova Health) Series 2010A1	e	0.46%		07/29/11	6,000,000	6,000,000
Harrisonburg Redevelopment & Housing Auth
M/F Housing RB (Woodman West Apts) Series 2008	a,b	0.36%		01/07/11	9,950,000	9,950,000
King George Cnty
Solid Waste Disposal Facility RB (Garnet) Series 1996	a,b	0.45%		01/07/11	3,700,000	3,700,000
Newport News IDA
RB (CNU Warwick Student Apts) Series 2004	a,b	0.42%		01/07/11	3,900,000	3,900,000
Norfolk Economic Development Auth
CP Revenue Notes (Sentara Healthcare)		0.30%		01/07/11	15,000,000	15,000,000
		0.32%		02/10/11	50,000,000	50,000,000
Hospital Facilities RB (Sentara Healthcare) Series 2010B	e	0.46%		07/29/11	10,905,000	10,905,000
Southeastern Public Service Auth
Sr Parity RB (Regional Solid Waste System) Series 2007A	a,b	0.40%		01/07/11	15,225,000	15,225,000
Virginia Housing Development Auth
Commonwealth Mortgage Bonds Series 2001H1	a,c,d	0.39%		01/07/11	6,315,000	6,315,000
Commonwealth Mortgage Bonds Series 2005C1	a,c,d	0.40%		01/07/11	5,100,000	5,100,000
Commonwealth Mortgage Bonds Series 2006D1		4.10%		01/01/11	7,000,000	7,000,000
Commonwealth Mortgage Bonds Series 2007A5		3.50%		01/01/11	6,040,000	6,040,000
		3.75%		01/01/12	7,590,000	7,820,558
Homeownership Mortgage Bonds Series 2010B		0.60%		09/01/11	2,900,000	2,900,000
Rental Housing Bonds Series 2009E	a,c,d	0.34%		01/07/11	6,555,000	6,555,000
Virginia Port Auth
Port Facilities RB Series 2006	a,b,c,d	0.42%		01/07/11	6,285,000	6,285,000

						204,120,558

Washington 3.7%
Central Puget Sound Regional Transit Auth
Sales Tax Bonds Series 2007A	a,c,d	0.34%		01/07/11	12,615,000	12,615,000
Chelan Cnty Public Utility District No.1
RB (Chelan Hydro Consolidated System) Series 2001A	a,c,d	0.44%		01/07/11	1,500,000	1,500,000
RB (Chelan Hydro Consolidated System) Series 2001A&B & Refunding RB Series 2001C	a,c,d	0.49%		01/07/11	9,970,000	9,970,000
Douglas Cnty Development Corp
RB (Executive Flight) Series 1998	a,b	0.50%		01/07/11	5,100,000	5,100,000
King Cnty
Sewer RB Series 2002A	a,c,d	0.35%		01/07/11	10,000,000	10,000,000

36 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
Sewer RB Series 2007	a,c,d	0.34%		01/07/11	31,250,000	31,250,000
Sewer RB Second Series 2006	a,c,d	0.41%		01/07/11	10,000,000	10,000,000
Sewer Revenue & Refunding Bonds Series 2010	a,c,d	0.41%		01/07/11	7,500,000	7,500,000
King Cnty Public Hospital District No.1
Limited Tax GO Refunding Bonds Series 2008A	a,b,c,d	0.34%		01/07/11	7,850,000	7,850,000
Olympia
Solid Waste RB (LeMay Enterprises) Series 1999	a,b	0.40%		01/07/11	2,120,000	2,120,000
Pierce Cnty Economic Development Corp
IDRB (McFarland Cascade) Series 1996	a,b	0.37%		01/07/11	3,945,000	3,945,000
RB (Flex-A-Lite Consolidated) Series 1996	a,b	0.55%		01/07/11	1,350,000	1,350,000
Port of Seattle
Passenger Facility Charge Refunding RB Series 2010B		1.50%		12/01/11	10,090,000	10,155,093
RB Series 2001B		5.50%		04/01/11	10,165,000	10,292,608
RB Series 2003B	a,c,d	0.49%		01/07/11	5,140,000	5,140,000
RB Series 2007B	a,c,d	0.40%		01/07/11	5,800,000	5,800,000
Sub Lien Refunding RB Series 2008	a,b	0.38%		01/07/11	10,000,000	10,000,000
Port of Tacoma
Sub Lien Revenue Notes CP Series 2002A&B	b	0.40%		02/09/11	27,000,000	27,000,000
Seattle
Drainage & Wastewater RB 2008	a,c,d	0.36%		01/07/11	8,090,000	8,090,000
Seattle Housing Auth
RB (CHHIP & HRG Projects) Series 1996	a,b	0.55%		01/07/11	2,960,000	2,960,000
Washington
GO Bonds Series 2003C	a,c,d	0.35%		01/07/11	6,410,000	6,410,000
GO Bonds Series 2007A	a,c,d	0.34%		01/07/11	5,445,000	5,445,000
GO Bonds Series 2007C	a,c,d	0.39%		01/07/11	11,690,000	11,690,000
GO Bonds Series 2008C	a,c,d	0.34%		01/07/11	4,935,000	4,935,000
GO Bonds Series 2009E	a,c,d	0.34%		01/07/11	5,000,000	5,000,000
Motor Vehicle Fuel Tax GO Bonds Series 2006E	a,c,d	0.34%		01/07/11	6,100,000	6,100,000
Motor Vehicle Fuel Tax GO Bonds Series 2008B	a,c,d	0.34%		01/07/11	25,010,000	25,010,000
Washington Economic Development Finance Auth
Solid Waste Disposal RB (Heirborne Investments) Series 2006K	a,b	0.38%		01/07/11	5,330,000	5,330,000
Solid Waste Disposal RB (Lemay Enterprises) Series 2005B	a,b	0.40%		01/07/11	10,585,000	10,585,000
Solid Waste Disposal RB (Specialty Chemical Products) Series 2007	a,b	0.42%		01/07/11	20,800,000	20,800,000
Solid Waste Disposal RB (Waste Management) Series 2000C	a,b	0.42%		01/07/11	17,900,000	17,900,000
Solid Waste Disposal RB (Waste Management) Series 2000H	a,b	0.42%		01/07/11	13,650,000	13,650,000
Solid Waste Disposal RB (Waste Management) Series 2000I	a,b	0.42%		01/07/11	18,885,000	18,885,000
Washington Health Care Facilities Auth
RB (Catholic Health Initiatives) Series 2008D	a,c,d	0.34%		01/07/11	7,505,000	7,505,000
RB (Children’s Hospital & Regional Medical Center) Series 2008A	a,b	0.41%		01/07/11	8,610,000	8,610,000
RB (Providence Health & Services) Series 2010A	a,c,d	0.41%		01/07/11	9,375,000	9,375,000
RB (Yakima Valley Farm Workers Clinic) Series 1997	a,b	0.58%		01/07/11	1,300,000	1,300,000
Washington Higher Education Facilities Auth
Refunding RB (Univ of Puget Sound) Series 2006A	a,b	0.36%		01/07/11	7,265,000	7,265,000
Washington State Housing Finance Commission
M/F Housing RB (Anchor Village Apts) Series 1997	a,b	0.34%		01/07/11	10,750,000	10,750,000
M/F Housing RB (Brittany Park Phase II) Series 1998A	a,b	0.36%		01/07/11	3,480,000	3,480,000
M/F Housing RB (Brittany Park) Series 1996A	a,b	0.35%		01/07/11	8,930,000	8,930,000
M/F Housing RB (Fairwinds Redmond) Series 2005A	a,b	0.33%		01/07/11	7,500,000	7,500,000
M/F Housing RB (Forest Creek Apts) Series 2006	a,b	0.34%		01/07/11	13,680,000	13,680,000
M/F Housing RB (Highlander Apts) Series 2004A	a,b	0.38%		01/07/11	7,000,000	7,000,000
M/F Housing RB (Lakewood Meadows Apts) Series 2000A	a,b	0.36%		01/07/11	6,280,000	6,280,000
M/F Housing RB (Merrill Gardens at Queen Anne) Series 2004A	a,b,f	0.32%		01/07/11	25,180,000	25,180,000
M/F Housing RB (Merrill Gardens) Series 1997A	a,b	0.35%		01/07/11	6,125,000	6,125,000
M/F Housing RB (Parkview Apts) Series 2008	a,b	0.39%		01/07/11	3,060,000	3,060,000
M/F Housing RB (Rainier Court Apts) Series 2003A	a,b	0.34%		01/07/11	12,750,000	12,750,000
M/F Housing RB (Seasons Apts) Series 2006	a,b	0.36%		01/07/11	19,940,000	19,940,000
M/F Housing RB (Silver Creek Apts) Series 2004	a,b	0.34%		01/07/11	4,100,000	4,100,000
M/F Housing RB (Vintage at Burien) Series 2004A	a,b	0.35%		01/07/11	6,570,000	6,570,000
M/F Housing RB (Vintage at Chehalis Sr Living) Series 2006	a,b	0.35%		01/07/11	8,190,000	8,190,000
M/F Housing RB (Woodrose Apts) Series 1999A	a,b	0.35%		01/07/11	6,750,000	6,750,000
M/F Mortgage RB (Canyon Lakes) Series 1993	a,b	0.35%		01/07/11	3,700,000	3,700,000
M/F Mortgage RB (Meridian Court Apts) Series 1996	a,b	0.35%		01/07/11	6,700,000	6,700,000

See financial notes 37

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
M/F RB (Cedar Ridge Retirement) Series 2005A	a,b	0.33%		01/07/11	5,030,000	5,030,000
Yakima Cnty
IDRB (Cowiche Growers) Series 1998	a,b	0.55%		01/07/11	1,000,000	1,000,000

						535,147,701

West Virginia 0.5%
Cabell Cnty
Univ Facilities RB (Provident Group-Marshall Properties) Series 2010A	a,b	0.41%		01/07/11	20,000,000	20,000,000
West Virginia Economic Development Auth
Refunding RB (Appalachian Power-Mountaineer) Series 2008B	a,b	0.37%		01/07/11	25,275,000	25,275,000
West Virginia Hospital Finance Auth
Refunding & RB (Charleston Area Medical Center) Series 2009A	b,c,d	0.40%		09/08/11	15,530,000	15,530,000
West Virginia Housing Development Fund
HFA Bonds Series 2008B	a,c	0.33%		01/07/11	10,000,000	10,000,000
West Virginia Water Development Auth
Water Development RB Series 2005A	a,b,c,d	0.36%		01/07/11	5,190,000	5,190,000

						75,995,000

Wisconsin 2.4%
Brokaw
Sewage & Solid Waste RB (Wausau Paper Mills) Series 1995	a,b	0.59%		01/07/11	9,500,000	9,500,000
Milwaukee
RAN Series 2010M8		2.00%		06/27/11	32,500,000	32,759,691
Oostburg
IDRB (Dutchland Plastics) Series 2007	a,b	0.36%		01/07/11	6,410,000	6,410,000
Red Cedar
IDRB (Fairmount Minerals) Series 2007	a,b	0.39%		01/07/11	10,000,000	10,000,000
Waukesha Cnty Housing Auth
Housing RB (Alta Mira) Series 2004	a,b	0.35%		01/07/11	6,200,000	6,200,000
Wisconsin
GO Bonds Series 2006C	a,c,d	0.40%		01/07/11	5,525,000	5,525,000
GO CP Notes 2005A	c	0.31%		01/07/11	22,715,000	22,715,000
GO CP Notes 2006A	c	0.31%		01/05/11	20,000,000	20,000,000
	c	0.31%		01/07/11	16,462,000	16,462,000
Operating Notes 2010		2.00%		06/15/11	45,000,000	45,307,425
Transportation RB Series 2007A	b,c,d	0.40%		09/22/11	8,070,000	8,070,000
Wisconsin Health & Educational Facilities Auth
RB (Aurora Health Care) Series 2008A	b	0.42%		09/01/11	10,000,000	10,000,000
RB (Aurora Health Care) Series 2008B	b	0.42%		09/01/11	20,000,000	20,000,000
RB (Aurora Health Care) Series 2010C	b	0.45%		12/02/11	35,000,000	35,000,000
	b	0.45%		12/08/11	38,405,000	38,405,000
Refunding RB (Reedsburg Area Medical Center) Series 2010B	a,b	0.35%		01/07/11	15,000,000	15,000,000
Wisconsin Housing & Economic Development Auth
Homeownership RB Series 2003C	a,c	0.40%		01/07/11	22,240,000	22,240,000
Homeownership RB Series 2005C	a,c	0.38%		01/07/11	11,000,000	11,000,000
Homeownership RB Series 2006E	a,c,d	0.40%		01/07/11	1,900,000	1,900,000
Housing RB Series 2007C	a,c	0.48%		01/07/11	3,755,000	3,755,000
Housing RB Series 2008A	a,c	0.48%		01/07/11	6,335,000	6,335,000
Housing RB Series 2008D	a,c	0.48%		01/07/11	4,300,000	4,300,000
Housing RB Series 2008E	a,c	0.48%		01/07/11	3,095,000	3,095,000

						353,979,116

Wyoming 1.3%
Green River
RB (Rhone-Poulenc) Series 1994	a,b	0.49%		01/07/11	11,400,000	11,400,000
Wyoming Community Development Auth
Housing RB 2004 Series 11	a,c	0.33%		01/07/11	5,000,000	5,000,000
Housing RB 2004 Series 6	a,c	0.33%		01/07/11	5,000,000	5,000,000
Housing RB 2004 Series 9	a,c	0.33%		01/07/11	5,000,000	5,000,000
Housing RB 2005 Series 2	a,c	0.33%		01/07/11	8,000,000	8,000,000

38 See financial notes

 Schwab Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
Housing RB 2005 Series 7	a,c	0.33%		01/07/11	8,000,000	8,000,000
Housing RB 2007 Series 10	a,c,d	0.44%		01/07/11	11,835,000	11,835,000
Housing RB 2007 Series 2	a,c	0.33%		01/07/11	6,000,000	6,000,000
S/F Mortgage Bonds Series 2002A	a,c	0.32%		01/07/11	10,000,000	10,000,000
Wyoming Student Loan Corp
Student Loan Refunding RB Sr Series 2010A1	b	0.35%		01/13/11	66,190,000	66,190,000
Student Loan Refunding RB Sr Series 2010A2	b	0.35%		01/13/11	35,000,000	35,000,000
Student Loan Refunding RB Sr Series 2010A3	b	0.35%		01/13/11	20,000,000	20,000,000

						191,425,000

Total Municipal Securities
(Cost $13,769,069,927)						13,769,069,927

Other Investments 6.4% of net assets

Nuveen Dividend Advantage Municipal Fund 2
Variable Rate Demand Preferred Shares Series 2	a,b,d	0.51%		01/07/11	98,000,000	98,000,000
Nuveen Insured Municipal Opportunity Fund
Variable Rate Demand Preferred Shares Series 1	a,b,d	0.54%		01/07/11	150,000,000	150,000,000
Nuveen Insured New York Dividend Advantage Municipal Fund
Variable Rate Demand Preferred Shares Series 2	a,b,d	0.48%		01/07/11	25,000,000	25,000,000
Nuveen Insured Premium Income Municipal Fund 2
Variable Rate Demand Preferred Shares Series 2	a,b,d	0.51%		01/07/11	109,500,000	109,500,000
Nuveen Municipal Advantage Fund
Variable Rate Demand Preferred Shares Series 1	a,b,d	0.54%		01/07/11	177,400,000	177,400,000
Nuveen Municipal Market Opportunity Fund
Variable Rate Demand Preferred Shares Series 1	a,b,d	0.54%		01/07/11	80,000,000	80,000,000
Nuveen New Jersey Investment Quality Municipal Fund
Variable Rate Demand Preferred Shares Series 1	a,b,d	0.59%		01/07/11	30,000,000	30,000,000
Nuveen New Jersey Premium Income Municipal Fund
Variable Rate Demand Preferred Shares Series 1	a,b,d	0.59%		01/07/11	20,000,000	20,000,000
Nuveen New York Investment Quality Municipal Fund
Variable Rate Demand Preferred Shares Series 1	a,b,d	0.59%		01/07/11	20,000,000	20,000,000
Nuveen New York Performance Plus Municipal Fund
Variable Rate Demand Preferred Shares Series 1	a,b,d	0.51%		01/07/11	20,000,000	20,000,000
Nuveen New York Quality Income Municipal Fund
Variable Rate Demand Preferred Shares Series 1	a,b,d	0.59%		01/07/11	31,000,000	31,000,000
Nuveen New York Select Quality Municipal Fund
Variable Rate Demand Preferred Shares Series 1	a,b,d	0.59%		01/07/11	31,000,000	31,000,000
Nuveen Pennsylvania Investment Quality Municipal Fund
Variable Rate Demand Preferred Shares Series 1	a,b,d	0.59%		01/07/11	14,000,000	14,000,000
Nuveen Pennsylvania Premium Income Municipal Fund 2
Variable Rate Demand Preferred Shares Series 1	a,b,d	0.59%		01/07/11	12,000,000	12,000,000
Nuveen Premier Insured Municipal Income Fund
Variable Rate Demand Preferred Shares Series 1	a,b,d	0.59%		01/07/11	24,000,000	24,000,000
Nuveen Quality Income Municipal Fund
Variable Rate Demand Preferred Shares Series 1	a,b,d	0.54%		01/07/11	100,000,000	100,000,000

Total Other Investments
(Cost $941,900,000)						941,900,000

End of Investments.

See financial notes 39

 Schwab Municipal Money Fund

Portfolio Holdings continued

At 12/31/10, the tax basis cost of the fund’s investments was $14,710,969,927.

*	If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as interest rate reset, demand feature or put feature, the effective maturity date is disclosed. The second maturity date is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity column.
a	Variable-rate security.
b	Credit-enhanced security.
c	Liquidity-enhanced security.
d	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $6,401,532,500 or 43.8% of net assets.
e	Illiquid security. At the period end, the value of these amounted to $59,785,000 or 0.4% of net assets.
f	Delayed-delivery security.
g	All or a portion of this security is held as collateral for delayed-delivery securities.

BAN —	Bond anticipation note
COP —	Certificate of participation
CP —	Commercial paper
CSD —	Central school district
GO —	General obligation
HFA —	Housing finance agency/authority
HRA —	Housing & redevelopment authority
IDA —	Industrial development agency/authority
IDB —	Industrial development board
IDRB —	Industrial development revenue bond
ISD —	Independent school district
M/F —	Multi-family
RAN —	Revenue anticipation note
RB —	Revenue bond
SD —	School district
S/F —	Single-family
TAN —	Tax anticipation note
TECP —	Tax-exempt commercial paper
TRAN —	Tax and revenue anticipation note
UFSD —	Union free school district
UHSD —	Union high school district
USD —	Unified school district

40 See financial notes

 Schwab Municipal Money Fund

Statement of
Assets and Liabilities
As of December 31, 2010.

Assets

Investments, at cost and value (Note 2a)		$14,710,969,927
Cash		13,102
Receivables:
Investments sold		34,743,893
Interest		23,547,623
Fund shares sold		22,406,419
Prepaid expenses	+	179,459

Total assets		14,791,860,423

Liabilities

Payables:
Investments bought		180,465,878
Investment adviser and administrator fees		276,813
Shareholder services fees		159,691
Fund shares redeemed		3,460,778
Distributions to shareholders		18,895
Accrued expenses	+	244,219

Total liabilities		184,626,274

Net Assets

Total assets		14,791,860,423
Total liabilities	−	184,626,274

Net assets		$14,607,234,149

Net Assets by Source
Capital received from investors		14,607,234,149

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Sweep Shares	$9,857,463,129		9,857,921,300		$1.00
Value Advantage Shares	$1,205,477,251		1,205,516,734		$1.00
Select Shares	$711,714,847		711,735,988		$1.00
Institutional Shares	$2,832,578,922		2,832,690,772		$1.00

See financial notes 41

 Schwab Municipal Money Fund

Statement of
Operations
For January 1, 2010 through December 31, 2010.

Investment Income

Interest		$55,195,915

Expenses

Investment adviser and administrator fees		48,743,324
Shareholder service fees:
Sweep Shares		34,391,372
Value Advantage Shares		3,326,861
Select Shares		2,126,000
Institutional Shares		6,988,143
Portfolio accounting fees		446,630
Registration fees		432,026
Custodian fees		307,647
Shareholder reports		292,375
Trustees’ fees		78,844
Professional fees		73,249
Transfer agent fees		53,481
Interest expense		10,153
Other expenses	+	494,553

Total expenses		97,764,658
Expense reduction by adviser and Schwab	−	47,479,751
Custody credits	−	1,434

Net expenses	−	50,283,473

Net investment income		4,912,442

Realized Gains (Losses)

Net realized gains on investments		1,550,646

Increase in net assets resulting from operations		$6,463,088

42 See financial notes

 Schwab Municipal Money Fund

Statements of
Changes in Net Assets
For current and prior report periods.

Operations

1/1/10-12/31/10			1/1/09-12/31/09
Net investment income		$4,912,442	$54,957,667
Net realized gains	+	1,550,646	1,879,364

Increase in net assets from operations		6,463,088	56,837,031

Distributions to Shareholders

Distributions from net investment income
Sweep Shares		(982,652)	(19,667,470)
Value Advantage Shares		(151,204)	(8,164,059)
Select Shares		(97,650)	(6,111,386)
Institutional Shares	+	(3,680,936)	(21,109,060)

Total distributions from net investment income		(4,912,442)	(55,051,975)

Distributions from net realized gains
Sweep Shares		(1,084,239)	(1,133,454)
Value Advantage Shares		(131,628)	(215,615)
Select Shares		(78,360)	(153,415)
Institutional Shares	+	(310,310)	(411,437)

Total distributions from net realized gains		(1,604,537)	(1,913,921)

Total distributions		(6,516,979)	(56,965,896)

Transactions in Fund Shares*

Shares Sold
Sweep Shares		37,998,142,118	41,810,432,538
Value Advantage Shares		431,694,484	2,218,848,123
Select Shares		242,839,916	2,026,246,466
Institutional Shares	+	2,057,033,605	4,802,986,868

Total shares sold		40,729,710,123	50,858,513,995

Shares Reinvested
Sweep Shares		2,020,612	20,506,376
Value Advantage Shares		245,216	6,987,131
Select Shares		163,608	5,244,173
Institutional Shares	+	3,554,927	18,373,587

Total shares reinvested		5,984,363	51,111,267

Shares Redeemed
Sweep Shares		(38,447,626,094)	(42,382,809,601)
Value Advantage Shares		(1,180,480,392)	(3,490,115,606)
Select Shares		(920,200,335)	(2,342,047,531)
Institutional Shares	+	(2,977,616,312)	(5,881,776,523)

Total shares redeemed		(43,525,923,133)	(54,096,749,261)

Net transactions in fund shares		(2,790,228,647)	(3,187,123,999)

Net Assets

Beginning of period		17,397,516,687	20,584,769,551
Total decrease	+	(2,790,282,538)	(3,187,252,864)

End of period		$14,607,234,149	$17,397,516,687

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

See financial notes 43

Schwab AMT Tax-Free Money Fund™

Financial Statements

Financial Highlights

	1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–
Sweep Shares	12/31/10		12/31/09		12/31/08	12/31/07	12/31/06

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.02	0.03	0.03
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.02	0.03	0.03
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)
Distributions from net realized gains	(0.00)[1]		(0.00)[1]		—	—	—

Total distributions	(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)

Net asset value at end of period	1.00		1.00		1.00	1.00	1.00

Total return (%)	0.02		0.23		1.78	3.07	2.83

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.36	[2]	0.55	[2,3]	0.63 [3]	0.63	0.65
Gross operating expenses	0.70		0.73		0.74	0.75	0.86
Net investment income (loss)	0.01		0.20		1.74	3.02	2.77
Net assets, end of period ($ x 1,000,000)	2,940		2,899		2,446	1,680	1,045

	1/1/10–		1/1/09–		1/1/08–	1/1/07–	11/6/06[4]–
Value Advantage Shares	12/31/10		12/31/09		12/31/08	12/31/07	12/31/06

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.02	0.03	0.00	[1]
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.02	0.03	0.00	[1]
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.00)[1]
Distributions from net realized gains	(0.00)[1]		(0.00)[1]		—	—	—

Total distributions	(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.00)[1]

Net asset value at end of period	1.00		1.00		1.00	1.00	1.00

Total return (%)	0.02		0.33		1.95	3.26	0.49	[5]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.36	[2]	0.45	[2,6]	0.46 [6]	0.45	0.44	[7,8]
Gross operating expenses	0.57		0.60		0.61	0.63	0.68	[7]
Net investment income (loss)	0.01		0.30		1.88	3.19	3.22	[7]
Net assets, end of period ($ x 1,000,000)	1,066		1,950		1,901	1,224	85

1 Per-share amount was less than $0.01.
2 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)
3 The ratio of net operating expenses would have been 0.54% for 2009 and 0.62% for 2008, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.
4 Commencement of operations.
5 Not annualized.
6 The ratio of net operating expenses would have been 0.43% for 2009 and 0.45% for 2008, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.
7 Annualized.
8 The ratio of net operating expenses would have been 0.45% if custody credits had not been incurred.

44 See financial notes

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings as of December 31, 2010

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting Schwab’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

			Cost	Value
Holdings by Category			($)	($)

103.7%		Municipal Securities	4,152,342,486	4,152,342,486

103.7%		Total Investments	4,152,342,486	4,152,342,486
(3	.7)%	Other Assets and Liabilities, Net		(146,728,079)

100.0%		Net Assets		4,005,614,407

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)

Municipal Securities 103.7% of net assets

Alabama 4.0%
Alabama
GO Bonds Series 2007A	a,b,c,d	0.37%		01/07/11	6,503,000	6,503,000
Alabama Municipal Funding Corp
Municipal Funding Notes Series 2006	a,b	0.35%		01/07/11	12,860,000	12,860,000
Municipal Funding Notes Series 2008A, 2009B & 2010A	a,b	0.35%		01/07/11	40,625,000	40,625,000
Alabama Public School & College Auth
Capital Improvement Bonds Series 2007	a,b,c,d	0.37%		01/07/11	28,655,000	28,655,000
Jefferson Cnty
Sewer Revenue Warrants Series 2001A	b	5.00%		02/01/11	1,795,000	1,819,284
Tuscaloosa Cnty IDA
Bonds (Hunt Refining) Series 2009A	a,b,g	0.39%		01/07/11	30,000,000	30,000,000
RB (Hunt Refining) Series 2010A	a,b,g	0.44%		01/07/11	40,000,000	40,000,000

						160,462,284

Arizona 1.1%
Chandler IDA
RB (Tri-City Baptist Church) Series 2010	a,b	0.42%		01/07/11	4,865,000	4,865,000
Salt River Project Agricultural Improvement & Power District
Electric System RB Series 2005A	a,c,d,f	0.64%		01/07/11	6,035,000	6,035,000
Electric System RB Series 2006A	a,c,d	0.35%		01/07/11	3,020,000	3,020,000
Yavapai Cnty IDA
Hospital RB (Northern Arizona Healthcare System) Series 2008B	a,b	0.70%		01/07/11	17,440,000	17,440,000
RB (Skanon Investments-Drake Cement) Series 2010	a,b,d	0.37%		01/07/11	11,000,000	11,000,000

						42,360,000

Arkansas 0.2%
Fort Smith
Bonds (Mitsubishi Power Systems Americas) Series 2010	a,b	0.37%		01/07/11	8,000,000	8,000,000

California 9.2%
Calaveras Cnty
TRAN 2010-2011		1.50%		06/30/11	6,000,000	6,016,411

See financial notes 45

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
California
GO CP Notes	b	0.40%		01/06/11	7,905,000	7,905,000
	b	0.35%		01/11/11	15,000,000	15,000,000
California Health Facilities Financing Auth
RB (Providence Health Services) Series 2009B	c,d	0.43%		08/10/11	14,500,000	14,500,000
California Infrastructure & Economic Development Bank
RB (California Independent System Operator Corp) Series 2009A	b,c,d	0.43%		07/28/11	10,135,000	10,135,000
RB (Casa Loma College) Series 2009	a,b	0.42%		01/07/11	3,760,000	3,760,000
Refunding RB (PG&E) Series 2009A	a,b	0.29%		01/03/11	7,610,000	7,610,000
California Pollution Control Financing Auth
Solid Waste Disposal RB (BLT Enterprises of Fremont) Series 2010	a,b	0.35%		01/07/11	12,600,000	12,600,000
California Public Works Board
Lease Refunding RB (Univ of California) Series 2007C	a,c,d	0.35%		01/07/11	11,160,000	11,160,000
California School Cash Reserve Program Auth
Bonds 2010-2011 Series F		2.00%		06/01/11	8,000,000	8,044,354
California Statewide Communities Development Auth
RB (Kaiser Permanente) Series 2004E		0.37%		02/10/11	2,000,000	2,000,000
		0.43%		02/15/11	7,045,000	7,045,000
RB (Kaiser Permanente) Series 2004I		3.45%		05/01/11	4,110,000	4,149,270
RB (Kaiser Permanente) Series 2004K		0.38%		02/15/11	10,000,000	10,000,000
RB (Kaiser Permanente) Series 2008B		0.40%		02/15/11	6,000,000	6,000,000
		0.38%		08/31/11	17,000,000	17,000,000
RB (Kaiser Permanente) Series 2009B2		0.38%		03/10/11	40,000,000	40,000,000
RB (Kaiser Permanente) Series 2009B3		0.37%		06/09/11	40,500,000	40,500,000
RB (Sea Crest School) Series 2008	a,b	0.43%		01/07/11	4,435,000	4,435,000
Eastern Municipal Water District
Water & Sewer Revenue COP Series 2008A	a,c,f	0.34%		01/07/11	10,000,000	10,000,000
Foothill-DeAnza Community College District
GO Bonds Series C	a,c,d	0.36%		01/07/11	4,065,000	4,065,000
Fresno
TRAN 2010-2011		2.00%		06/30/11	5,670,000	5,706,071
Grossmont UHSD
GO Bonds Series 2010B	a,c,d	0.35%		01/07/11	1,200,000	1,200,000
Imperial Irrigation District
Revenue CP Warrants (Electric & Water Systems) Series A	b	0.34%		02/10/11	5,000,000	5,000,000
Los Angeles
TRAN 2010		2.00%		05/31/11	17,000,000	17,083,284
Los Angeles Cnty
TRAN 2010-2011 Series A		2.00%		06/30/11	8,000,000	8,044,980
Los Angeles Cnty Capital Asset Leasing Corp
Lease Revenue CP Notes Series C	b	0.32%		03/04/11	7,000,000	7,000,000
Los Angeles USD
TRAN 2010-2011 Series A		2.00%		06/30/11	10,000,000	10,065,126
Oakland
TRAN 2010-2011		2.00%		06/15/11	8,000,000	8,049,558
Riverside Cnty
TRAN 2010-2011 Series B		2.00%		06/30/11	39,800,000	40,083,017
Sacramento Cnty Sanitation District Financing Auth
Refunding RB Series 2007B	a,c,d	0.34%		01/07/11	1,100,000	1,100,000
San Diego
TRAN 2010-2011 Series A		2.00%		01/31/11	2,830,000	2,833,694
TRAN 2010-2011 Series B		2.00%		04/29/11	6,295,000	6,326,213
TRAN 2010-2011 Series C		2.00%		05/31/11	3,445,000	3,466,165
San Diego Cnty & SDs Pool Program
TRAN Series 2010B1		2.00%		01/31/11	1,500,000	1,501,550
San Diego USD
TRAN 2010-2011 Series A		2.00%		06/30/11	5,000,000	5,035,026
William S. Hart UHSD
GO Bonds Series A	b,c,d	0.45%		05/19/11	5,000,000	5,000,000

						369,419,719

Colorado 2.2%
Buffalo Ridge Metropolitan District
GO Refunding Bonds Series 2009	a,b	0.35%		01/07/11	9,315,000	9,315,000

46 See financial notes

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
Colorado Educational & Cultural Facilities Auth
RB (Valor Christian Schools) Series 2007	a,b	0.80%		01/07/11	22,000,000	22,000,000
Colorado Health Facilities Auth
RB (Catholic Health Initiatives) Series 2006A	a,c,d	0.41%		01/07/11	7,005,000	7,005,000
RB (Catholic Health Initiatives) Series 2008C8		4.10%		11/10/11	300,000	308,166
RB (Catholic Health Initiatives) Series 2009A	a,c,d	0.35%		01/07/11	9,415,000	9,415,000
Colorado Springs
Hospital Refunding RB Series 2009	b,c,d	0.45%		06/02/11	5,357,000	5,357,000
Utilities System Refunding RB Series 2007B	a,c	0.39%		01/07/11	2,300,000	2,300,000
Commerce City
GO Bonds Series 2006	a,b	0.35%		01/07/11	1,250,000	1,250,000
GO Bonds Series 2008	a,b	0.35%		01/07/11	8,625,000	8,625,000
Denver Health & Hospital Auth
Healthcare RB Series 2001A	b	6.25%		12/01/11	2,400,000	2,525,932
Meridian Ranch Metropolitan District
GO Limited Tax Refunding Bonds Series 2009	a,b	0.35%		01/07/11	3,135,000	3,135,000
NBC Metropolitan District
GO Bonds Series 2004	a,b	0.35%		01/07/11	3,570,000	3,570,000
Park 70 Metropolitan District
GO Bonds Series 2008	b	0.80%		12/01/11	4,060,000	4,060,000
Parker Automotive Metropolitan District
GO Bonds Series 2005	a,b	0.35%		01/07/11	900,000	900,000
Southglenn Metropolitan District
Special RB Series 2007	a,b	0.35%		01/07/11	9,935,000	9,935,000

						89,701,098

Connecticut 0.2%
Connecticut
GO Bonds Series 2005D	a,c,d	0.39%		01/07/11	3,620,000	3,620,000
New Haven
GO Refunding Bonds Series 2010B		3.00%		11/01/11	3,270,000	3,334,332

						6,954,332

District of Columbia 1.9%
District of Columbia
GO Bonds Series 2007B	a,c,d	0.43%		01/07/11	10,815,000	10,815,000
GO Bonds Series 2008E	a,b,c,d	0.41%		01/07/11	3,305,000	3,305,000
GO Refunding Bonds Series 1998B		6.00%		06/01/11	550,000	562,534
Income Tax Secured Refunding RB Series 2009C		5.00%		12/01/11	500,000	519,903
Income Tax Secured Refunding RB Series 2010E	a	0.37%	01/07/11	12/01/11	10,000,000	10,000,000
RB (Catholic Univ of America) Series 2007	a,b,c,d	0.35%		01/07/11	8,320,000	8,320,000
RB (Georgetown Univ) Series 2001A	b	0.60%		04/01/11	12,000,000	2,425,581
RB (National Public Radio) Series 2010	a,c,d	0.37%		01/07/11	23,260,000	23,260,000
District of Columbia Water & Sewer Auth
Public Utility Sr Lien RB Series 2009A	a,c,d	0.35%		01/07/11	9,330,000	9,330,000
Washington Convention & Sports Auth
Sr Lien Dedicated Tax RB (Convention Center Hotel) Series 2010A	b,c,d	0.37%		04/29/11	8,270,000	8,270,000

						76,808,018

Florida 7.8%
Beacon Tradeport Community Development
Special Assessment Bonds Series 1999A	b	6.00%		05/01/11	16,350,000	16,644,300
Brevard Cnty School Board
RAN Series 2010		2.00%		04/22/11	5,000,000	5,022,230
Broward Cnty
Professional Sports Facilities Tax & Refunding RB Series 2006A	a,b,c,d	0.34%		01/07/11	7,100,000	7,100,000
Broward Cnty SD
COP Series 2005A	a,b,c,d	0.34%		01/07/11	5,795,000	5,795,000
Cape Coral
CP Notes	b	0.33%		01/05/11	12,041,000	12,041,000

See financial notes 47

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
Collier Cnty Educational Facilities Auth
Limited Obligation RB (Ave Maria Univ) Series 2006	a,b	0.34%		01/03/11	11,505,000	11,505,000
Duval Cnty School Board
COP (Master Lease Program) Series 2007	a,b,c,d	0.34%		01/07/11	16,152,000	16,152,000
Florida Dept of Transportation
Turnpike RB Series 2006A	c,d	0.43%		07/21/11	11,860,000	11,860,000
Florida Housing Finance Corp
M/F Mortgage RB (Autumn Place Apts) Series 2008K1	a,b	0.37%		01/07/11	6,400,000	6,400,000
Florida State Board of Education
Capital Outlay Refunding Bonds Series 2005B		5.00%		01/01/12	515,000	537,495
Public Education Capital Outlay Bonds Series 2002E		5.00%		06/01/11	710,000	723,389
Public Education Capital Outlay Bonds Series 2008A		5.00%		06/01/11	125,000	127,165
Public Education Capital Outlay Bonds Series 2008C		2.00%		06/01/11	1,000,000	1,006,634
Public Education Capital Outlay Refunding Bonds Series 2009D		5.00%		06/01/11	7,445,000	7,587,802
Highlands Cnty Health Facilities Auth
Hospital RB (Adventist Health System/Sunbelt) Series 2006C&G	a,c,d	0.36%		01/07/11	3,375,000	3,375,000
Hospital Refunding RB (Adventist Health System/Sunbelt) Series 2006G	a,c,d	0.35%		01/07/11	9,375,000	9,375,000
Jacksonville
Transportation RB Series 2007	c,d	0.40%		05/26/11	28,815,000	28,815,000
Jacksonville Economic Development Commission
Educational Facilities RB (Episcopal HS) Series 2002	a,b	0.54%		01/07/11	5,275,000	5,275,000
Jacksonville Electric Auth
Water & Sewer RB Series 2008A2	a,b	0.37%		01/07/11	10,000,000	10,000,000
Miami-Dade Cnty
GO Bonds Series 2008A	a,b,c,d	0.41%		01/07/11	5,070,000	5,070,000
Water & Sewer System RB Series 2010	a,c,d	0.36%		01/07/11	13,000,000	13,000,000
Orlando Utilities Commission
Utility System RB Series 2008	a,c	0.50%		01/07/11	15,000,000	15,000,000
Utility System Refunding RB Series 2009B	c,d	0.50%		01/27/11	10,135,000	10,135,000
	c,d	0.43%		08/25/11	14,790,000	14,790,000
Orlando-Orange Cnty Expressway Auth
RB Series 2003D	a,b,c	0.49%		01/07/11	10,000,000	10,000,000
RB Series 2007A	a,b,c,d	0.35%		01/07/11	5,000,000	5,000,000
	b,c,d	0.40%		09/08/11	14,880,000	14,880,000
Palm Beach Cnty
RB (Norton Gallery & School of Art) Series 1995	a,b	0.35%		01/07/11	3,385,000	3,385,000
Refunding RB (Pine Crest Preparatory School) Series 2008	a,b	0.41%		01/07/11	23,700,000	23,700,227
Palm Beach Cnty Solid Waste Auth
RB Series 2010	b	1.00%		01/12/12	8,000,000	8,047,480
Polk Cnty
Utility System RB Series 2004A	a,b,c,d	0.35%		01/07/11	14,305,000	14,305,000
South Florida Water Management District
COP Series 2006	a,c,d	0.39%		01/07/11	4,000,000	4,000,000
Tallahassee Energy System
RB Series 2007	a,c,d	0.35%		01/07/11	11,250,000	11,250,000

						311,904,722

Georgia 1.4%
Athens-Clark Cnty Development Auth
RB (Univ of Georgia Athletic Assoc) Series 2003	a,b	0.36%		01/03/11	1,410,000	1,410,000
Atlanta
Airport General Refunding RB Series 2010C		2.00%		01/01/12	4,350,000	4,409,562
DeKalb Cnty Housing Auth
M/F Housing RB (Highland Place Apts) Series 2008	a,b	0.36%		01/07/11	27,000,000	27,000,000
Georgia
GO Bonds Series 2007E	a,c,d	0.37%		01/07/11	4,492,000	4,492,000
Griffin-Spalding Cnty Development Auth
IDRB (Woodland Industries) Series 2007	a,b	0.39%		01/07/11	3,970,000	3,970,000
Metropolitan Atlanta Rapid Transit Auth
Sales Tax Refunding RB (Third Indenture) Series 2007B	a,c,d	0.41%		01/07/11	1,880,000	1,880,000
Monroe Cnty Development Auth
Pollution Control RB (Georgia Power Plant Scherer) First Series 2008		0.80%		01/07/11	3,500,000	3,500,000

48 See financial notes

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
Private Colleges & Universities Auth
RB (Emory Univ) Series 2009C	a,c,d	0.41%		01/07/11	7,690,000	7,690,000

						54,351,562

Hawaii 0.3%
Hawaii State Dept of Budget & Finance
RB (Hawaiian Electric) Series 2009	b,c,d	0.43%		07/28/11	9,995,000	9,995,000
Honolulu
GO Bonds Series 2005A,C&D	a,c,d	0.36%		01/07/11	2,320,000	2,320,000

						12,315,000

Idaho 1.4%
Idaho
TAN Series 2010		2.00%		06/30/11	12,200,000	12,295,227
Lemhi Cnty Industrial Development Corp
RB (Formation Capital) Series 2010		0.60%		07/05/11	22,100,000	22,100,000
Shoshone Cnty Industrial Development Corp
RB (Essential Metals) Series 2010		0.60%		07/05/11	20,500,000	20,500,000

						54,895,227

Illinois 14.0%
Bloomington
GO Bonds Series 2004	a,c	0.41%		01/07/11	11,050,000	11,050,000
Bolingbrook
GO Bonds Series 2007	a,b,c,d	0.36%		01/07/11	9,300,000	9,300,000
Tax Increment Jr Lien RB Series 2005	a,b	0.62%		01/07/11	8,880,000	8,880,000
Chicago
General Airport (O’Hare) Third Lien RB Series 2005A	a,b,c,d	0.34%		01/07/11	4,480,000	4,480,000
	a,b,c,d	0.36%		01/07/11	10,430,000	10,430,000
GO Bonds (City Colleges of Chicago) Series 1999	a,c,d	0.36%		01/07/11	7,535,000	7,535,000
GO Project & Refunding Bonds Series 2005D	a,c	0.44%		01/07/11	24,900,000	24,900,000
GO Project & Refunding Bonds Series 2006A	a,c,d	0.34%		01/07/11	12,000,000	12,000,000
GO Project & Refunding Bonds Series 2007A	a,c,d	0.34%		01/07/11	26,000,000	26,000,000
	a,c,d	0.35%		01/07/11	10,275,000	10,275,000
	a,c,d	0.37%		01/07/11	8,000,000	8,000,000
GO Refunding Bonds Series 1993B	b,c,d	0.45%		06/22/11	4,000,000	4,000,000
GO Refunding Bonds Series 2007E	a,c	0.80%		01/03/11	5,000,000	5,000,000
GO Refunding Bonds Series 2009A	a,c,d	0.39%		01/07/11	5,000,000	5,000,000
Chicago Board of Education
Unlimited Tax GO Bonds Series 1999A	a,b,c,d	0.37%		01/07/11	15,865,000	15,865,000
Chicago Public Building Commission
Building Refunding RB (Chicago Park District) Series 2010A		2.00%		01/01/11	1,075,000	1,075,000
Community Unit SD No. 308
GO Bonds Series 2008	a,b,c,d	0.34%		01/07/11	7,049,000	7,049,000
Cook Cnty
RB (Catholic Theological Union) Series 2005	a,b	0.39%		01/07/11	1,500,000	1,500,000
Greenville
Refunding RB (Greenville College) Series 2006	b	0.60%		11/01/11	2,200,000	2,200,000
Hopedale
RB (Hopedale Medical Foundation) Series 2009	a,b	0.41%		01/07/11	4,425,000	4,425,000
Illinois
Sales Tax Jr Obligation Bonds Series 2010		3.00%		06/15/11	5,000,000	5,053,056
Sales Tax RB Series 2006		5.00%		06/15/11	2,450,000	2,497,512
Illinois Finance Auth
RB (Advocate Health Care Network) Series 2003C		0.40%		03/25/11	385,000	385,000
RB (Advocate Health Care Network) Series 2008A1	g	0.37%		02/10/11	20,000,000	20,000,000
RB (Joan W. & Irving B. Harris Theater For Music & Dance) Series 2005	a,b	0.43%		01/07/11	5,450,000	5,450,000
RB (Kohl Children’s Museum of Greater Chicago) Series 2004	a,b	0.39%		01/07/11	1,700,000	1,700,000
RB (Lake Forest College) Series 2008	a,b	0.39%		01/07/11	2,500,000	2,500,000
RB (Lake Forest Country Day School) Series 2005	a,b	0.39%		01/07/11	3,000,000	3,000,000

See financial notes 49

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
RB (Perspectives Charter School) Series 2003	a,b	0.42%		01/07/11	5,100,000	5,100,000
RB (Planned Parenthood) Series 2007A	a,b	0.35%		01/07/11	7,350,000	7,350,000
RB (Provena Health) Series 2010C	a,b	0.28%		01/03/11	8,645,000	8,645,000
RB (Resurrection Health Care) Series 2005C	a,b	0.42%		01/07/11	41,915,000	41,915,000
RB (The Clare at Water Tower) Series 2005D	a,b,g	0.39%		01/07/11	30,000,000	30,000,000
RB (Univ of Chicago Medical Center) Series 2009E1	a,b	0.28%		01/03/11	3,445,000	3,445,000
Refunding RB (Swedish Covenant Hospital) Series 2008A	a,b	0.41%		01/07/11	6,000,000	6,000,000
Illinois Housing Development Auth
M/F Housing RB (Brookhaven Apts) Series 2008	a,b	0.44%		01/07/11	8,605,000	8,605,000
Illinois Regional Transportation Auth
GO Bonds Series 2001A	a,c,d	0.48%		01/07/11	41,785,000	41,785,000
Metropolitan Pier & Exposition Auth
Expansion Project Bonds (McCormick Place) Series 2002A	a,b,c,d	0.34%		01/07/11	52,711,000	52,711,000
	a,b,c,d,g	0.36%		01/07/11	92,340,000	92,340,000
	a,b,c,d	0.37%		01/07/11	22,070,000	22,070,000
Univ of Illinois
Auxiliary Facilities System RB Series 2006	a,c,d	0.35%		01/07/11	8,600,000	8,600,000
Will Cnty SD No. 365-U
GO Bonds (Valley View) Series 2005	b,c,d	0.43%		08/04/11	11,040,000	11,040,000

						559,155,568

Indiana 2.0%
Boone Cnty Hospital Assoc
Lease Refunding RB Series 2005	a,b,c,d	0.34%		01/07/11	5,775,000	5,775,000
Indiana Health & Educational Facility Financing Auth
Hospital RB (Howard Regional Health System) Series 2005A	a,b	0.35%		01/03/11	18,600,000	18,600,000
Indiana Health Facility Financing Auth
Hospital RB (Ascension Health) Series 2001A1		3.63%		08/01/11	250,000	254,451
Hospital RB (Community Foundation of Northwest Indiana) Series 2001A	b	6.38%		08/01/11	10,760,000	11,236,015
RB (Memorial Hospital) Series 2004A	a,b	0.37%		01/07/11	17,075,000	17,075,000
Sub RB (Ascension Health) Series 2005A		5.00%		04/01/11	780,000	788,716
Sub RB (Ascension Health) Series 2005A10		5.00%		11/01/11	500,000	518,751
Sub RB (Ascension Health) Series 2005A3		5.00%		07/01/11	8,735,000	8,931,405
Whiting
Environmental Facilities RB (BP Products NA) Series 2005	a,b,c,d,f	0.33%		01/07/11	16,475,000	16,475,000

						79,654,338

Iowa 1.3%
Iowa Finance Auth
Midwestern Disaster Area RB (Cargill) Series 2009B	a	0.41%		01/07/11	19,000,000	19,000,000
Midwestern Disaster Area RB (Farmers Cooperative) Series 2010	a,b	0.36%		01/07/11	10,000,000	10,000,000
Pollution Control Facility Refunding RB (MidAmerican Energy) Series 2008B	a	0.42%		01/07/11	14,000,000	14,000,000
Iowa Higher Education Loan Auth
Private College Facility RB (Graceland Univ) Series 2003	a,b	0.49%		01/07/11	1,455,000	1,455,000
RAN (Morningside College) Series 2010F	b	1.75%		05/20/11	1,750,000	1,756,944
Iowa Tobacco Settlement Auth
Tobacco Settlement Asset-Backed Bonds Series 2001B	b	5.60%		06/01/11	6,395,000	6,593,546

						52,805,490

Kentucky 0.6%
Boone Cnty
Industrial Building RB (AVCAP CVG) Series 2010	b	1.00%		08/01/11	7,350,000	7,350,000
Kentucky State Property & Buildings Commission
Refunding RB Project No. 84	a,c,d	0.41%		01/07/11	14,865,000	14,865,000

						22,215,000

50 See financial notes

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)

Louisiana 1.8%
Ascension Parish IDB
RB (BASF SE) Series 2009	a	0.47%		01/07/11	15,000,000	15,000,000
Lake Charles Harbor & Terminal District
RB (Lake Charles Cogeneration) Series 2010A	b	0.37%		05/31/11	5,000,000	5,000,000
Louisiana Local Government Environmental Facilities & Community Development Auth
Healthcare Facilities Refunding RB (St. James Place of Baton Rouge) Series 2007A	a,b	0.39%		01/07/11	11,520,000	11,520,000
RB (Louise S. McGehee School) Series 2010	a,b	0.40%		01/07/11	7,000,000	7,000,000
Louisiana Municipal Natural Gas Purchasing & Distribution Auth
RB (Gas Project No. 1) Series 2006	a,b,c,d	0.39%		01/07/11	10,865,000	10,865,000
St. Charles Parish
RB (Valero) Series 2010	a,b	0.39%		01/07/11	13,000,000	13,000,000
St. Tammany Parish Development District
RB (B.C.S. Development) Series 2008	a,b	0.40%		01/07/11	3,590,000	3,590,000
RB (Main St Holdings of Tammany) Series 2006A	a,b	0.34%		01/07/11	5,400,000	5,400,000

						71,375,000

Maryland 0.4%
Maryland Health & Higher Educational Facilities Auth
Mortgage RB (Western Maryland Health System) Series 2006A	b,c,d	0.40%		09/08/11	14,090,000	14,090,000
Montgomery Cnty
RB (George Meany Center For Labor Studies) Series 2004	a,b	0.45%		01/07/11	2,100,000	2,100,000

						16,190,000

Massachusetts 2.6%
Brockton
GO BAN		1.50%		05/13/11	3,000,000	3,010,683
Massachusetts
GO Refunding Bonds Series 2004A	a,c,d	0.37%		01/07/11	5,100,000	5,100,000
	a,c,d	0.41%		01/07/11	15,765,000	15,765,000
Special Obligation RB Series A	a,c,d	0.48%		01/07/11	9,615,000	9,615,000
Massachusetts Bay Transportation Auth
Sr Sales Tax Bonds Series 2010A	e	0.43%		07/29/11	4,235,000	4,235,000
Massachusetts Health & Educational Facilities Auth
RB (Northeastern Univ) Series 2008T3		0.60%		02/17/11	12,875,000	12,875,535
RB (Partners HealthCare System) Series 2008H1		0.43%		02/11/11	3,000,000	3,000,000
RB (Tufts Univ) Series 2008N1	a,c	0.29%		01/03/11	2,575,000	2,575,000
Massachusetts HFA
Housing Bonds Series 2010A		0.57%		06/01/11	7,000,000	7,000,000
Massachusetts School Building Auth
Dedicated Sales Tax Bonds Series 2005A	a,c,d,f	0.34%		01/07/11	4,900,000	4,900,000
	a,c,d	0.36%		01/07/11	3,400,000	3,400,000
Dedicated Sales Tax Bonds Series 2007A	a,c,d	0.35%		01/07/11	2,500,000	2,500,000
	a,c,d	0.37%		01/07/11	785,000	785,000
	a,c,d	0.39%		01/07/11	1,310,000	1,310,000
Massachusetts Water Resources Auth
General Refunding RB Series 2007B	a,c,d	0.48%		01/07/11	10,680,000	10,680,000
Quincy
GO BAN		1.50%		01/28/11	15,000,000	15,011,983
Whitman
GO BAN		1.25%		05/06/11	4,000,000	4,009,121

						105,772,322

Michigan 3.3%
Detroit
Sewage Disposal System Refunding Sr Lien RB Series 2006D	a,b,c,d	0.64%		01/07/11	8,665,000	8,665,000
Eastern Michigan Univ
General Refunding RB Series 2009B	a,b	0.35%		01/03/11	2,000,000	2,000,000

See financial notes 51

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
Michigan Finance Auth
RAN Series 2010D2	b	2.00%		08/22/11	15,000,000	15,152,752
RAN Series 2010D3	b	2.00%		08/22/11	7,100,000	7,172,014
Refunding RB (Trinity Health) Series 2010A		2.50%		12/01/11	1,000,000	1,017,752
Michigan State Hospital Finance Auth
RB (Ascension Health) Series 2010	e	0.43%		07/29/11	11,200,000	11,200,000
Refunding RB (Crittenton Hospital Medical Center) Series 2003A	a,b	0.34%		01/03/11	15,435,000	15,435,000
Sub RB (Ascension Health) Series 2005A1		5.00%		04/01/11	800,000	808,982
Michigan State Strategic Fund
Limited Obligation RB (Kroger Co) Series 2010	a,b	0.35%		01/07/11	9,500,000	9,500,000
Limited Obligation RB (Legal Aid & Defender Assoc) Series 2007	a,b	0.36%		01/07/11	11,875,000	11,875,000
Royal Oak Hospital Finance Auth
Hospital Refunding RB (William Beaumont Hospital) Series 2010X	a,b,c,d	0.34%		01/07/11	25,350,000	25,350,000
Sanilac Cnty Economic Development Corp
Limited Obligation RB (Marlette Community Hospital) Series 2001	a,b	0.40%		01/07/11	10,385,000	10,385,000
Wayne Cnty Airport Auth
Airport Refunding RB (Detroit Metropolitan Airport) Series 2008D	a,b	0.45%		01/07/11	12,000,000	12,000,000

						130,561,500

Minnesota 0.2%
Bloomington Port Auth
RB (Radisson Blu Moa) Series 2010	b	0.60%		03/01/11	7,000,000	7,000,000

Mississippi 0.4%
Mississippi Business Finance Corp
RB (PSL North America) Series 2007A	a,b	0.38%		01/07/11	18,000,000	18,000,000

Missouri 1.1%
Kansas City IDA
M/F Housing Refunding RB (Ethans Apts) Series 2004	a,b	0.38%		01/07/11	29,560,000	29,560,000
Missouri Health & Educational Facilities Auth
RB (Ascension Health) Series 2003C1		0.48%		05/04/11	9,855,000	9,855,520
St. Charles Cnty IDA
IDRB (Patriot Machine) Series 2007	a,b	0.38%		01/07/11	6,815,000	6,815,000

						46,230,520

Nebraska 1.4%
Douglas Cnty Hospital Auth No.3
Health Facilities Refunding RB (Nebraska Methodist Health System) Series 2008	a,b,c,d	0.35%		01/07/11	5,030,000	5,030,000
Nebraska Municipal Energy Agency
Power Supply System Refunding RB Series 2009A	a,b,c,d	0.35%		01/07/11	5,000,000	5,000,000
Omaha Public Power District
Electric System RB Series 2006A	c,d	0.50%		01/20/11	10,057,500	10,057,500
South Sioux
IDRB (NATURES BioReserve) Series 2010	a,b	2.00%		01/07/11	25,000,000	25,000,000
Univ of Nebraska
RB (Univ of Nebraska at Omaha Student Facilities) Series 2007	a,c,d	0.34%		01/07/11	7,615,000	7,615,000
Washington Cnty
IDRB (Cargill) Series 2010	a	0.41%		01/07/11	5,000,000	5,000,000

						57,702,500

Nevada 0.9%
Clark Cnty
Passenger Facility Charge RB (Las Vegas-McCarran) Series 2007A2	b,c,d	0.50%		01/27/11	4,840,000	4,840,000
Passenger Facility Charge RB (Las Vegas-McCarran) Series 2010A	a,b,c,d	0.36%		01/07/11	3,000,000	3,000,000
Clark Cnty SD
Limited Tax GO Bonds Series 2002C		5.00%		06/15/11	4,000,000	4,081,060

52 See financial notes

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
Limited Tax GO Bonds Series 2006B	a,c,d	0.34%		01/07/11	7,160,000	7,160,000
	a,b,c,d	0.34%		01/07/11	12,000,000	12,000,000
Limited Tax GO Bonds Series 2006C		5.00%		06/15/11	3,700,000	3,772,248

						34,853,308

New Hampshire 0.7%
New Hampshire Business Finance Auth
Limited Obligation RB (Canam Steel Corp) Series 2010	a,b	0.42%		01/07/11	10,000,000	10,000,000
New Hampshire Health & Education Facilities Auth
RB (Androscoggin Valley Hospital) Series 2007	a,b	0.34%		01/07/11	13,410,000	13,410,000
RB (Riverwoods at Exeter) Series 2003	a,b	0.35%		01/07/11	3,080,000	3,080,000

						26,490,000

New Jersey 2.9%
Brick Township
BAN Series 2010A		1.75%		09/30/11	5,655,061	5,712,542
Burlington Cnty Bridge Commission
Solid Waste Project Notes Series 2010		2.00%		10/11/11	13,500,000	13,656,179
East Brunswick
BAN		2.50%		04/27/11	8,000,000	8,048,790
	f	2.00%		01/06/12	7,000,000	7,093,870
Hudson Cnty Improvement Auth
Guaranteed Pool Notes Series 2010E1		1.50%		08/31/11	11,000,000	11,057,908
Montclair Township
BAN		1.25%		03/10/11	5,582,000	5,589,967
New Jersey
COP Series 2008A		5.00%		06/15/11	6,590,000	6,725,857
New Jersey Economic Development Auth
Economic Development Bonds (Ranney School) Series 2007	a,b	0.77%		01/07/11	5,955,000	5,955,000
RB (Princeton Montessori Society) Series 2006	a,b	0.65%		01/07/11	3,000,000	3,000,000
School Facilities Construction Bonds Series 2005O	a,c,d	0.34%		01/07/11	5,475,000	5,475,000
Transportation System Bonds Series 2005B & 2006A & School Facilities Construction Refunding Bonds Series 2005K	a,c,d	0.34%		01/07/11	15,920,000	15,920,000
New Jersey Transportation Trust Fund Auth
Transportation System Bonds Series 2006C	a,b,c,d	0.36%		01/07/11	1,295,000	1,295,000
Transportation System Bonds Series 2007A	a,c,d	0.40%		01/07/11	1,800,000	1,800,000
Transportation System Bonds Series 2009A	b,c,d	0.45%		05/19/11	6,160,000	6,160,000
River Vale Township
BAN		0.39%		01/14/11	5,500,000	5,500,054
Union Cnty
BAN		2.00%		07/01/11	10,035,000	10,110,241
West Milford
BAN		1.50%		04/15/11	5,000,000	5,013,734

						118,114,142

New York 9.2%
East Rochester Housing Auth
Housing RB (Park Ridge Nursing Home) Series 2008	a,b	0.35%		01/07/11	4,925,000	4,925,000
Herricks UFSD
TAN 2010-2011		1.25%		06/24/11	4,800,000	4,819,840
Hicksville UFSD
TAN 2010-2011		1.25%		06/24/11	8,500,000	8,534,418
Long Island Power Auth
CP Notes Series CP1	b	0.35%		02/09/11	4,000,000	4,000,000
Madison Cnty IDA
Civic Facility RB (Colgate Univ) Series 2005A	a,b,c,d	0.34%		01/07/11	10,605,000	10,605,000
New York City
GO Bonds Fiscal 2002 Series G		5.75%		08/01/11	2,800,000	2,886,935
GO Bonds Fiscal 2007 Series A		5.00%		08/01/11	1,000,000	1,026,886
GO Bonds Fiscal 2007 Series C1		5.00%		01/01/11	1,500,000	1,500,000

See financial notes 53

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
GO Bonds Fiscal 2008 Series C1		4.00%		10/01/11	500,000	513,195
		5.00%		10/01/11	560,000	578,993
GO Bonds Fiscal 2008 Series G		5.00%		08/01/11	1,000,000	1,026,712
GO Bonds Fiscal 2008 Series J4	a,c,d	0.37%		01/03/11	10,740,000	10,740,000
GO Bonds Fiscal 2008 Series L5	a,c	0.37%		01/03/11	8,000,000	8,000,000
GO Bonds Fiscal 2009 Series I1	b,c,d,g	0.45%		05/19/11	24,385,000	24,385,000
GO Bonds Fiscal 2010 Series C		3.00%		08/01/11	250,000	253,693
New York City Housing Development Corp
M/F Housing RB Series 2009H2		0.55%		07/01/11	13,570,000	13,570,000
New York City IDA
Civic Facility RB (New York Univ) Series 2001	a,c,d	0.35%		01/07/11	6,940,000	6,940,000
New York City Municipal Water Finance Auth
CP Series 6		0.32%		01/07/11	17,740,000	17,740,000
Extendible CP Notes Series 8		0.39%	01/18/11	07/17/11	14,800,000	14,800,000
Water & Sewer System RB Fiscal 2001 Series F1	a,c	0.32%		01/03/11	20,025,000	20,025,000
Water & Sewer System RB Fiscal 2002 Series G	a,c,d	0.34%		01/07/11	5,465,000	5,465,000
Water & Sewer System RB Fiscal 2006 Series D	a,c,d	0.34%		01/07/11	32,670,000	32,670,000
Water & Sewer System Second General Resolution RB Series 2006AA3	a,c	0.41%		01/07/11	11,200,000	11,200,000
New York Liberty Development Corp
Liberty RB (3 World Trade Center) Series 2010A1	b	0.42%		01/19/12	8,000,000	8,000,000
New York State Dormitory Auth
Court Facilities Lease RB Series 2003A		5.25%		05/15/11	760,000	772,507
Mental Health Services Facilities Improvement RB Series 2009A1		4.00%		02/15/11	100,000	100,406
RB (New York Univ) Series 2001-2	a,c,d	0.35%		01/07/11	1,695,000	1,695,000
Refunding RB (Consolidated Service Contract) Series 2009A		3.00%		07/01/11	1,310,000	1,325,465
State Personal Income Tax RB Series 2005B	a,c,d	0.47%		01/07/11	1,970,000	1,970,000
State Personal Income Tax RB Series 2006D	a,c,d	0.34%		01/07/11	23,800,000	23,800,000
	a,c,d,f	0.36%		01/07/11	2,000,000	2,000,000
State Personal Income Tax Refunding RB Series 2005B	a,c,d	0.47%		01/07/11	19,020,000	19,020,000
New York State Environmental Facilities Corp
Water Pollution Control Sub Refunding RB Series 1997E		6.00%		06/15/11	980,000	1,004,089
New York State Power Auth
CP Series 2		0.30%		01/13/11	3,450,000	3,450,000
		0.30%		01/18/11	9,460,000	9,460,000
RB Series 2007A	a,c,d	0.35%		01/07/11	6,835,000	6,835,000
New York State Thruway Auth
General RB Series G	a,b,c,d	0.37%		01/07/11	2,995,000	2,995,000
Service Contract Bonds Series 2007		3.75%		04/01/11	1,000,000	1,007,764
New York State Tobacco Settlement Financing Corp
Asset-Backed RB Series 2003B1		5.00%		06/01/11	2,290,000	2,332,846
Asset-Backed RB Series 2008A		4.00%		06/01/11	200,000	202,856
		5.00%		06/01/11	2,140,000	2,179,926
Asset-Backed RB Series 2009B		5.00%		06/01/11	5,000,000	5,094,002
New York State Urban Development Corp
Service Contract RB Series 2002A		5.00%		01/01/11	1,050,000	1,050,000
		5.50%		01/01/11	6,450,000	6,450,000
Service Contract Refunding RB Series 2005A		5.00%		01/01/11	400,000	400,000
State Office Facilities Lease Rental Bonds (South Mall Facility) Series A		0.39%		01/01/11	7,005,000	7,005,000
Port Auth of New York & New Jersey
Consolidated Bonds 148th Series	a,c,d	0.35%		01/07/11	4,900,000	4,900,000
CP Series B		0.30%		03/04/11	7,375,000	7,375,000
		0.30%		03/07/11	3,880,000	3,880,000
		0.32%		04/06/11	1,500,000	1,500,000
Ramapo Housing Auth
RB (Fountainview at College Road) Series 1998	a,b	0.44%		01/07/11	6,490,000	6,490,000
Triborough Bridge & Tunnel Auth
Convention Center Bonds Series E		6.00%		01/01/11	450,000	450,000
General Purpose RB Series 2001A	a,c,d	0.35%		01/07/11	7,500,000	7,500,000
Sub Refunding RB Series 2002E	a,c,d	0.33%		01/07/11	4,285,000	4,285,000
Watertown SD
BAN 2010		1.25%		07/28/11	6,255,000	6,279,575

54 See financial notes

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
William Floyd UFSD
TAN 2010-2011		1.25%		06/30/11	10,000,000	10,042,895

						367,058,003

North Carolina 0.8%
Mecklenburg Cnty
GO Refunding Bonds Series 2009D	e	0.44%		07/29/11	9,830,000	9,830,000
North Carolina Medical Care Commission
Health Care Facilities RB (Novant Health) Series 2006	a,b,c,d	0.35%		01/07/11	23,100,000	23,100,000

						32,930,000

North Dakota 0.2%
Richland Cnty
RB (Minn-Dak Farmers Coop) Series 2010B	a,b	0.35%		01/07/11	7,000,000	7,000,000

Ohio 2.6%
Bellefontaine
Refunding RB (Mary Rutan Hospital) Series 2005	a,b	0.39%		01/07/11	10,190,000	10,190,000
Buckeye Tobacco Settlement Financing Auth
Tobacco Settlement Asset-Backed Bonds Series 2007A2	a,b,c,d	0.34%		01/07/11	13,815,000	13,815,000
Cincinnati SD
Unlimited Tax GO Refunding Bonds Series 2006	a,c,d	0.48%		01/07/11	19,645,000	19,645,000
Franklin Cnty
RB (Children’s Hospital) Series 1992B	a,c	0.40%		01/07/11	3,300,000	3,300,000
Refunding RB (Trinity Health) Series 2005A		5.00%		06/01/11	1,280,000	1,303,346
Montgomery Cnty
RB (Catholic Health Initiatives) Series 2009A	c,d	0.45%		05/19/11	13,685,000	13,685,000
Ohio
Hospital Refunding RB (Cleveland Clinic Health System) Series 2009A	a,c,d	0.29%		01/03/11	6,000,000	6,000,000
	a,c,d,f	0.33%		01/07/11	5,000,000	5,000,000
Ohio Higher Educational Facility Commission
Hospital RB (Cleveland Clinic Health System) Series 2009B		4.00%		01/01/11	700,000	700,000
		5.00%		01/01/12	1,175,000	1,225,486
Hospital RB (Univ Hospitals Health System) Series 2007A	a,b,c,d	0.36%		01/07/11	5,900,000	5,900,000
Port of Greater Cincinnati Development Auth
Special Obligation Development RB (Springdale Public Infrastructure) Series 2006	b	0.65%		02/01/11	295,000	295,000
Rickenbacker Port Auth
Economic Development RB (YMCA of Central Ohio) Series 2002	a,b	0.35%		01/07/11	11,035,000	11,035,000
Univ of Toledo
BAN Series 2010		1.50%		06/01/11	5,300,000	5,316,957
Wood Cnty
Refunding & Improvement RB (Wood Cnty Hospital) Series 2008	a,b	0.36%		01/07/11	4,900,000	4,900,000

						102,310,789

Oklahoma 0.4%
Hulbert Economic Development Auth
Refunding RB (Clear Creek Monastery) Series 2010	a,b	0.43%		01/07/11	8,240,000	8,240,000
Tulsa Cnty Industrial Auth
Health Care RB (Saint Francis Health System) Series 2006	a,c,d	0.41%		01/07/11	8,770,000	8,770,000

						17,010,000

Oregon 0.5%
Astoria Hospital Facilities Auth
Hospital RB (Columbia Memorial) Series 2007	a,b	0.38%		01/07/11	17,505,000	17,505,000
Oregon
RB (Sage Hollow Ranch) Series 223	a,b	0.39%		01/07/11	3,000,000	3,000,000

						20,505,000

See financial notes 55

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)

Pennsylvania 2.7%
Allegheny Cnty
TRAN Series 2011	f	1.00%		04/05/11	9,000,000	9,014,040
Berks Cnty Municipal Auth
RB (Phoebe-Devitt Homes) Series 2008A	a,b	0.80%		01/07/11	8,915,000	8,915,000
Erie Cnty Hospital Auth
RB (St. Vincent Health Center) Series 2010B	a,b	0.37%		01/07/11	20,965,000	20,965,000
Lancaster Cnty Hospital Auth
RB (Landis Homes Retirement Community) Series 2009	a,b	0.37%		01/07/11	15,575,000	15,575,000
Lehigh Cnty General Purpose Auth
Hospital RB (Lehigh Valley Health Network) Series 2005B	a,b,c,d	0.44%		01/07/11	4,990,000	4,990,000
Owen J. Roberts SD
GO Notes Series 2006	a,c,d	0.37%		01/07/11	1,625,000	1,625,000
Pennsylvania
GO Bonds Second Series 2007A	a,c,d	0.33%		01/07/11	3,325,000	3,325,000
Pennsylvania HFA
S/F Mortgage RB Series 2009-105C	a,c,d	0.41%		01/07/11	5,000,000	5,000,000
S/F Mortgage RB Series 2010-111		0.45%		09/22/11	5,000,000	5,000,000
Pennsylvania State Turnpike Commission
Registration Fee Refunding RB Series 2005A	a,b,c,d	0.35%		01/07/11	6,905,000	6,905,000
Turnpike RB Series 2004A	a,b,c,d	0.35%		01/07/11	2,700,000	2,700,000
Philadelphia IDA
RB (Fox Chase Cancer Center) Series 2007B	a,b,c,d	0.34%		01/07/11	2,615,000	2,615,000
Philadelphia SD
TRAN 2010-2011 Series A		2.50%		06/30/11	17,000,000	17,103,457
Washington Cnty Hospital Auth
Hospital RB (Washington Hospital) Series 2007A	b	0.70%		07/01/11	4,000,000	4,000,000

						107,732,497

South Carolina 0.3%
Building Equity Sooner For Tomorrow
Refunding RB (Greenville Cnty SD) Series 2006	a,c,d	0.48%		01/07/11	10,515,000	10,515,000
South Carolina Public Service Auth
Refunding RB Series 2002A		5.50%		01/01/12	350,000	366,676
Refunding RB Series 2009D		3.50%		01/01/11	1,545,000	1,545,000
		4.00%		01/01/11	500,000	500,000

						12,926,676

Tennessee 5.1%
Chattanooga IDB
Lease Rental Refunding RB Series 2007	a,c,d	0.39%		01/07/11	11,320,000	11,320,000
Clarksville Public Building Auth
Pooled Financing RB (Tennessee Municipal Bond Fund) Series 1995	a,b	0.41%		01/07/11	8,230,000	8,230,000
Pooled Financing RB (Tennessee Municipal Bond Fund) Series 1997	a,b	0.41%		01/07/11	9,135,000	9,135,000
Pooled Financing RB (Tennessee Municipal Bond Fund) Series 1999	a,b	0.41%		01/07/11	8,095,000	8,095,000
Metro Government of Nashville & Davidson Cnty
Water & Sewer Revenue CP Series A	c	0.32%		01/13/11	4,000,000	4,000,000
Montgomery Cnty Public Building Auth
Pooled Financing RB (Tennessee Cnty Loan Pool) Series 1995	a,b,d	0.41%		01/07/11	5,965,000	5,965,000
Pooled Financing RB (Tennessee Cnty Loan Pool) Series 1997	a,b	0.41%		01/07/11	16,275,000	16,275,000
Municipal Energy Acquisition Corp
Gas RB Series 2006A	a,b,c,d	0.39%		01/07/11	42,690,000	42,690,000
Gas RB Series 2006B	a,b,c,d	0.39%		01/07/11	31,210,000	31,210,000
Rutherford Cnty Health & Educational Facilities Board
RB (Ascension Health) Series 2010C	a,c,d	0.35%		01/07/11	500,000	500,000
Sevier Cnty Public Building Auth
Public Improvement Bonds Series VD1	a,b,f	0.36%		01/07/11	21,700,000	21,700,000

56 See financial notes

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
Tennergy Corp
Gas RB Series 2006A	a,b,c,d,g	0.39%		01/07/11	44,260,000	44,260,000

						203,380,000

Texas 11.1%
Angleton ISD
Unlimited Tax GO Bonds Series 2009	b	2.50%		02/15/11	900,000	902,247
Austin
Water & Wastewater System Refunding RB Series 2008	a,b	0.39%		01/07/11	25,000,000	25,000,000
Water & Wastewater System Refunding RB Series 2009A	b,c,d	0.45%		06/02/11	20,135,000	20,135,000
Cypress-Fairbanks ISD
Unlimited Tax Refunding GO Bonds Series 2001	b	5.25%		02/15/11	250,000	251,439
Dallas
Waterworks & Sewer System Revenue Refunding & Improvement Bonds Series 2006	a,c,d,f	0.36%		01/07/11	1,675,000	1,675,000
Dallas Area Rapid Transit
Sr Lien Sales Tax RB Series 2008	a,c,d,f	0.36%		01/07/11	7,600,000	7,600,000
Sr Lien Sales Tax Refunding RB Series 2007	a,c,d	0.39%		01/07/11	4,465,000	4,465,000
Del Valle ISD
Unlimited Tax GO Bonds Series 2007	a,b,c,d,f	0.37%		01/07/11	11,045,000	11,045,000
Dickinson ISD
Unlimited Tax GO Bonds Series 2008A	a,b,c,g	0.41%		01/07/11	28,990,000	28,990,000
East Central ISD
Unlimited Tax GO Bonds Series 2008	b	5.00%		08/15/11	930,000	956,103
Frisco ISD
Unlimited Tax GO Bonds Series 2008A	a,b,c,d	0.37%		01/07/11	1,745,000	1,745,000
Hallsville ISD
Unlimited Tax GO Bonds Series 2010A	b	3.00%		02/15/11	1,455,000	1,459,492
Harris Cnty
TAN Series 2010		2.00%		02/28/11	10,500,000	10,527,653
Toll Road Sub Lien Unlimited Tax Refunding RB Series 2007C	c,d	0.43%		07/21/11	12,935,000	12,935,000
Harris Cnty Cultural Education Facilities Finance Corp
Hospital RB (Texas Childrens Hospital) Series 2009		3.00%		10/01/11	1,000,000	1,018,630
Refunding RB (Methodist Hospital System) Series 2009C1		0.45%		01/11/11	10,000,000	10,000,000
		0.38%		03/03/11	10,000,000	10,000,000
		0.38%		03/22/11	20,000,000	20,000,000
Harris Cnty Flood Control District
Contract Tax Bonds Series 2010A	a,c,d	0.43%		01/07/11	2,750,000	2,750,000
Houston
Airport System Sub Lien RB Series 2002B	a,b,c,d	0.36%		01/07/11	13,200,000	13,200,000
First Lien Refunding RB Series 2004A	a,b,c,d	0.34%		01/07/11	7,000,000	7,000,000
First Lien Refunding RB Series 2007B	a,b,c,d,f	0.34%		01/07/11	8,995,000	8,995,000
Jr Lien Refunding RB Series 1991C		0.67%		12/01/11	4,000,000	3,975,219
Jr Lien Refunding RB Series 1998A	a,c,d	0.34%		01/07/11	6,480,000	6,480,000
TRAN Series 2010		2.00%		06/30/11	15,000,000	15,117,124
Houston ISD
Limited Tax Bonds Series 2008	a,b,c,d,f	0.36%		01/07/11	4,950,000	4,950,000
Jefferson Cnty Industrial Development Corp
Hurricane Ike Disaster Area RB (Jefferson Refinery) Series 2010A	b	0.55%		03/30/11	40,000,000	40,000,000
Lamar Consolidated ISD
Unlimited Tax GO Bonds Series 2007	a,b,c,d	0.35%		01/07/11	15,365,000	15,365,000
Lower Colorado River Auth
Transmission Contract Revenue CP Notes	b	0.35%		03/03/11	7,500,000	7,500,000
Matagorda Cnty Navigation District No. 1
Pollution Control Refunding RB (Central Power & Light) Series 2001A	b,c,d	0.50%		01/27/11	7,500,000	7,500,000
North East ISD
Unlimited Tax Refunding Bonds Series 2004	b	5.25%		08/01/11	650,000	668,128
Unlimited Tax Refunding Bonds Series 2007	a,b,c,d	0.48%		01/07/11	24,335,000	24,335,000
Panhandle-Plains Higher Education Auth
Student Loan RB Series 2010-1A3	a,c,d	0.41%		01/07/11	20,000,000	20,000,000
Port Arthur ISD
Unlimited Tax Bonds Series 2008	a,b,c,d	0.35%		01/07/11	3,100,000	3,100,000

See financial notes 57

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
Port Arthur Navigation District Industrial Development Corp
Exempt Facilities RB (TOTAL Petrochemicals USA) Series 2010A	a	0.37%		01/07/11	15,882,000	15,882,000
Port of Port Arthur Navigation District
Environmental Facilities RB (Motiva Enterprises) Series 2010E	a	0.29%		01/03/11	23,900,000	23,900,000
Exempt Facilities RB (TOTAL Petrochemicals USA) Series 2009	a	0.37%		01/07/11	21,000,000	21,000,000
Red River Education Finance Corp
Higher Education RB (Texas Christian Univ) Series 2007	a,b,c,d	0.34%		01/07/11	5,150,000	5,150,000
San Antonio
Tax & Revenue Certificates of Obligation Series 2006	c,d	0.43%		07/21/11	8,994,000	8,994,000
Tarrant Cnty Cultural Education Facilities Finance Corp
RB (Texas Health Resources) Series 2007B	a,c,d	0.41%		01/07/11	7,875,000	7,875,000
Texas A&M Univ
Revenue Financing System Bonds Series 2009D	a,c,d,f	0.34%		01/07/11	3,980,000	3,980,000
Revenue Financing System Bonds Series 2010B	a,c,d	0.35%		01/07/11	1,500,000	1,500,000
Univ of Houston System
Consolidated Refunding RB Series 2008	a,c,d	0.41%		01/07/11	5,540,000	5,540,000

						443,462,035

Utah 0.6%
Intermountain Power Agency
Power Supply Refunding RB Series 2003A	a,c,d	0.44%		01/07/11	6,450,000	6,450,000
Salt Lake Cnty Municipal Building Auth
Lease RB Series 2001	b	5.20%		10/15/11	3,900,000	4,042,126
Utah Housing Corp
M/F Housing RB (Timbergate Apts) Series 2009A	a,b	0.35%		01/07/11	6,250,000	6,250,000
Utah Transit Auth
Sales Tax RB Series 2008A	a,c,d,f	0.36%		01/07/11	7,230,000	7,230,000

						23,972,126

Virginia 1.6%
Caroline Cnty IDA
Development RB (Meadow Event Park) Series 2007G	a,b	0.39%		01/07/11	10,850,000	10,850,000
Fairfax Cnty IDA
Health Care RB (Inova Health) Series 2005C2	a	0.36%		01/07/11	11,000,000	11,000,000
Health Care RB (Inova Health) Series 2010A1	e	0.46%		07/29/11	6,000,000	6,000,000
Norfolk Economic Development Auth
CP Revenue Notes (Sentara Healthcare)		0.35%		01/13/11	12,500,000	12,500,000
Hospital Facilities RB (Sentara Healthcare) Series 2010C	e	0.46%		07/29/11	9,250,000	9,250,000
Virginia College Building Auth
Educational Facilities RB Series 2006A	a,c,d	0.37%		01/07/11	4,354,000	4,354,000
Virginia Housing Development Auth
Commonwealth Mortgage Bonds Series 2001H1	a,c,d	0.39%		01/07/11	3,330,000	3,330,000
Virginia Small Business Financing Auth
Health Care Facilities Refunding RB (Sentara Healthcare) Series 2010	a,c,d	0.35%		01/07/11	6,000,000	6,000,000

						63,284,000

Washington 1.8%
Auburn SD No. 408
GO Refunding Bonds Series 2004	b	3.00%		12/01/11	1,480,000	1,513,004
Central Puget Sound Regional Transit Auth
Sales Tax Bonds Series 2007A	a,c,d	0.35%		01/07/11	4,250,000	4,250,000
Energy Northwest
Electric Refunding RB (Project No. 3) Series 2008D		5.00%		07/01/11	400,000	408,830
King Cnty
Sewer Revenue & Refunding Bonds Series 2010	a,c,d	0.41%		01/07/11	7,500,000	7,500,000
King Cnty Public Hospital District No.1
Limited Tax GO Refunding Bonds Series 2008A	a,b,c,d	0.34%		01/07/11	7,850,000	7,850,000
Seattle
Drainage & Wastewater RB 2008	a,c,d,f	0.36%		01/07/11	8,100,000	8,100,000

58 See financial notes

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
Washington
COP Series 2010A		2.00%		07/01/11	1,495,000	1,505,334
GO Bonds Series 2003A		5.00%		07/01/11	825,000	843,763
GO Bonds Series 2004D		4.00%		01/01/11	300,000	300,000
GO Bonds Series 2005D	a,c,d,f	0.36%		01/07/11	5,165,000	5,165,000
Washington Economic Development Finance Auth
Solid Waste Disposal RB (CleanScapes) Series 2009	a,b	0.38%		01/07/11	7,895,000	7,895,000
Washington Health Care Facilities Auth
RB (Children’s Hospital & Regional Medical Center) Series 2008A	a,b	0.41%		01/07/11	4,825,000	4,825,000
RB (Fred Hutchinson Cancer Research Center) Series 2009A	b,c,d	0.45%		06/02/11	14,995,000	14,995,000
RB (Providence Health & Services) Series 2010A	a,c,d	0.41%		01/07/11	3,000,000	3,000,000
Washington State Housing Finance Commission
Nonprofit RB (Bertschi School) Series 2006	a,b	0.36%		01/07/11	5,935,000	5,935,000

						74,085,931

West Virginia 1.1%
Jackson Cnty Commission
IDRB (Armstrong World Industries) Series 2010	a,b	0.37%		01/07/11	17,500,000	17,500,000
Monongalia Cnty Building Commission
Refunding & RB (Monongalia General Hospital) Series 2008A	a,b,d	0.36%		01/07/11	27,860,000	27,860,000

						45,360,000

Wisconsin 2.4%
Milwaukee
RAN Series 2010M8		2.00%		06/27/11	4,500,000	4,535,957
Wisconsin
Operating Notes 2010		2.00%		06/15/11	7,000,000	7,047,822
Transportation RB Series 2007A	b,c,d	0.40%		09/22/11	8,070,000	8,070,000
Wisconsin Health & Educational Facilities Auth
RB (Ascension Health) Series 2010E	a,c,d	0.35%		01/07/11	8,330,000	8,330,000
RB (Aurora Health Care) Series 2008A	b	0.42%		09/01/11	10,000,000	10,000,000
RB (Aurora Health Care) Series 2010C	b	0.45%		12/02/11	15,000,000	15,000,000
	b	0.45%		12/08/11	15,000,000	15,000,000
RB (Capitol Lakes) Series 2008B	a,b	0.34%		01/07/11	10,025,000	10,025,000
RB (St. Norbert College) Series 2008	a,b	0.39%		01/07/11	6,000,000	6,000,000
Wisconsin Housing & Economic Development Auth
Housing RB Series 2009A	a,c	0.41%		01/07/11	14,025,000	14,025,000

						98,033,779

Total Municipal Securities
(Cost $4,152,342,486)						4,152,342,486

End of Investments.

At 12/31/10, the tax basis cost of the fund’s investments was $4,152,342,486.

*	If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as interest rate reset, demand feature or put feature, the effective maturity date is disclosed. The second maturity date is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity column.
a	Variable-rate security.
b	Credit-enhanced security.
c	Liquidity-enhanced security.
d	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $1,740,459,500 or 43.5% of net assets.
e	Illiquid security. At the period end, the value of these amounted to $40,515,000 or 1.0% of net assets.
f	Delayed-delivery security.
g	All or a portion of this security is held as collateral for delayed-delivery securities.

See financial notes 59

 Schwab AMT Tax-Free Money Fund

Portfolio Holdings continued

BAN —	Bond anticipation note
COP —	Certificate of participation
CP —	Commercial paper
CSD —	Central school district
GO —	General obligation
HFA —	Housing finance agency/authority
HRA —	Housing & redevelopment authority
IDA —	Industrial development agency/authority
IDB —	Industrial development board
IDRB —	Industrial development revenue bond
ISD —	Independent school district
M/F —	Multi-family
RAN —	Revenue anticipation note
RB —	Revenue bond
SD —	School district
S/F —	Single-family
TAN —	Tax anticipation note
TECP —	Tax-exempt commercial paper
TRAN —	Tax and revenue anticipation note
UFSD —	Union free school district
UHSD —	Union high school district
USD —	Unified school district

60 See financial notes

 Schwab AMT Tax-Free Money Fund

Statement of
Assets and Liabilities
As of December 31, 2010.

Assets

Investments, at cost and value (Note 2a)		$4,152,342,486
Cash		13,121
Receivables:
Investments sold		12,050,020
Fund shares sold		8,276,870
Interest		6,883,405
Prepaid expenses	+	48,360

Total assets		4,179,614,262

Liabilities

Payables:
Investments bought		172,763,025
Investment adviser and administrator fees		93,138
Shareholder services fees		50,221
Fund shares redeemed		998,991
Distributions to shareholders		9,564
Accrued expenses	+	84,916

Total liabilities		173,999,855

Net Assets

Total assets		4,179,614,262
Total liabilities	−	173,999,855

Net assets		$4,005,614,407

Net Assets by Source
Capital received from investors		4,005,614,407

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Sweep Shares	$2,939,738,046		2,939,503,396		$1.00
Value Advantage Shares	$1,065,876,361		1,065,745,670		$1.00

See financial notes 61

 Schwab AMT Tax-Free Money Fund

Statement of
Operations
For January 1, 2010 through December 31, 2010.

Investment Income

Interest		$15,618,387

Expenses

Investment adviser and administrator fees		13,909,720
Shareholder service fees:
Sweep Shares		9,923,395
Value Advantage Shares		3,119,120
Registration fees		386,295
Portfolio accounting fees		160,685
Custodian fees		92,170
Shareholder reports		74,505
Trustees’ fees		43,911
Professional fees		36,866
Transfer agent fees		26,216
Interest expense		6,424
Other expenses	+	143,120

Total expenses		27,922,427
Expense reduction by adviser and Schwab	−	12,728,599
Custody credits	−	688

Net expenses	−	15,193,140

Net investment income		425,247

Realized Gains (Losses)

Net realized gains on investments		243,154

Increase in net assets resulting from operations		$668,401

62 See financial notes

 Schwab AMT Tax-Free Money Fund

Statements of
Changes in Net Assets
For current and prior report periods.

Operations

1/1/10-12/31/10			1/1/09-12/31/09
Net investment income		$425,247	$13,002,105
Net realized gains	+	243,154	910,172

Increase in net assets from operations		668,401	13,912,277

Distributions to Shareholders

Distributions from net investment income
Sweep Shares		(283,493)	(5,781,071)
Value Advantage Shares	+	(141,754)	(7,246,522)

Total distributions from net investment income		(425,247)	(13,027,593)

Distributions from net realized gains
Sweep Shares		(205,748)	(550,620)
Value Advantage Shares	+	(74,087)	(371,253)

Total distributions from net realized gains		(279,835)	(921,873)

Total distributions		(705,082)	(13,949,466)

Transactions in Fund Shares*

Shares Sold
Sweep Shares		10,877,699,262	12,159,338,144
Value Advantage Shares	+	366,098,079	3,265,385,909

Total shares sold		11,243,797,341	15,424,724,053

Shares Reinvested
Sweep Shares		476,844	6,252,276
Value Advantage Shares	+	187,286	6,513,565

Total shares reinvested		664,130	12,765,841

Shares Redeemed
Sweep Shares		(10,837,257,859)	(11,712,666,805)
Value Advantage Shares	+	(1,250,466,403)	(3,223,142,650)

Total shares redeemed		(12,087,724,262)	(14,935,809,455)

Net transactions in fund shares		(843,262,791)	501,680,439

Net Assets

Beginning of period		4,848,913,879	4,347,270,629
Total increase or decrease	+	(843,299,472)	501,643,250

End of period		$4,005,614,407	$4,848,913,879

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

See financial notes 63

 Schwab Municipal Money Fund and Schwab AMT Tax-Free Money Fund

Financial Notes

1. Business Structure of the Funds:

Each of the funds discussed in this report is a series of The Charles Schwab Family of Funds (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust including the funds discussed in this report, which are highlighted:

The Charles Schwab Family of Funds (organized October 20, 1989)
Schwab Money Market Fund
Schwab Government Money Fund
Schwab U.S. Treasury Money Fund
Schwab Value Advantage Money Fund
Schwab Advisor Cash Reserves
Schwab Cash Reserves
Schwab Retirement Advantage Money Fund
Schwab Investor Money Fund
Schwab Municipal Money Fund
Schwab AMT Tax-Free Money Fund
Schwab California Municipal Money Fund
Schwab California AMT Tax-Free Money Fund
Schwab New York AMT Tax-Free Money Fund
Schwab New Jersey AMT Tax-Free Money Fund
Schwab Pennsylvania Municipal Money Fund
Schwab Massachusetts AMT Tax-Free Money Fund

Schwab Municipal Money Fund offers four share classes: Sweep Shares, Value Advantage Shares, Select Shares and Institutional Shares. Schwab AMT Tax-Free Money Fund offers two share classes: Sweep Shares and Value Advantage Shares. Shares of each class represent interest in the same portfolio, but each class has different expenses and investment minimums.

Shares are bought and sold at $1.00 per share. Each share has a par value of 1/1,000 of a cent, and the trustees may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities laws.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with the principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Securities in the funds are valued at amortized cost (which approximates market value) as permitted in accordance with Rule 2a-7 of the 1940 Act. In the event that security valuations do not approximate market value, securities may be valued as determined in accordance with procedures adopted by the Board of Trustees.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The funds do not adjust the quoted price for such instruments, even in situations where the funds hold a large position and a sale could reasonably impact the quoted price.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be

64

 Schwab Municipal Money Fund and Schwab AMT Tax-Free Money Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information. Securities held by money funds operating under Rule 2a-7 of the 1940 Act are valued at amortized cost which approximates current market value and are considered to be valued using Level 2 inputs.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At December 31, 2010, all of the funds’ investment securities were classified as Level 2. The breakdown of the funds’ investments into major categories is disclosed on the portfolio holdings.

In January 2010, the Financial Accounting Standards Board issued new guidance requiring reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements of Level 3 securities on a gross basis. The new and revised disclosures are required to be implemented for annual and interim periods beginning after December 15, 2009, except for the disclosures surrounding purchases, sales, issuances and settlements of Level 3 fair value measurements on a gross basis, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

The funds have adopted the new guidance for the period ended December 31, 2010. There were no significant transfers between Level 1 and Level 2 for the period ended December 31, 2010. Management is currently evaluating the impact of the adoption of the other provisions of the new guidance on the funds’ financial statements.

(b) Accounting Policies for certain Portfolio Investments (if held):

Delayed-Delivery: The funds may buy securities on a delayed-delivery basis. In these transactions, a fund agrees to buy a security for a stated price, with settlement generally occurring within two weeks. If the security’s value falls before settlement occurs, a fund could end up paying more for the security than its market value at the time of settlement. The funds have set aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

(d) Investment Income:

Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

 65

 Schwab Municipal Money Fund and Schwab AMT Tax-Free Money Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

For funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, are allocated daily to each class in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The funds declare distributions from net investment income, if any, every day they are open for business. These distributions, which are substantially equal to the funds’ net investment income for that day, are paid out to shareholders once a month. The funds declare distributions from net realized capital gains, if any, once a year.

(g) Custody Credit:

Certain funds have an arrangement with their custodian bank, State Street Bank and Trust Company, under which the funds receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

3. Risk factors:

An investment in a fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of a shareholder’s investment at $1 per share, it is possible to lose money by investing in the funds.

Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, a fund’s yield will change over time. During periods when interest rates are low, a fund’s yield (and total return) also will be low. In addition, to the extent a fund makes any reimbursement payments to the investment adviser and/or its affiliates, the fund’s yield would be lower.

A fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. A fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations. The negative perceptions of an issuer’s ability to make such payments could also cause the price of that investment to decline. The credit quality of a fund’s portfolio holdings can change rapidly in certain market environments and any default on the part of a single portfolio investment could cause the fund’s share price or yield to fall.

Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. A fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect a fund’s yield, and in unusual circumstances potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, a fund’s yield at times could lag those of other money market funds.

66

 Schwab Municipal Money Fund and Schwab AMT Tax-Free Money Fund

Financial Notes (continued)

3. Risk factors (continued):

State and regional factors could affect the fund’s performance. To the extent that a fund invests in securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as elimination of tax-exempt status, also could affect performance. To the extent that a fund invests a substantial portion of its assets in municipal securities financing similar projects, the fund may be more sensitive to adverse economic, business or political developments. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of materials needed for the project, or a declining need for the project, would likely affect all similar projects and the overall municipal securities market.

Some of a fund’s income could be taxable. If certain types of investments a fund buys as tax-exempt are later ruled to be taxable, a portion of the fund’s income could become taxable. This risk, although generally considered low, is somewhat higher for investments that have been structured as municipal money market securities than for other types of municipal money market securities. Any defensive investments in taxable securities or securities whose interest is subject to the AMT could generate taxable income.

Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

A fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in a fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the funds, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

The funds are not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or “the investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the funds’ investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between it and the trust.

For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee payable monthly based on the funds’ average daily net assets described as follows:

Average Daily Net Assets

First $1 billion	0.35%
More than $1 billion but not exceeding $10 billion	0.32%
More than $10 billion but not exceeding $20 billion	0.30%
More than $20 billion but not exceeding $40 billion	0.27%
Over $40 billion	0.25%

The Board of Trustees has adopted a Shareholder Servicing and Sweep Administration Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees. The Plan also enables the funds to pay Schwab for certain sweep administration services, such as processing of automatic purchases and redemptions it provides to fund shareholders invested in the funds.

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee and an annual sweep administration fee up to the amount set forth in the table below. The shareholder servicing fee paid to a particular service provider is made

 67

 Schwab Municipal Money Fund and Schwab AMT Tax-Free Money Fund

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds), and the funds will pay no more than the amounts listed in the table below of the average annual daily net asset value of the funds shares owned by shareholders holding shares through such service providers. The sweep administration fee paid to Schwab is based on the average daily net asset value of the fund shares owned by shareholders holding shares through Schwab. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

	Shareholder Service Fees	Sweep Administration Fees

Sweep Shares	0.25%	0.10%
Value Advantage Shares	0.22%	n/a
Select Shares	0.22%	n/a
Institutional Shares	0.22%	n/a

Contractual Expense Limitation

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements (“expense limitation”) with the funds to limit the total annual fund operating expenses, excluding interest, taxes, and certain non-routine expenses, as follows:

	Schwab	Schwab AMT
	Municipal	Tax-Free
	Money Fund	Money Fund

Sweep Shares*	0.62%	0.62%
Value Advantage Shares*	0.45%	0.45%
Select Shares**	0.35% **	n/a
Institutional Shares**	0.24% **	n/a

*	CSIM and Schwab have agreed to limit this share class’s expenses as described above for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the fund’s Board of Trustees.
**	Select Shares and Institutional Shares are only offered by Schwab Municipal Money Fund. CSIM and Schwab have agreed to limit this share class’s expenses as described above through April 29, 2012.

In addition, effective January 1, 2010 through December 31, 2010, CSIM and Schwab agreed to waive an additional amount of the Schwab Municipal Money Fund’s Select Shares, Value Advantage Shares and Sweep Shares expenses and the Schwab AMT Tax-Free Fund’s Value Advantage Shares and Sweep Shares expenses equal to 0.005% of the funds’ average daily net assets.

Voluntary Expense Waiver/Reimbursement

In addition to the contractual expense limitation agreements noted above, Schwab and the investment adviser also may waive and/or reimburse expenses to the extent necessary to maintain a positive net yield for each fund or each class of a fund. Schwab and the investment adviser may recapture from a fund any of these expenses or fees they have waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. The reimbursement payments by the funds to Schwab and/or the investment adviser are considered “non-routine expenses” and are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could negatively affect a fund’s future yield. As of December 31, 2010, the balance of the recoupable expenses is as follows:

	Schwab Municipal Money Fund
		Value
	Sweep	Advantage	Select	Institutional
Expiration Date	Shares	Shares	Shares	Shares

December 31, 2012	$8,083,384	$363,533	$115	$—
December 31, 2013	23,843,079	1,515,232	13,581	—

Total	$31,926,463	$1,878,765	$13,696	$—

68

 Schwab Municipal Money Fund and Schwab AMT Tax-Free Money Fund

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

	Schwab AMT
	Tax-Free Money Fund
		Value
	Sweep	Advantage
Expiration Date	Shares	Shares

December 31, 2012	$2,367,174	$283,913
December 31, 2013	7,285,013	1,270,414

Total	$9,652,187	$1,554,327

The funds may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers. For the period ended December 31, 2010, each fund’s aggregate security transactions with other Schwab Funds were as follow:

Schwab Municipal Money Fund	$7,515,776,275
Schwab AMT Tax-Free Money Fund	$2,905,877,785

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. The funds had no interfund borrowing or lending activity during the period.

5. Transfer Agent Services:

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agent services for each fund.

6. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or Schwab. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

7. Borrowings from Banks:

The funds may borrow money from banks and custodians. The funds have custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company, an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street Bank and Trust Company for the committed line of credit.

There were no borrowings from the lines of credit during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed on the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Federal Income Taxes:

As of December 31, 2010, the funds had no distributable earnings on a tax basis.

Capital loss carry forwards may be used to offset future realized capital gains for federal income tax purposes. As of December 31, 2010, the funds had no capital loss carry forwards.

For tax purposes, realized capital losses, occurring after October 31, may be deferred and treated as occurring on the first day of the following year. For the period ended December 31, 2010, the funds had no capital losses deferred or capital losses utilized.

 69

 Schwab Municipal Money Fund and Schwab AMT Tax-Free Money Fund

Financial Notes (continued)

8. Federal Income Taxes (continued):

The tax-basis components of distributions during the current and prior periods were:

		Schwab AMT
	Schwab Municipal	Tax-Free
	Money Fund	Money Fund

Current period distribution
Tax-exempt income	$4,912,442	$425,247
Ordinary income	721,184	239,858
Long-term gain	883,353	39,977
Prior period distribution
Tax-exempt income	$55,051,975	$13,027,593
Ordinary income	1,530,442	633,788
Long-term gain	383,479	288,085

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes; there were no such differences for the current year. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

The permanent book and tax basis differences may result in reclassifications between capital account and other accounts as required. The adjustments have no impact on net assets or the results of operations. As of December 31, 2010, the funds made the following reclassifications:

		Schwab AMT
	Schwab Municipal	Tax-Free
	Money Fund	Money Fund

Capital shares	($53,891)	($36,681)
Undistributed net investment income	—	—
Net realized capital gains and losses	53,891	36,681

As of December 31, 2010, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2010, the funds did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by The President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

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 Schwab Municipal Money Fund and Schwab AMT Tax-Free Money Fund

Financial Notes (continued)

8. Federal Income Taxes (continued):

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

9. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Municipal Money Fund
Schwab AMT Tax-Free Money Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Municipal Money Fund and Schwab AMT Tax-Free Money Fund (two of the portfolios constituting The Charles Schwab Family of Funds, hereafter referred to as the “Funds”) at December 31, 2010, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
February 16, 2011

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Other Federal Tax Information, (unaudited)

The funds designate the following percentage of the distributions paid from net investment income as tax-exempt interest dividends under Internal Revenue Code section 852(b)(5) for the year ended December 31, 2010.

Schwab Municipal Money Fund	100%
Schwab AMT Tax-Free Money Fund	100%

For the year ended December 31, 2010, the funds hereby designate the following as a capital gain dividend under Internal Revenue Code section 852(b)(3)(C) :

Schwab Municipal Money Fund	$883,353
Schwab AMT Tax-Free Money Fund	$39,977

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Trustees and Officers

The tables below give information about the trustees and officers for The Charles Schwab Family of Funds which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 86 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman of JDN Corporate Advisory LLC.	73	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009) Director, Excelsior Funds (2006 – 2007)

John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	73	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	73	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Harris-Stratex Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
Director, Genitope Corporation (2000 – 2009)
			Director, Excelsior Funds (2006 – 2007)

David L. Mahoney 1954 Trustee (Trustee of Schwab The Charles Schwab Family of Funds since 2011.)	Private Investor.	73	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Schwab The Charles Schwab Family of Funds since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	73	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

74

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	73	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	73	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of The Charles Schwab Family of Funds since 1989.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	73	None

Walter W. Bettinger II2 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	86	None

 75

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of The Charles Schwab Family of Funds since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer, (Sept. 2010 – present), Charles Schwab Investment Management, Inc.; President and Chief Executive Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Dec. 2010 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of The Charles Schwab Family of Funds since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds (June 2006 – June 2007).

Koji E. Felton 1961 Secretary and Chief Legal Officer (Officer of The Charles Schwab Family of Funds since 1998.)	Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc. (July 2000 – present); Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. (June 1998 – present); Vice President and Assistant Clerk, Laudus Funds (Jan. 2010 – present); Chief Legal Officer and Secretary, Schwab Funds (Nov. 1998 – present) and Schwab ETFs (Oct. 2009 – present); Chief Legal Officer and Secretary, Excelsior Funds (June 2006 – June 2007).

Catherine MacGregor 1964 Vice President (Officer of The Charles Schwab Family of Funds since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk, Laudus Funds (March 2007 – present); Vice President and Assistant Clerk, Schwab Funds (Dec. 2005 – present) and Schwab ETFs (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of The Charles Schwab Family of Funds since 2006.)	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc. (2004 – present); Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Funds; Vice President, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

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Glossary

Alternative Minimum Tax (AMT) A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.

Barclays Capital General Municipal Bond Index An index that covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds.

Barclays Capital U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Barclays Capital U.S. TIPS Index (Series-L) A rules-based, market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury that have at least one year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value.

Barclays Capital U.S. Treasury Index An index that includes public obligations of the U.S. Treasury that have at least one year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value. Excludes Treasury bills, certain special issues and TIPS.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bond holder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.” An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond anticipation notes Obligations sold by a state or local government on a short-term basis in anticipation of the issuance of a longer-term bond in the future.

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

commercial paper Promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.

credit-enhanced securities Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.

credit quality The capacity of an issuer to make its interest and principal payments. Federal regulations strictly regulate the credit quality of the securities a money market fund can buy.

credit ratings Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor’s, Fitch, Inc. and Moody’s Investor Service, to rate their creditworthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor’s and Fitch, and Aaa, Aa, A and Baa for Moody’s.

credit risk The risk that a debt issuer may be unable to pay interest or repay principal to its debt holders.

dollar-weighted average maturity (DWAM) See weighted average maturity.

effective yield A measurement of a fund’s yield that assumes that all interest income is reinvested in additional shares of the fund.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets for the year.

face value The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.

fixed rate notes A security with a fixed rate or coupon and a short maturity (typically within thirteen months). For example, bond, revenue or tax anticipation notes.

illiquid securities Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.

interest Payments to holders of debt securities as compensation for loaning a security’s principal to the issuer.

liquidity-enhanced security The security’s structure includes a liquidity arrangement that requires an entity other than the issuer (such as a large financial institution) to provide funds to pay a tender under most circumstances. Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities for repayment within a specified time period (usually one day or one week) at any time prior to their final maturity.

maturity The date a debt security is scheduled to be “retired” and its principal amount repaid. The Maturity of an investment will generally reflect the security’s final maturity date unless the security’s structure includes a maturity-shortening provision such as an interest rate reset, demand feature or put feature (the “Effective Maturity Date”). For those securities with a maturity-shortening provision, including variable-rate demand securities, the Maturity is determined by using the Effective Maturity Date, as permitted by Rule 2a-7.

money market securities High-quality, short-term debt securities that may be issued by states and local governments and their agencies. Money market securities must have an effective maturity of no longer than 397 days. Examples include bond and tax anticipation notes, commercial paper, variable-rate demand obligations and tender option bonds.

 77

MSCI EAFE (Europe, Australasia, Far East) Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

MSCI EAFE Growth Index An index that is a subset of the MSCI EAFE Index that generally represents 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the growth style.

MSCI EAFE Value Index An index that is a subset of the MSCI EAFE Index that generally represents 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the value style.

MSCI Emerging Markets Index A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

municipal securities Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

net asset value per share (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding. Money funds seek to maintain a steady NAV of $1.00.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

restricted securities Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.

revenue anticipation notes Obligations that are issued in expectation of the receipt of revenue, such as income taxes, property taxes, etc.

Russell 1000 Growth Index An index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2000 Growth Index An index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index An index that measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Growth Index An index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Value Index An index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

section 3c7 securities Section 3c7 of the Investment Company Act of 1940 (the “1940 Act”) exempts certain issuers from many regulatory requirements applicable to investment companies under the 1940 Act. An issuer whose outstanding securities are exclusively owned by “qualified purchasers” and who is not making or proposing to make a public offering of the securities may qualify for this exemption.

section 4(2)/144A securities Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

taxable-equivalent yield The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% ÷ [1 − 0.25%] = 6.0%).

tax anticipation notes Notes that typically are sold to finance the cash flow needs of municipalities in anticipation of the receipt of taxes on a future date.

tender option bond A security which is created by a financial institution by combining a long-term municipal bond with a liquidity facility which converts the long-term bond into a money-market eligible security. Tender option bonds are issued as section 144A securities.

Tier 1, Tier 2 Tier 1 is the highest category of credit quality, Tier 2 the second highest. A security’s tier can be established either by an independent rating organization or by a determination of the investment adviser. Money market fund shares and U.S. government securities are automatically considered Tier 1 securities. The Schwab Money Funds only purchase securities which are considered to be Tier 1; however, they may hold Tier 2 securities as a result of a downgrade of a portfolio security.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

variable rate demand obligations (VRDOs) Securities that have long maturities but which, because of their structure, require them to repay principal plus accrued interest within a specified timeframe (usually one or seven days) upon the demand of the bond holder. Depending on their structure, the repayment may be made by the bond issuer or by a financial institution, such as a highly rated bank.

variable rate demand preferred shares (VRDP) Variable rate demand securities that are issued by single state or national closed-end municipal bond funds, which, in turn, invest primarily in portfolios of tax-exempt municipal bonds. It is anticipated that the interest on VRDPs will be exempt from federal income tax. These securities are considered “municipal money market

78

securities” for purposes of the fund’s investment policy as stated in the prospectus.

weighted average life (WAM) For money market mutual funds as per rule 2a-7, the maturity date or Effective Maturity Date (see definition of maturity) of all the debt securities in its portfolio or the date the interest rate on those securities is reset or those securities that can be redeemed through demand, calculated as a weighted average. As a rule, the longer the fund’s weighted average maturity, the greater its interest rate risk. Effective June 30, 2010, money funds are required to maintain a weighted average maturity of no more than 60 days.

weighted average maturity (WAL) For money market mutual funds as per rule 2a-7, the weighted average life calculation takes into account either the final maturity date for each security held in the portfolio or, when relevant, the date of the next demand feature (when the fund is scheduled to receive payment of principal and interest after a demand). Effective June 30, 2010, money funds are required to maintain a weighted average life of no more than 120 days. Weighted average life for all Schwab money market funds is available in each fund’s monthly schedule of portfolio holdings at www.schwabfunds.com/prospectus and also available in each fund’s Form N-MFP on the SEC’s website at www.sec.gov 60 days after the end of the month to which the information pertains.

yield The income paid out by an investment, expressed as a percentage of the investments market value.

 79

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call one of the numbers below.

Schwab Funds® direct investors:  1-800-407-0256

© 2010 Schwab Funds. All rights reserved.

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab YieldPlus Fund®
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab Inflation Protected Fundtm
Schwab Tax-Free YieldPlus Fundtm
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free YieldPlus Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2011 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR26568-08

Annual report dated December 31, 2010 enclosed.

Schwab California Municipal Money Fundtm
Schwab California AMT Tax-Free Money Fundtm

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Schwab California Municipal Money Fundtm
Schwab California AMT Tax-Free Money Fundtm

Annual Report
December 31, 2010

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Money market investors experienced historically low yields during the year as the Federal Reserve (the Fed) targeted its federal funds rate between zero and 0.25%.

Dear Shareholder,

It is a pleasure to have this opportunity to write to you for the first time as President and Chief Executive Officer of Charles Schwab Investment Management, Inc., the investment adviser to the Schwab Funds. In the accompanying pages, please find the annual report for the Schwab California Municipal Money Fund and Schwab California AMT Tax-Free Money Fund for the 12-month period that ended December 31, 2010.

During most of 2010, investors and markets weathered a tepid U.S. economy, regulatory changes to the money market fund industry, and Federal Reserve (the Fed) actions that were aimed at keeping short term interest rates low. Despite stubbornly high unemployment and few signs of a turnaround in the housing market in the United States, nearly all investment markets rewarded investors with positive returns. Boosted by high corporate profits in many sectors, U.S. equity markets generated positive returns for the reporting period, as measured by the S&P 500’s 15.1% return. A broad benchmark for fixed income, the Barclays Capital U.S. Aggregate Bond Index, returned 6.5%. International stocks, as measured by the MSCI EAFE Index, returned 8.2%. Equities in emerging countries rewarded investors with a 19.2% return, according to the MSCI Emerging Markets Index, as their economies rebounded and their currencies rose in many cases.

Money market investors experienced historically low yields during the year as the Federal Reserve targeted its federal funds rate between zero and 0.25%. The Fed continued its quantitative easing programs, buying Treasuries to keep borrowing rates low and stimulate economic growth. In mid-year, fears of a debt crisis in Greece and other European nations temporarily pressed short-term interest rates upward, but they settled lower again some months later. Toward the year’s end, intermediate and longer-term interest rates began to rise in anticipation of a stronger economy, the extension of the Bush tax cuts for 2011, and a rebound in consumer spending.

In February 2010, the Securities and Exchange Commission (SEC) adopted new amendments to Rule 2a-7 of the Investment Company Act of 1940, the rule that regulates money funds. The changes included new requirements for money funds to maintain minimum levels of liquidity and lowered the maximum permissible weighted average maturity of a money fund portfolio. The SEC also mandated increased disclosure to investors to help them make more informed decisions about the money funds they invest in. The new rules helped drive demand up and yields down for short-term instruments.

Recognizing the important role that money market funds play in investors’ portfolios, the funds’ investment adviser and its affiliates continued to waive certain fees or expenses during the year to maintain positive net yields for certain Schwab money funds.

Thank you for investing with the Schwab money market funds. We encourage you to review your investment portfolio regularly to make sure it meets your current financial plan. For answers to questions you may have or to consult our website for more information, please visit www.schwabfunds.com. We are also happy to hear from you at 1-800-435-4000.

Sincerely,

Schwab California Municipal Money Fund & Schwab California AMT Tax-Free Money Fund 1

The Investment Environment

Economic Overview

The decision by the Federal Open Market Committee (the FOMC) in November 2010 to initiate a new program of security purchases, often referred to as quantitative easing, reminded investors that the U.S. economy was still in need of systemic reinforcement.

This latest announcement from the FOMC that it would purchase an additional $600 billion in longer-term U.S. Treasury securities followed earlier policy decisions that included: lowering the federal funds rate to near zero in December 2008 and keeping it there for an extended period of time; authorizing the large-scale purchase of longer-term securities in 2009 and early 2010; and modifying the Federal Reserve’s (the Fed) reinvestment policy in the summer of 2010 on mortgage-related securities, as they matured or were redeemed, in an effort to manage the Fed’s balance sheet.

Contributing to the FOMC’s decision to purchase an additional $600 billion in U.S. Treasuries was a U.S. unemployment rate that had remained above 9% since the fall of 2009 and an inflation rate that was still below optimal levels for what the Fed believed to be a sustainable recovery. Moreover, reports that many of the unemployed in the United States have been seeking employment for more than six months highlighted the fact that job creation had not kept pace with the rising number of people looking for jobs. Adding to the complexity of this economic picture was the decline in housing prices, accompanied by a rise in foreclosures.

Positive economic news was also part of the landscape. Corporations reported high profits for the period under review and increased their investment in equipment and software. Household spending was also up for the reporting period. Gross Domestic Product (GDP) growth—the output of goods and services produced by labor and property in the United States—was positive. The first, second, and third quarter GDP growth rates reached 3.7%, 1.7%, and 2.6%, respectively.

At the international level, news from Europe in the spring of 2010 described the challenges faced by several euro-zone countries as they tried to meet the demands of their sovereign debt. Central banks in Europe responded with financial supports of various types that typically came with the mandate that the countries receiving help also make deep budget cuts. Many of the cuts targeted the rising costs linked to maintaining long-standing benefits such as retirement pensions and subsidized education and health care, which had become unaffordable in an environment of declining revenue.

Money Markets

The Fed’s decision to keep the federal funds rate in the 0% to 0.25% range resulted in a low interest rate environment throughout the reporting period. Low interest rates combined with limited supply of short-term, high-quality taxable and tax-exempt securities suppressed short-term yields. The limited supply was driven, in part, by the new SEC regulations that required money market funds to maintain a weighted average maturity (WAM) of 60 days or less and that required them to meet new minimum liquidity standards. The need to meet these new regulations created higher demand for shorter-term securities, especially short-term U.S. Treasuries, which put downward pressure on yields.

Fixed Income

In the tax-free fixed income markets, many state and local governments saw 4−5% increases in tax revenues during the third quarter of 2010, which continued through year-end. However, tax revenues still remained well below the highs that occurred in 2008. Many fiscal 2011 budgets, passed in the summer of 2010, relied on the final year of federal stimulus funds for Medicaid and education, deep spending cuts, and the use of reserves to achieve balanced budgets. The slow recovery of municipal revenues, continued high unemployment in many states, news regarding high state and local government pension costs, and the spectre of future budgets without federal stimulus funds, all raised investor concerns in the last few months of the reporting period.

Also adding to the challenges in the bond markets was investor response to market volatility. The Euro-debt concerns that crystallized in May 2010 helped to push investors toward U.S. Treasuries. This put further downward pressure on U.S. Treasury rates, as demand outpaced supply. However, as the global stock market gained momentum toward the end of summer and continued to rise through the end of 2010, intermediate and longer-term U.S. Treasury rates rose to nearly match where they had been at the beginning of the reporting period. However, the shorter-term rates remained well below 1.00%.

In other categories, corporate bonds, including investment-grade and high-yield, offered investors returns that outpaced U.S. Treasuries, as did commercial mortgage-backed and agency mortgage-backed securities.

2 Schwab California Municipal Money Fund & Schwab California AMT Tax-Free Money Fund

The Investment Environment continued

As for broad bond market performance, the Barclays Capital U.S. Aggregate Bond Index returned 6.54%, the Barclays Capital U.S. TIPS Index returned 6.31%, the Barclays U.S. Treasury Index returned 5.87%, and the Barclays Capital General Muni Bond Index returned 2.38% for the 12 months under review.

Equities

The U.S. and international stock markets weathered a few ups and downs during the reporting period. In addition to the European debt crisis, the Deepwater Horizon oil spill on April 20, 2010, in the Gulf of Mexico, caused a short-lived decline in energy stocks. This was followed by a sudden, but temporary, 999-point drop in the Dow Jones Industrial Average within a 30-minute timeframe, on May 6, 2010. The equity market event was subsequently named the “flash crash.” As a result of the flash crash, more than 16,000 trades were cancelled by the major U.S. stock exchanges. Despite these events, both U.S. and international equity markets rebounded. In fact, the U.S. and international stock markets rewarded investors with positive returns for the 12 months under review, despite these disturbances and the slow-paced economic recovery.

For the reporting period, the S&P 500 Index returned 15.06%. In general, growth stocks outperformed value in small-, mid-, and large-cap categories, though not necessarily by wide margins. Small-cap growth stocks had the widest spread, with the Russell 2000 Growth Index returning 29.09% and the Russell 2000 Value Index returning 24.50%. By comparison, the Russell Midcap Growth Index returned 26.38%, compared to the Russell Midcap Value Index returning 24.75%, while the Russell 1000 Growth Index returned 16.71%, against the Russell 1000 Value Index return of 15.51%.

On the international side, the MSCI EAFE Index (Gross) returned 8.21%, while the MSCI EAFE Growth Index returned 12.60%, followed by the MSCI EAFE Value Index, which returned 3.81%. Here again, growth outpaced value, but the best performing index on the international level was the MSCI Emerging Markets Index, which returned 19.20%.

Sectors

All sectors in the U.S. equity markets had positive absolute returns. Consumer Discretionary and Industrials were the best performing sectors, followed by Materials, Energy, and Telecommunications, which also had solid returns. Sectors with low, but still positive returns included Health Care, Utilities, and Information Technology.

Top performing sectors at the international level were Industrials, Consumer Discretionary, and Materials. Utilities and Financials posted negative returns and were the poorest performers on an international level.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

Schwab California Municipal Money Fund & Schwab California AMT Tax-Free Money Fund 3

Fund Management

Kevin Shaughnessy, CFA, a managing director and portfolio manager of the investment adviser, has overall responsibility for the management of the funds. He joined the firm in 2000 and has worked in fixed-income and asset management since 1993.

Cameron Ullyatt, CFA, a portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the funds. He joined the firm in June 2008 and has worked in fixed-income asset management since 1999.

4 Schwab California Municipal Money Fund & Schwab California AMT Tax-Free Money Fund

State Investment Environment

California’s budget for fiscal 2011 (7/1/10-6/30/11) was approved on October 8, 2010, the latest on record. The budget addressed what was projected to be a $19 billion general fund budget gap with $7.8 billion of spending cuts, $5.4 billion of projected new federal revenues and $6 billion of transfers and other solutions. In November 2010, the State’s Legislative Analyst’s Office concluded that some of the budget solutions would not be achieved, including the receipt of $3.5 billion of additional federal revenues and many of the spending reduction targets. If unaddressed, the Office projected that the state would end fiscal 2011 with a $6.1 billion deficit, which is equal to about 7% of annual spending.

On January 10, 2011, newly elected Governor Brown introduced his spending plan for fiscal 2012, which begins on July 1, 2011. The plan identified a projected budget gap of over $25 billion, as the state continues its multi-year struggle to match recurring revenues with spending as well as the expiration of federal stimulus programs and temporary tax measures adopted in early 2009. The Governor’s plan closes the gap with $12 billion of taxes and fees, mostly by asking the Legislature and voters to extend temporary rate increases, $12.5 billion of spending cuts, and $1.9 billion of other solutions. The proposed budget cuts could have an impact on the state’s local governments, especially the counties, who currently share responsibilities with the state for public safety and social services. Absent voter support for the tax package, the cuts could be particularly challenging for other local units, including school districts which rely on state funds for nearly 60% of their operating revenues.

As in other states, many of the state’s cities, counties, school districts, as well as water and sewer systems, public and private universities, and non-profit health systems issue bonds. California’s weakened economy and state budget cuts have had varying impacts on the credit quality of these issuers. While California school districts and community college districts receive, in aggregate, over 50% of their total funding from the state, their general obligation bonds are secured by dedicated local property tax levies. Many local tax bases have been stable but the areas that experienced the most development in recent years have reported substantial tax base declines. Cities and counties also receive state funds for specific programs, but their general obligation debt is also secured by dedicated local property tax levies. Many counties, including Los Angeles, San Diego, and Santa Clara, have managed to maintain their strong financial profiles, making their own budget reductions in response to weakened local revenue growth and state cuts. The City of Los Angeles struggled to rebalance its budget in fiscal 2010, resulting in modest rating downgrades from Moody’s, Standard & Poor’s and Fitch, but it too, is realigning its spending to recurring revenues.

In contrast, California’s essential service enterprises and healthcare providers, such as the Metropolitan Water District of Southern California, the East Bay Municipal Utility District, the Bay Area Toll Authority and Kaiser Permanente are funded with independent revenues received from services they provide, which have helped insulate them from the state’s financial difficulties.

California’s economy is slowly emerging from a deep and long recession, the sharpest since the Great Depression. The State gained only 12,400 jobs from November 2009 to November 2010, or 0.1%, but that is a significant improvement relative to the 902,100 jobs lost in 2009. California’s unemployment rate was near a record at 12.4% in November 2010, up from 12.3% in November 2009. It was tied with Michigan for second highest in the country, behind only Nevada.

State general obligations have a continuing appropriation and a constitutional priority over most state spending. However, as of December 31, 2010, the funds did not hold any unenhanced State of California general obligation or appropriation securities.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

Schwab California Municipal Money Fund & Schwab California AMT Tax-Free Money Fund 5

Schwab California Municipal Money Fund™

Schwab California Municipal Money Fund (the fund) seeks the highest current income that is consistent with stability of capital and liquidity, and is exempt from federal and California personal income tax.

During the 12-month reporting period that ended December 31, 2010, the fund provided safety and liquidity to shareholders, while emphasizing credit quality. The fund’s investment adviser and its affiliates continued to voluntarily waive certain fees or expenses to maintain a positive net yield for each share class of the fund.* Please read more about the yield and other important characteristics of the fund in the charts and footnotes following this discussion.

The downward pressure on the fund’s yield, as well as for municipal money market funds in general, came from a few sources. The Federal Reserve’s ongoing commitment to keep the federal funds rate in the low range of 0%–0.25% for an extended period resulted in less supply at the short-end of the municipal yield curve as many issuers sought to take advantage of low, long-term interest rates by issuing longer-term securities. The pressure on money market fund yields that resulted from this decline in supply was further exacerbated by an increase in demand from crossover buyers. Recent changes by the Securities and Exchange Commission imposed new minimum liquidity requirements on money market funds resulting in taxable money market funds purchasing short-term, tax-exempt securities to meet the new requirements. This added demand put downward pressure on the already low tax-exempt money market yields. The Security Industry and Financial Markets Association Municipal Swap Index (SIFMA index), which is the benchmark rate for most municipal floating-rate instruments, averaged 0.26% for 2010 compared to 0.41% for 2009.

Most of the fund’s assets were allocated to liquid securities with maturities of 15 days or less. However, in light of the managers’ expectation that interest rates would remain low, some of the fund’s assets were invested in high-quality, longer-duration notes and commercial paper. In addition, the fund held 2.2% of its net assets in Variable Rate Demand Preferred Shares issued by closed-end municipal bond funds at the end of the reporting period.

The fund’s weighted average maturity (WAM) was lower during the first half of the reporting period than it was in the second half when supply of longer maturities rose in line with traditional seasonal patterns. Specifically, the fund increased its allocation to fixed-rate notes maturing in 6–13 months, and funded the purchases by selling shorter-term variable rate demand notes.

As of 12/31/10:
 Portfolio Composition by Maturity1

% of Investments

1-15 Days	68.8%
16-30 Days	3.5%
31-60 Days	4.4%
61-90 Days	1.7%
91-120 Days	2.6%
More than 120 Days	19.0%

 Statistics

Weighted Average Maturity[2]	50 Days
Credit Quality of Holdings[3] % of portfolio	100% Tier 1
Credit-Enhanced Securities % of portfolio	53%

 Portfolio Composition by Security Type4

% of Investments

Tender Option Bonds	39.9%
Variable Rate Demand Obligations	26.6%
Commercial Paper	19.6%
Fixed Rate Notes	11.1%
Other	2.8%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, please see Note 4 of the Financial Notes section.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Portfolio Composition is calculated using the Par Value of Investments.

6 Schwab California Municipal Money Fundtm

Performance and Fund Facts as of 12/31/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-Day Average Yield Trend for previous 12 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

	Schwab California
	Municipal Money Fund
		Value Advantage
	Sweep Shares	Shares®

Ticker Symbol	SWCXX	SWKXX
Minimum Initial Investment[1]	*	$25,000[2]

Seven-Day Yield[3]	0.01%	0.01%

Seven-Day Yield—Without Contractual Expense Limitation[4]	-0.08%	-0.10%

Seven-Day Effective Yield[3]	0.01%	0.01%

Seven-Day Taxable-Equivalent Effective Yield[3,5]	0.02%	0.02%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	Subject to the eligibility terms and conditions of your Schwab account agreement.
[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Minimum initial investment for IRA and custodial accounts is $15,000. Municipal money funds are generally not appropriate investments for IRAs and other tax-deferred accounts. Please consult with your tax advisor about your situation.
[3]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit each share class’ total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for each share class of the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. Please see Note 4 in the Financial Notes section for additional details.
[4]	Yield does not reflect the effect of the contractual expense limitation but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.22% and 0.07% to the seven-day yields of the Sweep Shares and Value Advantage Shares, respectively.
[5]	Taxable-equivalent effective yield assumes a 2010 maximum combined federal regular income and California state personal income tax rate of 45.55%. Investment income may be subject to the Alternative Minimum Tax.

Schwab California Municipal Money Fundtm 7

Schwab California AMT Tax-Free Money Fund™

Schwab California AMT Tax-Free Money Fund (the fund) seeks the highest current income exempt from federal and California personal income tax that is consistent with stability of capital and liquidity.

During the 12-month reporting period that ended December 31, 2010, the fund provided safety and liquidity to shareholders, while emphasizing credit quality. The fund’s investment adviser and its affiliates continued to voluntarily waive certain fees or expenses to maintain a positive net yield for the fund.* Please read more about the yield and other important characteristics of the fund in the charts and footnotes following this discussion.

The downward pressure on the fund’s yield, as well as for municipal money market funds in general, came from a few sources. The Federal Reserve’s ongoing commitment to keep the federal funds rate in the low range of 0%–0.25% for an extended period resulted in less supply at the short-end of the municipal yield curve as many issuers sought to take advantage of low, long-term interest rates by issuing longer-term securities. The pressure on money market fund yields that resulted from this decline in supply was further exacerbated by an increase in demand from crossover buyers. Recent changes by the Securities and Exchange Commission imposed new minimum liquidity requirements on money market funds resulting in taxable money market funds purchasing short-term, tax-exempt securities to meet the new requirements. This added demand put downward pressure on the already low tax-exempt money market yields. The Security Industry and Financial Markets Association Municipal Swap Index (SIFMA index), which is the benchmark rate for most municipal floating-rate instruments, averaged 0.26% for 2010 compared to 0.41% for 2009.

Most of the fund’s assets were allocated to liquid securities with maturities of 15 days or less. However, in light of the managers’ expectation that interest rates would remain low, some of the fund’s assets were invested in high-quality, longer-duration notes and commercial paper.

The fund’s weighted average maturity (WAM) was lower during the first half of the reporting period than it was in the second half when supply of longer maturities rose in line with traditional seasonal patterns. Specifically, the fund increased its allocation to fixed-rate notes maturing in 6–13 months, and funded the purchases by selling shorter-term variable rate demand notes.

As of 12/31/10:
 Portfolio Composition by Maturity1

% of Investments

1-15 Days	55.9%
16-30 Days	5.7%
31-60 Days	15.0%
61-90 Days	0.0%
91-120 Days	4.5%
More than 120 Days	18.9%

 Statistics

Weighted Average Maturity[2]	50 Days
Credit Quality of Holdings[3] % of portfolio	100% Tier 1
Credit-Enhanced Securities % of portfolio	35%

 Portfolio Composition by Security Type4

% of Investments

Tender Option Bonds	40.5%
Variable Rate Demand Obligations	9.9%
Commercial Paper	22.8%
Fixed Rate Notes	18.3%
Other	8.5%
Total	100.0%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

*	The investment adviser and its affiliates may recapture expenses or fees they voluntarily waived until the third anniversary of the end of the fiscal year in which such waiver occurs, subject to certain limitations. For more information on the potential impact of such recapture on future yields, please see Note 4 of the Financial Notes section.
[1]	As shown in the Portfolio Holdings section of the shareholder report.
[2]	Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
[3]	Based on ratings from Moody’s Investors Service, Standard & Poor’s Corp. and/or Fitch Ratings or, if unrated, is determined to be of comparable quality. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies. The fund itself has not been rated by an independent credit rating agency.
[4]	Portfolio Composition is calculated using the Par Value of Investments.

8 Schwab California AMT Tax-Free Money Fundtm

Performance and Fund Facts as of 12/31/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than performance data quoted. To obtain more current performance information, please visit www.schwabfunds.com/prospectus.

 Weighted Average Maturity Trend for previous 12 months

Money funds must maintain a dollar-weighted average maturity of no longer than 60 days (effective June 30, 2010), and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

 7-Day Average Yield Trend for previous 24 months

 Seven-Day Yields

The seven-day yield is the income generated by the fund’s portfolio holdings minus the fund’s operating expenses. The seven-day yields are calculated using standard SEC formulas. The effective yield includes the effect of reinvesting daily dividends. Please remember that money market fund yields fluctuate.

Schwab California
AMT Tax-Free Money Fund
Value Advantage
Shares®

Ticker Symbol	SNKXX
Minimum Initial Investment[1]	$25,000[2]

Seven-Day Yield[3]	0.01%

Seven-Day Yield—Without Contractual Expense Limitation[4]	-0.17%

Seven-Day Effective Yield[3]	0.01%

Seven-Day Taxable-Equivalent Effective Yield[3,5]	0.02%

An investment in a money fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a money fund.

Portfolio holdings may have changed since the report date.

[1]	Please see prospectus for further detail and eligibility requirements.
[2]	Minimum initial investment for IRA and custodial accounts is $15,000. Municipal money funds are generally not appropriate investments for IRAs and other tax-deferred accounts. Please consult with your tax advisor about your situation.
[3]	Yield reflects the effect of the fund’s agreement with the investment adviser and its affiliates to limit the fund’s total annual operating expenses to certain levels (contractual expense limitation). In addition, the investment adviser and its affiliates have voluntarily waived expenses in excess of the contractual expense limitation to maintain a positive net yield for the fund (voluntary expense waiver). Without the contractual expense limitation and the voluntary expense waiver, the fund’s yield would have been lower. Please see Note 4 in the Financial Notes section for additional details.
[4]	Yield does not reflect the effect of the contractual expense limitation but does reflect the effect of the voluntary expense waiver. The voluntary expense waiver added 0.05% to the seven-day yield.
[5]	Taxable-equivalent effective yield assumes a 2010 maximum combined federal regular income and California state personal income tax rate of 45.55%. Investment income may be subject to the Alternative Minimum Tax.

Schwab California AMT Tax-Free Money Fundtm 9

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the period beginning July 1, 2010 and held through December 31, 2010.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 7/1/10	at 12/31/10	7/1/10–12/31/10

Schwab California Municipal Money Fundtm
Sweep Shares
Actual Return	0.33%	$1,000	$1,000.10	1.66
Hypothetical 5% Return	0.33%	$1,000	$1,023.54	1.68
Value Advantage Shares®
Actual Return	0.33%	$1,000	$1,000.10	1.66
Hypothetical 5% Return	0.33%	$1,000	$1,023.54	1.68

Schwab California AMT Tax-Free Money Fundtm
Actual Return	0.35%	$1,000	$1,000.10	1.76
Hypothetical 5% Return	0.35%	$1,000	$1,023.44	1.79

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights, which covers a 12-month period.
[2]	Expenses for each fund or share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 365 days of the fiscal year.

10 Schwab California Municipal Money Fund & Schwab California AMT Tax-Free Money Fund

Schwab California Municipal Money Fund™

Financial Statements

Financial Highlights

	1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–
Sweep Shares	12/31/10		12/31/09		12/31/08	12/31/07	12/31/06

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.02	0.03	0.03
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.02	0.03	0.03
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)
Distributions from net realized gains	(0.00)[1]		(0.00)[1]		—	—	—

Total distributions	(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)

Net asset value at end of period	1.00		1.00		1.00	1.00	1.00

Total return (%)	0.02		0.10		1.67	3.02	2.79

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.33	[2]	0.54	[2,3]	0.60	0.63	0.64
Gross operating expenses	0.69		0.72		0.70	0.69	0.82
Net investment income (loss)	0.01		0.10		1.65	2.98	2.77
Net assets, end of period ($ x 1,000,000)	5,507		5,517		6,019	5,745	4,539

	1/1/10–		1/1/09–		1/1/08–	1/1/07–	1/1/06–
Value Advantage Shares	12/31/10		12/31/09		12/31/08	12/31/07	12/31/06

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00	1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[1]	0.00	[1]	0.02	0.03	0.03
Net realized and unrealized gains (losses)	0.00	[1]	0.00	[1]	—	—	—

Total from investment operations	0.00	[1]	0.00	[1]	0.02	0.03	0.03
Less distributions:
Distributions from net investment income	(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)
Distributions from net realized gains	(0.00)[1]		(0.00)[1]		—	—	—

Total distributions	(0.00)[1]		(0.00)[1]		(0.02)	(0.03)	(0.03)

Net asset value at end of period	1.00		1.00		1.00	1.00	1.00

Total return (%)	0.02		0.18		1.83	3.21	2.99

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.33	[2]	0.47	[2,3]	0.45	0.45	0.45
Gross operating expenses	0.56		0.59		0.56	0.56	0.58
Net investment income (loss)	0.01		0.20		1.83	3.16	2.95
Net assets, end of period ($ x 1,000,000)	1,399		2,213		3,923	5,267	4,201

1 Per-share amount was less than $0.01.
2 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)
3 The ratio of net operating expenses would have been 0.51% for Sweep Shares and 0.43% for Value Advantage Shares, respectively, if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.

See financial notes 11

 Schwab California Municipal Money Fund

Portfolio Holdings as of December 31, 2010

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting Schwab’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

			Cost	Value
Holdings by Category			($)	($)

98.0%		Municipal Securities	6,766,648,746	6,766,648,746
2.2%		Other Investments	152,500,000	152,500,000

100.2%		Total Investments	6,919,148,746	6,919,148,746
(0	.2)%	Other Assets and Liabilities, Net		(12,769,359)

100.0%		Net Assets		6,906,379,387

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)

Municipal Securities 98.0% of net assets

California 97.6%
ABAG Finance Auth
M/F Housing RB (Bachenheimer Building) Series 2002A	a,b	0.35%		01/07/11	7,620,000	7,620,000
M/F Housing RB (Darling Florist Building) Series 2002A	a,b	0.35%		01/07/11	4,710,000	4,710,000
M/F Housing RB (GAIA Building) Series 2000A	a,b	0.35%		01/07/11	2,100,000	2,100,000
M/F Housing RB (Mountain View Apts) Series 1997A	a,b	0.50%		01/07/11	5,365,000	5,365,000
M/F Housing Refunding RB (The Berkeleyan) Series 2003A	a,b	0.35%		01/07/11	3,790,000	3,790,000
RB (899 Charleston) Series 2007	a,b	0.32%		01/03/11	3,010,000	3,010,000
RB (Acacia Creek at Union City) Series 2008A	a,c	0.32%		01/03/11	4,900,000	4,900,000
RB (Pacific Primary) Series 2008	a,b	0.45%		01/07/11	4,550,000	4,550,000
RB (Public Policy Institute) Series 2001A	a,b	0.36%		01/07/11	12,705,000	12,705,000
Refunding RB (Eskaton Properties) Series 2008A	a,b	0.35%		01/07/11	10,750,000	10,750,000
Refunding RB (Eskaton Properties) Series 2008B	a,b	0.35%		01/07/11	15,200,000	15,200,000
Alameda Cnty IDA
RB (Aitchison Family) Series 1993A	a,b	0.34%		01/07/11	2,320,000	2,320,000
RB (JMS Family) Series 1995A	a,b	0.34%		01/07/11	1,000,000	1,000,000
Alameda Cnty Jt Powers Auth
Lease Revenue CP Notes Series A	b	0.32%		02/04/11	8,000,000	8,000,000
Alameda Corridor Transportation Auth
Sr Lien RB Series 1999A	a,b,c,d	0.34%		01/07/11	29,389,000	29,389,000
Anaheim Housing Auth
M/F Housing RB (Casa Granada Apts) Series 1997A	a,b	0.35%		01/07/11	3,195,000	3,195,000
M/F Housing RB (Port Trinidad Apts) Series 1997C	a,b	0.35%		01/07/11	1,740,000	1,740,000
M/F Housing Refunding RB (Sage Park) Series 1998A	a,b	0.33%		01/07/11	5,500,000	5,500,000
Anaheim Public Financing Auth
RB (Electric System Distribution Facilities) Series 2007A	a,b,c,d	0.35%		01/07/11	15,000,000	15,000,000
RB (Electric System Distribution Facilities) Series 2009A	a,c,d	0.34%		01/07/11	7,500,000	7,500,000
Second Lien RB (Electric System Distribution Facilities) Series 2004	a,b,c,d	0.35%		01/07/11	2,795,000	2,795,000
Sub Lease RB Series 1997C	a,b,c,d	0.34%		01/07/11	15,321,000	15,321,000
Anaheim Redevelopment Agency
Tax Allocation Refunding Bonds Series 2007A	a,b,c,d	0.34%		01/07/11	5,280,000	5,280,000
Bakersfield
Wastewater RB Series 2007A	a,c,d	0.35%		01/07/11	3,500,000	3,500,000
	a,c,d	0.40%		01/07/11	10,630,000	10,630,000

12 See financial notes

 Schwab California Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
Bay Area Toll Auth
Toll Bridge RB Series 2006F	a,c,d	0.34%		01/07/11	19,485,000	19,485,000
Toll Bridge RB Series 2006F&2007F	a,c,d	0.34%		01/07/11	2,830,000	2,830,000
Toll Bridge RB Series 2007F	a,c,d	0.34%		01/07/11	7,245,000	7,245,000
Toll Bridge RB Series 2007F, 2008F1, 2009F1	a,c,d	0.34%		01/07/11	29,275,000	29,275,000
Toll Bridge RB Series 2008F1	a,c,d	0.34%		01/07/11	5,000,000	5,000,000
	c,d	0.43%		07/28/11	9,880,000	9,880,000
Toll Bridge RB Series 2009F1	a,c,d	0.40%		01/07/11	18,345,000	18,345,000
	c,d	0.50%		01/27/11	28,080,000	28,080,000
Toll Bridge Sub RB Series 2010S2	b,c,d	0.43%		07/28/11	23,275,000	23,275,000
Calabasas Community Facilities District No. 2001-1
Special Tax Refunding Bonds Series 2001	b	6.25%		09/01/11	5,780,000	6,117,332
California
Economic Recovery Bonds Series 2004C1	a,b	0.30%		01/03/11	11,950,000	11,950,000
Economic Recovery Bonds Series 2004C3	a,b	0.27%		01/03/11	4,240,000	4,240,000
GO Bonds	a,b,c,d	0.32%		01/07/11	10,195,000	10,195,000
	a,b,c,d	0.34%		01/07/11	52,020,000	52,020,000
	b,c,d	0.45%		06/23/11	23,825,000	23,825,000
GO Bonds Series CB	a,c,d	0.38%		01/07/11	8,790,000	8,790,000
GO CP Notes	b	0.32%		01/04/11	61,400,000	61,400,000
	b	0.34%		01/10/11	80,850,000	80,850,000
	b	0.34%		01/11/11	15,000,000	15,000,000
	b	0.35%		01/11/11	116,505,000	116,505,000
	b	0.34%		01/12/11	7,566,000	7,566,000
	b	0.35%		01/12/11	11,295,000	11,295,000
GO Refunding Bonds	a,b,c,d	0.32%		01/07/11	19,995,000	19,995,000
	b,c,d	0.43%		08/04/11	13,300,000	13,300,000
GO Refunding Bonds Series 2007	a,b,c,d	0.34%		01/07/11	9,333,000	9,333,000
California Dept of Water Resources
Water System RB (Central Valley) Series AE	a,c,d	0.34%		01/07/11	12,605,000	12,605,000
California Economic Development Financing Auth
Airport Facilities RB (Mercury Air Group) Series 1998	a,b	0.53%		01/07/11	8,000,000	8,000,000
IDRB (Calco) Series 1997	a,b	0.45%		01/07/11	1,120,000	1,120,000
California Education Notes Program
Note Participation Fiscal Year 2010-2011 Series A		2.00%		07/01/11	16,000,000	16,113,581
California Educational Facilities Auth
RB (Univ of San Diego) Series 1999 & Refunding RB (Loyola Marymount Univ) Series 2001A	a,b,c,d	0.34%		01/07/11	7,776,000	7,776,000
RB (Univ of Southern California) Series 2007A	a,c,d	0.32%		01/07/11	8,820,000	8,820,000
RB (Univ of Southern California) Series 2009A	a,c,d	0.29%		01/03/11	470,000	470,000
RB (Univ of Southern California) Series 2009B	a,c,d	0.34%		01/07/11	19,900,000	19,900,000
California Enterprise Development Finance Auth
RB (Sconza Candy) Series 2008A	a,b	0.36%		01/07/11	10,000,000	10,000,000
California Health Facilities Financing Auth
RB (Children’s Hospital Los Angeles) Series 2010B	a,b	0.31%		01/03/11	6,200,000	6,200,000
RB (Kaiser Permanente) Series 2006E		0.38%		03/10/11	30,000,000	30,000,000
		0.38%		08/10/11	2,500,000	2,500,000
RB (Providence Health Services) Series 2008C	a,c,d	0.34%		01/07/11	5,020,000	5,020,000
RB (Providence Health Services) Series 2009B	a,c,d	0.40%		01/07/11	35,025,000	35,025,000
RB (St. Joseph Health System) Series 2009A	a,c,d	0.34%		01/07/11	11,565,000	11,565,000
RB (Sutter Health) Series 1999A	a,b,c,d	0.34%		01/07/11	19,300,000	19,300,000
California HFA
Home Mortgage RB Series 2002J	a,b	0.33%		01/07/11	15,270,000	15,270,000
Home Mortgage RB Series 2006F	a,b	0.33%		01/07/11	2,550,000	2,550,000
Home Mortgage RB Series 2008C	a,b	0.33%		01/07/11	3,700,000	3,700,000
Home Mortgage RB Series 2008F	a,b	0.33%		01/07/11	16,000,000	16,000,000
California Infrastructure & Economic Development Bank
First Lien RB (Bay Area Toll Bridges Seismic Retrofit) Series 2003A	a,b,c,d	0.34%		01/07/11	67,340,000	67,340,000
	a,b,c,d	0.40%		01/07/11	31,025,000	31,025,000
IDRB (Alegacy Foodservice Products Group & Eagleware Manufacturing) Series 2005	a,b	0.35%		01/07/11	5,385,000	5,385,000
IDRB (American-De Rosa Lamp Arts) Series 1999	a,b	0.39%		01/07/11	4,950,000	4,950,000
IDRB (Fairmont Sign) Series 2000A	a,b	0.49%		01/07/11	4,250,000	4,250,000
IDRB (Nelson Name Plate) Series 1999	a,b	0.57%		01/07/11	1,550,000	1,550,000

See financial notes 13

 Schwab California Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
RB (J. Paul Getty Trust) Series 2004A		4.00%		12/01/11	2,380,000	2,456,988
RB (Orange Cnty Performing Arts Center) Series 2008A	a,b	0.31%		01/03/11	13,400,000	13,400,000
RB (St. Margaret’s Episcopal School) Series 2008	a,b	0.50%		01/01/11	12,230,000	12,230,000
RB (The RAND Corp) Series 2008B	a,b	0.31%		01/03/11	6,000,000	6,000,000
Refunding RB (J. Paul Getty Trust) Series 2007A4		1.65%		04/01/11	4,120,000	4,130,206
Refunding RB (PG&E) Series 2009B	a,b	0.29%		01/03/11	4,990,000	4,990,000
California Pollution Control Financing Auth
Pollution Control Refunding RB (PG&E) Series 1996E	a,b	0.26%		01/03/11	7,820,000	7,820,000
Pollution Control Refunding RB (PG&E) Series 1996F	a,b	0.26%		01/03/11	3,800,000	3,800,000
Refunding RB (PG&E) Series 1996C	a,b	0.29%		01/03/11	9,400,000	9,400,000
Refunding RB (PG&E) Series 1997B	a,b	0.31%		01/03/11	4,400,000	4,400,000
Solid Waste Disposal RB (Ag Resources III) Series 2004	a,b	0.39%		01/07/11	5,570,000	5,570,000
Solid Waste Disposal RB (Agrifab) Series 2003	a,b	0.36%		01/07/11	5,800,000	5,800,000
Solid Waste Disposal RB (Alameda Cnty Industries) Series 2000A	a,b	0.39%		01/07/11	3,330,000	3,330,000
Solid Waste Disposal RB (Athens Disposal) Series 1995A	a,b	0.36%		01/07/11	7,500,000	7,500,000
Solid Waste Disposal RB (Athens Disposal) Series 1999A	a,b	0.36%		01/07/11	3,685,000	3,685,000
Solid Waste Disposal RB (Athens Services) Series 2001A	a,b	0.36%		01/07/11	2,895,000	2,895,000
Solid Waste Disposal RB (Athens Services) Series 2010	a,b	0.32%		01/07/11	10,000,000	10,000,000
Solid Waste Disposal RB (Atlas Disposal) Series 1999A	a,b	0.36%		01/07/11	4,534,000	4,534,000
Solid Waste Disposal RB (AVI-PGS) Series 2008A	a,b	0.36%		01/07/11	4,735,000	4,735,000
Solid Waste Disposal RB (BLT Enterprises of Sacramento) Series 1999A	a,b	0.36%		01/07/11	5,815,000	5,815,000
Solid Waste Disposal RB (Burrtec Waste & Recycling Services) Series 2006A	a,b	0.34%		01/07/11	15,525,000	15,525,000
Solid Waste Disposal RB (Burrtec Waste Group) Series 2004	a,b	0.34%		01/07/11	3,520,000	3,520,000
Solid Waste Disposal RB (Burrtec Waste Group) Series 2006A	a,b	0.34%		01/07/11	14,845,000	14,845,000
Solid Waste Disposal RB (Burrtec Waste Group) Series 2008A	a,b	0.34%		01/07/11	8,380,000	8,380,000
Solid Waste Disposal RB (Burrtec Waste Industries) Series 1997B	a,b	0.34%		01/07/11	1,500,000	1,500,000
Solid Waste Disposal RB (Burrtec Waste Industries) Series 2000A	a,b	0.34%		01/07/11	4,705,000	4,705,000
Solid Waste Disposal RB (Burrtec Waste Industries) Series 2002A	a,b	0.34%		01/07/11	6,260,000	6,260,000
Solid Waste Disposal RB (California Waste Solutions) Series 2002A	a,b	0.36%		01/07/11	6,275,000	6,275,000
Solid Waste Disposal RB (California Waste Solutions) Series 2004A	a,b	0.36%		01/07/11	2,355,000	2,355,000
Solid Waste Disposal RB (California Waste Solutions) Series 2007A	a,b	0.36%		01/07/11	21,435,000	21,435,000
Solid Waste Disposal RB (Cedar Avenue Recycling & Transfer Station) Series 2003A	a,b	0.36%		01/07/11	1,840,000	1,840,000
Solid Waste Disposal RB (CR&R) Series 2006A	a,b	0.39%		01/07/11	7,840,000	7,840,000
Solid Waste Disposal RB (CR&R) Series 2007A	a,b	0.39%		01/07/11	10,305,000	10,305,000
Solid Waste Disposal RB (Crown Disposal) Series 2010A	a,b	0.35%		01/07/11	2,825,000	2,825,000
Solid Waste Disposal RB (Desert Properties) Series 2006B	a,b	0.39%		01/07/11	2,245,000	2,245,000
Solid Waste Disposal RB (EDCO Disposal) Series 1996A	a,b	0.34%		01/07/11	2,200,000	2,200,000
Solid Waste Disposal RB (EDCO Disposal) Series 2004A	a,b	0.34%		01/07/11	14,180,000	14,180,000
Solid Waste Disposal RB (EDCO Disposal) Series 2007A	a,b	0.34%		01/07/11	14,620,000	14,620,000
Solid Waste Disposal RB (Escondido Disposal/Jemco Equipment) Series 1998A	a,b	0.34%		01/07/11	6,615,000	6,615,000
Solid Waste Disposal RB (Garaventa Enterprises) Series 2006A	a,b	0.36%		01/07/11	7,770,000	7,770,000
Solid Waste Disposal RB (Garaventa Enterprises) Series 2008A	a,b	0.36%		01/07/11	14,860,000	14,860,000
Solid Waste Disposal RB (Garden City Sanitation) Series 2009A	a,b	0.35%		01/07/11	10,050,000	10,050,000
Solid Waste Disposal RB (Garden City Sanitation) Series 2009B	a,b	0.38%		01/07/11	5,000,000	5,000,000
Solid Waste Disposal RB (GreenTeam of San Jose) Series 1997A	a,b	0.33%		01/07/11	320,000	320,000
Solid Waste Disposal RB (GreenTeam of San Jose) Series 2001A	a,b	0.33%		01/07/11	3,305,000	3,305,000
Solid Waste Disposal RB (GreenWaste of Tehama) Series 1999A	a,b	0.33%		01/07/11	445,000	445,000
Solid Waste Disposal RB (GreenWaste Recovery) Series 2006A	a,b	0.42%		01/07/11	2,475,000	2,475,000
Solid Waste Disposal RB (GreenWaste Recovery) Series 2007A	a,b	0.42%		01/07/11	9,990,000	9,990,000
Solid Waste Disposal RB (Madera Disposal Systems) Series 1998A	a,b	0.33%		01/07/11	1,800,000	1,800,000
Solid Waste Disposal RB (Marin Sanitary Service) Series 2006A	a,b	0.42%		01/07/11	3,010,000	3,010,000
Solid Waste Disposal RB (Mid-Valley Disposal) Series 2006A	a,b	0.39%		01/07/11	2,945,000	2,945,000
Solid Waste Disposal RB (Mill Valley Refuse Service) Series 2003A	a,b	0.36%		01/07/11	1,400,000	1,400,000
Solid Waste Disposal RB (Mission Trail Waste Systems) Series 2010A	a,b	0.38%		01/07/11	3,140,000	3,140,000
Solid Waste Disposal RB (Mottra Corp) Series 2002A	a,b	0.39%		01/07/11	955,000	955,000

14 See financial notes

 Schwab California Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
Solid Waste Disposal RB (Napa Recycling & Waste Services) Series 2005A	a,b	0.39%		01/07/11	3,210,000	3,210,000
Solid Waste Disposal RB (Northern Recycling & Waste Services) Series 2007A	a,b	0.39%		01/07/11	2,840,000	2,840,000
Solid Waste Disposal RB (Orange Ave Disposal) Series 2002A	a,b	0.36%		01/07/11	5,010,000	5,010,000
Solid Waste Disposal RB (Placer Cnty Eastern Regional Sanitary Landfill) Series 2003A	a,b	0.36%		01/07/11	3,200,000	3,200,000
Solid Waste Disposal RB (Rainbow Disposal) Series 2006A	a,b	0.39%		01/07/11	8,910,000	8,910,000
Solid Waste Disposal RB (Ratto Group of Companies) Series 2001A	a,b	0.36%		01/07/11	2,910,000	2,910,000
Solid Waste Disposal RB (Ratto Group of Companies) Series 2007A	a,b	0.42%		01/07/11	18,010,000	18,010,000
Solid Waste Disposal RB (Sanco Services) Series 2002A	a,b	0.34%		01/07/11	4,665,000	4,665,000
Solid Waste Disposal RB (Santa Clara Valley Industries) Series 1998A	a,b	0.42%		01/07/11	1,065,000	1,065,000
Solid Waste Disposal RB (Solag Disposal) Series 1997A	a,b	0.39%		01/07/11	2,135,000	2,135,000
Solid Waste Disposal RB (South Bay Recycling) Series 2010B	a,b	0.35%		01/07/11	3,140,000	3,140,000
Solid Waste Disposal RB (South Tahoe Refuse) Series 2008A	a,b	0.39%		01/07/11	4,970,000	4,970,000
Solid Waste Disposal RB (Specialty Solid Waste & Recycling) Series 2001A	a,b	0.42%		01/07/11	100,000	100,000
Solid Waste Disposal RB (Talco Plastics) Series 1997A	a,b	0.34%		01/07/11	2,500,000	2,500,000
Solid Waste Disposal RB (Upper Valley Disposal Service) Series 2008A	a,b	0.39%		01/07/11	1,760,000	1,760,000
Solid Waste Disposal RB (Valley Vista Services) Series 2003A	a,b	0.42%		01/07/11	1,615,000	1,615,000
Solid Waste Disposal RB (Valley Vista Services) Series 2007A	a,b	0.42%		01/07/11	2,920,000	2,920,000
Solid Waste Disposal RB (Vanderham Family Trust - J&D Wilson & Sons Dairy) Series 2004	a,b	0.39%		01/07/11	2,500,000	2,500,000
Solid Waste Disposal RB (West Valley MRF) Series 1997A	a,b	0.39%		01/07/11	840,000	840,000
Solid Waste Disposal RB (Zanker Road Landfill) Series 1999C	a,b	0.42%		01/07/11	2,450,000	2,450,000
Solid Waste Disposal Refunding RB (MarBorg Industries) Series 2009A	a,b	0.35%		01/07/11	3,630,000	3,630,000
California Public Works Board
Lease RB (Univ of California) Series 2009E	a,c,d	0.34%		01/07/11	5,290,000	5,290,000
Lease Refunding RB (Univ of California) Series 2007A	a,c,d	0.34%		01/07/11	33,080,000	33,080,000
	a,c,d	0.37%		01/07/11	8,825,000	8,825,000
California School Cash Reserve Program Auth
Bonds 2010-2011 Series C		2.00%		03/01/11	6,155,000	6,168,883
Bonds 2010-2011 Series F		2.00%		06/01/11	34,210,000	34,399,666
California State Univ
CP Series A	b	0.30%		01/10/11	21,149,000	21,149,000
	b	0.29%		02/02/11	10,311,000	10,311,000
	b	0.29%		02/03/11	8,625,000	8,625,000
Systemwide RB Series 2007A	a,b,c,d	0.34%		01/07/11	9,210,000	9,210,000
	a,b,c,d	0.36%		01/07/11	24,750,000	24,750,000
Systemwide RB Series 2008A	a,b,c,d	0.35%		01/07/11	5,685,000	5,685,000
California Statewide Communities Development Auth
Gas Supply RB Series 2010	a,b	0.34%		01/07/11	25,000,000	25,000,000
IDRB (RL Group) Series 1998C	a,b	0.39%		01/07/11	1,260,000	1,260,000
M/F Housing RB (Campus Pointe Apts) Series 2008J	a,b	0.35%		01/07/11	7,550,000	7,550,000
M/F Housing RB (Charter Court Apts) Series 2008L	a,b	0.35%		01/07/11	11,400,000	11,400,000
M/F Housing RB (Creekside at MeadowPark Apts) Series 2002HH	a,b	0.33%		01/07/11	9,295,000	9,295,000
M/F Housing RB (Cypress Villa Apts) Series 2000F	a,b	0.34%		01/07/11	4,725,000	4,725,000
M/F Housing RB (Dublin Ranch Sr Apts) Series 2006G	a,b	0.33%		01/07/11	5,010,000	5,010,000
M/F Housing RB (Emerald Gardens Apts) Series 2000E	a,b	0.33%		01/07/11	7,320,000	7,320,000
M/F Housing RB (Fairway Family Apts) Series 2003PP	a,b	0.32%		01/07/11	5,000,000	5,000,000
M/F Housing RB (Fairway Family Apts) Series 2006H	a,b	0.33%		01/07/11	7,000,000	7,000,000
M/F Housing RB (Heritage Oaks Apts) Series 2004YY	a,b	0.33%		01/07/11	6,900,000	6,900,000
M/F Housing RB (Las Flores Village Apts) Series 2004JJ	a,b	0.31%		01/07/11	13,500,000	13,500,000
M/F Housing RB (Laurel Park Sr Apts) Series 2002H	a,b	0.36%		01/07/11	5,500,000	5,500,000
M/F Housing RB (Los Padres Apts) Series 2003E	a,b	0.34%		01/07/11	10,750,000	10,750,000
M/F Housing RB (Martin Luther Tower) Series 2005D	a,b	0.33%		01/07/11	7,850,000	7,850,000
M/F Housing RB (Oak Center Towers) Series 2005L	a,b	0.35%		01/07/11	3,720,000	3,720,000
M/F Housing RB (Park David Sr Apts) Series 1999D	a,b	0.33%		01/07/11	8,220,000	8,220,000
M/F Housing RB (Plaza Club Apts) Series 1997A	a,b	0.35%		01/07/11	14,790,000	14,790,000

See financial notes 15

 Schwab California Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
M/F Housing RB (Rancho Santa Fe Village Apts) Series 2004EE	a,b	0.31%		01/07/11	12,300,000	12,300,000
M/F Housing RB (Sagewood At Stonebridge Estates) Series 2005CC	a,b	0.35%		01/07/11	9,100,000	9,100,000
M/F Housing RB (Sharps & Flats Apts) Series 2002X	a,b	0.32%		01/07/11	8,295,000	8,295,000
M/F Housing RB (Woodsong Apts) Series 1997B	a,b	0.35%		01/07/11	2,827,000	2,827,000
M/F Housing Refunding RB (Arbor Ridge Apts) Series 2008B	a,b	0.35%		01/07/11	9,500,000	9,500,000
M/F Housing Refunding RB (Brandon Place Apts) Series 2006D	a,b	0.33%		01/07/11	6,070,000	6,070,000
M/F Housing Refunding RB (IAC) Series 2008C2&C3	a,b,c,d	0.44%		01/07/11	40,000,000	40,000,000
RB (Cottage Health) Series 2010	b,c,d	0.43%		07/21/11	20,995,000	20,995,000
RB (Kaiser Permanente) Series 2004E		0.37%		02/10/11	20,000,000	20,000,000
RB (Kaiser Permanente) Series 2004I		3.45%		05/01/11	1,000,000	1,009,744
RB (Kaiser Permanente) Series 2004K		0.38%		02/15/11	25,600,000	25,600,000
		0.38%		08/10/11	12,400,000	12,400,000
RB (Kaiser Permanente) Series 2006B	a,b,c,d	0.34%		01/07/11	5,390,000	5,390,000
RB (Kaiser Permanente) Series 2006D		0.37%		03/30/11	3,800,000	3,800,000
		0.38%		08/10/11	26,500,000	26,500,000
RB (Kaiser Permanente) Series 2008B		0.42%		02/14/11	12,000,000	12,000,000
		0.37%		03/17/11	17,000,000	17,000,000
		0.37%		04/05/11	45,200,000	45,200,000
		0.38%		08/31/11	33,000,000	33,000,000
RB (Kaiser Permanente) Series 2008C		0.36%		05/09/11	23,000,000	23,000,000
RB (Kaiser Permanente) Series 2009B6		0.39%		02/04/11	18,000,000	18,000,000
RB (Kaiser Permanente) Series 2009E2		4.00%		05/02/11	500,000	505,848
RB (St. Joseph Health System) Series 2007D&E	a,c,d	0.34%		01/07/11	64,190,000	64,190,000
RB (Univ Retirement Community at Davis) Series 2008	a,b	0.32%		01/03/11	7,540,000	7,540,000
TRAN (Monterey Cnty) Series 2010A10		1.50%		04/29/11	35,000,000	35,132,227
Carlsbad USD
GO Bonds Series 2009B	c,d	0.50%		01/27/11	10,725,000	10,725,000
Chula Vista
Refunding IDRB (San Diego Gas & Electric) Series 2004E	b,c,d	0.43%		07/28/11	9,995,000	9,995,000
Coast Community College District
GO Bonds Series 2006B	a,c,d	0.34%		01/07/11	8,915,000	8,915,000
	a,c,d	0.39%		01/07/11	12,095,000	12,095,000
	c,d	0.40%		09/22/11	18,505,000	18,505,000
GO Bonds Series 2006C	a,c,d	0.34%		01/07/11	16,430,000	16,430,000
Contra Costa Cnty
M/F Housing RB (Avalon Walnut Creek at Contra Costa Centre) Series 2006A	a,b	0.33%		01/07/11	23,800,000	23,800,000
M/F Mortgage RB (El Cerrito Royale) Series 1987A	a,b	0.57%		01/07/11	2,480,000	2,480,000
Desert Community College District
GO Bonds Series 2007C	a,c,d	0.34%		01/07/11	12,375,000	12,375,000
Diamond Bar Public Financing Auth
Lease RB Series 2002A	a,b	0.35%		01/07/11	3,585,000	3,585,000
Dry Creek/Grant Jt Union SDs
GO Bonds Series 2008	a,b,c,d	0.34%		01/07/11	6,777,000	6,777,000
Dublin San Ramon Services District/EBMUD Recycled Water Auth
CP Notes Series A	b	0.28%		01/11/11	11,000,000	11,000,000
Dublin USD
GO Bonds Series 2004E	b,c,d	0.50%		01/20/11	27,855,000	27,855,000
East Bay Municipal Utility District
Extendible CP (Wastewater Series) Notes		0.37%	02/04/11	07/05/11	9,400,000	9,400,000
Extendible CP (Water Series) Notes		0.37%	02/03/11	07/09/11	15,000,000	15,000,000
		0.34%	02/18/11	08/09/11	8,000,000	8,000,000
		0.35%	04/05/11	09/03/11	12,200,000	12,200,000
		0.35%	04/06/11	09/04/11	8,800,000	8,800,000
Water System Sub RB Series 2007A	a,c,d	0.34%		01/07/11	11,515,000	11,515,000
Water System Sub Refunding RB Series 2008A2	a,c	0.35%		01/07/11	8,030,000	8,030,000
Water System Sub Refunding RB Series 2008A4	a,c	0.32%		01/07/11	29,465,000	29,465,000
Water System Sub Refunding RB Series 2009A1	a	0.37%	01/07/11	12/01/11	50,000,000	50,000,000
Water System Sub Refunding RB Series 2009A2	a	0.34%	01/07/11	03/01/11	49,245,000	49,245,000
East Side UHSD
GO Bonds Series B	a,b,c,d	0.34%		01/07/11	15,000,000	15,000,000
Eastern Municipal Water District
Water & Sewer Revenue COP Series 2008A	a,c	0.34%		01/07/11	10,000,000	10,000,000
Water & Sewer Revenue COP Series 2008H	a,c,d	0.34%		01/07/11	11,370,000	11,370,000

16 See financial notes

 Schwab California Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
El Cajon
M/F Housing RB (Park-Mollison & Madison Apts) Series 1998	a,b	0.35%		01/07/11	4,500,000	4,500,000
Elk Grove USD
Community Facilities District No.1 Special Tax Bonds Series 2005	a,b,c,d	0.32%		01/07/11	16,865,000	16,865,000
Emeryville Redevelopment Agency
M/F Housing RB (Bay St Apts) Series 2002A	a,b	0.35%		01/07/11	87,715,000	87,715,000
Escondido
M/F Housing RB (Via Roble Apts) Series 2003A	a,b	0.33%		01/07/11	6,900,000	6,900,000
Escondido USD
GO Bonds Series 2009B	b,c,d	0.45%		06/02/11	20,895,000	20,895,000
Fontana USD
GO Bonds Series B	a,b,c,d	0.44%		01/07/11	3,330,000	3,330,000
Foothill-DeAnza Community College District
GO Bonds Series A	a,c,d	0.34%		01/07/11	8,489,000	8,489,000
GO Bonds Series B	a,c,d	0.34%		01/07/11	13,330,000	13,330,000
GO Bonds Series C	a,c,d	0.36%		01/07/11	18,545,000	18,545,000
Fremont USD
GO Bonds Series B	a,b,c,d	0.44%		01/07/11	5,000,000	5,000,000
Fresno Cnty
TRAN 2010-2011		2.00%		06/30/11	36,000,000	36,285,547
Fresno IDA
IDRB (Keiser Corp) Series 1997	a,b	0.39%		01/07/11	860,000	860,000
Golden Gate Bridge, Highway & Transportation District
CP Series A	c	0.35%		03/09/11	30,500,000	30,500,000
Golden State Tobacco Securitization Corp
Enhanced Tobacco Settlement Asset-Backed Bonds Series 2005A	a,b,c,d	0.34%		01/07/11	46,715,000	46,715,000
	a,b,c,d	0.38%		01/07/11	11,545,000	11,545,000
	a,b,c,d	0.40%		01/07/11	20,000,000	20,000,000
Golden West Schools Financing Auth
GO RB (Beverly Hills USD) Series 2005	a,c,d	0.47%		01/07/11	17,380,000	17,380,000
Grossmont UHSD
GO Bonds Series 2006	a,c,d	0.34%		01/07/11	4,743,000	4,743,000
GO Bonds Series 2008	a,c,d	0.34%		01/07/11	3,275,000	3,275,000
	a,c,d	0.35%		01/07/11	1,805,000	1,805,000
GO Bonds Series 2009A	a,c,d	0.34%		01/07/11	7,525,000	7,525,000
Hayward
M/F Housing RB (Lord Tennyson Apts) Series 2005A	a,b	0.31%		01/07/11	13,915,000	13,915,000
M/F Housing RB (Timbers Apts) Series 1998A	a,b	0.35%		01/07/11	9,500,000	9,500,000
Huntington Beach
M/F Housing RB (Five Points Seniors) Series 1991A	a,b	0.35%		01/07/11	9,500,000	9,500,000
Huntington Park Redevelopment Agency
M/F Housing RB (Casa Rita Apts) Series 1994A	a,b	0.35%		01/07/11	4,600,000	4,600,000
Imperial Irrigation District
Revenue CP Warrants (Electric & Water Systems) Series A	b	0.32%		01/27/11	17,000,000	17,000,000
Irvine Assessment District
Limited Obligation Improvement Bonds (Assessment District No. 03-19) Series A	a,b	0.28%		01/03/11	11,806,000	11,806,000
Limited Obligation Improvement Bonds (Assessment District No. 03-19) Series B	a,b	0.28%		01/01/11	8,000,000	8,000,000
Limited Obligation Improvement Bonds (Assessment District No. 05-21) Series A	a,b	0.28%		01/03/11	14,850,000	14,850,000
Limited Obligation Improvement Bonds (Assessment District No. 93-14) Series 2000	a,b	0.27%		01/03/11	10,375,000	10,375,000
Limited Obligation Improvement Bonds (Assessment District No. 97-17)	a,b	0.28%		01/03/11	2,400,000	2,400,000
Irvine Ranch Water District
Consolidated GO Bonds (Improvement Districts No. 140, 240, 105&250) Series 1993	a,b	0.28%		01/03/11	3,000,000	3,000,000
Kern Cnty
TRAN 2010-2011		1.50%		06/30/11	60,000,000	60,303,937
Long Beach
Harbor Refunding RB Series 2004A		5.00%		05/15/11	200,000	203,015
Harbor Refunding RB Series 2005A		5.00%		05/15/11	1,000,000	1,016,099
TRAN 2010-2011		2.00%		09/30/11	20,175,000	20,417,278

See financial notes 17

 Schwab California Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
Los Angeles
TRAN 2010		2.00%		05/31/11	15,000,000	15,073,486
Wastewater System Refunding RB Series 2002A	a,c,d	0.47%		01/07/11	7,565,000	7,565,000
Wastewater System Refunding RB Series 2003A	a,c,d	0.34%		01/07/11	34,620,000	34,620,000
Wastewater System Refunding RB Series 2005A	a,c,d	0.34%		01/07/11	5,720,000	5,720,000
Los Angeles Cnty
TRAN 2010-2011 Series A		2.00%		06/30/11	50,000,000	50,281,126
TRAN 2010-2011 Series B	a,c,d	0.36%		01/07/11	20,000,000	20,000,000
Los Angeles Cnty Capital Asset Leasing Corp
Lease Revenue CP Notes Series A	b	0.30%		03/01/11	6,150,000	6,150,000
Lease Revenue CP Notes Series B	b	0.30%		03/01/11	24,300,000	24,300,000
Lease Revenue CP Notes Series C	b	0.30%		02/08/11	4,500,000	4,500,000
	b	0.32%		03/04/11	9,000,000	9,000,000
Los Angeles Cnty Housing Auth
M/F Housing RB (Castaic Sr Apts) Series 2003C	a,b	0.33%		01/07/11	9,300,000	9,300,000
M/F Housing Refunding RB (Diamond Park Apts) Series 2010B	a,b	0.37%		01/07/11	14,200,000	14,200,000
M/F Housing Refunding RB (Sand Canyon Villas) Series 2010C	a,b	0.37%		01/07/11	8,500,000	8,500,000
Los Angeles Cnty Metropolitan Transportation Auth
First Tier Sr Sales Tax Refunding RB Series 2008A1	a,c	0.36%		01/07/11	23,000,000	23,000,000
First Tier Sr Sales Tax Refunding RB Series 2008A3	a,c	0.39%		01/07/11	10,915,000	10,915,000
First Tier Sr Sales Tax Refunding RB Series 2008A4	a,c	0.39%		01/07/11	18,000,000	18,000,000
Second Sr Sales Tax RB Series 2004A	a,c,d	0.34%		01/07/11	38,665,000	38,665,000
Second Sub Sales Tax Revenue CP Series A-BB	b	0.30%		01/13/11	6,197,000	6,197,000
Los Angeles Community College District
GO Bonds Series 2006E	a,c,d	0.34%		01/07/11	4,785,000	4,785,000
GO Bonds Series 2007A	a,c,d	0.34%		01/07/11	13,560,000	13,560,000
	a,c,d	0.35%		01/07/11	5,225,000	5,225,000
GO Bonds Series 2008E1	a,c,d	0.34%		01/07/11	11,250,000	11,250,000
GO Bonds Series 2008F1	a,c,d	0.34%		01/07/11	20,015,000	20,015,000
GO Bonds Series 2009A	a,c,d	0.34%		01/07/11	25,995,000	25,995,000
Los Angeles Community Redevelopment Agency
M/F Housing RB (Security Building) Series 2001A	a,b	0.35%		01/07/11	3,955,000	3,955,000
Los Angeles Dept of Airports
Airport Sr RB Series 2008A	a,c,d	0.34%		01/07/11	17,875,000	17,875,000
	a,c,d	0.38%		01/07/11	13,475,000	13,475,000
	a,c,d	0.42%		01/07/11	19,295,000	19,295,000
Airport Sr RB Series 2010A	a,c,d	0.34%		01/07/11	17,715,000	17,715,000
	a,c,d	0.40%		01/07/11	3,330,000	3,330,000
Airport Sub RB Series 2010B	a,c,d	0.34%		01/07/11	3,830,000	3,830,000
CP Notes (Los Angeles Int’l Airport) Series A&B	b	0.34%		05/17/11	30,000,000	30,000,000
	b	0.34%		05/18/11	17,500,000	17,500,000
Sr RB (Los Angeles Int’l Airport) Series 2010A	a,c,d	0.40%		01/07/11	14,685,000	14,685,000
Sr RB (Los Angeles Int’l Airport) Series 2010D	a,c,d	0.34%		01/07/11	4,665,000	4,665,000
Sub RB (Los Angeles Int’l Airport) Series 2010B	a,c,d	0.34%		01/07/11	6,000,000	6,000,000
Los Angeles Dept of Water & Power
Power System RB Series 2001B3	a,c	0.34%		01/07/11	3,000,000	3,000,000
Power System RB Series 2005A1	a,c,d	0.34%		01/07/11	5,000,000	5,000,000
Power System RB Series 2005A2	a,c,d	0.34%		01/07/11	15,930,000	15,930,000
Power System RB Series 2007A1	a,c,d	0.34%		01/07/11	6,875,000	6,875,000
Power System Revenue CP Notes	c	0.33%		02/03/11	54,500,000	54,500,000
Water System RB Series 2001A	a,c,d	0.34%		01/07/11	14,600,000	14,600,000
Water System RB Series 2003A	a,c,d	0.34%		01/07/11	7,000,000	7,000,000
Water System RB Series 2006A1&2007A2	b,c,d	0.45%		06/02/11	24,210,000	24,210,000
Los Angeles Harbor Dept
CP Notes Series AB&C	c	0.32%		04/06/11	30,000,000	30,000,000
	c	0.32%		04/07/11	26,000,000	26,000,000
RB Series 2006D	a,c,d	0.34%		01/07/11	7,390,000	7,390,000
Refunding RB Series 2006B	a,c,d	0.39%		01/07/11	16,120,000	16,120,000
	a,c,d	0.54%		01/07/11	13,490,000	13,490,000
Los Angeles IDA
Empowerment Zone Facility RB (Green Farms) Series 2003	a,b	0.39%		01/07/11	2,670,000	2,670,000
IDRB (KH Enterprises) Series 2008	a,b	0.46%		01/07/11	1,700,000	1,700,000
RB (AAA Packing & Shipping) Series 2000	a,b	0.34%		01/07/11	3,000,000	3,000,000

18 See financial notes

 Schwab California Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
Los Angeles Municipal Improvement Corp
Lease Revenue CP Series A1	b	0.32%		01/04/11	43,187,000	43,187,000
	b	0.29%		01/13/11	12,066,000	12,066,000
	b	0.32%		01/25/11	8,688,000	8,688,000
	b	0.30%		01/27/11	21,052,000	21,052,000
	b	0.32%		01/27/11	10,000,000	10,000,000
	b	0.34%		02/14/11	5,000,000	5,000,000
Los Angeles USD
GO Bonds Series 2007B & GO Refunding Bonds Series 2007B	a,c,d	0.37%		01/07/11	7,290,000	7,290,000
GO Bonds Series 2007C	a,c,d	0.35%		01/07/11	8,250,000	8,250,000
GO Bonds Series 2007H	a,c,d	0.34%		01/07/11	9,995,000	9,995,000
GO Bonds Series 2009D&2009F	a,c,d	0.34%		01/07/11	6,230,000	6,230,000
GO Bonds Series 2009D&2009I	a,c,d	0.34%		01/07/11	7,705,000	7,705,000
GO Bonds Series 2009F	a,c,d	0.35%		01/07/11	6,565,000	6,565,000
GO Bonds Series 2009I	a,c,d	0.34%		01/07/11	3,500,000	3,500,000
GO Bonds Series KRY	a,c,d	0.40%		01/07/11	10,670,000	10,670,000
GO Refunding Bonds Series 2007A1	b,c,d	0.40%		09/29/11	24,775,000	24,775,000
Refunding COP Series 2008B	a,b	0.34%		01/07/11	1,905,000	1,905,000
TRAN 2010-2011 Series A		2.00%		06/30/11	45,000,000	45,293,069
M-S-R Public Power Agency
Sub Lien RB Series 2008M	a,b	0.32%		01/03/11	10,500,000	10,500,000
Madera/West Contra Costa/Santa Ana USDs & Tulare Jt/San Mateo UHSD
GO Bonds Series 2005	a,b,c,d	0.34%		01/07/11	15,460,000	15,460,000
Marin Cnty Capital Improvements Financing Auth
COP Series 2010	a,c,d	0.32%		01/07/11	11,215,000	11,215,000
Monterey Peninsula Water Management District
COP (Wastewater Reclamation) Series 1992	a,b	0.36%		01/07/11	14,305,000	14,305,000
Mt. Diablo USD
GO Bonds Series 2010A	b,c,d	0.38%		03/31/11	7,500,000	7,500,000
Mt. View-Los Altos UHSD
TRAN 2010		2.00%		06/30/11	2,500,000	2,518,396
Napa Valley Community College District
GO Bonds Series B	a,b,c,d	0.34%		01/07/11	5,725,000	5,725,000
Newport Beach
RB (Hoag Memorial Hospital Presbyterian) Series 2009C		4.00%		02/08/11	7,500,000	7,527,360
Northern California Tobacco Securitization Auth
Tobacco Settlement Asset-Backed Bonds (Sacramento Cnty Tobacco Securitization Corp) Series 2001A	b	5.38%		06/01/11	4,150,000	4,235,367
Tobacco Settlement Asset-Backed Bonds (Sacramento Cnty Tobacco Securitization Corp) Series 2001B	b	5.00%		06/01/11	17,390,000	17,720,737
Oakland
GO Bonds Series 2009B	b,c,d	0.45%		06/02/11	10,095,000	10,095,000
Oakland-Alameda Cnty Coliseum Auth
Refunding Lease RB (Oakland Coliseum) Series 2000 C1	a,b	0.33%		01/07/11	19,380,000	19,380,000
Oceanside
M/F Mortgage RB (Riverview Springs Apts) Series 1990A	a,b	0.35%		01/07/11	12,670,000	12,670,000
Ohlone Community College District
GO Bonds Series B	a,c,d	0.34%		01/07/11	12,255,000	12,255,000
Orange Cnty
Airport RB Series 2009B	a,c,d	0.35%		01/07/11	8,695,000	8,695,000
COP (Florence Crittenton Services) Series 1990	a,b	0.35%		01/07/11	3,300,000	3,300,000
Teeter Plan Obligation CP Notes Series A	b	0.38%		01/10/11	14,500,000	14,500,000
TRAN 2010-2011 Series A		2.00%		03/15/11	10,000,000	10,033,644
Orange Cnty Housing Auth
Apt Development RB (Lantern Pines) Series 1985CC	a,b	0.36%		01/07/11	1,400,000	1,400,000
Orange Cnty Sanitation District
COP Series 2003	a,c,d	0.35%		01/07/11	2,859,659	2,859,659
COP Series 2007B	a,c,d	0.34%		01/07/11	7,450,000	7,450,000
COP Series 2009A	a,c,d	0.34%		01/07/11	11,250,000	11,250,000
Oxnard Financing Auth
Lease RB Series 2003B	a,b	0.35%		01/07/11	6,135,000	6,135,000
Lease RB Series 2006	a,b	0.35%		01/07/11	11,265,000	11,265,000
Wastewater RB Series 2004B	a,b	0.35%		01/07/11	11,145,000	11,145,000
Water RB Series 2006	b,c,d	0.40%		07/28/11	20,590,000	20,590,000

See financial notes 19

 Schwab California Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
Palm Springs USD
GO Bonds Series A	a,b,c,d	0.34%		01/07/11	10,410,000	10,410,000
Palomar Community College District
GO Bonds Series 2006B	b,c,d	0.43%		08/18/11	15,000,000	15,000,000
Palomar Pomerado Health
GO Bonds Series 2007A	a,b,c,d	0.34%		01/07/11	11,170,000	11,170,000
	b,c,d	0.40%		05/26/11	11,565,000	11,565,000
Peralta Community College District
GO Bonds Series 2009C	b,c,d	0.40%		03/17/11	8,150,000	8,150,000
Petaluma
M/F Housing RB (Oakmont) Series 1996A	a,b	0.37%		01/07/11	2,950,000	2,950,000
Pinole Redevelopment Agency
M/F Housing RB (East Bluff Apts) Series 1998A	a,b	0.50%		01/07/11	4,959,000	4,959,000
Placentia-Yorba Linda USD
GO Bonds Series 2008B	b,c,d	0.50%		01/19/11	24,890,000	24,890,000
Redondo Beach Redevelopment Agency
M/F Housing Refunding RB (Heritage Pointe Apts) Series 2004A	a,b	0.35%		01/07/11	10,890,000	10,890,000
Riverside Cnty
S/F Mortgage RB Series 1989A	a,b,c,d	0.50%		01/07/11	6,715,000	6,715,000
TRAN 2010-2011 Series B		2.00%		06/30/11	82,500,000	83,086,657
Riverside Cnty Housing Auth
M/F Housing RB (Victoria Springs Apts) Series 1989C	a,b	0.35%		01/07/11	9,000,000	9,000,000
Riverside Cnty Transportation Commission
Sales Limited Tax RB Series 2009B	a,c	0.36%		01/07/11	19,550,000	19,550,000
Sales Limited Tax RB Series 2009C	a,c	0.34%		01/07/11	14,660,000	14,660,000
Riverside Community College District
GO Bonds Series 2007C	a,c,d	0.43%		01/07/11	5,940,000	5,940,000
Roseville Jt UHSD
GO Bonds Series C	a,c,d	0.34%		01/07/11	1,700,000	1,700,000
Sacramento Cnty
Airport System Sr RB Series 2008B & Sub & PFC Refunding RB Series 2008E	a,b,c,d	0.34%		01/07/11	44,615,000	44,615,000
COP Series 2007	b,c,d	0.40%		09/08/11	21,185,000	21,185,000
Special Facilities Airport RB (Cessna Aircraft) Series 1998	a,b	0.36%		01/07/11	8,800,000	8,800,000
Sacramento Cnty Housing Auth
M/F Housing RB (Carlton Plaza Sr Apts) Series 2003E	a,b	0.35%		01/07/11	14,000,000	14,000,000
M/F Housing RB (Hastings Park Apts) Series 2004G	a,b	0.33%		01/07/11	5,300,000	5,300,000
M/F Housing RB (Logan Park Apts) Series 2007E	a,b	0.35%		01/07/11	24,000,000	24,000,000
M/F Housing Refunding RB (Chesapeake Commons Apts) Series 2001C	a,b	0.35%		01/07/11	33,000,000	33,000,000
Sacramento Cnty Sanitation District Financing Auth
RB Series 2006	a,c,d	0.34%		01/07/11	4,750,000	4,750,000
Refunding RB Series 2007B	a,c,d	0.34%		01/07/11	62,700,000	62,700,000
	a,c,d	0.47%		01/07/11	3,195,000	3,195,000
Sub Lien Refunding RB Series 2008A	a,b	0.28%		01/03/11	7,250,000	7,250,000
Sacramento Housing Auth
M/F Housing RB (Atrium Court Apts) 2002G	a,b	0.35%		01/07/11	17,200,000	17,200,000
M/F Housing RB (Hurley Creek Sr Apts) Series 2006E	a,b	0.32%		01/07/11	10,265,000	10,265,000
M/F Housing RB (St. Anton Building Apts) Series 2003I	a,b	0.33%		01/07/11	8,000,000	8,000,000
M/F Housing RB (Valencia Point Apts) Series 2006I	a,b	0.32%		01/07/11	5,150,000	5,150,000
Sacramento Municipal Utility District
CP Series J	b	0.30%		02/08/11	26,000,000	26,000,000
Electric Refunding RB Series 2008U	a,b,c,d	0.36%		01/07/11	15,500,000	15,500,000
Sacramento Transportation Auth
Sales Limited Tax RB Series 2009C	a,c	0.35%		01/07/11	16,665,000	16,665,000
San Bernardino Cnty
M/F Housing Refunding RB (Rialto Heritage Park Apts) Series 1993A	a,b	0.37%		01/07/11	4,330,000	4,330,000
TRAN 2010-2011 Series A		2.00%		06/30/11	57,815,000	58,272,151
San Bernardino Community College District
GO Bonds Series C	a,c,d	0.34%		01/07/11	13,660,000	13,660,000
San Diego Cnty
COP (San Diego Jewish Academy)	a,b	0.37%		01/07/11	8,380,000	8,380,000
San Diego Cnty Regional Airport Auth
Airport Refunding RB Series 2005	a,b,c,d	0.34%		01/07/11	1,185,000	1,185,000

20 See financial notes

 Schwab California Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
Sub Revenue CP Notes Series A&B	b	0.32%		02/10/11	22,254,000	22,254,000
San Diego Cnty Regional Transportation Commission
Sales Tax RB Series 2008B	a,c	0.24%		01/07/11	9,240,000	9,240,000
San Diego Cnty Water Auth
CP Series 2006-2	c	0.30%		01/06/11	10,000,000	10,000,000
	c	0.29%		01/13/11	7,500,000	7,500,000
	c	0.31%		01/13/11	14,000,000	14,000,000
	c	0.28%		01/20/11	34,500,000	34,500,000
	c	0.30%		04/08/11	19,500,000	19,500,000
CP Series 2006-3	c	0.32%		01/04/11	13,000,000	13,000,000
	c	0.33%		01/12/11	7,000,000	7,000,000
Water Revenue COP Series 2004A	a,c,d	0.34%		01/07/11	8,710,000	8,710,000
Water Revenue COP Series 2008A	a,c,d	0.34%		01/07/11	38,880,000	38,880,000
San Diego Community College District
GO Bonds Series 2005	a,c,d	0.34%		01/07/11	1,300,000	1,300,000
GO Bonds Series 2007	a,c,d	0.34%		01/07/11	4,000,000	4,000,000
GO Bonds Series 2009	c,d	0.50%		01/27/11	11,735,000	11,735,000
San Diego Housing Auth
M/F Mortgage Refunding RB (Creekside Villa Apts) Series 1999B	a,b	0.35%		01/07/11	6,000,000	6,000,000
San Diego Public Facilities Financing Auth
Sr Sewer RB Series 2009A	b,c,d	0.43%		07/28/11	20,115,000	20,115,000
Water RB Series 2009B	a,c,d	0.35%		01/07/11	3,750,000	3,750,000
San Diego USD
TRAN 2010-2011 SeriesA		2.00%		06/30/11	5,000,000	5,035,026
San Francisco
GO Improvement Bonds Series 2009A	c,d	0.45%		01/27/11	38,325,000	38,325,000
San Francisco Airport Commission
Refunding RB Second Series 2009A	b,c,d	0.43%		07/21/11	9,995,000	9,995,000
Refunding RB Second Series 32H		5.00%		05/01/11	2,325,000	2,358,480
Refunding RB Second Series 34E	a,b,c,d	0.34%		01/07/11	5,100,000	5,100,000
Refunding RB Second Series 36D	a,b,c	0.43%		01/07/11	20,515,000	20,515,000
Revenue Notes Second Series 2008A3		6.75%		05/01/11	4,500,000	4,588,295
Sub CP Notes Series A	b	0.32%		02/03/11	6,775,000	6,775,000
San Francisco Bay Area Rapid Transit District
Sales Tax Refunding RB Series 2005A	a,c,d	0.34%		01/07/11	13,400,000	13,400,000
Sales Tax Refunding RB Series 2006A	a,c,d	0.34%		01/07/11	6,125,000	6,125,000
San Francisco Redevelopment Agency
M/F Housing Refunding RB (Fillmore Center) Series 1992A1	a,b	0.36%		01/07/11	30,100,000	30,100,000
M/F Housing Refunding RB (Fillmore Center) Series 1992A2	a,b	0.38%		01/07/11	3,750,000	3,750,000
San Francisco USD
TRAN 2010		2.00%		06/30/11	19,000,000	19,146,384
San Joaquin Cnty Public Facilities Financing Corp
COP Series 2007	b,c,d	0.40%		08/25/11	40,925,000	40,925,000
San Joaquin Cnty Transportation Auth
Sales Tax Revenue CP	b	0.31%		01/13/11	12,220,000	12,220,000
San Joaquin Hills Transpiration Corridor Agency
Jr Lien Toll Road RB	b	0.70%		01/01/11	13,400,000	13,400,000
San Jose
Airport RB Series 2007A	a,b,c,d	0.34%		01/07/11	52,150,000	52,150,000
GO Bonds Series 2008	a,c,d	0.43%		01/07/11	5,440,000	5,440,000
M/F Housing RB (Almaden Lake Village Apts) Series 1997A	a,b	0.35%		01/07/11	25,000,000	25,000,000
M/F Housing RB (Pollard Plaza Apts) Series 2002D	a,b	0.35%		01/07/11	7,095,000	7,095,000
M/F Housing RB (Raintree Apts) Series 2005A	a,b	0.35%		01/07/11	10,000,000	10,000,000
Sub CP Notes Series A1,A2&B	b	0.32%		01/11/11	28,000,000	28,000,000
	b	0.35%		01/11/11	18,774,000	18,774,000
San Jose Financing Auth
Lease RB (Civic Center) Series 2002B	a,b,c,d	0.34%		01/07/11	24,010,000	24,010,000
San Luis Obispo Cnty Financing Auth
RB (Nacimiento Water) Series 2007A	a,b,c,d	0.34%		01/07/11	27,320,000	27,320,000
San Marcos Redevelopment Agency
M/F Housing RB (Grandon Village) Series 2002A	a,b	0.31%		01/07/11	13,390,000	13,390,000
San Mateo Cnty Community College District
GO Bonds Series 2005B	c,d	0.43%		08/04/11	9,435,000	9,435,000
GO Bonds Series 2005B&2006A	b,c,d	0.40%		09/22/11	15,085,000	15,085,000

See financial notes 21

 Schwab California Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
GO Bonds Series 2006B	a,c,d	0.34%		01/07/11	38,205,000	38,205,000
	a,c,d	0.36%		01/07/11	20,360,000	20,360,000
San Mateo UHSD
GO BAN Series 2010		2.00%		02/28/11	7,000,000	7,015,700
Santa Barbara Cnty
TRAN 2010-2011 Series A		2.00%		06/30/11	18,795,000	18,942,685
Santa Clara
Sub Electric RB Series 2008A	a,b	0.28%		01/03/11	8,295,000	8,295,000
Santa Clara Cnty
GO Bonds Series 2009A	a,c,d	0.40%		01/07/11	55,260,000	55,260,000
Santa Clara Cnty Financing Auth
Refunding Lease RB (Multiple Facilities) Series 2007K	b,c,d	0.40%		09/08/11	47,635,000	47,635,000
Santa Clara Cnty Housing Auth
M/F Housing RB (Monte Vista Terrace Apts) Series 2005C	a,b	0.42%		01/07/11	9,420,000	9,420,000
Santa Clara Valley Transportation Auth
Refunding RB (Measure A Sales Tax) Series 2008B	a,c	0.35%		01/07/11	3,000,000	3,000,000
Santa Cruz Cnty
TRAN 2010-2011		2.00%		06/30/11	21,070,000	21,223,996
Santa Rosa
M/F Housing RB (Quail Run Apts) Series 1997A	a,b	0.37%		01/07/11	6,920,000	6,920,000
Sequoia UHSD
GO Bonds Series 2005B	a,c,d	0.34%		01/07/11	7,360,000	7,360,000
Simi Valley USD
GO Bonds Series 2007C	a,b,c,d	0.33%		01/07/11	8,460,000	8,460,000
Sonoma Cnty
TRAN 2010-2011		2.00%		10/27/11	100,000,000	101,329,893
Southern California Metropolitan Water District
Water RB Series 2005C	a,c,d	0.38%		01/07/11	12,235,000	12,235,000
Water RB Series 2006A	a,c,d	0.34%		01/07/11	5,590,000	5,590,000
	a,c,d	0.40%		01/07/11	13,050,000	13,050,000
Water RB Series 2008A	a,c,d	0.34%		01/07/11	5,000,000	5,000,000
Water Refunding RB Series 2001C2	a,c	0.29%		01/03/11	12,100,000	12,100,000
Water Refunding RB Series 2006A1	a,c	0.45%		01/07/11	32,340,000	32,340,000
Water Refunding RB Series 2009A1	a	0.39%	01/07/11	03/07/11	50,000,000	50,000,000
Water Refunding RB Series 2009A2	a	0.34%	01/07/11	10/10/11	45,000,000	45,000,000
Southern California Public Power Auth
Sub Refunding RB (Southern Transmission) Series 2001A	a,c	0.39%		01/07/11	14,555,000	14,555,000
Sweetwater UHSD
GO Bonds Series 2008A	a,b,c,d	0.34%		01/07/11	3,000,000	3,000,000
Torrance
TRAN 2010-2011		2.00%		07/06/11	31,000,000	31,238,877
Univ of California
General RB Series 2005C	a,c,d	0.43%		01/07/11	7,500,000	7,500,000
General RB Series 2005F	a,c,d	0.35%		01/07/11	1,550,000	1,550,000
General RB Series 2005G	a,c,d	0.34%		01/07/11	32,380,000	32,380,000
General RB Series 2007J	a,c,d	0.34%		01/07/11	6,505,000	6,505,000
	c,d	0.50%		01/20/11	11,635,000	11,635,000
General RB Series 2009O	a,c,d	0.34%		01/07/11	13,435,275	13,435,275
Limited Project RB Series 2005B	a,c,d	0.34%		01/07/11	12,940,000	12,940,000
Limited Project RB Series 2007D	a,c,d	0.34%		01/07/11	40,095,000	40,095,000
Medical Center Pooled RB Series 2007C2	c,d	0.45%		06/02/11	20,615,000	20,615,000
Upland USD
GO Bonds Series A	a,b,c,d	0.34%		01/07/11	9,481,000	9,481,000
Ventura Cnty
TRAN 2010-2011		2.00%		07/01/11	25,000,000	25,199,968
West Contra Costa USD
GO Bonds Series C	a,b,c,d	0.36%		01/07/11	2,080,000	2,080,000
West Hills Community College District
COP (2008 Refunding)	a,b	0.35%		01/07/11	13,225,000	13,225,000
Westminster Redevelopment Agency
M/F Housing RB (Brookhurst Royale Sr Assisted Living) Series 2000A	a,b	0.50%		01/07/11	6,620,000	6,620,000
Sub Tax Allocation Bonds (Police Facility) Series 2009	a,b,c,d	0.34%		01/07/11	16,875,000	16,875,000
Whittier UHSD
GO Bonds Series 2009A	b,c,d	0.40%		09/29/11	10,195,000	10,195,000

22 See financial notes

 Schwab California Municipal Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
William S. Hart UHSD
GO Bonds Series A	b,c,d	0.45%		05/19/11	19,755,000	19,755,000
GO Bonds Series B	a,b,c,d	0.34%		01/07/11	7,320,000	7,320,000
Yosemite Community College District
GO Bonds Series 2008C	a,c,d	0.40%		01/07/11	10,665,000	10,665,000

						6,742,310,582

Puerto Rico 0.4%
Puerto Rico Sales Tax Financing Corp
Sales Tax RB Series 2007A	a,b,c,d	0.34%		01/07/11	510,000	510,000
Sales Tax RB First Sub Series 2009A	b	5.00%		08/01/11	18,560,000	19,058,164
Sales Tax RB First Sub Series 2010A	a,b,c,d	0.36%		01/07/11	4,770,000	4,770,000

						24,338,164

Total Municipal Securities
(Cost $6,766,648,746)						6,766,648,746

Other Investments 2.2% of net assets

Nuveen California Investment Quality Municipal Fund
Variable Rate Demand Preferred Shares Series 1	a,b,d	0.59%		01/07/11	18,000,000	18,000,000
Nuveen California Municipal Market Opportunity Fund
Variable Rate Demand Preferred Shares Series 1	a,b,d	0.51%		01/07/11	29,800,000	29,800,000
Nuveen California Performance Plus Municipal Fund
Variable Rate Demand Preferred Shares Series 1	a,b,d	0.59%		01/07/11	15,000,000	15,000,000
Nuveen California Quality Income Municipal Fund
Variable Rate Demand Preferred Shares Series 1	a,b,d	0.59%		01/07/11	26,000,000	26,000,000
Nuveen California Select Quality Municipal Fund
Variable Rate Demand Preferred Shares Series 1	a,b,d	0.59%		01/07/11	26,000,000	26,000,000
Nuveen Insured California Premium Income Municipal Fund 2
Variable Rate Demand Preferred Shares Series 1	a,b,d	0.54%		01/07/11	20,000,000	20,000,000
Nuveen Insured California Tax-Free Advantage Municipal Fund
Variable Rate Demand Preferred Shares Series 2	a,b,d	0.48%		01/07/11	17,700,000	17,700,000

Total Other Investments
(Cost $152,500,000)						152,500,000

End of Investments.

At 12/31/10, the tax basis cost of the fund’s investments was $6,919,148,746.

* If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as interest rate reset, demand feature or put feature, the effective maturity date is disclosed. The second maturity date is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity column.

a	Variable-rate security.
b	Credit-enhanced security.
c	Liquidity-enhanced security.
d	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $2,959,598,934 or 42.9% of net assets.

See financial notes 23

 Schwab California Municipal Money Fund

Portfolio Holdings continued

BAN —	Bond anticipation note
COP —	Certificate of participation
CP —	Commercial paper
CSD —	Central school district
GO —	General obligation
HFA —	Housing finance agency/authority
HRA —	Housing & redevelopment authority
IDA —	Industrial development agency/authority
IDB —	Industrial development board
IDRB —	Industrial development revenue bond
ISD —	Independent school district
M/F —	Multi-family
RAN —	Revenue anticipation note
RB —	Revenue bond
SD —	School district
S/F —	Single-family
TAN —	Tax anticipation note
TECP —	Tax-exempt commercial paper
TRAN —	Tax and revenue anticipation note
UFSD —	Union free school district
UHSD —	Union high school district
USD —	Unified school district

24 See financial notes

 Schwab California Municipal Money Fund

Statement of
Assets and Liabilities
As of December 31, 2010.

Assets

Investments, at cost and value (Note 2a)		$6,919,148,746
Cash		15,099
Receivables:
Investments sold		945,000
Interest		10,178,693
Fund shares sold		604,027
Prepaid expenses	+	82,580

Total assets		6,930,974,145

Liabilities

Payables:
Investments bought		21,475,255
Investment adviser and administrator fees		131,613
Shareholder services fees		71,027
Fund shares redeemed		2,773,344
Distributions to shareholders		9,517
Accrued expenses	+	134,002

Total liabilities		24,594,758

Net Assets

Total assets		6,930,974,145
Total liabilities	−	24,594,758

Net assets		$6,906,379,387

Net Assets by Source
Capital received from investors		6,906,379,387

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Sweep Shares	$5,507,113,769		5,507,267,403		$1.00
Value Advantage Shares	$1,399,265,618		1,399,295,677		$1.00

See financial notes 25

 Schwab California Municipal Money Fund

Statement of
Operations
For January 1, 2010 through December 31, 2010.

Investment Income

Interest		$24,014,737

Expenses

Investment adviser and administrator fees		23,144,482
Shareholder service fees:
Sweep Shares		18,861,673
Value Advantage Shares		3,849,673
Portfolio accounting fees		207,662
Custodian fees		147,559
Shareholder reports		142,530
Registration fees		110,920
Trustees’ fees		52,583
Professional fees		47,806
Transfer agent fees		28,123
Interest expense		9,488
Other expenses	+	220,358

Total expenses		46,822,857
Expense reduction by adviser and Schwab	−	23,504,313
Custody credits	−	17,686

Net expenses	−	23,300,858

Net investment income		713,879

Realized Gains (Losses)

Net realized gains on investments		372,171

Increase in net assets resulting from operations		$1,086,050

26 See financial notes

 Schwab California Municipal Money Fund

Statements of
Changes in Net Assets
For current and prior report periods.

Operations

1/1/10-12/31/10			1/1/09-12/31/09
Net investment income		$713,879	$11,598,108
Net realized gains	+	372,171	919,668

Increase in net assets from operations		1,086,050	12,517,776

Distributions to Shareholders

Distributions from net investment income
Sweep Shares		(538,916)	(5,663,720)
Value Advantage Shares	+	(174,963)	(5,934,388)

Total distributions from net investment income		(713,879)	(11,598,108)

Distributions from net realized gains
Sweep Shares		(330,412)	(331,019)
Value Advantage Shares	+	(84,083)	(132,779)

Total distributions from net realized gains		(414,495)	(463,798)

Total distributions		(1,128,374)	(12,061,906)

Transactions in Fund Shares*

Shares Sold
Sweep Shares		17,833,487,537	19,156,380,226
Value Advantage Shares	+	259,037,059	1,162,214,125

Total shares sold		18,092,524,596	20,318,594,351

Shares Reinvested
Sweep Shares		851,039	5,920,829
Value Advantage Shares	+	232,870	5,375,782

Total shares reinvested		1,083,909	11,296,611

Shares Redeemed
Sweep Shares		(17,844,446,128)	(19,665,064,386)
Value Advantage Shares	+	(1,072,156,880)	(2,877,700,939)

Total shares redeemed		(18,916,603,008)	(22,542,765,325)

Net transactions in fund shares		(822,994,503)	(2,212,874,363)

Net Assets

Beginning of period		7,729,416,214	9,941,834,707
Total decrease	+	(823,036,827)	(2,212,418,493)

End of period		$6,906,379,387	$7,729,416,214

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

See financial notes 27

Schwab California AMT Tax-Free Money Fund™

Financial Statements

Financial Highlights

	1/1/10–		1/1/09–		1/1/08–	11/16/07[1]–
	12/31/10		12/31/09		12/31/08	12/31/07

Per-Share Data ($)

Net asset value at beginning of period	1.00		1.00		1.00	1.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	[2]	0.00	[2]	0.02	0.00	[2]
Net realized and unrealized gains (losses)	0.00	[2]	0.00	[2]	—	—

Total from investment operations	0.00	[2]	0.00	[2]	0.02	0.00	[2]
Less distributions:
Distributions from net investment income	(0.00)[2]		(0.00)[2]		(0.02)	(0.00)[2]
Distributions from net realized gains	(0.00)[2]		(0.00)[2]		—	—

Total distributions	(0.00)[2]		(0.00)[2]		(0.02)	(0.00)[2]

Net asset value at end of period	1.00		1.00		1.00	1.00

Total return (%)	0.02		0.20		1.65	0.36	[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.35	[4]	0.46	[4,5]	0.45	0.46	[6]
Gross operating expenses	0.63		0.64		0.62	0.73	[6]
Net investment income (loss)	0.01		0.20		1.60	2.72	[6]
Net assets, end of period ($ x 1,000,000)	232		383		562	278

1 Commencement of operations.
2 Per-share amount was less than $0.01.
3 Not annualized.
4 Reflects the effect of a voluntary expense waiver in excess of the contractual expense limitation. (See financial note 4)
5 The ratio of net operating expenses would have been 0.44% if certain non-routine expenses (participation fees for the Treasury’s Temporary Guarantee Program for Money Market Funds) had not been incurred.
6 Annualized.

28 See financial notes

 Schwab California AMT Tax-Free Money Fund

Portfolio Holdings as of December 31, 2010

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also files a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP which is available 60 days after the end of the month to which the information pertains. A monthly schedule of portfolio holdings is also available by visiting Schwab’s website at www.schwabfunds.com/prospectus along with a link to the fund’s Form N-MFP filings on the SEC’s website.

For fixed rate obligations, the rate shown is the coupon rate (the rate established when the obligation was issued) and if the coupon rate is not available, the effective yield at the time of purchase is shown. For variable-rate obligations, the rate shown is the interest rate as of the report date. If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as an interest rate reset, demand feature or put feature, the effective maturity date is disclosed. In addition, the second maturity date shown is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity date column.

		Cost	Value
Holdings by Category		($)	($)

99.7%	Municipal Securities	230,913,682	230,913,682

99.7%	Total Investments	230,913,682	230,913,682
0.3%	Other Assets and Liabilities, Net		631,638

100.0%	Net Assets		231,545,320

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)

Municipal Securities 99.7% of net assets

California 99.3%
Alameda Cnty IDA
RB (Dale Hardware) Series 2010	a,b	0.38%		01/07/11	2,665,000	2,665,000
Alameda Cnty Jt Powers Auth
Lease Revenue CP Notes Series A	b	0.32%		02/04/11	2,000,000	2,000,000
Alameda Corridor Transportation Auth
Sr Lien RB Series 1999A	a,b,c,d	0.34%		01/07/11	250,000	250,000
Anaheim Public Financing Auth
RB (Electric System Distribution Facilities) Series 2007A	a,b,c,d	0.35%		01/07/11	4,030,000	4,030,000
Second Lien RB (Electric System Distribution Facilities) Series 2004	a,b,c,d	0.35%		01/07/11	2,700,000	2,700,000
Bay Area Toll Auth
Toll Bridge RB Series 2006F		3.63%		04/01/11	500,000	503,481
		5.00%		04/01/11	100,000	101,035
Toll Bridge RB Series 2009F1	a,c,d	0.40%		01/07/11	1,335,000	1,335,000
Toll Bridge Sub RB Series 2010S2	b,c,d	0.43%		07/28/11	2,000,000	2,000,000
Calaveras Cnty
TRAN 2010-2011		1.50%		06/30/11	1,300,000	1,303,556
California
GO CP Notes	b	0.32%		01/04/11	4,250,000	4,250,000
	b	0.34%		01/12/11	1,200,000	1,200,000
California Dept of Water Resources
Power Supply RB Series 2002A		5.25%		05/01/11	1,850,000	1,879,915
California Education Notes Program
Note Participation Fiscal Year 2010-2011 Series A		2.00%		07/01/11	1,500,000	1,510,648
California Educational Facilities Auth
RB (Univ of Southern California) Series 2009A	a,c,d	0.40%		01/07/11	2,220,000	2,220,000
California Health Facilities Financing Auth
RB (Kaiser Permanente) Series 2006E		0.38%		02/15/11	1,500,000	1,500,000
California Infrastructure & Economic Development Bank
First Lien RB (Bay Area Toll Bridges Seismic Retrofit) Series 2003A	a,b,c,d	0.40%		01/07/11	7,145,000	7,145,000
RB (Asian-American Drug Abuse Program) Series 2008	a,b	0.40%		01/07/11	3,530,000	3,530,000
RB (Casa Loma College) Series 2009	a,b	0.42%		01/07/11	2,000,000	2,000,000
California Pollution Control Financing Auth
Pollution Control Refunding RB (PG&E) Series 1996E	a,b	0.26%		01/03/11	80,000	80,000
Solid Waste Disposal RB (BLT Enterprises of Fremont) Series 2010	a,b	0.35%		01/07/11	2,400,000	2,400,000
California School Cash Reserve Program Auth
Bonds 2010-2011 Series F		2.00%		06/01/11	1,000,000	1,005,544

See financial notes 29

 Schwab California AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
California Statewide Communities Development Auth
M/F Housing Refunding RB (IAC) Series 2008C2&C3	a,b,c,d	0.44%		01/07/11	2,000,000	2,000,000
RB (Kaiser Permanente) Series 2004E		0.37%		02/10/11	1,000,000	1,000,000
RB (Kaiser Permanente) Series 2008B		0.42%		02/14/11	5,000,000	5,000,000
		0.37%		04/05/11	5,700,000	5,700,000
Chaffey Community College District
GO Bonds Series 2005B	a,c,d	0.43%		01/07/11	6,600,000	6,600,000
Desert Sands USD
TRAN 2010-2011		2.00%		06/30/11	4,000,000	4,030,550
Diamond Bar Public Financing Auth
Lease RB Series 2002A	a,b	0.35%		01/07/11	1,405,000	1,405,000
East Bay Municipal Utility District
Extendible CP (Wastewater Series) Notes		0.37%	02/04/11	07/05/11	3,600,000	3,600,000
		0.35%	04/06/11	09/04/11	2,000,000	2,000,000
Wastewater System Sub Refunding RB Series 2008C	a,c	0.32%		01/07/11	4,800,000	4,800,000
Water System Sub Refunding RB Series 2009A1	a	0.37%	01/07/11	12/01/11	4,000,000	4,000,000
Water System Sub Refunding RB Series 2009A2	a	0.34%	01/07/11	03/01/11	5,390,000	5,390,000
Grossmont UHSD
GO Bonds Series 2006	a,c,d	0.34%		01/07/11	373,000	373,000
GO Bonds Series 2008	a,c,d	0.35%		01/07/11	1,000,000	1,000,000
GO Bonds Series 2010B	a,c,d	0.35%		01/07/11	6,300,000	6,300,000
Los Angeles
TRAN 2010		2.00%		05/31/11	1,000,000	1,004,899
Wastewater System Refunding RB Series 2003A	a,c,d	0.34%		01/07/11	1,000,000	1,000,000
Los Angeles Cnty
TRAN 2010-2011 Series A		2.00%		06/30/11	2,000,000	2,011,245
Los Angeles Cnty Capital Asset Leasing Corp
Lease Revenue CP Notes Series B	b	0.30%		03/01/11	2,000,000	2,000,000
Lease Revenue CP Notes Series C	b	0.30%		02/08/11	2,500,000	2,500,000
Los Angeles Cnty Metropolitan Transportation Auth
Second Sub Sales Tax Revenue CP Series A-BB	b	0.30%		01/13/11	3,500,000	3,500,000
Los Angeles Community College District
GO Bonds Series 2009A	a,c,d	0.34%		01/07/11	2,880,000	2,880,000
Los Angeles Dept of Airports
Sr RB (Los Angeles Int’l Airport) Series 2010A	a,c,d	0.40%		01/07/11	2,160,000	2,160,000
Los Angeles Dept of Water & Power
Power System RB Series 2005A2	a,c,d	0.34%		01/07/11	1,400,000	1,400,000
Power System RB Series 2007A1	a,c,d	0.39%		01/07/11	6,000,000	6,000,000
Power System Revenue CP Notes	c	0.33%		02/03/11	5,000,000	5,000,000
Los Angeles Harbor Dept
CP Notes Series AB&C	c	0.32%		04/06/11	2,000,000	2,000,000
Los Angeles Municipal Improvement Corp
Lease Revenue CP Series A1	b	0.31%		01/07/11	1,000,000	1,000,000
	b	0.32%		01/25/11	5,000,000	5,000,000
	b	0.30%		02/14/11	3,375,000	3,375,000
Los Angeles USD
GO Bonds Series 2009D&2009I	a,c,d	0.34%		01/07/11	4,000,000	4,000,000
TRAN 2010-2011 Series A		2.00%		06/30/11	2,000,000	2,013,025
Mt. View-Los Altos UHSD
TRAN 2010		2.00%		06/30/11	3,350,000	3,374,650
Newport Beach
RB (Hoag Memorial Hospital Presbyterian) Series 2009C		4.00%		02/08/11	2,100,000	2,107,671
Newport-Mesa USD
GO Bonds Series 2007	a,c,d	0.36%		01/07/11	4,385,000	4,385,000
Northern California Tobacco Securitization Auth
Tobacco Settlement Asset-Backed Bonds (Sacramento Cnty Tobacco Securitization Corp) Series 2001A	b	5.38%		06/01/11	2,000,000	2,041,141
Orange Cnty
COP (Florence Crittenton Services) Series 1990	a,b	0.35%		01/07/11	1,600,000	1,600,000
Orange Cnty Sanitation District
COP Series 2007B	a,c,d	0.34%		01/07/11	3,475,000	3,475,000
Oxnard Financing Auth
Water RB Series 2006	b,c,d	0.40%		07/28/11	2,980,000	2,980,000
Pasadena Area Community College District
GO Refunding Bonds Series 2006C		0.51%		08/01/11	2,000,000	1,993,966

30 See financial notes

 Schwab California AMT Tax-Free Money Fund

Portfolio Holdings continued

					Face
Issuer			Effective	Maturity	Amount	Value
Type of Security, Series	Footnotes	Rate	Maturity*	Date*	($)	($)
Riverside
Electric RB Series 2008D	a,c,d	0.39%		01/07/11	2,110,000	2,110,000
Riverside Cnty
CP Series B	b	0.31%		01/14/11	1,900,000	1,899,987
TRAN 2010-2011 Series B		2.00%		06/30/11	2,500,000	2,517,777
Roseville Jt UHSD
GO Bonds Series C	a,c,d	0.34%		01/07/11	1,060,000	1,060,000
Sacramento Cnty Sanitation District Financing Auth
Refunding RB Series 2007B	a,c,d	0.47%		01/07/11	1,500,000	1,500,000
San Diego Cnty & SDs Pool Program
TRAN Series 2010B1		2.00%		01/31/11	3,500,000	3,503,616
San Diego Cnty Regional Transportation Commission
Sales Tax RB (Limited Tax) Series 2008D	a,c	0.35%		01/07/11	495,000	495,000
San Diego Cnty Water Auth
Water Revenue COP Series 2008A	a,c,d	0.34%		01/07/11	1,540,000	1,540,000
San Diego Community College District
GO Bonds Series 2005	a,c,d	0.34%		01/07/11	2,030,000	2,030,000
San Francisco
GO Improvement Bonds Series 2009A	c,d	0.45%		01/27/11	530,000	530,000
San Francisco USD
TRAN 2010		2.00%		06/30/11	1,000,000	1,007,704
San Mateo Cnty Community College District
GO Bonds Series 2006B	a,c,d	0.34%		01/07/11	390,000	390,000
San Mateo UHSD
GO BAN Series 2010		2.00%		02/28/11	3,000,000	3,006,729
Simi Valley USD
GO Bonds Series 2007C	a,b,c,d	0.33%		01/07/11	4,020,000	4,020,000
Southern California Metropolitan Water District
Water RB Series 2005A		4.00%		07/01/11	500,000	508,433
Water Refunding RB Series 2009A1	a	0.39%	01/07/11	03/07/11	5,000,000	5,000,000
Water Refunding RB Series 2009A2	a	0.34%	01/07/11	10/10/11	5,000,000	5,000,000
Southern California Public Power Auth
Sub Refunding RB (Transmission Project) Series 1991	a,b	0.32%		01/07/11	135,000	135,000
Sunnyvale
Refunding COP Series 2009A	a,b	0.36%		01/07/11	2,675,000	2,675,000
Torrance
TRAN 2010-2011		2.00%		07/06/11	2,000,000	2,015,411
Univ of California
General RB Series 2007J	a,c,d	0.34%		01/07/11	3,045,000	3,045,000
	c,d	0.50%		01/20/11	7,665,000	7,665,000
West Hills Community College District
COP (2008 Refunding)	a,b	0.35%		01/07/11	1,100,000	1,100,000
West Sacramento
Special Tax Bonds (Community Facilities District No. 16)	b	5.90%		09/01/11	1,000,000	1,055,345
	b	6.00%		09/01/11	3,000,000	3,167,513
William S. Hart UHSD
GO Bonds Series A	b,c,d	0.45%		05/19/11	5,300,000	5,300,000

						229,886,841

Puerto Rico 0.4%
Puerto Rico Sales Tax Financing Corp
Sales Tax RB First Sub Series 2009A	b	5.00%		08/01/11	1,000,000	1,026,841

Total Municipal Securities
(Cost $230,913,682)						230,913,682

End of Investments.

See financial notes 31

 Schwab California AMT Tax-Free Money Fund

Portfolio Holdings continued

At 12/31/10, the tax basis cost of the fund’s investments was $230,913,682.

*	If the security’s structure includes one of a number of maturity-shortening provisions set forth in Rule 2a-7, such as interest rate reset, demand feature or put feature, the effective maturity date is disclosed. The second maturity date is either the date on which the principal amount must be paid or the date payment must be made pursuant to a demand feature. If the effective maturity and maturity date are the same, the date will appear in the maturity column.
a	Variable-rate security.
b	Credit-enhanced security.
c	Liquidity-enhanced security.
d	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $93,423,000 or 40.3% of net assets.

BAN —	Bond anticipation note
COP —	Certificate of participation
CP —	Commercial paper
CSD —	Central school district
GO —	General obligation
HFA —	Housing finance agency/authority
HRA —	Housing & redevelopment authority
IDA —	Industrial development agency/authority
IDB —	Industrial development board
IDRB —	Industrial development revenue bond
ISD —	Independent school district
M/F —	Multi-family
RAN —	Revenue anticipation note
RB —	Revenue bond
SD —	School district
S/F —	Single-family
TAN —	Tax anticipation note
TECP —	Tax-exempt commercial paper
TRAN —	Tax and revenue anticipation note
UFSD —	Union free school district
UHSD —	Union high school district
USD —	Unified school district

32 See financial notes

 Schwab California AMT Tax-Free Money Fund

Statement of
Assets and Liabilities
As of December 31, 2010.

Assets

Investments, at cost and value (Note 2a)		$230,913,682
Cash		6,637
Receivables:
Investments sold		10,000
Interest		551,740
Fund shares sold		175,000
Prepaid expenses	+	3,518

Total assets		231,660,577

Liabilities

Payables:
Investment adviser and administrator fees		2,275
Shareholder services fees		4,207
Fund shares redeemed		73,988
Distributions to shareholders		1,654
Accrued expenses	+	33,133

Total liabilities		115,257

Net Assets

Total assets		231,660,577
Total liabilities	−	115,257

Net assets		$231,545,320

Net Assets by Source
Capital received from investors		231,545,320

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$231,545,320		231,501,141		$1.00

See financial notes 33

 Schwab California AMT Tax-Free Money Fund

Statement of
Operations
For January 1, 2010 through December 31, 2010.

Investment Income

Interest		$1,084,073

Expenses

Investment adviser and administrator fees		1,043,691
Shareholder service fees		656,034
Portfolio accounting fees		47,589
Trustees’ fees		31,487
Professional fees		31,303
Registration fees		22,897
Custodian fees		10,144
Transfer agent fees		9,571
Shareholder reports		1,708
Interest expense		536
Other expenses	+	15,329

Total expenses		1,870,289
Expense reduction by adviser and Schwab	−	815,900
Custody credits	−	130

Net expenses	−	1,054,259

Net investment income		29,814

Realized Gains (Losses)

Net realized gains on investments		15,631

Increase in net assets resulting from operations		$45,445

34 See financial notes

 Schwab California AMT Tax-Free Money Fund

Statements of
Changes in Net Assets
For current and prior report periods.

Operations

1/1/10-12/31/10			1/1/09-12/31/09
Net investment income		$29,814	$1,017,369
Net realized gains	+	15,631	52,722

Increase in net assets from operations		45,445	1,070,091

Distributions to Shareholders

Distributions from net investment income		(29,814)	(1,023,487)
Distributions from net realized gains	+	(16,196)	(53,678)

Total distributions		(46,010)	(1,077,165)

Transactions in Fund Shares*

Shares sold		52,910,947	365,243,991
Shares reinvested		41,606	966,492
Shares redeemed	+	(204,656,600)	(544,737,595)

Net transactions in fund shares		(151,704,047)	(178,527,112)

Net Assets

Beginning of period		383,249,932	561,784,118
Total decrease	+	(151,704,612)	(178,534,186)

End of period		$231,545,320	$383,249,932

*	Transactions took place at $1.00 per share; figures for share quantities are the same as for dollars.

See financial notes 35

 Schwab California Municipal Money Fund and Schwab California AMT Tax-Free Money Fund

Financial Notes

1. Business Structure of the Funds:

Each of the funds discussed in this report is a series of The Charles Schwab Family of Funds (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust including the funds discussed in this report, which are highlighted:

The Charles Schwab Family of Funds (organized October 20, 1989)
Schwab Money Market Fund
Schwab Government Money Fund
Schwab U.S. Treasury Money Fund
Schwab Value Advantage Money Fund
Schwab Advisor Cash Reserves
Schwab Cash Reserves
Schwab Retirement Advantage Money Fund
Schwab Investor Money Fund
Schwab Municipal Money Fund
Schwab AMT Tax-Free Money Fund
Schwab California Municipal Money Fund
Schwab California AMT Tax-Free Money Fund
Schwab New York AMT Tax-Free Money Fund
Schwab New Jersey AMT Tax-Free Money Fund
Schwab Pennsylvania Municipal Money Fund
Schwab Massachusetts AMT Tax-Free Money Fund

Schwab California Municipal Money Fund offers two share classes: Sweep Shares and Value Advantage Shares. Shares of each class represent interest in the same portfolio, but each class has different expenses and investment minimums. Schwab California AMT Tax-Free Money Fund currently offers one share class: Value Advantage Shares.

Shares are bought and sold at $1.00 per share. Each share has a par value of 1/1,000 of a cent, and the trustees may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities laws.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Securities in the funds are valued at amortized cost (which approximates market value) as permitted in accordance with Rule 2a-7 of the 1940 Act. In the event that security valuations do not approximate market value, securities may be valued as determined in accordance with procedures adopted by the Board of Trustees.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The funds do not adjust the quoted price for such instruments, even in situations where the funds hold a large position and a sale could reasonably impact the quoted price.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed

36

 Schwab California Municipal Money Fund and Schwab California AMT Tax-Free Money Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information. Securities held by money funds operating under Rule 2a-7 of the 1940 Act are valued at amortized cost which approximates current market value and are considered to be valued using Level 2 inputs.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At December 31, 2010, all of the funds’ investment securities were classified as Level 2. The breakdown of the funds’ investments into major categories is disclosed on the portfolio holdings.

In January 2010, the Financial Accounting Standards Board issued new guidance requiring reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements of Level 3 securities on a gross basis. The new and revised disclosures are required to be implemented for annual and interim periods beginning after December 15, 2009, except for the disclosures surrounding purchases, sales, issuances and settlements of Level 3 fair value measurements on a gross basis, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

The funds have adopted the new guidance for the period ended December 31, 2010. There were no significant transfers between Level 1 and Level 2 for the period ended December 31, 2010. Management is currently evaluating the impact of the adoption of the other provisions of the new guidance on the funds’ financial statements.

(b) Accounting Policies for certain Portfolio Investments (if held):

Delayed-Delivery: The funds may buy securities on a delayed-delivery basis. In these transactions, a fund agrees to buy a security for a stated price, with settlement generally occurring within two weeks. If the security’s value falls before settlement occurs, a fund could end up paying more for the security than its market value at the time of settlement. The funds have set aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

(d) Investment Income:

Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price.

 37

 Schwab California Municipal Money Fund and Schwab California AMT Tax-Free Money Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

For funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, are allocated daily to each class in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The funds declare distributions from net investment income, if any, every day they are open for business. These distributions, which are substantially equal to the funds’ net investment income for that day, are paid out to shareholders once a month. The funds declare distributions from net realized capital gains, if any, once a year.

(g) Custody Credit:

Certain funds have an arrangement with their custodian bank, State Street Bank and Trust Company, under which the funds receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

3. Risk Factors:

An investment in a fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of a shareholder’s investment at $1 per share, it is possible to lose money by investing in the funds.

Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, a fund’s yield will change over time. During periods when interest rates are low, a fund’s yield (and total return) also will be low. In addition, to the extent a fund makes any reimbursement payments to the investment adviser and/or its affiliates, the fund’s yield would be lower.

A fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. A fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations. The negative perceptions of an issuer’s ability to make such payments could also cause the price of that investment to decline. The credit quality of a fund’s portfolio holdings can change rapidly in certain market environments and any default on the part of a single portfolio investment could cause the fund’s share price or yield to fall.

38

 Schwab California Municipal Money Fund and Schwab California AMT Tax-Free Money Fund

Financial Notes (continued)

3. Risk Factors (continued):

Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. A fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect a fund’s yield, and in unusual circumstances potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, a fund’s yield at times could lag those of other money market funds.

The funds invest primarily in securities issued by the State of California and its municipalities. Any reduction in the credit ratings of obligations of these issuers could adversely affect the market values and marketability of such securities, and, consequently, the value of a fund’s portfolio. Further, a fund’s share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in adverse consequences affecting the State of California and/or its municipalities. The possibility exists that a natural disaster, including an earthquake, could create a major dislocation of the California economy and significantly affects the ability of state and local governments to raise money to pay principal and interest on their municipal securities. National governmental actions, such as elimination of tax-exempt status, also could affect performance. To the extent that a fund invests a substantial portion of its assets in municipal securities financing similar projects, the fund may be more sensitive to adverse economic, business or political developments. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of materials needed for the project, or a declining need for the project, would likely affect all similar projects and the overall municipal securities market.

Some of a fund’s income could be taxable. If certain types of investments a fund buys as tax-exempt are later ruled to be taxable, a portion of the fund’s income could become taxable. This risk, although generally considered low, is somewhat higher for investments that have been structured as municipal money market securities than for other types of municipal money market securities. Any defensive investments in taxable securities or securities whose interest is subject to the AMT could generate taxable income.

Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

A fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in a fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the funds, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

The funds are not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the funds’ investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between it and the trust.

 39

 Schwab California Municipal Money Fund and Schwab California AMT Tax-Free Money Fund

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee payable monthly based on the funds’ average daily net assets described as follows:

Average Daily Net Assets

First $1 billion	0.35%
More than $1 billion but not exceeding $10 billion	0.32%
More than $10 billion but not exceeding $20 billion	0.30%
More than $20 billion but not exceeding $40 billion	0.27%
Over $40 billion	0.25%

The Board of Trustees has adopted a Shareholder Servicing and Sweep Administration Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees. The plan also enables the Schwab California Municipal Money Fund to pay Schwab for certain sweep administration services, such as processing of automatic purchases and redemptions it provides to fund shareholders invested in the fund.

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to the amount set forth in the table below. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds), and the funds will pay no more than the amounts listed in the table below of the average annual daily net asset value of the funds shares owned by shareholders holding shares through such service providers. Shares of the Schwab California Municipal Money Fund are also subject to an annual sweep administration fee of up to the amount set forth below. The swap administration fee paid to Schwab is based on the average daily net asset value of the fund shares owned by shareholders holding shares through Schwab. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

	Shareholder Service Fees	Sweep Administration Fees

Sweep Shares*	0.25%	0.10%
Value Advantage Shares	0.22%	n/a

*	Sweep Shares are only offered by Schwab California Municipal Money Fund.

Contractual Expense Limitation

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements (“expense limitation”) with the funds to limit the total annual fund operating expenses, excluding interest, taxes, and certain non-routine expenses, for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the funds’ board of trustees, as follows:

Sweep Shares*	0.60%
Value Advantage Shares	0.45%

*	Sweep Shares are only offered by Schwab California Municipal Money Fund.

In addition, effective January 1, 2010 through December 31, 2010, CSIM and Schwab agreed to waive an additional amount of the funds’ expenses equal to 0.005% of the funds’ average daily net assets.

Voluntary Expense Waiver/Reimbursement

In addition to the contractual expense limitation agreement noted above, Schwab and the investment adviser also may waive and/or reimburse expenses to the extent necessary to maintain a positive net yield for each fund or each class of a fund. Schwab

40

 Schwab California Municipal Money Fund and Schwab California AMT Tax-Free Money Fund

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

and the investment adviser may recapture from a fund any of these expenses or fees they have waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. These reimbursement payments by a fund to Schwab and/or the investment adviser are considered “non-routine expenses” and are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could negatively affect a fund’s future yield. As of December 31, 2010, the balance of the recoupable expenses is as follows:

	Schwab California Municipal Money Fund		Schwab California AMT
Expiration Date	Sweep Shares	Value Advantage Shares	Tax-Free Fund

December 31, 2012	$5,246,528	$442,770	$68,572
December 31, 2013	14,443,839	2,093,924	273,033

Total	$19,690,367	$2,536,694	$341,605

The funds may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers. For the period ended December 31, 2010, each fund’s aggregate security transactions with other Schwab Funds were as follows:

Schwab California Municipal Money Fund	$3,131,461,413
Schwab California AMT Tax-Free Money Fund	$304,996,500

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. The funds had no interfund borrowing or lending activity during the period.

5. Transfer Agent Services:

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agent services for each fund.

6. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or Schwab. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

7. Borrowing from Banks:

The funds may borrow money from banks and custodians. The funds have custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company, an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street Bank and Trust Company for the committed line of credit.

There were no borrowings from the lines of credit during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed on the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds rate.

8. Federal Income Taxes:

As of December 31, 2010, the funds had no distributable earnings on a tax basis.

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of December 31, 2010, the funds had no capital loss carryforwards.

 41

 Schwab California Municipal Money Fund and Schwab California AMT Tax-Free Money Fund

Financial Notes (continued)

8. Federal Income Taxes (continued):

For tax purposes, realized capital losses, occurring after October 31, may be deferred and treated as occurring on the first day of the following year. For the period ended December 31, 2010, the funds had no deferred capital losses or capital losses utilized to offset capital gains.

The tax-basis components of distributions during the current and prior periods were:

	Schwab California	Schwab California AMT
	Municipal Money Fund	Tax-Free Money Fund

Current period distributions
Tax-exempt income	$713,879	$29,814
Ordinary income	138,165	621
Long-term gain	276,330	15,575

Prior period distributions
Tax-exempt income	$11,598,108	$1,023,487
Ordinary income	427,099	52,012
Long-term gain	36,699	1,666

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes; there were no such differences in the current year. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

The permanent book and tax basis differences may result in reclassifications between capital account and other accounts as required. The adjustments have no impact on net assets or the results of operations. As of December 31, 2010, the funds made the following reclassifications:

	Schwab California	Schwab California AMT
	Municipal Money Fund	Tax-Free Money Fund

Capital shares	($42,324)	($565)
Undistributed net investment income	—	—
Net realized capital gains and losses	42,324	565

As of December 31, 2010, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2010, the funds did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by The President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

42

 Schwab California Municipal Money Fund and Schwab California AMT Tax-Free Money Fund

Financial Notes (continued)

8. Federal Income Taxes (continued):

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

9. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

 43

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab California Municipal Money Fund
Schwab California AMT Tax-Free Money Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab California Municipal Money Fund and Schwab California AMT Tax-Free Money Fund (two of the portfolios constituting The Charles Schwab Family of Funds, hereafter referred to as the “Funds”) at December 31, 2010, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
February 16, 2011

44

Other Federal Tax Information, (unaudited)

The funds designate the following percentage of the distributions paid from net investment income as tax-exempt interest dividends under Internal Revenue Code section 852(b)(5) and under California Revenue and Taxation Code section 17145 for the year ended December 31, 2010.

Schwab California Municipal Money Fund	100%
Schwab California AMT Tax-Free Money Fund	100%

For the year ended December 31, 2010, the funds hereby designate the following as a capital gain dividend under Internal Revenue Code section 852(b)(3)(C):

Schwab California Municipal Money Fund	$276,330
Schwab California AMT Tax-Free Money Fund	$15,575

 45

Trustees and Officers

The tables below give information about the trustees and officers for The Charles Schwab Family of Funds which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 86 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman of JDN Corporate Advisory LLC.	73	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009) Director, Excelsior Funds (2006 – 2007)

John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	73	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	73	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Harris-Stratex Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
Director, Genitope Corporation (2000 – 2009)
			Director, Excelsior Funds (2006 – 2007)

David L. Mahoney 1954 Trustee (Trustee of Schwab The Charles Schwab Family of Funds since 2011.)	Private Investor.	73	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Schwab The Charles Schwab Family of Funds since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	73	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

46

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	73	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	73	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of The Charles Schwab Family of Funds since 1989.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	73	None

Walter W. Bettinger II2 1960 Trustee (Trustee of The Charles Schwab Family of Funds since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	86	None

 47

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of The Charles Schwab Family of Funds since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer, (Sept. 2010 – present), Charles Schwab Investment Management, Inc.; President and Chief Executive Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Dec. 2010 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of The Charles Schwab Family of Funds since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds (June 2006 – June 2007).

Koji E. Felton 1961 Secretary and Chief Legal Officer (Officer of The Charles Schwab Family of Funds since 1998.)	Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc. (July 2000 – present); Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. (June 1998 – present); Vice President and Assistant Clerk, Laudus Funds (Jan. 2010 – present); Chief Legal Officer and Secretary, Schwab Funds (Nov. 1998 – present) and Schwab ETFs (Oct. 2009 – present); Chief Legal Officer and Secretary, Excelsior Funds (June 2006 – June 2007).

Catherine MacGregor 1964 Vice President (Officer of The Charles Schwab Family of Funds since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk, Laudus Funds (March 2007 – present); Vice President and Assistant Clerk, Schwab Funds (Dec. 2005 – present) and Schwab ETFs (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of The Charles Schwab Family of Funds since 2006.)	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc. (2004 – present); Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Funds; Vice President, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

48

Glossary

Alternative Minimum Tax (AMT) A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.

Barclays Capital General Municipal Bond Index An index that covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds.

Barclays Capital U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Barclays Capital U.S. TIPS Index (Series-L) A rules-based, market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury that have at least one year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value.

Barclays Capital U.S. Treasury Index An index that includes public obligations of the U.S. Treasury that have at least one year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value. Excludes Treasury bills, certain special issues and TIPS.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bond holder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.” An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond anticipation notes Obligations sold by a state or local government on a short-term basis in anticipation of the issuance of a longer-term bond in the future.

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

commercial paper Promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are structured on a discounted basis but sometimes may be interest-bearing notes. Commercial paper, which may be unsecured, is subject to credit risk.

credit-enhanced securities Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.

credit quality The capacity of an issuer to make its interest and principal payments. Federal regulations strictly regulate the credit quality of the securities a money market fund can buy.

credit ratings Debt issuers, including corporations, states and municipalities, may arrange with a recognized independent rating organization, such as Standard & Poor’s, Fitch, Inc. and Moody’s Investor Service, to rate their creditworthiness and/or the creditworthiness of their debt issues. For example, an issuer may obtain a long-term rating within the investment grade rating category, which is, from high to low, AAA, AA, A and BBB for Standard & Poor’s and Fitch, and Aaa, Aa, A and Baa for Moody’s.

credit risk The risk that a debt issuer may be unable to pay interest or repay principal to its debt holders.

dollar-weighted average maturity (DWAM) See weighted average maturity.

effective yield A measurement of a fund’s yield that assumes that all interest income is reinvested in additional shares of the fund.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets for the year.

face value The value of a bond, note, mortgage or other security as given on the certificate or instrument. Face value is also referred to as par value or nominal value.

fixed rate notes A security with a fixed rate or coupon and a short maturity (typically within thirteen months). For example, bond, revenue or tax anticipation notes.

illiquid securities Securities are generally considered illiquid if they cannot be disposed of promptly (typically within seven days) and in the ordinary course of business at approximately the amount at which a fund has valued the instruments.

interest Payments to holders of debt securities as compensation for loaning a security’s principal to the issuer.

liquidity-enhanced security The security’s structure includes a liquidity arrangement that requires an entity other than the issuer (such as a large financial institution) to provide funds to pay a tender under most circumstances. Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities for repayment within a specified time period (usually one day or one week) at any time prior to their final maturity.

maturity The date a debt security is scheduled to be “retired” and its principal amount repaid. The Maturity of an investment will generally reflect the security’s final maturity date unless the security’s structure includes a maturity-shortening provision such as an interest rate reset, demand feature or put feature (the “Effective Maturity Date”). For those securities with a maturity-shortening provision, including variable-rate demand securities, the Maturity is determined by using the Effective Maturity Date, as permitted by Rule 2a-7.

money market securities High-quality, short-term debt securities that may be issued by states and local governments and their agencies. Money market securities must have an effective maturity of no longer than 397 days. Examples include bond and tax anticipation notes, commercial paper, variable-rate demand obligations and tender option bonds.

 49

MSCI EAFE (Europe, Australasia, Far East) Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

MSCI EAFE Growth Index An index that is a subset of the MSCI EAFE Index that generally represents 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the growth style.

MSCI EAFE Value Index An index that is a subset of the MSCI EAFE Index that generally represents 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the value style.

MSCI Emerging Markets Index A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

municipal securities Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

net asset value per share (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding. Money funds seek to maintain a steady NAV of $1.00.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

restricted securities Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.

revenue anticipation notes Obligations that are issued in expectation of the receipt of revenue, such as income taxes, property taxes, etc.

Russell 1000 Growth Index An index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2000 Growth Index An index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index An index that measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Growth Index An index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Value Index An index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

section 3c7 securities Section 3c7 of the Investment Company Act of 1940 (the “1940 Act”) exempts certain issuers from many regulatory requirements applicable to investment companies under the 1940 Act. An issuer whose outstanding securities are exclusively owned by “qualified purchasers” and who is not making or proposing to make a public offering of the securities may qualify for this exemption.

section 4(2)/144A securities Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

taxable-equivalent yield The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% ÷ [1 − 0.25%] = 6.0%).

tax anticipation notes Notes that typically are sold to finance the cash flow needs of municipalities in anticipation of the receipt of taxes on a future date.

tender option bond A security which is created by a financial institution by combining a long-term municipal bond with a liquidity facility which converts the long-term bond into a money-market eligible security. Tender option bonds are issued as section 144A securities.

Tier 1, Tier 2 Tier 1 is the highest category of credit quality, Tier 2 the second highest. A security’s tier can be established either by an independent rating organization or by a determination of the investment adviser. Money market fund shares and U.S. government securities are automatically considered Tier 1 securities. The Schwab Money Funds only purchase securities which are considered to be Tier 1; however, they may hold Tier 2 securities as a result of a downgrade of a portfolio security.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

variable rate demand obligations (VRDOs) Securities that have long maturities but which, because of their structure, require them to repay principal plus accrued interest within a specified timeframe (usually one or seven days) upon the demand of the bond holder. Depending on their structure, the repayment may be made by the bond issuer or by a financial institution, such as a highly rated bank.

variable rate demand preferred shares (VRDP) Variable rate demand securities that are issued by single state or national closed-end municipal bond funds, which, in turn, invest primarily in portfolios of tax-exempt municipal bonds. It is anticipated that the interest on VRDPs will be exempt from federal income tax. These securities are considered “municipal money market

50

securities” for purposes of the fund’s investment policy as stated in the prospectus.

weighted average life (WAM) For money market mutual funds as per rule 2a-7, the maturity date or Effective Maturity Date (see definition of maturity) of all the debt securities in its portfolio or the date the interest rate on those securities is reset or those securities that can be redeemed through demand, calculated as a weighted average. As a rule, the longer the fund’s weighted average maturity, the greater its interest rate risk. Effective June 30, 2010, money funds are required to maintain a weighted average maturity of no more than 60 days.

weighted average maturity (WAL) For money market mutual funds as per rule 2a-7, the weighted average life calculation takes into account either the final maturity date for each security held in the portfolio or, when relevant, the date of the next demand feature (when the fund is scheduled to receive payment of principal and interest after a demand). Effective June 30, 2010, money funds are required to maintain a weighted average life of no more than 120 days. Weighted average life for all Schwab money market funds is available in each fund’s monthly schedule of portfolio holdings at www.schwabfunds.com/prospectus and also available in each fund’s Form N-MFP on the SEC’s website at www.sec.gov 60 days after the end of the month to which the information pertains.

yield The income paid out by an investment, expressed as a percentage of the investments market value.

 51

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call one of the numbers below.

Schwab Funds® direct investors:  1-800-407-0256

© 2010 Schwab Funds. All rights reserved.

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab YieldPlus Fund®
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab Inflation Protected Fundtm
Schwab Tax-Free YieldPlus Fundtm
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free YieldPlus Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2011 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR26569-08

Item 2: Code of Ethics.
(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.
Item 3: Audit Committee Financial Expert.
Registrant’s Board of Trustees has determined that William Hasler and Mariann Byerwalter , currently serving on its audit committee, are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Each of these members of Registrant’s audit committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of each of Mr. Hasler and Ms. Byerwalter as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit committee or Board of Trustees.
Item 4: Principal Accountant Fees and Services.
(a) Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
     Audit Fees
     2010: $409,464                2009: $431,016
(b) Below are the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Registrant’s financial statements and are not reported under paragraph (a) above.
     Audit-Related Fees
     For services rendered to Registrant:
     2010: $31,077      2009: $32,712
     Nature of these services: tax provision review.
     In each of the last two fiscal years there were no “Audit-Related Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(c) Below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
     Tax Fees
     For services rendered to Registrant:
     2010: $35,347      2009: $37,207
     Nature of these services: preparation and review of tax returns.
     In each of the last two fiscal years there were no “Tax Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(d) Below are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.
All Other Fees
     For services rendered to Registrant:
     2010: $6,061      2009: $6,061

Nature of these services:	review of the methodology of allocation of Charles Schwab & Co., Inc. (“Schwab”) expenses for purposes of Section 15(c) of the Investment Company Act of 1940.

     In each of the last two fiscal years there were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(e)(1) Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.
     2010: $72,485                2009: $79,078
(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.
Item 5: Audit Committee of Listed Registrants.
Not applicable.
Item 6: Schedule of Investments.
The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.
Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8: Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11: Controls and Procedures.
(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.
Item 12: Exhibits.
(a) (1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Charles Schwab Family of Funds
By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date: 02/14/2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date: 02/14/2011

By:	/s/ George Pereira
George Pereira
Principal Financial Officer

Date: 02/11/2011